The information in this preliminary pricing supplement is not complete and may be changed. This preliminary pricing supplement and the accompanying prospectus supplement and prospectus are not offers to sell these securities and are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
Subject to completion
Preliminary Pricing Supplement dated
November 10, 2014
Prospect Capital Corporation
Prospect Capital InterNotes®
4.250% Senior Notes due 2020 (the "2020 Notes")

Filed under Rule 497, Registration Statement No. 333-198505
Preliminary Pricing Supplement No. 324 —Dated Monday, November 10, 2014
(To: Prospectus Dated November 4, 2014, and Prospectus Supplement Dated November 7, 2014)

CUSIP Number	ISIN Number	Principal Amount	Selling Price	Gross Concession	Net Proceeds	Coupon Type	Coupon Rate	Coupon Frequency	Maturity Date	1st Coupon Date	1st Coupon Amount	Survivor's Option	Product Ranking
74348YPJ4	US74348YPJ46		$100.000%	1.650%	$	Fixed	4.250%	Semi-Annual	5/15/2020	5/15/2015	$20.66	Yes	Senior Unsecured Notes
Redemption Information: Callable at 100.000% on 11/15/2015 and every coupon date thereafter.

Trade Date: Monday, November 17, 2014 @ 12:00 PM ET
Settle Date: Thursday, November 20, 2014
Minimum Denomination/Increments: $1,000.00/$1,000.00
Initial trades settle flat and clear SDFS: DTC Book Entry only
The Notes will be issued pursuant to the Indenture, dated as of February 16, 2012, as amended and supplemented by that certain Three Hundred Twenty-Fourth Supplemental Indenture dated as of November 20, 2014.
The date from which interest shall accrue on the Notes is Thursday, November 20, 2014. The "Interest Payment Dates" for the Notes shall be May 15 and November 15 of each year, commencing May 15, 2015; the interest payable on any Interest Payment Date, will be paid to the Person in whose name the Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date (as defined in the Indenture) for such interest, which shall be May 1 or November 1, as the case may be, next preceding such Interest Payment Date.
The 2020 Notes will be redeemable in whole or in part at any time or from time to time, at the option of Prospect Capital Corporation, on or after November 15, 2015 at a redemption price of $1,000 per 2020 Note plus accrued and unpaid interest payments otherwise payable for the then-current semi-annual interest period accrued to, but excluding, the date fixed for redemption and upon not less than 30 days nor more that 60 days prior notice to the noteholder and the trustee, as described in the prospectus.
Prospect Capital Corporation is a financial services company that lends to and invests in middle market, privately-held companies. We are organized as an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Prospect Capital Management LLC manages our investments and Prospect Administration LLC provides the administrative services necessary for us to operate.
This preliminary pricing supplement relates only to the securities described in the accompanying prospectus supplement and prospectus, is only a summary of changes and should be read together with the accompanying prospectus supplement and prospectus, including among other things the section entitled "Risk Factors" beginning on page S-8 of such prospectus supplement and page 10 of such prospectus. This preliminary pricing supplement and the accompanying prospectus supplement and prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the "SEC." This information is available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, NY 10016 or by telephone at (212) 448-0702. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our internet website address is www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of this preliminary pricing supplement. Any representation to the contrary is a criminal offense. Obligations of Prospect Capital Corporation and any subsidiary of Prospect Capital Corporation are not guaranteed by the full faith and credit of the United States of America. Neither Prospect Capital Corporation nor any subsidiary of Prospect Capital Corporation is a government-sponsored enterprise or an instrumentality of the United States of America.
InterNotes® is a registered trademark of Incapital Holdings LLC.

Filed pursuant to Rule 497
File No. 333-198505

PROSPECTUS SUPPLEMENT
(To Prospectus dated November 4, 2014)
Prospect Capital Corporation
Prospect Capital InterNotes®

•
We may offer to sell our Prospect Capital InterNotes® from time to time. The specific terms of the notes will be set prior to the time of sale and described in a pricing supplement. You should read this prospectus supplement, the accompanying prospectus and the applicable pricing supplement carefully before you invest. We may offer other debt securities from time to time other than the notes under our Registration Statement or in private placements.

•
We may offer the notes to or through agents for resale. The applicable pricing supplement will specify the purchase price, agent discounts and net proceeds of any particular offering of notes. The agents are not required to sell any specific amount of notes but will use their reasonable best efforts to sell the notes. We also may offer the notes directly. We have not set a date for termination of our offering.

•
The agents have advised us that from time to time they may purchase and sell notes in the secondary market, but they are not obligated to make a market in the notes and may suspend or completely stop that activity at any time. Unless otherwise specified in the applicable pricing supplement, we do not intend to list the notes on any stock exchange.

Investing in the notes involves certain risks, including those described in the "Risk Factors" section beginning on page S-8 of this prospectus supplement and page 10 of the accompanying prospectus.
This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the "SEC." This information is available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, NY 10016 or by telephone at (212) 448-0702. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our internet website address is www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of this prospectus supplement. Any representation to the contrary is a criminal offense.
Obligations of Prospect Capital Corporation and any subsidiary of Prospect Capital Corporation are not guaranteed by the full faith and credit of the United States of America. Neither Prospect Capital Corporation nor any subsidiary of Prospect Capital Corporation is a government-sponsored enterprise or an instrumentality of the United States of America.
We may sell the notes to or through one or more agents or dealers, including the agents listed below.

Incapital LLC	BofA Merrill Lynch	Citigroup	RBC Capital Markets
Prospectus Supplement dated November 7, 2014.
®InterNotes is a registered trademark of Incapital Holdings LLC

FORWARD-LOOKING STATEMENTS
This prospectus supplement and the accompanying prospectus may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, or the "Exchange Act," which involve substantial risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and portfolio management and the performance of our investments and our investment management business. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as "intends," "intend," "intended," "goal," "estimate," "estimates," "expects," "expect," "expected," "project," "projected," "projections," "plans," "seeks," "anticipates," "anticipated," "should," "could," "may," "will," "designed to," "foreseeable future," "believe," "believes" and "scheduled" and variations of these words and similar expressions are intended to identify forward-looking statements. Our actual results or outcomes may differ materially from those anticipated. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our future operating results,

•	our business prospects and the prospects of our portfolio companies,

•	the impact of investments that we expect to make,

•	our contractual arrangements and relationships with third parties,

•	the dependence of our future success on the general economy and its impact on the industries in which we invest,

•	the ability of our portfolio companies to achieve their objectives,

•	difficulty in obtaining financing or raising capital, especially in the current credit and equity environment,

•	the level and volatility of prevailing interest rates and credit spreads, magnified by the current turmoil in the credit markets,

•	adverse developments in the availability of desirable loan and investment opportunities whether they are due to competition, regulation or otherwise,

•	a compression of the yield on our investments and the cost of our liabilities, as well as the level of leverage available to us,

•	our regulatory structure and tax treatment, including our ability to operate as a business development company and a regulated investment company,

•	the adequacy of our cash resources and working capital,

•	the timing of cash flows, if any, from the operations of our portfolio companies,

•	the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments,

•
authoritative generally accepted accounting principles or policy changes from such standard-setting bodies as the Financial Accounting Standards Board, the SEC, Internal Revenue Service, the NASDAQ Global Select Market, and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business, and

•	the risks, uncertainties and other factors we identify in "Risk Factors" and elsewhere in this prospectus supplement and the accompanying prospectus and in our filings with the SEC.
Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, ability to obtain certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement and the accompanying prospectus, respectively, should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk Factors" and elsewhere in this prospectus supplement and the accompanying prospectus, respectively. You should not place undue reliance on these forward-looking statements, which apply

i

only as of the date of this prospectus supplement or the accompanying prospectus, as applicable. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the "Securities Act."
You should rely only on the information contained in this prospectus supplement, including any pricing supplement included hereto, and the accompanying prospectus. We have not, and the agent(s) or dealer(s) has not, authorized any other person to provide you with information that is different from that contained in this prospectus supplement, including any pricing supplement included hereto, or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the agents are not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should assume that the information appearing in this prospectus supplement, including any pricing supplement included hereto, and the accompanying prospectus is accurate only as of their respective dates and we assume no obligation to update any such information. Our business, financial condition and results of operations may have changed since those dates. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we any make directly to you or through reports that we have filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.
This prospectus supplement, including any pricing supplement included hereto, supersedes the accompanying prospectus to the extent it contains information that is different from or in addition to the information in that prospectus.

PROSPECTUS SUPPLEMENT

PROSPECTUS SUMMARY
This section summarizes the legal and financial terms of the notes that are described in more detail in "Description of Notes" beginning on page S-12. Final terms of any particular notes will be determined at the time of sale and will be contained in the pricing supplement, which will be included with this prospectus supplement, relating to those notes. The terms in that pricing supplement may vary from and supersede the terms contained in this summary and in "Description of Notes." In addition, you should read the more detailed information appearing elsewhere in this prospectus supplement, the accompanying prospectus and in that pricing supplement.
The terms "we," "us," "our" and "Company" refer to Prospect Capital Corporation; "Prospect Capital Management," "Investment Adviser" and "PCM" refer to Prospect Capital Management LLC; and "Prospect Administration" and the "Administrator" refer to Prospect Administration LLC.
The Company
We are a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 (the "1940 Act"). As a BDC, we have elected to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Internal Revenue Code" or the "Code"). We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.
We currently have nine origination strategies in which we make investments: (1) lending in private equity sponsored transactions, (2) lending directly to companies not owned by private equity firms, (3) control investments in corporate operating companies, (4) control investments in financial companies, (5) investments in structured credit, (6) real estate investments, (7) investments in syndicated debt, (8) aircraft leasing and (9) online lending. We continue to evaluate other origination strategies in the ordinary course of business with no specific tops-down allocation to any single origination strategy.
Lending in Private Equity Sponsored Transactions – We make loans to companies which are controlled by leading private equity firms. This debt can take the form of first lien, second lien, unitranche or unsecured loans. In making these investments, we look for a diversified customer base, recurring demand for the product or service, barriers to entry, strong historical cash flow and experienced management teams. These loans typically have significant equity subordinate to our loan position. Historically, this strategy has comprised approximately 50%-60% of our business, but more recently it is less than 50% of our business.
Lending Directly to Companies – We provide debt financing to companies owned by non-private equity firms, the company founder, a management team or a family. Here, in addition to the strengths we look for in a sponsored transaction, we also look for the alignment with the management team with significant invested capital. This strategy often has less competition than the private equity sponsor strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. Direct lending can result in higher returns and lower leverage than sponsor transactions and may include warrants or equity to us. Historically, this strategy has comprised approximately 5%-15% of our business, but more recently it is less than 5% of our business.
Control Investments in Corporate Operating Companies – This strategy involves acquiring controlling stakes in non-financial operating companies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity.  We provide certainty of closure to our counterparties, give the seller personal liquidity and generally look for management to continue on in their current roles. This strategy has comprised approximately 10%-15% of our business.
Control Investments in Financial Companies – This strategy involves acquiring controlling stakes in financial companies, including consumer direct lending, sub-prime auto lending and other strategies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity. These investments are often structured in a tax-efficient RIC-compliant partnership, enhancing returns. This strategy has comprised approximately 5%-15% of our business.
Investments in Structured Credit – We make investments in collateralized loan obligations (“CLOs”), generally taking a significant position in the subordinated interests (equity) of the CLOs. The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate, mortgages, sub-prime debt, or consumer based debt. The CLOs in which we invest are managed by top-tier collateral managers that have been thoroughly diligenced prior to investment. This strategy has comprised approximately 10%-20% of our business.

Real Estate Investments – We make investments in real estate through our three wholly-owned tax-efficient real estate investment trusts ("REITs"), American Property REIT Corp., National Property REIT Corp. and United Property REIT Corp. (collectively, "our REITs"). Our real estate investments are in various classes of fully developed and occupied real estate properties that generate current yields. We seek to identify properties that have historically high occupancy and steady cash flow generation. Our REITs partner with established property managers with experience in managing the property type to manage such properties after acquisition. This is a more recent investment strategy that has comprised approximately 5%-10% of our business.
Investments in Syndicated Debt – On an opportunistic basis, we make investments in loans and high yield bonds that have been sold to a syndicate of buyers. Here we look for investments with attractive risk-adjusted returns after we have completed a fundamental credit analysis. These investments are purchased with a long term, buy-and-hold outlook and we look to provide significant structuring input by providing anchoring orders. This strategy has comprised approximately 5%-10% of our business.
Aircraft Leasing – We invest debt as well as equity in aircraft assets subject to commercial leases to credit-worthy airlines across the globe. These investments present attractive return opportunities due to cash flow consistency from long-lived assets coupled with hard asset collateral. We seek to deliver risk-adjusted returns with strong downside protection by analyzing relative value characteristics across the spectrum of aircraft types of all vintages. Our target portfolio includes both in-production and out-of-production jet and turboprop aircraft and engines, operated by airlines across the globe. This strategy comprised approximately 1.5% of our business in the fiscal year ended June 30, 2014 and less than 1% as of September 30, 2014.
Online Lending – We make investments in loans originated by certain consumer loan and small and medium sized business (“SME”) originators. We purchase each loan in its entirety (i.e., a “whole loan”). The borrowers are consumers and SMEs. The loans are typically serviced by the originators of the loans. This strategy comprised approximately 1% of our business in the fiscal year ended June 30, 2014 and less than 1% as of September 30, 2014.
Typically, we concentrate on making investments in companies with annual revenues of less than $750 million and enterprise values of less than $1 billion. Our typical investment involves a secured loan of less than $250 million. We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which we invest are privately held at the time we invest in them. We refer to these companies as "target" or "middle market" companies and these investments as "middle market investments."
We seek to maximize total returns to our investors, including both current yield and equity upside, by applying rigorous credit analysis and asset-based and cash-flow based lending techniques to make and monitor our investments. We are constantly pursuing multiple investment opportunities, including purchases of portfolios from private and public companies, as well as originations and secondary purchases of particular securities. We also regularly evaluate control investment opportunities in a range of industries, and some of these investments could be material to us. There can be no assurance that we will successfully consummate any investment opportunity we are currently pursuing. If any of these opportunities are consummated, there can be no assurance that investors will share our view of valuation or that any assets acquired will not be subject to future write downs, each of which could have an adverse effect on our stock price.
As of September 30, 2014, we had investments in 140 portfolio companies. The aggregate fair value as of September 30, 2014 of investments in these portfolio companies held on that date is approximately $6.3 billion. Our portfolio across all our performing interest-bearing investments had an annualized current yield of 11.9% as of September 30, 2014.
Recent Developments
Investment Transactions
On October 3, 2014, we sold our $35.0 million investment in Babson CLO Ltd. 2011-I and realized a loss on the sale.
On October 6, 2014, we made a $35.2 million follow-on investment in Onyx Payments to fund an acquisition.
On October 7, 2014, Grocery Outlet, Inc. repaid the $14.5 million loan receivable to us.
On October 8, 2014, we made a $65.0 million secured debt investment in Capstone Logistics, LLC, a logistics services portfolio company.
On October 9, 2014, we made an investment of $50.7 million to purchase 83.60% of the subordinated notes in Babson CLO Ltd. 2014-III in a co-investment transaction with Priority Income Fund, Inc.

On October 10, 2014, Ajax Rolled Ring & Machine, LLC repaid the $19.3 million loan receivable to us.
On October 17, 2014, we made an investment of $49.0 million to purchase 90.54% of the subordinated notes in Symphony CLO XV, Ltd.
On October 20, 2014, we sold our $22.0 million investment in Galaxy XII CLO, Ltd. and realized a loss on the sale.
On October 21, 2014, we made a $22.5 million secured debt investment in Hollander Sleep Products, a manufacturer of bed pillows and mattress pads in the United States.
In addition to the transactions noted above, during the period from October 1, 2014 through November 6, 2014, we made seven follow-on investments in National Property REIT Corp. ("NPRC") totaling $55.0 million to support the online lending initiative. We invested $8.2 million of equity through NPH Property Holdings, LLC ("NPH") and $46.8 million of debt directly to NPRC. In addition, during this period, we received a partial repayment of $11.0 million of the NPRC loan previously outstanding and $1.9 million as a return of capital on the equity investment in NPRC.
Debt and Equity
On November 4, 2014, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $5.0 billion of additional debt and equity securities in the public market.
Common Stock Issuances
On October 22, 2014, we issued 138,721 shares of our common stock in connection with the dividend reinvestment plan.
During the period from September 26, 2014 through October 29, 2014 (with settlement dates of October 1, 2014 to November 3, 2014), we sold 3,954,195 shares of our common stock at an average price of $9.76 per share, and raised $38.6 million of gross proceeds, under our at-the-market program (the "ATM Program"). Net proceeds were $38.4 million after commissions to the broker-dealer on shares sold and offering costs.
Spin-Offs of Certain Business Strategies
On November 6, 2014, we announced that we intend to spin off certain "pure play" business strategies to our shareholders.  We initially intend on focusing our spinoff efforts on three separate companies consisting of portions of our (i) collateralized loan obligation ("CLO") structured credit business, (ii) online lending business, and (iii) real estate business.  The size and likelihood of such spinoffs, which may be partial rather than complete spinoffs, remain to be determined. We may seek to file non-registered investment company spinoffs with confidential treatment with parallel registration progress to be made in the coming weeks toward the goal of consummating these initial spinoffs in early 2015.  The consummation of any of the spin-offs depend upon, among other things: market conditions, regulatory and exchange listing approval, and sufficient investor interest, and there can be no guarantee that we will consummate any of these spin-offs.

The Offering

Issuer	Prospect Capital Corporation

Purchasing Agent	Incapital LLC

Agents	Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC. From time to time, we may sell the notes to or through additional agents.

Title of Notes	Prospect Capital InterNotes®

Amount
We may issue notes from time to time in various offerings up to $1.5 billion, the aggregate principal amount authorized by our board of directors for notes. As of November 6, 2014, $837.5 million aggregate principal amount of notes has been issued. There are no limitations on our ability to issue additional indebtedness in the form of Prospect Capital InterNotes® or otherwise other than under the 1940 Act and the marginally more restrictive 175% asset coverage requirement under our credit facility.

Denominations	The notes will be issued and sold in denominations of $1,000 and multiples of $1,000 (unless otherwise stated in the pricing supplement).

Status	The notes will be our direct unsecured senior obligations and will rank equally with all of our other unsecured senior indebtedness from time to time outstanding.

Maturities	Each note will mature 12 months or more from its date of original issuance.

Interest	Notes may be issued with a fixed or floating interest rate; a floating interest rate note will be based on the London Interbank Offered Rate ("LIBOR").

Interest on each fixed or floating interest rate note will be payable either monthly, quarterly, semi-annually or annually on each interest payment date and on the stated maturity date. Interest also will be paid on the date of redemption or repayment if a note is redeemed or repaid prior to its stated maturity in accordance with its terms.

Interest on the notes will be computed on the basis of a 360-day year of twelve 30-day months, often referred to as the 30/360 (ISDA) day count convention.
Principal	The principal amount of each note will be payable on its stated maturity date at the corporate trust office of the paying agent or at any other place we may designate.

Redemption and Repayment
Unless otherwise stated in the applicable pricing supplement, a note will not be redeemable at our option or be repayable at the option of the holder prior to its stated maturity date. The notes will not be subject to any sinking fund.

Survivor's Option
Specific notes may contain a provision permitting the optional repayment of those notes prior to stated maturity, if requested by the authorized representative of the beneficial owner of those notes, following the death of the beneficial owner of the notes, so long as the notes were owned by the beneficial owner or his or her estate at least six months prior to the request. This feature is referred to as a "Survivor's Option." Your notes will not be repaid in this manner unless the pricing supplement for your notes provides for the Survivor's Option. If the pricing supplement for your notes provides for the Survivor's Option, your right to exercise the Survivor's Option will be subject to limits set by us on (1) the permitted dollar amount of total exercises by all holders of notes in any calendar year, and (2) the permitted dollar amount of an individual exercise by a holder of a note in any calendar year. Additional details on the Survivor's Option are described in the section entitled "Description of Notes—Survivor's Option."

Sale and Clearance	We will sell notes in the United States only. Notes will be issued in book-entry only form and will clear through The Depository Trust Company. We do not intend to issue notes in certificated form.

Trustee	The trustee for the notes is U.S. Bank National Association, under an indenture dated as of February 16, 2012, as amended and as supplemented from time to time.

Selling Group
The agents and dealers comprising the selling group are broker-dealers and securities firms. Each of the Purchasing Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and RBC Capital Markets, LLC entered into a Fourth Amended and Restated Selling Agent Agreement with us dated November 7, 2014 (as amended, the "Selling Agent Agreement"). Additional agents appointed by us from time to time in connection with the offering of the notes contemplated by this prospectus supplement will become parties to the Selling Agent Agreement. Dealers who are members of the selling group have executed a Master Selected Dealer Agreement with the Purchasing Agent. The agents and the dealers have agreed to market and sell the notes in accordance with the terms of those respective agreements and all other applicable laws and regulations. You may contact the Purchasing Agent at info@incapital.com for a list of selling group members.

SELECTED CONDENSED FINANCIAL DATA
You should read the condensed consolidated financial information below with the Consolidated Financial Statements and notes thereto included in this prospectus supplement and the accompanying prospectus. Financial information below for the years ended June 30, 2014, 2013, 2012, 2011 and 2010 has been derived from the financial statements that were audited by our independent registered public accounting firm. The selected consolidated financial data at and for the three month period ended September 30, 2014 and 2013 has been derived from unaudited financial data. Interim results for the three months ended September 30, 2014 are not necessarily indicative of the results that may be expected for the year ending June 30, 2015. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" starting on page S-21 for more information.

	For the Three Months Ended September 30,		For the Year Ended June 30,
	2014	2013	2014	2013	2012	2011	2010
	(in thousands except data relating to shares, per share and number of portfolio companies)
Performance Data:
Interest income	$184,140	$138,421	$613,741	$435,455	$219,536	$134,454	$86,518
Dividend income	2,225	7,089	26,837	82,705	64,881	15,092	15,366
Other income	15,656	15,524	71,713	58,176	36,493	19,930	12,675
Total investment income	202,021	161,034	712,291	576,336	320,910	169,476	114,559
Interest and credit facility expenses	(42,914)	(27,407)	(130,103)	(76,341)	(38,534)	(17,598)	(8,382)
Investment advisory expense	(56,781)	(43,629)	(198,296)	(151,031)	(82,507)	(46,051)	(30,727)
Other expenses	(7,863)	(7,661)	(26,669)	(24,040)	(13,185)	(11,606)	(8,260)
Total expenses	(107,558)	(78,697)	(355,068)	(251,412)	(134,226)	(75,255)	(47,369)
Net investment income	94,463	82,337	357,223	324,924	186,684	94,221	67,190
Realized and unrealized (losses) gains	(10,355)	(2,437)	(38,203)	(104,068)	4,220	24,017	(47,565)
Net increase in net assets from operations	$84,108	$79,900	$319,020	$220,856	$190,904	$118,238	$19,625
Per Share Data:
Net increase in net assets from operations(1)	$0.24	$0.31	$1.06	$1.07	$1.67	$1.38	$0.33
Distributions declared per share	$(0.33)	$(0.33)	$(1.32)	$(1.28)	$(1.22)	$(1.21)	$(1.33)
Average weighted shares outstanding for the period	343,359,061	258,084,153	300,283,941	207,069,971	114,394,554	85,978,757	59,429,222
Assets and Liabilities Data:
Investments	$6,253,493	$4,553,136	$6,253,739	$4,172,852	$2,094,221	$1,463,010	$748,483
Other assets	579,572	230,435	223,530	275,365	161,033	86,307	84,212
Total assets	6,833,065	4,783,571	6,477,269	4,448,217	2,255,254	1,549,317	832,695
Amount drawn on credit facility	411,000	69,000	92,000	124,000	96,000	84,200	100,300
Convertible notes	1,247,500	847,500	1,247,500	847,500	447,500	322,500	—
Public notes	647,950	347,762	647,881	347,725	100,000	—	—
InterNotes®	784,305	461,977	785,670	363,777	20,638	—	—
Amount owed to Prospect Administration and Prospect Capital Management	6,187	1,789	2,211	6,690	8,571	7,918	9,300
Other liabilities	88,364	145,788	83,825	102,031	70,571	20,342	11,671
Total liabilities	3,185,306	1,873,816	2,859,087	1,791,723	743,280	434,960	121,271
Net assets	$3,647,759	$2,909,755	$3,618,182	$2,656,494	$1,511,974	$1,114,357	$711,424
Investment Activity Data:
No. of portfolio companies at period end	140	129	142	124	85	72	58
Acquisitions	$887,205	$556,843	$2,952,456	$3,103,217	$1,120,659	$953,337	$ 364,788(2)
Sales, repayments, and other disposals	$863,144	$164,167	$787,069	$931,534	$500,952	$285,562	$136,221
Total return based on market value(3)	(3.94)%	6.49%	10.9%	6.2%	27.2%	17.2%	17.7%
Total return based on net asset value(3)	2.24%	2.96%	11.0%	10.9%	18.0%	12.5%	(6.8)%
Weighted average yield at end of period(4)	11.9%	12.5%	12.1%	13.6%	13.9%	12.8%	16.2%
_______________________________________________________________________________

(1)	Per share data is based on average weighted shares for the period.

(2)	Includes $207,126 of acquired portfolio investments from Patriot Capital Funding, Inc.

(3)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. For periods less than a year, the return is not annualized.

(4)	Excludes equity investments and non-performing loans.

RISK FACTORS
        Your investment in the notes will involve certain risks. This prospectus supplement and the accompanying prospectus do not describe all of those risks.
        You should, in consultation with your own financial and legal advisors, carefully consider the following discussion of risks before deciding whether an investment in the notes is suitable for you. The notes will not be an appropriate investment for you if you are not knowledgeable about significant features of the notes or financial matters in general. You should not purchase the notes unless you understand, and know that you can bear, these investment risks.
Our amount of debt outstanding will increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the notes and our other debt.
As of November 6, 2014, we and our subsidiaries had $20.2 million of secured indebtedness outstanding and approximately $2.7 billion of unsecured senior indebtedness outstanding.
The use of debt could have significant consequences on our future operations, including:

•	making it more difficult for us to meet our payment and other obligations under the notes and our other outstanding debt;

•
resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our debt agreements, which event of default could result in all of our debt becoming immediately due and payable;

•	reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our amended senior credit facility; and

•	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.
Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the notes and our other debt.
Our ability to meet our payment and other obligations under our debt instruments depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our existing or amended senior credit facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including any notes sold, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the notes and our other debt.
The notes will be effectively subordinated to any existing and future secured indebtedness and structurally subordinated to existing and future liabilities and other indebtedness of our subsidiaries.
The notes will be our general, unsecured obligations and will rank equally in right of payment with all of our existing and future unsubordinated, unsecured indebtedness, including without limitation, the $150.0 million aggregate principal amount of 6.25% Convertible Notes due 2015 (the "2015 Notes"), the $167.5 million aggregate principal amount of 5.50% Convertible Notes due 2016 (the "2016 Notes"), the $130.0 million aggregate principal amount of 5.375% Convertible Notes due 2017 (the "2017 Notes"), the $200.0 million aggregate principal amount of 5.75% Convertible Notes due 2018 (the "2018 Notes"), the $200.0 million aggregate principal amount of 5.875% Convertible Notes due 2019 (the "2019 Notes"), the $300 million aggregate principal amount of 5.00% Notes due 2019 (the "5.00% 2019 Notes"), the $400 million aggregate principal amount of 4.75% Notes due 2020 (the "2020 Notes"), the $100.0 million aggregate principal amount of 6.95% Notes due 2022 (the "2022 Notes") and the $250.0 million aggregate principal amount of 5.875% Notes due 2023 (the "2023 Notes"). As a result, the notes will be effectively subordinated to our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries. These liabilities may include indebtedness, trade payables, guarantees, lease obligations and letter of credit obligations. The notes do not restrict us or our subsidiaries from incurring indebtedness, including senior secured indebtedness in the future, nor do they limit the amount of indebtedness we can issue that is equal in right of payment to the notes. As of November 6, 2014, we had $20.2 million borrowings under our credit facility. Our credit facility is secured by certain of our assets and the indebtedness thereunder is therefore effectively senior to the notes to the extent of the value of such assets.

Each of the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes, the 5.00% 2019 Notes, the 2020 Notes, the 2022 Notes and the 2023 Notes may be due prior to the notes. We do not currently know whether we will be able to replace any of the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes, the 5.00% 2019 Notes, the 2020 Notes, the 2022 Notes or the 2023 Notes upon their respective maturities, or if we do, whether we will be able to do so on terms that are as favorable as such notes. In the event that we are not able to replace the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes, the 5.00% 2019 Notes, the 2020 Notes, the 2022 Notes or the 2023 Notes at the time of their respective maturities, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders, our ability to repay the notes and our ability to qualify as a regulated investment company, or "RIC."
The indenture and supplemental indentures under which the notes will be issued will contain limited protection for holders of the notes.
The indenture and supplemental indentures (collectively, the "indenture") under which the notes will be issued offer limited protection to holders of the notes. The terms of the indenture and the notes do not restrict our or any of our subsidiaries' ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the notes. In particular, the terms of the indenture and the notes will not place any restrictions on our or our subsidiaries' ability to:

•
issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.
In addition, the indenture will not require us to offer to purchase the notes in connection with a change of control or any other event.
Furthermore, the terms of the indenture and the notes do not protect holders of the notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity other than certain limited restrictions on dividends and certain board structures or default provisions mandated by the 1940 Act.
Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the notes may have important consequences for you as a holder of the notes, including making it more difficult for us to satisfy our obligations with respect to the notes or negatively affecting the trading value of the notes.
Certain of our current debt instruments include more protections for their holders than the indenture and the notes. See in the accompanying prospectus "Risk Factors—Risks Relating to Our Business—The Notes present other risks to holders of our common stock, including the possibility that the Notes could discourage an acquisition of the Company by a third party and accounting uncertainty" and "—In addition to regulatory restrictions that restrict our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations." In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the notes.

We may choose to redeem notes when prevailing interest rates are relatively low.
If your notes will be redeemable at our option, we may choose to redeem your notes from time to time, especially when prevailing interest rates are lower than the rate borne by the notes. If prevailing rates are lower at the time of redemption, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the notes being redeemed. Our redemption right also may adversely impact your ability to sell your notes as the optional redemption date or period approaches.
Survivor's Option may be limited in amount.
We will have a discretionary right to limit the aggregate principal amount of notes subject to the Survivor's Option that may be exercised in any calendar year to an amount equal to the greater of $2,000,000 or 2% of the outstanding principal amount of all notes outstanding as of the end of the most recent calendar year. We also have the discretionary right to limit to $250,000 in any calendar year the aggregate principal amount of notes subject to the Survivor's Option that may be exercised in such calendar year on behalf of any individual deceased beneficial owner of notes. Accordingly, no assurance can be given that exercise of the Survivor's Option for the desired amount will be permitted in any single calendar year.
We cannot assure that a trading market for your notes will ever develop or be maintained.
In evaluating the notes, you should assume that you will be holding the notes until their stated maturity. The notes are a new issue of securities. We cannot assure you that a trading market for your notes will ever develop, be liquid or be maintained. Many factors independent of our creditworthiness affect the trading market for and market value of your notes. Those factors include, without limitation:

•	the method of calculating the principal and interest for the notes;

•	the time remaining to the stated maturity of the notes;

•	the outstanding amount of the notes;

•	the redemption or repayment features of the notes; and

•	the level, direction and volatility of interest rates generally.
There may be a limited number of buyers when you decide to sell your notes. This may affect the price you receive for your notes or your ability to sell your notes at all.
Changes in banks' inter-bank lending rate reporting practices or the method pursuant to which the LIBOR rates are determined may adversely affect the value of your floating rate notes.
Beginning in 2008, concerns have been raised that some of the member banks surveyed by the British Bankers' Association (the "BBA") in connection with the calculation of daily LIBOR rates may have been under-reporting the inter-bank lending rate applicable to them in order to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may result from reporting higher inter-bank lending rates. Inquiries remain ongoing, including investigations by regulators and governmental authorities in various jurisdictions, and if such under-reporting occurred, it may have resulted in the LIBOR rate being artificially low. If any such under-reporting still exists and some or all of the member banks discontinue such practice, there may be a resulting sudden or prolonged upward movement in LIBOR rates. In addition, in August 2008 the BBA announced that it was changing the LIBOR rate-fixing process by increasing the number of banks surveyed to set the LIBOR rate. The BBA has taken steps intended to strengthen the oversight of the process and review biannually the composition of the panels of banks surveyed to set the LIBOR rate. In addition, the final report of the Wheatley Review of LIBOR, published in September 2012, set forth recommendations relating to the setting and administration of LIBOR, and the UK government has announced that it intends to incorporate these recommendations in new legislation. At the present time it is uncertain what changes, if any, may be made by the UK government or other governmental or regulatory authorities in the method for determining LIBOR or whether these changes would cause any decrease or increase in LIBOR rates. Any changes in the method pursuant to which the LIBOR rates are determined, or the development of a widespread market view that LIBOR rates have been or are being manipulated by members of the bank panel, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates. If that were to occur, the level of interest payments and the value of the floating rate notes may be adversely affected. If your floating rate notes are subject to a maximum rate specified in your pricing supplement, you may not benefit from any such increase in LIBOR rates because the interest on your floating rate notes will be subject to the maximum rate. As a result, the amount of interest payable for your floating rate notes may be significantly less than it would have been had you invested in a similar investment instrument not subject to such a maximum interest rate.

Your investment in the floating rate notes will involve certain risks not associated with an investment in conventional debt securities. You should consider carefully the following discussion of risks before you decide that an investment in the floating rate notes is suitable for you.
Floating rate notes present different investment considerations than fixed rate notes. For notes with only floating rates, the rate of interest paid by us on the notes for each applicable interest period is not fixed, but will vary depending on LIBOR and accordingly could be substantially less than the rates of interest we would pay on fixed rate notes of the same maturity. Additionally, the notes may change the interest rate or interest rate formula in relation to LIBOR at one or more points during the term of such notes (often referred to as a "step up" feature) or may switch from floating to fixed rate or from a fixed to a floating rate during the term of the notes. Consequently, the return on the notes may be less than returns otherwise payable on fixed rate debt securities issued by us with similar maturities whose interest rates cannot change. The variable interest rate on the notes, while determined, in part, by reference to LIBOR, may not actually pay at such rates. Furthermore, we have no control over any fluctuations in LIBOR.
If the relevant pricing supplement specifies a maximum rate, the interest rate for any interest period will be limited by the maximum rate. The maximum rate will limit the amount of interest you may receive for each such interest period, even if the fixed or floating rate component, as adjusted by any spread factor, if applicable, and/or a spread, if applicable, would have otherwise resulted in an interest rate greater than the maximum rate. As a result, if the interest rate for any interest period without taking into consideration the maximum rate would have been greater than the maximum rate, the notes will provide you less interest income than an investment in a similar instrument that is not subject to a maximum interest rate.

DESCRIPTION OF NOTES
The following description of the particular terms of the notes being offered supplements and, to the extent inconsistent with or otherwise specified in an applicable pricing supplement, replaces the description of the general terms and provisions of the debt securities set forth under the heading "Description of Our Debt Securities" in the accompanying prospectus. Unless otherwise specified in an applicable pricing supplement, the notes will have the terms described below. Capitalized terms used but not defined below have the meanings given to them in the accompanying prospectus and in the indenture relating to the notes.
The notes being offered by this prospectus supplement, the accompanying prospectus and the applicable pricing supplement will be issued under an indenture, dated as of February 16, 2012, as amended and as supplemented from time to time. U.S. Bank National Association was appointed as trustee, as successor to American Stock Transfer & Trust Company, LLC, pursuant to an Agreement of Resignation, Appointment and Acceptance dated as of March 9, 2012. The indenture is more fully described in the accompanying prospectus. The indenture does not limit the aggregate amount of debt securities that may be issued under it and provides that the debt securities may be issued under it from time to time in one or more series. The following statements are summaries of the material provisions of the indenture and the notes. These summaries do not purport to be complete and are qualified in their entirety by reference to the indenture, including for the definitions of certain terms. From time to time we may offer other debt securities either publicly or through private placement having maturities, interest rates, covenants and other terms that may differ materially from the terms of the notes described herein and in any pricing supplement.
The notes constitute a single series of debt securities for purposes of the indenture and are unlimited in aggregate principal amount under the terms of the indenture. Our board of directors has authorized the issuance and sale of the notes from time to time, up to an aggregate principal amount of $1.5 billion. As of November 6, 2014, $837.5 million aggregate principal amount of notes has been issued.
Notes issued in accordance with this prospectus supplement, the accompanying prospectus and the applicable pricing supplement will have the following general characteristics:

•	the notes will be our direct unsecured senior obligations and will rank equally with all of our other unsecured senior indebtedness from time to time outstanding;

•	the notes may be offered from time to time by us through the Purchasing Agent and each note will mature on a day that is at least 12 months from its date of original issuance;

•	each note may be issued with a fixed or floating interest rate; any floating interest rate will be based on LIBOR;

•	the notes will not be subject to any sinking fund; and

•	the minimum denomination of the notes will be $1,000 (unless otherwise stated in the pricing supplement).
In addition, the pricing supplement relating to each offering of notes will describe specific terms of the notes, including but not limited to:

•	the stated maturity;

•	the denomination of your notes;

•	the price at which we originally issue your notes, expressed as a percentage of the principal amount, and the original issue date;

•	whether your notes are fixed rate notes or floating rate notes;

•
if your notes are fixed rate notes, the annual rate at which your notes will bear interest, or the periodic rates in the case of notes that bear different rates at different times during the term of the notes, and the interest payment dates, if different from those stated below under "—Interest Rates—Fixed Rate Notes;"

•
if your notes are floating rate notes, the interest rate, spread or spread multiplier or initial base rate, maximum rate and/or minimum rate; if there is more than one spread to be applied at different times during the term of the notes for your interest rate, which spread during which periods applies to your notes; and the interest reset, determination, calculation and payment dates, all of which we describe under "—Interest Rates—Floating Rate Notes" below;

•
if applicable, the circumstances under which your notes may be redeemed at our option or repaid at the holder's option before the stated maturity, including any redemption commencement date, repayment date(s), redemption price(s) and redemption period(s), all of which we describe under "—Redemption and Repayment" below;

•	whether the authorized representative of the holder of a beneficial interest in the notes will have the right to seek repayment upon the death of the holder as described under "—Survivor's Option;"

•	any special U.S. federal income tax consequences of the purchase, ownership and disposition of the notes; and

•	any other significant terms of your notes, which could be different from those described in this prospectus supplement and the accompanying prospectus, but in no event inconsistent with the indenture.

We may at any time purchase notes at any price or prices in the open market or otherwise. Notes so purchased by us may, at our discretion, be held, resold or surrendered to the trustee for cancellation.
Types of Notes
We may issue either of the two types of notes described below. Notes may have elements of each of the two types of notes described below. For example, notes may bear interest at a fixed rate for some periods and at a floating rate in others.
Fixed Rate Notes.    Notes of this type will bear interest at one or more fixed rates described in your pricing supplement.
Fixed rate notes will bear interest from their original issue date or from the most recent date to which interest on the notes has been paid or made available for payment. Interest will accrue on the principal of fixed rate notes at the fixed rate or rates per annum stated in your pricing supplement during the applicable time periods as stated in your pricing supplement, until the principal is paid or made available for payment. Each payment of interest due on an interest payment date or the maturity will include interest accrued from and including the last date to which interest has been paid, or made available for payment, or from the issue date if none has been paid or made available for payment, to but excluding the interest payment date or maturity. We will compute interest on fixed rate notes on the basis of a 360-day year of twelve 30-day months (the 30/360 (ISDA) day count convention) unless your pricing supplement provides that we will compute interest on a different basis. We will pay interest on each interest payment date and at maturity as described below under "—Payments of Principal and Interest." Notes may be offered that switch from a fixed rate to a floating rate or from a floating rate to a fixed rate during the term of the notes.
Floating Rate Notes.    Notes of this type will bear interest at rates that are determined by reference to an interest rate formula based on LIBOR. In some cases, the rates may also be adjusted by adding or subtracting a spread in relation to LIBOR or multiplying by a spread multiplier and may be subject to a minimum rate and/or a maximum rate. The various interest rate formulas and these other features are described below in "—Interest Rates—Floating Rate Notes." If your notes are floating rate notes, the formula and any adjustments that apply to the interest rate will be specified in your pricing supplement.
Floating rate notes will bear interest from their original issue date or from the most recent date to which interest on the notes has been paid or made available for payment. Interest will accrue on the principal of floating rate notes at a rate per annum determined according to the interest rate formula stated in your pricing supplement during the applicable interest rate periods as stated in your pricing supplement, until the principal is paid or made available for payment. We will pay interest on each interest payment date and at maturity as described below "—Payments of Principal and Interest." Notes may be offered that switch from a fixed rate to a floating rate or from a floating rate to a fixed rate during the term of the notes.
Interest Rates
This subsection describes the different kinds of interest rates that may apply to your notes, as specified in your pricing supplement.
Fixed Rate Notes.    Fixed rate notes will bear interest from their original issue date or from the most recent date to which interest on the notes has been paid or made available for payment. Interest will accrue on the principal of fixed rate notes at the fixed yearly rate or rates stated in your pricing supplement during the applicable time periods as stated in your pricing supplement, until the principal is paid or made available for payment. Your pricing supplement will describe the interest periods and relevant interest payment dates on which interest on fixed rate notes will be payable. Each payment of interest due on an interest payment date or the maturity will include interest accrued from and including the last date to which interest has been paid, or made available for payment, or from the issue date if none has been paid or made available for payment, to but excluding the interest payment date or the maturity. We will compute interest on fixed rate notes on the basis of a 360-day year of twelve 30-day months (the 30/360 (ISDA) day count convention), unless your pricing supplement provides that we will compute interest on a different basis. We will pay interest on each interest payment date and at maturity as described below under "—Payments of Principal and Interest."
Floating Rate Notes.    Floating rate notes will bear interest at rates that are determined by reference to an interest rate formula based on LIBOR. In some cases, the rates may also be adjusted by adding or subtracting a spread in relation to LIBOR or multiplying by a spread multiplier and may be subject to a minimum rate and/or a maximum rate. If your note is a floating rate note, the formula and any adjustments that apply to the interest rate will be specified in your pricing supplement.
Each floating rate note will bear interest from its original issue date or from the most recent date to which interest on the note has been paid or made available for payment. Interest will accrue on the principal of a floating rate note at a rate per annum determined according to the interest rate formula stated in the pricing supplement during the applicable interest rate period specified in your pricing supplement, until the principal is paid or made available for payment. We will pay interest on each interest payment date and at maturity as described below under "—Payment of Principal and Interest."
In addition, the following will apply to floating rate notes.
Initial Base Rate
Unless otherwise specified in your pricing supplement, for floating rate notes, the initial base rate will be the applicable LIBOR base rate in effect from and including the original issue date to but excluding the initial interest reset date. We will specify the initial LIBOR base rate in your pricing supplement.
Spread or Spread Multiplier
In some cases, the base rate for floating rate notes may be adjusted:

•	by adding or subtracting a specified number of basis points, called the spread, with one basis point being 0.01%; or

•	by multiplying the base rate by a specified percentage, called the spread multiplier.
If you purchase floating rate notes, your pricing supplement will specify whether a spread or spread multiplier will apply to your notes and, if so, the amount of the applicable spread or spread multiplier and any increases or decreases in the spread or spread multiplier during the term of your notes.
Maximum and Minimum Rates
The actual interest rate, after being adjusted by the spread or spread multiplier, may also be subject to either or both of the following limits:

•	a maximum rate—i.e., a specified upper limit that the actual interest rate in effect at any time may not exceed; and/or

•	a minimum rate—i.e., a specified lower limit that the actual interest rate in effect at any time may not fall below.
If you purchase floating rate notes, your pricing supplement will specify whether a maximum rate and/or minimum rate will apply to your notes and, if so, what those rates are.
Whether or not a maximum rate applies, the interest rate on floating rate notes will in no event be higher than the maximum rate permitted by New York law, as it may be modified by U.S. law of general application. Under current New York law, the maximum rate of interest, with some exceptions, for any loan in an amount less than $250,000 is 16% and for any loan in the amount of $250,000 or more but less than $2,500,000 is 25%, per year on a simple interest basis. These limits do not apply to loans of $2,500,000 or more.
The rest of this subsection describes how the interest rate and the interest payment dates will be determined, and how interest will be calculated, on floating rate notes.
Interest Reset Dates
Except as otherwise specified in your pricing supplement, the rate of interest on floating rate notes will be reset, by the calculation agent described below, daily, weekly, monthly, quarterly, semi-annually or annually (each, an "interest reset period"). The date on which the interest rate resets and the reset rate becomes effective is called the interest reset date. Except as otherwise specified in your pricing supplement, the interest reset date will be as follows:

•	for floating rate notes that reset daily, each London business day (as defined below);

•	for floating rate notes that reset weekly, the Wednesday of each week;

•	for floating rate notes that reset monthly, the third Wednesday of each month;

•	for floating rate notes that reset quarterly, the third Wednesday of each of four months of each year as specified in your pricing supplement;

•	for floating rate notes that reset semi-annually, the third Wednesday of each of two months of each year as specified in your pricing supplement; and

•	for floating rate notes that reset annually, the third Wednesday of one month of each year as specified in your pricing supplement.
For floating rate notes, the interest rate in effect on any particular day will be the interest rate determined with respect to the latest interest reset date that occurs on or before that day. There are several exceptions, however, to the reset provisions described above.
Interest reset dates are subject to adjustment, as described below under "—Business Day Conventions."

The base rate in effect from and including the original issue date to but excluding the first interest reset date will be the initial base rate. For floating rate notes that reset daily or weekly, the base rate in effect for each day following the fifth business day before an interest payment date to, but excluding, the interest payment date, and for each day following the fifth business day before the maturity to, but excluding, the maturity, will be the base rate in effect on that fifth business day.
Interest Determination Dates
The interest rate that takes effect on an interest reset date will be determined by the calculation agent for the LIBOR base rates by reference to a particular date called an interest determination date. Except as otherwise specified in your pricing supplement, the interest determination date relating to a particular interest reset date will be the second London business day preceding the interest reset date. We refer to an interest determination date for LIBOR notes as a LIBOR interest determination date.
Interest Calculation Date
The interest rate that takes effect on a particular interest reset date will be determined by reference to the corresponding interest determination date or interest reset date, as applicable. For some notes, however, the calculation agent will set the rate on a day no later than the corresponding interest calculation date. Unless otherwise specified in your pricing supplement, the interest calculation date for rates to which a calculation date applies will be the business day immediately preceding the date on which interest will next be paid (on an interest payment date or the maturity, as the case may be). The calculation agent need not wait until the relevant interest calculation date to determine the interest rate if the rate information it needs to make the determination is available from the relevant sources sooner.
Interest Rate Calculations
Interest payable on floating rate notes for any particular interest period will be calculated as described below using an interest factor, expressed as a decimal, applicable to each day during the applicable interest period, unless otherwise specified in your pricing supplement.
Calculations relating to floating rate notes will be made by the calculation agent, an institution that we appoint as our agent for this purpose. We have initially appointed U.S. Bank National Association as our calculation agent for any floating rate notes. We may specify a different calculation agent in your pricing supplement. The applicable pricing supplement for your floating rate note will name the institution that we have appointed to act as the calculation agent for that note as of its original issue date. We may appoint a different institution to serve as calculation agent from time to time after the original issue date of your floating rate note without your consent and without notifying you of the change. Absent manifest error, all determinations of the calculation agent will be final and binding on you and us, without any liability on the part of the calculation agent.
For floating rate notes, the calculation agent will determine, on the corresponding interest calculation date or interest determination date, as described below, the interest rate that takes effect on each interest reset date. In addition, the calculation agent will calculate the amount of interest that has accrued during each interest period—i.e., the period from and including the original issue date, or the last date to which interest has accrued (which may be the interest payment date or any interest reset date in accordance with the business day convention), to but excluding the next date to which interest will accrue (which may be the interest payment date or any interest reset date in accordance with the business day convention). For each interest period, the calculation agent will calculate the amount of accrued interest by multiplying the face amount of the floating rate note by an accrued interest factor for the interest period. Such accrued interest rate factor is determined by multiplying the applicable interest rate for the period by the day count fraction. The day count fraction will be determined in accordance with the 30/360 (ISDA) day count convention, where the number of days in the interest period in respect of which payment is being made is divided by 360, calculated on a formula basis as follows:
where:
"Y1" is the year, expressed as a number, in which the first day of the interest period falls;
"Y2" is the year, expressed as a number, in which the day immediately following the last day included in the interest period falls;
"M1" is the calendar month, expressed as a number, in which the first day of the interest period falls;
"M2" is the calendar month, expressed as a number, in which the day immediately following the last day included in the interest period falls;

"D1" is the first calendar day, expressed as a number, of the interest period, unless such number would be 31, in which case D1 will be 30; and
"D2" is the calendar day, expressed as a number, immediately following the last day included in the interest period, unless such number would be 31 and D1 is greater than 29, in which case D2 will be 30.
Upon the request of the holder of any floating rate note, the calculation agent will provide the interest rate then in effect, and, if determined, the interest rate that will become effective on the next interest reset date with respect to such floating rate note.
All percentages resulting from any calculation relating to any note will be rounded upward or downward, as appropriate, to the next higher or lower one hundred-thousandth of a percentage point, e.g., 9.876541% (or .09876541) being rounded down to 9.87654% (or .0987654) and 9.876545% (or .09876545) being rounded up to 9.87655% (or .0987655). All amounts used in or resulting from any calculation relating to any note will be rounded upward or downward to the nearest cent.
Sources and Corrections
If we refer to a rate as set forth on a display page, other published source, information vendor or other vendor officially designated by the sponsor of that rate, if there is a successor source for the display page, other published source, information vendor or other official vendor, we refer to that successor source as applicable as determined by the calculation agent. When we refer to a particular heading or headings on any of those sources, those references include any successor or replacement heading or headings as determined by the calculation agent.
If the applicable rate is based on information obtained from a Reuters screen, that rate will be subject to the corrections, if any, published on that Reuters screen within one hour of the time that rate was first displayed on such source.
LIBOR Calculation
LIBOR, with respect to the base rate and any interest reset date, will be the London interbank offered rate for deposits in U.S. dollars for the index maturity specified in your pricing supplement, appearing on the Reuters screen LIBOR page as of approximately 11:00 A.M., London time, on the relevant LIBOR interest determination date.

•
If the rate described above does not so appear on the Reuters screen LIBOR page, then LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market selected by the calculation agent at approximately 11:00 A.M., London time, on the relevant LIBOR interest determination date, to prime banks in the London interbank market for a period of the specified index maturity, beginning on the relevant interest reset date, and in a representative amount. The calculation agent will request the principal London office of each of these major banks to provide a quotation of its rate. If at least two quotations are provided, LIBOR for the relevant interest reset date will be the arithmetic mean of the quotations.

•
If fewer than two of the requested quotations described above are provided, LIBOR for the relevant interest reset date will be the arithmetic mean of the rates quoted by major banks in New York City selected by the calculation agent, at approximately 11:00 A.M., New York City time (or the time in the relevant principal financial center), on the relevant interest reset date, for loans in U.S. dollars (or the index currency) to leading European banks for a period of the specified index maturity, beginning on the relevant interest reset date, and in a representative amount.

•
If no quotation is provided as described in the preceding paragraph, then the calculation agent, after consulting such sources as it deems comparable to any of the foregoing quotations or display page, or any such source as it deems reasonable from which to estimate LIBOR or any of the foregoing lending rates, shall determine LIBOR for that interest reset date in its sole discretion.

•	For the purpose of this section, we define the term "index maturity" as the interest rate period of LIBOR on which the interest rate formula is based as specified in your pricing supplement.
In all cases, if the stated maturity or any earlier redemption date or repayment date with respect to any note falls on a day that is not a business day, any payment of principal, premium, if any, and interest otherwise due on such day will be made on the next succeeding business day, and no interest on such payment shall accrue for the period from and after such stated maturity, redemption date or repayment date, as the case may be.
Business Days
The term "London business day" will apply to your floating rate notes, as specified in your pricing supplement, and it means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in London generally are authorized or obligated by law, regulation or executive order to close and is also a day on which dealings in the applicable index currency are transacted in the London interbank market.

Business Day Convention
The business day convention that will apply to your notes is the "following business day convention." The "following business day convention" means, for any interest payment date or interest reset date, other than the maturity, if such date would otherwise fall on a day that is not a business day, then such date will be postponed to the next day that is a business day.
Payment of Principal and Interest
Principal of and interest on beneficial interests in the notes will be made in accordance with the arrangements then in place between the paying agent and The Depository Trust Company (referred to as "DTC") and its participants as described under "Registration and Settlement—The Depository Trust Company." Payments in respect of any notes in certificated form will be made as described under "Registration and Settlement—Registration, Transfer and Payment of Certificated Notes."
Interest on each note will be payable either monthly, quarterly, semi-annually or annually on each interest payment date and at the note's stated maturity or on the date of redemption or repayment if a note is redeemed or repaid prior to maturity. Interest is payable to the person in whose name a note is registered at the close of business on the regular record date before each interest payment date. Interest due at a note's stated maturity or on a date of redemption or repayment will be payable to the person to whom principal is payable.
We will pay any administrative costs imposed by banks in connection with making payments in immediately available funds, but any tax, assessment or governmental charge imposed upon any payments on a note, including, without limitation, any withholding tax, is the responsibility of the holders of beneficial interests in the note in respect of which such payments are made.
Payment and Record Dates for Interest
Interest on the notes will be paid as follows:

Interest Payment Frequency	Interest Payment Dates
Monthly	Fifteenth day of each calendar month, beginning in the first calendar month following the month the note was issued.
Quarterly	Fifteenth day of every third month, beginning in the third calendar month following the month the note was issued.
Semi-annually	Fifteenth day of every sixth month, beginning in the sixth calendar month following the month the note was issued.
Annually	Fifteenth day of every twelfth month, beginning in the twelfth calendar month following the month the note was issued.
The regular record date for any interest payment date will be the first day of the calendar month in which the interest payment date occurs, except that the regular record date for interest due on the note's stated maturity date or date of earlier redemption or repayment will be that particular date. For the purpose of determining the holder at the close of business on a regular record date when business is not being conducted, the close of business will mean 5:00 P.M., New York City time, on that day.
Interest on a note will be payable beginning on the first interest payment date after its date of original issuance to holders of record on the corresponding regular record date.
"Business day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York.
Redemption and Repayment
Unless we otherwise provide in the applicable pricing supplement, a note will not be redeemable or repayable prior to its stated maturity date.
If the pricing supplement states that the note will be redeemable at our option prior to its stated maturity date, then on such date or dates specified in the pricing supplement, we may redeem those notes at our option either in whole or from time to time in part, upon not less than 30 nor more than 60 days' written notice to the holder of those notes.
If the pricing supplement states that your note will be repayable at your option prior to its stated maturity date, we will require receipt of notice of the request for repayment at least 30 but not more than 60 days prior to the date or dates specified in the pricing supplement. We also must receive the completed form entitled "Option to Elect Repayment." Exercise of the repayment option by the holder of a note is irrevocable.
Since the notes will be represented by a global note, DTC or its nominee will be treated as the holder of the notes; therefore DTC or its nominee will be the only entity that receives notices of redemption of notes from us, in the case of our redemption of notes, and will be the only entity that can exercise the right to repayment of notes, in the case of optional repayment. See "Registration and Settlement."
To ensure that DTC or its nominee will timely exercise a right to repayment with respect to a particular beneficial interest in a note, the beneficial owner of the interest in that note must instruct the broker or other direct or indirect participant through which it holds the beneficial interest to notify DTC or its nominee of its desire to exercise a right to repayment. Because different firms have different cut-off times for accepting instructions from their customers, each beneficial owner should consult the broker or other direct or indirect participant through which it holds an interest in a note to determine the cut-off time by which the instruction must be given for timely notice to be delivered to DTC or its nominee. Conveyance of notices and other communications by DTC or its nominee to participants, by participants to indirect participants and by participants and indirect participants to beneficial owners of the notes will be governed by agreements among them and any applicable statutory or regulatory requirements.
The redemption or repayment of a note normally will occur on the interest payment date or dates following receipt of a valid notice. Unless otherwise specified in the pricing supplement, the redemption or repayment price will equal 100% of the principal amount of the note plus unpaid interest accrued to the date or dates of redemption or repayment.
We may at any time purchase notes at any price or prices in the open market or otherwise. We may also purchase notes otherwise tendered for repayment by a holder or tendered by a holder's duly authorized representative through exercise of the Survivor's Option described below. If we purchase the notes in this manner, we have the discretion to either hold, resell or surrender the notes to the trustee for cancellation.
Survivor's Option
The "Survivor's Option" is a provision in a note pursuant to which we agree to repay that note, if requested by the authorized representative of the beneficial owner of that note, following the death of the beneficial owner of the note, so long as the note was owned by that beneficial owner or the estate of that beneficial owner at least six months prior to the request. The pricing supplement relating to each offering of notes will state whether the Survivor's Option applies to those notes.
If a note is entitled to a Survivor's Option, upon the valid exercise of the Survivor's Option and the proper tender of that note for repayment, we will, at our option, repay or repurchase that note, in whole or in part, at a price equal to 100% of the principal amount of the deceased beneficial owner's interest in that note plus unpaid interest accrued to the date of repayment.
To be valid, the Survivor's Option must be exercised by or on behalf of the person who has authority to act on behalf of the deceased beneficial owner of the note (including, without limitation, the personal representative or executor of the deceased beneficial owner or the surviving joint owner with the deceased beneficial owner) under the laws of the applicable jurisdiction.
The death of a person holding a beneficial ownership interest in a note as a joint tenant or tenant by the entirety with another person, or as a tenant in common with the deceased holder's spouse, will be deemed the death of a beneficial owner of that note, and the entire principal amount of the note so held will be subject to repayment by us upon request. However, the death of a person holding a beneficial ownership interest in a note as tenant in common with a person other than such deceased holder's spouse will be deemed the death of a beneficial owner only with respect to such deceased person's interest in the note.
The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in a note will be deemed the death of the beneficial owner of that note for purposes of the Survivor's Option, regardless of whether that beneficial owner was the registered holder of that note, if entitlement to those interests can be established to the satisfaction of the trustee. A beneficial ownership interest will be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Transfers to Minors Act or Uniform Gifts to Minors Act, community property or other joint ownership arrangements between a husband and wife. In addition, a beneficial ownership interest will be deemed to exist in custodial and trust arrangements where one person has all of the beneficial ownership interests in the applicable note during his or her lifetime.
We have the discretionary right to limit the aggregate principal amount of notes as to which exercises of the Survivor's Option shall be accepted by us from authorized representatives of all deceased beneficial owners in any calendar year to an amount equal to the greater of $2,000,000 or 2% of the principal amount of all notes outstanding as of the end of the most recent calendar year. We also have the discretionary right to limit to $250,000 in any calendar year the aggregate principal amount of notes as to which exercises of the Survivor's Option shall be accepted by us from the authorized representative of any individual deceased beneficial owner of notes in such calendar year. In addition, we will not permit the exercise of the Survivor's Option except in principal amounts of $1,000 and multiples of $1,000.
An otherwise valid election to exercise the Survivor's Option may not be withdrawn. Each election to exercise the Survivor's Option will be accepted in the order that elections are received by the trustee, except for any note the acceptance of which would contravene any of the limitations described in the preceding paragraph. Notes accepted for repayment through the exercise of the Survivor's Option normally will be repaid on the first interest payment date that occurs 20 or more calendar days after the date of the acceptance. For example, if the acceptance date of a note tendered through a valid exercise of the Survivor's Option is September 1, 2014, and interest on that note is paid monthly, we would normally, at our option, repay that note on the interest payment date occurring on October 15, 2014, because the September 15, 2014 interest payment date would occur less than 20 days from the date of acceptance. Each tendered note that is not accepted in any calendar year due to the application of any of the limitations described in the preceding paragraph will be deemed to be tendered in the following calendar year in the order in which all such notes were originally tendered. If a note tendered through a valid exercise of the Survivor's Option is not accepted, the trustee will deliver a notice by first-class mail to the registered holder, at that holder's last known address as indicated in the note register, that states the reason that note has not been accepted for repayment.
With respect to notes represented by a global note, DTC or its nominee is treated as the holder of the notes and will be the only entity that can exercise the Survivor's Option for such notes. To obtain repayment pursuant to exercise of the Survivor's Option for a note, the deceased beneficial owner's authorized representative must provide the following items to the broker or other entity through which the beneficial interest in the note is held by the deceased beneficial owner:

•	a written instruction to such broker or other entity to notify DTC of the authorized representative's desire to obtain repayment pursuant to exercise of the Survivor's Option;

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appropriate evidence satisfactory to the trustee (a) that the deceased was the beneficial owner of the note at the time of death and his or her interest in the note was owned by the deceased beneficial owner or his or her estate at least six months prior to the request for repayment, (b) that the death of the beneficial owner has occurred, (c) of the date of death of the beneficial owner, and (d) that the representative has authority to act on behalf of the beneficial owner;

•
if the interest in the note is held by a nominee of the deceased beneficial owner, a certificate satisfactory to the trustee from the nominee attesting to the deceased's beneficial ownership of such note;

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written request for repayment signed by the authorized representative of the deceased beneficial owner with the signature guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States;

•	if applicable, a properly executed assignment or endorsement;

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tax waivers and any other instruments or documents that the trustee reasonably requires in order to establish the validity of the beneficial ownership of the note and the claimant's entitlement to payment; and

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any additional information the trustee reasonably requires to evidence satisfaction of any conditions to the exercise of the Survivor's Option or to document beneficial ownership or authority to make the election and to cause the repayment of the note.

In turn, the broker or other entity will deliver each of these items to the trustee, together with evidence satisfactory to the trustee from the broker or other entity stating that it represents the deceased beneficial owner.
The death of a person owning a note in joint tenancy or tenancy by the entirety with another or others shall be deemed the death of the holder of the note, and the entire principal amount of the note so held shall be subject to repayment, together with interest accrued thereon to the repayment date. The death of a person owning a note by tenancy in common shall be deemed the death of a holder of a note only with respect to the deceased holder's interest in the note so held by tenancy in common; except that in the event a note is held by husband and wife as tenants in common, the death of either shall be deemed the death of the holder of the note, and the entire principal amount of the note so held shall be subject to repayment. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interests of ownership of a note, shall be deemed the death of the holder thereof for purposes of this provision, regardless of the registered holder, if such beneficial interest can be established to the satisfaction of the trustee and us. Such beneficial interest shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Gifts to Minors Act, the Uniform Transfers to Minors Act, community property or other joint ownership arrangements between a husband and wife and trust arrangements where one person has substantially all of the beneficial ownership interest in the note during his or her lifetime.
We retain the right to limit the aggregate principal amount of notes as to which exercises of the Survivor's Option applicable to the notes will be accepted in any one calendar year as described above. All other questions regarding the eligibility or validity of any exercise of the Survivor's Option will be determined by the trustee, in its sole discretion, which determination will be final and binding on all parties.

The broker or other entity will be responsible for disbursing payments received from the trustee to the authorized representative. See "Registration and Settlement."
Forms for the exercise of the Survivor's Option may be obtained from the Trustee at 100 Wall Street, Suite 1600, New York, NY 10005, Attention: General Counsel.
If applicable, we will comply with the requirements of Section 14(e) of the Exchange Act, and the rules promulgated thereunder, and any other securities laws or regulations in connection with any repayment of notes at the option of the registered holders or beneficial owners thereof.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
(All figures in this item are in thousands except share, per share and other data)
References herein to "we," "us" or "our" refer to Prospect Capital Corporation and its subsidiary unless the context specifically requires otherwise.
The following discussion should be read in conjunction with the consolidated financial statements and notes thereto appearing elsewhere in this prospectus supplement and accompanying prospectus. Historical results set forth are not necessarily indicative of our future financial position and results of operations.
Overview
In this report, the terms “Prospect,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise.
We are a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 (the "1940 Act"). As a BDC, we have elected to be treated as a regulated investment company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.
On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly-owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014 and purchases a series of small business whole loans on a recurring basis, which are originated by OnDeck Capital, Inc. (“OnDeck”) and Direct Capital Corporation ("Direct Capital"), online small business lenders. Both of these subsidiaries have been consolidated since their formation.
Effective July 1, 2014, we began consolidating certain of our wholly-owned and substantially wholly-owned holding companies formed by us in order to facilitate our investment strategy. As of and for the three months ended September 30, 2014, the following companies are included in our consolidated financial statements: AMU Holdings Inc.; APH Property Holdings, LLC; Arctic Oilfield Equipment USA, Inc.; CCPI Holdings Inc.; CP Holdings of Delaware LLC; Credit Central Holdings of Delaware, LLC; Energy Solutions Holdings Inc.; First Tower Holdings of Delaware LLC; Harbortouch Holdings of Delaware Inc.; MITY Holdings of Delaware Inc.; Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc.; NPH Property Holdings, LLC; STI Holding, Inc.; UPH Property Holdings, LLC; Valley Electric Holdings I, Inc.; Valley Electric Holdings II, Inc.; and Wolf Energy Holdings Inc. We collectively refer to these entities as the "Consolidated Holding Companies."
We currently have nine origination strategies in which we make investments: (1) lending in private equity sponsored transactions, (2) lending directly to companies not owned by private equity firms, (3) control investments in corporate operating companies, (4) control investments in financial companies, (5) investments in structured credit, (6) real estate investments, (7) investments in syndicated debt, (8) aircraft leasing and (9) online lending. We continue to evaluate other origination strategies in the ordinary course of business with no specific tops-down allocation to any single origination strategy.
Lending in Private Equity Sponsored Transactions – We make loans to companies which are controlled by leading private equity firms. This debt can take the form of first lien, second lien, unitranche or unsecured loans. In making these investments, we look for a diversified customer base, recurring demand for the product or service, barriers to entry, strong historical cash flow and experienced management teams. These loans typically have significant equity subordinate to our loan position. Historically, this strategy has comprised approximately 50%-60% of our business, but more recently it is less than 50% of our business.
Lending Directly to Companies – We provide debt financing to companies owned by non-private equity firms, the company founder, a management team or a family. Here, in addition to the strengths we look for in a sponsored transaction, we also look for the alignment with the management team with significant invested capital. This strategy often has less competition than the private equity sponsor strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. Direct lending can result in higher returns and lower leverage than sponsor transactions and may include warrants or equity to us. Historically, this strategy has comprised approximately 5%-15% of our business, but more recently it is less than 5% of our business.
Control Investments in Corporate Operating Companies – This strategy involves acquiring controlling stakes in non-financial operating companies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity.  We provide certainty of closure to our counterparties, give the seller personal liquidity and generally look for management to continue on in their current roles. This strategy has comprised approximately 10%-15% of our business.
Control Investments in Financial Companies – This strategy involves acquiring controlling stakes in financial companies, including consumer direct lending, sub-prime auto lending and other strategies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity. These investments are often structured in a tax-efficient RIC-compliant partnership, enhancing returns. This strategy has comprised approximately 5%-15% of our business.
Investments in Structured Credit – We make investments in collateralized loan obligations (“CLOs”), generally taking a significant position in the subordinated interests (equity) of the CLOs. The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate, mortgages, sub-prime debt, or consumer based debt. The CLOs in which we invest are managed by top-tier collateral managers that have been thoroughly diligenced prior to investment. This strategy has comprised approximately 10%-20% of our business.
Real Estate Investments – We make investments in real estate through our three wholly-owned tax-efficient real estate investment trusts ("REITs"), American Property REIT Corp., National Property REIT Corp. and United Property REIT Corp. (collectively, "our REITs"). Our real estate investments are in various classes of fully developed and occupied real estate properties that generate current yields. We seek to identify properties that have historically high occupancy and steady cash flow generation. Our REITs partner with established property managers with experience in managing the property type to manage such properties after acquisition. This is a more recent investment strategy that has comprised approximately 5%-10% of our business.
Investments in Syndicated Debt – On an opportunistic basis, we make investments in loans and high yield bonds that have been sold to a syndicate of buyers. Here we look for investments with attractive risk-adjusted returns after we have completed a fundamental credit analysis. These investments are purchased with a long term, buy-and-hold outlook and we look to provide significant structuring input by providing anchoring orders. This strategy has comprised approximately 5%-10% of our business.
Aircraft Leasing – We invest debt as well as equity in aircraft assets subject to commercial leases to credit-worthy airlines across the globe. These investments present attractive return opportunities due to cash flow consistency from long-lived assets coupled with hard asset collateral. We seek to deliver risk-adjusted returns with strong downside protection by analyzing relative value characteristics across the spectrum of aircraft types of all vintages. Our target portfolio includes both in-production and out-of-production jet and turboprop aircraft and engines, operated by airlines across the globe. This strategy comprised approximately 1.5% of our business in the fiscal year ended June 30, 2014 and less than 1% as of September 30, 2014.
Online Lending – We make investments in loans originated by certain consumer loan and small and medium sized business (“SME”) originators. We purchase each loan in its entirety (i.e., a “whole loan”). The borrowers are consumers and SMEs. The loans are typically serviced by the originators of the loans. This strategy comprised approximately 1% of our business in the fiscal year ended June 30, 2014 and less than 1% as of September 30, 2014.
We invest primarily in first and second lien secured loans and unsecured debt, which in some cases includes an equity component. First and second lien secured loans generally are senior debt instruments that rank ahead of unsecured debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Our investments in CLOs are subordinated to senior loans and are generally unsecured. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B.
We hold many of our control investments in a two-tier structure consisting of a holding company and one or more related operating companies for tax purposes. These holding companies serve various business purposes including concentration of management teams, optimization of third party borrowing costs, improvement of supplier, customer, and insurance terms, and enhancement of co-investments by the management teams. In these cases, our investment in the holding company, generally as equity, its equity investment in the operating company and along with any debt from us directly to the operating company structure represents our total exposure for the investment. As of September 30, 2014, as shown in our Consolidated Schedule of Investments, the cost basis and fair value of our investments in controlled companies is $1,721,493 and $1,659,997, respectively. This structure gives rise to several of the risks described in our public documents and highlighted in Part I, Item 1A of our Annual Report on Form 10-K for the year ended June 30, 2014. On July 1, 2014, we began consolidating all wholly-owned and substantially wholly-owned holding companies formed by us for the purpose of holding our controlled investments in operating companies. There were no significant effects of consolidating these holding companies as they hold minimal assets other than their investments in the controlled operating companies. Investment company accounting prohibits the consolidation of any operating companies.
We seek to be a long-term investor with our portfolio companies. The aggregate fair value of our portfolio investments was $6,253,493 and $6,253,739 as of September 30, 2014 and June 30, 2014, respectively. During the three months ended September 30, 2014, our net cost of investments decreased by $12,802, or 0.2%, as a result of the following: six new investments, several follow-on investments, and three revolver advances totaling $881,318 (including structuring fees of $10,515); payment-in-kind interest of $5,887; net amortization of discounts and premiums of $13,952; and full repayments on eight investments, sale of four investments, and several partial prepayments and amortization payments totaling $863,144, net of realized losses totaling $22,911.
Compared to the end of last fiscal year (ended June 30, 2014), net assets increased by $29,577, or 0.8%, during the three months ended September 30, 2014, from $3,618,182 to $3,647,759. This increase resulted from the issuance of new shares of our common stock (less offering costs) in the amount of $56,095, dividend reinvestments of $3,640, and $84,108 from operations. These increases, in turn, were offset by $114,266 in dividend distributions to our stockholders. The $84,108 from operations is net of the following: net investment income of $94,463, net realized loss on investments of $22,911, and net change in unrealized appreciation on investments of $12,556.
First Quarter Highlights
Investment Transactions
During the three months ended September 30, 2014, we acquired $457,383 of new investments, completed follow-on investments in existing portfolio companies totaling approximately $414,935, funded $9,000 of revolver advances, and recorded PIK interest of $5,887, resulting in gross investment originations of $887,205. During the three months ended September 30, 2014, we received full repayments on eight investments, sold four investments, and received several partial prepayments and amortization payments totaling $863,144. The more significant of these transactions are discussed in "Portfolio Investment Activity."
Equity Issuance
During the three months ended September 30, 2014, we sold 5,536,780 shares of our common stock at an average price of $10.22 per share, and raised $56,575 of gross proceeds, under our at-the-market offering program (the "ATM Program"). Net proceeds were $56,095 after commissions to the broker-dealer on shares sold and offering costs.
On July 24, 2014, August 21, 2014 and September 18, 2014, we issued 98,503, 129,435 and 113,020 shares of our common stock in connection with the dividend reinvestment plan, respectively.
Dividend
On September 24, 2014, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.110625 per share for January 2015 to holders of record on January 30, 2015 with a payment date of February 19, 2015.
Revolving Credit Facility
On July 11, 2014 and July 23, 2014, we increased total commitments to the 2012 Facility by $10,000 and $10,000, respectively. On August 29, 2014, we renegotiated the 2012 Facility (as defined below) and closed an expanded five and a half year $800,000 revolving credit facility (the "2014 Facility"). On September 30, 2014, we increased total commitments to the 2014 Facility by $10,000. The lenders have extended total commitments of $810,000 as of September 30, 2014.

Investment Holdings
As of September 30, 2014, we continue to pursue our investment strategy. At September 30, 2014, approximately $6,253,493, or 171.4%, of our net assets are invested in 140 long-term portfolio investments and CLOs.
During the three months ended September 30, 2014, we originated $887,205 of new investments, primarily composed of $715,014 of debt and equity financing to non-controlled investments, $133,086 of debt and equity financing to controlled investments, and $39,105 of subordinated notes in CLOs. Our origination efforts are focused primarily on secured lending to non-control investments to reduce the risk in the portfolio by investing primarily in first lien loans, though we also continue to close select junior debt and equity investments. Our annualized current yield was 12.1% and 11.9% as of June 30, 2014 and September 30, 2014, respectively, across all performing interest bearing investments. The decrease in our current yield is primarily the result of originations at lower rates than our average existing portfolio yield. Monetization of equity positions that we hold and loans on non-accrual status are not included in this yield calculation. In many of our portfolio companies we hold equity positions, ranging from minority interests to majority stakes, which we expect over time to contribute to our investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by our cash flow and collateral debt protections.
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, "Control Investments" are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Under the 1940 Act, "Affiliate Investments" are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. "Non-Control/Non-Affiliate Investments" are those that are neither Control Investments nor Affiliate Investments.
As of September 30, 2014, we own controlling interests in the following portfolio companies: American Property REIT Corp.; Arctic Energy Services, LLC; ARRM Services, Inc.; CCPI Inc.; Change Clean Energy Company, LLC; Coalbed, LLC; CP Energy Services Inc.; Credit Central Loan Company, LLC; Echelon Aviation LLC; First Tower Finance Company LLC; Freedom Marine Solutions, LLC; Gulf Coast Machine & Supply Company; Harbortouch Payments, LLC.; The Healing Staff, Inc.; Manx Energy, Inc.; MITY, Inc.; National Property REIT Corp.; Nationwide Acceptance LLC; NMMB, Inc.; R-V Industries, Inc.; United Property REIT Corp.; Valley Electric Company, Inc.; Wolf Energy, LLC; and Yatesville Coal Company, LLC. We also own an affiliated interest in BNN Holdings Corp.
The following shows the composition of our investment portfolio by level of control as of September 30, 2014 and June 30, 2014:

	September 30, 2014				June 30, 2014
Level of Control	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Control Investments	$1,721,493	27.1%	$1,659,997	26.6%	$1,719,242	27.0%	$1,640,454	26.2%
Affiliate Investments	46,659	0.7%	46,456	0.7%	31,829	0.5%	32,121	0.5%
Non-Control/Non-Affiliate Investments	4,590,568	72.2%	4,547,040	72.7%	4,620,451	72.5%	4,581,164	73.3%
Total Investments	$6,358,720	100.0%	$6,253,493	100.0%	$6,371,522	100.0%	$6,253,739	100.0%

The following shows the composition of our investment portfolio by type of investment as of September 30, 2014 and June 30, 2014:

	September 30, 2014				June 30, 2014
Type of Investment	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Revolving Line of Credit	$11,350	0.2%	$11,350	0.2%	$3,445	0.1%	$2,786	—%
Senior Secured Debt	3,460,788	54.4%	3,406,566	54.5%	3,578,339	56.2%	3,514,198	56.2%
Subordinated Secured Debt	1,333,038	21.0%	1,259,671	20.1%	1,272,275	20.0%	1,200,221	19.2%
Subordinated Unsecured Debt	92,665	1.5%	92,665	1.5%	85,531	1.3%	85,531	1.4%
Small Business Whole Loans	11,760	0.2%	12,539	0.2%	4,637	0.1%	4,252	0.1%
CLO Debt	28,239	0.4%	33,219	0.5%	28,118	0.4%	33,199	0.5%
CLO Residual Interest	1,069,203	16.8%	1,123,282	18.0%	1,044,656	16.4%	1,093,985	17.5%
Preferred Stock	70,176	1.1%	13,255	0.2%	80,096	1.3%	10,696	0.2%
Common Stock	256,397	4.0%	272,056	4.3%	84,768	1.3%	80,153	1.3%
Membership Interest	17,541	0.3%	16,841	0.3%	187,384	2.9%	217,763	3.5%
Net Profits Interest	—	—%	29	—%	—	—%	213	—%
Escrow Receivable	5,881	0.1%	5,094	0.1%	—	—%	1,589	—%
Warrants	1,682	—%	6,926	0.1%	2,273	—%	9,153	0.1%
Total Investments	$6,358,720	100.0%	$6,253,493	100.0%	$6,371,522	100.0%	$6,253,739	100.0%
The following shows our investments in interest bearing securities by type of investment as of September 30, 2014 and June 30, 2014:

	September 30, 2014				June 30, 2014
Type of Investment	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
First Lien	$3,472,138	57.8%	$3,417,916	57.5%	$3,581,784	59.5%	$3,516,984	59.3%
Second Lien	1,333,038	22.2%	1,259,671	21.2%	1,272,275	21.1%	1,200,221	20.2%
Unsecured	92,665	1.5%	92,665	1.6%	85,531	1.4%	85,531	1.4%
Small Business Whole Loans	11,760	0.2%	12,539	0.2%	4,637	0.1%	4,252	0.1%
CLO Debt	28,239	0.5%	33,219	0.6%	28,118	0.5%	33,199	0.6%
CLO Residual Interest	1,069,203	17.8%	1,123,282	18.9%	1,044,656	17.4%	1,093,985	18.4%
Total Debt Investments	$6,007,043	100.0%	$5,939,292	100.0%	$6,017,001	100.0%	$5,934,172	100.0%
The following shows the composition of our investment portfolio by geographic location as of September 30, 2014 and June 30, 2014:

	September 30, 2014				June 30, 2014
Geographic Location	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Canada	$15,000	0.2%	$15,000	0.2%	$15,000	0.2%	$15,000	0.2%
Cayman Islands	1,097,442	17.3%	1,156,501	18.5%	1,072,774	16.8%	1,127,184	18.0%
France	10,157	0.2%	10,157	0.2%	10,170	0.2%	10,339	0.2%
Midwest US	772,675	12.2%	739,698	11.8%	787,482	12.4%	753,543	12.0%
Northeast US	1,136,753	17.9%	1,098,319	17.6%	1,224,403	19.2%	1,181,533	18.9%
Puerto Rico	41,208	0.6%	36,478	0.6%	41,307	0.7%	36,452	0.6%
Southeast US	1,834,134	28.8%	1,801,460	28.8%	1,491,554	23.4%	1,461,516	23.4%
Southwest US	778,033	12.2%	757,940	12.1%	759,630	11.9%	737,271	11.8%
Western US	673,318	10.6%	637,940	10.2%	969,202	15.2%	930,901	14.9%
Total Investments	$6,358,720	100.0%	$6,253,493	100.0%	$6,371,522	100.0%	$6,253,739	100.0%

The following shows the composition of our investment portfolio by industry as of September 30, 2014 and June 30, 2014:

	September 30, 2014				June 30, 2014
Industry	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Aerospace & Defense	$70,877	1.1%	$61,861	1.0%	$102,803	1.6%	$102,967	1.6%
Auto Finance	—	—%	—	—%	11,139	0.2%	11,139	0.2%
Automobile	12,356	0.2%	12,500	0.2%	22,296	0.4%	22,452	0.4%
Business Services	622,117	9.8%	638,120	10.2%	598,940	9.4%	611,286	9.8%
Chemicals	19,663	0.3%	20,000	0.3%	19,648	0.3%	19,713	0.3%
Commercial Services	110,588	1.7%	103,974	1.7%	301,610	4.7%	301,610	4.8%
Construction & Engineering	57,286	0.9%	29,431	0.5%	56,860	0.9%	33,556	0.5%
Consumer Finance	419,280	6.6%	428,382	6.9%	425,497	6.7%	434,348	6.9%
Consumer Services	210,286	3.3%	212,000	3.4%	502,862	7.9%	504,647	8.1%
Contracting	3,832	0.1%	—	—%	3,831	0.1%	—	—%
Diversified Financial Services(1)	100,366	1.6%	101,145	1.6%	42,574	0.7%	42,189	0.7%
Durable Consumer Products	377,252	5.9%	377,207	6.0%	377,205	5.9%	375,329	6.0%
Energy	76,662	1.2%	70,311	1.1%	77,379	1.2%	67,637	1.1%
Food Products	372,332	5.9%	372,332	6.0%	173,375	2.7%	174,603	2.8%
Healthcare	293,786	4.6%	289,198	4.6%	329,408	5.2%	326,142	5.2%
Hotels, Restaurants & Leisure	170,484	2.7%	170,685	2.7%	132,193	2.1%	132,401	2.1%
Machinery	396	—%	616	—%	396	—%	621	—%
Manufacturing	203,223	3.2%	171,629	2.7%	204,394	3.2%	171,577	2.7%
Media	361,776	5.7%	342,695	5.5%	362,738	5.7%	344,278	5.5%
Metal Services & Minerals	48,405	0.8%	52,518	0.8%	48,402	0.8%	51,977	0.8%
Oil & Gas Production	281,951	4.4%	246,362	4.0%	283,490	4.4%	248,494	4.0%
Personal & Nondurable Consumer Products	211,841	3.3%	212,168	3.4%	10,604	0.2%	11,034	0.2%
Pharmaceuticals	77,388	1.2%	75,174	1.2%	78,069	1.2%	73,690	1.2%
Property Management	5,881	0.1%	3,601	0.1%	57,500	0.9%	45,284	0.7%
Real Estate	449,922	7.1%	444,153	7.1%	353,506	5.5%	355,236	5.7%
Retail	14,242	0.2%	14,905	0.2%	14,231	0.2%	14,625	0.2%
Software & Computer Services	237,505	3.7%	238,270	3.8%	240,469	3.8%	241,260	3.9%
Telecommunication Services	79,630	1.3%	79,654	1.3%	79,630	1.2%	79,654	1.3%
Textiles, Apparel & Luxury Goods	256,275	4.0%	256,275	4.1%	275,023	4.3%	259,690	4.2%
Transportation	115,676	1.8%	71,826	1.1%	112,676	1.8%	69,116	1.1%
Subtotal	$5,261,278	82.7%	$5,096,992	81.5%	$5,298,748	83.2%	$5,126,555	82.0%
CLO Investments(1)	1,097,442	17.3%	1,156,501	18.5%	1,072,774	16.8%	1,127,184	18.0%
Total Investments	$6,358,720	100.0%	$6,253,493	100.0%	$6,371,522	100.0%	$6,253,739	100.0%

(1)
Although designated as Diversified Financial Services within our Schedules of Investments in Item 1 of this report, our CLO investments do not have industry concentrations and as such have been separated in the table above.

Portfolio Investment Activity
During the three months ended September 30, 2014, we acquired $457,383 of new investments, completed follow-on investments in existing portfolio companies totaling approximately $414,935, funded $9,000 of revolver advances, and recorded PIK interest of $5,887, resulting in gross investment originations of $887,205. The more significant of these transactions are briefly described below.

On July 17, 2014, we restructured our investments in BXC Company, Inc. ("BXC") and Boxercraft Incorporated ("Boxercraft"), a wholly-owned subsidiary of BXC. The existing Senior Secured Term Loan A and a portion of the existing Senior Secured Term Loan B were replaced with a new Senior Secured Term Loan A to Boxercraft. The remainder of the existing Senior Secured Term Loan B and the existing Senior Secured Term Loan C, Senior Secured Term Loan D, and Senior Secured Term Loan E were replaced with a new Senior Secured Term Loan B to Boxercraft. The existing Senior Secured Term Loan to Boxercraft was converted into Series D Preferred Stock in BXC.
On August 5, 2014, we made an investment of $39,105 to purchase 70.94% of the subordinated notes in CIFC Funding 2014-IV, Ltd.
On August 13, 2014, we provided $210,000 of senior secured financing, of which $200,000 was funded at closing, to support the recapitalization of Trinity Services Group, Inc. ("Trinity"), a leading food services company in the H.I.G. Capital portfolio. The $100,000 Term Loan A note bears interest in cash at the greater of 6.5% or Libor plus 5.5% and has a final maturity of August 13, 2019. The $100,000 Term Loan B note bears interest in cash at the greater of 11.5% or Libor plus 10.5% and has a final maturity of August 13, 2019. The $10,000 senior secured revolver, which was unfunded at closing, bears interest in cash at the greater of 9.0% or Libor plus 8.0% and has a final maturity of February 13, 2015.
On August 19, 2014 and August 27, 2014, we made a combined $11,046 investment in UPRC (as defined below) to acquire Michigan Storage, LLC, a portfolio of seven self-storage facilities located in Michigan. We invested $1,657 of equity through UPH Property Holdings, LLC and $9,389 of debt directly to UPRC. The senior secured note bears interest at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% and has a final maturity of April 1, 2019.
On August 29, 2014, we made a $44,000 follow-on investment in BNN Holdings Corp. ("Biotronic") in connection with a corporate recapitalization. As part of the recapitalization, we received repayment of the $28,950 loan previously outstanding. The $22,000 Term Loan A note bears interest in cash at the greater of 6.5% or Libor plus 5.5% and has a final maturity of August 29, 2019. The $22,000 Term Loan B note bears interest in cash at the greater of 11.5% or Libor plus 10.5% and has a final maturity of August 29, 2019.
On September 10, 2014, we made a $55,869 follow-on investment in Onyx Payments, of which $50,869 was funded at closing, to fund an acquisition. The $25,028 Term Loan A note bears interest in cash at the greater of 6.5% or Libor plus 5.5% and has a final maturity of September 10, 2019. The $25,841 Term Loan B note bears interest in cash at the greater of 13.5% or Libor plus 12.5% and has a final maturity of September 10, 2019. The $5,000 senior secured revolver, which was unfunded at closing, bears interest in cash at the greater of 9.0% or Libor plus 7.75% and has a final maturity of September 10, 2015.
On September 26, 2014, we provided $215,000 of senior secured financing, of which $202,500 was funded at closing, to Pacific World Corporation ("Pacific World"), a supplier of nail and beauty care products to food, drug, mass, and value retail channels worldwide. The $200,000 Term Loan bears interest in cash at the greater of 8.0% or Libor plus 7.0% and has a final maturity of September 26, 2020. The $15,000 senior secured revolver, of which $2,500 was funded at closing, bears interest in cash at the greater of 8.0% or Libor plus 7.0% and has a final maturity of September 26, 2020.
On September 29, 2014, we made a secured second lien investment of $144,000 to support the recapitalization of Progrexion Holdings, Inc. ("Progrexion"). As part of the recapitalization, we received repayment of the $436,647 loan previously outstanding. The second lien term loan bears interest in cash at the greater of 10.0% or Libor plus 9.0% and has a final maturity of September 29, 2021.
On September 29, 2014, we made a $22,618 follow-on investment in UPRC to acquire Canterbury Green Apartment Holdings, LLC, a multi-family property located in Fort Wayne, Indiana. We invested $3,393 of equity through UPH and $19,225 of debt directly to UPRC. The senior secured note bears interest at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% and has a final maturity of April 1, 2019.
On September 30, 2014, we made a $26,431 follow-on investment in Harbortouch Payments, LLC ("Harbortouch") to support an acquisition. The senior secured Term Loan C bears interest in cash at the greater of 13.0% or Libor plus 9.0% and has a final maturity of September 29, 2018.

On September 30, 2014, we made a $42,200 follow-on investment in PrimeSport, Inc. ("PrimeSport") to fund a dividend recapitalization. The $21,100 Term Loan A note bears interest in cash at the greater of 7.5% or Libor plus 6.5% and has a final maturity of December 23, 2019. The $21,100 Term Loan B note bears interest in cash at the greater of 11.5% or Libor plus 10.5% and has a final maturity of December 23, 2019.
On September 30, 2014, we made a $22,216 follow-on investment in UPRC to acquire Columbus OH Apartment Holdco, LLC, a portfolio of seven multi-family residential properties located in Ohio. We invested $3,316 of equity through UPH and $18,900 of debt directly to UPRC. The senior secured note bears interest at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% and has a final maturity of April 1, 2019.
In addition to the purchases noted above, during the three months ended September 30, 2014, we made nine follow-on investments in NPRC (as defined below) totaling $37,500 to support the online lending initiative. We invested $5,625 of equity through NPH Property Holdings, LLC and $31,875 of debt directly to NPRC. Additionally, during the three months ended September 30, 2014, our wholly-owned subsidiary PSBL purchased a series of small business whole loans originated by OnDeck Capital, Inc. and Direct Capital Corporation, online small business lenders, totaling $12,651.
During the three months ended September 30, 2014, we received full repayments on eight investments, sold four investments investments, and received several partial prepayments and amortization payments totaling totaling $863,144. The more significant of these transactions are briefly described below.
On July 22, 2014, Injured Workers Pharmacy, LLC repaid the $22,678 loan receivable to us.
On July 23, 2014, Correctional Healthcare Holding Company, Inc. repaid the $27,100 loan receivable to us.
On July 28, 2014, Tectum Holdings, Inc. repaid the $10,000 loan receivable to us.
On August 1, 2014, we sold our investments in Airmall Inc. ("Airmall") for net proceeds of $51,379 and realized a loss of $3,473 on the sale. In addition, there is $6,000 being held in escrow, of which 98% is due to Prospect, which will be recognized as an additional realized loss if it is not received.
On August 20, 2014, we sold the assets of Borga, Inc. ("Borga"), a wholly-owned subsidiary of STI Holding, Inc., for net proceeds of $382 and realized a loss of $2,589 on the sale.
On August 22, 2014, Byrider Systems Acquisition Corp. repaid the $11,177 loan receivable to us.
On August 22, 2014, Capstone Logistics, LLC repaid the $189,941 loans receivable to us.
On August 22, 2014, TriMark USA, LLC repaid the $10,000 loan receivable to us.
On August 25, 2014, we sold Boxercraft, a wholly-owned subsidiary of BXC, for net proceeds of $750 and realized a net loss of $16,949 on the sale.
On September 15, 2014, Echelon Aviation LLC ("Echelon") repaid $37,313 of the $78,121 loan receivable to us.

The following table provides a summary of our investment activity for each quarter within the three years ending June 30, 2015:

Quarter Ended	Acquisitions(1)	Dispositions(2)
September 30, 2012	747,937	158,123
December 31, 2012	772,125	349,269
March 31, 2013	784,395	102,527
June 30, 2013	798,760	321,615

September 30, 2013	556,843	164,167
December 31, 2013	608,153	255,238
March 31, 2014	1,343,356	198,047
June 30, 2014	444,104	169,617

September 30, 2014	887,205	863,144

(1)	Includes investments in new portfolio companies, follow-on investments in existing portfolio companies, refinancings and PIK interest.

(2)	Includes sales, scheduled principal payments, prepayments and refinancings.
Investment Valuation
In determining the fair value of our portfolio investments at September 30, 2014, the Audit Committee considered valuations from the independent valuation firms and from management having an aggregate range of $6,041,476 to $6,418,563, excluding money market investments.
In determining the range of value for debt instruments except CLOs, management and the independent valuation firm generally estimate corporate and security credit ratings and identify corresponding yields to maturity for each loan from relevant market data. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, to determine range of value. For non-traded equity investments, the enterprise value was determined by applying EBITDA multiples for similar guideline public companies and/or similar recent investment transactions. For stressed equity investments, a liquidation analysis was prepared.
In determining the range of value for our investments in CLOs, management and the independent valuation firm used a discounted cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each CLO security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for such security. A waterfall engine is used to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, and distribute the cash flows to the liability structure based on the payment priorities, and discount them back using proper discount rates.
The Board of Directors looked at several factors in determining where within the range to value the asset including: recent operating and financial trends for the asset, independent ratings obtained from third parties, comparable multiples for recent sales of companies within the industry and discounted cash flow models for our investments in CLOs. The composite of all these analyses, applied to each investment, was a total valuation of $6,253,493.
Our portfolio companies are generally lower middle market companies, outside of the financial sector, with less than $150,000 of annual EBITDA. We believe our market has experienced less volatility than others because we believe there are more buy and hold investors who own these less liquid investments.
Control investments offer increased risk and reward over straight debt investments. Operating results and changes in market multiples can result in dramatic changes in values from quarter to quarter. Significant downturns in operations can further result in our looking to recoveries on sales of assets rather than the enterprise value of the investment. Transactions between our controlled investments and us have been detailed in Note 14 to the accompanying consolidated financial statements. Several control investments in our portfolio are under enhanced scrutiny by our senior management and our Board of Directors and are discussed below.

American Property REIT Corp.
American Property REIT Corp. (“APRC”) is a Maryland corporation and a qualified REIT for federal income tax purposes. APRC was formed to acquire, operate, finance, lease, manage and sell a portfolio of real estate assets. As of September 30, 2014, we own 100% of the fully-diluted common equity of APRC.
During the three months ended September 30, 2014, we did not provide any additional financing to APRC for the acquisition of real estate properties. As of September 30, 2014, our investment in APRC had an amortized cost of $204,517 and a fair value of $197,689.
As of September 30, 2014, APRC’s real estate portfolio was comprised of fourteen multi-family properties and one commercial property. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by APRC as of September 30, 2014.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	1557 Terrell Mill Road, LLC	Marietta, GA	12/28/2012	$23,500	$15,275
2	5100 Live Oaks Blvd, LLC	Tampa, FL	1/17/2013	63,400	39,600
3	Lofton Place, LLC	Tampa, FL	4/30/2013	26,000	16,965
4	Vista Palma Sola, LLC	Bradenton, FL	4/30/2013	27,000	17,550
5	Arlington Park Marietta, LLC	Marietta, GA	5/8/2013	14,850	9,650
6	APH Carroll Resort, LLC	Pembroke Pines, FL	6/24/2013	225,000	157,500
7	Cordova Regency, LLC	Pensacola, FL	11/15/2013	13,750	9,026
8	Crestview at Oakleigh, LLC	Pensacola, FL	11/15/2013	17,500	11,488
9	Inverness Lakes, LLC	Mobile, AL	11/15/2013	29,600	19,400
10	Kings Mill Pensacola, LLC	Pensacola, FL	11/15/2013	20,750	13,622
11	Plantations at Pine Lake, LLC	Tallahassee, FL	11/15/2013	18,000	11,817
12	Verandas at Rocky Ridge, LLC	Birmingham, AL	11/15/2013	15,600	10,205
13	Plantations at Hillcrest, LLC	Mobile, AL	1/17/2014	6,930	5,038
14	Crestview at Cordova, LLC	Pensacola, FL	1/17/2014	8,500	5,016
15	Taco Bell, OK	Yukon, OK	6/4/2014	1,719	—
				$512,099	$342,152
The Board of Directors set the fair value of our investment in APRC at $197,689 as of September 30, 2014, a discount of $6,828 from its amortized cost, compared to the $3,392 unrealized appreciation recorded at June 30, 2014
Ajax Rolled Ring & Machine, LLC
Ajax Rolled Ring & Machine, LLC ("Ajax") forges large seamless steel rings on two forging mills in Ajax’s York, South Carolina facility. The rings are used in a range of industrial applications, including in construction equipment and power turbines. Ajax also provides machining and other ancillary services.
On April 4, 2008, we acquired a controlling equity interest in ARRM Services, Inc. ("ARRM"), which owns 100% of Ajax, the operating company. We funded $22,000 of senior secured term debt, $11,500 of subordinated term debt and $6,300 of equity as of that closing. During the fiscal year ended June 30, 2010, we funded an additional $3,530 of secured subordinated debt to refinance a third-party revolver provider and provide working capital. Ajax repaid $3,461 of this secured subordinated debt during the quarter ended September 30, 2010. During the quarter ended December 31, 2012, we funded an additional $3,600 of unsecured debt to refinance first lien debt held by Wells Fargo.
On April 1, 2013, we refinanced our existing $38,472 senior loans to Ajax, increasing the size of our debt investment to $38,537. Concurrent with the refinancing, we received repayment of the $18,635 loans that were previously outstanding. On October 11, 2013, we provided $25,000 in preferred equity for the recapitalization of Ajax. After the financing, we received repayment of the $20,008 subordinated unsecured loan previously outstanding. As of September 30, 2014, we control 79.53% of the fully-diluted common and preferred equity.

Due to the anticipated sale of Ajax, the Board of Directors increased the fair value of our investment in Ajax to $28,736 as of September 30, 2014, a discount of $17,814 from its amortized cost, compared to the $21,014 unrealized depreciation recorded at June 30, 2014.
First Tower Finance Company LLC
We own 80.1% of First Tower Finance Company LLC (“First Tower Finance”), which owns 100% of First Tower, LLC (“First Tower”), the operating company. First Tower is a multiline specialty finance company based in Flowood, Mississippi with over 170 branch offices.
On June 15, 2012, we acquired 80.1% of First Tower businesses for $110,200 in cash and 14,518,207 unregistered shares of our common stock. Based on our share price of $11.06 at the time of issuance, we acquired our 80.1% interest in First Tower for approximately $270,771. The assets of First Tower acquired include, among other things, the subsidiaries owned by First Tower, which hold finance receivables, leaseholds, and tangible property associated with First Tower’s businesses. As part of the transaction, we received $4,038 in structuring fee income from First Tower. On October 18, 2012, we funded an additional $20,000 of senior secured debt to support seasonally high demand during the holiday season. On December 30, 2013, we funded an additional $10,000 to again support seasonal demand and received $8,000 of structuring fees related to the renegotiation and expansion of First Tower’s revolver with a third party which was recognized as other income. As of September 30, 2014, First Tower had total assets of approximately $623,056 including $411,901 of finance receivables net of unearned charges. As of September 30, 2014, First Tower’s total debt outstanding to parties senior to us was $269,774.
The Board of Directors decreased the fair value of our investment in First Tower to $324,975 as of September 30, 2014, a premium of $9,185 from its amortized cost, compared to the $7,134 unrealized appreciation recorded at June 30, 2014.
Harbortouch Payments, LLC
Harbortouch Payments, LLC ("Harbortouch") is a merchant processor headquartered in Allentown, Pennsylvania. The company offers a range of payment processing equipment and services that facilitate the exchange of goods and services provided by small to medium-sized merchants located in the United States for payments made by credit, debit, prepaid, electronic gift, and loyalty cards. Harbortouch provides point-of-sale equipment free of cost to merchants and then manages the process whereby transaction information is sent to a consumer’s bank from the point-of-sale (front-end processing), and then funds are transferred from the consumer’s account to the merchant’s account (back-end processing).
On March 31, 2014, we acquired a controlling interest in Harbortouch for $147,898 in cash and 2,306,294 unregistered shares of our common stock. We funded $130,796 of senior secured term debt, $123,000 of subordinated term debt and $24,898 of equity at closing. As part of the transaction, we received $7,536 of structuring fee income from Harbortouch. On April 1, 2014, we restructured our investment in Harbortouch and $14,226 of equity was converted into additional debt investment. On September 30, 2014, we made a $26,431 follow-on investment in Harbortouch to support an acquisition. As part of the transaction, we received $530 of structuring fee income and $50 of amendment fee income from Harbortouch. As of September 30, 2014, we own 100% of the Class C voting units of Harbortouch, which provide for a 53.5% residual profits allocation.
Due to improved operating results, the Board of Directors increased the fair value of our investment in Harbortouch to $318,251 as of September 30, 2014, a premium of $16,516 from its amortized cost, compared to the $12,620 unrealized appreciation recorded at June 30, 2014.
National Property REIT Corp.
National Property REIT Corp. (“NPRC”) is a Maryland corporation and a qualified REIT for federal income tax purposes. NPRC was formed to acquire, operate, finance, lease, manage and sell a portfolio of real estate assets. Additionally, through its wholly-owned subsidiaries, NPRC invests in peer-to-peer consumer loans. As of September 30, 2014, we own 100% of the fully-diluted common equity of NPRC.
During the three months ended September 30, 2014, we provided $31,875 and $5,625 of debt and equity financing, respectively, to NPRC to invest in peer-to-peer consumer loans. As of September 30, 2014, our investment in NPRC had an amortized cost of $165,280 and a fair value of $166,830.

NPRC’s peer-to-peer consumer loan investments are unsecured obligations of individual borrowers that are issued in amounts ranging from $1,000 to $35,000, with fixed interest rates and original maturities of three or five years. As of September 30, 2014, NPRC’s investment in peer-to-peer lending had a fair value of $91,252. The average individual loan balance is $12 and the loans mature on dates ranging from October 31, 2016 to October 2, 2019 with fixed terms of either 36 or 60 months. Fixed interest rates range from 6.1% to 28.5% with a weighted-average current interest rate of 16.4%.
As of September 30, 2014, NPRC’s real estate portfolio was comprised of nine multi-family properties and one commercial property. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by NPRC as of September 30, 2014.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	146 Forest Parkway, LLC	Forest Park, GA	10/24/2012	$7,400	$—
2	APH Carroll 41, LLC	Marietta, GA	11/1/2013	30,600	22,330
3	Matthews Reserve II, LLC	Matthews, NC	11/19/2013	22,063	17,571
4	City West Apartments II, LLC	Orlando, FL	11/19/2013	23,562	18,533
5	Vinings Corner II, LLC	Smyrna, GA	11/19/2013	35,691	26,640
6	Uptown Park Apartments II, LLC	Altamonte Springs, FL	11/19/2013	36,590	27,471
7	Mission Gate II, LLC	Plano, TX	11/19/2013	47,621	36,148
8	St. Marin Apartments II, LLC	Coppell, TX	11/19/2013	73,078	53,863
9	APH Carroll Bartram Park, LLC	Jacksonville, FL	12/31/2013	38,000	28,500
10	APH Carroll Atlantic Beach, LLC	Atlantic Beach, FL	1/31/2014	13,025	9,013
				$327,630	$240,069
The Board of Directors set the fair value of our investment in NPRC at $166,830 as of September 30, 2014, a premium of $1,550 from its amortized cost, compared to the $2,088 unrealized depreciation recorded at June 30, 2014.
United Property REIT Corp.
United Property REIT Corp. (“UPRC”) is a Delaware limited liability company and a qualified REIT for federal income tax purposes. UPRC was formed to acquire, operate, finance, lease, manage and sell a portfolio of real estate assets. As of September 30, 2014, we own 100% of the fully-diluted common equity of UPRC.
During the three months ended September 30, 2014, we provided $47,515 and $8,365 of debt and equity financing, respectively, to UPRC for the acquisition of certain properties. As of September 30, 2014, our investment in UPRC had an amortized cost of $80,125 and a fair value of $79,634.
As of September 30, 2014, UPRC’s real estate portfolio was comprised of fourteen multi-families properties and eight commercial properties. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by UPRC as of September 30, 2014.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Atlanta Eastwood Village LLC	Stockbridge, GA	12/12/2013	$25,957	$19,785
2	Atlanta Monterey Village LLC	Jonesboro, GA	12/12/2013	11,501	9,193
3	Atlanta Hidden Creek LLC	Morrow, GA	12/12/2013	5,098	3,619
4	Atlanta Meadow Springs LLC	College Park, GA	12/12/2013	13,116	10,180
5	Atlanta Meadow View LLC	College Park, GA	12/12/2013	14,354	11,141
6	Atlanta Peachtree Landing LLC	Fairburn, GA	12/12/2013	17,224	13,575
7	Taco Bell, MO	Marshall, MO	6/4/2014	1,405	—
8	23 Mile Road Self Storage, LLC	Chesterfield, MI	8/19/2014	5,804	4,350
9	36th Street Self Storage, LLC	Wyoming, MI	8/19/2014	4,800	3,600
10	Ball Avenue Self Storage, LLC	Grand Rapids, MI	8/19/2014	7,281	5,460
11	Ford Road Self Storage, LLC	Westland, MI	8/29/2014	4,642	3,480
12	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	4,458	3,345
13	Ann Arbor Kalamazoo Self Storage, LLC	Scio, MI	8/29/2014	8,927	6,695
14	Ann Arbor Kalamazoo Self Storage, LLC	Kalamazoo, MI	8/29/2014	2,363	1,775
15	Canterbury Green Apartments Holdings LLC	Fort Wayne, IN	9/29/2014	85,500	65,825
16	Abbie Lakes OH Partners, LLC	Canal Winchester, OH	9/30/2014	12,600	10,440
17	Kengary Way OH Partners, LLC	Reynoldsburg, OH	9/30/2014	11,500	11,000
18	Lakeview Trail OH Partners, LLC	Canal Winchester, OH	9/30/2014	26,500	20,142
19	Lakepoint OH Partners, LLC	Pickerington, OH	9/30/2014	11,000	10,080
20	Sunbury OH Partners, LLC	Columbus, OH	9/30/2014	13,000	10,480
21	Heatherbridge OH Partners, LLC	Blacklick, OH	9/30/2014	18,416	15,480
22	Jefferson Chase OH Partners, LLC	Blacklick, OH	9/30/2014	13,551	12,240
				$318,997	$251,885
The Board of Directors set the fair value of our investment in UPRC at $79,634 as of September 30, 2014, a discount of $491 from its amortized cost, compared to the $426 unrealized appreciation recorded at June 30, 2014.
Valley Electric Company, Inc.
We own 94.99% of Valley Electric Company, Inc. (“Valley Electric”) as of September 30, 2014. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”). Valley Electric is a leading provider of specialty electrical services in the state of Washington and is among the top 50 electrical contractors in the U.S. The company, with its headquarters in Everett, Washington, offers a comprehensive array of contracting services, primarily for commercial, industrial, and transportation infrastructure applications, including new installation, engineering and design, design-build, traffic lighting and signalization, low to medium voltage power distribution, construction management, energy management and control systems, 24-hour electrical maintenance and testing, as well as special projects and tenant improvement services. Valley Electric was founded in 1982 by the Ward family, who held the company until the end of 2012.
On December 31, 2012, we acquired 100% of the outstanding shares of Valley. We funded the recapitalization of Valley with $42,572 of debt and $9,526 of equity financing. Through the recapitalization, we acquired a controlling interest in Valley for $7,449 in cash and 4,141,547 unregistered shares of our common stock. As of September 30, 2014, we control 96.3% of the common equity.
Due to soft operating results, the Board of Directors decreased the fair value of our investment in Valley Electric to $29,431 as of September 30, 2014, a discount of $27,855 from its amortized cost, compared to the $23,304 unrealized depreciation recorded at June 30, 2014.
Equity positions in the portfolio are susceptible to potentially significant changes in value, both increases as well as decreases, due to changes in operating results. Seven of our controlled companies, APRC, Credit Central Loan Company, LLC ("Credit Central"), Echelon, Gulf Coast Machine & Supply Company ("Gulf Coast"), Valley Electric, R-V Industries, Inc. ("R-V") and Wolf Energy, LLC ("Wolf Energy"), experienced such volatility and experienced fluctuations in valuations during the three months ended September 30, 2014. See above for discussion regarding the fluctuations in APRC and Valley Electric.

During the three months ended September 30, 2014, the value of Credit Central decreased by $1,513 due to a decline in future expectations; Echelon decreased by $9,011 due to declines in future expectations; Gulf Coast decreased by $2,785 due to a decline in operating results; R-V decreased by $1,521 due to a decline in operating results; and Wolf Energy decreased by $1,972 due to a decrease in the value of the company's assets. Four of the other controlled investments have been valued at discounts to the original investment. Thirteen of the control investments are valued at the original investment amounts or higher. Overall, at September 30, 2014, control investments are valued at $61,496 below their amortized cost.
We hold one affiliate investment at September 30, 2014. Our affiliate portfolio company did not experience a significant change in valuation during the three months ended September 30, 2014.
With the non-control/non-affiliate investments, generally, there is less volatility related to our total investments because our equity positions tend to be smaller than with our control/affiliate investments, and debt investments are generally not as susceptible to large swings in value as equity investments. For debt investments, the fair value is generally limited on the high side to each loan’s par value, plus any prepayment premia that could be imposed. Many of the debt investments in this category have not experienced a significant change in value, as they were previously valued at or near par value. Non-control/non-affiliate investments did not experience significant changes in valuation and are generally performing as expected or better than expected. Two of our Non-control/non-affiliate investments, Stryker Energy, LLC (“Stryker”) and Wind River Resources Corporation (“Wind River”), are valued at a discount to amortized cost due to a decline in the operating results of the operating companies from those originally underwritten. In June 2014, New Century Transportation, Inc. ("NCT") filed for bankruptcy. As we hold a second lien position and do not expect liquidation proceeds to exceed the first lien liability, we decreased the fair value of our debt investment to zero. Overall, at September 30, 2014, other non-control/non-affiliate investments are valued at $47,832 above their amortized cost, excluding our investments in NCT, Stryker and Wind River, as the remaining companies are generally performing as or better than expected.
Capitalization
Our investment activities are capital intensive and the availability and cost of capital is a critical component of our business. We capitalize our business with a combination of debt and equity. Our debt as of September 30, 2014 consists of: a Revolving Credit Facility availing us of the ability to borrow debt subject to borrowing base determinations; Convertible Notes which we issued in December 2010, February 2011, April 2012, August 2012, December 2012 and April 2014; Public Notes which we issued in May 2012, March 2013 and April 2014; and Prospect Capital InterNotes® which we may issue from time to time. Our equity capital is comprised entirely of common equity.
The following table shows the maximum draw amounts and outstanding borrowings of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of September 30, 2014 and June 30, 2014.

	September 30, 2014		June 30, 2014
	Maximum Draw Amount	Amount Outstanding	Maximum Draw Amount	Amount Outstanding
Revolving Credit Facility	$810,000	$411,000	$857,500	$92,000
Convertible Notes	1,247,500	1,247,500	1,247,500	1,247,500
Public Notes	647,950	647,950	647,881	647,881
Prospect Capital InterNotes®	784,305	784,305	785,670	785,670
Total	$3,489,755	$3,090,755	$3,538,551	$2,773,051
The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of September 30, 2014.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$411,000	$—	$—	$—	$411,000
Convertible Notes	1,247,500	—	317,500	530,000	400,000
Public Notes	647,950	—	—	300,000	347,950
Prospect Capital InterNotes®	784,305	—	8,859	334,078	441,368
Total Contractual Obligations	$3,090,755	$—	$326,359	$1,164,078	$1,600,318

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2014.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$92,000	$—	$92,000	$—	$—
Convertible Notes	1,247,500	—	317,500	530,000	400,000
Public Notes	647,881	—	—	—	647,881
Prospect Capital InterNotes®	785,670	—	8,859	261,456	515,355
Total Contractual Obligations	$2,773,051	$—	$418,359	$791,456	$1,563,236
We have and expect to continue to fund a portion of our cash needs through borrowings from banks, issuances of senior securities, including secured, unsecured and convertible debt securities, or issuances of common equity. For flexibility, we maintain a universal shelf registration statement that allows for the public offering and sale of our debt securities, common stock, preferred stock, subscription rights, and warrants and units to purchase such securities in an amount up to $5,000,000 less issuances to date. As of September 30, 2014, we can issue up to $3,635,217 of additional debt and equity securities in the public market under this shelf registration. On November 4, 2014, our updated shelf registration was declared effective and we can issue up to $5,000,000 of additional debt and equity securities in the public market. We may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.
Each of our Unsecured Notes (as defined below) are our general, unsecured obligations and rank equal in right of payment with all of our existing and future unsecured indebtedness and will be senior in right of payment to any of our subordinated indebtedness that may be issued in the future. The Unsecured Notes are effectively subordinated to our existing secured indebtedness, such as our credit facility, and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of any of our subsidiaries.
Revolving Credit Facility
On March 27, 2012, we closed on an extended and expanded credit facility with a syndicate of lenders through PCF (the "2012 Facility"). The lenders had extended commitments of $857,500 under the 2012 Facility as of June 30, 2014, which was increased to $877,500 in July 2014. The 2012 Facility included an accordion feature which allowed commitments to be increased up to $1,000,000 in the aggregate. Interest on borrowings under the 2012 Facility was one-month Libor plus 275 basis points with no minimum Libor floor. Additionally, the lenders charged a fee on the unused portion of the 2012 Facility equal to either 50 basis points, if at least half of the credit facility is drawn, or 100 basis points otherwise.
On August 29, 2014, we renegotiated the 2012 Facility and closed an expanded five and a half year $800,000 revolving credit facility (the "2014 Facility" and collectively with the 2012 Facility, the "Revolving Credit Facility"). The lenders have extended commitments of $810,000 under the 2014 Facility as of September 30, 2014. The 2014 Facility includes an accordion feature which allows commitments to be increased up to $1,500,000 in the aggregate. The revolving period of the 2014 Facility extends through March 2019, with an additional one year amortization period (with distributions allowed) after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due, if required by the lenders.
The 2014 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2014 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2014 Facility. The 2014 Facility also requires the maintenance of a minimum liquidity requirement. As of September 30, 2014, we were in compliance with the applicable covenants.
Interest on borrowings under the 2014 Facility is one-month Libor plus 225 basis points with no minimum Libor floor. Additionally, the lenders charge a fee on the unused portion of the 2014 Facility equal to either 50 basis points, if at least 35% of the credit facility is drawn, or 100 basis points otherwise. The 2014 Facility requires us to pledge assets as collateral in order to borrow under the credit facility.

As of September 30, 2014 and June 30, 2014, we had $627,712 and $780,620, respectively, available to us for borrowing under the Revolving Credit Facility, of which the amount outstanding was $411,000 and $92,000, respectively. As additional eligible investments are transferred to PCF and pledged under the Revolving Credit Facility, PCF will generate additional availability up to the current commitment amount of $810,000. As of September 30, 2014, the investments used as collateral for the Revolving Credit Facility had an aggregate fair value of $1,443,687, which represents 21.7% of our total investments and money market funds. These assets are held and owned by PCF, a bankruptcy remote special purpose entity, and as such, these investments are not available to our general creditors. The release of any assets from PCF requires the approval of the facility agent.
In connection with the origination and amendments of the Revolving Credit Facility, we incurred $7,422 of new fees and $3,539 of fees carried over for continuing participants from the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $10,663 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2014. $332 of fees were expensed relating to credit providers in the 2012 Facility who did not commit to the 2014 Facility.
During the three months ended September 30, 2014 and September 30, 2013, we recorded $4,011 and $2,476, respectively, of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense.
Convertible Notes
On December 21, 2010, we issued $150,000 aggregate principal amount of convertible notes that mature on December 15, 2015 (the “2015 Notes”), unless previously converted or repurchased in accordance with their terms. The 2015 Notes bear interest at a rate of 6.25% per year, payable semi-annually on June 15 and December 15 of each year, beginning June 15, 2011. Total proceeds from the issuance of the 2015 Notes, net of underwriting discounts and offering costs, were $145,200.
On February 18, 2011, we issued $172,500 aggregate principal amount of convertible notes that mature on August 15, 2016 (the “2016 Notes”), unless previously converted or repurchased in accordance with their terms. The 2016 Notes bear interest at a rate of 5.50% per year, payable semi-annually on February 15 and August 15 of each year, beginning August 15, 2011. Total proceeds from the issuance of the 2016 Notes, net of underwriting discounts and offering costs, were $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 of the 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012.
On April 16, 2012, we issued $130,000 aggregate principal amount of convertible notes that mature on October 15, 2017 (the “2017 Notes”), unless previously converted or repurchased in accordance with their terms. The 2017 Notes bear interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126,035.
On August 14, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on March 15, 2018 (the “2018 Notes”), unless previously converted or repurchased in accordance with their terms. The 2018 Notes bear interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193,600.
On December 21, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on January 15, 2019 (the “2019 Notes”), unless previously converted or repurchased in accordance with their terms. The 2019 Notes bear interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193,600.
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500.

Certain key terms related to the convertible features for the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes and the 2020 Notes (collectively, the "Convertible Notes") are listed below.

	2015 Notes	2016 Notes	2017 Notes	2018 Notes	2019 Notes	2020 Notes
Initial conversion rate(1)	88.0902	78.3699	85.8442	82.3451	79.7766	80.6647
Initial conversion price	$11.35	$12.76	$11.65	$12.14	$12.54	$12.40
Conversion rate at September 30, 2014(1)(2)	89.0157	79.3176	86.9426	83.6661	79.7865	80.6647
Conversion price at September 30, 2014(2)(3)	$11.23	$12.61	$11.50	$11.95	$12.53	$12.40
Last conversion price calculation date	12/21/2013	2/18/2014	4/16/2014	8/14/2014	12/21/2013	4/11/2014
Dividend threshold amount (per share)(4)	$0.101125	$0.101150	$0.101500	$0.101600	$0.110025	$0.110525

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at September 30, 2014 was calculated on the last anniversary of the issuance and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

(4)	The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment.
In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1 principal amount of the 2015 Notes (the “conversion rate cap”), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the “Guidance”) permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.
Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.
Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.

In connection with the issuance of the Convertible Notes, we incurred $39,385 of fees which are being amortized over the terms of the notes, of which $26,019 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2014.
During the three months ended September 30, 2014 and September 30, 2013, we recorded $18,589 and $13,310, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense.
Public Notes
On May 1, 2012, we issued $100,000 aggregate principal amount of unsecured notes that mature on November 15, 2022 (the “2022 Notes”). The 2022 Notes bear interest at a rate of 6.95% per year, payable quarterly on February 15, May 15, August 15 and November 15 of each year, beginning August 15, 2012. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were $97,000.
On March 15, 2013, we issued $250,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “2023 Notes”). The 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the 2023 Notes, net of underwriting discounts and offering costs, were $245,885.
On April 7, 2014, we issued $300,000 aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $250,775.
The 2022 Notes, the 2023 Notes and the 5.00% 2019 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.
In connection with the issuance of the Public Notes, we incurred $11,366 of fees which are being amortized over the term of the notes, of which $10,075 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2014.
During the three months ended September 30, 2014 and September 30, 2013, we recorded $9,458 and $5,577, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense.
Prospect Capital InterNotes®
On February 16, 2012, we entered into a Selling Agent Agreement (the “Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”), which was increased to $1,500,000 in May 2014. Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.
During the three months ended September 30, 2014, we did not issue any Prospect Capital InterNotes®.
During the three months ended September 30, 2013, we issued $98,255 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $96,189. These notes were issued with stated interest rates ranging from 4.75% to 6.75% with a weighted average interest rate of 5.48%. These notes mature between July 15, 2018 and September 15, 2043. The following table summarizes the Prospect Capital InterNotes® issued during the three months ended September 30, 2013.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$51,537	4.75%–5.00%	4.99%	July 15, 2018 – September 15, 2018
5.5	3,820	5.00%	5.00%	February 15, 2019
6.5	1,800	5.50%	5.50%	February 15, 2020
7	14,399	5.50%–5.75%	5.59%	July 15, 2020 – September 15, 2020
7.5	1,996	5.75%	5.75%	February 15, 2021
15	940	6.00%	6.00%	August 15, 2028
18	4,062	6.00%–6.25%	6.21%	July 15, 2031 – August 15, 2031
20	1,127	6.00%	6.00%	September 15, 2033
25	3,372	6.50%	6.50%	August 15, 2038
30	15,202	6.50%–6.75%	6.63%	July 15, 2043 – September 15, 2043
	$98,255
During the three months ended September 30, 2014, we repaid $1,365 aggregate principal amount of our Prospect Capital InterNotes® in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. The following table summarizes the Prospect Capital InterNotes® outstanding as of September 30, 2014.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,149	4.00%	4.00%	April 15, 2017
4	45,751	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	212,905	4.25%–5.00%	4.91%	July 15, 2018 – August 15, 2019
5.5	3,820	5.00%	5.00%	February 15, 2019
6.5	1,800	5.50%	5.50%	February 15, 2020
7	256,724	4.00%–6.55%	5.39%	June 15, 2019 – May 15, 2021
7.5	1,996	5.75%	5.75%	February 15, 2021
10	41,867	3.24%–7.00%	6.19%	March 15, 2022 – May 15, 2024
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,465	5.00%–6.00%	5.14%	May 15, 2028 – November 15, 2028
18	25,274	4.125%–6.25%	5.49%	December 15, 2030 – August 15, 2031
20	5,817	5.625%–6.00%	5.85%	November 15, 2032 – October 15, 2033
25	34,823	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	124,226	5.50%–6.75%	6.23%	November 15, 2042 – October 15, 2043
	$784,305

During the three months ended September 30, 2013, we repaid $55 aggregate principal amount of our Prospect Capital InterNotes® in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. During the year ended June 30, 2014, we repaid $6,869 aggregate principal amount of our Prospect Capital InterNotes® in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. In connection with the issuance of the 5.00% 2019 Notes, $45,000 of previously-issued Prospect Capital InterNotes® were exchanged for the 5.00% 2019 Notes. The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2014.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,149	4.00%	4.00%	April 15, 2017
4	45,751	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	212,915	4.25%–5.00%	4.91%	July 15, 2018 – August 15, 2019
5.5	3,820	5.00%	5.00%	February 15, 2019
6.5	1,800	5.50%	5.50%	February 15, 2020
7	256,903	4.00%–6.55%	5.39%	June 15, 2019 – May 15, 2021
7.5	1,996	5.75%	5.75%	February 15, 2021
10	41,952	3.23%–7.00%	6.18%	March 15, 2022 – May 15, 2024
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,465	5.00%–6.00%	5.14%	May 15, 2028 – November 15, 2028
18	25,435	4.125%–6.25%	5.49%	December 15, 2030 – August 15, 2031
20	5,847	5.625%–6.00%	5.85%	November 15, 2032 – October 15, 2033
25	34,886	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	125,063	5.50%–6.75%	6.22%	November 15, 2042 – October 15, 2043
	$785,670
In connection with the issuance of the Prospect Capital InterNotes®, we incurred $20,259 of fees which are being amortized over the term of the notes, of which $18,616 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2014.
During the three months ended September 30, 2014 and September 30, 2013, we recorded $10,856 and $6,044, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.
Net Asset Value
During the three months ended September 30, 2014, we issued $59,735 of additional equity, net of underwriting and offering costs, by issuing 5,877,738 shares of our common stock. During the three months ended September 30, 2014, we sold 5,536,780 shares of our common stock at an average price of $10.22 per share, and raised $56,575 of gross proceeds, under our ATM Program. Net proceeds were $56,095 after commissions to the broker-dealer on shares sold and offering costs. On July 24, 2014, August 21, 2014 and September 18, 2014, we issued 98,503, 129,435 and 113,020 shares of our common stock in connection with the dividend reinvestment plan, respectively. The following table shows the calculation of net asset value per share as of September 30, 2014 and June 30, 2014.

	September 30, 2014	June 30, 2014
Net assets	$3,647,759	$3,618,182
Shares of common stock issued and outstanding	348,504,375	342,626,637
Net asset value per share	$10.47	$10.56
Results of Operations
Net increase in net assets resulting from operations for the three months ended September 30, 2014 and September 30, 2013 was $84,108 and $79,900, respectively. During the three months ended September 30, 2014, the $4,208 increase is due to a $12,126 increase in net investment income driven by a larger asset producing portfolio partially offset by an increase in interest expense due to additional debt financing. This increase is partially offset by a $7.918 unfavorable increase in net realized and unrealized gains and losses on investments. (See "Net Realized (Loss) Gain" and "Net Changes in Unrealized Appreciation (Depreciation)" for further discussion.)

Net increase in net assets resulting from operations for the three months ended September 30, 2014 and September 30, 2013 was $0.24 and $0.31 per weighted average share, respectively. During the three months ended September 30, 2014, the decrease is primarily due to a $0.03 per weighted average share decrease in dividend income received from our investment in Airmall and a $0.03 per weighted average share unfavorable increase in net realized and unrealized gains and losses on investments. (See "Net Realized (Loss) Gain" and "Net Changes in Unrealized Appreciation (Depreciation)" for further discussion.)
While we seek to maximize gains and minimize losses, our investments in portfolio companies can expose our capital to risks greater than those we may anticipate. These companies are typically not issuing securities rated investment grade, have limited resources, have limited operating history, have concentrated product lines or customers, are generally private companies with limited operating information available and are likely to depend on a small core of management talents. Changes in any of these factors can have a significant impact on the value of the portfolio company.
Investment Income
We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, and fees generated from the structuring of new deals. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with our investments are recognized as earned.
Investment income, which consists of interest income, including accretion of loan origination fees and prepayment penalty fees, dividend income and other income, including settlement of net profits interests, overriding royalty interests and structuring fees, was $202,021 and $161,034 for the three months ended September 30, 2014 and September 30, 2013, respectively. During the three months ended September 30, 2014, the increase in investment income is primarily the result of a larger income producing portfolio.
The following table describes the various components of investment income and the related levels of debt investments:

	Three Months Ended September 30,
	2014	2013
Interest income	$184,140	$138,421
Dividend income	2,225	7,089
Other income	15,656	15,524
Total investment income	$202,021	$161,034

Average debt principal of performing investments	$5,998,511	$4,179,192
Weighted average interest rate earned on performing assets	12.01%	12.96%
Average interest income producing assets have increased from $4,179,192 for the three months ended September 30, 2013 to $5,998,511 for the three months ended September 30, 2014. The average earned on interest bearing performing assets decreased from 13.0% for the three months ended September 30, 2013 to 12.6% for the year ended June 30, 2014 to 12.0% for the three months ended September 30, 2014. The decrease in returns during the comparable period is primarily due to originations at lower rates than our average existing portfolio yield.
Investment income is also generated from dividends and other income. Dividend income decreased from $7,089 for the three months ended September 30, 2013 to $2,225 for the three months ended September 30, 2014. The decrease in dividend income is primarily attributed to a $7,000 decrease in the level of dividends received from our investment in Airmall. We received dividends of $7,000 from Airmall during the three months ended September 30, 2013. No such dividends were received during the three months ended September 30, 2014 related to our investment in Airmall. The decrease in dividend income was partially offset by dividends of $1,430 and $671 received from our investments in Biotronic and Nationwide, respectively, during the three months ended September 30, 2014. The dividends received from Biotronic and Nationwide include distributions as part of follow-on financings in August and September 2014, as discussed above. No dividends were received from Biotronic or Nationwide during the three months ended September 30, 2013.

Other income has come primarily from structuring fees, royalty interests, and settlement of net profits interests. Income from other sources increased from $15,524 for the three months ended September 30, 2013 to $15,656 for the three months ended September 30, 2014. The slight increase is primarily due to a $5,498 increase in structuring fees. These fees are primarily generated from originations and will fluctuate as levels of originations fluctuate. During the three months ended September 30, 2014 and September 30, 2013, we recognized structuring fees of $14,158 and $8,660, respectively, from new originations, restructurings and follow-on investments. Included within the $14,158 of structuring fees recognized during the three months ended September 30, 2014 is a $3,000 fee from Airmall related to the sale of the operating company for which a fee was received in August 2014. The remaining $11,158 of structuring fees recognized during the three months ended September 30, 2014 resulted from follow-on investments and new originations, primarily from our investments in Pacific World, Trinity and UPRC, as discussed above. The increase in other income was partially offset by a decrease in miscellaneous income due to the receipt of $5,000 of legal cost reimbursement from a litigation settlement during the three months ended September 30, 2013 which had been expensed in prior years. No such income was received during the three months ended September 30, 2014.
Operating Expenses
Our primary operating expenses consist of investment advisory fees (base management and income incentive fees), borrowing costs, legal and professional fees and other operating and overhead-related expenses. These expenses include our allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for us. Our investment advisory fees compensate Prospect Capital Management (the “Investment Adviser”) for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions. Operating expenses were $107,558 and $78,697 for the three months ended September 30, 2014 and September 30, 2013, respectively.
The base management fee was $33,165 and $23,045 for the three months ended September 30, 2014 and September 30, 2013, respectively. The increase is directly related to our growth in total assets. For the three months ended September 30, 2014 and September 30, 2013, we incurred $23,616 and $20,584 of income incentive fees, respectively. This increase was driven by a corresponding increase in pre-incentive fee net investment income from $102,921 for the three months ended September 30, 2013 to $118,079 for the three months ended September 30, 2014, primarily due to an increase in interest income from a larger asset base. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.
During the three months ended September 30, 2014 and September 30, 2013, we incurred $42,914 and $27,407, respectively, of expenses related to our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our "Notes"). These expenses are related directly to the leveraging capacity put into place for each of those periods and the levels of indebtedness actually undertaken in those periods. The table below describes the various expenses of our Notes and the related indicators of leveraging capacity and indebtedness during these periods.

	Three Months Ended September 30,
	2014	2013
Interest on borrowings	$37,010	$23,524
Amortization of deferred financing costs	3,829	2,435
Accretion of discount on Public Notes	69	36
Facility commitment fees	2,006	1,412
Total interest and credit facility expenses	$42,914	$27,407

Average principal debt outstanding	$2,731,720	$1,615,894
Weighted average stated interest rate on borrowings(1)	5.30%	5.70%
Weighted average interest rate on borrowings(2)	5.85%	6.29%
Revolving Credit Facility amount at beginning of year	$857,500	$552,500

(1)	Includes only the stated interest expense.

(2)	Includes the stated interest expense, amortization of deferred financing costs, accretion of discount on Public Notes and commitment fees on the undrawn portion of our Revolving Credit Facility.
The increase in interest expense for the three months ended September 30, 2014 is primarily due to the issuance of additional Prospect Capital InterNotes® during the final three quarters of the prior fiscal year, the 5.00% 2019 Notes, and the 2020 Notes for which we incurred an incremental $13,842 of collective interest expense. The weighted average interest rate on borrowings (excluding amortization, accretion and undrawn facility fees) decreased from 5.70% for the three months ended

September 30, 2013 to 5.30% for the three months ended September 30, 2014. This decrease is primarily due to issuances of debt at lower coupon rates. For example, the weighted average interest rate on our Prospect Capital InterNotes® decreased from 5.62% as of September 30, 2013 to 5.38% as of September 30, 2014.
The allocation of overhead expense from Prospect Administration was $2,416 and $3,986 for the three months ended September 30, 2014 and September 30, 2013, respectively. During the three months ended September 30, 2014 and September 30, 2013, Prospect Administration received payments of $1,055 and $1,078, respectively, directly from our portfolio companies for legal, tax and portfolio level accounting services. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration. Had Prospect Administration not received these payments, Prospect Administration's charges for its administrative services would have increased by these amounts.
Excise tax decreased from an expense of $1,000 for the three months ended September 30, 2013 to zero for the three months ended September 30, 2014. As of June 30, 2013, we accrued $5,000 as an estimate of the excise tax due for continuing to retain a portion of our annual taxable income for the calendar year ended December 31, 2013. We previously paid $4,500 for the undistributed ordinary income retained at December 31, 2012. During the year ended June 30, 2014, we amended our excise tax returns resulting in the $4,200 reversal of previously recognized expense and we recorded a $2,200 prepaid asset for the amount our $4,500 excise tax payment exceeded the excise tax liability estimated through June 30, 2014. There was no excise tax expense for the three months ended September 30, 2014.
Total operating expenses, net of investment advisory fees, interest and credit facility expenses, allocation of overhead from Prospect Administration and excise tax (“Other Operating Expenses”) were $5,447 and $2,675 for the three months ended September 30, 2014 and September 30, 2013, respectively. The increase of $2,772 during the three months ended September 30, 2014 is primarily due to an increase in our legal fees related to the discussions with the SEC regarding consolidation.
Net Investment Income
Net investment income was $94,463 and $82,337 for the three months ended September 30, 2014 and September 30, 2013, respectively ($0.28 and $0.32 per weighted average share, respectively). The $12,126 increase during the three months ended September 30, 2014 is primarily the result of a $40,987 increase in investment income partially offset by a $28,861 increase in operating expenses. The $0.04 per weighted average share decrease in net investment income for the three months ended September 30, 2014 is primarily due to a $0.01 per weighted average share decrease in other income primarily due to legal costs recovered during the three months ended September 30, 2013 and, to a lesser extent, a decrease in dividend income due to a decline in the level of dividends received from our investment in Airmall. (Refer to "Investment Income" and "Operating Expenses" above for further discussion.)
Net Realized (Loss) Gain
Net realized (loss) gain was $(22,911) and $3,789 for the three months ended September 30, 2014 and September 30, 2013, respectively. The net realized loss during the three months ended September 30, 2014 was primarily due to the sale of our investments in Airmall, Borga and BXC for which we recognized total realized losses of $23,011, as discussed above. During the three months ended September 30, 2014, we determined that the impairment of Appalachian Energy LLC ("AEH") was other-than-temporary and recorded a realized loss of $2,042 for the amount that the amortized cost exceeded the fair value. These losses were partially offset by net realized gains from the proceeds collected on warrants redeemed from Snacks Parent Corporation, litigation settlements and the release of escrowed amounts due to us from several portfolio companies for which we recognized total realized gains of of $2,142.
Net Change in Unrealized Appreciation (Depreciation)
Net change in unrealized appreciation (depreciation) was $12,556 and $(6,226) for the three months ended September 30, 2014 and September 30, 2013, respectively. The variability in results is primarily due to the valuation of equity positions in our portfolio susceptible to significant changes in value, both increases as well as decreases, due to operating results. For the three months ended September 30, 2014, the $12,556 net change in unrealized appreciation was driven by the sale of our investments in Airmall, Borga and BXC for which we eliminated the unrealized depreciation balances related to these investments. We also experienced significant write-ups in our investments in Ajax, Harbortouch, MITY and NPRC. These instances of unrealized appreciation were partially offset by unrealized depreciation related to APRC, Echelon, Gulf Coast, Valley Electric and our CLO equity investments.

Financial Condition, Liquidity and Capital Resources
For the three months ended September 30, 2014 and September 30, 2013, our operating activities used $97,411 and $236,715 of cash, respectively. There were no investing activities for the three months ended September 30, 2014 and September 30, 2013. Financing activities provided $256,470 and $195,873 of cash during the three months ended September 30, 2014 and September 30, 2013, respectively, which included dividend payments of $109,951 and $80,064, respectively.
Our primary uses of funds have been to continue to invest in portfolio companies, through both debt and equity investments, repay outstanding borrowings and to make cash distributions to holders of our common stock.
Our primary sources of funds have been issuances of debt and equity. We have and may continue to fund a portion of our cash needs through borrowings from banks, issuances of senior securities or secondary offerings. We may also securitize a portion of our investments in unsecured or senior secured loans or other assets. Our objective is to put in place such borrowings in order to enable us to expand our portfolio. During the three months ended September 30, 2014, we borrowed $547,000 and made repayments totaling $228,000 under our Revolving Credit Facility. As of September 30, 2014, we had $411,000 outstanding on our Revolving Credit Facility, $1,247,500 outstanding on our Convertible Notes, Public Notes with a carrying value of $647,950 and $784,305 outstanding on our Prospect Capital InterNotes®. (See "Capitalization" above.)
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 2.00%. As of September 30, 2014 and June 30, 2014, we had $202,963 and $143,597, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies.
Our Board of Directors, pursuant to the Maryland General Corporation Law, executed Articles of Amendment to increase the number of shares authorized for issuance from 500,000,000 to 1,000,000,000 in the aggregate. The amendment became effective May 6, 2014.
On October 15, 2013, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $3,635,217 of additional debt and equity securities in the public market as of September 30, 2014.  See "Recent Developments" for updates to our Registration Statement subsequent to September 30, 2014.
We also continue to generate liquidity through public and private stock offerings.
On August 29, 2014, we entered into an ATM Program with BB&T Capital Markets, Goldman Sachs, KeyBanc Capital Markets, and RBC Capital Markets through which we could sell, by means of at-the-market offerings from time to time, up to 50,000,000 shares of our common stock. During the period from September 8, 2014 through September 25, 2014 (with settlement dates of September 11, 2014 to September 30, 2014), we sold 5,536,780 shares of our common stock at an average price of $10.22 per share, and raised $56,575 of gross proceeds, under the ATM Program. Net proceeds were $56,095 after commissions to the broker-dealer on shares sold and offering costs. See "Recent Developments" for issuances under the ATM Program subsequent to September 30, 2014.
Off-Balance Sheet Arrangements
As of September 30, 2014, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than those which originate from 1) the investment advisory and management agreement and the administration agreement and 2) the portfolio companies.
Recent Developments
During the period from September 26, 2014 through October 29, 2014 (with settlement dates of October 1, 2014 to November 3, 2014), we sold 3,954,195 shares of our common stock at an average price of $9.76 per share, and raised $38,574 of gross proceeds, under the ATM Program. Net proceeds were $38,377 after commissions to the broker-dealer on shares sold and offering costs.
On October 3, 2014, we sold our $35,000 investment in Babson CLO Ltd. 2011-I and realized a loss on the sale.
On October 6, 2014, we made a $35,221 follow-on investment in Onyx Payments to fund an acquisition.
On October 7, 2014, Grocery Outlet, Inc. repaid the $14,457 loan receivable to us.
On October 8, 2014, we made a $65,000 secured debt investment in Capstone Logistics, LLC, a logistics services portfolio company.

On October 9, 2014, we made an investment of $50,743 to purchase 83.60% of the subordinated notes in Babson CLO Ltd. 2014-III in a co-investment transaction with Priority Income Fund, Inc.
On October 10, 2014, Ajax Rolled Ring & Machine, LLC repaid the $19,337 loan receivable to us.
On October 17, 2014, we made an investment of $48,994 to purchase 90.54% of the subordinated notes in Symphony CLO XV, Ltd.
On October 20, 2014, we sold our $22,000 investment in Galaxy XII CLO, Ltd. and realized a loss on the sale.
On October 21, 2014, we made a $22,500 secured debt investment in Hollander Sleep Products, a manufacturer of bed pillows and mattress pads in the United States.
On October 22, 2014, we issued 138,721 shares of our common stock in connection with the dividend reinvestment plan.
On November 4, 2014, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $5,000,000 of additional debt and equity securities in the public market.
In addition to the transactions noted above, during the period from October 1, 2014 through November 6, 2014, we made seven follow-on investments in NPRC totaling $55,000 to support the online lending initiative. We invested $8,250 of equity through NPH and $46,750 of debt directly to NPRC. In addition, during this period, we received a partial repayment of $10,965 of the NPRC loan previously outstanding and $1,935 as a return of capital on the equity investment in NPRC.
Critical Accounting Policies and Estimates
Basis of Presentation and Consolidation
The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form 10-Q, ASC 946, Financial Services—Investment Companies (“ASC 946”), and Articles 6 and 10 of Regulation S-X. Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Our consolidated financial statements include the accounts of Prospect, PCF, PSBL, and the Consolidated Holding Companies. All intercompany balances and transactions have been eliminated in consolidation. The financial results of our non-substantially wholly-owned holding companies and operating portfolio company investments are not consolidated in the financial statements. Any operating companies owned by the Consolidated Holding Companies are not consolidated.
Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.
Cash and Cash Equivalents
Cash and cash equivalents include funds deposited with financial institutions and short-term, highly-liquid overnight investments in money market funds. Cash and cash equivalents are carried at cost which approximates fair value.
Investment Classification
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, "Control Investments" are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Under the 1940 Act, "Affiliate Investments" are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. "Non-Control/Non-Affiliate Investments" are those that are neither Control Investments nor Affiliate Investments.

Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.
Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:
Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.
Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.
Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.
Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.
Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making the security less likely to be an income producing instrument.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement ("ASC 820"), that defines fair value, establishes a framework for measuring fair value in conformity with GAAP, and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.

For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms conduct independent valuations and make their own independent assessments.

3.	The Audit Committee of our Board of Directors reviews and discusses the preliminary valuation of Prospect Capital Management LLC (the “Investment Adviser”) and that of the independent valuation firms.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Investments are valued utilizing a yield analysis, enterprise value (“EV”) analysis, net asset value analysis, liquidation analysis, discounted cash flow analysis, or a combination of methods, as appropriate. The yield analysis uses loan spreads and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV analysis, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market multiples approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent M&A transactions and/or a discounted cash flow analysis. The net asset value analysis is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation analysis is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow analysis uses valuation techniques to convert future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in fair value pricing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as ASC 820 Level 3 securities and are valued using a discounted cash flow model. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each CLO security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for such security. To value a CLO, both the assets and the liabilities of the CLO capital structure are modeled. We use a waterfall engine to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, distribute the cash flows to the liability structure based on the payment priorities, and discount them back using current market discount rates. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.
Valuation of Other Financial Assets and Financial Liabilities
ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to choose, at specified election dates, to measure eligible items at fair value (the "Fair Value Option"). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. See Note 8 for further discussion of our financial liabilities that are measured using another measurement attribute.
Convertible Notes
We have recorded the Convertible Notes at their contractual amounts. The Convertible Notes were analyzed for any features that would require bifurcation and such features were determined to be immaterial. See Note 5 for further discussion.

Revenue Recognition
Realized gains or losses on the sale of investments are calculated using the specific identification method.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or amortization of premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot Capital Funding, Inc. (“Patriot”) was determined based on the difference between par value and fair value as of December 2, 2009, and continued to accrete until maturity or repayment of the respective loans. As of March 31, 2014, the purchase discount for the assets acquired from Patriot had been fully accreted. See Note 3 for further discussion.
Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, are likely to remain current. As of September 30, 2014, less than 0.1% of our total assets are in non-accrual status.
Interest income from investments in the “equity” class of security of CLO funds (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.
Dividend income is recorded on the ex-dividend date.
Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income. See Note 10 for further discussion.
Federal and State Income Taxes
We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. As of September 30, 2014, we had a deposit with the IRS for excise taxes as we have made estimated excise tax payments in excess of our expected excise tax liability for the calendar year ending December 31, 2014.
If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.
We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of September 30, 2014 and for the three months then ended, we did not have a liability for any unrecognized tax benefits, respectively. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our tax returns for each of our federal tax years since 2010 remain subject to examination by the Internal Revenue Service.
Dividends and Distributions
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management’s estimate of our future earnings. Net realized capital gains, if any, are distributed at least annually.
Financing Costs
We record origination expenses related to our Revolving Credit Facility and Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Unsecured Notes”) as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our Revolving Credit Facility and the effective interest method for our Unsecured Notes over the respective expected life or maturity.
We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of SEC registration fees, legal fees and accounting fees incurred. These prepaid assets are charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed.
Guarantees and Indemnification Agreements
We follow ASC 460, Guarantees (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.
Per Share Information
Net increase or decrease in net assets resulting from operations per share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net asset value per share.
Recent Accounting Pronouncements
In August 2014, the FASB issued Accounting Standards Update 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”). ASU 2014-15 will explicitly require management to assess an entity’s ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. The new standard will be effective for all entities in the first annual period ending after December 15, 2016. Earlier adoption is permitted. The adoption of the amended guidance in ASU 2014-15 is not expected to have a significant effect on our consolidated financial statements and disclosures.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
We are subject to financial market risks, including changes in interest rates and equity price risk. Some of the loans in our portfolio have floating interest rates.
We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of higher interest rates with respect to our portfolio of investments. During the three months ended September 30, 2014, we did not engage in hedging activities.

REGISTRATION AND SETTLEMENT
The Depository Trust Company
All of the notes we offer will be issued in book-entry only form. This means that we will not issue certificates for notes, except in the limited case described below. Instead, we will issue global notes in registered form. Each global note will be held through DTC and will be registered in the name of Cede & Co., as nominee of DTC.
Accordingly, Cede & Co. will be the holder of record of the notes. Each note represented by a global note evidences a beneficial interest in that global note.
Beneficial interests in a global note will be shown on, and transfers are effected through, records maintained by DTC or its participants. In order to own a beneficial interest in a note, you must be an institution that has an account with DTC or have a direct or indirect account with such an institution. Transfers of ownership interests in the notes will be accomplished by making entries in DTC participants' books acting on behalf of beneficial owners.
So long as DTC or its nominee is the registered holder of a global note, DTC or its nominee, as the case may be, will be the sole holder and owner of the notes represented thereby for all purposes, including payment of principal and interest, under the indenture. Except as otherwise provided below, you will not be entitled to receive physical delivery of certificated notes and will not be considered the holder of the notes for any purpose under the indenture. Accordingly, you must rely on the procedures of DTC and the procedures of the DTC participant through which you own your note in order to exercise any rights of a holder of a note under the indenture. The laws of some jurisdictions require that certain purchasers of notes take physical delivery of such notes in certificated form. Those limits and laws may impair the ability to transfer beneficial interests in the notes.
Each global note representing notes will be exchangeable for certificated notes of like tenor and terms and of differing authorized denominations in a like aggregate principal amount, only if (1) DTC notifies us that it is unwilling or unable to continue as depositary for the global notes or we become aware that DTC has ceased to be a clearing agency registered under the Exchange Act and, in any such case we fail to appoint a successor to DTC within 60 calendar days, (2) we, in our sole discretion, determine that the global notes shall be exchangeable for certificated notes or (3) an event of default has occurred and is continuing with respect to the notes under the indenture. Upon any such exchange, the certificated notes shall be registered in the names of the beneficial owners of the global note representing the notes.
The following is based on information furnished by DTC:
DTC will act as securities depositary for the notes. The notes will be issued as fully-registered notes registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. Generally, one fully registered global note will be issued for all of the principal amount of the notes.
DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 2 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments from over 85 countries that DTC's direct participants deposit with DTC.
DTC also facilitates the post-trade settlement among direct participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between direct participants' accounts. This eliminates the need for physical movement of securities certificates. Direct participants include both U.S. and non U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC"). DTCC, in turn, is owned by a number of direct participants of DTC and members of the National Securities Clearing Corporation, Government Securities Clearing Corporation, MBS Clearing Corporation, and Emerging Markets Clearing Corporation, as well as by The New York Stock Exchange, Inc., the American Stock Exchange LLC, and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly. The DTC rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.
Purchases of the notes under the DTC system must be made by or through direct participants, which will receive a credit for the notes on DTC's records. The beneficial interest of each actual purchaser of each note is in turn to be recorded on the direct and indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchase. Beneficial owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the direct or indirect participant through which the beneficial owner entered into the transaction. Transfers of beneficial interests in the notes are to be accomplished by entries made on the books of direct and indirect participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their beneficial interests in notes, except in the event that use of the book-entry system for the notes is discontinued.
To facilitate subsequent transfers, all notes deposited by direct participants with DTC will be registered in the name of DTC's partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the notes with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the notes; DTC's records reflect only the identity of the direct participants to whose accounts such notes will be credited, which may or may not be the beneficial owners. The direct and indirect participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Beneficial owners of the notes may wish to take certain steps to augment the transmission to them of notices of significant events with respect to the notes, such as redemption, tenders, defaults, and proposed amendments to the security documents. For example, beneficial owners of the notes may wish to ascertain that the nominee holding the notes for their benefit has agreed to obtain and transmit notices to beneficial owners. In the alternative, beneficial owners may wish to provide their names and addresses to the registrar of the notes and request that copies of the notices be provided to them directly. Any such request may or may not be successful.
Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the notes unless authorized by a direct participant in accordance with DTC's procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the regular record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those direct participants to whose accounts the notes are credited on the record date (identified in a listing attached to the Omnibus Proxy).
We will pay principal and or interest payments on the notes in same-day funds directly to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit direct participants' accounts on the applicable payment date in accordance with their respective holdings shown on DTC's records upon DTC's receipt of funds and corresponding detail information. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of these participants and not of DTC or any other party, subject to any statutory or regulatory requirements that may be in effect from time to time. Payment of principal and interest to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC, is our responsibility, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of the direct or indirect participant.
We will send any redemption notices to DTC. If less than all of the notes are being redeemed, DTC's practice is to determine by lot the amount of the interest of each direct participant in such issue to be redeemed.
A beneficial owner, or its authorized representative, shall give notice to elect to have its notes repaid by us, through its direct or indirect participant, to the trustee, and shall effect delivery of such notes by causing the direct participant to transfer that participant's interest in the global note representing such notes, on DTC's records, to the trustee. The requirement for physical delivery of notes in connection with a demand for repayment will be deemed satisfied when the ownership rights in the global note representing such notes are transferred by the direct participants on DTC's records.
DTC may discontinue providing its services as securities depository for the notes at any time by giving us reasonable notice. Under such circumstances, if a successor securities depositary is not obtained, we will print and deliver certificated notes. We may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depositary). In that event, we will print and deliver certificated notes.
The information in this section concerning DTC and DTC's system has been obtained from sources that we believe to be reliable, but neither we, the Purchasing Agent nor any agent takes any responsibility for its accuracy.

Registration, Transfer and Payment of Certificated Notes
If we ever issue notes in certificated form, those notes may be presented for registration, transfer and payment at the office of the registrar or at the office of any transfer agent designated and maintained by us. We have originally designated American Stock Transfer & Trust Company, LLC to act in those capacities for the notes. The registrar or transfer agent will make the transfer or registration only if it is satisfied with the documents of title and identity of the person making the request. There will not be a service charge for any exchange or registration of transfer of the notes, but we may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange. At any time, we may change transfer agents or approve a change in the location through which any transfer agent acts. We also may designate additional transfer agents for any notes at any time.
We will not be required to: (1) issue, exchange or register the transfer of any note to be redeemed for a period of 15 days after the selection of the notes to be redeemed; (2) exchange or register the transfer of any note that was selected, called or is being called for redemption, except the unredeemed portion of any note being redeemed in part; or (3) exchange or register the transfer of any note as to which an election for repayment by the holder has been made, except the unrepaid portion of any note being repaid in part.
We will pay principal of and interest on any certificated notes at the offices of the paying agents we may designate from time to time. Generally, we will pay interest on a note by check on any interest payment date other than at stated maturity or upon earlier redemption or repayment to the person in whose name the note is registered at the close of business on the regular record date for that payment. We will pay principal and interest at stated maturity or upon earlier redemption or repayment in same-day funds against presentation and surrender of the applicable notes.

SUPPLEMENT TO MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following summary of U.S. federal income tax considerations supplements the discussion set forth under the heading "Material U.S. Federal Income Tax Considerations" in the accompanying prospectus and is subject to the qualifications and assumptions set forth therein.
The following is a general summary of the material U.S. federal income tax considerations relating to the purchase, ownership and disposition of the notes. This discussion is based upon the Code, Treasury Regulations and judicial decisions and administrative interpretations thereof, all as of the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. No ruling from the Internal Revenue Service ("IRS") has been or will be sought regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.
This discussion applies only to a holder of notes that acquires the notes pursuant to this offering at their "issue price" within the meaning of the applicable provisions of the Code and who holds the notes as a capital asset (generally, property held for investment) under the Code. This discussion does not address any U.S. federal estate or gift tax consequences or any state, local or non-U.S. tax consequences. In addition, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to investors in light of their particular circumstances, or to investors subject to special treatment under U.S. federal income tax law, including, but not limited to:

•	banks, insurance companies or other financial institutions;

•	pension plans or trusts;

•	U.S. noteholders (as defined below) whose functional currency is not the U.S. dollar;

•	real estate investment trusts;

•	regulated investment companies;

•	persons subject to the alternative minimum tax;

•	cooperatives;

•	tax-exempt organizations;

•	dealers in securities;

•	expatriates;

•	foreign persons or entities (except to the extent set forth below);

•	persons deemed to sell the notes under the constructive sale provisions of the Code; or

•	persons that hold the notes as part of a straddle, hedge, conversion transaction or other integrated investment.
If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) owns notes, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partners in a partnership that owns the notes should consult their tax advisors as to the particular U.S. federal income tax consequences applicable to them.
We encourage investors to consult their tax advisors regarding the specific consequences of an investment in our notes, including tax reporting requirements, the applicability of U.S. federal, state or local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Consequences to U.S. Noteholders
The following is a general summary of the material U.S. federal income tax consequences that will apply to you if you are a U.S. noteholder. Material U.S. federal income tax consequences to non-U.S. noteholders are described under "Consequences to Non-U.S. Noteholders" below. For purposes of this summary, the term "U.S. noteholder" means a beneficial owner of a note that is, for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the U.S., (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized under the laws of the U.S., any of the States or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust (A) if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (B) that has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes.
Stated interest and OID on the notes
Except as discussed below, a U.S. noteholder generally will be required to recognize stated interest as ordinary income at the time it is paid or accrued on the notes in accordance with its regular method of accounting for U.S. federal income tax purposes. In addition, if the notes' "issue price" (the first price at which a substantial amount of the notes is sold to investors) is less than their "stated redemption price at maturity" (the sum of all payments to be made on the notes other than "qualified stated interest") by more than a statutorily defined de minimis threshold, the notes will be issued with original issue discount

("OID") for U.S. federal income tax purposes. The term "qualified stated interest" generally means stated interest that is unconditionally payable at least annually at a single fixed rate or, if certain requirements are met (as described below), certain variable rates.
If the notes are issued with OID, a U.S. noteholder generally will be required to include the OID in gross income as ordinary interest income in advance of the receipt of cash attributable to that income and regardless of such holder's regular method of tax accounting. Such OID will be included in gross income for each day during each taxable year in which the note is held using a constant yield-to-maturity method that reflects the compounding of interest. This means that the holder will have to include in income increasingly greater amounts of OID over time. Notice will be given in the applicable pricing supplement if we determine that a particular note will be issued with OID. We are required to provide information returns stating the amount of OID accrued on the notes held by persons of record other than certain exempt holders.
If the notes are "step-up notes" (i.e., notes with a fixed interest rate that increases at pre-determined intervals), the tax treatment described in the first sentence under "—Consequences to U.S. Noteholders—Stated interest and OID on the notes" assumes that we will have the right to call the notes at par (plus accrued but unpaid interest) on each date that the interest rate increases. If this is not the case, interest that exceeds the lowest rate payable under the step-up note may not be treated as qualified stated interest and, depending on the amount of such excess, may thus cause the step-up note to be treated as issued with OID, in which case the notes generally would be subject to the OID rules discussed above. Prospective investors are urged to consult their own tax advisors regarding the treatment of step-up notes or similar notes.
If you own a note issued with de minimis OID (i.e., discount that is not OID), you generally must include the de minimis OID in income at the time principal payments on the notes are made in proportion to the amount paid. Any amount of de minimis OID that you have included in income will be treated as capital gain.
Short-term notes
Notes that have a fixed maturity of one year or less ("short-term notes") will be subject to the following special rules.
All of the interest on a short-term note is treated as part of the short-term note's stated redemption price at maturity, thereby giving rise to OID. Thus, all short-term notes will be OID debt securities. OID will be treated as accruing on a short-term debt instrument ratably or, at the election of a U.S. noteholder, under a constant yield method.
A U.S. noteholder that uses the cash method of tax accounting (with certain exceptions) will generally not be required to include OID in respect of the short-term note in income on a current basis, though they may be required to include stated interest in income as the income is received. Such a U.S. noteholder may not be allowed to deduct all of the interest paid or accrued on any indebtedness incurred or maintained to purchase or carry such a short-term note until the maturity of the note or its earlier disposition in a taxable transaction. In addition, such a U.S. noteholder will be required to treat any gain realized on a disposition of the note as ordinary income to the extent of the holder's accrued OID on the note, and short-term capital gain to the extent the gain exceeds accrued OID. A U.S. noteholder that uses the cash method of tax accounting may, however, elect to include OID on a short-term note in income on a current basis. In such case, the limitation on the deductibility of interest described above will not apply. A U.S. noteholder that uses the accrual method of tax accounting and certain cash method holders generally will be required to include OID on a short-term note in income on a current basis.
Floating Rate Notes
In the case of a note that is a floating rate note (including a note based on LIBOR), special rules apply. In general, if a note qualifies for treatment as a "variable rate debt instrument" under Treasury Regulations and provides for stated interest that is unconditionally payable at least annually at a variable rate that, subject to certain exceptions, is a single "qualified floating rate" or "objective rate," each as defined below, all stated interest on the note is treated as qualified stated interest. In that case, both the note's "yield to maturity" and "qualified stated interest" will be determined, for purposes of calculating the accrual of OID, if any, as though the note will bear interest in all periods throughout its term at a fixed rate generally equal to the rate that would be applicable to interest payments on the note on its issue date or, in the case of an objective rate (other than a "qualified inverse floating rate"), the rate that reflects the yield to maturity that is reasonably expected for the note. A U.S. noteholder of a variable rate debt instrument would then recognize OID, if any, that is calculated based on the note's assumed yield to maturity. If the interest actually accrued or paid during an accrual period exceeds or is less than the assumed fixed interest, the qualified stated interest allocable to that period is increased or decreased under rules set forth in Treasury Regulations. Special rules apply for determining the amount of OID for other variable rate debt instruments, such as instruments with more than one qualified floating rate or instruments with a single fixed rate and one or more qualified floating rates. U.S. noteholders should consult their own tax advisors with respect to the specific U.S. federal income tax considerations regarding any investment in a note that qualifies a "variable rate debt instrument."

A note will generally qualify as a variable rate debt instrument if (a) the note's issue price does not exceed the total noncontingent principal payments by more than the lesser of: (i) .015 multiplied by the product of the total noncontingent principal payments and the number of complete years to maturity from the issue date, or (ii) 15% of the total noncontingent principal payments; (b) the note provides for stated interest, compounded or paid at least annually, only at one or more qualified floating rates, a single fixed rate and one or more qualified floating rates, a single objective rate, or a single fixed rate and a single objective rate that is a qualified inverse floating rate; and (c) the value of the rate on any date during the term of the note is set no earlier than three months prior to the first day on which that value is in effect or no later than one year following that first day.
Generally, a rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous fluctuations in the cost of newly borrowed funds in the currency in which the debt instrument is denominated. A rate that equals LIBOR or LIBOR plus or minus a fixed spread is, in general, a qualified floating rate. However, a rate (including a rate based on LIBOR) will generally not be a qualified floating rate if, among other circumstances:

•
the rate is subject to one or more minimum or maximum rate floors or ceilings or one or more governors limiting the amount of increase or decrease in each case which are not fixed throughout the term of the note and which are reasonably expected as of the issue date to cause the rate in some accrual periods to be significantly higher or lower than the overall expected return on the note determined without the floor, ceiling, or governor; or

•
the rate is a multiple of a qualified floating rate unless the multiple is a fixed multiple that is greater than 0.65 but not more than 1.35 (provided, however, that if a multiple of a qualified floating rate is not within such limits and thus is not itself a qualified floating rate, it may nevertheless qualify as an "objective rate").

If a note provides for two or more qualified floating rates that are within 0.25 percentage points of each other on the issue date or can reasonably be expected to have approximately the same values throughout the term of the note, the qualified floating rates together constitute a single qualified floating rate.
Generally, an objective rate is a rate that is determined using a single fixed formula that is based on objective financial or economic information such as one or more qualified floating rates. An objective rate is a qualified inverse floating rate if that rate is equal to a fixed rate minus a qualified floating rate and variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the qualified floating rate. A variable rate will generally not qualify as an objective rate if, among other circumstances, it is reasonably expected that the average value of the variable rate during the first half of the term of the note will be either significantly less than or significantly greater than the average value of the rate during the final half of the term of the note.
If a floating rate note does not qualify as a "variable rate debt instrument," the note generally will be subject to taxation under special rules applicable to contingent payment debt instruments. U.S. noteholders should consult their own tax advisors with respect to the specific U.S. federal income tax considerations regarding such notes.
Sale, exchange, redemption or other taxable disposition of the notes
Subject to the special rules for short-term notes discussed above, upon the sale, exchange, redemption or other taxable disposition of a note, a U.S. noteholder generally will recognize capital gain or loss in an amount equal to the difference between (1) the sum of cash plus the fair market value of all other property received on such disposition (except to the extent such cash or property is attributable to accrued but unpaid interest, which, to the extent not previously included in income, generally will be taxable as ordinary income) and (2) its adjusted tax basis in the note. A U.S. noteholder's adjusted tax basis in a note generally will equal the price the U.S. noteholder paid for the note increased by OID (including with respect to a short-term note), if any, previously included in income with respect to that note, and reduced by any cash payments on the note other than qualified stated interest. Such capital gain or loss will be long-term capital gain or loss if, at the time of such taxable disposition, the U.S. noteholder has held the note for more than one year. The deductibility of capital losses is subject to limitations.
Medicare Tax
Certain U.S. noteholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their "net investment income," which includes interest on the notes and capital gains from the sale or other disposition of the notes.
Information Reporting and Backup Withholding
In general, information reporting requirements will apply to certain payments of principal and interest (including OID) and to the proceeds of sale of a note paid to a U.S. noteholder (unless such noteholder is an exempt recipient). A backup withholding tax may apply to such payments if a U.S. noteholder fails to provide a taxpayer identification number or certification of exempt status, or if it is otherwise subject to backup withholding.
Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against a U.S. noteholder's United States federal income tax liability provided the required information is timely furnished to the IRS.
Consequences to Non-U.S. Noteholders
The following is a general summary of the material U.S. federal income tax consequences that will apply to you if you are a non-U.S. noteholder. A beneficial owner of a note that is not a partnership for U.S. federal income tax purposes (including any entity or arrangement otherwise treated as a partnership for U.S. federal income tax purposes) or a U.S. noteholder is referred to herein as a "non-U.S. noteholder."
Stated interest and OID on the notes
Stated interest and OID, if any, paid or accrued to a non-U.S. noteholder will generally not be subject to U.S. federal income or withholding tax if the interest or OID is not effectively connected with its conduct of a trade or business within the United States and is not considered contingent interest within the meaning of Section 871(h)(4)(A) of the Code (generally relating to interest payments that are determined by reference to the income, profits, receipts, cash flow, changes in the value of non-publicly-traded property or other attributes of, or distributions or similar payments paid by, the debtor or a related party), and the non-U.S. noteholder:

•	does not own, actually or constructively, 10% or more of the total combined voting power of all classes of our stock entitled to vote;

•	is not a "controlled foreign corporation" with respect to which we are, directly or indirectly, a "related person";

•	is not a bank whose receipt of interest on the notes is described in section 881(c)(3)(A) of the Code; and

•
provides its name and address, and certifies, under penalties of perjury, that it is not a U.S. person (on a properly executed IRS Form W-8BEN (or other applicable form)), or holds its notes through certain foreign intermediaries and satisfies the certification requirements of applicable Treasury Regulations.

If a non-U.S. noteholder does not qualify for an exemption under these rules, interest income and OID, if any, from the notes may be subject to withholding tax at the rate of 30% (or lower applicable treaty rate). Stated interest and OID, if any, effectively connected with a non-U.S. noteholder's conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, which is attributable to a United States permanent establishment), however, would not be subject to a 30% withholding tax so long as the non-U.S. noteholder provides us or our paying agent an adequate certification (currently on IRS Form W-8ECI); such payments of interest generally would be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if a non-U.S. noteholder is a foreign corporation and the stated interest and OID, if any, is effectively connected with its conduct of a U.S. trade or business, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. To claim the benefit of a tax treaty, a non-U.S. noteholder must provide a properly executed IRS Form W-8BEN (or other applicable form) to us or our paying agent before the payment of stated interest or OID, and may be required to obtain a U.S. taxpayer identification number and provide documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.
Sale, exchange, redemption or other taxable disposition of the notes
Any gain recognized by a non-U.S. noteholder on the sale, exchange, redemption or other taxable disposition of the notes (except with respect to accrued and unpaid interest, which would be taxed as described under "Consequences to Non-U.S. Noteholders—Stated interest and OID on the notes" above) generally will not be subject to U.S. federal income tax unless:

•	the gain is effectively connected with its conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment); or

•
the non-U.S. noteholder is a nonresident alien individual present in the U.S. for 183 or more days in the taxable year within which the sale, exchange, redemption or other disposition takes place and certain other requirements are met.

If a non-U.S. noteholder is a holder described in the first bullet point above, the net gain derived from the sale, exchange, redemption or other taxable disposition of its notes generally will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if such non-U.S. noteholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. If a non-U.S. noteholder is a holder described in the second bullet point above, it will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, exchange, redemption or other taxable disposition of its notes, which may be offset by U.S. source capital losses, even though it is not considered a resident of the United States.
Information Reporting and Backup Withholding
Generally, we must report to the IRS and to a non-U.S. noteholder the amount of interest (including OID) on the notes paid to a non-U.S. noteholder and the amount of tax, if any, withheld with respect to those payments if the notes are in registered form. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which a non-U.S. noteholder resides under the provisions of an applicable income tax treaty.
In general, a non-U.S. noteholder will not be subject to backup withholding with respect to payments on the notes that we make to such noteholder provided that we do not have actual knowledge or reason to know that such noteholder is a U.S. person as defined under the Code, and we have received from you the statement described above under the fourth bullet point under "Consequences to Non-U.S. Noteholders—Stated interest and OID on the notes".
In addition, no information reporting requirements or backup withholding will be required regarding the proceeds of the sale of a note made within the United States or conducted through certain United States-related financial intermediaries, if the payor receives the statement described above and does not have actual knowledge or reason to know that the non-U.S. noteholder is a U.S. person as defined under the Code, or the non-U.S. noteholder otherwise establishes an exemption.
Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against a non-U.S. noteholder's United States federal income tax liability provided the required information is timely furnished to the IRS.
Other withholding rules
Withholding at a rate of 30% will be required on interest in respect of, and after December 31, 2016, on gross proceeds from the sale of, notes held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons and to withhold on certain payments. Accordingly, the entity through which notes are held will affect the determination of whether such withholding is required. An intergovernmental agreement between the United States and an applicable foreign country, or future guidance, may modify these requirements. Similarly, interest in respect of, and gross proceeds from the sale of, notes held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any "substantial United States owners" or (ii) provides certain information regarding the entity's "substantial United States owners," which we will in turn provide to the Secretary of the Treasury. Non-U.S. noteholders are encouraged to consult with their tax advisors regarding the possible implications of these requirements on their investment in notes.
Non-U.S. noteholders should consult any applicable income tax treaties that may provide for different rules. In addition, non-U.S. noteholders are urged to consult their tax advisors regarding the tax consequences of the purchase, ownership and disposition of the notes.

CERTAIN CONSIDERATIONS APPLICABLE TO ERISA, GOVERNMENTAL AND
OTHER PLAN INVESTORS
A fiduciary of a pension plan or other employee benefit plan (including a governmental plan, an individual retirement account or a Keogh plan) proposing to invest in the notes should consider this section carefully.
A fiduciary of an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (commonly referred to as "ERISA"), should consider fiduciary standards under ERISA in the context of the particular circumstances of such plan before authorizing an investment in the notes. Such fiduciary should consider whether the investment is in accordance with the documents and instruments governing the plan.
In addition, ERISA and the Code prohibit certain transactions (referred to as "prohibited transactions") involving the assets of a plan subject to ERISA or the assets of an individual retirement account or plan subject to Section 4975 of the Code (referred to as an "ERISA plan"), on the one hand, and persons who have certain specified relationships to the plan ("parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code), on the other. If we (or an affiliate) are considered a party in interest or disqualified person with respect to an ERISA plan, then the investment in notes by the ERISA plan may give rise to a prohibited transaction. The purchase and holding of notes by an ERISA plan may be subject to one or more statutory or administrative exemptions from the prohibited transaction rules under ERISA and the Code. Even if the conditions for relief under such exemptions were satisfied, however, there can be no assurance that such exemptions would apply to all of the prohibited transactions that may be deemed to arise in connection with a plan's investment in the notes.
By purchasing and holding the notes, the person making the decision to invest on behalf of an ERISA plan is representing that the purchase and holding of the notes will not result in a prohibited transaction under ERISA or the Code. Therefore, an ERISA plan should not invest in the notes unless the plan fiduciary or other person acquiring securities on behalf of the ERISA plan determines that neither we nor an affiliate is a party in interest or a disqualified person or, alternatively, that an exemption from the prohibited transaction rules is available. If an ERISA plan engages in a prohibited transaction, the transaction may require "correction" and may cause the ERISA plan fiduciary to incur certain liabilities and the parties in interest or disqualified persons to be subject to excise taxes.
Employee benefit plans that are governmental plans and non-U.S. plans are not subject to ERISA requirements. However, non-U.S., federal, state or local laws or regulations governing the investment and management of the assets of governmental or non-U.S. plans may contain fiduciary and prohibited transaction requirements similar to those under ERISA and Section 4975 of the Code discussed above. By purchasing and holding the notes, the person making the decision to invest on behalf of such plans is representing that the purchase and holding of the notes will not violate any law applicable to such governmental or non-U.S. plan that is similar to the prohibited transaction provisions of ERISA or the Code.
If you are the fiduciary of an employee benefit plan or ERISA plan and you propose to invest in the notes with the assets of such employee benefit plan or ERISA plan, you should consult your own legal counsel for further guidance. The sale of notes to an employee benefit plan is in no respect a representation by us, the Purchasing Agent or any other person that such an investment meets all relevant legal requirements with respect to investments by employee benefit plans generally or any particular plan or that such an investment is appropriate for employee benefit plans generally or any particular plan.

USE OF PROCEEDS
Unless otherwise indicated in a pricing supplement for the notes, we expect to use the net proceeds from the sale of the notes initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, if any, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. We anticipate that substantially all of the net proceeds from each offering will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.
As of November 6, 2014, we had $20.2 million borrowings under our credit facility and, based on the assets currently pledged as collateral on the facility, approximately $668.7 million was available to us for borrowing under our credit facility. Interest on borrowings under the credit facility is one-month LIBOR plus 225 basis points, with no minimum Libor floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least 35% of the credit facility is used or 100 basis points otherwise.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of each fiscal year ended June 30 since the Company commenced operations and as of September 30, 2014.

Credit Facility	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Fiscal 2015 (as of September 30, 2014, unaudited)	$411,000	$16,395	—	—
Fiscal 2014 (as of June 30, 2014)	92,000	69,470	—	—
Fiscal 2013 (as of June 30, 2013)	124,000	34,996	—	—
Fiscal 2012 (as of June 30, 2012)	96,000	22,668	—	—
Fiscal 2011 (as of June 30, 2011)	84,200	18,065	—	—
Fiscal 2010 (as of June 30, 2010)	100,300	8,093	—	—
Fiscal 2009 (as of June 30, 2009)	124,800	5,268	—	—
Fiscal 2008 (as of June 30, 2008)	91,167	5,712	—	—
Fiscal 2007 (as of June 30, 2007)	—	N/A	—	—
Fiscal 2006 (as of June 30, 2006)	28,500	4,799	—	—
Fiscal 2005 (as of June 30, 2005)	—	N/A	—	—
Fiscal 2004 (as of June 30, 2004)	—	N/A	—	—

2015 Notes
Fiscal 2015 (as of September 30, 2014, unaudited)	$150,000	$44,923	—	—
Fiscal 2014 (as of June 30, 2014)	150,000	42,608	—	—
Fiscal 2013 (as of June 30, 2013)	150,000	28,930	—	—
Fiscal 2012 (as of June 30, 2012)	150,000	14,507	—	—
Fiscal 2011 (as of June 30, 2011)	150,000	10,140	—	—

2016 Notes
Fiscal 2015 (as of September 30, 2014, unaudited)	$167,500	$40,230	—	—
Fiscal 2014 (as of June 30, 2014)	167,500	38,157	—	—
Fiscal 2013 (as of June 30, 2013)	167,500	25,907	—	—
Fiscal 2012 (as of June 30, 2012)	167,500	12,992	—	—
Fiscal 2011 (as of June 30, 2011)	172,500	8,818	—	—

2017 Notes
Fiscal 2015 (as of September 30, 2014, unaudited)	$130,000	$51,835	—	—
Fiscal 2014 (as of June 30, 2014)	130,000	49,163	—	—
Fiscal 2013 (as of June 30, 2013)	130,000	33,381	—	—
Fiscal 2012 (as of June 30, 2012)	130,000	16,739	—	—

2018 Notes
Fiscal 2015 (as of September 30, 2014, unaudited)	$200,000	$33,693	—	—
Fiscal 2014 (as of June 30, 2014)	200,000	31,956	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	21,697	—	—

2019 Notes
Fiscal 2015 (as of September 30, 2014, unaudited)	$200,000	$33,693	—	—
Fiscal 2014 (as of June 30, 2014)	200,000	31,956	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	21,697	—	—

5.00% 2019 Notes
Fiscal 2015 (as of September 30, 2014, unaudited)	$300,000	$22,462	—	—
Fiscal 2014 (as of June 30, 2014)	300,000	21,304	—	—

Credit Facility	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
2020 Notes
Fiscal 2015 (as of September 30, 2014, unaudited)	$400,000	$16,846	—	—
Fiscal 2014 (as of June 30, 2014)	400,000	15,978	—	—

2022 Notes
Fiscal 2015 (as of September 30, 2014, unaudited)	$100,000	$67,385	—	$102,560
Fiscal 2014 (as of June 30, 2014)	100,000	63,912	—	103,920
Fiscal 2013 (as of June 30, 2013)	100,000	43,395	—	101,800
Fiscal 2012 (as of June 30, 2012)	100,000	21,761	—	99,560

2023 Notes
Fiscal 2015 (as of September 30, 2014, unaudited)	$247,950	$27,177	—	—
Fiscal 2014 (as of June 30, 2014)	247,881	25,783	—	—
Fiscal 2013 (as of June 30, 2013)	247,725	17,517	—	—

Prospect Capital InterNotes®
Fiscal 2015 (as of September 30, 2014, unaudited)	$784,305	$8,592	—	—
Fiscal 2014 (as of June 30, 2014)	785,670	8,135	—	—
Fiscal 2013 (as of June 30, 2013)	363,777	11,929	—	—
Fiscal 2012 (as of June 30, 2012)	20,638	105,442	—	—

All Senior Securities
Fiscal 2015 (as of September 30, 2014, unaudited)	$3,090,755	$2,180	—	—
Fiscal 2014 (as of June 30, 2014)	2,773,051	2,305	—	—
Fiscal 2013 (as of June 30, 2013)	1,683,002	2,578	—	—
Fiscal 2012 (as of June 30, 2012)	664,138	3,277	—	—
Fiscal 2011 (as of June 30, 2011)	406,700	3,740	—	—
____________________________________________

(1)	Total amount of each class of senior securities outstanding at the end of the year/period presented (in 000's).

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	This column is inapplicable.

(4)	This column is inapplicable, except for the 2022 Notes. The average market value per unit is presented in thousands.

RATIO OF EARNINGS TO FIXED CHARGES
For the three months ended September 30, 2014 and the years ended June 30, 2014, 2013, 2012, 2011 and 2010, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the Three Months Ended September 30, 2014	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010
Earnings to Fixed Charges(1)	2.96	3.45	3.89	5.95	7.72	3.34
_______________________________________________________________________________
For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)
Earnings include the net change in unrealized appreciation or depreciation. Net change in unrealized appreciation or depreciation can vary substantially from year to year. Excluding the net change in unrealized appreciation or depreciation, the earnings to fixed charges ratio would be 2.67 for the three months ended September 30, 2014, 3.72 for the year ended June 30, 2014, 4.91 for the year ended June 30, 2013, 6.79 for the year ended June 30, 2012, 7.29 for the year ended June 30, 2011, and 2.87 for the year ended June 30, 2010.

PLAN OF DISTRIBUTION
Under the terms of the Fourth Amended and Restated Selling Agent Agreement dated November 7, 2014, which we refer to as the "Selling Agent Agreement," the notes will be offered from time to time by us to the Purchasing Agent for subsequent resale to agents, including Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and RBC Capital Markets, LLC and other dealers who are broker-dealers and securities firms. The agents, including the Purchasing Agent, and the additional agents named from time to time pursuant to the Selling Agent Agreement, are, or will be, parties to the Selling Agent Agreement. The notes will be offered for sale in the United States only. Dealers who are members of the selling group have executed a Master Selected Dealer Agreement with the Purchasing Agent. We also may appoint additional agents to sell the notes. Any sale of the notes through those additional agents, however, will be on the same terms and conditions to which the original agents have agreed. The Purchasing Agent will purchase the notes at a discount ranging from 0.4% to 3.8% of the non-discounted price for each note sold. However, we also may sell the notes to the Purchasing Agent at a discount greater than or less than the range specified above. The discount at which we sell the notes to the Purchasing Agent will be set forth in the applicable pricing supplement. The Purchasing Agent also may sell notes to dealers at a concession not in excess of the discount it received from us. In certain cases, the Purchasing Agent and the other agents and dealers may agree that the Purchasing Agent will retain the entire discount. We will disclose any particular arrangements in the applicable pricing supplement.
Following the solicitation of orders, each of the agents, severally and not jointly, may purchase notes as principal for its own account from the Purchasing Agent. Unless otherwise set forth in the applicable pricing supplement, these notes will be purchased by the agents and resold by them to one or more investors at a fixed public offering price. After the initial public offering of notes, the public offering price (in the case of notes to be resold at a fixed public offering price), discount and concession may be changed.
We have the sole right to accept offers to purchase notes and may reject any proposed offer to purchase notes in whole or in part. Each agent also has the right, in its discretion reasonably exercised, to reject any proposed offer to purchase notes in whole or in part. We reserve the right to withdraw, cancel or modify any offer without notice. We also may change the terms, including the interest rate we will pay on the notes, at any time prior to our acceptance of an offer to purchase.
Each agent, including the Purchasing Agent, may be deemed to be an "underwriter" within the meaning of the Securities Act. We have agreed to indemnify the agents against certain liabilities, including liabilities under the Securities Act, or to contribute to any payments they may be required to make in respect of such liabilities. We also have agreed to reimburse the agents for certain expenses.
No note will have an established trading market when issued. We do not intend to apply for the listing of the notes on any securities exchange. However, we have been advised by the agents that they may purchase and sell notes in the secondary market as permitted by applicable laws and regulations. The agents are not obligated to make a market in the notes, and they may discontinue making a market in the notes at any time without notice. Neither we nor the agents can provide any assurance regarding the development, liquidity or maintenance of any trading market for any notes. All secondary trading in the notes will settle in same-day funds. See "Registration and Settlement."
In connection with certain offerings of notes, the rules of the SEC permit the Purchasing Agent to engage in transactions that may stabilize the price of the notes. The Purchasing Agent will conduct these activities for the agents. These transactions may consist of short sales, stabilizing transactions and purchases to cover positions created by short sales. A short sale is the sale by the Purchasing Agent of a greater amount of notes than the amount the Purchasing Agent has agreed to purchase in connection with a specific offering of notes. Stabilizing transactions consist of certain bids or purchases made by the Purchasing Agent to prevent or retard a decline in the price of the notes while an offering of notes is in process. In general, these purchases or bids for the notes for the purpose of stabilization or to reduce a syndicate short position could cause the price of the notes to be higher than it might otherwise be in the absence of those purchases or bids. Neither we nor the Purchasing Agent makes any representation or prediction as to the direction or magnitude of any effect that these transactions may have on the price of any notes. In addition, neither we nor the Purchasing Agent makes any representation that, once commenced, these transactions will not be discontinued without notice. The Purchasing Agent is not required to engage in these activities and may end any of these activities at any time.
Some of the agents and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us or our affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.
In addition, in the ordinary course of their business activities, the agents and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments

(including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The agents and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

LEGAL MATTERS
The legality of the notes will be passed upon for the Company by Joseph Ferraro, our General Counsel, Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden, Arps"), New York, New York, and Venable LLP, as special Maryland counsel, Baltimore, Maryland, will pass on certain matters for the Company. Troutman Sanders LLP will pass on certain matters for the agents. Skadden, Arps and Venable LLP each have from time to time acted as counsel for us and our subsidiaries and may do so in the future.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP is the independent registered public accounting firm for the Company.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the notes offered by this prospectus supplement and accompanying prospectus. The registration statement contains additional information about us and the notes being registered by this prospectus supplement and accompanying prospectus. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2013, are available free of charge by contacting us at 10 East 40th Street, 44th floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.
No dealer, salesperson or other individual has been authorized to give any information or to make any representation other than those contained in this prospectus supplement and accompanying prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by us or the Purchasing Agent or any agent. This prospectus supplement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus supplement and accompanying prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs or that information contained herein is correct as of any time subsequent to the date hereof.

F-1

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except share and per share data)

	September 30, 2014	June 30, 2014
	(Unaudited)	(Audited)
Assets
Investments at fair value:
Control investments (amortized cost of $1,721,493 and $1,719,242, respectively)	$1,659,997	$1,640,454
Affiliate investments (amortized cost of $46,659 and $31,829, respectively)	46,456	32,121
Non-control/non-affiliate investments (amortized cost of $4,590,568 and $4,620,451, respectively)	4,547,040	4,581,164
Total investments at fair value (amortized cost of $6,358,720 and $6,371,522, respectively)	6,253,493	6,253,739
Cash and cash equivalents	488,106	134,225
Receivables for:
Interest, net	20,523	21,997
Other	2,765	2,587
Prepaid expenses	2,805	2,828
Deferred financing costs	65,373	61,893
Total Assets	6,833,065	6,477,269

Liabilities
Revolving Credit Facility (Notes 4 and 8)	411,000	92,000
Convertible Notes (Notes 5 and 8)	1,247,500	1,247,500
Public Notes (Notes 6 and 8)	647,950	647,881
Prospect Capital InterNotes® (Notes 7 and 8)	784,305	785,670
Due to broker	1,787	—
Dividends payable	38,518	37,843
Due to Prospect Administration (Note 13)	2,272	2,208
Due to Prospect Capital Management (Note 13)	3,915	3
Accrued expenses	5,877	4,790
Interest payable	35,950	37,459
Other liabilities	6,232	3,733
Total Liabilities	3,185,306	2,859,087
Net Assets	$3,647,759	$3,618,182

Components of Net Assets
Common stock, par value $0.001 per share (1,000,000,000 common shares authorized; 348,504,375 and 342,626,637 issued and outstanding, respectively) (Note 9)	$349	$343
Paid-in capital in excess of par (Note 9)	3,883,527	3,814,634
Undistributed net investment income	17,966	42,086
Accumulated realized losses on investments	(148,856)	(121,098)
Unrealized depreciation on investments	(105,227)	(117,783)
Net Assets	$3,647,759	$3,618,182

Net Asset Value Per Share (Note 16)	$10.47	$10.56

See notes to consolidated financial statements.
F-2

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,
	2014	2013
Investment Income
Interest income:
Control investments	$45,128	$32,633
Affiliate investments	837	1,496
Non-control/non-affiliate investments	98,778	78,112
CLO fund securities	39,397	26,180
Total interest income	184,140	138,421
Dividend income:
Control investments	759	7,075
Affiliate investments	1,429	—
Non-control/non-affiliate investments	22	3
Money market funds	15	11
Total dividend income	2,225	7,089
Other income:
Control investments	5,663	9,221
Affiliate investments	226	2
Non-control/non-affiliate investments	9,767	6,301
Total other income (Note 10)	15,656	15,524
Total Investment Income	202,021	161,034

Operating Expenses
Investment advisory fees:
Base management fee (Note 13)	33,165	23,045
Income incentive fee (Note 13)	23,616	20,584
Total investment advisory fees	56,781	43,629
Interest and credit facility expenses	42,914	27,407
Legal fees	1,163	219
Valuation services	450	439
Audit, compliance and tax related fees	667	623
Allocation of overhead from Prospect Administration (Note 13)	2,416	3,986
Insurance expense	131	93
Directors’ fees	94	75
Excise tax	—	1,000
Other general and administrative expenses	2,942	1,226
Total Operating Expenses	107,558	78,697
Net Investment Income	94,463	82,337

Net realized (loss) gain on investments	(22,911)	3,789
Net change in unrealized appreciation (depreciation) on investments	12,556	(6,226)
Net Increase in Net Assets Resulting from Operations	$84,108	$79,900

Net increase in net assets resulting from operations per share	$0.24	$0.31
Dividends declared per share	$(0.33)	$(0.33)

See notes to consolidated financial statements.
F-3

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(in thousands, except share data)
(Unaudited)

	Three Months Ended September 30,
	2014	2013
Operations
Net investment income	$94,463	$82,337
Net realized (loss) gain on investments	(22,911)	3,789
Net change in unrealized appreciation (depreciation) on investments	12,556	(6,226)
Net Increase in Net Assets Resulting from Operations	84,108	79,900

Distributions to Shareholders
Distribution from net investment income	(114,266)	(86,676)
Distribution of return of capital	—	—
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(114,266)	(86,676)

Common Stock Transactions
Issuance of common stock, net of underwriting costs	56,305	235,830
Less: Offering costs from issuance of common stock	(210)	(793)
Value of shares issued to acquire controlled investments	—	21,006
Value of shares issued through reinvestment of dividends	3,640	3,994
Net Increase in Net Assets Resulting from Common Stock Transactions	59,735	260,037

Total Increase in Net Assets	29,577	253,261
Net assets at beginning of period	3,618,182	2,656,494
Net Assets at End of Period	$3,647,759	$2,909,755

Common Stock Activity
Shares sold	5,536,780	21,293,338
Shares issued to acquire controlled investments	—	1,918,342
Shares issued through reinvestment of dividends	340,958	355,644
Total shares issued due to common stock activity	5,877,738	23,567,324
Shares issued and outstanding at beginning of period	342,626,637	247,836,965
Shares Issued and Outstanding at End of Period	348,504,375	271,404,289

See notes to consolidated financial statements.
F-4

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except share data)
(Unaudited)

	Three Months Ended September 30,
	2014	2013
Operating Activities
Net increase in net assets resulting from operations	$84,108	$79,900
Net realized loss (gain) on investments	22,911	(3,789)
Net change in unrealized (appreciation) depreciation on investments	(12,556)	6,226
Amortization of discounts and premiums, net	13,952	9,954
Accretion of discount on Public Notes (Note 6)	69	36
Amortization of deferred financing costs	3,829	2,435
Payment-in-kind interest	(5,887)	(4,581)
Structuring fees	(10,515)	(8,660)
Change in operating assets and liabilities:
Payments for purchases of investments	(870,803)	(522,595)
Proceeds from sale of investments and collection of investment principal	863,144	164,167
Decrease in interest receivable, net	1,474	1,393
(Increase) decrease in other receivables	(178)	2,402
Decrease in prepaid expenses	23	158
Increase in due to broker	1,787	44,074
Increase (decrease) in due to Prospect Administration	64	(1,311)
Increase (decrease) in due to Prospect Capital Management	3,912	(3,590)
Increase in accrued expenses	1,087	655
Decrease in interest payable	(1,509)	(5,697)
Increase in other liabilities	2,499	2,108
Net Cash Used in Operating Activities	97,411	(236,715)

Financing Activities
Borrowings under Revolving Credit Facility (Note 4)	547,000	96,000
Principal payments under Revolving Credit Facility (Note 4)	(228,000)	(151,000)
Issuance of Prospect Capital InterNotes® (Note 7)	—	98,255
Redemptions of Prospect Capital InterNotes® (Note 7)	(1,365)	(55)
Financing costs paid and deferred	(7,309)	(2,300)
Proceeds from issuance of common stock, net of underwriting costs	56,305	235,830
Offering costs from issuance of common stock	(210)	(793)
Dividends paid	(109,951)	(80,064)
Net Cash Provided by Financing Activities	256,470	195,873

Total Increase (Decrease) in Cash and Cash Equivalents	353,881	(40,842)
Cash and cash equivalents at beginning of period	134,225	203,236
Cash and Cash Equivalents at End of Period	$488,106	$162,394

Supplemental Disclosures
Cash paid for interest	$40,524	$30,165

Non-Cash Financing Activities
Value of shares issued through reinvestment of dividends	$3,640	$3,994
Value of shares issued to acquire controlled investments	$—	$21,006

See notes to consolidated financial statements.
F-5

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS
(in thousands, except share data)

			September 30, 2014 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(44)

American Property REIT Corp.(32)	Various / Real Estate	Senior Term Loan (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)	$169,511	$169,511	$169,511	4.6%
		Common Stock (272,116 shares)		35,006	28,178	0.8%
				204,517	197,689	5.4%
Arctic Energy Services, LLC(30)	Wyoming / Oil & Gas Production	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 5/5/2019)(3)(4)	31,640	31,640	31,640	0.9%
		Senior Subordinated Term Loan (14.00% (LIBOR + 11.00% with 3.00% LIBOR floor), due 5/5/2019)(3)(4)	20,230	20,230	20,230	0.5%
		Class A Units (700 units)		9,006	9,505	0.3%
				60,876	61,375	1.7%
ARRM Services, Inc.(42)	South Carolina / Manufacturing	Senior Secured Note to Ajax Rolled Ring & Machine, LLC (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/30/2018)(4)	19,337	19,337	19,337	0.5%
		Series B Preferred Stock (25,000 shares)		21,156	9,399	0.3%
		Series A Convertible Preferred Stock (6,142.60 shares)		6,057	—	—%
		Common Stock (6.00 shares)		—	—	—%
				46,550	28,736	0.8%
CCPI Inc.(33)	Ohio / Manufacturing	Senior Secured Term Loan A (10.00%, due 12/31/2017)(3)	17,100	17,100	17,100	0.5%
		Senior Secured Term Loan B (12.00% plus 7.00% PIK, due 12/31/2017)	8,390	8,390	8,390	0.2%
		Common Stock (14,857 shares)		8,553	7,143	0.2%
				34,043	32,633	0.9%
Change Clean Energy Company, LLC(8)	Maine / Energy	Membership Interest (100%)		—	—	—%
				—	—	—%
Coalbed, LLC(12)	Tennessee / Oil & Gas Production	Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, past due)(6)	8,771	5,991	—	—%
		Membership Interest (100%)		—	—	—%
				5,991	—	—%
CP Energy Services Inc.(38)	Oklahoma / Oil & Gas Production	Senior Secured Term Loan A to CP Well Testing, LLC (7.00% (LIBOR + 5.00% with 2.00% LIBOR floor), due 4/1/2019)(4)	11,035	11,035	11,035	0.3%
		Senior Secured Term Loan B to CP Well Testing, LLC (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor) plus 7.50% PIK, due 4/1/2019)(4)	72,238	72,238	72,238	2.0%
		Second Lien Term Loan to CP Well Testing, LLC (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor) plus 9.00% PIK, due 4/1/2019)(4)	15,000	15,000	15,000	0.4%
		Common Stock (2,924 shares)		15,227	30,913	0.8%
				113,500	129,186	3.5%
Credit Central Loan Company, LLC(22)(34)	Ohio / Consumer Finance	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/26/2019)	36,333	36,333	36,333	1.0%
		Class A Shares (7,500,000 shares)		11,632	10,548	0.3%
				47,965	46,881	1.3%
Echelon Aviation LLC	New York / Aerospace & Defense	Senior Secured Revolving Credit Facility – $150,000 Commitment (11.75% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)(4)(25)	40,808	40,808	40,808	1.1%
		Class A Shares (11,335,318 shares)		19,907	10,896	0.3%
				60,715	51,704	1.4%

See notes to consolidated financial statements.
F-6

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			September 30, 2014 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(44)

First Tower Finance Company LLC(22)(29)	Mississippi / Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 7.00% PIK, due 6/24/2019)	$251,246	$251,246	$251,246	6.9%
		Class A Shares (83,729,323 shares)		64,544	73,729	2.0%
				315,790	324,975	8.9%
Freedom Marine Solutions, LLC(8)	Louisiana / Energy	Senior Secured Note to Vessel Company, LLC (18.00%, due 12/12/2016)	3,500	3,500	3,500	0.1%
		Senior Secured Note to Vessel Company II, LLC (13.00%, due 11/25/2018)	13,000	12,504	12,504	0.3%
		Senior Secured Note to Vessel Company III, LLC (13.00%, due 12/3/2018)	16,000	16,000	16,000	0.4%
		Membership Interest (100%)		7,807	2,905	0.1%
				39,811	34,909	0.9%
Gulf Coast Machine & Supply Company	Texas / Manufacturing	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 10/12/2017)(4)	19,500	19,500	13,674	0.4%
		Series A Convertible Preferred Stock (99,900 shares)		25,950	—	—%
				45,450	13,674	0.4%
Harbortouch Payments, LLC(43)	Pennsylvania / Business Services	Senior Secured Term Loan A (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor), due 9/30/2017)(4)	130,589	130,589	130,589	3.6%
		Senior Secured Term Loan B (5.50% (LIBOR + 4.00% with 1.50% LIBOR floor) plus 5.50% PIK, due 3/31/2018)(4)	137,226	137,226	137,226	3.8%
		Senior Secured Term Loan C (13.00% (LIBOR + 9.00% with 4.00% LIBOR floor), due 9/29/2018)(4)	26,431	26,431	26,431	0.7%
		Class A Shares (535 shares)		7,489	24,005	0.6%
				301,735	318,251	8.7%
The Healing Staff, Inc.(9)	North Carolina / Contracting	Secured Promissory Notes to The Healing Staff, Inc. and Vets Securing America, Inc. (15.00%, in non-accrual status effective 12/22/2010, past due)	1,688	1,687	—	—%
		Senior Demand Note to The Healing Staff, Inc. (15.00%, in non-accrual status effective 11/1/2010, past due)	1,170	1,170	—	—%
		Common Stock of The Healing Staff, Inc. (1,000 shares)		—	—	—%
		Common Stock of Vets Securing America, Inc. (1 share)		975	—	—%
				3,832	—	—%
Manx Energy, Inc.(6)(12)	Kansas / Oil & Gas Production	Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, past due)	50	50	—	—%
		Series A-1 Preferred Stock (6,635 shares)		—	—	—%
		Common Stock (17,082 shares)		—	—	—%
				50	—	—%
MITY, Inc.(17)	Utah / Durable Consumer Products	Revolving Line of Credit – $7,500 Commitment (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 12/23/2014)(4)(25)	500	500	500	—%
		Senior Secured Note A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 3/19/2019)(3)(4)	18,250	18,250	18,250	0.5%
		Senior Secured Note B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 3/19/2019)(4)	15,769	15,769	15,769	0.4%
		Subordinated Unsecured Note to Broda Enterprises ULC (10.00%, due on demand)	6,593	6,593	6,593	0.2%
		Common Stock (42,053 shares)		7,456	11,415	0.3%
				48,568	52,527	1.4%

See notes to consolidated financial statements.
F-7

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			September 30, 2014 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(44)

National Property REIT Corp.(40)	Various / Real Estate	Senior Term Loan (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)	$138,367	$138,367	$138,367	3.8%
		Common Stock (84,567 shares)		26,913	28,463	0.8%
				165,280	166,830	4.6%
Nationwide Acceptance LLC(22)(36)	Illinois / Consumer Finance	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/18/2019)	14,820	14,820	14,820	0.4%
		Class A Shares (24,029,326 shares)		12,248	13,012	0.4%
				27,068	27,832	0.8%
NMMB, Inc.(24)	New York / Media	Senior Secured Note (14.00%, due 5/6/2016)	3,714	3,714	1,864	0.1%
		Senior Secured Note to Armed Forces Communications, Inc. (14.00%, due 5/6/2016)	7,000	7,000	3,514	0.1%
		Series A Preferred Stock (7,200 shares)		12,486	—	—%
				23,200	5,378	0.2%
R-V Industries, Inc.	Pennsylvania / Manufacturing	Senior Subordinated Note (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/12/2018)(3)(4)	30,411	30,411	30,411	0.8%
		Common Stock (545,107 shares)		5,087	18,876	0.5%
		Warrant (to purchase 200,000 shares of Common Stock, expires 6/30/2017)		1,682	6,926	0.2%
				37,180	56,213	1.5%
United Property REIT Corp.(41)	Various / Real Estate	Senior Term Loan (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)	66,704	66,704	66,704	1.8%
		Common Stock (70,689 shares)		13,421	12,930	0.4%
				80,125	79,634	2.2%
Valley Electric Company, Inc.(35)	Washington / Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2017)(3)(4)	10,146	10,146	10,146	0.3%
		Senior Secured Note (10.00% plus 8.50% PIK, due 12/31/2018)	20,935	20,935	19,285	0.5%
		Common Stock (50,000 shares)		26,205	—	—%
				57,286	29,431	0.8%
Wolf Energy, LLC(12)	Kansas / Oil & Gas Production	Senior Secured Promissory Note secured by assets formerly owned by H&M (18.00%, in non-accrual status effective 4/15/2013, due 4/15/2018)(37)	26,966	—	2,110	0.1%
		Membership Interest (100%)		512	—	—%
		Net Profits Interest (8% of Equity Distributions)(7)		—	29	—%
				512	2,139	0.1%
Yatesville Coal Company, LLC(8)	Kentucky / Energy	Senior Secured Note (in non-accrual status effective 1/1/2009)	1,449	1,449	—	—%
		Membership Interest (100%)		—	—	—%
				1,449	—	—%
Total Control Investments				$1,721,493	$1,659,997	45.5%

Affiliate Investments (5.00% to 24.99% voting control)(45)

BNN Holdings Corp.	Michigan / Healthcare	Senior Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 8/29/2019)(3)(4)	21,835	21,835	21,835	0.6%
		Senior Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor), due 8/29/2019)(3)(4)	21,945	21,945	21,945	0.6%
		Series A Preferred Stock (9,925.455 shares)(13)		2,879	2,676	0.1%
		Series B Preferred Stock (1,753.636 shares)(13)		—	—	—%
				46,659	46,456	1.3%
Total Affiliate Investments				$46,659	$46,456	1.3%

See notes to consolidated financial statements.
F-8

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			September 30, 2014 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Aderant North America, Inc.(16)	Georgia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 6/20/2019)(4)	$7,000	$6,917	$7,000	0.2%
				6,917	7,000	0.2%
AFI Shareholder, LLC (f/k/a Aircraft Fasteners International, LLC)	California / Machinery	Class A Units (32,500 units)		396	498	—%
				396	498	—%
Airmall Inc.(27)	Pennsylvania / Property Management	Escrow Receivable		5,881	3,601	0.1%
				5,881	3,601	0.1%
ALG USA Holdings, LLC(16)	Pennsylvania / Hotels, Restaurants & Leisure	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 2/28/2020)(4)	12,000	11,799	12,000	0.3%
				11,799	12,000	0.3%
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		5	—	—%
				5	—	—%
American Broadband Holding Company and Cameron Holdings of NC, Inc.	North Carolina / Telecommunication Services	Senior Secured Term Loan B (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(3)(4)	74,654	74,654	74,654	2.0%
				74,654	74,654	2.0%
American Gilsonite Company	Utah / Metal Services & Minerals	Second Lien Term Loan (11.50%, due 9/1/2017)	38,500	38,500	38,500	1.1%
		Membership Interest (99.9999%)(15)		—	4,018	0.1%
				38,500	42,518	1.2%
Apidos CLO IX(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 17.90%)(11)	20,525	18,324	19,659	0.5%
				18,324	19,659	0.5%
Apidos CLO XI(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 14.79%)(11)	38,340	33,440	36,790	1.0%
				33,440	36,790	1.0%
Apidos CLO XII(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 16.16%)(11)	44,063	40,964	42,344	1.2%
				40,964	42,344	1.2%
Apidos CLO XV(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 14.43%)(11)	36,515	36,403	36,496	1.0%
				36,403	36,496	1.0%
Arctic Glacier U.S.A., Inc.	Minnesota / Food Products	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 11/10/2019)(3)(4)	150,000	150,000	150,000	4.1%
				150,000	150,000	4.1%
Ark-La-Tex Wireline Services, LLC	Louisiana / Oil and Gas Production	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 4/8/2019)(4)	26,831	26,831	26,831	0.7%
		Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 4/8/2019)(4)	26,831	26,831	26,831	0.7%
		Delayed Draw Term Loan – $5,000 Commitment (due 4/8/2019)(25)	—	—	—	—%
				53,662	53,662	1.4%

See notes to consolidated financial statements.
F-9

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			September 30, 2014 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Armor Holding II LLC(16)	New York / Diversified Financial Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)(3)(4)	$7,000	$6,878	$6,878	0.2%
				6,878	6,878	0.2%
Atlantis Health Care Group (Puerto Rico), Inc.	Puerto Rico / Healthcare	Revolving Line of Credit – $4,000 Commitment (13.00% (LIBOR + 11.00% with 2.00% LIBOR floor), due 8/21/2015)(4)(25)(26)	2,350	2,350	2,350	0.1%
		Senior Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2018)(3)(4)	38,858	38,858	34,128	0.9%
				41,208	36,478	1.0%
Babson CLO Ltd. 2011-I(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 5.76%)(11)	35,000	34,541	31,433	0.9%
				34,541	31,433	0.9%
Babson CLO Ltd. 2012-I(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 13.60%)(11)	29,075	22,950	25,167	0.7%
				22,950	25,167	0.7%
Babson CLO Ltd. 2012-II(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 11.71%)(11)	27,850	26,329	27,113	0.7%
				26,329	27,113	0.7%
Blue Coat Systems, Inc.(16)	Massachusetts / Software & Computer Services	Second Lien Term Loan (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 6/28/2020)(3)(4)	11,000	10,905	11,000	0.3%
				10,905	11,000	0.3%
Broder Bros., Co.	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Notes (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 4/8/2019)(3)(4)	256,275	256,275	256,275	7.0%
				256,275	256,275	7.0%
Brookside Mill CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 19.56%)(11)	26,000	22,677	25,139	0.7%
				22,677	25,139	0.7%
Caleel + Hayden, LLC(14)(31)	Colorado / Personal & Nondurable Consumer Products	Membership Interest		—	183	—%
				—	183	—%
Cent CLO 17 Limited(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 10.40%)(11)	24,870	21,569	23,720	0.7%
				21,569	23,720	0.7%
Cent CLO 20 Limited(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 10.90%)(11)	40,275	38,140	39,310	1.1%
				38,140	39,310	1.1%
Cent CLO 21 Limited(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 15.07%)(11)	48,528	47,070	46,287	1.3%
				47,070	46,287	1.3%
CIFC Funding 2011-I, Ltd.(22)	Cayman Islands / Diversified Financial Services	Class D Senior Secured Notes (5.32% (LIBOR + 5.00%, due 1/19/2023)(4)	19,000	15,377	18,048	0.5%
		Class E Subordinated Notes (7.32% (LIBOR + 7.00%, due 1/19/2023)(4)	15,400	12,862	15,171	0.4%
				28,239	33,219	0.9%

See notes to consolidated financial statements.
F-10

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			September 30, 2014 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

CIFC Funding 2013-III, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 13.96%)(11)	$44,100	$38,415	$42,745	1.2%
				38,415	42,745	1.2%
CIFC Funding 2013-IV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 12.66%)(11)	45,500	39,150	40,625	1.1%
				39,150	40,625	1.1%
CIFC Funding 2014-IV Investor, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest, current yield 13.98%)(11)	41,500	39,505	39,222	1.1%
				39,505	39,222	1.1%
Cinedigm DC Holdings, LLC	New York / Software & Computer Services	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)(4)	68,975	68,925	68,975	1.9%
				68,925	68,975	1.9%
The Copernicus Group, Inc.	North Carolina / Healthcare	Escrow Receivable		—	117	—%
				—	117	—%
Coverall North America, Inc.	Florida / Commercial Services	Senior Secured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor), due 12/17/2017)(3)(4)	50,888	50,888	50,888	1.4%
				50,888	50,888	1.4%
Crosman Corporation	New York / Manufacturing	Second Lien Term Loan (12.00% (LIBOR + 10.50% with 1.50% LIBOR floor), due 12/30/2019)(3)(4)	40,000	40,000	39,245	1.1%
				40,000	39,245	1.1%
CRT MIDCO, LLC	Wisconsin / Media	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2017)(3)(4)	47,129	47,129	47,129	1.3%
				47,129	47,129	1.3%
Deltek, Inc.(16)	Virginia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 10/10/2019)(3)(4)	12,000	11,857	12,000	0.3%
				11,857	12,000	0.3%
Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15% of Equity Distributions)		—	—	—%
				—	—	—%
Edmentum, Inc.(16)	Minnesota / Consumer Services	Second Lien Term Loan (11.25% (LIBOR + 9.75% with 1.50% LIBOR floor), due 5/17/2019)(3)(4)	50,000	48,499	50,000	1.4%
				48,499	50,000	1.4%
Empire Today, LLC	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)	15,700	15,443	15,700	0.4%
				15,443	15,700	0.4%
Fischbein, LLC	North Carolina / Machinery	Escrow Receivable		—	118	—%
				—	118	—%
Fleetwash, Inc.	New Jersey / Business Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 4/30/2019)(4)	24,875	24,875	24,875	0.7%
		Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 4/30/2019)(4)	25,000	25,000	25,000	0.7%
		Delayed Draw Term Loan – $15,000 Commitment (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 4/30/2019)(4)(25)	—	—	—	—%
				49,875	49,875	1.4%

See notes to consolidated financial statements.
F-11

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			September 30, 2014 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Focus Brands, Inc.(16)	Georgia / Consumer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)(4)	$18,000	$17,787	$18,000	0.5%
				17,787	18,000	0.5%
Focus Products Group International, LLC	Illinois / Durable Consumer Products	Senior Secured Term Loan (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 1/20/2017)(3)(4)	20,021	20,021	17,805	0.5%
		Common Stock (5,638 shares)		27	—	—%
				20,048	17,805	0.5%
Galaxy XII CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 13.50%)(11)	22,000	19,238	20,427	0.6%
				19,238	20,427	0.6%
Galaxy XV CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 14.80%)(11)	35,025	29,152	31,835	0.9%
				29,152	31,835	0.9%
Galaxy XVI CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 13.06%)(11)	22,575	20,407	20,818	0.6%
				20,407	20,818	0.6%
Galaxy XVII CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 14.76%)(11)	39,905	38,194	36,485	1.0%
				38,194	36,485	1.0%
Global Employment Solutions, Inc.	Colorado / Business Services	Senior Secured Term Loan (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 3/25/2019)(3)(4)	28,429	28,429	28,429	0.8%
				28,429	28,429	0.8%
Grocery Outlet, Inc.(16)	California / Retail	Second Lien Term Loan (11.50% (PRIME + 8.25% with 3.25% PRIME floor), due 6/17/2019)(4)	14,457	14,179	14,746	0.4%
				14,179	14,746	0.4%
GTP Operations, LLC(10)	Texas / Software & Computer Services	Senior Secured Term Loan (10.00% (LIBOR + 5.00% with 5.00% LIBOR floor), due 12/11/2018)(3)(4)	112,258	112,258	112,258	3.1%
				112,258	112,258	3.1%
Halcyon Loan Advisors Funding 2012-1 Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 24.62%)(11)	23,188	20,376	22,889	0.6%
				20,376	22,889	0.6%
Halcyon Loan Advisors Funding 2013-1 Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 18.47%)(11)	40,400	37,466	41,136	1.1%
				37,466	41,136	1.1%
Halcyon Loan Advisors Funding 2014-1 Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 14.45%)(11)	24,500	23,685	23,025	0.6%
				23,685	23,025	0.6%
Halcyon Loan Advisors Funding 2014-2 Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 16.07%)(11)	41,164	39,174	38,900	1.1%
				39,174	38,900	1.1%
Harley Marine Services, Inc.(16)	Washington / Transportation	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 12/20/2019)(3)(4)	9,000	8,832	8,832	0.2%
				8,832	8,832	0.2%
ICON Health & Fitness, Inc.	Utah / Durable Consumer Products	Senior Secured Note (11.875%, due 10/15/2016)	21,850	21,986	21,850	0.6%
				21,986	21,850	0.6%

See notes to consolidated financial statements.
F-12

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			September 30, 2014 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

ICV-CSI Holdings, LLC	New York / Transportation	Membership Units (1.6 units)		$1,639	$1,789	—%
				1,639	1,789	—%
IDQ Holdings, Inc.	Texas / Automobile	Senior Secured Note (11.50%, due 4/1/2017)	$12,500	12,356	12,500	0.3%
				12,356	12,500	0.3%
Ikaria, Inc.(16)	New Jersey / Healthcare	Second Lien Term Loan (8.75% (LIBOR + 7.75% with 1.00% LIBOR floor), due 2/12/2022)(4)	25,000	24,443	25,000	0.7%
				24,443	25,000	0.7%
Instant Web, LLC	Minnesota / Media	Senior Secured Term Loan A (5.50% (LIBOR + 4.50% with 1.00% LIBOR floor), due 3/28/2019)(4)	125,929	125,929	125,929	3.5%
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/28/2019)(3)(4)	128,000	128,000	128,000	3.5%
		Senior Secured Term Loan C (12.75% (LIBOR + 11.75% with 1.00% LIBOR floor), due 3/28/2019)(4)	12,500	12,500	12,500	0.3%
				266,429	266,429	7.3%
InterDent, Inc.	California / Healthcare	Senior Secured Term Loan A (7.25% (LIBOR + 5.75% with 1.50% LIBOR floor), due 8/3/2017)(4)	62,881	62,881	62,881	1.7%
		Senior Secured Term Loan B (12.25% (LIBOR + 9.25% with 3.00% LIBOR floor), due 8/3/2017)(3)(4)	67,625	67,625	67,625	1.9%
				130,506	130,506	3.6%
JAC Holding Corporation(16)	Michigan / Transportation	Senior Secured Note (11.50%, due 10/1/2019)	3,000	3,000	3,000	0.1%
				3,000	3,000	0.1%
JHH Holdings, Inc.	Texas / Healthcare	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor) plus 0.50% PIK, due 3/30/2019)(3)(4)	35,164	35,164	35,164	1.0%
				35,164	35,164	1.0%
LaserShip, Inc.	Virginia / Transportation	Revolving Line of Credit – $5,000 Commitment (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2014)(4)(25)	—	—	—	—%
		Senior Secured Term Loan A (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 3/18/2019)(3)(4)	36,094	36,094	36,094	1.0%
		Senior Secured Term Loan B (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 3/18/2019)(3)(4)	22,111	22,111	22,111	0.6%
		Delayed Draw Term Loan – $6,000 Commitment (2.00%, due 12/31/2015)(4)(25)	—	—	—	—%
				58,205	58,205	1.6%
LCM XIV Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest, current yield 15.39%)(11)	26,500	24,393	24,699	0.7%
				24,393	24,699	0.7%
LHC Holdings Corp.	Florida / Healthcare	Revolving Line of Credit – $750 Commitment (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 5/31/2015)(4)(25)(26)	—	—	—	—%
		Senior Subordinated Debt (10.50%, due 5/31/2015)(3)	1,565	1,565	1,565	—%
		Membership Interest (125 units)		216	230	—%
				1,781	1,795	—%
Madison Park Funding IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 13.58%)(11)	31,110	24,271	27,127	0.7%
				24,271	27,127	0.7%

See notes to consolidated financial statements.
F-13

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			September 30, 2014 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Matrixx Initiatives, Inc.	New Jersey / Pharmaceuticals	Senior Secured Term Loan A (7.50% (LIBOR + 6.00% with 1.50% LIBOR floor) plus 2.00% PIK, due 8/9/2018)(3)(4)	$37,233	$37,233	$36,141	1.0%
		Senior Secured Term Loan B (12.50% (LIBOR + 11.00% with 1.50% LIBOR floor) plus 2.00% PIK, due 8/9/2018)(3)(4)	40,155	40,155	39,033	1.1%
				77,388	75,174	2.1%
Maverick Healthcare Equity, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		1,252	682	—%
		Class A Common Units (1,250,000 units)		—	—	—%
				1,252	682	—%
Mountain View CLO 2013-I Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 15.98%)(11)	43,650	39,935	43,468	1.2%
				39,935	43,468	1.2%
NCP Finance Limited Partnership(16)(22)(23)	Ohio / Consumer Finance	Subordinated Secured Term Loan (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(3)(4)	13,694	13,457	13,694	0.4%
				13,457	13,694	0.4%
New Century Transportation, Inc.	New Jersey / Transportation	Senior Subordinated Term Loan (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 4/1/2014, due 2/3/2018)(4)	44,000	44,000	—	—%
				44,000	—	—%
Nixon, Inc.(16)	California / Durable Consumer Products	Senior Secured Term Loan (8.75% plus 2.75% PIK, due 4/16/2018)	13,638	13,434	13,434	0.4%
				13,434	13,434	0.4%
NRG Manufacturing, Inc.	Texas / Manufacturing	Escrow Receivable		—	1,128	—%
				—	1,128	—%
Octagon Investment Partners XV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest, current yield 20.50%)(11)	26,901	24,071	26,616	0.7%
				24,071	26,616	0.7%
Onyx Payments	Texas / Diversified Financial Services	Revolving Line of Credit – $5,000 Commitment (9.00% (LIBOR + 7.75% with 1.25% LIBOR floor), due 9/10/2015)(4)(25)	—	—	—	—%
		Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 9/10/2019)(4)	39,950	39,950	39,950	1.1%
		Senior Secured Term Loan B (13.50% (LIBOR + 12.50% with 1.00% LIBOR floor), due 9/10/2019)(4)	41,778	41,778	41,778	1.1%
				81,728	81,728	2.2%
Pacific World Corporation	California / Personal & Nondurable Consumer Products	Revolving Line of Credit – $15,000 Commitment (8.00% (LIBOR + 7.00% with 1.00% LIBOR floor), due 9/26/2020)(4)(25)	2,500	2,500	2,500	0.1%
		Senior Secured Term Loan (8.00% (LIBOR + 7.00% with 1.00% LIBOR floor), due 9/26/2020)(4)	200,000	200,000	200,000	5.5%
				202,500	202,500	5.6%
Pelican Products, Inc.(16)	California / Durable Consumer Products	Second Lien Term Loan (9.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 4/9/2021)(4)	17,500	17,482	17,500	0.5%
				17,482	17,500	0.5%
Photonis Technologies SAS(16)(22)	France / Aerospace & Defense	First Lien Term Loan (8.50% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(4)	10,421	10,157	10,157	0.3%
				10,157	10,157	0.3%
Pinnacle (US) Acquisition Co. Limited(16)	Texas / Software & Computer Services	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)(4)	7,037	6,875	7,037	0.2%
				6,875	7,037	0.2%

See notes to consolidated financial statements.
F-14

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			September 30, 2014 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

PrimeSport, Inc.	Georgia / Hotels, Restaurants & Leisure	Revolving Line of Credit – $15,000 Commitment (10.00% (LIBOR + 9.50% with 0.50% LIBOR floor), due 12/23/2014)(4)(25)	$6,000	$6,000	$6,000	0.2%
		Senior Secured Term Loan A (7.50% (LIBOR + 6.50% with 1.00% LIBOR floor), due 12/23/2019)(3)(4)	64,145	64,145	64,145	1.8%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor) plus 1.00% PIK, due 12/23/2019)(3)(4)	64,912	64,912	64,912	1.8%
				135,057	135,057	3.8%
Prince Mineral Holding Corp.	New York / Metal Services & Minerals	Senior Secured Term Loan (11.50%, due 12/15/2019)	10,000	9,905	10,000	0.3%
				9,905	10,000	0.3%
Progrexion Holdings, Inc.(28)	Utah / Consumer Services	Second Lien Term Loan (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/29/2021)(4)	144,000	144,000	144,000	3.9%
				144,000	144,000	3.9%
Rocket Software, Inc.(16)	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)(3)(4)	20,000	19,768	20,000	0.5%
				19,768	20,000	0.5%
Royal Adhesives & Sealants, LLC(16)	Indiana / Chemicals	Second Lien Term Loan (9.75% (LIBOR + 8.50% with 1.25% LIBOR floor), due 1/31/2019)(4)	20,000	19,663	20,000	0.5%
				19,663	20,000	0.5%
Ryan, LLC	Texas / Business Services	Subordinated Unsecured Notes (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 3.00% PIK, due 6/30/2018)(4)	71,072	71,072	71,072	1.9%
				71,072	71,072	1.9%
Sandow Media, LLC	Florida / Media	Senior Secured Term Loan (12.00%, due 5/8/2018)(3)	25,018	25,018	23,759	0.7%
				25,018	23,759	0.7%
Small Business Whole Loan Portfolio(19)	New York / Diversified Financial Services	291 small business loans issued by Direct Capital Corporation	6,188	6,188	7,384	0.2%
		211 small business loans issued by OnDeck Capital, Inc.	5,572	5,572	5,155	0.1%
				11,760	12,539	0.3%
Spartan Energy Services, Inc.	Louisiana / Energy	Senior Secured Term Loan (10.50% (LIBOR + 9.00% with 1.50% LIBOR floor), due 12/28/2017)(3)(4)	35,402	35,402	35,402	1.0%
				35,402	35,402	1.0%
Speedy Group Holdings Corp.(22)	Canada / Consumer Finance	Senior Unsecured Notes (12.00%, due 11/15/2017)	15,000	15,000	15,000	0.4%
				15,000	15,000	0.4%
Sport Helmets Holdings, LLC(14)	New York / Personal & Nondurable Consumer Products	Escrow Receivable		—	130	—%
				—	130	—%
Stauber Performance Ingredients, Inc.	California / Food Products	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 1/21/2016)(3)(4)	12,488	12,488	12,488	0.3%
		Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 5/21/2017)(3)(4)	9,844	9,844	9,844	0.3%
				22,332	22,332	0.6%

See notes to consolidated financial statements.
F-15

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			September 30, 2014 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility – $50,300 Commitment (12.25% (LIBOR + 10.75% with 1.50% LIBOR floor) plus 3.75% PIK, in non-accrual status effective 12/1/2011, due 12/1/2015)(4)(25)	$36,429	$32,710	$—	—%
		Overriding Royalty Interests(18)		—	—	—%
				32,710	—	—%
Sudbury Mill CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 15.79%)(11)	28,200	23,409	26,354	0.7%
				23,409	26,354	0.7%
Symphony CLO IX Ltd.(22)	Cayman Islands / Diversified Financial Services	Preference Shares (Residual Interest, current yield 18.83%)(11)	45,500	37,211	43,520	1.2%
				37,211	43,520	1.2%
Symphony CLO XIV Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 10.08%)(11)	49,250	50,399	47,723	1.3%
				50,399	47,723	1.3%
System One Holdings, LLC	Pennsylvania / Business Services	Senior Secured Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2018)(3)(4)	44,646	44,646	44,646	1.2%
				44,646	44,646	1.2%
Targus Group International, Inc.(16)	California / Durable Consumer Products	First Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor) plus 1.0% PIK, due 5/24/2016)(3)(4)	21,680	21,491	19,591	0.5%
				21,491	19,591	0.5%
TB Corp.	Texas / Hotels, Restaurants & Leisure	Senior Subordinated Note (12.00% plus 1.50% PIK, due 12/19/2018)(3)	23,628	23,628	23,628	0.6%
				23,628	23,628	0.6%
Therakos, Inc.(16)	New Jersey / Healthcare	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor), due 6/27/2018)(4)	13,000	12,773	13,000	0.4%
				12,773	13,000	0.4%
Tolt Solutions, Inc.	South Carolina / Business Services	Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), due 3/7/2019)(3)(4)	48,460	48,460	48,460	1.3%
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/7/2019)(3)(4)	48,900	48,900	48,900	1.3%
				97,360	97,360	2.6%
Traeger Pellet Grills LLC	Oregon / Durable Consumer Products	Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2018)(3)(4)	29,100	29,100	29,100	0.8%
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2018)(3)(4)	29,700	29,700	29,700	0.8%
				58,800	58,800	1.6%
Transaction Network Services, Inc.(16)	Virginia / Telecommunication Services	Second Lien Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 8/14/2020)(4)	5,000	4,976	5,000	0.1%
				4,976	5,000	0.1%
Trinity Services Group, Inc.	Florida / Food Products	Revolving Line of Credit – $10,000 Commitment (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 2/13/2015)(4)(25)	—	—	—	—%
		Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 8/13/2019)(4)	100,000	100,000	100,000	2.7%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor), due 8/13/2019)(4)	100,000	100,000	100,000	2.7%
				200,000	200,000	5.4%

See notes to consolidated financial statements.
F-16

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			September 30, 2014 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

United Sporting Companies, Inc.(5)	South Carolina / Durable Consumer Products	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor), due 5/16/2018)(3)(4)	$160,000	$160,000	$160,000	4.4%
				160,000	160,000	4.4%
United States Environmental Services, LLC	Texas / Commercial Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 3/31/2019)(3)(4)	23,700	23,700	21,748	0.6%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor), due 3/31/2019)(3)(4)	36,000	36,000	31,338	0.9%
				59,700	53,086	1.5%
Venio LLC	Pennsylvania / Business Services	Second Lien Term Loan (12.00% (LIBOR + 9.50% with 2.50% LIBOR floor), due 2/19/2020)(3)(4)	17,000	17,000	16,487	0.5%
				17,000	16,487	0.5%
Voya CLO 2012-2, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest, current yield 14.35%)(11)	38,070	30,526	35,342	1.0%
				30,526	35,342	1.0%
Voya CLO 2012-3, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest, current yield 13.03%)(11)	46,632	38,504	43,523	1.2%
				38,504	43,523	1.2%
Voya CLO 2012-4, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest, current yield 15.41%)(11)	40,613	34,230	39,141	1.1%
				34,230	39,141	1.1%
Voya CLO 2014-1, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 12.87%)(11)	32,383	33,101	32,250	0.9%
				33,101	32,250	0.9%
Washington Mill CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 13.80%)(11)	22,600	21,984	21,954	0.6%
				21,984	21,954	0.6%
Water Pik, Inc.(16)	Colorado / Personal & Nondurable Consumer Products	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 1/8/2021)(4)	9,726	9,341	9,355	0.3%
				9,341	9,355	0.3%
Wheel Pros, LLC	Colorado / Business Services	Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)(4)	12,000	12,000	12,000	0.3%
		Delayed Draw Term Loan – $3,000 Commitment (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 12/30/2015)(4)(25)	—	—	—	—%
				12,000	12,000	0.3%
Wind River Resources Corporation(39)	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal and 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)(4)	15,000	14,650	—	—%
		Net Profits Interest (5% of Equity Distributions)(7)		—	—	—%
				14,650	—	—%
Total Non-Control/Non-Affiliate Investments (Level 3)				$4,590,505	$4,546,881	124.6%

Total Level 3 Portfolio Investments				$6,358,657	$6,253,334	171.4%

See notes to consolidated financial statements.
F-17

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

September 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 1 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)	$63	$159	—%
			63	159	—%
Total Non-Control/Non-Affiliate Investments (Level 1)			$63	$159	—%

Total Non-Control/Non-Affiliate Investments			$4,590,568	$4,547,040	124.6%

Total Portfolio Investments			$6,358,720	$6,253,493	171.4%

See notes to consolidated financial statements.
F-18

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(46)

AMU Holdings Inc.(27)	Pennsylvania / Property Management	Senior Secured Term Loan A to Airmall Inc. (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/30/2015)(3)(4)	$27,587	$27,587	$27,587	0.8%
		Senior Secured Term Loan B to Airmall Inc. (12.00% plus 6.00% PIK, due 12/31/2015)	19,993	19,993	17,697	0.5%
		Series A Preferred Stock of AMU Holdings Inc. (9,919.684 shares)		9,920	—	—%
		Common Stock of AMU Holdings Inc. (100 shares)		—	—	—%
				57,500	45,284	1.3%
APH Property Holdings, LLC(32)	Florida / Real Estate	Senior Term Loan to American Property REIT Corp. (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)	167,743	167,743	167,743	4.6%
		Membership Interest in APH Property Holdings, LLC		35,024	38,416	1.1%
				202,767	206,159	5.7%
Arctic Oilfield Equipment USA, Inc.(30)	Wyoming / Oil & Gas Production	Senior Secured Term Loan to Arctic Energy Services, LLC (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 5/5/2019)(4)	31,640	31,640	31,640	0.9%
		Senior Subordinated Term Loan to Arctic Energy Services, LLC (14.00% (LIBOR + 11.00% with 3.00% LIBOR floor), due 5/5/2019)(4)	20,230	20,230	20,230	0.6%
		Common Stock of Arctic Oilfield Equipment USA, Inc. (100 shares)		9,006	9,244	0.2%
				60,876	61,114	1.7%
ARRM Services, Inc.(42)	South Carolina / Manufacturing	Senior Secured Note to Ajax Rolled Ring & Machine, LLC (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/30/2018)(4)	19,337	19,337	19,337	0.5%
		Series B Preferred Stock of ARRM Services, Inc. (25,000 shares)		21,156	6,199	0.2%
		Series A Convertible Preferred Stock of ARRM Services, Inc. (6,142.60 shares)		6,057	—	—%
		Common Stock of ARRM Services, Inc. (6.00 shares)		—	—	—%
				46,550	25,536	0.7%
BXC Company, Inc. (f/k/a BXC Holding Company)(20)	Georgia / Textiles, Apparel & Luxury Goods	Senior Secured Term Loan A to Boxercraft Incorporated (10.00% plus 1.00% PIK, in non-accrual status effective 1/1/2014, due 9/15/2015)	1,629	1,621	1,629	0.1%
		Senior Secured Term Loan B to Boxercraft Incorporated (10.00% plus 1.00% PIK, in non-accrual status effective 1/1/2014, due 9/15/2015)	4,942	4,917	486	—%
		Senior Secured Term Loan C to Boxercraft Incorporated (10.00% plus 1.00% PIK, in non-accrual status effective 1/1/2014, due 9/15/2015)	2,395	2,383	—	—%
		Senior Secured Term Loan D to Boxercraft Incorporated (10.00% plus 1.00% PIK, in non-accrual status effective 4/18/2014, due 9/15/2015)	301	300	—	—%
		Senior Secured Term Loan to Boxercraft Incorporated (10.00% plus 1.00% PIK, in non-accrual status effective 1/1/2014, due 9/15/2015)	8,410	8,227	—	—%
		Series A Preferred Stock of BXC Company, Inc. (12,520,000 shares)		—	—	—%
		Series B Preferred Stock of BXC Company, Inc. (2,400,000 shares)		—	—	—%
		Common Stock of BXC Company, Inc. (138,250 shares)		—	—	—%
		Warrant (to purchase 15% of all classes of equity of BXC Company, Inc., expires 8/31/2022)		—	—	—%
				17,448	2,115	0.1%

See notes to consolidated financial statements.
F-19

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(46)

CCPI Holdings Inc.(33)	Ohio / Manufacturing	Senior Secured Term Loan A to CCPI Inc. (10.00%, due 12/31/2017)(3)	$17,213	$17,213	$17,213	0.5%
		Senior Secured Term Loan B to CCPI Inc. (12.00% plus 7.00% PIK, due 12/31/2017)	8,245	8,245	8,245	0.2%
		Common Stock of CCPI Holdings Inc. (100 shares)		8,579	7,136	0.2%
				34,037	32,594	0.9%
CP Holdings of Delaware LLC(38)	Oklahoma / Oil & Gas Production	Senior Secured Term Loan A to CP Well Testing, LLC (7.00% (LIBOR + 5.00% with 2.00% LIBOR floor), due 4/1/2019)(4)	11,035	11,035	11,035	0.3%
		Senior Secured Term Loan B to CP Well Testing, LLC (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor) plus 7.50% PIK, due 4/1/2019)(4)	72,238	72,238	72,238	2.0%
		Second Lien Term Loan to CP Well Testing, LLC (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor) plus 9.00% PIK, due 4/1/2019)(4)	15,000	15,000	15,000	0.4%
		Membership Interest in CP Holdings of Delaware LLC		15,228	31,846	0.9%
				113,501	130,119	3.6%
Credit Central Holdings of Delaware, LLC(22)(34)	Ohio / Consumer Finance	Subordinated Term Loan to Credit Central Loan Company, LLC (10.00% plus 10.00% PIK, due 6/26/2019)	36,333	36,333	36,333	1.0%
		Membership Interest in Credit Central Holdings of Delaware, LLC		13,670	14,099	0.4%
				50,003	50,432	1.4%
Echelon Aviation LLC	New York / Aerospace & Defense	Senior Secured Revolving Credit Facility to Echelon Aviation LLC – $150,000 Commitment (11.75% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)(4)(25)	78,521	78,521	78,521	2.2%
		Membership Interest in Echelon Aviation LLC		14,107	14,107	0.4%
				92,628	92,628	2.6%
Energy Solutions Holdings Inc.(8)	Texas / Energy	Senior Secured Note to Vessel Company, LLC (18.00%, due 12/12/2016)	3,500	3,500	3,500	0.1%
		Senior Secured Note to Vessel Company II, LLC (13.00%, due 11/25/2018)	13,000	12,504	12,504	0.4%
		Senior Secured Note to Vessel Company III, LLC (13.00%, due 12/3/2018)	16,000	16,000	16,000	0.4%
		Senior Secured Note to Yatesville Coal Company, LLC (in non-accrual status effective 1/1/2009, past due)	1,449	1,449	—	—%
		Common Stock of Energy Solutions Holdings Inc. (100 shares)		8,293	—	—%
				41,746	32,004	0.9%
First Tower Holdings of Delaware LLC(22)(29)	Mississippi / Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 7.00% PIK, due 6/24/2019)	251,246	251,246	251,246	6.9%
		Membership Interest in First Tower Holdings of Delaware LLC		68,405	75,539	2.1%
				319,651	326,785	9.0%
Gulf Coast Machine & Supply Company	Texas / Manufacturing	Senior Secured Term Loan to Gulf Coast Machine & Supply Company (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor) plus 2.00% default interest on principal, due 10/12/2017)(4)	17,500	17,500	14,459	0.4%
		Series A Convertible Preferred Stock of Gulf Coast Machine & Supply Company (99,900 shares)		25,950	—	—%
				43,450	14,459	0.4%

See notes to consolidated financial statements.
F-20

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(46)

Harbortouch Holdings of Delaware Inc.(43)	Pennsylvania / Business Services	Senior Secured Term Loan A to Harbortouch Payments, LLC (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor), due 9/30/2017)(4)	$130,796	$130,796	$130,796	3.6%
		Senior Secured Term Loan B to Harbortouch Payments, LLC (5.50% (LIBOR + 4.00% with 1.50% LIBOR floor) plus 5.50% PIK, due 3/31/2018)(4)	137,226	137,226	137,226	3.8%
		Common Stock of Harbortouch Holdings of Delaware Inc. (100 shares)		10,672	23,292	0.6%
				278,694	291,314	8.0%
The Healing Staff, Inc.(9)	North Carolina / Contracting	Secured Promissory Notes to The Healing Staff, Inc. and Vets Securing America, Inc. (15.00%, in non-accrual status effective 12/22/2010, past due)	1,688	1,686	—	—%
		Senior Demand Note to The Healing Staff, Inc. (15.00%, in non-accrual status effective 11/1/2010, past due)	1,170	1,170	—	—%
		Common Stock of The Healing Staff, Inc. (1,000 shares)		—	—	—%
		Common Stock of Vets Securing America, Inc. (1 share)		975	—	—%
				3,831	—	—%
Manx Energy, Inc.(6)(12)	Kansas / Oil & Gas Production	Senior Secured Note to Manx Energy, Inc. (13.00%, in non-accrual status effective 1/19/2010, past due)	50	50	—	—%
		Series A-1 Preferred Stock of Manx Energy, Inc. (6,635 shares)		—	—	—%
		Common Stock of Manx Energy, Inc. (17,082 shares)		—	—	—%
				50	—	—%
MITY Holdings of Delaware Inc.(17)	Utah / Durable Consumer Products	Revolving Line of Credit to MITY, Inc. – $7,500 Commitment (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 12/23/2014)(4)(25)	—	—	—	—%
		Senior Secured Note A to MITY, Inc. (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 3/19/2019)(3)(4)	18,250	18,250	18,250	0.5%
		Senior Secured Note B to MITY, Inc. (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 3/19/2019)(4)	15,769	15,769	15,769	0.4%
		Common Stock of MITY Holdings of Delaware Inc. (100 shares)		14,143	15,270	0.4%
				48,162	49,289	1.3%
Nationwide Acceptance Holdings LLC(22)(36)	Illinois / Consumer Finance	Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2019)	14,820	14,820	14,820	0.4%
		Membership Interest in Nationwide Acceptance Holdings LLC		14,331	15,103	0.4%
				29,151	29,923	0.8%
NMMB Holdings, Inc.(24)	New York / Media	Senior Secured Note to NMMB, Inc. (14.00%, due 5/6/2016)	3,714	3,714	2,183	0.1%
		Senior Secured Note to Armed Forces Communications, Inc. (14.00%, due 5/6/2016)	7,000	7,000	4,114	0.1%
		Series B Convertible Preferred Stock of NMMB Holdings, Inc. (8,086 shares)		8,086	—	—%
		Series A Preferred Stock of NMMB Holdings, Inc. (4,400 shares)		4,400	—	—%
				23,200	6,297	0.2%
NPH Property Holdings, LLC(40)	Texas / Real Estate	Senior Term Loan to National Property REIT Corp. (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)	105,309	105,309	105,309	2.9%
		Membership Interest in NPH Property Holdings, LLC		21,290	19,202	0.5%
				126,599	124,511	3.4%

See notes to consolidated financial statements.
F-21

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(46)

R-V Industries, Inc.	Pennsylvania / Manufacturing	Senior Subordinated Note to R-V Industries, Inc. (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/12/2018)(3)(4)	$30,411	$30,411	$30,411	0.8%
		Common Stock of R-V Industries, Inc. (545,107 shares)		5,087	19,989	0.6%
		Warrant (to purchase 200,000 shares of Common Stock of R-V Industries, expires 6/30/2017)		1,682	7,334	0.2%
				37,180	57,734	1.6%
STI Holding, Inc.(21)	California / Manufacturing	Revolving Line of Credit to Borga, Inc. – $1,150 Commitment (5.00% (PRIME + 1.75%), in non-accrual status effective 3/2/2010, past due)(4)(25)	1,150	1,095	436	—%
		Senior Secured Term Loan B to Borga, Inc. (8.50% (PRIME + 5.25%), in non-accrual status effective 3/2/2010, past due)(4)	1,612	1,501	—	—%
		Senior Secured Term Loan C to Borga, Inc. (12.00% plus 4.00% PIK, in non-accrual status effective 3/2/2010, past due)	10,016	581	—	—%
		Common Stock of STI Holding, Inc. (100 shares)		—	—	—%
		Warrant (to purchase 33,750 shares of Common Stock of Borga, Inc., expires 5/6/2015)		—	—	—%
				3,177	436	—%
UPH Property Holdings, LLC(41)	Georgia / Real Estate	Senior Term Loan to United Property REIT Corp. (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)	19,027	19,027	19,027	0.5%
		Membership Interest in UPH Property Holdings, LLC		5,113	5,539	0.2%
				24,140	24,566	0.7%
Valley Electric Holdings I, Inc.(35)	Washington / Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2017)(3)(4)	10,081	10,081	10,081	0.3%
		Senior Secured Note to Valley Electric Company, Inc. (10.00% plus 8.5% PIK, due 12/31/2018)	20,500	20,500	20,500	0.6%
		Common Stock of Valley Electric Holdings I, Inc. (100 shares)		26,279	2,975	—%
				56,860	33,556	0.9%
Wolf Energy Holdings Inc.(12)	Kansas / Oil & Gas Production	Senior Secured Promissory Note to Wolf Energy, LLC secured by assets formerly owned by H&M (18.00%, in non-accrual status effective 4/15/2013, due 4/15/2018)(37)	22,000	—	3,386	0.1%
		Senior Secured Note to Appalachian Energy LLC (8.00%, in non-accrual status effective 1/19/2010, past due)	2,865	2,000	—	—%
		Senior Secured Note to Appalachian Energy LLC (8.00%, in non-accrual status, past due)	56	50	—	—%
		Senior Secured Note to Coalbed, LLC (8.00%, in non-accrual status effective 1/19/2010, past due)(6)	8,595	5,991	—	—%
		Common Stock of Wolf Energy Holdings Inc. (100 shares)		—	—	—%
		Net Profits Interest in Wolf Energy, LLC (8% of Equity Distributions)(7)		—	213	—%
				8,041	3,599	0.1%
Total Control Investments				$1,719,242	$1,640,454	45.3%

See notes to consolidated financial statements.
F-22

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Affiliate Investments (5.00% to 24.99% voting control)(47)

BNN Holdings Corp.	Michigan / Healthcare	Senior Secured Note (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 12/17/2017)(3)(4)	$28,950	$28,950	$28,950	0.8%
		Series A Preferred Stock (9,925.455 shares)(13)		2,879	3,171	0.1%
		Series B Preferred Stock (1,753.636 shares)(13)		—	—	—%
				31,829	32,121	0.9%
Total Affiliate Investments				$31,829	$32,121	0.9%

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Aderant North America, Inc.(16)	Georgia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 6/20/2019)(4)	$7,000	$6,914	$7,000	0.2%
				6,914	7,000	0.2%
Aircraft Fasteners International, LLC	California / Machinery	Class A Units (32,500 units)		396	505	—%
				396	505	—%
ALG USA Holdings, LLC(16)	Pennsylvania / Hotels, Restaurants & Leisure	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 2/28/2020)(4)	12,000	11,792	12,000	0.3%
				11,792	12,000	0.3%
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		5	—	—%
				5	—	—%
American Broadband Holding Company and Cameron Holdings of NC, Inc.	North Carolina / Telecommunication Services	Senior Secured Term Loan B (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(3)(4)	74,654	74,654	74,654	2.1%
				74,654	74,654	2.1%
American Gilsonite Company	Utah / Metal Services & Minerals	Second Lien Term Loan (11.50%, due 9/1/2017)	38,500	38,500	38,500	1.1%
		Membership Interest (99.9999%)(15)		—	3,477	0.1%
				38,500	41,977	1.2%
Apidos CLO IX(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 18.84%)(11)	20,525	18,444	19,903	0.5%
				18,444	19,903	0.5%
Apidos CLO XI(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 15.02%)(11)	38,340	33,937	37,087	1.0%
				33,937	37,087	1.0%
Apidos CLO XII(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 15.82%)(11)	44,063	42,042	42,499	1.2%
				42,042	42,499	1.2%
Apidos CLO XV(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 14.21%)(11)	36,515	37,038	36,715	1.0%
				37,038	36,715	1.0%
Arctic Glacier U.S.A., Inc.	Minnesota / Food Products	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 11/10/2019)(3)(4)	150,000	150,000	150,000	4.1%
				150,000	150,000	4.1%

See notes to consolidated financial statements.
F-23

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Ark-La-Tex Wireline Services, LLC(4)	Louisiana / Oil and Gas Production	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 4/8/2019)	$26,831	$26,831	$26,831	0.7%
		Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 4/8/2019)	26,831	26,831	26,831	0.7%
		Delayed Draw Term Loan – $5,000 Commitment (due 4/8/2019)(25)	—	—	—	—%
				53,662	53,662	1.4%
Armor Holding II LLC(16)	New York / Diversified Financial Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)(3)(4)	7,000	6,874	6,874	0.2%
				6,874	6,874	0.2%
Atlantis Health Care Group (Puerto Rico), Inc.	Puerto Rico / Healthcare	Revolving Line of Credit – $3,000 Commitment (13.00% (LIBOR + 11.00% with 2.00% LIBOR floor), due 8/21/2014)(4)(25)(26)	2,350	2,350	2,350	0.1%
		Senior Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2018)(3)(4)	38,957	38,957	34,102	0.9%
				41,307	36,452	1.0%
Babson CLO Ltd. 2011-I(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 12.44%)(11)	35,000	33,591	33,801	0.9%
				33,591	33,801	0.9%
Babson CLO Ltd. 2012-I(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 13.35%)(11)	29,075	23,471	26,401	0.7%
				23,471	26,401	0.7%
Babson CLO Ltd. 2012-II(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 11.33%)(11)	27,850	26,764	27,230	0.8%
				26,764	27,230	0.8%
Blue Coat Systems, Inc.(16)	Massachusetts / Software & Computer Services	Second Lien Term Loan (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 6/28/2020)(3)(4)	11,000	10,902	11,000	0.3%
				10,902	11,000	0.3%
Broder Bros., Co.	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Notes (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 4/8/2019)(3)(4)	257,575	257,575	257,575	7.1%
				257,575	257,575	7.1%
Brookside Mill CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 19.62%)(11)	26,000	22,613	25,081	0.7%
				22,613	25,081	0.7%
Byrider Systems Acquisition Corp.(22)	Indiana / Auto Finance	Senior Subordinated Notes (12.00% plus 2.00% PIK, due 11/3/2016)(3)	11,139	11,139	11,139	0.3%
				11,139	11,139	0.3%
Caleel + Hayden, LLC(14)(31)	Colorado / Personal & Nondurable Consumer Products	Membership Interest		—	182	—%
		Escrow Receivable		—	118	—%
				—	300	—%
Capstone Logistics, LLC	Georgia / Commercial Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.00% with 1.50% LIBOR floor), due 9/16/2016)(4)	92,085	92,085	92,085	2.6%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 9/16/2016)(3)(4)	98,465	98,465	98,465	2.7%
				190,550	190,550	5.3%

See notes to consolidated financial statements.
F-24

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Cent CLO 17 Limited(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 10.10%)(11)	$24,870	$21,999	$23,896	0.7%
				21,999	23,896	0.7%
Cent CLO 20 Limited(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 10.83%)(11)	40,275	40,483	40,259	1.1%
				40,483	40,259	1.1%
Cent CLO 21 Limited(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 15.47%)(11)	48,528	46,597	46,154	1.3%
				46,597	46,154	1.3%
CIFC Funding 2011-I, Ltd.(22)	Cayman Islands / Diversified Financial Services	Class D Senior Secured Notes (5.23% (LIBOR + 5.00%, due 1/19/2023)(4)	19,000	15,304	18,037	0.5%
		Class E Subordinated Notes (7.23% (LIBOR + 7.00%, due 1/19/2023)(4)	15,400	12,814	15,162	0.4%
				28,118	33,199	0.9%
CIFC Funding 2013-III, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 14.01%)(11)	44,100	39,534	43,217	1.2%
				39,534	43,217	1.2%
CIFC Funding 2013-IV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 12.52%)(11)	45,500	40,255	40,934	1.1%
				40,255	40,934	1.1%
Cinedigm DC Holdings, LLC	New York / Software & Computer Services	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)(4)	68,714	68,664	68,714	1.9%
				68,664	68,714	1.9%
The Copernicus Group, Inc.	North Carolina / Healthcare	Escrow Receivable		—	115	—%
				—	115	—%
Correctional Healthcare Holding Company, Inc.	Colorado / Healthcare	Second Lien Term Loan (11.25%, due 1/11/2020)(3)	27,100	27,100	27,642	0.8%
				27,100	27,642	0.8%
Coverall North America, Inc.	Florida / Commercial Services	Senior Secured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor), due 12/17/2017)(3)(4)	51,210	51,210	51,210	1.4%
				51,210	51,210	1.4%
Crosman Corporation	New York / Manufacturing	Second Lien Term Loan (12.00% (LIBOR + 10.50% with 1.50% LIBOR floor), due 12/30/2019)(3)(4)	40,000	40,000	39,708	1.1%
				40,000	39,708	1.1%
CRT MIDCO, LLC	Wisconsin / Media	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2017)(3)(4)	47,504	47,504	47,504	1.3%
				47,504	47,504	1.3%
Deltek, Inc.(16)	Virginia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 10/10/2019)(3)(4)	12,000	11,852	12,000	0.3%
				11,852	12,000	0.3%
Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15% of Equity Distributions)		—	—	—%
				—	—	—%
Edmentum, Inc.(16)	Minnesota / Consumer Services	Second Lien Term Loan (11.25% (LIBOR + 9.75% with 1.50% LIBOR floor), due 5/17/2019)(3)(4)	50,000	48,439	50,000	1.4%
				48,439	50,000	1.4%

See notes to consolidated financial statements.
F-25

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Empire Today, LLC	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)	$15,700	$15,419	$15,700	0.4%
				15,419	15,700	0.4%
Fischbein, LLC	North Carolina / Machinery	Escrow Receivable		—	116	—%
				—	116	—%
Fleetwash, Inc.(4)	New Jersey / Business Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 4/30/2019)	25,000	25,000	25,000	0.7%
		Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 4/30/2019)	25,000	25,000	25,000	0.7%
		Delayed Draw Term Loan – $15,000 Commitment (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 4/30/2019)(25)	—	—	—	—%
				50,000	50,000	1.4%
Focus Brands, Inc.(16)	Georgia / Consumer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)(4)	18,000	17,776	18,000	0.5%
				17,776	18,000	0.5%
Focus Products Group International, LLC	Illinois / Durable Consumer Products	Senior Secured Term Loan (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 1/20/2017)(3)(4)	20,297	20,297	19,886	0.5%
		Common Stock (5,638 shares)		27	—	—%
				20,324	19,886	0.5%
Galaxy XII CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 13.31%)(11)	22,000	19,498	20,449	0.6%
				19,498	20,449	0.6%
Galaxy XV CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 14.27%)(11)	35,025	29,777	31,824	0.9%
				29,777	31,824	0.9%
Galaxy XVI CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 12.19%)(11)	22,575	20,790	20,573	0.6%
				20,790	20,573	0.6%
Galaxy XVII CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 14.79%)(11)	39,905	36,811	36,589	1.0%
				36,811	36,589	1.0%
Global Employment Solutions, Inc.	Colorado / Business Services	Senior Secured Term Loan (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 3/25/2019)(3)(4)	28,464	28,464	28,464	0.8%
				28,464	28,464	0.8%
Grocery Outlet, Inc.(16)	California / Retail	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 6/17/2019)(4)	14,457	14,168	14,457	0.4%
				14,168	14,457	0.4%
GTP Operations, LLC(10)	Texas / Software & Computer Services	Senior Secured Term Loan (10.00% (LIBOR + 5.00% with 5.00% LIBOR floor), due 12/11/2018)(3)(4)	112,546	112,546	112,546	3.1%
				112,546	112,546	3.1%
Halcyon Loan Advisors Funding 2012-1 Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 21.35%)(11)	23,188	20,600	22,570	0.6%
				20,600	22,570	0.6%
Halcyon Loan Advisors Funding 2013-1 Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 18.49%)(11)	40,400	38,460	41,509	1.1%
				38,460	41,509	1.1%

See notes to consolidated financial statements.
F-26

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Halcyon Loan Advisors Funding 2014-1 Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 15.28%)(11)	$24,500	$23,471	$23,110	0.6%
				23,471	23,110	0.6%
Halcyon Loan Advisors Funding 2014-2 Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 16.06%)(11)	41,164	38,630	38,066	1.1%
				38,630	38,066	1.1%
Harley Marine Services, Inc.(16)	Washington / Transportation	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 12/20/2019)(3)(4)	9,000	8,832	8,832	0.2%
				8,832	8,832	0.2%
ICON Health & Fitness, Inc.	Utah / Durable Consumer Products	Senior Secured Note (11.875%, due 10/15/2016)	21,850	22,005	20,889	0.6%
				22,005	20,889	0.6%
ICV-CSI Holdings, LLC	New York / Transportation	Common Equity (1.6 units)		1,639	2,079	0.1%
				1,639	2,079	0.1%
IDQ Holdings, Inc.	Texas / Automobile	Senior Secured Note (11.50%, due 4/1/2017)	12,500	12,344	12,500	0.3%
				12,344	12,500	0.3%
Ikaria, Inc.(16)	New Jersey / Healthcare	Second Lien Term Loan (8.75% (LIBOR + 7.75% with 1.00% LIBOR floor), due 2/12/2022)(4)	25,000	24,430	25,000	0.7%
				24,430	25,000	0.7%
Injured Workers Pharmacy, LLC	Massachusetts / Healthcare	Second Lien Term Loan (11.50% (LIBOR + 7.00% with 4.50% LIBOR floor) plus 1.00% PIK, due 5/31/2019)(3)(4)	22,678	22,678	22,904	0.6%
				22,678	22,904	0.6%
Instant Web, LLC(4)	Minnesota / Media	Senior Secured Term Loan A (5.50% (LIBOR + 4.50% with 1.00% LIBOR floor), due 3/28/2019)	126,453	126,453	126,453	3.5%
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/28/2019)(3)	128,000	128,000	128,000	3.6%
		Senior Secured Term Loan C (12.75% (LIBOR + 11.75% with 1.00% LIBOR floor), due 3/28/2019)	12,500	12,500	12,500	0.3%
				266,953	266,953	7.4%
InterDent, Inc.	California / Healthcare	Senior Secured Term Loan A (7.25% (LIBOR + 5.75% with 1.50% LIBOR floor), due 8/3/2017)(4)	63,225	63,225	63,225	1.7%
		Senior Secured Term Loan B (12.25% (LIBOR + 9.25% with 3.00% LIBOR floor), due 8/3/2017)(3)(4)	67,625	67,625	67,625	1.9%
				130,850	130,850	3.6%
JHH Holdings, Inc.	Texas / Healthcare	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor) plus 0.50% PIK, due 3/30/2019)(3)(4)	35,119	35,119	35,119	1.0%
				35,119	35,119	1.0%
LaserShip, Inc.	Virginia / Transportation	Revolving Line of Credit – $5,000 Commitment (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2014)(4)(25)	—	—	—	—%
		Senior Secured Term Loan A (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 3/18/2019)(3)(4)	36,094	36,094	36,094	1.0%
		Senior Secured Term Loan B (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 3/18/2019)(3)(4)	22,111	22,111	22,111	0.6%
		Delayed Draw Term Loan – $6,000 Commitment (2.00%, due 12/31/2015)(4)(25)	—	—	—	—%
				58,205	58,205	1.6%

See notes to consolidated financial statements.
F-27

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

LCM XIV Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest, current yield 16.02%)(11)	$26,500	$24,914	$25,124	0.7%
				24,914	25,124	0.7%
LHC Holdings Corp.	Florida / Healthcare	Revolving Line of Credit – $750 Commitment (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 5/31/2015)(4)(25)(26)	—	—	—	—%
		Senior Subordinated Debt (10.50%, due 5/31/2015)(3)	1,865	1,865	1,865	0.1%
		Membership Interest (125 units)		216	253	—%
				2,081	2,118	0.1%
Madison Park Funding IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 12.97%)(11)	31,110	24,546	27,266	0.8%
				24,546	27,266	0.8%
Matrixx Initiatives, Inc.	New Jersey / Pharmaceuticals	Senior Secured Term Loan A (7.50% (LIBOR + 6.00% with 1.50% LIBOR floor), due 8/9/2018)(3)(4)	38,319	38,319	36,839	1.0%
		Senior Secured Term Loan B (12.50% (LIBOR + 11.00% with 1.50% LIBOR floor), due 8/9/2018)(3)(4)	39,750	39,750	36,851	1.0%
				78,069	73,690	2.0%
Maverick Healthcare Equity, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		1,252	821	—%
		Class A Common Units (1,250,000 units)		—	—	—%
				1,252	821	—%
Mountain View CLO 2013-I Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 15.64%)(11)	43,650	40,754	43,555	1.2%
				40,754	43,555	1.2%
NCP Finance Limited Partnership(22)(23)	Ohio / Consumer Finance	Subordinated Secured Term Loan (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(3)(4)(16)	11,910	11,692	12,208	0.3%
				11,692	12,208	0.3%
New Century Transportation, Inc.	New Jersey / Transportation	Senior Subordinated Term Loan (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 4/1/2014, due 2/3/2018)(4)	44,000	44,000	—	—%
				44,000	—	—%
Nixon, Inc.	California / Durable Consumer Products	Senior Secured Term Loan (8.75% plus 2.75% PIK, due 4/16/2018)(16)	13,532	13,316	13,316	0.4%
				13,316	13,316	0.4%
NRG Manufacturing, Inc.	Texas / Manufacturing	Escrow Receivable		—	1,110	—%
				—	1,110	—%
Octagon Investment Partners XV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest, current yield 20.60%)(11)	26,901	24,338	26,732	0.7%
				24,338	26,732	0.7%
Onyx Payments	Texas / Diversified Financial Services	Senior Secured Term Loan A (6.75% (LIBOR + 5.50% with 1.25% LIBOR floor), due 4/18/2018)(4)	15,125	15,125	15,125	0.4%
		Senior Secured Term Loan B (13.75% (LIBOR + 12.50% with 1.25% LIBOR floor), due 4/18/2018)(4)	15,938	15,938	15,938	0.4%
				31,063	31,063	0.8%
Pelican Products, Inc.(16)	California / Durable Consumer Products	Second Lien Term Loan (9.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 4/9/2021)(4)	17,500	17,482	17,500	0.5%
				17,482	17,500	0.5%
Photonis Technologies SAS(16)(22)	France / Aerospace & Defense	First Lien Term Loan (8.50% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(4)	10,448	10,170	10,339	0.3%
				10,170	10,339	0.3%

See notes to consolidated financial statements.
F-28

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Pinnacle (US) Acquisition Co. Limited(16)	Texas / Software & Computer Services	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)(4)	$10,000	$9,833	$10,000	0.3%
				9,833	10,000	0.3%
PrimeSport, Inc.	Georgia / Hotels, Restaurants & Leisure	Revolving Line of Credit – $15,000 Commitment (10.00% (LIBOR + 9.50% with 0.50% LIBOR floor), due 12/23/2014)(4)(25)	—	—	—	—%
		Senior Secured Term Loan A (7.50% (LIBOR + 6.50% with 1.00% LIBOR floor), due 12/23/2019)(3)(4)	43,263	43,263	43,263	1.2%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor) plus 1.00% PIK, due 12/23/2019)(3)(4)	43,700	43,700	43,700	1.2%
				86,963	86,963	2.4%
Prince Mineral Holding Corp.	New York / Metal Services & Minerals	Senior Secured Term Loan (11.50%, due 12/15/2019)	10,000	9,902	10,000	0.3%
				9,902	10,000	0.3%
Progrexion Holdings, Inc.(28)	Utah / Consumer Services	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 9/14/2017)(3)(4)	436,647	436,647	436,647	12.1%
				436,647	436,647	12.1%
Rocket Software, Inc.(16)	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)(3)(4)	20,000	19,758	20,000	0.6%
				19,758	20,000	0.6%
Royal Adhesives & Sealants, LLC(16)	Indiana / Chemicals	Second Lien Term Loan (9.75% (LIBOR + 8.50% with 1.25% LIBOR floor), due 1/31/2019)(4)	20,000	19,648	19,713	0.5%
				19,648	19,713	0.5%
Ryan, LLC	Texas / Business Services	Subordinated Unsecured Notes (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 3.00% PIK, due 6/30/2018)(4)	70,531	70,531	70,531	1.9%
				70,531	70,531	1.9%
Sandow Media, LLC	Florida / Media	Senior Secured Term Loan (12.00%, due 5/8/2018)(3)	25,081	25,081	23,524	0.7%
				25,081	23,524	0.7%
Small Business Whole Loan Portfolio(19)	New York / Diversified Financial Services	144 small business loans issued by OnDeck Capital, Inc.	4,637	4,637	4,252	0.1%
				4,637	4,252	0.1%
Snacks Parent Corporation	Minnesota / Food Products	Series A Preferred Stock (4,021.45 shares)		—	—	—%
		Series B Preferred Stock (1,866.10 shares)		—	—	—%
		Warrant (to purchase 31,196.52 shares of Common Stock, expires 11/12/2020)		591	1,819	0.1%
				591	1,819	0.1%
Spartan Energy Services, Inc.	Louisiana / Energy	Senior Secured Term Loan (10.50% (LIBOR + 9.00% with 1.50% LIBOR floor), due 12/28/2017)(3)(4)	35,633	35,633	35,633	1.0%
				35,633	35,633	1.0%
Speedy Group Holdings Corp.(22)	Canada / Consumer Finance	Senior Unsecured Notes (12.00%, due 11/15/2017)	15,000	15,000	15,000	0.4%
				15,000	15,000	0.4%
Sport Helmets Holdings, LLC(14)	New York / Personal & Nondurable Consumer Products	Escrow Receivable		—	130	—%
				—	130	—%

See notes to consolidated financial statements.
F-29

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Stauber Performance Ingredients, Inc.	California / Food Products	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 1/21/2016)(3)(4)	$12,809	$12,809	$12,809	0.4%
		Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 5/21/2017)(3)(4)	9,975	9,975	9,975	0.3%
				22,784	22,784	0.7%
Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility – $50,300 Commitment (12.25% (LIBOR + 10.75% with 1.50% LIBOR floor) plus 3.75% PIK, in non-accrual status effective 12/1/2011, due 12/1/2015)(4)(25)	36,080	32,710	—	—%
		Overriding Royalty Interests(18)		—	—	—%
				32,710	—	—%
Sudbury Mill CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 16.25%)(11)	28,200	26,914	26,140	0.7%
				26,914	26,140	0.7%
Symphony CLO IX Ltd.(22)	Cayman Islands / Diversified Financial Services	Preference Shares (Residual Interest, current yield 19.76%)(11)	45,500	37,734	44,294	1.2%
				37,734	44,294	1.2%
Symphony CLO XIV Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 14.03%)(11)	49,250	49,858	49,025	1.4%
				49,858	49,025	1.4%
System One Holdings, LLC	Pennsylvania / Business Services	Senior Secured Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2018)(3)(4)	44,646	44,646	44,646	1.2%
				44,646	44,646	1.2%
Targus Group International, Inc.(16)	California / Durable Consumer Products	First Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor) plus 1.0% PIK, due 5/24/2016)(3)(4)	21,911	21,697	19,949	0.6%
				21,697	19,949	0.6%
TB Corp.	Texas / Hotels, Restaurants & Leisure	Senior Subordinated Note (12.00% plus 1.50% PIK, due 12/19/2018)(3)	23,628	23,628	23,628	0.7%
				23,628	23,628	0.7%
Tectum Holdings, Inc.(16)	Michigan / Automobile	Second Lien Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 3/12/2019)(4)	10,000	9,952	9,952	0.3%
				9,952	9,952	0.3%
Therakos, Inc.	New Jersey / Healthcare	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor), due 6/27/2018)(4)	13,000	12,762	13,000	0.4%
				12,762	13,000	0.4%
Tolt Solutions, Inc.	South Carolina / Business Services	Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), due 3/7/2019)(3)(4)	48,705	48,705	48,705	1.3%
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/7/2019)(3)(4)	48,900	48,900	48,900	1.4%
				97,605	97,605	2.7%
Traeger Pellet Grills LLC	Oregon / Durable Consumer Products	Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2018)(3)(4)	29,100	29,100	29,100	0.8%
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2018)(3)(4)	29,700	29,700	29,700	0.8%
				58,800	58,800	1.6%
Transaction Network Services, Inc.(16)	Virginia / Telecommunication Services	Second Lien Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 8/14/2020)(4)	5,000	4,976	5,000	0.1%
				4,976	5,000	0.1%

See notes to consolidated financial statements.
F-30

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

TriMark USA, LLC(16)	Massachusetts / Hotels, Restaurants & Leisure	Second Lien Term Loan (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 8/11/2019)(4)	$10,000	$9,810	$9,810	0.3%
				9,810	9,810	0.3%
United Sporting Companies, Inc.(5)	South Carolina / Durable Consumer Products	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor), due 5/16/2018)(3)(4)	160,000	160,000	160,000	4.4%
				160,000	160,000	4.4%
United States Environmental Services, LLC	Texas / Commercial Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 3/31/2019)(3)(4)	23,850	23,850	23,850	0.7%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor), due 3/31/2019)(3)(4)	36,000	36,000	36,000	1.0%
				59,850	59,850	1.7%
Venio LLC	Pennsylvania / Business Services	Second Lien Term Loan (12.00% (LIBOR + 9.50% with 2.50% LIBOR floor), due 2/19/2020)(3)(4)	17,000	17,000	16,726	0.5%
				17,000	16,726	0.5%
Voya CLO 2012-2, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest, current yield 14.69%)(11)	38,070	31,058	35,843	1.0%
				31,058	35,843	1.0%
Voya CLO 2012-3, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest, current yield 12.97%)(11)	46,632	39,368	43,960	1.2%
				39,368	43,960	1.2%
Voya CLO 2012-4, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest, current yield 15.28%)(11)	40,613	34,941	39,647	1.1%
				34,941	39,647	1.1%
Voya CLO 2014-1, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 14.49%)(11)	32,383	33,825	32,949	0.9%
				33,825	32,949	0.9%
Washington Mill CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest, current yield 17.43%)(11)	22,600	21,601	21,583	0.6%
				21,601	21,583	0.6%
Water Pik, Inc.(16)	Colorado / Personal & Nondurable Consumer Products	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 1/8/2021)(4)	11,000	10,604	10,604	0.3%
				10,604	10,604	0.3%
Wheel Pros, LLC(4)	Colorado / Business Services	Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)	12,000	12,000	12,000	0.3%
		Delayed Draw Term Loan – $3,000 Commitment (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 12/30/2015)(25)	—	—	—	—%
				12,000	12,000	0.3%
Wind River Resources Corporation(39)	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal and 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)(4)	15,000	14,650	—	—%
		Net Profits Interest (5% of Equity Distributions)(7)		—	—	—%
				14,650	—	—%
Total Non-Control/Non-Affiliate Investments (Level 3)				$4,620,388	$4,580,996	126.6%

Total Level 3 Portfolio Investments				$6,371,459	$6,253,571	172.8%

See notes to consolidated financial statements.
F-31

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 1 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		$63	$168	—%
				63	168	—%
Total Non-Control/Non-Affiliate Investments (Level 1)				$63	$168	—%

Total Non-Control/Non-Affiliate Investments				$4,620,451	$4,581,164	126.6%

Total Portfolio Investments				$6,371,522	$6,253,739	172.8%

See notes to consolidated financial statements.
F-32

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2014 (Unaudited) and June 30, 2014 (Audited)

(1)
The terms “Prospect,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise. The securities in which Prospect has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)
Fair value is determined by or under the direction of our Board of Directors. As of September 30, 2014 and June 30, 2014, one of our portfolio investments, Dover Saddlery, Inc., was publicly traded and classified as Level 1 within the valuation hierarchy established by ASC 820, Fair Value Measurement (“ASC 820”). As of September 30, 2014 and June 30, 2014, the fair value of our remaining portfolio investments was determined using significant unobservable inputs. ASC 820 classifies such inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to consolidated financial statements for further discussion.

(3)
Security, or a portion thereof, is held by Prospect Capital Funding LLC (“PCF”), our wholly-owned subsidiary and a bankruptcy remote special purpose entity, and is pledged as collateral for the Revolving Credit Facility and such security is not available as collateral to our general creditors (see Note 4). The fair values of these investments held by PCF at September 30, 2014 and June 30, 2014 were $1,362,888 and $1,500,897, respectively; they represent 21.8% and 24.0% of our total investments, respectively.

(4)	Security, or portion thereof, has a floating interest rate which may be subject to a LIBOR or PRIME floor. Stated interest rate was in effect at September 30, 2014 and June 30, 2014.

(5)
Ellett Brothers, LLC, Evans Sports, Inc., Jerry’s Sports, Inc., Simmons Gun Specialties, Inc., Bonitz Brothers, Inc., and Outdoor Sports Headquarters, Inc. are joint borrowers on our second lien loan. United Sporting Companies, Inc. is a parent guarantor of this debt investment.

(6)
During the quarter ended December 31, 2009, we created two new entities, Coalbed, Inc. and Coalbed, LLC, to foreclose on the outstanding senior secured loan and assigned rights and interests of Conquest Cherokee, LLC (“Conquest”) as a result of the deterioration of Conquest’s financial performance and inability to service debt payments. We owned 1,000 shares of common stock in Coalbed, Inc., representing 100% of the issued and outstanding common stock. Coalbed, Inc., in turn, owned 100% of the membership interest in Coalbed, LLC. On October 21, 2009, Coalbed, LLC foreclosed on the loan formerly made to Conquest. On January 19, 2010, as part of the Manx Energy, Inc. ("Manx") rollup, the Coalbed, LLC assets and loan were assigned to Manx, the holding company. On June 30, 2012, Manx contributed our investment in Coalbed, LLC to Wolf Energy Holdings Inc. ("Wolf Energy Holdings"), a newly-formed, separately owned holding company. Our Board of Directors set the fair value at zero for the loan position in Coalbed, LLC investment as of September 30, 2014 and June 30, 2014. As of September 30, 2014 and June 30, 2014, Prospect owns 41% of the equity of Manx.

(7)	In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

(8)
During the quarter ended December 31, 2011, our ownership of Change Clean Energy Holdings, LLC, Change Clean Energy, LLC, Freedom Marine Services Holdings, LLC (“Freedom Marine”), and Yatesville Coal Holdings, LLC was transferred to Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings, Inc.) (“Energy Solutions”) to consolidate all of our energy holdings under one management team. We own 100% of Energy Solutions. On December 28, 2011, we made a $3,500 debt investment in Vessel Holdings, LLC, a subsidiary of Freedom Marine. On November 25, 2013, we provided $13,000 in senior secured debt financing for the recapitalization of our investment in Jettco Marine Services, LLC (“Jettco”), a subsidiary of Freedom Marine. The subordinated secured loan to Jettco was replaced with a senior secured note to Vessel Holdings II, LLC, a new subsidiary of Freedom Marine. On December 3, 2013, we made a $16,000 senior secured investment in Vessel Holdings III, LLC, another new subsidiary of Freedom Marine. In June 2014, Freedom Marine Services Holdings, LLC was renamed Freedom Marine Solutions, LLC; Vessel Holdings, LLC was renamed Vessel Company, LLC; Vessel Holdings II, LLC was renamed Vessel Company II, LLC; Vessel Holdings III, LLC was renamed Vessel Company III, LLC; Yatesville Coal Holdings, LLC was renamed Yatesville Coal Company, LLC; and Change Clean Energy Holdings, LLC was renamed Change Clean Energy Company, LLC. Energy Solutions continues to own 100% of all entities as of September 30, 2014. On July 1, 2014, we began consolidating Energy Solutions and as a result, we now report separately our investments in Change Clean Energy Company, LLC, Freedom Marine Solutions, LLC and Yatesville Coal Company, LLC as separate controlled companies.

(9)	We own 100% of the equity of The Healing Staff, Inc. ("THS") and 100% of the equity of Vets Securing America, Inc., which is operated by THS management.

(10)
GTP Operations, LLC, Transplace, LLC, CI (Transplace) International, LLC, Transplace Freight Services, LLC, Transplace Texas, LP, Transplace Stuttgart, LP, Transplace International, Inc., Celtic International, LLC, and Treetop Merger Sub, LLC are joint borrowers on our senior secured investment.

See notes to consolidated financial statements.
F-33

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2014 (Unaudited) and June 30, 2014 (Audited) (Continued)

(11)
The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(12)
On January 19, 2010, we modified the terms of our senior secured debt in Appalachian Energy Holdings, LLC ("AEH") and Coalbed, LLC ("Coalbed") in conjunction with the formation of Manx, a new entity consisting of the assets of AEH, Coalbed and Kinley Exploration. The assets of the three companies were brought under new common management. We funded $2,800 at closing to Manx to provide for working capital. A portion of our loans to AEH and Coalbed was exchanged for Manx preferred equity, while our AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring. On June 30, 2012, Manx returned the investments in Coalbed and AEH to us and we contributed these investments along with Wolf Energy, LLC to Wolf Energy Holdings, a newly-formed, separately owned holding company. Effective June 6, 2014, Appalachian Energy Holdings, LLC was renamed Appalachian Energy LLC. We continue to fully reserve any income accrued for Manx. During the quarter ended June 30, 2013, we determined that the impairment of Manx was other-than-temporary and recorded a realized loss of $9,397 for the amount that the amortized cost exceeded the fair value. The Board of Directors set the fair value of our investment in Manx at zero as of September 30, 2014 and June 30, 2014. On July 1, 2014, we began consolidating Wolf Energy Holdings and as a result, we now report separately our investments in Appalachian Energy LLC, Coalbed, LLC and Wolf Energy, LLC as separate controlled companies. During the three months ended September 30, 2014, we determined that the impairment of Appalachian Energy LLC was other-than-temporary and recorded a realized loss of $2,042 for the amount that the amortized cost exceeded the fair value.

(13)	On a fully diluted basis represents 10.00% of voting common shares.

(14)	A portion of the positions listed was issued by an affiliate of the portfolio company.

(15)
We own 99.9999% of AGC/PEP, LLC. AGC/PEP, LLC owns 2,037.65 out of a total of 83,818.69 shares (including 5,111 vested and unvested management options) of American Gilsonite Holding Company which owns 100% of American Gilsonite Company.

(16)	Syndicated investment which had been originated by another financial institution and broadly distributed.

(17)
MITY Holdings of Delaware Inc. (“MITY Delaware”), an entity in which we own 100% of the common stock, owns 94.99% of the equity of MITY, Inc. (f/k/a MITY Enterprises, Inc.) (“MITY”). MITY owns 100% of each of MITY-Lite, Inc., Broda Enterprises USA, Inc. and Broda Enterprises ULC ("Broda Canada"). On June 23, 2014, Prospect made a new $15,769 debt investment in MITY and MITY distributed proceeds to MITY Delaware as a return of capital. MITY Delaware used this distribution to pay down the senior secured debt of MITY Delaware to Prospect by the same amount. The remaining amount of the senior secured debt due from MITY Delaware to Prospect, $7,200, was then contributed to the capital of MITY Delaware. As a result of this transaction, Prospect held the $15,769 MITY note. Effective June 23, 2014, Mity Enterprises, Inc. was renamed MITY, Inc. and Broda Enterprises USA, Inc. was renamed Broda USA, Inc. On June 23, 2014, Prospect also extended a new $7,500 senior secured revolving facility to MITY, of which none was funded at closing. On July 1, 2014, we began consolidating MITY Delaware and as a result, we now report MITY, Inc. as a separate controlled company. MITY Delaware has a subordinated unsecured note issued and outstanding to Broda Canada that is denominated in Canadian Dollars (CAD). As of September 30, 2014, the principal balance of this note was CAD 7,371. In accordance with ASC 830, Foreign Currency Matters, this note was remeasured into our functional currency, US Dollars (USD), using an exchange rate of 0.89451CAD/USD, and is presented on our Consolidated Schedules of Investments in USD.

(18)	The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(19)
Our wholly-owned subsidiary Prospect Small Business Lending, LLC purchases a series of small business whole loans on a recurring basis, originated by OnDeck Capital, Inc. and Direct Capital Corporation, online small business lenders.

See notes to consolidated financial statements.
F-34

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2014 (Unaudited) and June 30, 2014 (Audited) (Continued)

(20)
Boxercraft Incorporated ("Boxercraft") and BXC Company, Inc. (f/k/a BXC Holding Company) ("BXC") are joint borrowers on our senior secured investments. Effective as of March 28, 2014, we acquired voting control of BXC pursuant to a voting agreement and irrevocable proxy. Effective May 8, 2014, we acquired control of BXC by transferring shares held by the other equity holders of BXC to Prospect pursuant to an assignment agreement entered into with such other equity holders. As of June 30, 2014, we owned 86.7% of Series A preferred stock, 96.8% of Series B preferred stock, and 83.1% of the fully-diluted common stock of BXC. BXC owned 100% of the common stock of Boxercraft. We owned a warrant to purchase 15% of all classes of equity of BXC, which consisted of 3,755,000 shares of Series A preferred stock, 625,000 shares of Series B preferred stock, and 43,800 shares of voting common stock as of June 30, 2014. On August 25, 2014, we sold Boxercraft, a wholly-owned subsidiary of BXC, for net proceeds of $750 and realized a net loss of $16,949 on the sale.

(21)
We owned warrants to purchase 33,750 shares of common stock in Metal Buildings Holding Corporation (“Metal Buildings”), the former holding company of Borga, Inc. ("Borga"). Metal Buildings owned 100% of Borga. On March 8, 2010, we foreclosed on the stock in Borga that was held by Metal Buildings, obtaining 100% ownership of Borga. On January 24, 2014, we contributed our holdings in Borga to STI Holding, Inc. ("STI"), a wholly-owned holding company. On July 1, 2014, we began consolidating STI and as a result, we reported Borga, Inc. as a separate controlled company from July 1, 2014 until its sale on August 20, 2014. On August 20, 2014, we sold the assets of Borga, a wholly-owned subsidiary of STI, for net proceeds of $382 and realized a loss of $2,589 on the sale.

(22)
Investment has been designated as an investment not “qualifying” under Section 55(a) of the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. We monitor the status of these assets on an ongoing basis.

(23)	NCP Finance Limited Partnership, NCP Finance Ohio, LLC and certain affiliates thereof, are joint borrowers on our subordinated secured investment.

(24)
On May 6, 2011, we made a secured first lien $24,250 debt investment to NMMB, Inc. (f/k/a NMMB Acquisition, Inc.) ("NMMB" ), a $2,800 secured debt and $4,400 equity investment to NMMB Holdings, Inc ("NMMB Holdings"). We owned 100% of the Series A Preferred Stock in NMMB Holdings. NMMB Holdings owned 100% of the Convertible Preferred Stock in NMMB. On December 13, 2013, we provided $8,086 in preferred equity for the recapitalization of NMMB Holdings. After the restructuring, we received repayment of $2,800 secured debt outstanding. We own 100% of the equity of NMMB Holdings as of September 30, 2014 and June 30, 2014. NMMB Holdings owns 92.93% and 83.48% of the fully diluted equity of NMMB as of September 30, 2014 and June 30, 2014, respectively. NMMB owns 100% of Refuel Agency, Inc (“Refuel Agency”), which owns 100% of Armed Forces Communications, Inc. (“Armed Forces”). On June 12, 2014, Prospect made a new $7,000 senior secured term loan to Armed Forces. Armed Forces distributed this amount to Refuel Agency as a return of capital. Refuel Agency distributed this amount to NMMB as a return of capital, which was used to pay down $7,000 of NMMB’s $10,714 senior secured term loan to Prospect. On July 1, 2014, we began consolidating NMMB Holdings and as a result, we now report NMMB, Inc. as a separate controlled company.

(25)
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 2.00%. As of September 30, 2014 and June 30, 2014, we had $202,963 and $143,597, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies.

(26)
Stated interest rates are based on September 30, 2014 and June 30, 2014 one month or three month LIBOR rates plus applicable spreads based on the respective credit agreements. Interest rates are subject to change based on actual elections by the borrower for a LIBOR rate contract or Base Rate contract when drawing on the revolver.

(27)
On July 30, 2010, we made a $30,000 senior secured debt investment in Airmall Inc. ("Airmall" ), a $12,500 secured second lien in AMU Holdings Inc. ("AMU"), and acquired 100% of the Series A preferred stock and common stock of AMU. Our preferred stock in AMU has a 12.0% dividend rate which is paid from the dividends received from its operating subsidiary, Airmall. AMU owns 100% of the common stock in Airmall. On December 4, 2013, we sold a $972 participation in both debt investments, equal to 2% of the outstanding principal amount of loans on that date. On June 13, 2014, Prospect made a new $19,993 investment as a senior secured loan to Airmall. Airmall then distributed this amount to AMU as a return of capital, which AMU used to pay down the senior subordinated loan in the same amount. The minority interest held by a third party in AMU was exchanged for common stock of Airmall. As of June 30, 2014, we owned 100% of the equity of AMU, which owns 98% of Airmall. On July 1, 2014, we began consolidating AMU and as a result, we reported Airmall Inc. as a separate controlled company from July 1, 2014 until its sale on August 1, 2014. On August 1, 2014, we sold our investments in Airmall for net proceeds of $51,379 and realized a loss of $3,473 on the sale. In addition, there is $6,000 being held in escrow, of which 98% is due to Prospect, which will be recognized as an additional realized loss if it is not received.

See notes to consolidated financial statements.
F-35

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2014 (Unaudited) and June 30, 2014 (Audited) (Continued)

(28)
Progrexion Marketing, Inc., Progrexion Teleservices, Inc., Progrexion ASG, Inc., Progrexion IP, Inc. and Efolks, LLC are joint borrowers on our senior secured investment. Progrexion Holdings, Inc. and eFolks Holdings, Inc. are the guarantors of this debt investment.

(29)
First Tower Holdings of Delaware LLC (“First Tower Delaware”), an entity that we own 100% of the membership interests, owns 80.1% of First Tower Finance Company LLC (“First Tower Finance”), which owns 100% of First Tower, LLC (“First Tower”), the operating company. On June 24, 2014, Prospect made a new $251,246 second lien term loan to First Tower. First Tower distributed this amount to First Tower Finance, which distributed this amount to First Tower Delaware as a return of capital. First Tower Delaware used the distribution to partially pay down the Senior Secured Revolving Credit Facility. The remaining $23,712 of the Senior Secured Revolving Credit Facility was then converted to additional membership interests held by Prospect in First Tower Delaware. On July 1, 2014, we began consolidating First Tower Delaware and as a result, we now report First Tower Finance Company LLC as a separate controlled company.

(30)
Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”), an entity that we own 100% of the common equity, owns 70% of the equity of Arctic Energy Services, LLC (“Arctic Energy”), the operating company. On July 1, 2014, we began consolidating Arctic Equipment and as a result, we now report Arctic Energy Services, LLC as a separate controlled company.

(31)	We own 2.8% (13,220 shares) of the Mineral Fusion Natural, LLC, a subsidiary of Caleel + Hayden, LLC, common and preferred interest.

(32)
APH Property Holdings, LLC (“APH”), an entity that we own 100% of the membership interests, owns 100% of the common equity of American Property REIT Corp. (f/k/a American Property Holdings Corp.) ("APRC"), a qualified REIT which holds investments in several real estate properties. Effective as of April 1, 2014, Prospect made a new $167,162 senior term loan to APRC. APRC then distributed this amount to APH as a return of capital which was used to pay down the Senior Term Loan from APH by the same amount. See Note 3 for further discussion of the properties held by APRC. On July 1, 2014, we began consolidating APH and as a result, we now report American Property REIT Corp. as a separate controlled company.

(33)
CCPI Holdings Inc. ("CCPI Holdings"), an entity that we own 100% of the common stock, owns 94.98% and 95.13% of CCPI Inc. ("CCPI"), the operating company, at September 30, 2014 and June 30, 2014, respectively. On June 13, 2014, Prospect made a new $8,218 senior secured note to CCPI. CCPI then distributed this amount to CCPI Holdings as a return of capital which was used to pay down the $8,216 senior secured note from CCPI Holdings to Prospect. The remaining $2 was distributed to Prospect as a return of capital of Prospect's equity investment in CCPI Holdings. On July 1, 2014, we began consolidating CCPI Holdings and as a result, we now report CCPI Inc. as a separate controlled company.

(34)
Credit Central Holdings of Delaware, LLC ("Credit Central Delaware"), an entity that we own 100% of the membership interests, owns 74.75% of Credit Central Loan Company, LLC (f/k/a Credit Central Holdings, LLC) ("Credit Central"), which owns 100% of each of Credit Central, LLC, Credit Central South, LLC, Credit Central of Texas, LLC, and Credit Central of Tennessee, LLC, the operating companies. On June 26, 2014, Prospect made a new $36,333 second lien term loan to Credit Central. Credit Central then distributed this amount to Credit Central Delaware as a return of capital which was used to pay down the Senior Secured Revolving Credit Facility from Credit Central Delaware by the same amount. The remaining amount of the Senior Secured Revolving Credit Facility, $3,874, was then converted into additional membership interests in Credit Central Delaware. On July 1, 2014, we began consolidating Credit Central Delaware and as a result, we now report Credit Central Loan Company, LLC as a separate controlled company.

(35)
Valley Electric Holdings I, Inc. (“Valley Holdings I”), an entity that we own 100% of the common stock, owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”). Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”), as of September 30, 2014 and June 30, 2014. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”). On June 24, 2014, Valley Holdings II and management of Valley formed Valley Electric and contributed their shares of Valley stock to Valley Electric. Prospect made a new $20,471 senior secured loan to Valley Electric. Valley Electric then distributed this amount to Valley Holdings I, via Valley Holdings II, as a return of capital which was used to pay down the senior secured note of Valley Holdings I by the same amount. The remaining principal amount of the senior secured note, $16,754, was then contributed to the capital of Valley Holdings I. On July 1, 2014, we began consolidating Valley Holdings I and Valley Holdings II and as a result, we now report Valley Electric Company, Inc. as a separate controlled company.

See notes to consolidated financial statements.
F-36

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2014 (Unaudited) and June 30, 2014 (Audited) (Continued)

(36)
Nationwide Acceptance Holdings LLC ("Nationwide Holdings"), an entity that we own 100% of the membership interests, owns 93.79% of Nationwide Acceptance LLC ("Nationwide"), the operating company. On June 18, 2014, Prospect made a new $14,820 second lien term loan to Nationwide. Nationwide distributed this amount to Nationwide Holdings as a return of capital. Nationwide Holdings used the distribution to pay down the Senior Secured Revolving Credit Facility. The remaining $9,888 of the Senior Secured Revolving Credit Facility was then converted into additional membership interests in Nationwide Holdings. On July 1, 2014, we began consolidating Nationwide Holdings and as a result, we now report Nationwide Acceptance LLC as a separate controlled company.

(37)
On April 15, 2013, assets previously held by H&M Oil & Gas, LLC ("H&M") were assigned to Wolf Energy, LLC ("Wolf Energy") in exchange for a $66,000 term loan secured by the assets. The cost basis in this loan of $44,632 was determined in accordance with ASC 310-40, Troubled Debt Restructurings by Creditors, and was equal to the fair value of assets at the time of transfer resulting in a capital loss of $19,647 in connection with the foreclosure on the assets. On May 17, 2013, Wolf Energy sold the assets located in Martin County, which were previously held by H&M, for $66,000. Proceeds from the sale were primarily used to repay the loan and net profits interest receivable due to us resulting in a realized capital gain of $11,826. We received $3,960 of structuring and advisory fees from Wolf Energy during the year ended June 30, 2013 related to the sale and $991 under the net profits interest agreement which was recognized as other income during the fiscal year ended June 30, 2013.

(38)
CP Holdings of Delaware LLC ("CP Holdings"), an entity that we own 100% of the membership interests, owns 82.9% of CP Energy Services Inc. ("CP Energy), which owns 100% of several other subsidiaries. CP Energy owns directly or indirectly 100% of each of CP Well Testing Services, LLC (“CP Well Testing”), CP Well Testing, LLC, Fluid Management Services, Inc., Fluid Management Services LLC, Wright Transport, Inc., Wright Foster Disposals, LLC, Foster Testing Co, Inc., ProHaul Transports, LLC, Artexoma Logistics, LLC, and Wright Trucking, Inc. On April 1, 2014, Prospect made new loans to CP Well, ProHaul Transports, LLC and Wright Trucking, Inc. and Foster Testing Co, Inc. as co-borrowers, comprised of two first lien loans in the amount of $11,035 and $72,238 and a second lien loan in the amount of $15,000. The proceeds of these loans were used to repay CP Well Testing’s senior secured term loan and CP Energy’s senior secured term loan from Prospect. CP Holdings continues to own 82.9% of the equity of CP Energy at September 30, 2014. On July 1, 2014, we began consolidating CP Holdings and as a result, we now report CP Energy Services Inc. as a separate controlled company.

(39)	Wind River Resources Corporation and Wind River II Corporation are joint borrowers on our senior secured loan.

(40)
NPH Property Holdings, LLC (“NPH”), an entity that we own 100% of the membership interests, owns 100% of the common equity of National Property REIT Corp. (f/k/a National Property Holdings Corp.) ("NPRC"), a property REIT which holds investments in several real estate properties. Additionally, through its wholly-owned subsidiaries, NPRC invests in peer-to-peer consumer loans. Effective as of April 1, 2014, Prospect made a new $104,460 senior term loan to NPRC. NPRC then distributed this amount to NPH as a return of capital which was used to pay down the Senior Term Loan from NPH by the same amount. See Note 3 for further discussion of the properties held by NPRC. On July 1, 2014, we began consolidating NPH and as a result, we now report National Property REIT Corp. as a separate controlled company.

(41)
UPH Property Holdings, LLC (“UPH”), an entity that we own 100% of the membership interests, owns 100% of the common equity of United Property REIT Corp. (f/k/a United Property Holdings Corp.) ("UPRC"), a property REIT which holds investments in several real estate properties. Effective as of April 1, 2014, Prospect made a new $19,027 senior term loan to UPRC. UPRC then distributed this amount to UPH as a return of capital which was used to pay down the Senior Term Loan from UPH by the same amount. See Note 3 for further discussion of the properties held by UPRC. On July 1, 2014, we began consolidating UPH and as a result, we now report United Property REIT Corp. as a separate controlled company.

(42)
On April 4, 2008, we acquired a controlling equity interest in ARRM Services, Inc. ("ARRM"), which owns 100% of Ajax Rolled Ring & Machine, LLC ("Ajax"), the operating company. As of September 30, 2014 and June 30, 2014, we control 79.53% of the fully-diluted common, 85.76% of the Series A Preferred and 100% of the Series B Preferred equity of ARRM.

(43)
Harbortouch Holdings of Delaware Inc. ("Harbortouch Delaware"), an entity that we own 100% of the common stock, owns 100% of the Class C voting units of Harbortouch Payments, LLC (“Harbortouch”), which provide for a 53.5% residual profits allocation. Harbortouch management owns 100% of the Class B and Class D voting units of Harbortouch, which provide for a 46.5% residual profits allocation. Harbortouch owns 100% of Credit Card Processing USA, LLC. On April 1, 2014, Prospect made a new $137,226 senior secured term loan to Harbortouch. Harbortouch then distributed this amount to Harbortouch Delaware as a return of capital which was used to pay down the $123,000 senior secured note from Harbortouch Delaware to Prospect. The remaining $14,226 was distributed to Prospect as a return of capital of Prospect’s equity investment in Harbortouch Delaware. On July 1, 2014, we began consolidating Harbortouch Delaware and as a result, we now report Harbortouch Payments, LLC as a separate controlled company.

See notes to consolidated financial statements.
F-37

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2014 (Unaudited) and June 30, 2014 (Audited) (Continued)

(44)
As defined in the 1940 Act, we are deemed to "Control" these portfolio companies because we own more than 25% of the portfolio company's outstanding voting securities. Transactions during the three months ended September 30, 2014 with these controlled investments were as follows:

Portfolio Company	Purchases*	Redemptions*	Sales	Interest income	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Airmall Inc.	$—	$(47,580)	$(9,920)	$576	$—	$3,000	$(3,473)	$12,216
American Property REIT Corp.	13	(31)	—	4,930	—	403	—	(10,220)
Appalachian Energy LLC	—	(2,050)	—	—	—	—	(2,042)	2,050
Arctic Energy Services, LLC	—	—	—	1,694	—	—	—	261
ARRM Services, Inc.	—	—	—	519	—	—	—	3,200
Borga, Inc.	—	(588)	(2,589)	—	—	—	(2,589)	2,741
BXC Company, Inc.	250	(750)	(16,949)	—	—	5	(16,949)	15,333
CCPI Inc.	—	(138)	—	824	—	—	—	33
Change Clean Energy Company, LLC	—	—	—	—	—	—	—	—
Coalbed, LLC	—	—	—	—	—	—	—	—
CP Energy Services Inc.	—	(1)	—	4,118	—	—	—	(932)
Credit Central Loan Company, LLC	—	(2,038)	—	1,857	—	—	—	(1,513)
Echelon Aviation LLC	5,800	(37,313)	(400)	2,563	—	—	—	(9,011)
First Tower Finance Company LLC	—	(3,861)	—	10,916	—	—	—	2,051
Freedom Marine Solutions, LLC	—	(486)	—	1,126	—	—	—	3,391
Gulf Coast Machine & Supply Company	2,000	—	—	523	—	—	—	(2,785)
Harbortouch Payments, LLC	26,431	(3,390)	—	6,874	14	579	—	3,896
The Healing Staff, Inc.	—	—	—	—	—	—	650	(1)
Manx Energy, Inc.	—	—	—	—	—	—	—	—
MITY, Inc.	500	(94)	—	1,463	—	—	—	2,832
National Property REIT Corp.	37,500	(2)	—	3,309	—	293	—	3,638
Nationwide Acceptance LLC	938	(3,021)	—	758	671	—	—	(8)
NMMB, Inc.	—	—	—	406	—	—	—	(919)
R-V Industries, Inc.	—	—	—	760	74	—	—	(1,521)
United Property REIT Corp.	55,895	(72)	—	693	—	1,383	—	(917)
Valley Electric Company, Inc.	—	(74)	—	1,219	—	—	—	(4,551)
Wolf Energy, LLC	—	512	—	—	—	—	—	(1,972)
Yatesville Coal Company, LLC	—	—	—	—	—	—	—	—
Total	$129,327	$(100,977)	$(29,858)	$45,128	$759	$5,663	$(24,403)	$17,292

(45)
As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the three months ended September 30, 2014 with these affiliated investments were as follows:

Portfolio Company	Purchases*	Redemptions*	Sales	Interest income	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
BNN Holdings Corp.	$44,000	$(29,170)	$—	$837	$1,429	$226	$—	$(495)
Total	$44,000	$(29,170)	$—	$837	$1,429	$226	$—	$(495)

See notes to consolidated financial statements.
F-38

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2014 (Unaudited) and June 30, 2014 (Audited) (Continued)

(46)
As defined in the 1940 Act, we are deemed to "Control" these portfolio companies because we own more than 25% of the portfolio company's outstanding voting securities. Transactions during the year ended June 30, 2014 with these controlled investments were as follows:

Portfolio Company	Purchases*	Redemptions*		Sales	Interest income	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AMU Holdings Inc.	$7,600	$(593)		$(972)	$6,579	$12,000	$—	$—	$(15,694)
APH Property Holdings, LLC	163,747	(118,186)	**	—	18,788	—	5,946	—	3,393
Arctic Oilfield Equipment USA, Inc.	60,876	—		—	1,050	—	1,713	—	238
ARRM Services, Inc.	25,000	(24,251)		—	(733)	—	148	—	(14,957)
BXC Company, Inc. (f/k/a BXC Holding Company)***	300	—		—	—	—	—	—	(3,796)
CCPI Holdings Inc.	—	(450)		—	3,312	500	71	—	(1,443)
CP Holdings of Delaware LLC	113,601	(100)		—	13,858	—	1,864	—	16,618
Credit Central Holdings of Delaware, LLC	2,500	(159)		—	7,845	4,841	521	—	(2,371)
Echelon Aviation LLC	92,628	—		—	2,809	—	2,771	—	—
Energy Solutions Holdings Inc.	16,000	(8,525)		—	8,245	—	2,480	—	(2,168)
First Tower Holdings of Delaware LLC	10,000	—		—	54,320	—	10,560	—	17,003
Gulf Coast Machine & Supply Company	28,450	(26,213)		—	1,449	—	—	—	(777)
Harbortouch Holdings of Delaware Inc.	278,694	—		—	6,879	—	7,536	—	12,620
The Healing Staff, Inc.	—	—		—	—	—	5,825	—	—
Manx Energy, Inc.	—	(450)		—	—	—	—	—	104
MITY Holdings of Delaware Inc.	47,985	—		—	4,693	—	1,049	—	1,127
Nationwide Acceptance Holdings LLC	4,000	—		—	4,429	5,000	1,854	—	772
NMMB Holdings, Inc.	8,086	(8,086)		—	2,051	—	—	—	(6,852)
NPH Property Holdings, LLC	40,425	85,724	**	—	5,973	—	1,029	—	(2,088)
R-V Industries, Inc.	—	(2,339)		—	3,188	1,100	—	—	2,005
STI Holding, Inc.	—	(125)		—	—	3,246	—	—	(25)
UPH Property Holdings, LLC	1,405	22,562	**	—	1,101	—	156	—	426
Valley Electric Holdings I, Inc.	—	(200)		—	7,471	—	148	—	(23,304)
Wolf Energy Holdings Inc.	—	—		—	—	—	—	—	(1,350)
Total	$901,297	$(81,391)		$(972)	$153,307	$26,687	$43,671	$—	$(20,519)

(47)
As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2014 with these affiliated investments were as follows:

Portfolio Company	Purchases*	Redemptions*	Sales	Interest income	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
BNN Holdings Corp.	$—	$(600)	$—	$2,974	$—	$—	$—	$(194)
BXC Holding Company***	—	(100)	—	1,384	—	17	—	(4,163)
Smart, LLC	—	—	—	—	—	—	—	(143)
Total	$—	$(700)	$—	$4,358	$—	$17	$—	$(4,500)
*Purchase amounts do not include payment-in-kind interest. Repayment amounts include impairments.
**These amounts represent the investments transferred from APH to NPH and UPH, respectively.
***During the year ended June 30, 2014, we acquired control of BXC Company, Inc. (f/k/a BXC Holding Company). As such, this investment was a controlled investment for part of the year and an affiliated investment for part of the year. See Note 14 for further discussion of this transaction.

See notes to consolidated financial statements.
F-39

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

Note 1. Organization
In this report, the terms “Prospect,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise.
We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes.
On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly-owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014 and purchases a series of small business whole loans on a recurring basis, which are originated by OnDeck Capital, Inc. (“OnDeck”) and Direct Capital Corporation ("Direct Capital"), online small business lenders. Both of these subsidiaries have been consolidated since their formation.
Effective July 1, 2014, we began consolidating certain of our wholly-owned and substantially wholly-owned holding companies formed by us in order to facilitate our investment strategy. As of and for the three months ended September 30, 2014, the following companies are included in our consolidated financial statements: AMU Holdings Inc.; APH Property Holdings, LLC; Arctic Oilfield Equipment USA, Inc.; CCPI Holdings Inc.; CP Holdings of Delaware LLC; Credit Central Holdings of Delaware, LLC; Energy Solutions Holdings Inc.; First Tower Holdings of Delaware LLC; Harbortouch Holdings of Delaware Inc.; MITY Holdings of Delaware Inc.; Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc.; NPH Property Holdings, LLC; STI Holding, Inc.; UPH Property Holdings, LLC; Valley Electric Holdings I, Inc.; Valley Electric Holdings II, Inc.; and Wolf Energy Holdings Inc. We collectively refer to these entities as the "Consolidated Holding Companies."
Note 2. Significant Accounting Policies
Basis of Presentation and Consolidation
The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form 10-Q, ASC 946, Financial Services—Investment Companies (“ASC 946”), and Articles 6 and 10 of Regulation S-X. Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Our consolidated financial statements include the accounts of Prospect, PCF, PSBL, and the Consolidated Holding Companies. All intercompany balances and transactions have been eliminated in consolidation. The financial results of our non-substantially wholly-owned holding companies and operating portfolio company investments are not consolidated in the financial statements. Any operating companies owned by the Consolidated Holding Companies are not consolidated.
Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.
Cash and Cash Equivalents
Cash and cash equivalents include funds deposited with financial institutions and short-term, highly-liquid overnight investments in money market funds. Cash and cash equivalents are carried at cost which approximates fair value.

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Investment Classification
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, "Control Investments" are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Under the 1940 Act, "Affiliate Investments" are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. "Non-Control/Non-Affiliate Investments" are those that are neither Control Investments nor Affiliate Investments.
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.
Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:
Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.
Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.
Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.
Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.
Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making the security less likely to be an income producing instrument.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement ("ASC 820"), that defines fair value, establishes a framework for measuring fair value in conformity with GAAP, and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.

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In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms conduct independent valuations and make their own independent assessments.

3.	The Audit Committee of our Board of Directors reviews and discusses the preliminary valuation of Prospect Capital Management LLC (the “Investment Adviser”) and that of the independent valuation firms.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Investments are valued utilizing a yield analysis, enterprise value (“EV”) analysis, net asset value analysis, liquidation analysis, discounted cash flow analysis, or a combination of methods, as appropriate. The yield analysis uses loan spreads and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV analysis, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market multiples approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent M&A transactions and/or a discounted cash flow analysis. The net asset value analysis is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation analysis is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow analysis uses valuation techniques to convert future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in fair value pricing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as ASC 820 Level 3 securities and are valued using a discounted cash flow model. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each CLO security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for such security. To value a CLO, both the assets and the liabilities of the CLO capital structure are modeled. We use a waterfall engine to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, distribute the cash flows to the liability structure based on the payment priorities, and discount them back using current market discount rates. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.
Valuation of Other Financial Assets and Financial Liabilities
ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to choose, at specified election dates, to measure eligible items at fair value (the "Fair Value Option"). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. See Note 8 for further discussion of our financial liabilities that are measured using another measurement attribute.

F-42

Convertible Notes
We have recorded the Convertible Notes at their contractual amounts. The Convertible Notes were analyzed for any features that would require bifurcation and such features were determined to be immaterial. See Note 5 for further discussion.
Revenue Recognition
Realized gains or losses on the sale of investments are calculated using the specific identification method.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or amortization of premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot Capital Funding, Inc. (“Patriot”) was determined based on the difference between par value and fair value as of December 2, 2009, and continued to accrete until maturity or repayment of the respective loans. As of March 31, 2014, the purchase discount for the assets acquired from Patriot had been fully accreted. See Note 3 for further discussion.
Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, are likely to remain current. As of September 30, 2014, less than 0.1% of our total assets are in non-accrual status.
Interest income from investments in the “equity” class of security of CLO funds (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.
Dividend income is recorded on the ex-dividend date.
Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income. See Note 10 for further discussion.
Federal and State Income Taxes
We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. As of September 30, 2014, we had a deposit with the IRS for excise taxes as we have made estimated excise tax payments in excess of our expected excise tax liability for the calendar year ending December 31, 2014.

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If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.
We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of September 30, 2014 and for the three months then ended, we did not have a liability for any unrecognized tax benefits, respectively. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our tax returns for each of our federal tax years since 2010 remain subject to examination by the Internal Revenue Service.
Dividends and Distributions
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management’s estimate of our future earnings. Net realized capital gains, if any, are distributed at least annually.
Financing Costs
We record origination expenses related to our Revolving Credit Facility and Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Unsecured Notes”) as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our Revolving Credit Facility and the effective interest method for our Unsecured Notes over the respective expected life or maturity.
We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of SEC registration fees, legal fees and accounting fees incurred. These prepaid assets are charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed.
Guarantees and Indemnification Agreements
We follow ASC 460, Guarantees (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.
Per Share Information
Net increase or decrease in net assets resulting from operations per share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net asset value per share.
Recent Accounting Pronouncements
In August 2014, the FASB issued Accounting Standards Update 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”). ASU 2014-15 will explicitly require management to assess an entity’s ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. The new standard will be effective for all entities in the first annual period ending after December 15, 2016. Earlier adoption is permitted. The adoption of the amended guidance in ASU 2014-15 is not expected to have a significant effect on our consolidated financial statements and disclosures.

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Note 3. Portfolio Investments
At September 30, 2014, we had investments in 140 long-term portfolio investments, which had an amortized cost of $6,358,720 and a fair value of $6,253,493. At June 30, 2014, we had investments in 142 long-term portfolio investments, which had an amortized cost of $6,371,522 and a fair value of $6,253,739.
The original cost basis of debt placements and equity securities acquired, including follow-on investments for existing portfolio companies, totaled $887,205 and $556,843 during the three months ended September 30, 2014 and September 30, 2013, respectively. Debt repayments and proceeds from sales of equity securities of approximately $863,144 and $164,167 were received during the three months ended September 30, 2014 and September 30, 2013, respectively.
The following table shows the composition of our investment portfolio as of September 30, 2014 and June 30, 2014.

	September 30, 2014		June 30, 2014
	Cost	Fair Value	Cost	Fair Value
Revolving Line of Credit	$11,350	$11,350	$3,445	$2,786
Senior Secured Debt	3,460,788	3,406,566	3,578,339	3,514,198
Subordinated Secured Debt	1,333,038	1,259,671	1,272,275	1,200,221
Subordinated Unsecured Debt	92,665	92,665	85,531	85,531
Small Business Whole Loans	11,760	12,539	4,637	4,252
CLO Debt	28,239	33,219	28,118	33,199
CLO Residual Interest	1,069,203	1,123,282	1,044,656	1,093,985
Equity	351,677	314,201	354,521	319,567
Total Investments	$6,358,720	$6,253,493	$6,371,522	$6,253,739
In the table above and throughout the remainder of this footnote, we aggregate our portfolio investments by type of investment, which may differ slightly from the nomenclature used by the constituent instruments defining the rights of holders of the investment, as disclosed on our Consolidated Schedules of Investments ("SOI"). The following investments are included in each category:

•	Senior Secured Debt includes investments listed on the SOI such as senior secured term loans, senior term loans, secured promissory notes, senior demand notes, and first lien term loans.

•	Subordinated Secured Debt includes investments listed on the SOI such as subordinated secured term loans, subordinated term loans, senior subordinated notes, and second lien term loans.

•	Subordinated Unsecured Debt includes investments listed on the SOI such as subordinated unsecured notes and senior unsecured notes.

•	Small Business Whole Loans includes our investments in small business whole loans originated by OnDeck and Direct Capital.

•	CLO Debt includes our investments in the "debt" class of security of CLO funds.

•	CLO Residual Interest includes our investments in the "equity" class of security of CLO funds such as income notes, preference shares, and subordinated notes.

•
Equity includes our investments in preferred stock, common stock, membership interests, net profits interests, overriding royalty interests, escrows receivable, and warrants, unless specifically stated otherwise.

F-45

The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of September 30, 2014.

	Level 1	Level 2	Level 3	Total
Revolving Line of Credit	$—	$—	$11,350	$11,350
Senior Secured Debt	—	—	3,406,566	3,406,566
Subordinated Secured Debt	—	—	1,259,671	1,259,671
Subordinated Unsecured Debt	—	—	92,665	92,665
Small Business Whole Loans	—	—	12,539	12,539
CLO Debt	—	—	33,219	33,219
CLO Residual Interest	—	—	1,123,282	1,123,282
Equity	159	—	314,042	314,201
Total Investments	$159	$—	$6,253,334	$6,253,493
The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2014.

	Level 1	Level 2	Level 3	Total
Revolving Line of Credit	$—	$—	$2,786	$2,786
Senior Secured Debt	—	—	3,514,198	3,514,198
Subordinated Secured Debt	—	—	1,200,221	1,200,221
Subordinated Unsecured Debt	—	—	85,531	85,531
Small Business Whole Loans	—	—	4,252	4,252
CLO Debt	—	—	33,199	33,199
CLO Residual Interest	—	—	1,093,985	1,093,985
Equity	168	—	319,399	319,567
Total Investments	$168	$—	$6,253,571	$6,253,739

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The following tables show the aggregate changes in the fair value of our Level 3 investments during the three months ended September 30, 2014.

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2014	$1,640,454	$32,121	$4,580,996	$6,253,571
Net realized (loss) gain on investments	(24,403)	—	1,492	(22,911)
Net change in unrealized appreciation (depreciation)	17,292	(495)	(4,232)	12,565
Net realized and unrealized loss	(7,111)	(495)	(2,740)	(10,346)
Purchases of portfolio investments	129,327	44,000	707,991	881,318
Payment-in-kind interest	3,759	—	2,128	5,887
Amortization of discounts and premiums	—	—	(13,952)	(13,952)
Repayments and sales of portfolio investments	(106,432)	(29,170)	(727,542)	(863,144)
Transfers within Level 3(1)	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	—	—
Fair value as of September 30, 2014	$1,659,997	$46,456	$4,546,881	$6,253,334

	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Small Business Loans	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2014	$2,786	$3,514,198	$1,200,221	$85,531	$4,252	$33,199	$1,093,985	$319,399	$6,253,571
Net realized loss on investments	(1,095)	(15,063)	—	—	—	—	—	(6,753)	(22,911)
Net change in unrealized appreciation (depreciation)	659	9,920	(1,316)	—	1,163	(100)	4,752	(2,513)	12,565
Net realized and unrealized (loss) gain	(436)	(5,143)	(1,316)	—	1,163	(100)	4,752	(9,266)	(10,346)
Purchases of portfolio investments	9,000	648,140	145,787	6,593	12,651	—	39,105	20,042	881,318
Payment-in-kind interest	—	5,263	83	541	—	—	—	—	5,887
Accretion (amortization) of discounts and premiums	—	70	418	—	—	120	(14,560)	—	(13,952)
Repayments and sales of portfolio investments	—	(755,962)	(85,522)	—	(5,527)	—	—	(16,133)	(863,144)
Transfers within Level 3(1)	—	—	—	—	—	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	—	—	—	—	—	—	—
Fair value as of September 30, 2014	$11,350	$3,406,566	$1,259,671	$92,665	$12,539	$33,219	$1,123,282	$314,042	$6,253,334

(1)	Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred.

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The following tables show the aggregate changes in the fair value of our Level 3 investments during the three months ended September 30, 2013.

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2013	$811,634	$42,443	$3,318,663	$4,172,740
Net realized gain on investments	—	—	3,789	3,789
Net change in unrealized (depreciation) appreciation	(4,311)	(5,153)	3,213	(6,251)
Net realized and unrealized (loss) gain	(4,311)	(5,153)	7,002	(2,462)
Purchases of portfolio investments	141,999	—	410,263	552,262
Payment-in-kind interest	2,913	45	1,623	4,581
Accretion (amortization) of discounts and premiums	—	240	(10,194)	(9,954)
Repayments and sales of portfolio investments	(4,663)	(150)	(159,354)	(164,167)
Transfers within Level 3(1)	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	—	—
Fair value as of September 30, 2013	$947,572	$37,425	$3,568,003	$4,553,000

	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Small Business Loans	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2013	$8,729	$2,207,091	$1,024,901	$88,827	$—	$28,589	$658,086	$156,517	$4,172,740
Net realized gain on investments	—	45	40	—	—	—	—	3,704	3,789
Net change in unrealized (depreciation) appreciation	(24)	(24,321)	(6,626)	(11,637)	—	622	31,193	4,542	(6,251)
Net realized and unrealized (loss) gain	(24)	(24,276)	(6,586)	(11,637)	—	622	31,193	8,246	(2,462)
Purchases of portfolio investments	4,000	355,021	74,568	—	—	—	98,987	19,686	552,262
Payment-in-kind interest	—	3,409	836	336	—	—	—	—	4,581
Accretion (amortization) of discounts and premiums	—	295	227	3	—	109	(10,588)	—	(9,954)
Repayments and sales of portfolio investments	—	(96,593)	(35,365)	(28,364)	—	—	—	(3,845)	(164,167)
Transfers within Level 3(1)	—	—	(70,000)	70,000	—	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	—	—	—	—	—	—	—
Fair value as of September 30, 2013	$12,705	$2,444,947	$988,581	$119,165	$—	$29,320	$777,678	$180,604	$4,553,000

(1)	Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred.
For the three months ended September 30, 2014 and September 30, 2013, the net change in unrealized depreciation on the investments that use Level 3 inputs was $17,779 and $4,575 for investments still held as of September 30, 2014 and September 30, 2013, respectively.

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The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of September 30, 2014 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Senior Secured Debt	$2,420,574	Yield Analysis	Market Yield	6.4%-21.2%	10.7%
Senior Secured Debt	547,838	EV Analysis	EBITDA Multiple	3.5x-9.0x	7.1x
Senior Secured Debt	72,812	EV Analysis	N/A	N/A	N/A
Senior Secured Debt	2,110	Liquidation Analysis	N/A	N/A	N/A
Senior Secured Debt	374,582	Net Asset Value Analysis	Capitalization Rate	5.5%-10.1%	7.4%
Subordinated Secured Debt	891,631	Yield Analysis	Market Yield	7.7%-14.8%	11.4%
Subordinated Secured Debt	353,220	EV Analysis	EBITDA Multiple	4.5x-8.5x	7.4x
Subordinated Secured Debt	14,820	EV Analysis	Book Value Multiple	1.2x-1.4x	1.3x
Subordinated Unsecured Debt	86,072	Yield Analysis	Market Yield	7.2%-14.8%	12.7%
Subordinated Unsecured Debt	6,593	EV Analysis	EBITDA Multiple	5.8x-6.3x	6.0x
Small Business Whole Loans(1)	7,384	Discounted Cash Flow	Loss-Adjusted Discount Rate	18.0%-28.1%	20.7%
Small Business Whole Loans(2)	5,155	Discounted Cash Flow	Loss-Adjusted Discount Rate	27.6%-50.8%	33.4%
CLO Debt	33,219	Discounted Cash Flow	Discount Rate	4.2%-6.1%	5.0%
CLO Residual Interest	1,123,282	Discounted Cash Flow	Discount Rate	6.4%-19.8%	14.9%
Equity	209,859	EV Analysis	EBITDA Multiple	2.0x-9.0x	6.9x
Equity	13,012	EV Analysis	Book Value Multiple	1.2x-1.4x	1.3x
Equity	2,676	Yield Analysis	Market Yield	19.8%-24.7%	22.2%
Equity	69,571	Net Asset Value Analysis	Capitalization Rate	5.5%-10.1%	7.4%
Equity	2,905	Current Value Method	N/A	N/A	N/A
Equity	10,896	Discounted Cash Flow	Discount Rate	7.0%-9.0%	8.0%
Net Profits Interest	29	Liquidation Analysis	N/A	N/A	N/A
Escrow Receivable	5,094	Discounted Cash Flow	Discount Rate	6.9%-8.1%	7.5%
Total Level 3 Investments	$6,253,334

(1)
Includes our investments in small business whole loans originated by Direct Capital. Valuation also used projected loss rates as an unobservable input ranging from 3.0%-12.0%, with a weighted average of 4.0%.

(2)	Includes our investments in small business whole loans originated by OnDeck. Valuation also used projected loss rates as an unobservable input ranging from 3.5%-12.0%, with a weighted average of 6.4%.

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The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2014 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Senior Secured Debt	$2,550,073	Yield Analysis	Market Yield	5.5%-20.3%	11.1%
Senior Secured Debt	560,485	EV Analysis	EBITDA Multiple	3.5x-9.0x	7.1x
Senior Secured Debt	110,525	EV Analysis	N/A	N/A	N/A
Senior Secured Debt	3,822	Liquidation Analysis	N/A	N/A	N/A
Senior Secured Debt	292,079	Net Asset Value Analysis	Capitalization Rate	4.5%-10.0%	7.4%
Subordinated Secured Debt	832,181	Yield Analysis	Market Yield	8.7%-14.7%	10.9%
Subordinated Secured Debt	353,220	EV Analysis	EBITDA Multiple	4.5x-8.2x	6.2x
Subordinated Secured Debt	14,820	EV Analysis	Book Value Multiple	1.2x-1.4x	1.3x
Subordinated Unsecured Debt	85,531	Yield Analysis	Market Yield	7.4%-14.4%	12.1%
Small Business Whole Loans	4,252	Yield Analysis	Market Yield	75.5%-79.5%	77.5%
CLO Debt	33,199	Discounted Cash Flow	Discount Rate	4.2%-5.8%	4.9%
CLO Residual Interest	1,093,985	Discounted Cash Flow	Discount Rate	10.4%-23.7%	16.8%
Equity	222,059	EV Analysis	EBITDA Multiple	2.0x-15.3x	5.3x
Equity	15,103	EV Analysis	Book Value Multiple	1.2x-1.4x	1.3x
Equity	3,171	Yield Analysis	Market Yield	13.7%-16.5%	15.1%
Equity	63,157	Net Asset Value Analysis	Capitalization Rate	4.5%-10.0%	7.4%
Equity	14,107	Discounted Cash Flow	Discount Rate	8.0%-10.0%	9.0%
Net Profits Interest	213	Liquidation Analysis	N/A	N/A	N/A
Escrow Receivable	1,589	Discounted Cash Flow	Discount Rate	6.6%-7.8%	7.2%
Total Level 3 Investments	$6,253,571

In determining the range of value for debt instruments except CLOs, management and the independent valuation firm generally estimated corporate and security credit ratings and identified corresponding yields to maturity for each loan from relevant market data. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, to determine range of value. For non-traded equity investments, the enterprise value was determined by applying earnings before income tax, depreciation and amortization (“EBITDA”) multiples for similar guideline public companies and/or similar recent investment transactions. For stressed equity investments, a liquidation analysis was prepared. For the private REIT investments, enterprise values were determined based on an average of results from a net asset value analysis of the underlying property investments and a dividend yield analysis utilizing capitalization rates and dividend yields, respectively, for similar guideline companies and/or similar recent investment transactions.
In determining the range of value for our investments in CLOs, management and the independent valuation firm used a discounted cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each CLO security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for such security. A waterfall engine was used to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, distribute the cash flows to the liability structure based on the payment priorities, and discount them back using proper discount rates.
CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans. Our CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to us on our CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. Our CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on our value. We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold as those portfolios are managed by non-affiliated third party CLO collateral managers.

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The significant unobservable input used to value our investments based on the yield analysis and discounted cash flow analysis is the market yield (or applicable discount rate) used to discount the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Increases or decreases in the discount rate would result in a decrease or increase, respectively, in the fair value measurement. Management and the independent valuation firm consider the following factors when selecting market yields or discount rates: risk of default, rating of the investment and comparable company investments, and call provisions.
The significant unobservable inputs used to value our investments based on the EV analysis may include market multiples of specified financial measures such as EBITDA of identified guideline public companies, implied valuation multiples from precedent M&A transactions, and/or discount rates applied in a discounted cash flow analysis. The independent valuation firm identifies a population of publicly traded companies with similar operations and key attributes to that of the portfolio company. Using valuation and operating metrics of these guideline public companies and/or as implied by relevant precedent transactions, a range of multiples of the latest twelve months EBITDA, or other measure, is typically calculated. The independent valuation firm utilizes the determined multiples to estimate the portfolio company’s EV generally based on the latest twelve months EBITDA of the portfolio company (or other meaningful measure). Increases or decreases in the multiple may result in an increase or decrease, respectively, in EV which may increase or decrease the fair value measurement of the debt and/or equity investment, as applicable. In certain instances, a discounted cash flow analysis may be considered in estimating EV, in which case, discount rates based on a weighted average cost of capital and application of the Capital Asset Pricing Model may be utilized.
The significant unobservable input used to value our investments based on the net asset value analysis is the capitalization rate applied to earnings measure of the underlying property. Increases or decreases in the discount rate would result in a decrease or increase, respectively, in the fair value measurement.
Changes in market yields, discount rates, capitalization rates or EBITDA multiples, each in isolation, may change the fair value measurement of certain of our investments. Generally, an increase in market yields, discount rates or capitalization rates, or a decrease in EBITDA multiples may result in a decrease in the fair value measurement of certain of our investments.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

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During the three months ended September 30, 2014, we did not provide any additional financing to American Property REIT Corp. ("APRC") for the acquisition of real estate properties. As of September 30, 2014, our investment in APRC had an amortized cost of $204,517 and a fair value of $197,689.
As of September 30, 2014, APRC’s real estate portfolio was comprised of fourteen multi-family properties and one commercial property. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by APRC as of September 30, 2014.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	1557 Terrell Mill Road, LLC	Marietta, GA	12/28/2012	$23,500	$15,275
2	5100 Live Oaks Blvd, LLC	Tampa, FL	1/17/2013	63,400	39,600
3	Lofton Place, LLC	Tampa, FL	4/30/2013	26,000	16,965
4	Vista Palma Sola, LLC	Bradenton, FL	4/30/2013	27,000	17,550
5	Arlington Park Marietta, LLC	Marietta, GA	5/8/2013	14,850	9,650
6	APH Carroll Resort, LLC	Pembroke Pines, FL	6/24/2013	225,000	157,500
7	Cordova Regency, LLC	Pensacola, FL	11/15/2013	13,750	9,026
8	Crestview at Oakleigh, LLC	Pensacola, FL	11/15/2013	17,500	11,488
9	Inverness Lakes, LLC	Mobile, AL	11/15/2013	29,600	19,400
10	Kings Mill Pensacola, LLC	Pensacola, FL	11/15/2013	20,750	13,622
11	Plantations at Pine Lake, LLC	Tallahassee, FL	11/15/2013	18,000	11,817
12	Verandas at Rocky Ridge, LLC	Birmingham, AL	11/15/2013	15,600	10,205
13	Plantations at Hillcrest, LLC	Mobile, AL	1/17/2014	6,930	5,038
14	Crestview at Cordova, LLC	Pensacola, FL	1/17/2014	8,500	5,016
15	Taco Bell, OK	Yukon, OK	6/4/2014	1,719	—
				$512,099	$342,152
During the three months ended September 30, 2014, we provided $31,875 and $5,625 of debt and equity financing, respectively, to National Property REIT Corp. ("NPRC") to invest in peer-to-peer consumer loans. As of September 30, 2014, our investment in NPRC had an amortized cost of $165,280 and a fair value of $166,830.
NPRC’s peer-to-peer consumer loan investments are unsecured obligations of individual borrowers that are issued in amounts ranging from $1,000 to $35,000, with fixed interest rates and original maturities of three or five years. As of September 30, 2014, NPRC’s investment in peer-to-peer lending had a fair value of $91,252. The average individual loan balance is $12 and the loans mature on dates ranging from October 31, 2016 to October 2, 2019 with fixed terms of either 36 or 60 months. Fixed interest rates range from 6.1% to 28.5% with a weighted-average current interest rate of 16.4%.
As of September 30, 2014, NPRC’s real estate portfolio was comprised of nine multi-family properties and one commercial property. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by NPRC as of September 30, 2014.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	146 Forest Parkway, LLC	Forest Park, GA	10/24/2012	$7,400	$—
2	APH Carroll 41, LLC	Marietta, GA	11/1/2013	30,600	22,330
3	Matthews Reserve II, LLC	Matthews, NC	11/19/2013	22,063	17,571
4	City West Apartments II, LLC	Orlando, FL	11/19/2013	23,562	18,533
5	Vinings Corner II, LLC	Smyrna, GA	11/19/2013	35,691	26,640
6	Uptown Park Apartments II, LLC	Altamonte Springs, FL	11/19/2013	36,590	27,471
7	Mission Gate II, LLC	Plano, TX	11/19/2013	47,621	36,148
8	St. Marin Apartments II, LLC	Coppell, TX	11/19/2013	73,078	53,863
9	APH Carroll Bartram Park, LLC	Jacksonville, FL	12/31/2013	38,000	28,500
10	APH Carroll Atlantic Beach, LLC	Atlantic Beach, FL	1/31/2014	13,025	9,013
				$327,630	$240,069

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During the three months ended September 30, 2014, we provided $47,515 and $8,365 of debt and equity financing, respectively, to United Property REIT Corp. ("UPRC") for the acquisition of certain properties. As of September 30, 2014, our investment in UPRC had an amortized cost of $80,125 and a fair value of $79,634.
As of September 30, 2014, UPRC’s real estate portfolio was comprised of fourteen multi-families properties and eight commercial properties. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by UPRC as of September 30, 2014.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Atlanta Eastwood Village LLC	Stockbridge, GA	12/12/2013	$25,957	$19,785
2	Atlanta Monterey Village LLC	Jonesboro, GA	12/12/2013	11,501	9,193
3	Atlanta Hidden Creek LLC	Morrow, GA	12/12/2013	5,098	3,619
4	Atlanta Meadow Springs LLC	College Park, GA	12/12/2013	13,116	10,180
5	Atlanta Meadow View LLC	College Park, GA	12/12/2013	14,354	11,141
6	Atlanta Peachtree Landing LLC	Fairburn, GA	12/12/2013	17,224	13,575
7	Taco Bell, MO	Marshall, MO	6/4/2014	1,405	—
8	23 Mile Road Self Storage, LLC	Chesterfield, MI	8/19/2014	5,804	4,350
9	36th Street Self Storage, LLC	Wyoming, MI	8/19/2014	4,800	3,600
10	Ball Avenue Self Storage, LLC	Grand Rapids, MI	8/19/2014	7,281	5,460
11	Ford Road Self Storage, LLC	Westland, MI	8/29/2014	4,642	3,480
12	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	4,458	3,345
13	Ann Arbor Kalamazoo Self Storage, LLC	Scio, MI	8/29/2014	8,927	6,695
14	Ann Arbor Kalamazoo Self Storage, LLC	Kalamazoo, MI	8/29/2014	2,363	1,775
15	Canterbury Green Apartments Holdings LLC	Fort Wayne, IN	9/29/2014	85,500	65,825
16	Abbie Lakes OH Partners, LLC	Canal Winchester, OH	9/30/2014	12,600	10,440
17	Kengary Way OH Partners, LLC	Reynoldsburg, OH	9/30/2014	11,500	11,000
18	Lakeview Trail OH Partners, LLC	Canal Winchester, OH	9/30/2014	26,500	20,142
19	Lakepoint OH Partners, LLC	Pickerington, OH	9/30/2014	11,000	10,080
20	Sunbury OH Partners, LLC	Columbus, OH	9/30/2014	13,000	10,480
21	Heatherbridge OH Partners, LLC	Blacklick, OH	9/30/2014	18,416	15,480
22	Jefferson Chase OH Partners, LLC	Blacklick, OH	9/30/2014	13,551	12,240
				$318,997	$251,885
During the three months ended September 30, 2013, Energy Solutions Holdings Inc. repaid $4,250 of our subordinated secured debt to us. In addition to the repayment of principal, we received $2,409 of make-whole fees for early repayment of the outstanding loan receivables, which was recorded as additional interest income during the three months ended September 30, 2013.
On August 6, 2013, we received a distribution of $3,252 related to our investment in NRG Manufacturing, Inc. for which we realized a gain of the same amount. This was a partial release of the amount held in escrow.
On August 1, 2014, we sold our investments in Airmall Inc. ("Airmall") for net proceeds of $51,379 and realized a loss of $3,473 on the sale. In addition, there is $6,000 being held in escrow, of which 98% is due to Prospect, which will be recognized as an additional realized loss if it is not received. Included in the net proceeds were $3,000 of structuring fees from Airmall related to the sale of the operating company which was recognized as other income during the three months ended September 30, 2014.
On August 20, 2014, we sold the assets of Borga, Inc., a wholly-owned subsidiary of STI Holding, Inc., for net proceeds of $382 and realized a loss of $2,589 on the sale.
On August 25, 2014, we sold Boxercraft Incorporated, a wholly-owned subsidiary of BXC Company, Inc., for net proceeds of $750 and realized a net loss of $16,949 on the sale.
On September 15, 2014, Echelon Aviation LLC repaid $37,313 of the $78,121 loan receivable to us.

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On September 30, 2014, we made a $26,431 follow-on investment in Harbortouch Payments, LLC ("Harbortouch") to support an acquisition. As part of the transaction, we received $530 of structuring fee income and $50 of amendment fee income from Harbortouch.
During the three months ended September 30, 2014, we determined that the impairment of Appalachian Energy LLC was other-than-temporary and recorded a realized loss of $2,042 for the amount that the amortized cost exceeded the fair value.
During the three months ended September 30, 2013, we recognized $240 of interest income due to purchase discount accretion for the assets acquired from Patriot. As of March 31, 2014, the purchase discount for the assets acquired from Patriot had been fully accreted. As such, no such income was recognized during the three months ended September 30, 2014.
As of September 30, 2014, $4,518,855 of our loans, at fair value, bear interest at floating rates and $4,485,636 of those loans have LIBOR floors ranging from 1.0% to 5.5%. As of June 30, 2014, $4,499,955 of our loans, at fair value, bore interest at floating rates and $4,466,756 of those loans had LIBOR floors ranging from 1.25% to 6.00%.
At September 30, 2014, eight loan investments were on non-accrual status: Coalbed, LLC; The Healing Staff, Inc.; Manx Energy, Inc.; New Century Transportation, Inc.; Stryker Energy, LLC; Wind River Resources Corporation; Wolf Energy, LLC; and Yatesville Coal Company, LLC. At June 30, 2014, nine loan investments were on non-accrual status: BXC Company, Inc.; The Healing Staff, Inc.; Manx Energy, Inc.; New Century Transportation, Inc.; STI Holding, Inc.; Stryker Energy, LLC; Wind River Resources Corporation; Wolf Energy Holdings Inc.; and Yatesville Coal Company, LLC. Principal balances of these loans amounted to $135,523 and $163,408 as of September 30, 2014 and June 30, 2014, respectively. The fair value of these loans amounted to $2,110 and $5,937 as of September 30, 2014 and June 30, 2014, respectively. The fair values of these investments represent less than 0.1% and approximately 0.1% of our total assets as of September 30, 2014 and June 30, 2014, respectively. For the three months ended September 30, 2014 and September 30, 2013, the income foregone as a result of not accruing interest on non-accrual debt investments amounted to $7,994 and $5,570, respectively.
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 2.00%. As of September 30, 2014 and June 30, 2014, we had $202,963 and $143,597, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies.
Unconsolidated Significant Subsidiaries
Our investments are generally in small and mid-sized companies in a variety of industries. In accordance with Rules 3-09 and 4-08(g) of Regulation S-X, we must determine which of our unconsolidated majority-owned portfolio companies, if any, are considered "significant subsidiaries." In evaluating these investments, there are three tests utilized to determine if any of our investments are considered "significant subsidiaries": the investment test, the asset test and the income test. Rule 3-09 of Regulation S-X, as interpreted by the SEC, requires separate audited financial statements of an unconsolidated majority-owned subsidiary in an annual report if any of the three tests exceed 20% and Rule 4-08(g) of Regulation S-X requires summarized financial information in an annual report if any of the three tests exceed 10%.
At September 30, 2014 and June 30, 2014, we had no single investment that represented greater than 10% of our total investment portfolio at fair value. At September 30, 2014 and June 30, 2014, we had no single investment whose assets represented greater than 10% of our total assets. Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses, can fluctuate upon repayment or sale of an investment or the marking to fair value of an investment in any given year can be highly concentrated among several investments. After performing the analysis at June 30, 2014, we determined that First Tower Holdings of Delaware LLC and its subsidiaries ("First Tower Delaware") generated more than 10% of our income, but less than 20% of our income, primarily due to the unrealized gain that was recognized on the investment for the year ended June 30, 2014. As such, we provide summarized financial information as follows:

June 30, 2014
Balance Sheet Data
Cash and short-term investments	$60,368
Finance receivables, net	385,875
Intangibles, including goodwill	137,696
Other assets	14,066
Total liabilities	611,237
Member's equity/(deficit)	(13,233)

F-54

Three Months Ended September 30, 2013
Summary of Operations
Total revenue	$51,336
Total expenses	51,232
Net income	$104
On July 1, 2014, we began consolidating First Tower Delaware and as a result, we now report First Tower Finance Company LLC as a separate controlled company. As such, we provide summarized financial information for First Tower Finance Company LLC, the unconsolidated operating company, as follows:

September 30, 2014
Balance Sheet Data
Cash and short-term investments	$62,929
Finance receivables, net	411,901
Intangibles, including goodwill	133,699
Other assets	14,526
Total liabilities	640,528
Member's equity/(deficit)	(17,473)

Three Months Ended September 30, 2014
Summary of Operations
Total revenue	$53,130
Total expenses	52,730
Net income	$400
As the SEC has not released details on the mechanics of how the calculations related to Rules 3-09 and 4-08(g) of Regulation S-X are to be completed, there is diversity in practice for the calculation. Based on our interpretation of Rule 3-09 of Regulation S-X and related calculations, we do not believe that audited financial statements are required for First Tower Delaware on an annual basis. We expect that the SEC will clarify the calculation method in the future.
Note 4. Revolving Credit Facility
On March 27, 2012, we closed on an extended and expanded credit facility with a syndicate of lenders through PCF (the "2012 Facility"). The lenders had extended commitments of $857,500 under the 2012 Facility as of June 30, 2014, which was increased to $877,500 in July 2014. The 2012 Facility included an accordion feature which allowed commitments to be increased up to $1,000,000 in the aggregate. Interest on borrowings under the 2012 Facility was one-month Libor plus 275 basis points with no minimum Libor floor. Additionally, the lenders charged a fee on the unused portion of the 2012 Facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise.
On August 29, 2014, we renegotiated the 2012 Facility and closed an expanded five and a half year $800,000 revolving credit facility (the "2014 Facility" and collectively with the 2012 Facility, the "Revolving Credit Facility"). The lenders have extended commitments of $810,000 under the 2014 Facility as of September 30, 2014. The 2014 Facility includes an accordion feature which allows commitments to be increased up to $1,500,000 in the aggregate. The revolving period of the 2014 Facility extends through March 2019, with an additional one year amortization period (with distributions allowed) after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due, if required by the lenders.
The 2014 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2014 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2014 Facility. The

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2014 Facility also requires the maintenance of a minimum liquidity requirement. As of September 30, 2014, we were in compliance with the applicable covenants.
Interest on borrowings under the 2014 Facility is one-month Libor plus 225 basis points with no minimum Libor floor. Additionally, the lenders charge a fee on the unused portion of the 2014 Facility equal to either 50 basis points if at least 35% of the credit facility is drawn or 100 basis points otherwise. The 2014 Facility requires us to pledge assets as collateral in order to borrow under the credit facility.
As of September 30, 2014 and June 30, 2014, we had $627,712 and $780,620, respectively, available to us for borrowing under the Revolving Credit Facility, of which the amount outstanding was $411,000 and $92,000, respectively. As additional eligible investments are transferred to PCF and pledged under the Revolving Credit Facility, PCF will generate additional availability up to the current commitment amount of $810,000. As of September 30, 2014, the investments used as collateral for the Revolving Credit Facility had an aggregate fair value of $1,443,687, which represents 21.7% of our total investments and money market funds. These assets are held and owned by PCF, a bankruptcy remote special purpose entity, and as such, these investments are not available to our general creditors. The release of any assets from PCF requires the approval of the facility agent.
In connection with the origination and amendments of the Revolving Credit Facility, we incurred $7,422 of new fees and $3,539 of fees carried over for continuing participants from the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $10,663 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2014. $332 of fees were expensed relating to credit providers in the 2012 Facility who did not commit to the 2014 Facility.

During the three months ended September 30, 2014 and September 30, 2013, we recorded $4,011 and $2,476, respectively, of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense.
Note 5. Convertible Notes
On December 21, 2010, we issued $150,000 aggregate principal amount of convertible notes that mature on December 15, 2015 (the “2015 Notes”), unless previously converted or repurchased in accordance with their terms. The 2015 Notes bear interest at a rate of 6.25% per year, payable semi-annually on June 15 and December 15 of each year, beginning June 15, 2011. Total proceeds from the issuance of the 2015 Notes, net of underwriting discounts and offering costs, were $145,200.
On February 18, 2011, we issued $172,500 aggregate principal amount of convertible notes that mature on August 15, 2016 (the “2016 Notes”), unless previously converted or repurchased in accordance with their terms. The 2016 Notes bear interest at a rate of 5.50% per year, payable semi-annually on February 15 and August 15 of each year, beginning August 15, 2011. Total proceeds from the issuance of the 2016 Notes, net of underwriting discounts and offering costs, were $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 of the 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012.
On April 16, 2012, we issued $130,000 aggregate principal amount of convertible notes that mature on October 15, 2017 (the “2017 Notes”), unless previously converted or repurchased in accordance with their terms. The 2017 Notes bear interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126,035.
On August 14, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on March 15, 2018 (the “2018 Notes”), unless previously converted or repurchased in accordance with their terms. The 2018 Notes bear interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193,600.
On December 21, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on January 15, 2019 (the “2019 Notes”), unless previously converted or repurchased in accordance with their terms. The 2019 Notes bear interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193,600.
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500.

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Certain key terms related to the convertible features for the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes and the 2020 Notes (collectively, the "Convertible Notes") are listed below.

	2015 Notes	2016 Notes	2017 Notes	2018 Notes	2019 Notes	2020 Notes
Initial conversion rate(1)	88.0902	78.3699	85.8442	82.3451	79.7766	80.6647
Initial conversion price	$11.35	$12.76	$11.65	$12.14	$12.54	$12.40
Conversion rate at September 30, 2014(1)(2)	89.0157	79.3176	86.9426	83.6661	79.7865	80.6647
Conversion price at September 30, 2014(2)(3)	$11.23	$12.61	$11.50	$11.95	$12.53	$12.40
Last conversion price calculation date	12/21/2013	2/18/2014	4/16/2014	8/14/2014	12/21/2013	4/11/2014
Dividend threshold amount (per share)(4)	$0.101125	$0.101150	$0.101500	$0.101600	$0.110025	$0.110525

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at September 30, 2014 was calculated on the last anniversary of the issuance and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

(4)	The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment.
In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1 principal amount of the 2015 Notes (the “conversion rate cap”), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the "Guidance") permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.
Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.
Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.
In connection with the issuance of the Convertible Notes, we incurred $39,385 of fees which are being amortized over the terms of the notes, of which $26,019 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2014.

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During the three months ended September 30, 2014 and September 30, 2013, we recorded $18,589 and $13,310, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense.
Note 6. Public Notes
On May 1, 2012, we issued $100,000 aggregate principal amount of unsecured notes that mature on November 15, 2022 (the “2022 Notes”). The 2022 Notes bear interest at a rate of 6.95% per year, payable quarterly on February 15, May 15, August 15 and November 15 of each year, beginning August 15, 2012. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were $97,000.
On March 15, 2013, we issued $250,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “2023 Notes”). The 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the 2023 Notes, net of underwriting discounts and offering costs, were $245,885.
On April 7, 2014, we issued $300,000 aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $250,775.
The 2022 Notes, the 2023 Notes and the 5.00% 2019 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.
In connection with the issuance of the Public Notes, we incurred $11,366 of fees which are being amortized over the term of the notes, of which $10,075 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2014.
During the three months ended September 30, 2014 and September 30, 2013, we recorded $9,458 and $5,577, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense.
Note 7. Prospect Capital InterNotes®
On February 16, 2012, we entered into a Selling Agent Agreement (the “Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”), which was increased to $1,500,000 in May 2014. Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.
During the three months ended September 30, 2014, we did not issue any Prospect Capital InterNotes®.

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During the three months ended September 30, 2013, we issued $98,255 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $96,189. These notes were issued with stated interest rates ranging from 4.75% to 6.75% with a weighted average interest rate of 5.48%. These notes mature between July 15, 2018 and September 15, 2043. The following table summarizes the Prospect Capital InterNotes® issued during the three months ended September 30, 2013.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$51,537	4.75%–5.00%	4.99%	July 15, 2018 – September 15, 2018
5.5	3,820	5.00%	5.00%	February 15, 2019
6.5	1,800	5.50%	5.50%	February 15, 2020
7	14,399	5.50%–5.75%	5.59%	July 15, 2020 – September 15, 2020
7.5	1,996	5.75%	5.75%	February 15, 2021
15	940	6.00%	6.00%	August 15, 2028
18	4,062	6.00%–6.25%	6.21%	July 15, 2031 – August 15, 2031
20	1,127	6.00%	6.00%	September 15, 2033
25	3,372	6.50%	6.50%	August 15, 2038
30	15,202	6.50%–6.75%	6.63%	July 15, 2043 – September 15, 2043
	$98,255
During the three months ended September 30, 2014, we repaid $1,365 aggregate principal amount of our Prospect Capital InterNotes® in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. The following table summarizes the Prospect Capital InterNotes® outstanding as of September 30, 2014.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,149	4.00%	4.00%	April 15, 2017
4	45,751	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	212,905	4.25%–5.00%	4.91%	July 15, 2018 – August 15, 2019
5.5	3,820	5.00%	5.00%	February 15, 2019
6.5	1,800	5.50%	5.50%	February 15, 2020
7	256,724	4.00%–6.55%	5.39%	June 15, 2019 – May 15, 2021
7.5	1,996	5.75%	5.75%	February 15, 2021
10	41,867	3.24%–7.00%	6.19%	March 15, 2022 – May 15, 2024
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,465	5.00%–6.00%	5.14%	May 15, 2028 – November 15, 2028
18	25,274	4.125%–6.25%	5.49%	December 15, 2030 – August 15, 2031
20	5,817	5.625%–6.00%	5.85%	November 15, 2032 – October 15, 2033
25	34,823	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	124,226	5.50%–6.75%	6.23%	November 15, 2042 – October 15, 2043
	$784,305

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During the three months ended September 30, 2013, we repaid $55 aggregate principal amount of our Prospect Capital InterNotes® in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. During the year ended June 30, 2014, we repaid $6,869 aggregate principal amount of our Prospect Capital InterNotes® in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. In connection with the issuance of the 5.00% 2019 Notes, $45,000 of previously-issued Prospect Capital InterNotes® were exchanged for the 5.00% 2019 Notes. The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2014.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,149	4.00%	4.00%	April 15, 2017
4	45,751	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	212,915	4.25%–5.00%	4.91%	July 15, 2018 – August 15, 2019
5.5	3,820	5.00%	5.00%	February 15, 2019
6.5	1,800	5.50%	5.50%	February 15, 2020
7	256,903	4.00%–6.55%	5.39%	June 15, 2019 – May 15, 2021
7.5	1,996	5.75%	5.75%	February 15, 2021
10	41,952	3.23%–7.00%	6.18%	March 15, 2022 – May 15, 2024
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,465	5.00%–6.00%	5.14%	May 15, 2028 – November 15, 2028
18	25,435	4.125%–6.25%	5.49%	December 15, 2030 – August 15, 2031
20	5,847	5.625%–6.00%	5.85%	November 15, 2032 – October 15, 2033
25	34,886	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	125,063	5.50%–6.75%	6.22%	November 15, 2042 – October 15, 2043
	$785,670
In connection with the issuance of the Prospect Capital InterNotes®, we incurred $20,259 of fees which are being amortized over the term of the notes, of which $18,616 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of September 30, 2014.
During the three months ended September 30, 2014 and September 30, 2013, we recorded $10,856 and $6,044, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.
Note 8. Fair Value and Maturity of Debt Outstanding
The following table shows the maximum draw amounts and outstanding borrowings of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of September 30, 2014 and June 30, 2014.

	September 30, 2014		June 30, 2014
	Maximum Draw Amount	Amount Outstanding	Maximum Draw Amount	Amount Outstanding
Revolving Credit Facility	$810,000	$411,000	$857,500	$92,000
Convertible Notes	1,247,500	1,247,500	1,247,500	1,247,500
Public Notes	647,950	647,950	647,881	647,881
Prospect Capital InterNotes®	784,305	784,305	785,670	785,670
Total	$3,489,755	$3,090,755	$3,538,551	$2,773,051

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The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of September 30, 2014.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$411,000	$—	$—	$—	$411,000
Convertible Notes	1,247,500	—	317,500	530,000	400,000
Public Notes	647,950	—	—	300,000	347,950
Prospect Capital InterNotes®	784,305	—	8,859	334,078	441,368
Total Contractual Obligations	$3,090,755	$—	$326,359	$1,164,078	$1,600,318
The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2014.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$92,000	$—	$92,000	$—	$—
Convertible Notes	1,247,500	—	317,500	530,000	400,000
Public Notes	647,881	—	—	—	647,881
Prospect Capital InterNotes®	785,670	—	8,859	261,456	515,355
Total Contractual Obligations	$2,773,051	$—	$418,359	$791,456	$1,563,236
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The following table shows the fair value of these financial liabilities disaggregated into the three levels of the ASC 820 valuation hierarchy as of September 30, 2014.

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Revolving Credit Facility(1)	$—	$411,000	$—	$411,000
Convertible Notes(2)	—	1,281,107	—	1,281,107
Public Notes(2)	—	683,536	—	683,536
Prospect Capital InterNotes®(3)	—	799,934	—	799,934
Total	$—	$3,175,577	$—	$3,175,577

(1)	The carrying value of our Revolving Credit Facility approximates the fair value.

(2)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(3)	The fair value of our Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates.
The following table shows the fair value of these financial liabilities disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2014.

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Revolving Credit Facility(1)	$—	$92,000	$—	$92,000
Convertible Notes(2)	—	1,293,495	—	1,293,495
Public Notes(2)	—	679,816	—	679,816
Prospect Capital InterNotes®(3)	—	799,631	—	799,631
Total	$—	$2,864,942	$—	$2,864,942

(1)	The carrying value of our Revolving Credit Facility approximates the fair value.

(2)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(3)	The fair value of our Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates.

F-61

Note 9. Equity Offerings, Offering Expenses, and Distributions
Excluding dividend reinvestments, we issued 5,536,780 and 23,211,680 shares of our common stock during the three months ended September 30, 2014 and September 30, 2013, respectively. The following table summarizes our issuances of common stock during the three months ended September 30, 2013 and September 30, 2014.

Issuances of Common Stock	Number of Shares Issued	Gross Proceeds	Underwriting Fees	Offering Expenses	Average Offering Price
During the three months ended September 30, 2013:
July 5, 2013 – August 21, 2013(1)	9,818,907	$107,725	$903	$169	$10.97
August 2, 2013(2)	1,918,342	21,006	—	—	$10.95
August 29, 2013 – September 30, 2013(1)	11,474,431	130,311	1,303	624	$11.36

During the three months ended September 30, 2014:
September 11, 2014 – September 30, 2014(1)	5,536,780	56,575	270	210	$10.22

(1)	Shares were issued in connection with our at-the-market offering program which we enter into from time to time with various counterparties.

(2)	On August 2, 2013, we issued 1,918,342 shares of our common stock in conjunction with investments in CP Holdings of Delaware LLC, a controlled portfolio company.
Our shareholders’ equity accounts as of September 30, 2014 and June 30, 2014 reflect cumulative shares issued as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters and our dividend reinvestment plan. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.
On August 24, 2011, our Board of Directors approved a share repurchase plan under which we may repurchase up to $100,000 of our common stock at prices below our net asset value. We have not made any purchases of our common stock during the period from August 24, 2011 to September 30, 2014 pursuant to this plan. Prior to any repurchase, we are required to notify shareholders of our intention to purchase our common stock. This notice lasts for six months after notice is given. Our last notice was delivered with our annual proxy mailing on September 10, 2014.
Our Board of Directors, pursuant to the Maryland General Corporation Law, executed Articles of Amendment to increase the number of shares authorized for issuance from 500,000,000 to 1,000,000,000 in the aggregate. The amendment became effective May 6, 2014.
On October 15, 2013, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $3,635,217 of additional debt and equity securities in the public market as of September 30, 2014.  See Note 18 for updates to our Registration Statement subsequent to September 30, 2014.
During the three months ended September 30, 2014 and September 30, 2013, we distributed approximately $114,266 and $86,676, respectively, to our stockholders. The following table summarizes our distributions declared and payable for the three months ended September 30, 2013 and September 30, 2014.

Declaration Date	Record Date	Payment Date	Amount Per Share	Amount Distributed (in thousands)
5/6/2013	7/31/2013	8/22/2013	$0.110175	$28,001
5/6/2013	8/30/2013	9/19/2013	0.110200	28,759
6/17/2013	9/30/2013	10/24/2013	0.110225	29,916
Total declared and payable for the three months ended September 30, 2013				$86,676

2/3/2014	7/31/2014	8/21/2014	$0.110475	$37,863
2/3/2014	8/29/2014	9/18/2014	0.110500	37,885
2/3/2014	9/30/2014	10/22/2014	0.110525	38,518
Total declared and payable for the three months ended September 30, 2014				$114,266

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Dividends and distributions to common stockholders are recorded on the ex-dividend date. As such, the table above includes distributions with record dates during the three months ended September 30, 2014 and September 30, 2013. It does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following dividends were previously declared and will be payable subsequent to September 30, 2014:

•	$0.110550 per share for October 2014 to holders of record on October 31, 2014 with a payment date of November 20, 2014;

•	$0.110575 per share for November 2014 to holders of record on November 28, 2014 with a payment date of December 18, 2014; and

•	$0.110600 per share for December 2014 to holders of record on December 31, 2014 with a payment date of January 22, 2015.

•	$0.110625 per share for January 2015 to holders of record on January 30, 2015 with a payment date of February 19, 2015.
During the three months ended September 30, 2014 and September 30, 2013, we issued 340,958 and 355,644 shares of our common stock, respectively, in connection with the dividend reinvestment plan.
As of September 30, 2014, we have reserved 103,202,157 shares of our common stock for issuance upon conversion of the Convertible Notes (see Note 5).
Note 10. Other Income
Other income consists of structuring fees, overriding royalty interests, revenue receipts related to net profit interests, deal deposits, administrative agent fees, and other miscellaneous and sundry cash receipts. The following table shows income from such sources for the three months ended September 30, 2014 and September 30, 2013.

	Three Months Ended September 30,
	2014	2013
Structuring and amendment fees (refer to Note 3)	$14,705	$9,078
Recovery of legal costs from prior periods from legal settlement	—	5,000
Royalty interests	803	1,339
Administrative agent fees	148	107
Total Other Income	$15,656	$15,524
Note 11. Net Increase in Net Assets per Share
The following information sets forth the computation of net increase in net assets resulting from operations per share for the three months ended September 30, 2014 and September 30, 2013.

	Three Months Ended September 30,
	2014	2013
Net increase in net assets resulting from operations	$84,108	$79,900
Weighted average common shares outstanding	343,359,061	258,084,153
Net increase in net assets resulting from operations per share	$0.24	$0.31

F-63

Note 12. Income Taxes
While our fiscal year end for financial reporting purposes is June 30 of each year, our tax year end is August 31 of each year. The information presented in this footnote is based on our tax year end for each period presented, unless otherwise specified. The tax return for the tax year ended August 31, 2014 has not been filed. Taxable income and all amounts related to taxable income for the tax year ended August 31, 2014 are estimates and will not be fully determined until the Company's tax return is filed.
For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of dividends paid to shareholders during the tax years ended August 31, 2014, 2013 and 2012 were as follows:

	Tax Year Ended August 31,
	2014	2013	2012
Ordinary income	$413,051	$282,621	$147,204
Capital gain	—	—	—
Return of capital	—	—	—
Total dividends paid to shareholders	$413,051	$282,621	$147,204
For the tax year ending August 31, 2015, the tax character of dividends paid to shareholders through September 30, 2014 is expected to be ordinary income. Because of the difference between our fiscal and tax year ends, the final determination of the tax character of dividends will not be made until we file our tax return for the tax year ending August 31, 2015.
Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. The following reconciles the net increase in net assets resulting from operations to taxable income for the tax years ended August 31, 2014, 2013 and 2012:

	Tax Year Ended August 31,
	2014	2013	2012
Net increase in net assets resulting from operations	$321,566	$238,721	$208,331
Net realized loss (gain) on investments	28,244	24,632	(38,363)
Net unrealized depreciation (appreciation) on investments	24,638	77,835	32,367
Other temporary book-to-tax differences	8,399	(6,138)	(1,078)
Permanent differences	(4,317)	5,939	(6,103)
Taxable income before deductions for distributions	$378,530	$340,989	$195,154
Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. The Regulated Investment Company Modernization Act (the “RIC Modernization Act”) was enacted on December 22, 2010. Under the RIC Modernization Act, capital losses incurred by taxpayers in taxable years beginning after the date of enactment will be allowed to be carried forward indefinitely and are allowed to retain their character as either short-term or long-term losses. As such, the capital loss carryforwards generated by us after the August 31, 2011 tax year will not be subject to expiration. Any losses incurred in post-enactment tax years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As of August 31, 2014, we had capital loss carryforwards of approximately $102,262 available for use in later tax years. Of the amount available as of August 31, 2014, $582, $33,096 and $34,471 will expire on August 31, 2016, 2017 and 2018, respectively, and $34,113 is not subject to expiration. The unused balance each year will be carried forward and utilized as gains are realized, subject to limitations. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, substantially all of the Company's capital loss carryforwards may become permanently unavailable due to limitations by the Code.
Under current tax law, capital losses and specific ordinary losses realized after October 31st and December 31st, respectively, may be deferred and treated as occurring on the first business day of the following tax year. As of August 31, 2014, we had deferred $26,091 of long-term capital losses which will be treated as arising on the first day of the tax year ending August 31, 2015.
For the tax year ended August 31, 2014, we had distributions in excess of taxable income from the current tax year. After the excess distributions, we still had cumulative taxable income in excess of cumulative distributions, and therefore, we will elect to carry forward the excess for distribution to shareholders in the tax year ending August 31, 2015. The amount carried forward to 2015 will be approximately $71,797. For the tax year ended August 31, 2013, we had taxable income in excess of the distributions made from such taxable income during the year, and therefore, we elected to carry forward the excess for distribution to shareholders

F-64

in the tax year ended August 31, 2014. The amount carried forward to 2014 was approximately $106,318. For the tax year ended August 31, 2012, we had taxable income in excess of the distributions made from such taxable income during the year, and therefore, we elected to carry forward the excess for distribution to shareholders in the tax year ended August 31, 2013. The amount carried forward to 2013 was approximately $47,950.
As of September 30, 2014, the cost basis of investments for tax purposes was $6,344,658 resulting in estimated gross unrealized appreciation and depreciation of $151,146 and $242,310, respectively. As of June 30, 2014, the cost basis of investments for tax purposes was $6,349,060 resulting in estimated gross unrealized appreciation and depreciation of $139,620 and $234,941, respectively. Due to the difference between our fiscal year end and tax year end, the cost basis of our investments for tax purposes as of September 30, 2014 and June 30, 2014 was calculated based on the book cost of investments as of September 30, 2014 and June 30, 2014, respectively, with cumulative book-to-tax adjustments for investments through August 31, 2014 and 2013, respectively.
In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include merger-related items, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes, among other items. During the tax year ended August 31, 2014, we decreased accumulated undistributed net investment income by $4,317, increased accumulated net realized loss on investments by $4,847 and increased capital in excess of par value by $9,164. During the tax year ended August 31, 2013, we increased accumulated undistributed net investment income by $5,939, increased accumulated net realized loss on investments by $2,621 and decreased capital in excess of par value by $3,318. Due to the difference between our fiscal and tax year end, the reclassifications for the taxable year ended August 31, 2014 will be recorded in the fiscal year ending June 30, 2015 and the reclassifications for the taxable year ended August 31, 2013 were recorded in the fiscal year ended June 30, 2014.
Note 13. Related Party Agreements and Transactions
Investment Advisory Agreement
We have entered into an investment advisory and management agreement with the Investment Adviser (the “Investment Advisory Agreement”) under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, the Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.
The Investment Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components:  a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our gross assets (including amounts borrowed). For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.
The total base management fee incurred to the favor of the Investment Adviser was $33,165 and $23,045 for the three months ended September 30, 2014 and September 30, 2013, respectively.
The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).

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The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	No incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•
100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•
20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.
The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in its portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which maybe asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.
The total income incentive fee incurred was $23,616 and $20,584 for the three months ended September 30, 2014 and September 30, 2013, respectively. No capital gains incentive fee was incurred for the three months ended September 30, 2014 and September 30, 2013.
Administration Agreement
We have also entered into an Administration Agreement with Prospect Administration LLC (“Prospect Administration”) under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and his staff. For the three months ended September 30, 2014 and September 30, 2013, the reimbursement was approximately $2,416 and $3,986, respectively. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance (see "Managerial Assistance" below). The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a subsidiary of the Investment Adviser.

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During the three months ended September 30, 2014 and September 30, 2013, Prospect Administration received payments of $1,055 and $1,078, respectively, directly from our portfolio companies for legal, tax and portfolio level accounting services. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration. Had Prospect Administration not received these payments, Prospect Administration's charges for its administrative services would have increased by these amounts.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for us.
Managerial Assistance
As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. "Making available significant managerial assistance" refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us to controlled and non-controlled portfolio companies will vary according to the particular needs of each portfolio company. Examples of such activities include advice on (i) recruiting, hiring, management and termination of employees, officers and directors, succession planning and other human resource matters; (ii) capital raising, capital budgeting, and capital expenditures; (iii) advertising, marketing, and sales; (iv) fulfillment, operations, and execution; (v) managing relationships with unions and other personnel organizations, financing sources, vendors, customers, lessors, lessees, lawyers, accountants, regulators and other important counterparties; (vi) evaluating acquisition and divestiture opportunities, plant expansions and closings, and market expansions; (vii) participating in audit committee, nominating committee, board and management meetings; (viii) consulting with and advising board members and officers of portfolio companies (on overall strategy and other matters); and (ix) providing other organizational, operational, managerial and financial guidance.
Prospect Administration, when performing a managerial assistance agreement executed with each portfolio company to which we provide managerial assistance, arranges for the provision of such managerial assistance on our behalf. When doing so, Prospect Administration utilizes personnel of our Investment Adviser. We, on behalf of Prospect Administration, invoice portfolio companies receiving and paying for managerial assistance, and we remit to Prospect Administration its cost of providing such services, including the charges deemed appropriate by our Investment Adviser for providing such managerial assistance. Our payments to Prospect Administration are periodically reviewed by our Board of Directors.
During the three months ended September 30, 2014 and September 30, 2013, we received payments of $1,290 and $1,450, respectively, from our controlled portfolio companies for managerial assistance and subsequently remitted these amounts to Prospect Administration. During the three months ended September 30, 2014, we incurred $600 of managerial assistance expense related to our consolidated entity First Tower Delaware. This amount is included within other general and administrative expenses on our Consolidated Statements of Operations and is separated as a payable included within due to Prospect Administration on our Consolidated Statements of Assets and Liabilities.
Co-Investments
On February 10, 2014, we received an exemptive order from the SEC (the "Order") that gave us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Investment Adviser or certain affiliates, including Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., subject to the conditions included therein. Under the terms of the relief permitting us to co-invest with other funds managed by our Investment Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Investment Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Investment Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable

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laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, we will be unable to invest in any issuer in which one or more funds managed by the Investment Adviser or its affiliates has previously invested.
As of September 30, 2014, we had co-investments with Priority Income Fund, Inc. in the following CLO funds: Cent CLO 21 Limited; CIFC Funding 2014-IV Investor, Ltd.; Galaxy XVII CLO, Ltd.; Halcyon Loan Advisors Funding 2014-2 Ltd.; Symphony CLO XIV Ltd.; Voya CLO 2014-1, Ltd.; and Washington Mill CLO Ltd.
Note 14. Transactions with Controlled Companies
The descriptions below detail the transactions which Prospect Capital Corporation ("Prospect") has entered into with each of our controlled companies. Certain of the controlled entities discussed below were consolidated effective July 1, 2014 (see Note 1). As such, transactions with these Consolidated Holding Companies for the three months ended September 30, 2014 are presented on a consolidated basis.
Airmall Inc.
At June 30, 2014, Prospect owned 100% of the equity of AMU Holdings Inc. (“AMU”), a Consolidated Holding Company. AMU owned 98% of Airmall Inc. (“Airmall”). Airmall is a developer and manager of airport retail operations.
On July 30, 2010, Prospect made a $22,420 investment in AMU, of which $12,500 was a senior subordinated note and $9,920 was used to purchase 100% of the preferred and common equity of AMU. AMU used its combined debt and equity proceeds of $22,420 to purchase 100% of Airmall’s common stock for $18,000, to pay $1,573 of structuring fees from AMU to Prospect (which was recognized by Prospect as structuring fee income), $836 of third party expenses, $11 of legal services provided by attorneys at Prospect Administration, and $2,000 of withholding tax. Prospect then purchased for $30,000 two loans of Airmall payable to unrealized third parties, one for $10,000 and the other $20,000. Prospect and Airmall subsequently refinanced the two loans into a single $30,000 loan from Airmall to Prospect.
On October 1, 2013, Prospect made an additional $2,600 investment in the senior subordinated note, of which $575 was utilized by AMU to pay interest due to Prospect and $2,025 was retained by AMU for working capital. On December 4, 2013, Prospect sold 2% of the outstanding principal balance of the senior secured term loan to Airmall and 2% of the outstanding principal balance of the senior subordinated note to AMU for $972. On November 25, 2013, Prospect funded an additional $5,000 to the senior subordinated note, which was utilized by AMU to pay a $5,000 of dividend to Prospect.
On June 13, 2014, Prospect made a new $19,993 investment as a senior secured loan to Airmall. Airmall then distributed this amount to AMU as a return of capital, which AMU used to pay down the senior subordinated loan in the same amount. The minority interest held by a third party in AMU was exchanged for common stock of Airmall.
On July 1, 2014, Prospect began consolidating AMU. As a result, any transactions between AMU and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On August 1, 2014, Prospect sold its investments in Airmall for net proceeds of $51,379 and realized a loss of $3,473 on the sale. In addition, there is $6,000 being held in escrow, of which 98% is due to Prospect, which will be recognized as an additional realized loss if it is not received. Included in the net proceeds were $3,000 of structuring fees from Airmall related to the sale of the operating company which was recognized as other income during the three months ended September 30, 2014.

The following dividends were declared and paid from Airmall to AMU and recorded as dividend income by AMU:

July 1, 2013 to September 30, 2013	$7,000
July 1, 2014 to September 30, 2014	N/A
The following dividends were declared and paid from AMU to Prospect and recorded as dividend income by Prospect:

July 1, 2013 to September 30, 2013	$7,000
July 1, 2014 to September 30, 2014	N/A
All dividends were paid from earnings and profits of Airmall and AMU.

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The following cash payments from Airmall to Prospect were recorded as a repayment of loan receivable from Airmall:

July 1, 2013 to September 30, 2013	$150
July 1, 2014 to September 30, 2014	27,587
The following interest payments were accrued and paid to Prospect from Airmall for interest due and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$878
July 1, 2014 to September 30, 2014	576
The following interest payments were paid from AMU to Prospect and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$579
July 1, 2014 to September 30, 2014	N/A
The following managerial assistance payments were paid from AMU to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2013 to September 30, 2013	$75
July 1, 2014 to September 30, 2014	N/A
The following managerial assistance payments were paid from Airmall to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2013 to September 30, 2013	$—
July 1, 2014 to September 30, 2014	75
At June 30, 2014 and September 30, 2014, $45 and $75 of managerial assistance recognized had not yet been paid by Airmall to Prospect and was included by Prospect within other receivables due from Airmall and other liabilities due to Prospect Administration, respectively.
The following payments were paid from Airmall to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Airmall (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

July 1, 2013 to September 30, 2013	$—
July 1, 2014 to September 30, 2014	730
American Property REIT Corp.
Prospect owns 100% of the equity of APH Property Holdings, LLC (“APH”), a Consolidated Holding Company. APH owns 100% of the common equity of American Property Holdings Corp. (“APRC”). APRC is a Maryland corporation and a qualified REIT for federal income tax purposes. In order to qualify as a REIT, APRC issued 125 shares of Series A Cumulative Non-Voting Preferred Stock to 125 accredited investors. The preferred stockholders are entitled to receive cumulative dividends semi-annually at an annual rate of 12.5% and do not have the ability to participate in the management or operation of APRC.
APRC was formed to acquire, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. APRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties.
On October 24, 2012, Prospect initially made a $7,808 investment in APH, of which $6,000 was a Senior Term Loan and $1,808 was used to purchase the membership interests of APH. The proceeds were utilized by APH to purchase APRC common equity for $7,806, with $2 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 100% ownership interest in 146 Forest Parkway, LLC for $7,326, with $480 retained by APRC for working capital. 146 Forest Parkway, LLC was purchased by APRC for $7,400. The remaining proceeds were used to pay $222 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $178 of third party expenses and $5 of legal services provided by attorneys at Prospect Administration. The investment was subsequently contributed to NPRC.

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On December 28, 2012, Prospect made a $9,593 investment in APH, of which $6,400 was a Senior Term Loan and $3,193 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $9,594, with $1 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 92.7% ownership interest in 1557 Terrell Mill Road, LLC for $9,548, with $46 retained by APRC for other expenses. 1557 Terrell Mill Road, LLC was purchased by APRC for $23,500 which included debt financing and minority interest of $15,275 and $757, respectively. The remaining proceeds were used to pay $286 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income) and $1,652 of third party expenses, with $142 retained by APRC for working capital.
On January 17, 2013, Prospect made a $30,348 investment in APH, of which $27,600 was a Senior Term Loan and $2,748 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $29,348, with $1,000 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 97.7% ownership interest in 5100 Live Oaks Blvd, LLC for $29,348. 5100 Live Oaks Blvd, LLC was purchased by APRC for $63,400 which included debt financing and minority interest of $39,600 and $686, respectively. The remaining proceeds were used to pay $880 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $4,265 of third party expenses, $14 of legal services provided by attorneys at Prospect Administration, and $1,030 of pre-paid assets, with $45 retained by APRC for working capital.
On April 30, 2013, Prospect made a $10,383 investment in APH, of which $9,000 was a Senior Term Loan and $1,383 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $10,233, with $150 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 93.2% ownership interest in Lofton Place, LLC for $10,233. Lofton Place, LLC was purchased by APRC for $26,000 which included debt financing and minority interest of $16,965 and $745, respectively. The remaining proceeds were used to pay $306 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,223 of third party expenses, $5 of legal services provided by attorneys at Prospect Administration, and $364 of pre-paid assets, with $45 retained by APRC for working capital.
On April 30, 2013, Prospect made a $10,863 investment in APH, of which $9,000 was a Senior Term Loan and $1,863 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $10,708, with $155 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 93.2% ownership interest in Vista Palma Sola, LLC for $10,708. Vista Palma Sola, LLC was purchased by APRC for $27,000 which included debt financing and minority interest of $17,550 and $785, respectively. The remaining proceeds were used to pay $321 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,272 of third party expenses, $4 of legal services provided by attorneys at Prospect Administration, and $401 of pre-paid assets with $45 retained by APRC for working capital.
On May 8, 2013, Prospect made a $6,118 investment in APH, of which $4,000 was a Senior Term Loan and $2,118 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $6,028, with $90 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 93.3% ownership interest in Arlington Park Marietta, LLC for $6,028. Arlington Park Marietta, LLC was purchased by APRC for $14,850 which included debt financing and minority interest of $9,650 and $437, respectively. The remaining proceeds were used to pay $181 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $911 of third party expenses and $128 of pre-paid assets with $45 retained by APRC for working capital.
On June 24, 2013, Prospect made a $76,533 investment in APH, of which $63,000 was a Senior Term Loan and $13,533 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $75,233, with $1,300 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 95.0% ownership interest in APH Carroll Resort, LLC for $74,398 and $835 was used to pay structuring fees (which was recognized by Prospect as structuring fee income). APH Carroll Resort, LLC was purchased by APRC for $225,000 which included debt financing and minority interest of $157,500 and $3,916, respectively. The remaining proceeds were used to pay $1,436 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $7,687 of third party expenses, $8 of legal services provided by attorneys at Prospect Administration and $1,683 of pre-paid assets.
Between October 29, 2013 and December 4, 2013, Prospect made an $11,000 investment in APH, of which $9,350 was a Senior Term Loan and $1,650 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase consumer loans from a third party. The investment was subsequently contributed to NPRC.

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On November 1, 2013, Prospect made a $9,869 investment in APH, of which $8,200 was a Senior Term Loan and $1,669 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $9,869. The proceeds were utilized by APRC to purchase a 94.0% ownership interest in APH Carroll 41, LLC for $9,548 and to pay $102 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $219 retained by APRC for working capital. APH Carroll 41, LLC was purchased by APRC for $30,600 which included debt financing and minority interest of $22,497 and $609, respectively. The remaining proceeds were used to pay structuring fees of $190 to Prospect (which was recognized by Prospect as structuring fee income), $1,589 of third party expenses, $5 of legal services provided by attorneys at Prospect Administration, and $270 of pre-paid assets. The investment was subsequently contributed to NPRC.
On November 15, 2013, Prospect made a $45,900 investment in APH, of which $38,500 was a Senior Term Loan and $7,400 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $45,900. The proceeds were utilized by APRC to purchase a 99.3% ownership interest in APH Gulf Coast Holdings, LLC for $45,024 and to pay $364 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $511 retained by APRC for working capital. APH Gulf Coast Holdings, LLC was purchased by APRC for $115,200 which included debt financing and minority interest of $75,558 and $337, respectively. The remaining proceeds were used to pay $1,013 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $2,590 of third party expenses, $23 of legal services provided by attorneys at Prospect Administration, and $2,023 of pre-paid assets, with $70 retained by APRC for working capital.
On November 19, 2013, Prospect made a $66,188 investment in APH, of which $55,000 was a Senior Term Loan and $11,188 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $66,188. The proceeds were utilized by APRC to purchase a 90.0% ownership interest in NPH McDowell, LLC for $64,392 and to pay $695 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $1,101 retained by APRC for working capital. NPH McDowell, LLC was purchased by APRC for $238,605 which included debt financing and minority interest of $180,226 and $7,155, respectively. The remaining proceeds were used to pay $1,290 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $9,205 of third party expenses, $23 of legal services provided by attorneys at Prospect Administration, and $1,160 of pre-paid assets, with $1,490 retained by APRC for working capital. The investment was subsequently contributed to NPRC.
On December 12, 2013, Prospect made a $22,507 investment in APH, of which $18,800 was a Senior Term Loan and $3,707 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $22,507. The proceeds were utilized by APRC to purchase a 92.6% ownership interest in South Atlanta Portfolio Holding Company, LLC for $21,874 and to pay $238 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $395 retained by APRC for working capital. South Atlanta Portfolio Holding Company, LLC was purchased by APRC for $87,250 which included debt financing and minority interest of $67,493 and $1,756, respectively. The remaining proceeds were used to pay $437 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $2,920 of third party expenses, and $116 of pre-paid assets, with $400 retained by APRC for working capital. The investment was subsequently contributed to UPH.
On December 31, 2013, APRC distributed its majority interests in five joint ventures (“JVs”) holding real estate assets to APH. APH then distributed these JV interests to Prospect in a transaction characterized as a return of capital. Prospect, on the same day, contributed certain of these JV interests to NPH Property Holdings, LLC and the remainder to UPH Property Holdings, LLC (each wholly-owned subsidiaries of Prospect). Each of NPH and UPH immediately thereafter contributed these JV interests to NPRC and UPRC, respectively. The total investments in the JVs transferred consisted of $98,164 and $20,022 of debt and equity financing, respectively. There was no material gain or loss realized on these transactions.
On January 17, 2014, Prospect made a $6,565 investment in APH, of which $5,500 was a Senior Term Loan and $1,064 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $6,565. The proceeds were utilized by APRC to purchase a 99.3% ownership interest in APH Gulf Coast Holdings, LLC for $6,336 and to pay $216 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $13 retained by APRC for working capital and other expenses. APH Gulf Coast Holdings, LLC was purchased by APRC for $15,430 which included debt financing and minority interest of $10,167 and $48, respectively. The remaining proceeds were used to pay $143 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $627 of third party expenses, $4 of legal services provided by attorneys at Prospect Administration, and $312 of pre-paid assets, with $35 retained by APRC for working capital.
Effective as of April 1, 2014, Prospect made a new $167,162 senior term loan to APRC. APRC then distributed this amount to APH as a return of capital which was used to pay down the Senior Term Loan from APH by the same amount. Effective April 1, 2014, American Property Holdings Corp. was renamed American Property REIT Corp. (continues as “APRC”).

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On June 4, 2014, Prospect made a $1,719 investment in APH to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $1,719. The proceeds were utilized by APRC to acquire the real property located at 975 South Cornwell, Yukon, OK (“Taco Bell, OK”) for $1,719.
On July 1, 2014, Prospect began consolidating APH. As a result, any transactions between APH and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
The following interest income was accrued and paid from APH to Prospect and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$3,700
July 1, 2014 to September 30, 2014	N/A
The following interest income was accrued and subsequently paid from APRC to Prospect and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	N/A
July 1, 2014 to September 30, 2014	4,930
At June 30, 2014 and September 30, 2014, $53 and $54 of interest recognized had not yet been paid by APRC to Prospect and was included by Prospect within interest receivable.
At September 30, 2014, $1,768 of interest from APRC was capitalized payment-in-kind interest and was included by Prospect in the investment cost basis.
The following royalty payments were paid from APH to Prospect and recognized by Prospect as other income:

July 1, 2013 to September 30, 2013	$320
July 1, 2014 to September 30, 2014	N/A
The following royalty payments were paid from APRC to Prospect and recognized by Prospect as other income:

July 1, 2013 to September 30, 2013	$—
July 1, 2014 to September 30, 2014	403
The following managerial assistance payments were paid from APRC to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2013 to September 30, 2013	$125
July 1, 2014 to September 30, 2014	148
The following amounts were due from Prospect to Prospect Administration for managerial assistance payments (no direct income was recognized by Prospect):

June 30, 2014	$148
September 30, 2014	148
The following payments were paid from APRC to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to APRC (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

July 1, 2013 to September 30, 2013	$—
July 1, 2014 to September 30, 2014	106
The following amounts were due from APH to Prospect for reimbursement of expenses paid by Prospect on behalf of APH and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities:

June 30, 2014	$13
September 30, 2014	N/A

F-72

The following amounts were due from APRC to Prospect for reimbursement of expenses paid by Prospect on behalf of APRC and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities:

June 30, 2014	$—
September 30, 2014	182
The following amounts were due to APRC from Prospect for reimbursement of expenses paid by APRC on behalf of Prospect and included by Prospect within other liabilities on the respective Consolidated Statement of Assets and Liabilities:

June 30, 2014	$—
September 30, 2014	148
Arctic Energy Services, LLC
Prospect owns 100% of the equity of Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”), a Consolidated Holding Company. Arctic Equipment owns 70% of the equity of Arctic Energy Services, LLC (“Arctic Energy”), with Ailport Holdings, LLC (“Ailport”) (100% owned and controlled by Arctic Energy management) owning the remaining 30% of the equity of Arctic Energy. Arctic Energy provides oilfield service personnel, well testing flowback equipment, frac support systems and other services to exploration and development companies in the Rocky Mountains.
On May 5, 2014, Prospect initially purchased 100% of the common shares of Arctic Equipment for $9,006. Proceeds were utilized by Arctic Equipment to purchase 70% of Arctic Energy as described in the following paragraph.
On May 5, 2014, Prospect made an additional $51,870 investment (including in exchange for 1,102,313 common shares of Prospect at fair value of $11,916) in Arctic Energy in exchange for a $31,640 senior secured loan and a $20,230 subordinated loan. Total proceeds received by Arctic Energy of $60,876 were used to purchase 70% of the equity interests in Arctic Energy from Ailport for $47,516, pay $875 of third-party expenses, $1,713 of structuring fees to Prospect (which was recognized as structuring fee income), $445 of legal services provided by attorneys at Prospect Administration and $10,327 was retained as working capital.
On July 1, 2014, Prospect began consolidating Arctic Equipment. As a result, any transactions between Arctic Equipment and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
The following interest income was accrued and subsequently paid from Arctic Energy to Prospect for interest due and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$—
July 1, 2014 to September 30, 2014	1,694
At June 30, 2014 and September 30, 2014, $18 of interest had not yet been paid by Arctic Energy to Prospect and was included by Prospect within interest receivable.
The following managerial assistance payments were paid from Arctic Energy to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2013 to September 30, 2013	$—
July 1, 2014 to September 30, 2014	25
At June 30, 2014 and September 30, 2014, $15 and $14 was included by Prospect in Due to Prospect Administration on the respective Consolidated Statement of Assets and Liabilities, respectively.
The following amounts were due from Arctic Energy to Prospect for reimbursement of expenses paid by Prospect on behalf of Arctic Energy and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities (no income was recognized by Prospect):

June 30, 2014	$6
September 30, 2014	16

F-73

ARRM Services, Inc.
Prospect owns 79.53% of the fully-diluted common, 85.76% of the Series A Preferred and 100% of the Series B Preferred equity of ARRM Holdings, Inc. (“ARRM”). ARRM owns 100% of the equity of Ajax Rolled Ring & Machine, LLC (“Ajax LLC”). Ajax forges large seamless steel rings on two forging mills in the company’s York, South Carolina facility. The rings are used in a range of industrial applications, including in construction equipment and power turbines. Ajax also provides machining and other ancillary services.
As of July 1, 2011, the cost basis of Prospect’s total debt and equity investment in Ajax, Inc., including capitalized payment-in-kind interest of $3,535, was $41,699, consisting of $20,607 for senior secured term loans, $15,035 for subordinated secured term debt and $6,057 for common equity. The equity of Ajax Inc. was exchanged for equity in ARRM on October 4, 2011, and Ajax Inc. was converted to a limited liability company and became Ajax LLC. On December 28, 2012, Prospect funded $3,600 of unsecured debt to ARRM.
On April 1, 2013, Prospect refinanced the existing $19,837 and $18,635 senior loans to Ajax LLC and ARRM, respectively, increasing the total size of the debt investment to $38,537. Concurrent with the refinancing, Prospect received repayment of the $18,635 loans that Prospect previously outstanding. On October 11, 2013, Prospect provided $25,000 in preferred equity for the recapitalization of ARRM. After the financing, Prospect received repayment of the $20,009 subordinated unsecured loan previously outstanding.
On June 12, 2014, ARRM was renamed to ARRM Services, Inc.
The following cash payments from Ajax LLC to Prospect were recorded as a repayment of loan receivable by Prospect:

July 1, 2013 to September 30, 2013	$100
July 1, 2014 to September 30, 2014	—
The following interest income was accrued and subsequently paid from ARRM to Prospect for interest due and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$881
July 1, 2014 to September 30, 2014	—
The following interest income, including prepayment penalty fees, was accrued and subsequently paid from Ajax LLC to Prospect for interest due and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$627
July 1, 2014 to September 30, 2014	519
At June 30, 2014 and September 30, 2014, $6 of interest had not yet been paid by Ajax LLC to Prospect and was included by Prospect within interest receivable, respectively.
The following payment-in-kind interest was capitalized in the senior secured note to Ajax LLC and recorded as interest income by Prospect:

July 1, 2013 to September 30, 2013	$309
July 1, 2014 to September 30, 2014	—
As of June 30, 2014, due to a pending sale transaction, we reversed $3,844 of previously recognized payment-in-kind interest of which we do not expect to receive.
At June 30, 2014 and September 30, 2014, $0 and $45 of managerial assistance had not yet been paid by Ajax LLC to Prospect and was included by Prospect within other receivables due from Ajax LLC and other liabilities due to Prospect Administration, respectively.

F-74

The following payments were paid from ARRM to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to ARRM (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

July 1, 2013 to September 30, 2013	$2
July 1, 2014 to September 30, 2014	—
Borga, Inc.
Prospect owns 100% of the equity of STI Holding, Inc. (“STI”), a Consolidated Holding Company. STI owns 100% of the equity of Borga, Inc. (“Borga”). Borga manufactures pre-engineered metal buildings and components for the agricultural and light industrial markets.
On May 6, 2005, Patriot Capital Funding, Inc. (previously acquired by Prospect) provided $14,000 in senior secured debt to Borga. The debt was comprised of $1,000 Senior Secured Revolver, $3,500 Senior Secured Term Loan A, $2,500 Senior Secured Term Loan B and $7,000 Senior Secured Term Loan C. On March 31, 2009, Borga made its final amortization payment on the Senior Secured Term Loan A. The other loans remained outstanding. Prospect owned warrants to purchase 33,750 shares of common stock in Metal Buildings Holding Corporation (“Metal Buildings”), the former holding company of Borga. Metal Buildings owned 100% of Borga, Inc.
On March 8, 2010, Prospect acquired the remaining common stock of Borga.
On January 24, 2014, Prospect contributed its holdings in Borga to STI. STI also holds $3,371 of proceeds from the sale of a minority equity interest in SMART LLC (“Smart”). Prospect initially acquired membership interests in SMART indirectly as part of the Patriot acquisition on December 2, 2009 recording a zero cost basis for the equity investment. The $3,371 was distributed to Prospect on May 29, 2014, of which $3,246 was paid from earnings and profits of STI and was recognized as dividend income by Prospect. The remaining $125 was recognized as return of capital by Prospect.
On July 1, 2014, Prospect began consolidating STI. As a result, any transactions between STI and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On August 20, 2014, Prospect sold the assets of Borga, a wholly-owned subsidiary of STI, for net proceeds of $382 and realized a loss of $2,589 on the sale.
BXC Company, Inc.
Prospect owns 86.7% of Series A Preferred Stock, 96.8% of Series B Preferred Stock, and 83.1% of fully diluted common stock of BXC Company, Inc. (“BXC”). BXC owns 100% of the common stock of Boxercraft Incorporated (“Boxercraft”).
As of July 1, 2011, the cost basis of Prospect’s total debt and equity investment in Boxercraft, including capitalized payment-in-kind interest of $763, was $12,931. On September 28, 2012 and April 18, 2014, Prospect issued additional debt to BXC in the amount of $2,293 and $300, respectively. From inception to date, Prospect received a total of $4,684 in repayments of the combined debt and capitalized a total of $1,674 of paid-in-kind interest.
Effective as of March 28, 2014, Prospect acquired voting control of BXC pursuant to a voting agreement and irrevocable proxy. Effective May 8, 2014, Prospect acquired control of BXC by transferring shares held by the other equity holders of BXC to Prospect pursuant to an assignment agreement entered into with such other equity holders.
On July 2, 2014, Prospect made a new $250 of senior secured term loan to provide liquidity to Boxercraft.
On July 17, 2014, Prospect restructured the investments in BXC and Boxercraft. The existing Senior Secured Term Loan A and a portion of the existing Senior Secured Term Loan B were replaced with a new Senior Secured Term Loan A to Boxercraft. The remainder of the existing Senior Secured Term Loan B and the existing Senior Secured Term Loan C, Senior Secured Term Loan D, and Senior Secured Term Loan E were replaced with a new Senior Secured Term Loan B to Boxercraft. The existing Senior Secured Term Loan to Boxercraft was converted into Series D Preferred Stock in BXC.
On August 25, 2014, Prospect sold Boxercraft, a wholly-owned subsidiary of BXC, for net proceeds of $750 and realized a net loss of $16,949 on the sale.
There was no income recognized by Prospect from the time BXC became a controlled company through September 30, 2014 due to the non-accrual status.

F-75

CCPI Inc.
Prospect owns 100% of the equity of CCPI Holdings Inc. (“CCPI Holdings”), a Consolidated Holding Company. CCPI Holdings owns 94.98% of the equity of CCPI Inc. (“CCPI”), with CCPI management owning the remaining 5.02% of the equity. CCPI owns 100% of each of CCPI Europe Ltd., and MEFEC B.V., and 45% of Gulf Temperature Sensors W.L.L.
On December 13, 2012, Prospect initially made a $15,921 investment (including 467,928 common shares of Prospect at fair value of $5,021) in CCPI Holdings, $7,500 senior secured note and $8,443 equity interest. The proceeds received by CCPI Holdings were partially utilized to purchase 95.13% of CCPI common stock for $14,878. The remaining proceeds were used to pay $395 of structuring fees from CCPI Holdings to Prospect (which were recognized by Prospect as structuring fee income), $215 for legal services provided by attorneys at Prospect Administration, $137 for third party expenses and $318 was retained by CCPI Holdings for working capital.
On December 13, 2012, Prospect made an additional investment of $18,000 in CCPI senior secured debt. The proceeds of the Prospect loan along with $14,878 of equity financing from CCPI Holdings, Inc. (mentioned above) were used to purchase 95.13% of CCPI equity from the sellers for $31,829, provide $120 of debt financing to CCPI management (to partially fund a purchase by management of CCPI stock), fund $180 of structuring fees from CCPI to Prospect (which were recognized by Prospect as structuring fee income), pay $548 of third-party expenses, reimburse $12 for reimbursement of expenses paid by Prospect on behalf of CCPI (no income was recognized by Prospect) and $189 was retained by CCPI as working capital.
On June 13, 2014, Prospect made a new $8,218 senior secured note to CCPI. CCPI then distributed this amount to CCPI Holdings as a return of capital which was used to pay down the $8,216 senior secured note from CCPI Holdings to Prospect. The remaining $2 was distributed to Prospect as a return of capital of Prospect's equity investment in CCPI Holdings.
On July 1, 2014, Prospect began consolidating CCPI Holdings. As a result, any transactions between CCPI Holdings and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
The following interest income was accrued and paid from CCPI Holdings to Prospect for interest due and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$379
July 1, 2014 to September 30, 2014	N/A
The following payment-in-kind interest was capitalized in the senior secured note to CCPI Holdings and recorded as interest income by Prospect:

July 1, 2013 to September 30, 2013	$273
July 1, 2014 to September 30, 2014	N/A
The following interest income was accrued and paid from CCPI to Prospect for interest due and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$447
July 1, 2014 to September 30, 2014	824
The following payment-in-kind interest was capitalized in the senior secured note to CCPI and recorded as interest income by Prospect:

July 1, 2013 to September 30, 2013	$—
July 1, 2014 to September 30, 2014	145
The following royalty payments were paid from CCPI Holdings to Prospect and recognized by Prospect as other income:

July 1, 2013 to September 30, 2013	$35
July 1, 2014 to September 30, 2014	N/A

F-76

The following cash payments from CCPI to Prospect were recorded as repayments of loans receivable by Prospect:

July 1, 2013 to September 30, 2013	$113
July 1, 2014 to September 30, 2014	113
The following managerial assistance payments were paid from CCPI to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2013 to September 30, 2013	$60
July 1, 2014 to September 30, 2014	60
At June 30, 2014 and September 30, 2014, $0 and $60 of managerial assistance had been received by Prospect from CCPI and had not yet been paid to Prospect Administration, respectively. These amounts were included by Prospect in Due to Prospect Administration on the respective Consolidated Statement of Assets and Liabilities (no income was recognized by Prospect).
The following amounts were due from CCPI Holdings to Prospect for reimbursement of expenses and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities (no income was recognized by Prospect):

June 30, 2014	$10
September 30, 2014	N/A
The following amounts were due from CCPI to Prospect for reimbursement of expenses and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities (no income was recognized by Prospect):

June 30, 2014	$—
September 30, 2014	3
CP Energy Services Inc.
Prospect owns 100% of the equity of CP Holdings of Delaware LLC. (“CP Holdings”), a Consolidated Holding Company. CP Holdings owns 82.9% of the equity of CP Energy Services Inc. (“CP Energy”), and the remaining 17.1% of the equity is owned by CP Energy management. CP Energy owns directly or indirectly 100% of each of CP Well Testing Services, LLC (“CP Well Testing”), CP Well Testing, LLC (“CP Well”), Fluid Management Services, Inc., Fluid Management Services LLC, Wright Transport, Inc., Wright Foster Disposals, LLC, Foster Testing Co, Inc., ProHaul Transports, LLC, Artexoma Logistics, LLC, and Wright Trucking, Inc. CP Energy provides oilfield flowback services and fluid hauling and disposal services through its subsidiaries.
On October 3, 2012, Prospect initially made a $21,500 senior secured debt investment in CP Well. As part of the transaction, Prospect received $430 of structuring fees from CP Well (which was recognized by Prospect as structuring fee income) and $7 was paid by CP Well to Prospect Administration for legal services provided by attorneys at Prospect Administration.
On August 2, 2013, Prospect invested $94,014 (including 1,918,342 unregistered shares of Prospect common stock at a fair value of $21,006) to support the recapitalization of CP Energy where Prospect acquired a controlling interest in CP Energy.
On August 2, 2013, Prospect invested $12,741 into CP Holdings to purchase 100% of the common stock in CP Holdings. The proceeds were used by CP Holdings to purchase 82.9% of the common stock in CP Energy for $12,135 and pay $606 of legal services provided by attorneys at Prospect Administration.
On August 2, 2013, Prospect made a senior secured debt investment of $22,500 in CP Well Testing. Proceeds were used by CP Well Testing to partially fund the recapitalization of CP Energy and pay $450 of structuring fees from CP Well Testing to Prospect (which was recognized by Prospect as structuring fee income).
On August 2, 2013, Prospect made an additional senior secured debt investment of $58,773 in CP Energy. CP Energy also received $2,505 management co-investment in exchange for 17.1% of CP Energy common stock. Total proceeds received at CP Well Testing and CP Energy of $95,913 (including the $12,135 of equity financing from CP Holdings mentioned above) were used to purchase 100% of the equity interests in CP Well Testing Holding Company, LLC and Fluid Management Holdings, Inc. (subsequently renamed CP Well Testing and Fluid Management Services, LLC) for a combined $70,423, to repay the principal, interest and fees of $19,803 on the loan previously outstanding from Prospect to CP Well, pay $1,414 of structuring fees from CP Energy to Prospect (which was recognized by Prospect as structuring fee income), $823 of third-party expenses and $3,000 was retained by CP Energy as working capital.

F-77

On October 11, 2013, Prospect made a $746 follow-on investment in CP Holdings to fund equity into CP Energy and made an additional senior secured loan to CP Energy of $5,100. Management invested an additional $154 of equity in CP Energy, and the percentage ownership of CP Energy did not change. Total proceeds of $6,000 were used to purchase flowback equipment and expand the CP Well operations in West Texas.
On December 26, 2013, Prospect made an additional $1,741 follow-on investment in CP Holdings to fund equity into CP Energy and made an additional senior secured loan to CP Energy of $11,900. Management invested an additional $359 of equity in CP Energy, and the percentage ownership of CP Energy did not change. Total proceeds of $14,000 were used to purchase additional equipment.
On April 1, 2014, Prospect made new loans to CP Well, ProHaul Transports, LLC Wright Trucking, Inc. and Foster Testing Co, Inc. as co-borrowers, two first lien loans in the amount of $11,035 and $72,238 and a second lien loan in the amount of $15,000. The proceeds of these loans were used to repay CP Well Testing’s senior secured term loan and CP Energy’s senior secured term loan from Prospect.
On July 1, 2014, Prospect began consolidating CP Holdings. As a result, any transactions between CP Holdings and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
The following interest income was accrued and paid from CP Energy to Prospect and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$1,763
July 1, 2014 to September 30, 2014	—
The following interest income was accrued and paid from CP Well Testing to Prospect and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$413
July 1, 2014 to September 30, 2014	—
The following interest income was accrued and subsequently paid from CP Well to Prospect and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$—
July 1, 2014 to September 30, 2014	4,118
At June 30, 2014 and September 30, 2014, $45 and $26 of interest recognized had not yet been paid by CP Well to Prospect and was included by Prospect within interest receivable.
The following managerial assistance payments were paid from CP Energy to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2013 to September 30, 2013	$50
July 1, 2014 to September 30, 2014	—
The following managerial assistance payments were paid from CP Well to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2013 to September 30, 2013	$—
July 1, 2014 to September 30, 2014	75
The following amounts were due from Prospect to Prospect Administration for managerial assistance for CP Well for which Prospect received payment on behalf of Prospect Administration (no direct income was recognized by Prospect):

June 30, 2014	$75
September 30, 2014	13

F-78

The following payments were paid from CP Holdings to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to CP Holdings (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable to Prospect Administration resulting in a reduction of the overhead allocation from Prospect Administration):

July 1, 2013 to September 30, 2013	$606
July 1, 2014 to September 30, 2014	N/A
Credit Central Loan Company, LLC
Prospect owns 100% of the equity of Credit Central Holdings of Delaware, LLC (“Credit Central Delaware”), a Consolidated Holding Company. Credit Central Delaware owns 74.75% of the equity of Credit Central Holdings, LLC (“Credit Central”), with entities owned by Credit Central management owning the remaining 25.25% of the equity. Credit Central owns 100% of each of Credit Central, LLC, Credit Central South, LLC, Credit Central of Texas, LLC, and Credit Central of Tennessee, LLC. Credit Central is a branch-based provider of installment loans.
On December 28, 2012, Prospect initially made a $47,663 investment (including the fair value of 897,906 common shares of Prospect for $9,581 on that date, which were included in the purchase cost paid to acquire Credit Central) in Credit Central Delaware, of which $38,082 was a Senior Secured Revolving Credit Facility and $9,581 to purchase the membership interests of Credit Central Delaware. The proceeds were partially utilized to purchase 74.75% of Credit Central’s membership interests for $43,293. The remaining proceeds were used to pay $1,440 of structuring fees from Credit Central Delaware to Prospect (which was recognized by Prospect as structuring fee income), $638 for third party expenses, $292 for legal services provided by attorneys at Prospect Administration and $2,000 was retained by Credit Central Delaware for working capital. On March 28, 2014, Prospect funded an additional $2,500 ($2,125 to the Senior Secured Revolving Credit Facility and $375 to purchase additional membership interests of Credit Central Delaware) which was utilized by Credit Central Delaware to pay a $2,000 dividend to Prospect and $500 was retained by Credit Central Delaware for working capital.
On June 26, 2014, Prospect made a new $36,333 second lien term loan to Credit Central. Credit Central then distributed this amount to Credit Central Delaware as a return of capital which was used to pay down the Senior Secured Revolving Credit Facility from Credit Central Delaware by the same amount. The remaining amount of the Senior Secured Revolving Credit Facility, $3,874, was then converted to additional membership interests in Credit Central Delaware. Effective June 26, 2014, Credit Central Holdings, LLC was renamed Credit Central Loan Company, LLC (continues as “Credit Central”).
On July 1, 2014, Prospect began consolidating Credit Central Delaware. As a result, any transactions between Credit Central Delaware and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
The following interest payments were paid from Credit Central Delaware to Prospect and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$1,968
July 1, 2014 to September 30, 2014	N/A
The following interest payments were paid from Credit Central to Prospect and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$—
July 1, 2014 to September 30, 2014	1,857
The following royalty payments were paid from Credit Central Delaware to Prospect and recognized by Prospect as other income:

July 1, 2013 to September 30, 2013	$119
July 1, 2014 to September 30, 2014	N/A
The following managerial assistance payments were paid from Credit Central to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2013 to September 30, 2013	$175
July 1, 2014 to September 30, 2014	175

F-79

The following amounts were due from Credit Central Delaware to Prospect for interest and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities:

June 30, 2014	$20
September 30, 2014	N/A
The following amounts were due from Credit Central to Prospect for interest and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities:

June 30, 2014	$—
September 30, 2014	10
At June 30, 2014 and September 30, 2014, $10 of interest recognized had not been paid by Credit Central to Prospect and was included by Prospect within interest receivable.

The following amounts were due to Credit Central from Prospect for reimbursement of expenses and included by Prospect within other liabilities on the respective Consolidated Statement of Assets and Liabilities:

June 30, 2014	$—
September 30, 2014	35
The following amounts were due from Prospect to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Credit Central Delaware for which Prospect received payment on behalf of Prospect Administration (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the expenses of Prospect Administration resulting in a reduction of the overhead allocation from Prospect Administration):

June 30, 2014	$175
September 30, 2014	N/A
Echelon Aviation LLC
Prospect owns 100% of the membership interests of Echelon Aviation LLC (“Echelon”). Echelon owns 60.7% of the equity of AerLift Leasing Limited (“AerLift”).
On March 31, 2014, Prospect initially made a $92,628 investment in Echelon, of which $78,521 was a Senior Secured Revolving Credit Facility and $14,107 to purchase the membership interests of Echelon. The proceeds were partially utilized to purchase 60.7% of AerLift’s membership interests for $83,657. The remaining proceeds were used to pay $2,771 of structuring fees from Echelon to Prospect (which was recognized by Prospect as structuring fee income), $540 for third party expenses, $664 for legal and tax services provided by Prospect Administration and $4,996 was retained by Echelon for working capital.
On July 1, 2014, Prospect sold a $400 participation in the Senior Secured Revolving Credit Facility, equal to 0.51% of the outstanding principal amount on that date.
On September 15, 2014, Echelon made an optional partial prepayment of $37,313 of the Senior Secured Revolving Credit Facility outstanding.
On September 30, 2014, Prospect made an additional $5,800 investment in the membership interests of Echelon.
The following interest payments were paid from Echelon to Prospect and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$—
July 1, 2014 to September 30, 2014	2,563
The following managerial assistance payments were paid from Echelon to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2013 to September 30, 2013	$—
July 1, 2014 to September 30, 2014	63

F-80

At June 30, 2014 and September 30, 2014, $63 and $0 of managerial assistance had been received by Prospect from Echelon and had not yet been paid to Prospect Administration, respectively. These amounts were included by Prospect in Due to Prospect Administration on the respective Consolidated Statement of Assets and Liabilities (no income was recognized by Prospect).

The following amounts were due from Echelon to Prospect for reimbursement of expenses paid by Prospect on behalf of Echelon and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities (no income was recognized by Prospect):

June 30, 2014	$78
September 30, 2014	72
The following payments were paid from Echelon to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Echelon (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the expenses of Prospect Administration resulting in a reduction of the overhead allocation from Prospect Administration):

July 1, 2014 to September 30, 2014	$5
The following amounts were due from Prospect to Prospect Administration for managerial assistance for Echelon for which Prospect received payment on behalf of Prospect Administration (no direct income was recognized by Prospect):

July 1, 2014 to September 30, 2014	$125

Energy Solutions Holdings Inc.
Prospect owns 100% of the equity of Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings Inc.) (“Energy Solutions”), a Consolidated Holding Company. Energy Solutions owns 100% of each of Change Clean Energy Holdings, LLC (“Change Clean”), Freedom Marine Solutions Holdings, LLC (“Freedom Marine”) and Yatesville Coal, LLC (“Yatesville”). Freedom Marine owns 100% of each of Vessel Holdings, LLC ("Vessel"), Vessel Holdings II, LLC (“Vessel II”) and Vessel Holdings III, LLC (“Vessel III”). Yatesville owns 100% of North Fork Collieries, LLC. Change Clean owns 100% of Change Clean Energy, LLC, Down East Power Company, LLC and 50.1% of BioChips LLC. Energy Solutions owns interests in companies operating in the energy sector. These include companies operating offshore supply vessels, ownership of a non-operating biomass electrical generation plant and several coal mines. Energy Solutions subsidiaries formerly owned interests in gathering and processing business in east Texas. As of July 1, 2011, the cost basis of our investment in Energy Solutions, including debt and equity, was $42,003.
In December 2011, Prospect completed a reorganization of Gas Solutions Holdings Inc. renaming the company Energy Solutions and transferring ownership of other operating companies owned by Prospect and operating within the energy industry. As part of the reorganization, Prospect transferred our debt and equity interests with cost basis of $2,540 in Change Clean Energy Holdings, Inc., Change Clean Energy, Inc., $12,504 in Freedom Marine Holdings, Inc. and $1,449 of Yatesville Coal Holdings, Inc. to Change Clean, Freedom Marine, and Yatesville, respectively. Each of these entities is wholly owned (directly or indirectly) by Energy Solutions.
On December 28, 2011, Prospect made a follow-on $1,250 equity investment in Energy Solutions and a $3,500 debt investment in Vessel, a subsidiary of Freedom Marine. On November 25, 2013, Prospect restructured our investment in Freedom Marine. The $12,504 subordinated secured loan to Jettco Marine Services, LLC, a subsidiary of Freedom Marine, was replaced with a senior secured note to Vessel II, a new subsidiary of Freedom Marine. On December 3, 2013, Prospect made a $16,000 senior secured investment in Vessel III, a new subsidiary of Freedom Marine. Overall, the restructuring of our investment in Freedom Marine provided approximately $16,000 net new senior secured debt financing to support the acquisition of two new vessels. Prospect received $2,480 of structuring fees from Energy Solutions related to the Freedom Marine restructuring which was recognized as other income.
On November 28, 2012 and January 1, 2014, Prospect received $475 and $25 of litigation settlement proceeds related to Change Clean and recorded a reduction in our equity investment cost basis for Energy Solutions, respectively.

F-81

On January 4, 2012, Energy Solutions sold its gas gathering and processing assets held in Gas Solutions Ltd. (“Gas Solutions”) for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that may be paid based on the future performance of Gas Solutions. Through June 30, 2014, Prospect has not accrued income for any portion of the $28,000 potential payment. After expenses, including structuring fees of $9,966 paid to us, and $3,152 of third-party expenses, Gas Solutions LP LLC and Gas Solutions GP LLC, subsidiaries of Gas Solutions, received $157,100 and $1,587 in cash, respectively, subsequently distributed these amounts, $158,687 in total, to Energy Solutions. The sale of Gas Solutions by Energy Solutions resulted in significant earnings and profits, as defined by the Code, at Energy Solutions for calendar year 2012. As a result, 2012 distributions from Energy Solutions to us were required to be recognized as dividend income, in accordance with ASC 946, as there were current year earnings and profits sufficient to support such recognition.
In June 2014, Yatesville Coal Holdings, LLC was renamed Yatesville Coal Company, LLC (continues as “Yatesville”) and Change Clean Energy Holdings, LLC was renamed Change Clean Energy Company, LLC (continues as “Change Clean”).
On July 1, 2014, Prospect began consolidating Energy Solutions. As a result, any transactions between Energy Solutions and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
The following cash payments from Energy Solutions to Prospect were recorded as a repayment of loan receivable by Prospect:

July 1, 2013 to September 2013	$4,250
July 1, 2014 to September 2014	N/A
The following interest income, including prepayment penalty fees, was accrued and paid from Energy Solutions to Prospect for interest due and recognized by Prospect as interest income:

July 1, 2013 to September 2013	$2,773
July 1, 2014 to September 2014	N/A
The following managerial assistance payments were paid from Energy Solutions to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2013 to September 2013	$45
July 1, 2014 to September 2014	N/A
The following amounts were due from Prospect to Prospect Administration for reimbursement of managerial assistance payments for which Prospect received payment on behalf of Prospect Administration (no direct income was recognized by Prospect):

June 30, 2014	$45
September 30, 2014	N/A
First Tower Finance Company LLC
Prospect owns 100% of the equity of First Tower Holdings of Delaware LLC (“First Tower Delaware”), a Consolidated Holding Company. First Tower Delaware owns 80.1% of First Tower Finance Company LLC (“First Tower Finance”). First Tower Finance owns 100% of First Tower, LLC (“First Tower”), a multiline specialty finance company.
On June 15, 2012, Prospect made a $287,953 investment (including 14,518,207 common shares of Prospect at a fair value of $160,571) in First Tower Delaware, of which $244,760 was a Senior Secured Revolving Credit Facility and $43,193 of membership interest in First Tower Delaware. $282,968 of the proceeds were utilized by First Tower Delaware to purchase 80.1% of the membership interests in First Tower Finance. The remaining proceeds at First Tower Delaware were used to pay $4,038 of structuring fees from First Tower Delaware to Prospect (which was recognized by Prospect as structuring fee income), $940 of legal services provided by attorneys at Prospect Administration, and $7 of third party expenses. Prospect received an additional $4,038 of structuring fees from First Tower (which was recognized by Prospect as structuring fee income). Management purchased the additional 19.9% of First Tower Finance common stock for $70,300. The combined proceeds received by First Tower Finance of $353,268 ($282,968 equity financing from First Tower Delaware mentioned above and $70,300 equity financing from management) were used to purchase 100% of the common stock of First Tower for $338,042, pay $11,188 of third-party expenses and $4,038 of structuring fees from First Tower mentioned above (which was recognized by Prospect as structuring fee income).

F-82

On October 18, 2012, Prospect made an additional $20,000 investment through the Senior Secured Revolving Credit Facility, $12,008 of which was invested by First Tower Delaware in First Tower Finance as equity and $7,992 of which was retained by First Tower Delaware as working capital. On December 30, 2013, Prospect funded an additional $10,000 into First Tower Delaware, $8,500 through the Senior Secured Revolving Credit Facility and $1,500 through the purchase of additional membership interests in First Tower Delaware. $8,000 of the proceeds were utilized by First Tower Delaware to pay structuring fees to Prospect for the renegotiation and expansion of First Tower’s third-party revolver, and $2,000 of the proceeds were retained by First Tower Delaware for working capital.
On June 24, 2014, Prospect made a new $251,246 second lien term loan to First Tower. First Tower distributed this amount to First Tower Finance, which distributed this amount to First Tower Delaware as a return of capital. First Tower Delaware used the distribution to partially pay down the Senior Secured Revolving Credit Facility. The remaining $23,712 of the Senior Secured Revolving Credit Facility was then converted to additional membership interests held by Prospect in First Tower Delaware.
On July 1, 2014, Prospect began consolidating First Tower Delaware. As a result, any transactions between First Tower Delaware and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
The following dividends were declared and paid from First Tower Finance to First Tower Delaware and recognized as dividend income by First Tower Delaware:

July 1, 2013 to September 2013	$13,760
July 1, 2014 to September 2014	N/A
All dividends were paid from earnings and profits of First Tower Finance.
The following cash distributions were declared and paid from First Tower Finance to First Tower Delaware and recorded as a return of capital by Prospect:

July 1, 2013 to September 2013	$—
July 1, 2014 to September 2014	3,851
The following interest income was accrued and paid from First Tower Delaware to Prospect for interest due and recognized by Prospect as interest income:

July 1, 2013 to September 2013	$13,532
July 1, 2014 to September 2014	N/A
The following interest income was accrued and subsequently paid from First Tower to Prospect for interest due and recognized by Prospect as interest income:

July 1, 2013 to September 2013	N/A
July 1, 2014 to September 2014	10,916
At June 30, 2014 and September 30, 2014, $147 and $119 of interest recognized above had not yet been paid by First Tower to Prospect and was included by Prospect within interest receivable.
The following royalty payments were paid from First Tower Delaware to Prospect and recognized by Prospect as other income:

July 1, 2013 to September 2013	$699
July 1, 2014 to September 2014	N/A
The following managerial assistance payments were paid from First Tower Delaware to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2013 to September 30, 2013	$600
July 1, 2014 to September 30, 2014	—
At September 30, 2014, $600 of managerial assistance had not yet been paid by First Tower Delaware to Prospect. This was recognized as an expense by Prospect and was included within Due to Prospect Administration.

F-83

The following amounts were due from First Tower Delaware to Prospect for reimbursement of expenses paid by Prospect on behalf of First Tower Delaware and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities:

June 30, 2014	$37
September 30, 2014	N/A
The following amounts were due from First Tower to Prospect for reimbursement of expenses paid by Prospect on behalf of First Tower and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities:

June 30, 2014	$—
September 30, 2014	13
Freedom Marine Solutions, LLC
Prospect owns 100% of the equity of Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings Inc.) (“Energy Solutions”), a Consolidated Holding Company. Energy Solutions owns 100% of Freedom Marine Solutions Holdings, LLC (“Freedom Marine”). Freedom Marine owns 100% of each of Vessel Holdings, LLC ("Vessel"), Vessel Holdings II, LLC (“Vessel II”) and Vessel Holdings III, LLC (“Vessel III”).
On December 28, 2011, Prospect made a follow-on $1,250 equity investment in Energy Solutions and a $3,500 debt investment in Vessel, a subsidiary of Freedom Marine. On November 25, 2013, Prospect restructured our investment in Freedom Marine. The $12,504 subordinated secured loan to Jettco Marine Services, LLC, a subsidiary of Freedom Marine, was replaced with a senior secured note to Vessel II, a new subsidiary of Freedom Marine. On December 3, 2013, Prospect made a $16,000 senior secured investment in Vessel III, a new subsidiary of Freedom Marine. Overall, the restructuring of our investment in Freedom Marine provided approximately $16,000 net new senior secured debt financing to support the acquisition of two new vessels. Prospect received $2,480 of structuring fees from Energy Solutions related to the Freedom Marine restructuring which was recognized as other income.
In June 2014, Freedom Marine Services Holdings, LLC was renamed Freedom Marine Solutions, LLC (continues as “Freedom Marine”), Vessel Holdings, LLC was renamed Vessel Company, LLC (continues as “Vessel”), Vessel Holdings II, LLC was renamed Vessel Company II, LLC (continues as “Vessel II”), Vessel Holdings III, LLC was renamed Vessel Company III, LLC (continues as “Vessel III”), Yatesville Coal Holdings, LLC was renamed Yatesville Coal Company, LLC (continues as “Yatesville”) and Change Clean Energy Holdings, LLC was renamed Change Clean Energy Company, LLC (continues as “Change Clean”).
The following interest income was accrued and subsequently paid from Vessel to Prospect for interest due and recognized by Prospect as interest income:

July 1, 2013 to September 2013	$163
July 1, 2014 to September 2014	162
At June 30, 2014 and September 30, 2014, $2 and $163 of interest recognized above had not yet been paid by Vessel to Prospect and was included by Prospect within interest receivable.
The following interest payments were accrued and subsequently paid from Vessel II to Prospect and recognized by Prospect as interest income:

July 1, 2013 to September 2013	$—
July 1, 2014 to September 2014	432
At June 30, 2014 and September 30, 2014, $5 and $437 of interest recognized above had not yet been paid by Vessel II to Prospect and was included by Prospect within interest receivable.
The following interest payments were accrued and subsequently paid from Vessel III to Prospect and recognized by Prospect as interest income:

July 1, 2013 to September 2013	$—
July 1, 2014 to September 2014	532

F-84

At June 30, 2014 and September 30, 2014, $6 and $537 of interest recognized above had not yet been paid by Vessel III to Prospect and was included by Prospect within interest receivable.
At September 30, 2014, $75 of managerial assistance had not yet been paid by Freedom Marine to Prospect and was included by Prospect within other receivables due from Freedom Marine and other liabilities due to Prospect Administration.
Gulf Coast Machine & Supply Company
Prospect owns 100% of the preferred equity of Gulf Coast Machine & Supply Company (“Gulf Coast”). Gulf Coast is a provider of value-added forging solutions to energy and industrial end markets.
On October 12, 2012, Prospect initially made a $42,000 first lien term loan to Gulf Coast, of which $840 was used to pay structuring fees from Gulf Coast to Prospect (which was recognized by Prospect as structuring fee income).
On November 8, 2013, Gulf Coast issued $25,950 of convertible preferred stock to Prospect (representing 99.9% of the voting securities of Gulf Coast) in exchange for crediting the same amount to the first lien term loan previously outstanding, leaving a first lien loan balance of $15,000. Prior to this conversion, Prospect was just a lender to Gulf Coast and the investment was not a controlled investment. On November 29, 2013 and December 16, 2013, Prospect provided an additional $1,000 and $1,500, respectively, to fund working capital needs, increasing the first lien loan balance to $17,500.
On August 21, 2014, Prospect made an additional $2,000 investment in the first lien term loan to Gulf Coast.
The following interest income was accrued and subsequently paid from Gulf Coast to Prospect for interest due and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	N/A
July 1, 2014 to September 30, 2014	523
At June 30, 2014 and September 30, 2014, $6 of interest recognized had not yet been paid by Gulf Coast to Prospect and was included by Prospect within interest receivable.
The following amounts were due from Gulf Coast to Prospect for reimbursement of expenses paid by Prospect on behalf of Gulf Coast and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities (no income recognized by Prospect):

June 30, 2014	$—
September 30, 2014	384
Harbortouch Payments, LLC
Prospect owns 100% of the equity of Harbortouch Holdings of Delaware Inc. (“Harbortouch Delaware”), a Consolidated Holding Company. Harbortouch Delaware owns 100% of the Class C voting units of Harbortouch Payments, LLC (“Harbortouch”), which provide for a 53.5% residual profits allocation. Harbortouch management owns 100% of the Class B and D voting units of Harbortouch, which provide for a 46.5% residual profits allocation. Harbortouch owns 100% of Credit Card Processing USA, LLC. Harbortouch is a provider of transaction processing services and point-of sale equipment used by merchants across the United States.
On March 31, 2014, Prospect made a $147,898 investment (including 2,306,294 common shares of Prospect at a fair value of $24,908) in Harbortouch Delaware. Of this amount, $123,000 was loaned in exchanged for a subordinated note and $24,898 was an equity contribution. Harbortouch Delaware utilized $137,972 to purchase 100% of the Harbortouch Class A voting preferred units which provided an 11% preferred return and a 53.5% interest in the residual profits. Harbortouch Delaware used the remaining proceeds to pay $4,920 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,761 for legal services provided by attorneys at Prospect Administration and $3,245 was retained by Harbortouch Delaware for working capital. Additionally, on March 31, 2014, Prospect provided Harbortouch a senior secured loan of $130,796. Prospect received a structuring fee of $2,616 from Harbortouch (which was recognized by Prospect as structuring fee income).

F-85

On April 1, 2014, Prospect made a new $137,226 senior secured term loan to Harbortouch. Harbortouch then distributed this amount to Harbortouch Delaware as a return of capital which was used to pay down the $123,000 senior secured note from Harbortouch Delaware to Prospect. The remaining $14,226 was distributed to Prospect as a return of capital of Prospect’s equity investment in Harbortouch Delaware. Harbortouch Delaware continues to own 100% of Harbortouch’s Class C voting units, which provide for a 53.5% residual profits allocation from Harbortouch.
On July 1, 2014, Prospect began consolidating Harbortouch Delaware. As a result, any transactions between Harbortouch Delaware and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On September 30, 2014, Prospect made a new $26,431 senior secured term loan to Harbortouch to support an acquisition. As part of the transaction, Prospect received $530 of structuring fees (which was recognized by Prospect as structuring fee income) and $49 of amendment fees.
The following dividends were declared and paid from Harbortouch to Prospect and recognized as dividend income by Prospect:

July 1, 2013 to September 2013	N/A
July 1, 2014 to September 2014	14
The following interest income was accrued and subsequently paid from Harbortouch to Prospect for interest due and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	N/A
July 1, 2014 to September 30, 2014	6,874
At June 30, 2014 and September 30, 2014, $1,962 and $3,900 of interest recognized had not yet been paid by Harbortouch to Prospect and was included by Prospect within interest receivable, respectively.
The following managerial assistance payments were paid from Harbortouch to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2013 to September 30, 2013	N/A
July 1, 2014 to September 30, 2014	125
At June 30, 2014 and September 30, 2014, $125 was included by Prospect in Due to Prospect Administration on the respective Consolidated Statement of Assets and Liabilities.
The following payments were paid from Harbortouch to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Harbortouch (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

July 1, 2013 to September 30, 2013	N/A
July 1, 2014 to September 30, 2014	31
The Healing Staff, Inc.
Prospect owns 100% of the equity of The Healing Staff, Inc. (“THS”). Prospect owns 100% of the equity of Vets Securing America, Inc. (“VSA”), which is operated by THS management. VSA provides out-sourced security guards staffing.
As of July 1, 2011, the cost basis of Prospect’s investment in THS and VSA, including debt and equity, was $18,220. During the year ended June 30, 2012, Prospect made follow-on secured debt investments of $773 in THS to support the ongoing operations of THS and VSA. In October 2011, Prospect sold a previously acquired building from ESA for $894. In early May 2012, Prospect made short-term secured debt investments of $118 and $42 to support the operations of THS and VSA, respectively, which was repaid in early June 2012. In January 2012, Prospect received $2,250 towards a litigation settlement. The proceeds from both of these transactions were used to reduce the outstanding loan by $3,144.
In May 2012, in connection with the implementation of accounts receivable based funding programs for THS and VSA with a third party provider, Prospect agreed to subordinate Prospect’s first priority security interest in all of the accounts receivable and other assets of THS and VSA to the third party provider of that accounts receivable based funding.

F-86

During the three months ended December 31, 2012, Prospect determined that the impairment of THS and VSA was other-than-temporary and decreased Prospect’s cost basis by $12,834 and recorded a realized loss of $12,117 for the amount that the amortized cost exceeded the fair market value.
Manx Energy, Inc.
As of June 30, 2014, Prospect owns 41% of the equity of Manx Energy, Inc. (“Manx”). Manx was formed on January 19, 2010 for the purpose of rolling up the assets of existing Prospect portfolio companies, Coalbed, LLC (“Coalbed”), Appalachian Energy Holdings, LLC (“AEH”) and Kinley Exploration LLC. The three companies were combined under new common management.
On January 19, 2010, Prospect made a $2,800 investment at closing to Manx to provide for working capital. On the same date, Prospect exchanged $2,100 and $4,500 of the loans to AEH and Coalbed, respectively, for Manx preferred equity, and Prospect’s AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring, and Prospect continued to fully reserve any income accrued for Manx. On October 15, 2010 and May 26, 2011, Prospect increased its loan to Manx in the amount of $500 and $250, respectively, to provide additional working capital. As of June 30, 2011, the cost basis of Prospect’s investment in Manx, including debt and equity, was $19,019.
On June 30, 2012, AEH and Coalbed loans held by Manx with a cost basis of $7,991 were removed from Manx and contributed by Prospect to Wolf Energy Holdings Inc., a separate holding company wholly owned by Prospect. On June 30, 2013, Prospect determined the remaining debt and equity investment in Manx was other-than-temporarily impaired and wrote-off $10,528 of the investment cost basis, leaving a cost basis in the remaining debt balance of $500.
MITY, Inc.
Prospect owns 100% of the equity of MITY Holdings of Delaware Inc. (“MITY Delaware”), a Consolidated Holding Company. MITY Delaware holds 94.99% of the equity of MITY Enterprises, Inc. (“MITY”), with management of MITY owning the remaining 5.01% of the equity of MITY. MITY owns 100% of each of MITY-Lite, Inc. (“MITY-Lite”), Broda Enterprises USA, Inc. (“Broda USA”) and Broda Enterprises ULC (“Broda Canada”). MITY is a designer, manufacturer and seller of multipurpose room furniture and specialty healthcare seating products.
On September 19, 2013, Prospect made a $29,735 investment in MITY Delaware, of which $22,792 was a senior secured debt to MITY Delaware and $6,943 was a capital contribution to the equity of MITY Delaware. The proceeds were partially utilized to purchase 97.7% of MITY common stock for $21,027. The remaining proceeds were used to issue a $7,200 note from Broda Canada to MITY Delaware, pay $684 of structuring fees from MITY Delaware to Prospect (which was recognized by Prospect as structuring fee income), $311 for legal services provided by attorneys employed by Prospect Administration and $513 was retained by MITY Delaware for working capital.
On September 19, 2013, Prospect made an additional $18,250 senior secured debt investment in MITY. The proceeds were used to repay existing third-party indebtedness, pay $365 of structuring fees from MITY to Prospect (which was recognized by Prospect as structuring fee income), pay $1,143 of third party expenses and $2,580 was retained by MITY for working capital. Members of management of MITY purchased additional shares of common stock of MITY, reducing MITY Delaware’s ownership to 94.99%. MITY, MITY-Lite and Broda USA are joint borrowers on the senior secured debt of MITY.
On June 23, 2014, Prospect made a new $15,769 debt investment in MITY and MITY distributed proceeds to MITY Delaware as a return of capital. MITY Delaware used this distribution to pay down the senior secured debt of MITY Delaware to Prospect by the same amount. The remaining amount of the senior secured debt due from MITY Delaware to Prospect, $7,200, was then contributed to the capital of MITY Delaware. As a result of this transaction, Prospect held the $15,769 MITY note. Effective June 23, 2014, MITY Enterprises, Inc. was renamed MITY, Inc. (continues as “MITY”) and Broda Enterprises USA, Inc. was renamed Broda USA, Inc. (continues as “Broda”).
On June 23, 2014, Prospect also extended a new $7,500 senior secured revolving facility to MITY, of which none was funded at closing.
On July 1, 2014, Prospect began consolidating MITY Delaware. As a result, any transactions between MITY Delaware and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On July 17, 2014, Prospect funded $500 of MITY's senior secured revolving facility.

F-87

The following interest payments were paid from Broda to MITY Delaware and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$—
July 1, 2014 to September 30, 2014	172
The following interest income was accrued by Prospect for interest due from MITY Delaware and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$137
July 1, 2014 to September 30, 2014	N/A
The following interest income was accrued by Prospect for interest due from MITY and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$61
July 1, 2014 to September 30, 2014	1,291
At June 30, 2014 and September 30, 2014, $14 of interest recognized above had not yet been paid by MITY to Prospect and was included by Prospect within interest receivable.
The following managerial assistance payments were paid from MITY to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2013 to September 30, 2013	$—
July 1, 2014 to September 30, 2014	85
At June 30, 2014 and September 30, 2014, $10 and $0 of managerial assistance recognized had not yet been paid by MITY to Prospect and was included by Prospect within other receivables due from MITY and other liabilities due to Prospect Administration.

The following payments were paid from MITY Delaware to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to MITY Delaware (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

July 1, 2013 to September 30, 2013	$311
July 1, 2014 to September 30, 2014	N/A
The following amounts were due from Prospect to Prospect Administration for reimbursement for legal, tax and portfolio level accounting services provided directly to MITY for which Prospect received payment on behalf of Prospect Administration (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

June 30, 2014	$75
September 30, 2014	N/A
The following amounts were due from MITY Delaware to Prospect for reimbursement of expenses and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities (no income was recognized by Prospect):

June 30, 2014	$3
September 30, 2014	N/A
The following amounts were due from MITY to Prospect for reimbursement of expenses and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities (no income was recognized by Prospect):

June 30, 2014	$—
September 30, 2014	3
At September 30, 2014, Prospect had a $7 payable to MITY for reimbursement in excess of expenses which was subsequently utilized to pay other expenses by Prospect on behalf of MITY.

F-88

National Property REIT, Corp.
Prospect owns 100% of the equity of NPH Property Holdings, LLC (“NPH”), a Consolidated Holding Company. NPH owns 100% of the common equity of National Property Holdings Corp. (“NPRC”). NPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. In order to qualify as a REIT, NPRC issued 125 shares of Series A Cumulative Non-Voting Preferred Stock to 125 accredited investors. The preferred stockholders are entitled to receive cumulative dividends semi-annually at an annual rate of 12.5% and do not have the ability to participate in the management or operation of NPRC.
NPRC was formed to acquire, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. NPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. Additionally, through its wholly-owned subsidiaries, NPRC invests in peer-to-peer consumer loans.
On December 31, 2013, APRC distributed its majority interests in five JVs holding real estate assets to APH. APH then distributed these JV interests to Prospect in a transaction characterized as a return of capital. Prospect, on the same day, contributed certain of these JV interests to NPH and the remainder to UPH (each wholly-owned subsidiaries of Prospect). Each of NPH and UPH immediately thereafter contributed these JV interests to NPRC and UPRC, respectively. The total investments in the JVs transferred to NPH and from NPH to NPRC consisted of $79,309 and $16,315 of debt and equity financing, respectively. There was no material gain or loss realized on these transactions.
On December 31, 2013, Prospect made a $10,620 investment in NPH, of which $8,800 was a Senior Term Loan and $1,820 was used to purchase additional membership interests of NPH. The proceeds were utilized by NPH to purchase additional NPRC common equity for $10,620. The proceeds were utilized by NPRC to purchase a 93.0% ownership interest in APH Carroll Bartram Park, LLC for $10,288 and to pay $113 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $219 retained by NPRC for working capital. APH Carroll Bartram Park, LLC was purchased by NPRC for $38,000 which included debt financing and minority interest of $28,500 and $774, respectively. The remaining proceeds were used to pay $206 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,038 of third party expenses, $5 of legal services provided by attorneys at Prospect Administration, and $304 of pre-paid assets, with $9 retained by NPRC for working capital.
Between January 7, 2014 and March 13, 2014, Prospect made a $14,000 investment in NPH, of which $11,900 was a Senior Term Loan and $2,100 was used to purchase additional membership interests of NPH. The proceeds were utilized by NPRC to purchase consumer loans from a third party.
On January 31, 2014, Prospect made a $4,805 investment in NPH, of which $4,000 was a Senior Term Loan and $805 used to purchase additional membership interests of NPH. The proceeds were utilized by NPH to purchase additional NPRC common equity for $4,805. The proceeds were utilized by NPRC to purchase a 93.0% ownership interest in APH Carroll Atlantic Beach, LLC for $4,603 and to pay $52 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $150 retained by NPRC for working capital. APH Carroll Atlantic Beach, LLC was purchased by NPRC for $13,025 which included debt financing and minority interest of $9,118 and $346, respectively. The remaining proceeds were used to pay $92 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $681 of third party expenses, $7 of legal services provided by attorneys at Prospect Administration, and $182 of pre-paid assets, with $80 retained by NPRC for working capital.
Effective as of April 1, 2014, Prospect made a new $104,460 senior term loan to NPRC. NPRC then distributed this amount to NPH as a return of capital which was used to pay down the Senior Term Loan from NPH by the same amount. Effective April 1, 2014, National Property Holdings Corp. was renamed National Property REIT Corp. (continues as “NPRC”).
Between April 3, 2014 and May 21, 2014, Prospect made an $11,000 investment in NPH and NPRC, of which $9,350 was a Senior Term Loan to NPRC and $1,650 was used to purchase additional membership interests of NPH. The proceeds were utilized by NPH to purchase additional NPRC common equity for $1,650. The proceeds were utilized by NPRC to purchase consumer loans from a third party.
On July 1, 2014, Prospect began consolidating NPH. As a result, any transactions between NPH and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
During the three months ended September 30, 2014, Prospect made nine follow-on investments in NPRC totaling $37,500 to support the online lending initiative. Prospect invested $5,625 of equity through NPH and $31,875 of debt directly to NPRC.

F-89

The following interest income was accrued and subsequently paid by NPRC to Prospect and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	N/A
July 1, 2014 to September 30, 2014	3,309
At June 30, 2014 and September 30, 2014, $0 and $44 of interest recognized had not yet been paid by NPRC to Prospect and was included by Prospect within interest receivable, respectively.
At June 30, 2014 and September 30, 2014, $0 and $1,183 of interest from NPRC was capitalized payment-in-kind interest and was included by Prospect in the investment cost basis, respectively.
The following royalty payments were paid from NPRC to Prospect and recognized by Prospect as other income:

July 1, 2013 to September 30, 2013	N/A
July 1, 2014 to September 30, 2014	293
The following managerial assistance payments were paid from NPRC to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2013 to September 30, 2013	N/A
July 1, 2014 to September 30, 2014	128
The following amounts were due from Prospect to Prospect Administration for managerial assistance payments for which Prospect received payment on behalf of Prospect Administration (no direct income was recognized by Prospect):

June 30, 2014	$128
September 30, 2014	128
The following payments were paid from NPRC to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to NPRC (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

July 1, 2013 to September 30, 2013	N/A
July 1, 2014 to September 30, 2014	60
The following amounts were due from NPH to Prospect for reimbursement of expenses paid by Prospect on behalf of NPH and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities:

June 30, 2014	$7
September 30, 2014	N/A
The following amounts were due from NPRC to Prospect for reimbursement of expenses paid by Prospect on behalf of NPRC and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities:

June 30, 2014	N/A
September 30, 2014	14

F-90

Nationwide Acceptance LLC
Prospect owns 100% of the membership interests of Nationwide Acceptance Holdings LLC (“Nationwide Holdings”), a Consolidated Holding Company. Nationwide Holdings owns 93.79% of the equity of Nationwide Acceptance LLC (“Nationwide”), with members of Nationwide management owning the remaining 6.21% of the equity.
On January 31, 2013, Prospect initially made a $25,151 investment in Nationwide Holdings, of which $21,308 was a Senior Secured Revolving Credit Facility and $3,843 was in the form of membership interests in Nationwide Holdings. $21,885 of the proceeds were utilized to purchase 93.79% of the membership interests in Nationwide. Proceeds were also used to pay $753 of structuring fees from Nationwide Holdings to Prospect (which was recognized by Prospect as structuring fee income), $350 of third party expenses and $163 of legal services provided by attorneys at Prospect Administration. The remaining $2,000 was retained by Nationwide Holdings as working capital. On March 28, 2014, Prospect funded an additional $4,000 to Nationwide Holdings ($3,400 through the Senior Secured Revolving Credit Facility and $600 to purchase additional membership interests in Nationwide Holdings). The additional funding along with cash on hand was utilized by Nationwide Holdings to fund a $5,000 dividend to Prospect.
On June 18, 2014, Prospect made a new $14,820 second lien term loan to Nationwide. Nationwide distributed this amount to Nationwide Holdings as a return of capital. Nationwide Holdings used the distribution to pay down the Senior Secured Revolving Credit Facility. The remaining $9,888 of the Senior Secured Revolving Credit Facility was then converted to additional membership interests in Nationwide Holdings.
On July 1, 2014, Prospect began consolidating Nationwide Holdings. As a result, any transactions between Nationwide Holdings and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On September 30, 2014, Prospect made an additional $938 equity investment in Nationwide.
The following dividends were declared and paid from Nationwide to Nationwide Holdings and recorded as dividend income by Nationwide Holdings:

July 1, 2013 to September 30, 2013	$2,113
July 1, 2014 to September 30, 2014	N/A
The following dividends were paid from Nationwide to Nationwide Holdings and recognized by Prospect as dividend income:

July 1, 2013 to September 30, 2013	$—
July 1, 2014 to September 30, 2014	671
All dividends were paid from earnings and profits of the company paying the dividend.
The following interest income was accrued and subsequently paid from Nationwide Holdings to Prospect for interest due and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$1,089
July 1, 2014 to September 30, 2014	N/A
The following interest income was accrued and subsequently paid from Nationwide to Prospect for interest due and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$—
July 1, 2014 to September 30, 2014	758
At June 30, 2014 and September 30, 2014, $58 of interest recognized had not yet been paid by Nationwide to Prospect and was included by Prospect within interest receivable.
The following royalty payments were paid from Nationwide Holdings to Prospect and recognized by Prospect as other income:

July 1, 2013 to September 30, 2013	$106
July 1, 2014 to September 30, 2014	N/A

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The following managerial assistance payments were paid from Nationwide to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2013 to September 30, 2013	$100
July 1, 2014 to September 30, 2014	100
At June 30, 2014 and September 30, 2014, $100 and $100 of managerial assistance had been received by Prospect from Nationwide and had not yet been paid to Prospect Administration, respectively. These amounts were included by Prospect in Due to Prospect Administration on the respective Consolidated Statement of Assets and Liabilities.
The following amounts were due from Nationwide Holdings to Prospect for reimbursement of expenses paid by Prospect and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities (no income was recognized by Prospect):

June 30, 2014	$2
September 30, 2014	N/A
The following amounts were due from Nationwide to Prospect for reimbursement of expenses paid by Prospect and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities (no income was recognized by Prospect):

June 30, 2014	$—
September 30, 2014	1
NMMB, Inc.
Prospect owns 100% of the equity of NMMB Holdings, Inc. (“NMMB Holdings”), a Consolidated Holding Company. NMMB Holdings owns 92.93% of the fully-diluted equity of NMMB, Inc. (“NMMB,” previously NMMB Acquisition, Inc.), with NMMB management owning the remaining 7.07% of the equity. NMMB owns 100% of Refuel Agency, Inc. (“Refuel Agency”). Refuel Agency owns 100% of Armed Forces Communications, Inc. (“Armed Forces”). NMMB is an advertising media buying business.
On May 6, 2011, Prospect initially made a $34,450 investment (of which $31,750 was funded at closing) in NMMB Holdings and NMMB, of which $24,250 was a senior secured term loan to NMMB, $3,000 was a senior secured revolver to NMMB (of which $300 was funded at closing), $2,800 was a senior subordinated term loan to NMMB Holdings and $4,400 to purchase 100% of the Series A Preferred Stock of NMMB Holdings. The proceeds received by NMMB were used to purchase 100% of the equity of Refuel Agency and assets related to the business for $30,069, pay $1,035 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), pay $396 for third party expenses and $250 was retained by NMMB for working capital. On May 31, 2011, NMMB repaid the $300 senior secured revolver.
During the year ended June 30, 2012, NMMB repaid $2,550 of the senior secured term loan. During the year ended June 30, 2013, NMMB repaid $5,700 of the senior secured term loan due.
On December 13, 2013, Prospect invested $8,086 for preferred equity to recapitalize NMMB Holdings. The proceeds were used by NMMB Holdings to repay in full the $2,800 outstanding under the subordinated term loan and the remaining $5,286 of proceeds from Prospect were used by NMMB Holdings to purchase preferred equity in NMMB. NMMB used the proceeds from the preferred equity issuance to pay down the senior term loan.
On June 12, 2014, Prospect made a new $7,000 senior secured term loan to Armed Forces. Armed Forces distributed this amount to Refuel Agency as a return of capital. Refuel Agency distributed this amount to NMMB as a return of capital, which was used to pay down $7,000 of NMMB’s $10,714 senior secured term loan to Prospect. As of June 30, 2014, Prospect held $3,714 of senior secured term loan NMMB and $7,000 senior secured term loan of Armed Forces. Effective June 12, 2014, NMMB Acquisition, Inc. was renamed NMMB, Inc. (continues as “NMMB”).
On July 1, 2014, Prospect began consolidating NMMB Holdings. As a result, any transactions between NMMB Holdings and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.

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The following interest income was accrued and subsequently paid to Prospect for interest due from NMMB Holdings and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$107
July 1, 2014 to September 30, 2014	N/A
The following interest income was accrued by Prospect for interest due from NMMB and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$571
July 1, 2014 to September 30, 2014	406
At June 30, 2014 and September 30, 2014, $4 and $411 of interest recognized above had not yet been paid by NMMB to Prospect and was included by Prospect within interest receivable.
The following managerial assistance payments were paid from NMMB Holdings to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2013 to September 30, 2013	$100
July 1, 2014 to September 30, 2014	N/A
At June 30, 2014 and September 30, 2014, $300 and $400 of managerial assistance due had not yet been paid by NMMB to Prospect and was included by Prospect within other receivables.
R-V Industries, Inc.
As of July 1, 2011 and continuing through September 30, 2014, Prospect owns 88.27% of the fully-diluted equity of R-V Industries, Inc. (“R-V”), with R-V management owning the remaining 11.73% of the equity. As of June 30, 2011, Prospect’s equity investment cost basis was $1,682 and $5,087 for warrants and common stock, respectively.
On November 30, 2012, Prospect made a $9,500 second lien term loan to R-V and R-V received an additional $4,000 of senior secured financing from a third-party lender. The combined $13,500 of proceeds was partially utilized by R-V to pay a dividend to its common stockholders in an aggregate amount equal to $13,288 (including $11,073 to Prospect recognized by Prospect as a dividend). The remaining proceeds were used by R-V to pay $142 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $47 for third party expenses and $23 for legal services provided by attorneys at Prospect Administration.
On June 12, 2013, Prospect provided an additional $23,250 to the second lien term loan to R-V. The proceeds were partially utilized by R-V to pay a dividend to the common stockholders in an aggregate amount equal to $15,000 (including $13,240 dividend to Prospect). The remaining proceeds were used to pay off $7,835 of outstanding debt due from R-V to a third-party, $11 for legal services provided by attorneys at Prospect Administration and $404 was retained by R-V for working capital. On February 28, 2014, R-V repaid $2,339 of the second lien term loan due to Prospect.
The following dividends were paid from R-V to Prospect and recognized by Prospect as dividend income:

July 1, 2013 to September 30, 2013	$75
July 1, 2014 to September 30, 2014	74
All dividends were paid from earnings and profits of R-V.
The following income was accrued and subsequently paid from R-V to Prospect and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$819
July 1, 2014 to September 30, 2014	760
The following managerial assistance payments were paid from R-V to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2013 to September 30, 2013	$45
July 1, 2014 to September 30, 2014	45

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The following amounts were due from Prospect to Prospect Administration for reimbursement of managerial assistance payments for which Prospect received payment on behalf of Prospect Administration (no direct income was recognized by Prospect):

June 30, 2014	$45
September 30, 2014	45
United Property REIT Corp.
Prospect owns 100% of the equity of UPH Property Holdings, LLC (“UPH”), a Consolidated Holding Company. UPH owns 100% of the common equity of United Property Holdings Corp. (“UPRC”). UPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. In order to qualify as a REIT, UPRC issued 125 shares of Series A Cumulative Non-Voting Preferred Stock to 125 accredited investors. The preferred stockholders are entitled to receive cumulative dividends semi-annually at an annual rate of 12.5% and do not have the ability to participate in the management or operation of UPRC.
UPRC was formed to acquire, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. UPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties.
On December 31, 2013, APRC distributed its majority interests in five JVs holding real estate assets to APH. APH then distributed these JV interests to Prospect in a transaction characterized as a return of capital. Prospect, on the same day, contributed certain of these JV interests to NPH and the remainder to UPH (each wholly-owned subsidiaries of Prospect). Each of NPH and UPH immediately thereafter contributed these JV interests to NPRC and UPRC, respectively. The total investments in the JVs transferred to UPH and from UPH to UPRC consisted of $18,855 and $3,707 of debt and equity financing, respectively. There was no material gain or loss realized on these transactions.
Effective as of April 1, 2014, Prospect made a new $19,027 senior term loan to UPRC. UPRC then distributed this amount to UPH as a return of capital which was used to pay down the Senior Term Loan from UPH by the same amount. Effective April 1, 2014, United Property Holdings Corp. was renamed United Property REIT Corp. (continues as “UPRC”).
On June 4, 2014, Prospect made a $1,405 investment in UPH to purchase additional membership interests of UPH. The proceeds were utilized by UPH to purchase additional UPRC common equity for $1,405. The proceeds were utilized by UPRC to acquire the real property located at 1201 West College, Marshall, MO (“Taco Bell, MO”) for $1,405.
On July 1, 2014, Prospect began consolidating UPH. As a result, any transactions between UPH and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On August 19,  2014, Prospect made a $5,287 investment in UPRC, of which $4,494 was a Senior Term Loan directly to UPRC and $793 was used to purchase additional membership interests of UPH. The proceeds were utilized by UPH to purchase additional UPRC common equity for $793. The proceeds were utilized by UPRC to purchase an 85.0% ownership interest in Michigan Storage, LLC for $4,886 with $401 retained by UPRC for working capital. Michigan Storage, LLC was purchased by UPRC for $17,885 which included debt financing and minority interest of $13,410 and $926, respectively. The remaining proceeds were used to pay $97 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,142 of third party expenses, $1 for legal services provided by attorneys at Prospect Administration, and $97 retained by UPRC for working capital.
On August 27, 2014, Prospect made a $5,759 investment in UPRC, of which $4,895 was a Senior Term Loan directly to UPRC and $864 was used to purchase additional membership interests of UPH. The proceeds were utilized by UPH to purchase additional UPRC common equity for $864. The proceeds were utilized by UPRC to purchase an 85.0% ownership interest in Michigan Storage, LLC for $5,755 with $4 retained by UPRC for working capital. Michigan Storage, LLC was purchased by UPRC for $20,390 which included debt financing and minority interest of $15,295 and $1,013, respectively. The remaining proceeds were used to pay $114 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,523 of third party expenses and $36 retained by UPRC for working capital.
On September 29, 2014, Prospect made a $22,618 investment in UPRC, of which $19,225 was a Senior Term Loan and $3,393 was used to purchase additional membership interests of UPH. The proceeds were utilized by UPH to purchase additional UPRC common equity for $3,393. The proceeds were utilized by UPRC to purchase a 85.0% ownership interest in Canterbury Green Apartments Holdings, LLC for $22,036 with $582 retained by UPRC for working capital. Canterbury Green Apartments Holdings, LLC was purchased by UPRC for $85,500 which included debt financing and minority interest of $65,825 and $1,787, respectively. The remaining proceeds were used to pay $432 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,537 of third party expenses, $82 of legal services provided by attorneys at Prospect Administration, and $1,248 of pre-paid assets, with $849 retained by UPRC for working capital.

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On September 30, 2014, Prospect made a $22,216 investment in UPRC, of which $18,900 was a Senior Term Loan and $3,316 was used to purchase additional membership interests of UPH. The proceeds were utilized by UPH to purchase additional UPRC common equity for $3,316. The proceeds were utilized by UPRC to purchase a 65.4% ownership interest in Columbus OH Apartment Holdco, LLC for $20,804 and to pay $666 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $746 retained by UPRC for working capital. Columbus OH Apartment Holdco, LLC was purchased by UPRC for $106,567 which included debt financing and minority interest of $89,862 and $11,250, respectively. The remaining proceeds were used to pay $7,603 of third party expenses and $7,746 of pre-paid assets.
The following interest income was accrued and subsequently paid by UPRC to Prospect and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	N/A
July 1, 2014 to September 30, 2014	693
At June 30, 2014 and September 30, 2014, $6 and $21 of interest recognized above had not yet been paid by UPRC to Prospect and was included by Prospect within interest receivable.
At June 30, 2014 and September 30, 2014, $173 and $162 of interest from UPRC was capitalized payment-in-kind interest and was included by Prospect in the investment cost basis.
The following royalty payments were paid from UPRC to Prospect and recognized by Prospect as other income:

July 1, 2013 to September 30, 2013	N/A
July 1, 2014 to September 30, 2014	74
The following managerial assistance payments were paid from UPRC to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2013 to September 30, 2013	N/A
July 1, 2014 to September 30, 2014	50
The following payments were paid from UPRC to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to UPRC (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

July 1, 2013 to September 30, 2013	N/A
July 1, 2014 to September 30, 2014	59
Valley Electric Company, Inc.
As of September 30, 2014, Prospect owns 100% of the common stock of Valley Electric Holdings I, Inc. (“Valley Holdings I”), a Consolidated Holding Company. Valley Holdings I owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”), a Consolidated Holding Company. Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”), with Valley Electric management owning the remaining 5.01% of the equity. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”), a leading provider of specialty electrical services in the state of Washington and among the top 50 electrical contractors in the United States.
On December 31, 2012, Prospect initially invested $52,098 (including 4,141,547 common shares of Prospect at a fair value of $44,650) in exchange for $32,572 was in the form of a senior secured note to Valley Holdings I, a $10,000 senior secured note to Valley (discussed below) and $9,526 to purchase the common stock of Valley Holdings I. The proceeds were partially utilized by Valley Holdings I to purchase 100% of Valley Holdings II common stock for $40,528. The remaining proceeds at Valley Holdings I were used to pay $977 of structuring fees from Valley Holdings I to Prospect (which were recognized by Prospect as structuring fee income), $345 for legal services provided by attorneys at Prospect Administration and $248 was retained by Valley Holdings I for working capital. The $40,528 of proceeds received by Valley Holdings II were subsequently used to purchase 96.3% of Valley Electric’s common stock. The $40,528 proceeds received by Valley Electric, in addition to $1,500 co-invest from management, were used to fund an equity investment in Valley.
On December 31, 2012, Prospect invested $10,000 (as mentioned above) into Valley in the form of senior secured debt. Total proceeds of $52,028 received by Valley (including $42,028 equity investment mentioned above) were used to purchase the equity of Valley from third-party sellers for $45,650, pay $4,628 of third-party transaction expenses (including bonuses to Valley’s

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management of $2,320), pay $250 from Valley to Prospect (which were recognized by Prospect as structuring fee income) and $1,500 was retained by Valley for working capital.
On June 24, 2014, Valley Holdings II and management of Valley formed Valley Electric and contributed their shares of Valley stock to Valley Electric. Prospect made a new $20,471 senior secured loan to Valley Electric. Valley Electric then distributed this amount to Valley Holdings I, via Valley Holdings II, as a return of capital which was used to pay down the senior secured note of Valley Holdings I by the same amount. The remaining principal amount of the senior secured note, $16,754, was then contributed to the capital of Valley Holdings I.
On July 1, 2014, Prospect began consolidating Valley Holdings I and Valley Holdings II. As a result, any transactions between Valley Holdings I, Valley Holdings II and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
The following dividends were declared and paid from Valley to Valley Holdings II, which were subsequently distributed to and recognized as dividend income by Valley Holdings I:

July 1, 2013 to September 30, 2013	$581
July 1, 2014 to September 30, 2014	N/A
All dividends were paid from earnings and profits of Valley and Valley Holdings II.
The following cash payments from Valley to Prospect were recorded as a repayment of loan receivable by Prospect:

July 1, 2013 to September 30, 2013	$50
July 1, 2014 to September 30, 2014	—
The following interest income was accrued and subsequently paid from Valley Holdings I to Prospect and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$1,576
July 1, 2014 to September 30, 2014	N/A
The following payment-in-kind interest was capitalized in the senior secured note to Valley Holdings I and recognized as interest income by Prospect:

July 1, 2013 to September 30, 2013	$783
July 1, 2014 to September 30, 2014	N/A
The following interest income was accrued by Prospect for interest due from Valley and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$272
July 1, 2014 to September 30, 2014	272
At June 30, 2014 and September 30, 2014, $3 and $3 of interest recognized above had not yet been paid by Valley to Prospect and was included by Prospect within interest receivable.
The following payment-in-kind interest was capitalized in the senior secured note to Valley and recognized as interest income by Prospect:

June 30, 2014	$65
September 30, 2014	65
The following interest income was accrued and subsequently paid from Valley Electric to Prospect for interest due and recognized by Prospect as interest income:

July 1, 2013 to September 30, 2013	$—
July 1, 2014 to September 30, 2014	948

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At June 30, 2014 and September 30, 2014, $45 and $11 of interest recognized above had not yet been paid by Valley Electric to Prospect and was included by Prospect within interest receivable.
The following payment-in-kind interest was capitalized in the senior secured note to Valley Electric and recognized as interest income by Prospect:

July 1, 2013 to September 30, 2013	$—
July 1, 2014 to September 30, 2014	436
The following royalty payments were paid from Valley Holdings I to Prospect and recognized by Prospect as other income:

July 1, 2013 to September 30, 2013	$28
July 1, 2014 to September 30, 2014	N/A
The following managerial assistance payments were paid from Valley to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2013 to September 30, 2013	$75
July 1, 2014 to September 30, 2014	75
At September 30, 2014, Prospect had a $5 payable to Valley for reimbursement in excess of expenses which was subsequently utilized to pay other expenses by Prospect on behalf of Valley.
Wolf Energy, LLC
Prospect owns 100% of the equity of Wolf Energy Holdings Inc. (“Wolf Energy Holdings”), a Consolidated Holding Company. Wolf Energy Holdings owns 100% of each of Appalachian Energy Holdings, LLC (“AEH”), Coalbed, LLC (“Coalbed”) and Wolf Energy, LLC (“Wolf Energy”). AEH owns 100% of C&S Operating, LLC and Coalbed owns 100% of Coalbed Operator, LLC.
Wolf Energy Holdings is a holding company formed to hold 100% of the outstanding membership interests of each of AEH and Coalbed. The membership interests and associated operating company debt of AEH and Coalbed, which were previously owned by Manx Energy, Inc. (“Manx”), were assigned to Wolf Energy Holdings effective June 30, 2012. The purpose of assignment was to remove those activities from Manx deemed non-core by the Manx convertible debt investors who were not interested in funding those operations. In addition, effective June 29, 2012, C&J Cladding Holding Company, Inc. (“C&J Holdings”) merged with and into Wolf Energy Holdings, with Wolf Energy Holdings as the surviving entity. At the time of the merger, C&J Holdings held the remaining undistributed proceeds in cash from the sale of its membership interests in C&J Cladding, LLC (“C&J”) (discussed below). The merger was effectuated in connection with the broader simplification of Prospect’s energy investment holdings.
On June 1, 2012, Prospect sold the membership interests in C&J for $5,500. Proceeds from the sale were used to pay a $3,000 distribution to Prospect ($580 reduction in cost basis and $2,420 realized gain recognized by Prospect), an advisory fee of $1,500 from C&J to Prospect (which was recognized by Prospect as other income) and $978 was retained by C&J as working capital to pay $22 of legal services provided by attorneys at Prospect Administration and third-party expenses.
On June 30, 2012, AEH and Coalbed loans with a cost basis of $7,991 were assigned by Prospect to Wolf Energy Holdings Inc. from Manx Energy, Inc.
On February 27, 2013, Prospect made a $50 senior secured debt investment senior secured to East Cumberland, L.L.C. (“East Cumberland”), a former wholly-owned subsidiary of AEH with AEH as guarantor. Proceeds were used to pay off vendors.
On April 15, 2013, Prospect foreclosed on the assets of H&M Oil & Glass, LLC (“H&M”). At the time of foreclosure, H&M was in default on loans receivables due to Prospect with a cost basis of $64,449. The assets previously held by H&M were assigned by Prospect to Wolf Energy in exchange for a $66,000 term loan secured by the assets. The cost basis in this loan of $44,632 was determined in accordance with ASC 310-40, Troubled Debt Restructurings by Creditors, and was equal to the fair value of assets at the time of transfer resulting in a capital loss of $19,647 in connection with the foreclosure on the assets. On May 17, 2013, Wolf Energy sold the assets located in Martin County, which were previously held by H&M, for $66,000. Proceeds from the sale were primarily used to repay the loan and net profits interest receivable due to us resulting in a realized capital gain of $11,826 offsetting the previously recognized loss. Prospect received $3,960 of structuring and advisory fees from Wolf Energy during the year ended June 30, 2013 related to the sale and $991 under the net profits interest agreement which was recognized as other income during the fiscal year ended June 30, 2013.

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Effective June 6, 2014, Appalachian Energy Holdings, LLC was renamed Appalachian Energy LLC (continues as “AEH”).
On July 1, 2014, Prospect began consolidating Wolf Energy Holdings. As a result, any transactions between Wolf Energy Holdings and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
During the three months ended September 30, 2014, Prospect determined that the impairment of AEH was other-than temporary and decreased Prospect’s cost basis by $2,050 and recorded a realized loss of $2,042 for the amount that the amortized cost exceeded the fair market value.
There was no income recognized by Prospect from the time Wolf Energy Holdings became a controlled company through September 30, 2014 due to the non-accrual status.
Note 15. Litigation
From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of these matters as they arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources. We are not aware of any other material litigation as of the date of this report.

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Note 16. Financial Highlights
The following is a schedule of financial highlights for the three months ended September 30, 2014 and September 30, 2013:

	Three Months Ended September 30,
	2014	2013
Per Share Data
Net asset value at beginning of period	$10.56	$10.72
Net investment income(1)	0.28	0.32
Net realized (loss) gain on investments(1)	(0.07)	0.01
Net change in unrealized appreciation (depreciation) on investments(1)	0.03	(0.02)
Dividends to shareholders	(0.33)	(0.33)
Common stock transactions(2)	—	0.02
Net asset value at end of period	$10.47	$10.72

Per share market value at end of period	$9.90	$11.17
Total return based on market value(3)	(3.94%)	6.49%
Total return based on net asset value(3)	2.24%	2.96%
Shares of common stock outstanding at end of period	348,504,375	271,404,289
Weighted average shares of common stock outstanding	343,359,061	258,084,153

Ratios/Supplemental Data
Net assets at end of period	$3,647,759	$2,909,755
Portfolio turnover rate	13.80%	3.76%
Annualized ratio of operating expenses to average net assets	11.84%	11.31%
Annualized ratio of net investment income to average net assets	10.40%	11.83%
The following is a schedule of financial highlights for each of the five years in the period ended June 30, 2014:

	Year Ended June 30,
	2014	2013	2012	2011	2010
Per Share Data
Net asset value at beginning of year	$10.72	$10.83	$10.36	$10.30	$12.40
Net investment income(1)	1.19	1.57	1.63	1.10	1.13
Net realized (loss) gain on investments(1)	(0.01)	(0.13)	0.32	0.19	(0.87)
Net change in unrealized (depreciation) appreciation on investments(1)	(0.12)	(0.37)	(0.28)	0.09	0.07
Dividends to shareholders	(1.32)	(1.28)	(1.22)	(1.21)	(1.33)
Common stock transactions(2)	0.10	0.10	0.02	(0.11)	(1.22)
Fair value of equity issued for Patriot acquisition	—	—	—	—	0.12
Net asset value at end of year	$10.56	$10.72	$10.83	$10.36	$10.30

Per share market value at end of year	$10.63	$10.80	$11.39	$10.11	$9.65
Total return based on market value(3)	10.88%	6.24%	27.21%	17.22%	17.66%
Total return based on net asset value(3)	10.97%	10.91%	18.03%	12.54%	(6.82%)
Shares of common stock outstanding at end of year	342,626,637	247,836,965	139,633,870	107,606,690	69,086,862
Weighted average shares of common stock outstanding	300,283,941	207,069,971	114,394,554	85,978,757	59,429,222

Ratios/Supplemental Data
Net assets at end of year	$3,618,182	$2,656,494	$1,511,974	$1,114,357	$711,424
Portfolio turnover rate	15.21%	29.24%	29.06%	27.63%	21.61%
Annualized ratio of operating expenses to average net assets	11.11%	11.50%	10.73%	8.47%	7.54%
Annualized ratio of net investment income to average net assets	11.18%	14.86%	14.92%	10.60%	10.69%

(1)	Financial highlights are based on the weighted average number of common shares outstanding for the period presented (except for dividends to shareholders which is based on actual rate per share).

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(2)
Common stock transactions include the effect of our issuance of common stock in public offerings (net of underwriting and offering costs), shares issued in connection with our dividend reinvestment plan and shares issued to acquire investments. The fair value of equity issued to acquire portfolio investments from Patriot has been presented separately for the year ended June 30, 2010.

(3)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. For periods less than a year, the return is not annualized.

Note 17. Selected Quarterly Financial Data (Unaudited)
The following table sets forth selected financial data for each quarter within the three years ending September 30, 2014.

	Investment Income		Net Investment Income		Net Realized and Unrealized Losses		Net Increase in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
September 30, 2012	123,636	0.76	74,027	0.46	(26,778)	(0.17)	47,249	0.29
December 31, 2012	166,035	0.85	99,216	0.51	(52,727)	(0.27)	46,489	0.24
March 31, 2013	120,195	0.53	59,585	0.26	(15,156)	(0.07)	44,429	0.20
June 30, 2013	166,470	0.68	92,096	0.38	(9,407)	(0.04)	82,689	0.34

September 30, 2013	161,034	0.62	82,337	0.32	(2,437)	(0.01)	79,900	0.31
December 31, 2013	178,090	0.62	92,215	0.32	(6,853)	(0.02)	85,362	0.30
March 31, 2014	190,327	0.60	98,523	0.31	(16,422)	(0.06)	82,101	0.26
June 30, 2014	182,840	0.54	84,148	0.25	(12,491)	(0.04)	71,657	0.21

September 30, 2014	202,021	0.59	94,463	0.28	(10,355)	(0.04)	84,108	0.24

(1)
Per share amounts are calculated using the weighted average number of common shares outstanding for the period presented. As such, the sum of the quarterly per share amounts above will not necessarily equal the per share amounts for the fiscal year.

Note 18. Subsequent Events
During the period from September 26, 2014 through October 29, 2014 (with settlement dates of October 1, 2014 to November 3, 2014), we sold 3,954,195 shares of our common stock at an average price of $9.76 per share, and raised $38,574 of gross proceeds, under the ATM Program. Net proceeds were $38,377 after commissions to the broker-dealer on shares sold and offering costs.
On October 3, 2014, we sold our $35,000 investment in Babson CLO Ltd. 2011-I and realized a loss on the sale.
On October 6, 2014, we made a $35,221 follow-on investment in Onyx Payments to fund an acquisition.
On October 7, 2014, Grocery Outlet, Inc. repaid the $14,457 loan receivable to us.
On October 8, 2014, we made a $65,000 secured debt investment in Capstone Logistics, LLC, a logistics services portfolio company.
On October 9, 2014, we made an investment of $50,743 to purchase 83.60% of the subordinated notes in Babson CLO Ltd. 2014-III in a co-investment transaction with Priority Income Fund, Inc.
On October 10, 2014, Ajax Rolled Ring & Machine, LLC repaid the $19,337 loan receivable to us.
On October 17, 2014, we made an investment of $48,994 to purchase 90.54% of the subordinated notes in Symphony CLO XV, Ltd.
On October 20, 2014, we sold our $22,000 investment in Galaxy XII CLO, Ltd. and realized a loss on the sale.
On October 21, 2014, we made a $22,500 secured debt investment in Hollander Sleep Products, a manufacturer of bed pillows and mattress pads in the United States.
On October 22, 2014, we issued 138,721 shares of our common stock in connection with the dividend reinvestment plan.
On November 4, 2014, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $5,000,000 of additional debt and equity securities in the public market.

F-100

In addition to the transactions noted above, during the period from October 1, 2014 through November 6, 2014, we made seven follow-on investments in NPRC totaling $55,000 to support the online lending initiative. We invested $8,250 of equity through NPH and $46,750 of debt directly to NPRC. In addition, during this period, we received a partial repayment of $10,965 of the NPRC loan previously outstanding and $1,935 as a return of capital on the equity investment in NPRC.

F-101

$5,000,000,000
PROSPECT CAPITAL CORPORATION
Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants
Units
We may offer, from time to time, in one or more offerings or series, together or separately, up to $5,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities, collectively, the Securities, to provide us with additional capital. Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.
We may offer shares of common stock, subscription rights, units, warrants, options or rights to acquire shares of common stock, at a discount to net asset value per share in certain circumstances. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. At our 2013 annual meeting, held on December 6, 2013, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at any level of discount from net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. We are currently seeking stockholder approval at our 2014 annual meeting, to be held on December 5, 2014, to continue for an additional year our ability to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering.
Our Securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of the prospectus and a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market under the symbol "PSEC." As of October 31, 2014 the last reported sales price for our common stock was $9.58.
Prospect Capital Corporation, or the Company, is a company that lends to and invests in middle market privately-held companies. Prospect Capital Corporation, a Maryland corporation, has been organized as a closed-end investment company since April 13, 2004 and has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, and is a non-diversified investment company within the meaning of the 1940 Act.
Prospect Capital Management LLC, our investment adviser, manages our investments and Prospect Administration LLC, our administrator, provides the administrative services necessary for us to operate.
         Investing in our Securities involves a heightened risk of total loss of investment. Before buying any Securities, you should read the discussion of the material risks of investing in our Securities in "Risk Factors" beginning on page 9 of this prospectus.
This prospectus contains important information about us that you should know before investing in our Securities. Please read it before making an investment decision and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. You may make inquiries or obtain this information free of charge by writing to Prospect Capital Corporation at 10 East 40th Street, 42nd Floor, New York, NY 10016, or by calling 212-448-0702. Our Internet address is http://www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be a part of this prospectus. You may also obtain information about us from our website and the SEC's website (http://www.sec.gov).
         The SEC has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

i

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the SEC, using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time on a delayed basis, up to $5,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities, on the terms to be determined at the time of the offering. The Securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the heading "Available Information" and the section under the heading "Risk Factors" before you make an investment decision.

PROSPECTUS SUMMARY
        The following summary contains basic information about this offering. It does not contain all the information that may be important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.
        Information contained or incorporated by reference in this prospectus may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements about the future that may be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "plans," "anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the Securities Act. The matters described in "Risk Factors" and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements. The Company reminds all investors that no forward-looking statement can be relied upon as an accurate or even mostly accurate forecast because humans cannot forecast the future.
        The terms "we," "us," "our," "Prospect," and "Company" refer to Prospect Capital Corporation; "Prospect Capital Management" or the "Investment Adviser" refers to Prospect Capital Management LLC, our investment adviser; and "Prospect Administration" or the "Administrator" refers to Prospect Administration LLC, our administrator.
The Company
We are a financial services company that lends to and invests in middle market privately-held companies. In this prospectus, we use the term "middle-market" to refer to companies typically with annual revenues between $50 million and $2 billion.
From our inception to the fiscal year ended June 30, 2007, we invested primarily in industries related to the industrial/energy economy, which consists of companies in the discovery, production, transportation, storage and use of energy resources as well as companies that sell products and services to, or acquire products and services from, these companies. Since then, we have widened our strategy to focus on other sectors of the economy and continue to broaden our portfolio holdings.
We have been organized as a closed-end investment company since April 13, 2004 and have filed an election to be treated as a business development company under the 1940 Act. We are a non-diversified company within the meaning of the 1940 Act. Our headquarters are located at 10 East 40th Street, 42nd Floor, New York, NY 10016, and our telephone number is (212) 448-0702.
The Investment Adviser
Prospect Capital Management, an affiliate of the Company, manages our investment activities. Prospect Capital Management is an investment adviser that has been registered under the Investment Advisers Act of 1940, or the Advisers Act, since March 31, 2004. Under an investment advisory and management agreement between us and Prospect Capital Management, or the Investment Advisory Agreement, we have agreed to pay Prospect Capital Management investment advisory fees, which will consist of an annual base management fee based on our gross assets, which we define as total assets without deduction for any liabilities (and, accordingly, includes the value of assets acquired with proceeds from borrowings), as well as a two-part incentive fee based on our performance.
Our Investment Objective and Policies
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We focus on making investments in private companies. We are a non-diversified company within the meaning of the 1940 Act.
We invest primarily in first and second lien senior loans and mezzanine debt. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt and our investments in CLOs are subordinated to senior loans and are generally unsecured. Our investments have generally ranged between $5 million and $250 million each, although the investment size may be more or less than this range. Our investment sizes are expected to grow as our capital base expands.
We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. These may be in several industries, including industrial, service, real estate and financial businesses.

We seek to maximize returns and minimize risk for our investors by applying rigorous analysis to make and monitor our investments. While the structure of our investments varies, we can invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. While our primary focus is to seek current income through investment in the debt and/or dividend-paying equity securities of eligible privately-held, thinly-traded or distressed companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of broadly-traded public companies. We expect that these public companies generally will have debt securities that are non-investment grade. Such investments may also include purchases (either in the primary or secondary markets) of the equity and junior debt tranches of a type of such pools known as CLOs. Structurally, CLOs are entities that are formed to hold a portfolio of senior secured loans ("Senior Secured Loans") made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by Senior Secured Loan, borrower, and industry, with limitations on non-U.S. borrowers. CLOs are typically highly levered up to approximately 10 times, and therefore the junior debt and equity tranches that we will invest in are subject to a higher risk of total loss. Our potential investment in CLOs is limited by the 1940 Act to 30% of our portfolio. Within this 30% basket, we have and may make additional investments in debt and equity securities of financial companies and companies located outside of the United States.
The Offering
We may offer, from time to time, in one or more offerings or series, together or separately, up to $5,000,000,000 of our Securities, which we expect to use initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, investment in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objectives.
Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to a particular offering will disclose the terms of that offering, including the name or names of any agents, underwriters or dealers involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.
We may sell our common stock, subscription rights, units, warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock upon approval of our directors, including a majority of our independent directors, in certain circumstances. Our stockholders approved our ability to issue warrants, options or rights to acquire our common stock at our 2008 annual meeting of stockholders for an unlimited time period and in accordance with the 1940 Act which provides that the conversion or exercise price of such warrants, options or rights may be less than net asset value per share at the date such securities are issued or at the date such securities are converted into or exercised for shares of our common stock. At our 2013 annual meeting, held on December 6, 2013, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at any level of discount from net asset value per share for a twelve month period expiring on the anniversary of the date of the stockholder approval. We are currently seeking stockholder approval at our 2014 annual meeting, to be held on December 5, 2014, to continue for an additional year our ability to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering. See "Sales of Common Stock Below Net Asset Value" in this prospectus and in the prospectus supplement, if applicable. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. We have no current intention of engaging in a rights offering, although we reserve the right to do so in the future.
Set forth below is additional information regarding the offering of our Securities:

Use of proceeds
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, if any, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. Interest on borrowings under our credit facility is one-month LIBOR plus 225 basis points, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least thirty-five percent of the credit facility is drawn or 100 basis points otherwise. See "Use of Proceeds."

Distributions
In June 2010, our Board of Directors approved a change in dividend policy from quarterly distributions to monthly distributions. Since that time, we have paid monthly distributions to the holders of our common stock and generally intend to continue to do so. The amount of the monthly distributions is determined by our Board of Directors and is based on our estimate of our investment company taxable income and net short-term capital gains. Certain amounts of the monthly distributions may from time to time be paid out of our capital rather than from earnings for the month as a result of our deliberate planning or accounting reclassifications. Distributions in excess of our current and accumulated earnings and profits constitute a return of capital and will reduce the stockholder's adjusted tax basis in such stockholder's common stock. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) while such returns are initially tax free, they will have the effect of reducing the basis such that when a stockholder sells its shares, it may be subject to additional tax even if the shares are sold for less than the original purchase price. After the adjusted basis is reduced to zero, these distributions will constitute capital gains to such stockholders. Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms. See "Price Range of Common Stock," "Distributions" and "Material U.S. Federal Income Tax Considerations."

Taxation
We have qualified and elected to be treated for U.S. federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, or the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our qualification as a RIC and obtain RIC tax treatment, we must satisfy certain source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Distributions" and "Material U.S. Federal Income Tax Considerations."

Dividend reinvestment plan
We have a dividend reinvestment plan for our stockholders. This is an "opt out" dividend reinvestment plan. As a result, when we declare a dividend, the dividends are automatically reinvested in additional shares of our common stock, unless a stockholder specifically "opts out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan."

The NASDAQ Global Select Market Symbol	PSEC
Anti-takeover provisions
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See "Description Of Our Capital Stock."

Management arrangements
Prospect Capital Management serves as our investment adviser. Prospect Administration serves as our administrator. For a description of Prospect Capital Management, Prospect Administration and our contractual arrangements with these companies, see "Business—Management Services—Investment Advisory Agreement," and "Business— Management Services—Administration Agreement."

Risk factors
Investment in our Securities involves certain risks relating to our structure and investment objective that should be considered by prospective purchasers of our Securities. In addition, as a business development company, our portfolio primarily includes securities issued by privately-held companies. These investments generally involve a high degree of business and financial risk, and are less liquid than public securities. We are required to mark the carrying value of our investments to fair value on a quarterly basis, and economic events, market conditions and events affecting individual portfolio companies can result in quarter-to-quarter mark-downs and mark-ups of the value of individual investments that collectively can materially affect our net asset value, or NAV. Also, our determinations of fair value of privately-held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. Moreover, our business requires a substantial amount of capital to operate and to grow and we seek additional capital from external sources. In addition, the failure to qualify as a RIC eligible for pass-through tax treatment under the Code on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See "Risk Factors" and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our Securities.

Plan of distribution
We may offer, from time to time, up to $5,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities on the terms to be determined at the time of the offering. Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. We may not sell Securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such Securities. For more information, see "Plan of Distribution."

Fees and Expenses
The following tables are intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. In these tables, we assume that we have borrowed $810.0 million under our credit facility, which is the maximum amount available under the credit facility, in addition to our other indebtedness of $2.7 billion and a maximum sales load pursuant to the equity distribution agreements. We do not intend to issue preferred stock during the year. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you" or "us" or that "we" will pay fees or expenses, the Company will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in the Company. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)(1)	3.00%
Offering expenses borne by the Company (as a percentage of offering price)(2)	0.20%
Dividend reinvestment plan expenses(3)	None
Total stockholder transaction expenses (as a percentage of offering price)(4)	3.20%
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees(5)	4.03%
Incentive fees payable under Investment Advisory Agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(6)	2.47%
Total advisory fees	6.50%
Total interest expense(7)	4.59%
Acquired Fund Fees and Expenses(8)	0.01%
Other expenses(9)	1.05%
Total annual expenses(6)(9)	12.15%
Example
The following table demonstrates the projected dollar amount of cumulative expenses we would pay out of net assets and that you would indirectly bear over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we have borrowed all $810.0 million available under our line of credit, in addition to our other indebtedness of $2.7 billion and that our annual operating expenses would remain at the levels set forth in the table above and that we would pay the costs shown in the table above. We do not anticipate increasing the leverage percentage to a level higher than that which would be indicated after the borrowing of the entire available balance of the credit facility. Any future debt issuances would be dependent on future equity issuances and we do not anticipate any significant change in the borrowing costs as a percentage of net assets attributable to common stock.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return*	$125.76	$300.30	$458.86	$794.66
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return**	$135.44	$327.71	$501.97	$869.09
____________________________________

*	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.

**
Assumes no unrealized capital depreciation or realized capital losses and 5% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gains incentive fee).

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income incentive fee under our Investment Advisory Agreement with Prospect Capital Management is unlikely to be material assuming a 5% annual return and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all dividends and other distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.
This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.
____________________________________

(1)	In the event that the Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the estimated applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of the dividend reinvestment plan are included in "other expenses." See "Capitalization" in this prospectus.

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)
Our base management fee is 2% of our gross assets (which include any amount borrowed, i.e., total assets without deduction for any liabilities, including any borrowed amounts for non-investment purposes, for which purpose we have not and have no intention of borrowing). Although we have no intent to borrow the entire amount available under our line of credit, assuming that we had total borrowings of $3.5 billion, the 2% management fee of gross assets would equal approximately 4.03% of net assets. Based on our borrowings as of October 31, 2014 of $2.7 billion, the 2% management fee of gross assets would equal approximately 3.60% of net assets including costs of the undrawn credit facility. See "Business— Management Services—Investment Advisory Agreement" and footnote 5 below.

(6)
Based on the incentive fee paid during our most recently completed quarter ended June 30, 2014, all of which consisted of an income incentive fee. The capital gain incentive fee is paid without regard to pre-incentive fee income. The incentive fee has two parts. The first part, the income incentive fee, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a "catch up" provision measured as of the end of each calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a "hurdle rate" of 1.75% per quarter (7% annualized). The "catch-up" provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The catch-up provision is meant to provide Prospect Capital Management with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. For a more detailed discussion of the calculation of the two-part incentive fee, see "Management Services—Investment Advisory Agreement" in the accompanying prospectus.

(7)
As of October 31, 2014, Prospect has $2.7 billion outstanding of its Unsecured Notes (as defined below) in various maturities, ranging from December 15, 2015 to October 15, 2043, and interest rates, ranging from 3.23% to 7.0%, some of which are convertible into shares of Prospect common stock at various conversion rates. Interest on borrowings under our credit facility is one-month LIBOR plus 225 basis points, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least thirty-five percent of the credit facility is drawn or 100 basis points otherwise. Please see "Business of Prospect—General" and "Risks Related to Prospect—Risks Relating to Prospect’s Business" below for more detail on the Unsecured Notes.

(8)
The Company's stockholders indirectly bear the expenses of underlying investment companies in which the Company invests. This amount includes the fees and expenses of investment companies in which the Company is invested in as of June 30, 2014. When applicable, fees and expenses are based on historic fees and expenses for the investment companies, and for those investment companies with little or no operating history fees and expenses are based on expected fees and expenses stated in the investment companies' prospectus or other similar communication without giving effect to any performance. Future fees and expenses for certain investment companies may be substantially higher or lower because certain fees and expenses are based on the performance of the investment companies, which may fluctuate over time. The amount of the Company's average net assets used in calculating this percentage was based on net assets of approximately $3.6 billion as of June 30, 2014.

(9)
"Other expenses" are based on estimated amounts for the current fiscal year. The amount shown above represents annualized expenses during our three months ended June 30, 2014 representing all of our estimated recurring operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as expenses in our Statement of Operations. The estimate of our overhead expenses, including payments under an administration agreement with Prospect Administration, or the Administration Agreement is based on our projected allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations under the Administration Agreement. "Other expenses" does not include non-recurring expenses. See "Business—Management Services—Administration Agreement."

SELECTED CONDENSED FINANCIAL DATA
You should read the condensed consolidated financial information below with the Consolidated Financial Statements and notes thereto included in this prospectus. Financial information below for the years ended June 30, 2014, 2013, 2012, 2011 and 2010 has been derived from the financial statements that were audited by our independent registered public accounting firm. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" starting on page 35 for more information.

	Year Ended June 30,
	2014	2013	2012	2011	2010
	(in thousands except data relating to shares, per share and number of portfolio companies)
Summary of Operations
Total investment income	$712,291	$576,336	$320,910	$169,476	$114,559
Total operating expenses	355,068	251,412	134,226	75,255	47,369
Net investment income	357,223	324,924	186,684	94,221	67,190
Net realized and unrealized (losses) gains	(38,203)	(104,068)	4,220	24,017	(47,565)
Net increase in net assets resulting from operations	319,020	220,856	190,904	118,238	19,625

Per Share Data
Net investment income(1)	$1.19	$1.57	$1.63	$1.10	$1.13
Net increase in net assets resulting from operations(1)	1.06	1.07	1.67	1.38	0.33
Dividends to shareholders	(1.32)	(1.28)	(1.22)	(1.21)	(1.33)
Net asset value at end of year	10.56	10.72	10.83	10.36	10.30

Balance Sheet Data
Total assets	$6,477,269	$4,448,217	$2,255,254	$1,549,317	$832,695
Total debt outstanding	2,773,051	1,683,002	664,138	406,700	100,300
Net assets	3,618,182	2,656,494	1,511,974	1,114,357	711,424

Other Data
Investment purchases for the year(2)	$2,952,456	$3,103,217	$1,120,659	$953,337	$364,788
Investment sales and repayments for the year	787,069	931,534	500,952	285,562	136,221
Number of portfolio companies at year end	143	124	85	72	58
Total return based on market value(3)	10.9%	6.2%	27.2%	17.2%	17.7%
Total return based on net asset value(3)	11.0%	10.9%	18.0%	12.5%	(6.8%)
Weighted average yield on debt portfolio at year end(4)	12.1%	13.6%	13.9%	12.8%	16.2%

(1)	Per share data is based on the weighted average number of common shares outstanding for the period presented (except for dividends to shareholders which is based on actual rate per share).

(2)	Investment purchases for the year ended June 30, 2010 includes $207,126 of portfolio investments acquired from Patriot Capital Funding, Inc.

(3)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

(4)	Excludes equity investments and non-performing loans.

RISK FACTORS
Investing in our Securities involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this prospectus, before you decide whether to make an investment in our Securities. The risks set forth below are not the only risks we face. If any of the adverse events or conditions described below occurs, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV, and the trading price of our common stock could decline, or the value of our preferred stock, debt securities, and warrants, if any are outstanding, may decline, and you may lose all or part of your investment.
Risks Relating to Our Business
Capital markets could experience a period of disruption and instability. Such market conditions have historically and could again have a material and adverse effect on debt and equity capital markets in the United States and abroad, which could have a materially negative impact on our business and operations.
Global capital markets have periodically experienced periods of instability as evidenced by the extended disruptions from 2007 to 2010 in liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the markets and the failure of certain major financial institutions. Such conditions may occur for a prolonged period of time. These market conditions have historically and could again have a material adverse effect on debt and equity capital markets in the United States and Europe, which could have a materially negative impact on our business, financial condition and results of operations. We and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital. In such circumstances, equity capital may be difficult to raise because subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without general approval by our stockholders, which we currently have, and approval of the specific issuance by our Board of Directors. In addition, our ability to incur indebtedness or issue preferred stock is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness or issue preferred stock. The debt capital that may be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.
Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness, including the final maturity of our credit facility in March 2020, and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.
Given the extreme volatility and dislocation that the capital markets have historically experienced, many BDCs have faced, and may in the future face, a challenging environment in which to raise capital. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets or deterioration in credit and financing conditions could have a material adverse effect on our business, financial condition and results of operations. In addition, significant changes in the capital markets, including the extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations. The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. The Investment Adviser monitors developments and seeks to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that it will be successful in doing so; and the Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments in the current or future market environment.
We are required to record certain of our assets at fair value, as determined in good faith by our Board of Directors in accordance with our valuation policy. As a result, volatility in the capital markets may have a material adverse effect on our investment valuations and our net asset value, even if we plan to hold investments to maturity.

Uncertainty about the financial stability of the United States and of several countries in the European Union (EU) could have a significant adverse effect on our business, financial condition and results of operations.
Due to federal budget deficit concerns, S&P downgraded the federal government's credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody's and Fitch have warned that they may downgrade the federal government's credit rating. Further downgrades or warnings by S&P or other rating agencies, and the United States government's credit and deficit concerns in general, including issues around the federal debt ceiling, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.
In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.
On December 18, 2013, the Federal Reserve announced that it would scale back its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve's holdings of long-term securities until key economic indicators, such as the unemployment rate, show signs of improvement. The Federal Reserve signaled it would reduce its purchases of long-term Treasury bonds and would scale back on its purchases of mortgage-backed securities. It is unclear what effect, if any, the incremental reduction in the rate of the Federal Reserve's monthly purchases will have on the value of our investments. However, it is possible that absent continued quantitative easing by the Federal Reserve, these developments, along with the United States government's federal debt ceiling issues and the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.
We may suffer credit losses.
Investment in small and middle-market companies is highly speculative and involves a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods. See "Risks Related to Our Investments."
Our financial condition and results of operations will depend on our ability to manage our future growth effectively.
Prospect Capital Management has been registered as an investment adviser since March 31, 2004, and we have been organized as a closed-end investment company since April 13, 2004. Our ability to achieve our investment objective depends on our ability to grow, which depends, in turn, on the Investment Adviser's ability to continue to identify, analyze, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the Investment Adviser's structuring of investments, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. As we continue to grow, Prospect Capital Management will need to continue to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a materially adverse effect on our business, financial condition and results of operations.
We are dependent upon Prospect Capital Management's key management personnel for our future success.
We depend on the diligence, skill and network of business contacts of the senior management of the Investment Adviser. We also depend, to a significant extent, on the Investment Adviser's access to the investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The senior management team of the Investment Adviser evaluates, negotiates, structures, closes, monitors and services our investments. Our success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior management team could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain the Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow.

We operate in a highly competitive market for investment opportunities.
A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to pursue attractive investment opportunities from time to time.
We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. Rather, we compete with our competitors based on our existing investment platform, seasoned investment professionals, experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring.
We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on less favorable terms than what we may have originally anticipated, which may impact our return on these investments.
We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
Borrowings and other types of financing, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Our lenders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our assets increases, then leveraging would cause the net asset value to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.
Changes in interest rates may affect our cost of capital and net investment income.
A portion of the debt investments we make bears interest at fixed rates and other debt investments bear interest at variable rates with floors and the value of these investments could be negatively affected by increases in market interest rates. In addition, as the interest rate on our revolving credit facility is at a variable rate based on an index, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, an increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which could reduce our net investment income or net increase in net assets resulting from operations.
We need to raise additional capital to grow because we must distribute most of our income.
We need additional capital to fund growth in our investments. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our status as a regulated investment company, or RIC, for U.S. federal income tax purposes. As a result, such earnings are not available to fund investment originations. We have sought additional capital by borrowing from financial institutions and may issue debt securities or additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, we could be limited in our ability to grow, which may have an adverse effect on the value of our common stock. In addition, as a business development company, we generally may not borrow money or issue debt securities or issue preferred stock unless immediately thereafter our ratio of total assets to total borrowings and other senior securities is at least 200%. This may restrict our ability to obtain additional leverage in certain circumstances.

We may experience fluctuations in our quarterly results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including the level of structuring fees received, the interest or dividend rates payable on the debt or equity securities we hold, the default rate on debt securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Our most recent NAV was calculated on June 30, 2014 and our NAV when calculated effective September 30, 2014 and thereafter may be higher or lower.
Our most recently estimated NAV per share is $10.54 on an as adjusted basis solely to give effect to our issuance of common stock since June 30, 2014 in connection with our dividend reinvestment plan and our issuance of 9,490,975 shares of common stock for the period from September 8, 2014 to October 29, 2014 (including shares with settlement dates through November 3, 2014) under our at the market program, $0.02 lower than the $10.56 determined by us as of June 30, 2014. NAV per share as of September 30, 2014 may be higher or lower than $10.54 based on potential changes in valuations, issuances of securities, dividends paid and earnings for the quarter then ended. Our Board of Directors has not yet determined the fair value of portfolio investments at any date subsequent to June 30, 2014. Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from independent valuation firms, the Investment Adviser, the Administrator and the Audit Committee of our Board of Directors.
The Investment Adviser's liability is limited under the Investment Advisory Agreement, and we are required to indemnify the Investment Adviser against certain liabilities, which may lead the Investment Adviser to act in a riskier manner on our behalf than it would when acting for its own account.
The Investment Adviser has not assumed any responsibility to us other than to render the services described in the Investment Advisory Agreement, and it will not be responsible for any action of our Board of Directors in declining to follow the Investment Adviser's advice or recommendations. Pursuant to the Investment Advisory Agreement, the Investment Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it will not be liable to us for their acts under the Investment Advisory Agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect the Investment Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it with respect to all damages, liabilities, costs and expenses resulting from acts of the Investment Adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the Investment Advisory Agreement. These protections may lead the Investment Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.
Potential conflicts of interest could impact our investment returns.
Our executive officers and directors, and the executive officers of the Investment Adviser, may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our best interests or those of our stockholders. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, as an investment adviser, Prospect Capital Management has a fiduciary obligation to act in the best interests of its clients, including us. To that end, if Prospect Capital Management or its affiliates manage any additional investment vehicles or client accounts in the future, Prospect Capital Management will endeavor to allocate investment opportunities in a fair and equitable manner over time so as not to discriminate unfairly against any client. If Prospect Capital Management chooses to establish another investment fund in the future, when the investment professionals of Prospect Capital Management identify an investment, they will have to choose which investment fund should make the investment.
In the course of our investing activities, under the Investment Advisory Agreement we pay base management and incentive fees to Prospect Capital Management and reimburse Prospect Capital Management for certain expenses it incurs. As a result of the Investment Advisory Agreement, there may be times when the senior management team of Prospect Capital Management has interests that differ from those of our stockholders, giving rise to a conflict.
The Investment Adviser receives a quarterly income incentive fee based, in part, on our pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. This income incentive fee is subject to a fixed quarterly hurdle rate before providing an income incentive fee return to Prospect Capital Management. This fixed hurdle rate was determined when then current interest rates were relatively low on a historical basis. Thus, if interest rates rise, it would become easier for our investment income to exceed the hurdle rate and, as a result, more likely that Prospect Capital Management will receive an income incentive fee than if interest rates on our investments remained constant or decreased. Subject to the receipt of any requisite stockholder approval under the 1940 Act, our Board of Directors may adjust the hurdle rate by amending the Investment Advisory Agreement.
The income incentive fee payable by us is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that has a deferred interest feature, it is possible that interest accrued under such loan that has previously been included in the calculation of the income incentive fee will become uncollectible. If this happens, we will reverse the interest that was recorded but Prospect Capital Management is not required to reimburse us for any such income incentive fee payments that were received in the past but would reduce the current period incentive fee for the effects of the reversal, if any. If we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets in order to do so. This fee structure could give rise to a conflict of interest for Prospect Capital Management to the extent that it may encourage Prospect Capital Management to favor debt financings that provide for deferred interest, rather than current cash payments of interest.
We have entered into a royalty-free license agreement with Prospect Capital Investment Management, LLC, an affiliate of Prospect Capital Management. Under this agreement, Prospect Capital Investment Management agrees to grant us a non-exclusive license to use the name "Prospect Capital." Under the license agreement, we have the right to use the "Prospect Capital" name for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. In addition, we rent office space from Prospect Administration, an affiliate of Prospect Capital Management, and pay Prospect Administration our allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations as Administrator under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. This may create conflicts of interest that our Board of Directors monitors.
Our incentive fee could induce Prospect Capital Management to make speculative investments.
The incentive fee payable by us to Prospect Capital Management may create an incentive for the Investment Adviser to make investments on our behalf that are more speculative or involve more risk than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable is determined (calculated as a percentage of the return on invested capital) may encourage the Investment Adviser to use leverage to increase the return on our investments. Increased use of leverage and this increased risk of replacement of that leverage at maturity would increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because the Investment Adviser will receive an incentive fee based, in part, upon net capital gains realized on our investments, the Investment Adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.
The incentive fee payable by us to Prospect Capital Management could create an incentive for the Investment Adviser to invest on our behalf in instruments, such as zero coupon bonds, that have a deferred interest feature. Under these investments, we would accrue interest income over the life of the investment but would not receive payments in cash on the investment until the end of the term. Our net investment income used to calculate the income incentive fee, however, includes accrued interest. For example, accrued interest, if any, on our investments in zero coupon bonds will be included in the calculation of our incentive fee, even though we will not receive any cash interest payments in respect of payment on the bond until its maturity date. Thus, a portion of this incentive fee would be based on income that we may not have yet received in cash in the event of default may never receive.
We may be obligated to pay our Investment Adviser incentive compensation even if we incur a loss.
The Investment Adviser is entitled to incentive compensation for each fiscal quarter based, in part, on our pre-incentive fee net investment income if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Investment Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. Further, part of the incentive compensation payable or distributable by us that relates to our ordinary income is computed on income that may include interest that has been accrued (in some cases at an increasing rate) but not yet received in cash. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the incentive compensation will become uncollectible. Similarly, the income component is measured against a total return limitation that includes unrealized gains. Such gains may not be realized or may be realized at a lower amount. Consequently, we may have paid incentive compensation on income in circumstances where we otherwise would not have done so and with respect to which we do not have a clawback right against the Investment Adviser.
The Investment Adviser and Administrator have the right to resign on 60 days' notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, financial condition and results of operations.
The Investment Adviser and Administrator have the right, under the Investment Advisory Agreement and Administration Agreement, respectively, to resign at any time upon not less than 60 days' written notice, whether we have found a replacement or not. If the Investment Adviser or Administrator resigns, we may not be able to find a replacement or hire internal management or administration with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our business, financial condition and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities or our internal administration activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Investment Adviser and its affiliates or the Administrator and its affiliates. Even if we are able to retain comparable management or administration, whether internal or external, the integration of such management or administration and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.
Changes in the laws or regulations governing our business or the businesses of our portfolio companies and any failure by us or our portfolio companies to comply with these laws or regulations could negatively affect the profitability of our operations or the profitability of our portfolio companies.
We are subject to changing rules and regulations of federal and state governments, as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NASDAQ Global Select Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations. In particular, changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, financial condition and results of operations.
Foreign and domestic political risk may adversely affect our business.
We are exposed to political risk to the extent that Prospect Capital Management, on its behalf and subject to its investment guidelines, transacts in securities in the U.S. and foreign markets. The governments in any of these jurisdictions could impose restrictions, regulations or other measures, which may have a material adverse impact on our strategy.
Risks Relating to Our Operation as a Business Development Company
If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.
As a BDC, we may not acquire any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. We may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify as a RIC, we will have to pay corporate-level taxes on our income, and our income available for distribution would be reduced.
To maintain our qualification for U.S. federal income tax purposes as a RIC under Subchapter M of the Code and obtain RIC tax treatment, we must meet certain source of income, annual distribution and asset diversification requirements.
The source of income requirement is satisfied if we derive at least 90% of our annual gross income from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to our business of investing in such securities or currencies, and net income from interests in "qualified publicly traded partnerships," as defined in the Code.
The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax treatment. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and, thus, may be subject to corporate-level income tax on all of our taxable income.
To maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses.
If we fail to qualify as a RIC for any reason or become subject to corporate income tax, the resulting corporate taxes would substantially reduce our net assets, the amount of income available for distribution, and the actual amount of our distributions. Such a failure would have a materially adverse effect on us and our stockholders. For additional information regarding asset coverage ratio and RIC requirements, see "Material U.S. Federal Income Tax Considerations" and "Business – Regulation as a Business Development Company."
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such amounts could be significant relative to our overall investment activities. We also may be required to include in taxable income certain other amounts that we do not receive in cash. While we focus primarily on investments that will generate a current cash return, our investment portfolio currently includes, and we may continue to invest in, securities that do not pay some or all of their return in periodic current cash distributions.
The income incentive fee payable by us is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the income incentive fee will become uncollectible.
Since in some cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty distributing at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, as required to maintain RIC tax treatment. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC treatment and thus become subject to corporate-level income tax. See "Material U.S. Federal Income Tax Considerations" and "Business – Regulation as a Business Development Company."
Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital.
We have incurred indebtedness under our revolving credit facility and through the issuance of the Unsecured Notes and, in the future, may issue preferred stock or debt securities and/or borrow additional money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test, which would prohibit us from paying dividends in cash or other property and could prohibit us from qualifying as a RIC. If we cannot satisfy this test, we may be required to sell a portion of our investments or sell additional shares of common stock at a time when such sales may be disadvantageous in order to repay a portion of our indebtedness or otherwise increase our net assets. In addition, issuance of additional common stock could dilute the percentage ownership of our current stockholders in us.
As a BDC regulated under provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below the current net asset value per share without stockholder approval. If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders' best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or if (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at our annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share.
To generate cash for funding new investments, we pledged a substantial portion of our portfolio investments under our revolving credit facility. These assets are not available to secure other sources of funding or for securitization. Our ability to obtain additional secured or unsecured financing on attractive terms in the future is uncertain.
Alternatively, we may securitize our future loans to generate cash for funding new investments. See "Securitization of our assets subjects us to various risks."
Securitization of our assets subjects us to various risks.
We may securitize assets to generate cash for funding new investments. We refer to the term securitize to describe a form of leverage under which a company such as us (sometimes referred to as an "originator" or "sponsor") transfers income producing assets to a single-purpose, bankruptcy-remote subsidiary (also referred to as a "special purpose entity" or "SPE"), which is established solely for the purpose of holding such assets and entering into a structured finance transaction. The SPE then issues notes secured by such assets. The special purpose entity may issue the notes in the capital markets either publicly or privately to a variety of investors, including banks, non-bank financial institutions and other investors. There may be a single class of notes or multiple classes of notes, the most senior of which carries less credit risk and the most junior of which may carry substantially the same credit risk as the equity of the SPE.
An important aspect of most debt securitization transactions is that the sale and/or contribution of assets into the SPE be considered a true sale and/or contribution for accounting purposes and that a reviewing court would not consolidate the SPE with the operations of the originator in the event of the originator's bankruptcy based on equitable principles. Viewed as a whole, a debt securitization seeks to lower risk to the note purchasers by isolating the assets collateralizing the securitization in an SPE that is not subject to the credit and bankruptcy risks of the originator. As a result of this perceived reduction of risk, debt securitization transactions frequently achieve lower overall leverage costs for originators as compared to traditional secured lending transactions.
In accordance with the above description, to securitize loans, we may create a wholly-owned subsidiary and contribute a pool of our assets to such subsidiary. The SPE may be funded with, among other things, whole loans or interests from other pools and such loans may or may not be rated. The SPE would then sell its notes to purchasers who we would expect to be willing to accept a lower interest rate and the absence of any recourse against us to invest in a pool of income producing assets to which none of our creditors would have access. We would retain all or a portion of the equity in the SPE. An inability to successfully securitize portions of our portfolio or otherwise leverage our portfolio through secured and unsecured borrowings could limit our ability to grow our business and fully execute our business strategy, and could decrease our earnings. However, the successful securitization of portions of our portfolio exposes us to a risk of loss for the equity we retain in the SPE and might expose us to greater risk on our remaining portfolio because the assets we retain may tend to be those that are riskier and more likely to generate losses. A successful securitization may also impose financial and operating covenants that restrict our business activities and may include limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. The 1940 Act may also impose restrictions on the structure of any securitizations.

Interests we hold in the SPE, if any, will be subordinated to the other interests issued by the SPE. As such, we will only receive cash distributions on such interests if the SPE has made all cash interest and other required payments on all other interests it has issued. In addition, our subordinated interests will likely be unsecured and rank behind all of the secured creditors, known or unknown, of the SPE, including the holders of the senior interests it has issued. Consequently, to the extent that the value of the SPEs portfolio of assets has been reduced as a result of conditions in the credit markets, or as a result of defaults, the value of the subordinated interests we retain would be reduced. Securitization imposes on us the same risks as borrowing except that our risk in a securitization is limited to the amount of subordinated interests we retain, whereas in a borrowing or debt issuance by us directly we would be at risk for the entire amount of the borrowing or debt issuance.
If the SPE is not consolidated with us, our only interest will be the value of our retained subordinated interest and the income allocated to us, which may be more or less than the cash we receive from the SPE, and none of the SPEs liabilities will be reflected as our liabilities. If the assets of the SPE are not consolidated with our assets and liabilities, then our interest in the SPE may be deemed not to be a qualifying asset for purposes of determining whether 70% of our assets are qualifying assets and the leverage incurred by such SPE may or may not be treated as borrowings by us for purposes of the requirement that we not issue senior securities in an amount in excess of our net assets.
We may also engage in transactions utilizing SPEs and securitization techniques where the assets sold or contributed to the SPE remain on our balance sheet for accounting purposes. If, for example, we sell the assets to the SPE with recourse or provide a guarantee or other credit support to the SPE, its assets will remain on our balance sheet. Consolidation would also generally result if we, in consultation with the SEC, determine that consolidation would result in a more accurate reflection of our assets, liabilities and results of operations. In these structures, the risks will be essentially the same as in other securitization transactions but the assets will remain our assets for purposes of the limitations described above on investing in assets that are not qualifying assets and the leverage incurred by the SPE will be treated as borrowings incurred by us for purposes of our limitation on the issuance of senior securities.
The Investment Adviser may have conflicts of interest with respect to potential securitizations in as much as securitizations that are not consolidated may reduce our assets for purposes of determining its investment advisory fee although in some circumstances the Investment Adviser may be paid certain fees for managing the assets of the SPE so as to reduce or eliminate any potential bias against securitizations.
Our ability to invest in public companies may be limited in certain circumstances.
As a BDC, we must not acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment.
Risks Relating to Our Investments
We may not realize gains or income from our investments.
We seek to generate both current income and capital appreciation. However, the securities we invest in may not appreciate and, in fact, may decline in value, and the issuers of debt securities we invest in may default on interest and/or principal payments. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize may not be sufficient to offset any losses we experience. See "Business – Our Investment Objective and Policies."
Most of our portfolio investments are recorded at fair value as determined in good faith under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.
A large percentage of our portfolio investments consist of securities of privately held companies. Hence, market quotations are generally not readily available for determining the fair values of such investments. The determination of fair value, and thus the amount of unrealized losses we may incur in any year, is to a degree subjective, and the Investment Adviser has a conflict of interest in making the determination. We value these securities quarterly at fair value as determined in good faith by our Board of Directors based on input from the Investment Adviser, our Administrator, a third party independent valuation firm and our Audit Committee. Our Board of Directors utilizes the services of an independent valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value by our Board of Directors may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.
In addition, decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets experienced during a financial crisis will result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio will reduce our NAV by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses which could have a material adverse impact on our business, financial condition and results of operations. We have no policy regarding holding a minimum level of liquid assets. As such, a high percentage of our portfolio generally is not liquid at any given point in time. See "The lack of liquidity may adversely affect our business."
Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. As part of the valuation process, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.
Our investments in prospective portfolio companies may be risky and we could lose all or part of our investment.
Some of our portfolio companies have relatively short or no operating histories. These companies are and will be subject to all of the business risk and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective and the value of our investment in them may decline substantially or fall to zero. In addition, investment in the middle market companies that we are targeting involves a number of other significant risks, including:

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These companies may have limited financial resources and may be unable to meet their obligations under their securities that we hold, which may be accompanied by a deterioration in the value of their securities or of any collateral with respect to any securities and a reduction in the likelihood of our realizing on any guarantees we may have obtained in connection with our investment.

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They may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.

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Because many of these companies are privately held companies, public information is generally not available about these companies. As a result, we will depend on the ability of the Investment Adviser to obtain adequate information to evaluate these companies in making investment decisions. If the Investment Adviser is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and we may lose money on our investments.

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They are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a materially adverse impact on our portfolio company and, in turn, on us.

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They may have less predictable operating results, may from time to time be parties to litigation, may be engaged in changing businesses with products subject to a risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

•	They may have difficulty accessing the capital markets to meet future capital needs.

•	Changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects.

•	Increased taxes, regulatory expense or the costs of changes to the way they conduct business due to the effects of climate change may adversely affect their business, financial structure or prospects.
We acquire majority interests in operating companies engaged in a variety of industries. When we acquire these companies we generally seek to apply financial leverage to them in the form of debt. In most cases all or a portion of this debt is held by us, with the obligor being either the operating company itself, a holding company through which we own our majority interest or both. The level of debt leverage utilized by these companies makes them susceptible to the risks identified above.
In addition, our executive officers, directors and the Investment Adviser could, in the ordinary course of business, be named as defendants in litigation arising from proposed investments or from our investments in the portfolio companies.
The lack of liquidity in our investments may adversely affect our business.
We make investments in private companies. A portion of these investments may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we face other restrictions on our ability to liquidate an investment in a business entity to the extent that we or the Investment Adviser has or could be deemed to have material non-public information regarding such business entity.
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans or meet other obligations during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease, during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.
A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt or preferred equity, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt or equity holding and subordinate all or a portion of our claim to those of other creditors.
Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.
We may purchase common and other equity securities. Although common stock has historically generated higher average total returns than fixed income securities over the long-term, common stock has significantly more volatility in those returns and may significantly underperform relative to fixed income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company's success. Investments in equity securities involve a number of significant risks, including:

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Any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process.

•	To the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment.

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In some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of the portfolio company. Even if the portfolio company is successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can otherwise sell our investment. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.
There are special risks associated with investing in preferred securities, including:

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Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions.

•	Preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt.

•	Preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities.

•	Generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.
Additionally, when we invest in first lien senior secured loans (including unitranche loans), second lien senior secured loans or unsecured debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds and, to the extent we so invest, will bear our ratable share of any such company's expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Prospect Capital Management with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of Prospect Capital Management as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. For example, we could become subject to a lender's liability claim, if, among other things, we actually render significant managerial assistance.
Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.
Our portfolio companies may have, or may be permitted to incur, other debt or issue other equity securities that rank equally with or senior to our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements (including agreements governing ‘‘first out’’ and ‘‘last out’’ structures) that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.
This risk is characteristic of many of the majority-owned operating companies in our portfolio in that any debt to us from a holding company and the holding company's substantial equity investments in the related operating company are subordinated to any creditors of the operating company.
When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other debt holders, other equity holders and portfolio company management may make decisions that could decrease the value of our portfolio holdings.
When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment. In addition, when we hold a subordinate debt position, other more senior debt holders may make decisions that could decrease the value of our investment.
Our portfolio companies may be highly leveraged.
Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.
Our portfolio contains a limited number of portfolio companies, which subjects us to a greater risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.
A consequence of the limited number of investments in our portfolio is that the aggregate returns we realize may be significantly adversely affected if one or more of our significant portfolio company investments perform poorly or if we need to write down the value of any one significant investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our portfolio could contain relatively few portfolio companies.
Our failure to make follow-on investments in our existing portfolio companies could impair the value of our portfolio.
Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (3) attempt to preserve or enhance the value of our investment.
We may elect not to make follow-on investments, may be constrained in our ability to employ available funds, or otherwise may lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.
We may be unable to invest the net proceeds raised from offerings and repayments from investments on acceptable terms, which would harm our financial condition and operating results.
Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings and repayments from investments in interest-bearing deposits or other short-term instruments or use the net proceeds from such offerings to reduce then-outstanding obligations under our credit facility. We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return.

We may have limited access to information about privately-held companies in which we invest.
We invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of the Investment Adviser's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investment.
We may not be able to fully realize the value of the collateral securing our debt investments.
Although a substantial amount of our debt investments are protected by holding security interests in the assets of the portfolio companies, we may not be able to fully realize the value of the collateral securing our investments due to one or more of the following factors:

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Our debt investments may be in the form of unsecured loans, therefore our liens on the collateral, if any, are subordinated to those of the senior secured debt of the portfolio companies, if any. As a result, we may not be able to control remedies with respect to the collateral.

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The collateral may not be valuable enough to satisfy all of the obligations under our secured loan, particularly after giving effect to the repayment of secured debt of the portfolio company that ranks senior to our loan.

•	Bankruptcy laws may limit our ability to realize value from the collateral and may delay the realization process.

•	Our rights in the collateral may be adversely affected by the failure to perfect security interests in the collateral.

•	The need to obtain regulatory and contractual consents could impair or impede how effectively the collateral would be liquidated and could affect the value received.

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Some or all of the collateral may be illiquid and may have no readily ascertainable market value. The liquidity and value of the collateral could be impaired as a result of changing economic conditions, competition, and other factors, including the availability of suitable buyers.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
Our investment strategy contemplates potential investments in securities of foreign companies, including those located in emerging market countries. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Such risks are more pronounced in emerging market countries.
Although currently substantially all of our investments are, and we expect that most of our investments will be, U.S. dollar-denominated, investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.
We may expose ourselves to risks if we engage in hedging transactions.
We may employ hedging techniques to minimize certain investment risks, such as fluctuations in interest and currency exchange rates, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Furthermore, our ability to engage in hedging transactions may also be adversely affected by rules adopted by the U.S. Commodity Futures Trading Commission.
The success of our hedging transactions depends on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. The degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies. We have no current intention of engaging in any of the hedging transaction described above, although it reserves the right to do so in the future.
Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to us and could impair the value of our stockholders' investment.
Our Board of Directors has the authority to modify or waive our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, financial condition, and value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay dividends and cause stockholders to lose all or part of their investment.
Our investments in CLOs may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies.
We invest in CLOs. Generally, there may be less information available to us regarding the underlying debt investments held by CLOs than if we had invested directly in the debt of the underlying companies. As a result, our stockholders will not know the details of the underlying securities of the CLOs in which we will invest. Our CLO investments are subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs. Our investments in portfolio companies may be risky, and we could lose all or part of our investment.
CLOs typically will have no significant assets other than their underlying senior secured loans; payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
CLOs typically will have no significant assets other than their underlying senior secured loans. Accordingly, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans, net of all management fees and other expenses. Payments to us as a holder of CLO junior securities are and will be made only after payments due on the senior secured notes, and, where appropriate, the junior secured notes, have been made in full. This means that relatively small numbers of defaults of senior secured loans may adversely impact our returns.
Our CLO investments are exposed to leveraged credit risk.
Generally, we are in a subordinated position with respect to realized losses on the senior secured loans underlying our investments in CLOs. The leveraged nature of CLOs, in particular, magnifies the adverse impact of senior secured loan defaults. CLO investments represent a leveraged investment with respect to the underlying senior secured loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying senior secured loans, which are subject to credit, liquidity and interest rate risk.
There is the potential for interruption and deferral of cash flow from CLO investments.
If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to us on our CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact our returns.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
Our CLO investment strategy allows investments in foreign CLOs. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor's rights in foreign jurisdictions. In addition, the underlying companies of the CLOs in which we invest may be foreign, which may create greater exposure for us to foreign economic developments.
The payment of underlying portfolio manager fees and other charges on CLO investments could adversely impact our returns.
We may invest in CLO investments where the underlying portfolio securities may be subject to management, administration and incentive or performance fees, in addition to those payable by us. Payment of such additional fees could adversely impact the returns we achieve.
The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of senior secured loans may adversely affect us.
There can be no assurance that for any CLO investment, in the event that any of the senior secured loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new senior secured loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new senior secured loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected.
Our CLO investments are subject to prepayments and calls, increasing re-investment risk.
Our CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on our value. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond our control and consequently cannot be predicted with certainty. In addition, for a CLO collateral manager there is often a strong incentive to refinance well performing portfolios once the senior tranches amortize. The yield to maturity of the investments will depend on the amount and timing of payments of principal on the loans and the price paid for the investments. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments of the debt.
Furthermore, our CLO investments generally do not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the "non-call period").
The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity tranches and, therefore, where we do not hold the relevant percentage we will not be able to control the timing of the exercise of the call option. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised.
Early prepayments and/or the exercise of a call option otherwise than at our request may also give rise to increased re-investment risk with respect to certain investments, as we may realize excess cash earlier than expected. If we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and, consequently, could have an adverse impact on our ability to pay dividends.
We have limited control of the administration and amendment of senior secured loans owned by the CLOs in which we invest.
We are not be able to directly enforce any rights and remedies in the event of a default of a senior secured loan held by a CLO vehicle. In addition, the terms and conditions of the senior secured loans underlying our CLO investments may be amended, modified or waived only by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligations arising from senior secured loans could be modified, amended or waived in a manner contrary to our preferences.

We have limited control of the administration and amendment of any CLO in which we invest.
The terms and conditions of target securities may be amended, modified or waived only by the agreement of the underlying security holders. Generally, any such agreement must include a majority or a super majority (measured by outstanding amounts) or, in certain circumstances, a unanimous vote of the security holders. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which we invest be modified, amended or waived in a manner contrary to our preferences.
Senior secured loans of CLOs may be sold and replaced resulting in a loss to us.
The senior secured loans underlying our CLO investments may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.
Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.
We expect that a majority of our portfolio will consist of equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered up to approximately 10 times, and therefore the junior debt and equity tranches that we will invest in are subject to a higher risk of total loss. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. We will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entities that sponsored the CLOs. Although it is difficult to predict whether the prices of indices and securities underlying CLOs will rise or fall, these prices, and, therefore, the prices of the CLOs will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.
The investments we make in CLOs are thinly traded or have only a limited trading market. CLO investments are typically privately offered and sold, in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying senior secured loans will not be adequate to make interest or other payments; (ii) the quality of the underlying senior secured loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, our investments in equity and junior debt tranches of CLOs are subordinate to the senior debt tranches thereof.
Investments in structured vehicles, including equity and junior debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying senior secured loans held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the senior secured loans underlying the CLOs in which we invest.
Non-investment grade debt involves a greater risk of default and higher price volatility than investment grade debt.
The senior secured loans underlying our CLO investments typically are BB or B rated (non-investment grade) and in limited circumstances, unrated, senior secured loans. Non-investment grade securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default and higher price volatility than investment grade debt.
We will have no influence on management of underlying investments managed by non-affiliated third party CLO collateral managers.
We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold as those portfolios are managed by non-affiliated third party CLO collateral managers. Similarly, we are not responsible for and have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual securities. As a result, the values of the portfolios underlying our CLO investments could decrease as a result of decisions made by third party CLO collateral managers.

The Volcker Rule may impact how we operate our business.
Section 13 of the Bank Holding Company Act of 1956, as amended, often referred to as the "Volcker Rule," is expected to impose significant restrictions on banking entities' ability to sponsor or invest in hedge funds, private equity funds or commodity pools, collectively referred to as covered funds. Certain CLOs will be considered covered funds under the Volcker Rule and banking entities' investments in such CLOs may be considered ownership interests that are prohibited. The rules are highly complex, and many aspects of the implementation of the Volcker Rule remain unclear. We are in the process of assessing the impact of the Volcker Rule on our investments, CLOs and on our industry. The Volcker Rule may have a material adverse effect on our ability to invest in bank-sponsored CLOs in the future and therefore may adversely affect our share price.
Risks affecting investments in real estate.
We make investments in commercial and multi-family residential real estate through our three wholly-owned real estate investment trusts ("REITs"), American Property REIT Corp., National Property REIT Corp. and United Property REIT Corp. (collectively, "our REITs"). A number of factors may prevent each of our REIT's properties and assets from generating sufficient net cash flow or may adversely affect their value, or both, resulting in less cash available for distribution, or a loss, to us. These factors include:

•	national economic conditions;

•	regional and local economic conditions (which may be adversely impacted by plant closings, business layoffs, industry slow-downs, weather conditions, natural disasters, and other factors);

•	local real estate conditions (such as over-supply of or insufficient demand for office space);

•	changing demographics;

•	perceptions by prospective tenants of the convenience, services, safety, and attractiveness of a property;

•	the ability of property managers to provide capable management and adequate maintenance;

•	the quality of a property's construction and design;

•	increases in costs of maintenance, insurance, and operations (including energy costs and real estate taxes);

•	changes in applicable laws or regulations (including tax laws, zoning laws, or building codes);

•	potential environmental and other legal liabilities;

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the level of financing used by our REITs in respect of their properties, increases in interest rate levels on such financings and the risk that one of our REITs will default on such financings, each of which increases the risk of loss to us;

•	the availability and cost of refinancing;

•	the ability to find suitable tenants for a property and to replace any departing tenants with new tenants;

•	potential instability, default or bankruptcy of tenants in the properties owned by our REITs;

•	potential limited number of prospective buyers interested in purchasing a property that one of our REITs wishes to sell; and

•	the relative illiquidity of real estate investments in general, which may make it difficult to sell a property at an attractive price or within a reasonable time frame.
Risks related to Payment-in-kind Interest and Original Issue Discount.
Our loans may contain a payment-in-kind, or PIK, interest provision or may be issued with original issue discount (OID). PIK and OID investments may carry additional risk as interest earned on these types of securities is deferred in whole or in part. Generally, investments with material amounts of deferred interest may reflect an increased credit risk if, for example, the deferral of PIK interest increases the loan-to-value ratio. If the issuer defaults, we may obtain no return or a reduced return on its investment. PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income, whereas in OID the issuer pays cash interest on the full principal amount which results in the OID being amortized over the term of the loan. To avoid the imposition of corporate-level tax on us, these non-cash sources of income need to be paid out to stockholders in cash distributions or, in the event that we determine to do so and in certain cases, in shares of our common stock, even though we may have not yet collected and may never collect the cash relating to the PIK or OID interest.
Risks Relating to Our Securities
Our credit ratings may not reflect all risks of an investment in our debt securities.
Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.
Senior securities, including debt, expose us to additional risks, including the typical risks associated with leverage and could adversely affect our business, financial condition and results of operations.
We currently use our revolving credit facility to leverage our portfolio and we expect in the future to borrow from and issue senior debt securities to banks and other lenders and may securitize certain of our portfolio investments. We also have the Unsecured Notes outstanding, which are a form of leverage and are senior in payment rights to our common stock.
With certain limited exceptions, as a BDC, we are only allowed to borrow amounts or otherwise issue senior securities such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing or other issuance. The amount of leverage that we employ will depend on the Investment Adviser's and our Board of Directors' assessment of market conditions and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for stockholders, any of which could adversely affect our business, financial condition and results of operations, including the following:

•	A likelihood of greater volatility in the net asset value and market price of our common stock;

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Diminished operating flexibility as a result of asset coverage or investment portfolio composition requirements required by lenders or investors that are more stringent than those imposed by the 1940 Act;

•	The possibility that investments will have to be liquidated at less than full value or at inopportune times to comply with debt covenants or to pay interest or dividends on the leverage;

•	Increased operating expenses due to the cost of leverage, including issuance and servicing costs;

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Convertible or exchangeable securities, such as the Convertible Notes outstanding or those issued in the future may have rights, preferences and privileges more favorable than those of our common stock;

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Subordination to lenders' superior claims on our assets as a result of which lenders will be able to receive proceeds available in the case of our liquidation before any proceeds will be distributed to our stockholders;

•	Making it more difficult for us to meet our payment and other obligations under the Unsecured Notes and our other outstanding debt;

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The occurrence of an event of default if we fail to comply with the financial and/or other restrictive covenants contained in our debt agreements, including the credit agreement and each indenture governing the Unsecured Notes, which event of default could result in all or some of our debt becoming immediately due and payable;

•	Reduced availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	The risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our amended senior credit facility; and

•	Reduced flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.
For example, the amount we may borrow under our revolving credit facility is determined, in part, by the fair value of our investments. If the fair value of our investments declines, we may be forced to sell investments at a loss to maintain compliance with our borrowing limits. Other debt facilities we may enter into in the future may contain similar provisions. Any such forced sales would reduce our net asset value and also make it difficult for the net asset value to recover. The Investment Adviser and our Board of Directors in their best judgment nevertheless may determine to use leverage if they expect that the benefits to our stockholders of maintaining the leveraged position will outweigh the risks.
In addition, our ability to meet our payment and other obligations of the Unsecured Notes and our credit facility depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our existing credit facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Unsecured Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including the Unsecured Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Unsecured Notes and our other debt.
Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of interest expense. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $6.5 billion in total assets, (ii) an average cost of funds of 5.41%, (iii) $2.8 billion in debt outstanding and (iv) $3.7 billion of shareholders' equity.

Assumed Return on Our Portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Return to Stockholder	(21.7)%	(12.9)%	(4.1)%	4.7%	13.5%
The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table.
The Convertible Notes and the Public Notes present other risks to holders of our common stock, including the possibility that such notes could discourage an acquisition of us by a third party and accounting uncertainty.
Certain provisions of the Convertible Notes and the Public Notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of certain transactions constituting a fundamental change, holders of the Convertible Notes and the Public Notes will have the right, at their option, to require us to repurchase all of their Convertible Notes and the Public Notes or any portion of the principal amount of such Convertible Notes and the Public Notes in integral multiples of $1,000, in the case of the Convertible Notes, the 2023 Notes and the 5.00% 2019 Notes, and $25, in the case of the 2022 Notes. We may also be required to increase the conversion rate or provide for conversion into the acquirer's capital stock in the event of certain fundamental changes with respect to the Convertible Notes. These provisions could discourage an acquisition of us by a third party.
The accounting for convertible debt securities is subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. We cannot predict if or when any such change could be made and any such change could have an adverse impact on our reported or future financial results. Any such impacts could adversely affect the market price of our common stock.
We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.
Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.
Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.
Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of the board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.
In addition to regulatory restrictions that restrict our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.
The agreement governing our credit facility requires us to comply with certain financial and operational covenants. These covenants include:

•	Restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

•	Restrictions on our ability to incur liens; and

•	Maintenance of a minimum level of stockholders' equity.
As of June 30, 2014, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in our credit facility. Failure to comply with these covenants would result in a default under this facility which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the facility and thereby have a material adverse impact on our business, financial condition and results of operations.
Failure to extend our existing credit facility, the revolving period of which is currently scheduled to expire on March 27, 2019, could have a material adverse effect on our results of operations and financial position and our ability to pay expenses and make distributions.
The revolving period for our credit facility with a syndicate of lenders is currently scheduled to terminate on March 27, 2019, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due if required by the lenders. If the credit facility is not renewed or extended by the participant banks by March 27, 2019, we will not be able to make further borrowings under the facility after such date and the outstanding principal balance on that date will be due and payable on March 27, 2020. As of June 30, 2014, we had $92.0 million of outstanding borrowings under our credit facility. Interest on borrowings under the credit facility is one-month LIBOR plus 225 basis points with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least 35% of the credit facility is drawn or 100 basis points otherwise. The credit facility requires us to pledge assets as collateral in order to borrow under the credit facility. If we are unable to extend our facility or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding under the facility during the two-year term-out period through one or more of the following: (1) principal collections on our securities pledged under the facility, (2) at our option, interest collections on our securities pledged under the facility and cash collections on our securities not pledged under the facility, or (3) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position and may force us to decrease or stop paying certain expenses and making distributions until the facility is repaid. In addition, our stock price could decline significantly, we would be restricted in our ability to acquire new investments and, in connection with our year-end audit, our independent registered accounting firm could raise an issue as to our ability to continue as a going concern.
Failure to refinance our existing Unsecured Notes could have a material adverse effect on our results of operations and financial position.
Our Unsecured Notes mature at various dates from December 15, 2015 to October 15, 2043. If we are unable to refinance our Unsecured Notes or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding at maturity under the facility during the two-year term-out period through one or more of the following: (1) borrowing additional funds under our then current credit facility, (2) issuance of additional common stock or (3) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position. In addition, our stock price could decline significantly; we would be restricted in our ability to acquire new investments and, in connection with our year-end audit, our independent registered accounting firm could raise an issue as to our ability to continue as a going concern.

The trading market or market value of our publicly issued debt securities may fluctuate.
Our publicly issued debt securities may or may not have an established trading market. We cannot assure our noteholders that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.
Our noteholders should also be aware that there may be a limited number of buyers when they decide to sell their debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.
Terms relating to redemption may materially adversely affect our noteholders return on any debt securities that we may issue.
If our noteholders' debt securities are redeemable at our option, we may choose to redeem their debt securities at times when prevailing interest rates are lower than the interest rate paid on their debt securities. In addition, if our noteholders' debt securities are subject to mandatory redemption, we may be required to redeem their debt securities also at times when prevailing interest rates are lower than the interest rate paid on their debt securities. In this circumstance, our noteholders may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as their debt securities being redeemed.
Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital.
Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to predict whether any shares of our common stock will trade at, above, or below net asset value. In the past, the stocks of BDCs as an industry, including at times shares of our common stock, traded below net asset value as a result of concerns over liquidity, leverage restrictions and distribution requirements. When our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining approval for such issuance from our stockholders and our independent directors. At our 2013 annual meeting of stockholders held on December 6, 2013, our stockholders approved our ability, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, to sell shares of our common stock at any level of discount from net asset value per share during the 12 month period following December 6, 2013.
There is a risk that investors in our common stock may not receive dividends or that our dividends may not grow over time and investors in our debt securities may not receive all of the interest income to which they are entitled.
We intend to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.

In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.
The above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.
Investing in our securities may involve a high degree of risk and is highly speculative.
The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with low risk tolerance.
Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.
All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.
Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
Sales of substantial amounts of our common stock, or the availability of such common stock for sale (including as a result of the conversion of our Convertible Notes into common stock), could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.
If we sell shares of our common stock or securities to subscribe for or are convertible into shares of our common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.
At our 2013 annual meeting of stockholders held on December 6, 2013, our stockholders approved our ability, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, to sell shares of our common stock at any level of discount from net asset value per share during the 12 month period following December 6, 2013. The issuance or sale by us of shares of our common stock or securities to subscribe for or are convertible into shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares of common stock at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares of common stock if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. We have sold shares of our common stock at prices below net asset value per share in the past and may do so to the future.
Our ability to enter into transactions with our affiliates is restricted.
We are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security or other property from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits "joint" transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. Subject to certain limited exceptions, we are prohibited from buying or selling any security or other property from or to the Investment Adviser and its affiliates and persons with whom we are in a control relationship, or entering into joint transactions with any such person, absent the prior approval of the SEC.
On February 10, 2014, we received an exemptive order from the SEC (the "Order") that gave us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Investment Adviser or certain affiliates, including Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., subject to the conditions included therein. Under the terms of the relief permitting us to co-invest with other funds managed by our Investment Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Investment Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Investment Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, we will be unable to invest in any issuer in which one or more funds managed by the Investment Adviser or its affiliates has previously invested.
The market price of our securities may fluctuate significantly.
The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•
significant volatility in the market price and trading volume of securities of business development companies or other companies in the energy industry, which are not necessarily related to the operating performance of these companies;

•	price and volume fluctuations in the overall stock market from time to time;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC qualification;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of one or more of Prospect Capital Management's key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to shares of our common stock or BDCs generally;

•	future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities, including the Convertible Notes;

•	uncertainty surrounding the strength of the U.S. economic recovery;

•	concerns regarding European sovereign debt;

•	changes in prevailing interest rates;

•	litigation matters;

•	general economic trends and other external factors; and

•	loss of a major funding source.
In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has, from time to time, been brought against that company.
If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

There is a risk that you may not receive distributions or that our distributions may not grow over time.
We have made and intend to continue to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.
Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
Our charter and bylaws and the Maryland General Corporation Law contain provisions that may have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for our stockholders or otherwise be in their best interest. These provisions may prevent stockholders from being able to sell shares of our common stock at a premium over the current of prevailing market prices.
Our charter provides for the classification of our Board of Directors into three classes of directors, serving staggered three-year terms, which may render a change of control or removal of our incumbent management more difficult. Furthermore, any and all vacancies on our Board of Directors will be filled generally only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term until a successor is elected and qualifies.
Our Board of Directors is authorized to create and issue new series of shares, to classify or reclassify any unissued shares of stock into one or more classes or series, including preferred stock and, without stockholder approval, to amend our charter to increase or decrease the number of shares of common stock that we have authority to issue, which could have the effect of diluting a stockholder's ownership interest. Prior to the issuance of shares of common stock of each class or series, including any reclassified series, our Board of Directors is required by our governing documents to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares of stock.
Our charter and bylaws also provide that our Board of Directors has the exclusive power to adopt, alter or repeal any provision of our bylaws, and to make new bylaws. The Maryland General Corporation Law also contains certain provisions that may limit the ability of a third party to acquire control of us, such as:

•
The Maryland Business Combination Act, which, subject to certain limitations, prohibits certain business combinations between us and an "interested stockholder" (defined generally as any person who beneficially owns 10% or more of the voting power of the common stock or an affiliate thereof) for five years after the most recent date on which the stockholder becomes an interested stockholder and, thereafter, imposes special minimum price provisions and special stockholder voting requirements on these combinations.

•
The Maryland Control Share Acquisition Act, which provides that "control shares" of a Maryland corporation (defined as shares of common stock which, when aggregated with other shares of common stock controlled by the stockholder, entitles the stockholder to exercise one of three increasing ranges of voting power in electing directors, as described more fully below) acquired in a "control share acquisition" (defined as the direct or indirect acquisition of ownership or control of "control shares") have no voting rights except to the extent approved by stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares of common stock.

The provisions of the Maryland Business Combination Act will not apply, however, if our Board of Directors adopts a resolution that any business combination between us and any other person will be exempt from the provisions of the Maryland Business Combination Act. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Maryland Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. There can be no assurance that this resolution will not be altered or repealed in whole or in part at any time. If the resolution is altered or repealed, the provisions of the Maryland Business Combination Act may discourage others from trying to acquire control of us.
As permitted by Maryland law, our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our common stock. Although our bylaws include such a provision, such a provision may also be amended or eliminated by our Board of Directors at any time in the future, provided that we will notify the Division of Investment Management at the SEC prior to amending or eliminating this provision. However, as noted above, the SEC has recently taken the position that the Maryland Control Share Acquisition Act is inconsistent with the 1940 Act and may not be invoked by a BDC. It is the view of the staff of the SEC that opting into the Maryland Control Share Acquisition Act would be acting in a manner inconsistent with section 18(i) of the 1940 Act. See "Description of Capital Stock - Provisions of the Maryland General Corporate Law and our Charter and Bylaws" for more information.
Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.
In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.
In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.
We may in the future choose to pay dividends in our own stock, in which case our stockholders may be required to pay tax in excess of the cash they receive.
We may distribute taxable dividends that are payable in part in our stock. The IRS has issued a private letter ruling on cash/stock dividends paid by us if certain requirements are satisfied, and the ruling permits us to declare such taxable cash/stock dividends, up to 80% in stock, with respect to our taxable years ending August 31, 2014 and August 31, 2015. Taxable stockholders receiving such dividends would be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. Stockholder (as defined in "Material U.S. Federal Income Tax Considerations") may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. Stockholder sells the stock it receives as a dividend in order to pay this tax, it may be subject to transaction fees (e.g. broker fees or transfer agent fees) and the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of its stock at the time of the sale. Furthermore, with respect to Non-U.S. Stockholders (as defined in "Material U.S. Federal Income Tax Considerations"), we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock. It is unclear whether and to what extent we will be able to pay dividends in cash and our stock.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
(All figures in this section are in thousands except share, per share and other data)
        The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus or incorporated by reference into this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under "Risk Factors" and "Forward-Looking Statements" appearing elsewhere herein.
Note on Forward Looking Statements
Some of the statements in this section of the prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained herein involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.
We generally use words such as "anticipates," "believes," "expects," "intends" and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act.
We have based the forward-looking statements included in herein on information available to us on the date of this document, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including any annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.
Overview
We are a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 (the "1940 Act"). As a BDC, we have elected to be treated as a regulated investment company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986 (the "Internal Revenue Code" or the "Code"). We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.
We currently have nine origination strategies in which we make investments: (1) lending in private equity sponsored transactions, (2) lending directly to companies not owned by private equity firms, (3) control investments in corporate operating companies, (4) control investments in financial companies, (5) investments in structured credit, (6) real estate investments, (7) investments in syndicated debt, (8) aircraft leasing and (9) online lending. We continue to evaluate other origination strategies in the ordinary course of business with no specific tops-down allocation to any single origination strategy.
Lending in Private Equity Sponsored Transactions – We make loans to companies which are controlled by leading private equity firms. This debt can take the form of first lien, second lien, unitranche or unsecured loans. In making these investments, we look for a diversified customer base, recurring demand for the product or service, barriers to entry, strong historical cash flow and experienced management teams. These loans typically have significant equity subordinate to our loan position. Historically, this strategy has comprised approximately 50%-60% of our business, but more recently it is less than 50% of our business.

Lending Directly to Companies – We provide debt financing to companies owned by non-private equity firms, the company founder, a management team or a family. Here, in addition to the strengths we look for in a sponsored transaction, we also look for the alignment with the management team with significant invested capital. This strategy often has less competition than the private equity sponsor strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. Direct lending can result in higher returns and lower leverage than sponsor transactions and may include warrants or equity to us. Historically, this strategy has comprised approximately 5%-15% of our business, but more recently it is less than 5% of our business.
Control Investments in Corporate Operating Companies – This strategy involves acquiring controlling stakes in non-financial operating companies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity.  We provide certainty of closure to our counterparties, give the seller personal liquidity and generally look for management to continue on in their current roles. This strategy has comprised approximately 10%-15% of our business.
Control Investments in Financial Companies – This strategy involves acquiring controlling stakes in financial companies, including consumer direct lending, sub-prime auto lending and other strategies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity. These investments are often structured in a tax-efficient RIC-compliant partnership, enhancing returns. This strategy has comprised approximately 5%-15% of our business.
Investments in Structured Credit – We make investments in collateralized loan obligations (“CLOs”), generally taking a significant position in the subordinated interests (equity) of the CLOs. The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate, mortgages, sub-prime debt, or consumer based debt. The CLOs in which we invest are managed by top-tier collateral managers that have been thoroughly diligenced prior to investment. This strategy has comprised approximately 10%-20% of our business.
Real Estate Investments – We make investments in real estate through our three wholly-owned tax-efficient real estate investment trusts ("REITs"), American Property REIT Corp., National Property REIT Corp. and United Property REIT Corp. (collectively, "our REITs"). Our real estate investments are in various classes of fully developed and occupied real estate properties that generate current yields. We seek to identify properties that have historically high occupancy and steady cash flow generation. Our REITs partner with established property managers with experience in managing the property type to manage such properties after acquisition. This is a more recent investment strategy that has comprised approximately 5%-10% of our business.
Investments in Syndicated Debt – On an opportunistic basis, we make investments in loans and high yield bonds that have been sold to a syndicate of buyers. Here we look for investments with attractive risk-adjusted returns after we have completed a fundamental credit analysis. These investments are purchased with a long term, buy-and-hold outlook and we look to provide significant structuring input by providing anchoring orders. This strategy has comprised approximately 5%-10% of our business.
Aircraft Leasing – We invest debt as well as equity in aircraft assets subject to commercial leases to credit-worthy airlines across the globe. These investments present attractive return opportunities due to cash flow consistency from long-lived assets coupled with hard asset collateral. We seek to deliver risk-adjusted returns with strong downside protection by analyzing relative value characteristics across the spectrum of aircraft types of all vintages. Our target portfolio includes both in-production and out-of-production jet and turboprop aircraft and engines, operated by airlines across the globe. This strategy comprised approximately 1.5% of our business in the fiscal year ended June 30, 2014.
Online Lending – We make investments in loans originated by certain consumer loan and small and medium sized business (“SME”) originators. We purchase each loan in its entirety (i.e., a “whole loan”). The borrowers are consumers and SMEs. The loans are typically serviced by the originators of the loans. This strategy comprised approximately 1% of our business in the fiscal year ended June 30, 2014.
We invest primarily in first and second lien secured loans and unsecured debt, which in some cases includes an equity component. First and second lien secured loans generally are senior debt instruments that rank ahead of unsecured debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Our investments in CLOs are subordinated to senior loans and are generally unsecured. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B.
We hold many of our control investments in a two-tier structure consisting of a holding company and one or more related operating companies. These holding companies serve various business purposes including concentration of management teams, optimization of third party borrowing costs, improvement of supplier, customer, and insurance terms, and enhancement of co-investments by the management teams. In these cases, our investment in the holding company, generally as equity, its equity investment in the operating company and along with any debt from us directly to the operating company structure represents our total exposure for the investment. As of June 30, 2014, as shown in our Consolidated Schedule of Investments, the cost basis and fair value of our investment in controlled companies is $1,719,242 and $1,640,454, respectively. This structure gives rise to several of the risks described in our public documents and highlighted above in Part I, Item 1A of this report. Effective for periods commencing on and after July 1, 2014, we will consolidate all wholly-owned and substantially wholly-owned holding companies formed by us for the purpose of holding our controlled investments in operating companies. We do not anticipate any significant effects of consolidating these holding companies as they hold minimal assets other than their investments in the controlled operating companies. Investment company accounting prohibits the consolidation of any operating companies.
We seek to be a long-term investor with our portfolio companies. The aggregate fair value of our portfolio investments was $6,253,739 and $4,172,852 as of June 30, 2014 and 2013, respectively. During the year ended June 30, 2014, our net cost of investments increased by $2,115,744, or 49.7%, as a result of forty-seven new investments, four revolver advances and several follow-on investments of $2,937,311, payment-in-kind interest of $15,145, structuring fees of $45,087 and net amortization of discounts and premiums of $46,297, while we received full repayments on twenty-one investments, sold eight investments, and received several partial prepayments and amortization payments totaling $787,069.
Compared to the end of last fiscal year (ended June 30, 2013), net assets increased by $961,688, or 36.2%, during the year ended June 30, 2014, from $2,656,494 to $3,618,182. This increase resulted from the issuance of new shares of our common stock (less offering costs) in the amount of $1,030,282, dividend reinvestments of $15,574, and $319,020 from operations. These increases, in turn, were offset by $403,188 in dividend distributions to our stockholders. The $319,020 from operations is net of the following: net investment income of $357,223, net realized loss on investments of $3,346, and net change in unrealized depreciation on investments of $34,857.
Fourth Quarter Highlights
Investment Transactions
During the three months ended June 30, 2014, we acquired $386,642 of new investments, completed follow-on investments in existing portfolio companies totaling approximately $55,360, and recorded PIK interest of $2,102, resulting in gross investment originations of $444,104. During the three months ended June 30, 2014, we received full repayments on five investments, and received several partial prepayments and amortization payments totaling $169,617. The more significant of these transactions are discussed in "Portfolio Investment Activity."
SEC Matter
On May 6, 2014, we announced in our filing on Form 10-Q for the quarter ended March 31, 2014 that the SEC Staff had asserted certain of our wholly-owned holding companies were investment companies, such companies were required to be consolidated in our historical financial results and financial position, and restatement of such financial statements was needed. At that time, we disclosed that we disagreed with the views of the SEC Staff and wished to appeal the conclusion through the Office of the Chief Accountant. On June 10, 2014, based on those discussions with the Office of the Chief Accountant, we concluded the following:

•	Our historical non-consolidation of wholly-owned and substantially wholly-owned holding companies did not require restatement of our prior period financial statements.

•
Upon our adoption of ASU 2013-08 for the fiscal year ended June 30, 2015, we will begin consolidating on a prospective basis certain of our wholly-owned and substantially wholly-owned holding companies formed by us in order to facilitate our investment strategy.

While we were in discussions with the SEC, we elected to suspend our debt and equity raising activities for the remainder of the quarter and continuing through the filing of this Form 10-K. This curtailment of capital raising activities suppressed our levels of origination and growth in the fourth quarter of the fiscal year ended June 30, 2014. This reduction in originations suppressed our level of structuring fees recognized and reduced our earnings for the quarter. Originations were $1,343,356 in the quarter ended March 31, 2014 versus $444,104 in the quarter ended June 30, 2014. As a result, structuring fees fell from $24,659 in the quarter ended March 31, 2014 to $5,026 in the quarter ended June 30, 2014.

Equity Issuance
During the three months ended June 30, 2014, we sold 7,711,389 shares of our common stock at an average price of $10.91 per share, and raised $84,145 of gross proceeds, under our at-the-market offering program (the "ATM Program"). Net proceeds were $83,308 after commissions to the broker-dealer on shares sold and offering costs.
On April 17, 2014, May 22, 2014 and June 19, 2014, we issued 86,333, 114,111 and 112,630 shares of our common stock in connection with the dividend reinvestment plan, respectively.
Dividend
On May 6, 2014, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.110550 per share for October 2014 to holders of record on October 31, 2014 with a payment date of November 20, 2014;

•	$0.110575 per share for November 2014 to holders of record on November 28, 2014 with a payment date of December 18, 2014; and

•	$0.110600 per share for December 2014 to holders of record on December 31, 2014 with a payment date of January 22, 2015.
Revolving Credit Facility
On May 9, 2014 and May 29, 2014, we increased total commitments to our Revolving Credit Facility by $45,000 and $20,000, respectively. The lenders have extended total commitments of $857,500 as of June 30, 2014, which was increased to $877,500 in July 2014 (see "Recent Developments").
Debt Issuance
On April 7, 2014, we issued $300,000 aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $250,775.
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500.
During the three months ended June 30, 2014, we issued $66,554 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $65,251. These notes were issued with stated interest rates ranging from 3.75% to 6.25% with a weighted average interest rate of 5.03%. These notes mature between April 15, 2018 and May 15, 2039.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
4	$8,759	3.75%	3.75%	April 15, 2018 – May 15, 2018
5	21,950	4.25%–4.75%	4.48%	April 15, 2019 – May 15, 2019
7	15,182	5.25%	5.25%	April 15, 2021 – May 15, 2021
10	10,159	5.75%	5.75%	April 15, 2024 – May 15, 2024
25	10,504	6.25%	6.25%	April 15, 2039 – May 15, 2039
	$66,554

Investment Holdings
As of June 30, 2014, we continue to pursue our investment strategy. At June 30, 2014, approximately $6,253,739, or 172.8%, of our net assets are invested in 143 long-term portfolio investments and CLOs.
During the year ended June 30, 2014, we originated $2,952,456 of new investments, primarily composed of $1,585,869 of debt and equity financing to non-controlled investments, $913,094 of debt and equity financing to controlled investments, and $453,493 of subordinated notes in CLOs. Our origination efforts are focused primarily on debt and equity financing to controlled investments and secured lending to non-control investments, to reduce the risk in the portfolio, investing primarily in first lien loans, and subordinated notes in CLOs, though we also continue to close select junior debt and equity investments. Our annualized current yield was 13.6% and 12.1% as of June 30, 2013 and June 30, 2014, respectively, across all performing interest bearing investments. The decrease in our current yield is primarily the result of originations at lower rates than our average existing portfolio yield. Monetization of equity positions that we hold and loans on non-accrual status are not included in this yield calculation. In many of our portfolio companies we hold equity positions, ranging from minority interests to majority stakes, which we expect over time to contribute to our investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by our cash flow and collateral debt protections.
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, "Control Investments" are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Under the 1940 Act, "Affiliate Investments" are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. "Non-Control/Non-Affiliate Investments" are those that are neither Control Investments nor Affiliate Investments.
As of June 30, 2014, we own controlling interests in AMU Holdings Inc.; APH Property Holdings, LLC; Arctic Oilfield Equipment USA, Inc.; ARRM Services, Inc. (f/k/a ARRM Holdings Inc.); AWC, LLC; BXC Company, Inc. (f/k/a BXC Holding Company); CCPI Holdings Inc.; CP Holdings of Delaware LLC; Credit Central Holdings of Delaware, LLC; Echelon Aviation LLC; Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings, Inc.); First Tower Holdings of Delaware LLC; Gulf Coast Machine & Supply Company; Harbortouch Holdings of Delaware Inc.; The Healing Staff, Inc.; Manx Energy, Inc.; MITY Holdings of Delaware Inc.; Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc.; NPH Property Holdings, LLC; R-V Industries, Inc.; STI Holding, Inc.; UPH Property Holdings, LLC; Valley Electric Holdings I, Inc.; and Wolf Energy Holdings Inc. We also own an affiliated interest in BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork).
The following shows the composition of our investment portfolio by level of control as of June 30, 2014 and June 30, 2013:

	June 30, 2014				June 30, 2013
Level of Control	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Control Investments	$1,719,242	27.0%	$1,640,454	26.2%	$830,151	19.5%	$811,634	19.5%
Affiliate Investments	31,829	0.5%	32,121	0.5%	49,189	1.2%	42,443	1.0%
Non-Control/Non-Affiliate Investments	4,620,451	72.5%	4,581,164	73.3%	3,376,438	79.3%	3,318,775	79.5%
Total Investments	$6,371,522	100.0%	$6,253,739	100.0%	$4,255,778	100.0%	$4,172,852	100.0%

The following shows the composition of our investment portfolio by type of investment as of June 30, 2014 and June 30, 2013:

	June 30, 2014				June 30, 2013
Type of Investment	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Revolving Line of Credit	$3,445	0.1%	$2,786	—%	$9,238	0.2%	$8,729	0.2%
Senior Secured Debt	3,578,339	56.2%	3,514,198	56.2%	2,262,327	53.1%	2,207,091	52.8%
Subordinated Secured Debt	1,272,275	20.0%	1,200,221	19.2%	1,062,386	25.0%	1,024,901	24.6%
Subordinated Unsecured Debt	85,531	1.3%	85,531	1.4%	88,470	2.1%	88,827	2.1%
Small Business Whole Loans	4,637	0.1%	4,252	0.1%	—	—%	—	—%
CLO Debt	28,118	0.4%	33,199	0.5%	27,667	0.7%	28,589	0.7%
CLO Residual Interest	1,044,656	16.4%	1,093,985	17.5%	660,619	15.5%	658,086	15.8%
Preferred Stock	80,096	1.3%	10,696	0.2%	25,016	0.6%	14,742	0.4%
Common Stock	84,768	1.3%	80,153	1.3%	34,629	0.8%	47,083	1.1%
Membership Interest	187,384	2.9%	217,763	3.5%	83,265	1.9%	61,903	1.5%
Net Profits Interest	—	—%	213	—%	—	—%	520	—%
Net Revenue Interest	—	—%	—	—%	—	—%	20,439	0.5%
Escrow Receivable	—	—%	1,589	—%	—	—%	4,662	0.1%
Warrants	2,273	—%	9,153	0.1%	2,161	0.1%	7,280	0.2%
Total Investments	$6,371,522	100.0%	$6,253,739	100.0%	$4,255,778	100.0%	$4,172,852	100.0%
The following shows our investments in interest bearing securities by type of investment as of June 30, 2014 and June 30, 2013:

	June 30, 2014				June 30, 2013
Type of Investment	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
First Lien	$3,581,784	59.5%	$3,516,984	59.3%	$2,271,565	55.3%	$2,215,820	55.2%
Second Lien	1,272,275	21.1%	1,200,221	20.2%	1,062,386	25.8%	1,024,901	25.5%
Unsecured	85,531	1.4%	85,531	1.4%	88,470	2.2%	88,827	2.2%
Small Business Whole Loans	4,637	0.1%	4,252	0.1%	—	—%	—	—%
CLO Debt	28,118	0.5%	33,199	0.6%	27,667	0.7%	28,589	0.7%
CLO Residual Interest	1,044,656	17.4%	1,093,985	18.4%	660,619	16.0%	658,086	16.4%
Total Debt Investments	$6,017,001	100.0%	$5,934,172	100.0%	$4,110,707	100.0%	$4,016,223	100.0%

The following shows the composition of our investment portfolio by geographic location as of June 30, 2014 and June 30, 2013:

	June 30, 2014				June 30, 2013
Geographic Location	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Canada	$15,000	0.2%	$15,000	0.2%	$165,000	3.9%	$165,000	4.0%
Cayman Islands	1,072,774	16.8%	1,127,184	18.0%	688,286	16.2%	686,675	16.5%
France	10,170	0.2%	10,339	0.2%	—	—%	—	—%
Ireland	—	—%	—	—%	14,927	0.4%	15,000	0.4%
Midwest US	787,482	12.4%	753,543	12.0%	565,239	13.3%	531,934	12.7%
Northeast US	1,224,403	19.2%	1,181,533	18.9%	522,759	12.2%	536,300	12.8%
Puerto Rico	41,307	0.7%	36,452	0.6%	41,352	1.0%	41,352	1.0%
Southeast US	1,491,554	23.4%	1,461,516	23.4%	1,124,119	26.4%	1,098,996	26.3%
Southwest US	759,630	11.9%	737,271	11.8%	459,944	10.8%	445,411	10.7%
Western US	969,202	15.2%	930,901	14.9%	674,152	15.8%	652,184	15.6%
Total Investments	$6,371,522	100.0%	$6,253,739	100.0%	$4,255,778	100.0%	$4,172,852	100.0%
The following shows the composition of our investment portfolio by industry as of June 30, 2014 and June 30, 2013:

	June 30, 2014				June 30, 2013
Industry	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Aerospace & Defense	$102,803	1.6%	$102,967	1.6%	$56	—%	$—	—%
Auto Finance	11,139	0.2%	11,139	0.2%	10,914	0.3%	10,417	0.2%
Automobile	22,296	0.4%	22,452	0.4%	12,300	0.3%	12,500	0.3%
Biotechnology	—	—%	—	—%	—	—%	14	—%
Business Services	598,940	9.4%	611,286	9.8%	180,793	4.2%	179,544	4.3%
Chemicals	19,648	0.3%	19,713	0.3%	28,364	0.7%	28,648	0.7%
Commercial Services	301,610	4.7%	301,610	4.8%	247,073	5.8%	247,073	5.9%
Construction & Engineering	56,860	0.9%	33,556	0.5%	53,615	1.3%	53,615	1.3%
Consumer Finance	425,497	6.7%	434,348	6.9%	413,332	9.7%	406,964	9.8%
Consumer Services	502,862	7.9%	504,647	8.1%	311,982	7.3%	314,033	7.5%
Contracting	3,831	0.1%	—	—%	3,831	0.1%	—	—%
Diversified / Conglomerate Service	—	—%	—	—%	—	—%	143	—%
Diversified Financial Services(1)	42,574	0.7%	42,189	0.7%	57,419	1.3%	55,759	1.3%
Durable Consumer Products	377,205	5.9%	375,329	6.0%	359,403	8.5%	349,654	8.4%
Ecological	—	—%	—	—%	141	—%	335	—%
Electronics	—	—%	—	—%	—	—%	149	—%
Energy	77,379	1.2%	67,637	1.1%	63,895	1.5%	56,321	1.3%
Food Products	173,375	2.7%	174,603	2.8%	177,423	4.2%	177,428	4.3%
Healthcare	329,408	5.2%	326,142	5.2%	273,438	6.4%	273,838	6.6%
Hotels, Restaurants & Leisure	132,193	2.1%	132,401	2.1%	35,125	0.8%	35,361	0.8%
Machinery	396	—%	621	—%	396	—%	790	—%
Manufacturing	204,394	3.2%	171,577	2.7%	163,431	3.8%	167,584	4.0%
Media	362,738	5.7%	344,278	5.5%	171,290	4.0%	161,325	3.9%
Metal Services & Minerals	48,402	0.8%	51,977	0.8%	98,662	2.3%	102,832	2.5%
Oil & Gas Production	283,490	4.4%	248,494	4.0%	75,126	1.8%	24,420	0.6%
Personal & Nondurable Consumer Products	10,604	0.2%	11,034	0.2%	59,822	1.4%	60,183	1.4%
Pharmaceuticals	78,069	1.2%	73,690	1.2%	—	—%	—	—%
Property Management	57,500	0.9%	45,284	0.7%	51,170	1.2%	54,648	1.3%
Real Estate	353,506	5.5%	355,236	5.7%	152,540	3.6%	152,540	3.7%
Retail	14,231	0.2%	14,625	0.2%	14,190	0.3%	14,569	0.3%
Software & Computer Services	240,469	3.8%	241,260	3.9%	307,734	7.2%	309,308	7.4%
Telecommunication Services	79,630	1.2%	79,654	1.3%	—	—%	—	—%
Textiles, Apparel & Luxury Goods	275,023	4.3%	259,690	4.2%	116,260	2.8%	108,708	2.6%
Transportation	112,676	1.8%	69,116	1.1%	127,767	3.0%	127,474	3.1%
Subtotal	$5,298,748	83.2%	$5,126,555	82.0%	$3,567,492	83.8%	$3,486,177	83.5%
CLO Investments(1)	1,072,774	16.8%	1,127,184	18.0%	688,286	16.2%	686,675	16.5%
Total Investments	$6,371,522	100.0%	$6,253,739	100.0%	$4,255,778	100.0%	$4,172,852	100.0%

(1)
Although designated as Diversified Financial Services within our Schedules of Investments in Item 8 of this report, our CLO investments do not have industry concentrations and as such have been separated in the table above.

Portfolio Investment Activity
During the year ended June 30, 2014, we acquired $2,082,327 of new investments, completed follow-on investments in existing portfolio companies totaling approximately $840,134, funded $14,850 of revolver advances, and recorded PIK interest of $15,145, resulting in gross investment originations of $2,952,456. The more significant of these transactions are briefly described below.
On July 12, 2013, we provided $11,000 of secured second lien financing to Water PIK, Inc., a leader in developing innovative personal and oral healthcare products. The second lien term loan bears interest in cash at the greater of 9.75% or Libor plus 8.75% and has a final maturity of January 8, 2021.
On July 23, 2013, we made a $2,000 investment in Carolina Beverage Group, LLC (“Carolina Beverage”), a contract beverage manufacturer. The senior secured note bears interest in cash at 10.5% and has a final maturity of July 23, 2018.
On July 26, 2013, we made a $2,000 follow-on senior secured debt investment in Spartan Energy Services, Inc. (“Spartan”) to finance the formation of the Well Testing division. The first lien note bears interest in cash at the greater of 10.5% or Libor plus 9.0% and has a final maturity of December 28, 2017.
On July 26, 2013, we made a $20,000 follow-on secured second lien investment in Royal Adhesives & Sealants, LLC (“Royal”) to facilitate an acquisition. The second lien term loan bears interest in cash at the greater of 9.75% or Libor plus 8.5% and has a final maturity of January 31, 2019.
On July 31, 2013, we made a $5,100 follow-on investment in Coverall North America, Inc. to fund a dividend recapitalization. The first lien note bears interest in cash at the greater of 11.5% or Libor plus 8.5% and has a final maturity of December 17, 2017.
On August 2, 2013, we made an investment of $44,100 to purchase 90% of the subordinated notes in CIFC Funding 2013-III, Ltd.
On August 2, 2013, we provided $81,273 of debt and $12,741 of equity financing to support the recapitalization of CP Holdings, an energy services company based in western Oklahoma. Through the recapitalization, we acquired a controlling interest in CP Holdings for $73,009 in cash and 1,918,342 unregistered shares of our common stock. After the financing, we received repayment of the $18,991 loan previously outstanding. The $58,773 first lien note issued to CP Energy Services Inc. bears interest in cash at the greater of 9.0% or Libor plus 7.0% and interest payment in kind of 9.0% and has a final maturity of August 2, 2018. The $22,500 first lien note issued to CP Well Testing Holding Company LLC bears interest in cash at the greater of 11.0% or Libor plus 9.0% and has a final maturity of August 2, 2018.
On August 9, 2013, we provided $80,000 in senior secured loans and a senior secured revolving loan facility, of which $70,000 was funded at closing, for the recapitalization of Matrixx Initiatives, Inc., owner of Zicam, a developer and marketer of OTC cold remedy products under the Zicam brand. The $35,000 Term Loan A note bears interest in cash at the greater of 7.5% or Libor plus 6.0% and has a final maturity of August 9, 2018. The $35,000 Term Loan B note bears interest in cash at the greater of 12.5% or Libor plus 11.0% and has a final maturity of August 9, 2018. The $10,000 senior secured revolver, which was unfunded at closing, bears interest in cash at the greater of 10.0% or Libor plus 8.5% and has a final maturity of February 9, 2014.
On August 15, 2013, we made a $14,000 follow-on investment in Totes Isotoner Corporation ("Totes") to fund a dividend to shareholders. The second lien term loan bears interest in cash at the greater of 10.75% or Libor plus 9.25% and has a final maturity of January 8, 2018.
On August 30, 2013, we made a $16,000 follow-on investment in System One Holdings, LLC to support an acquisition. The first lien note bears interest in cash at the greater of 11.0% or Libor plus 9.5% and has a final maturity of December 31, 2018.
On September 5, 2013, we provided a $50,382 senior secured term loan to United Bank Card, Inc. (d/b/a Harbortouch), a payments processor. The first lien term loan bears interest in cash at the greater of 11.5% or Libor plus 9.5% and has a final maturity of September 5, 2018.
On September 10, 2013, we made a $12,500 first lien secured investment in Photonis Technologies SAS (“Photonis”), a world leader in the development, manufacture and sale of electro-optic components for the detection and intensification of very faint light sources. The first lien term loan bears interest in cash at the greater of 8.5% or Libor plus 7.5% and has a final maturity of September 18, 2019.
On September 11, 2013, we provided a $75,000 senior secured term loan to support the recapitalization of American Broadband Holding Company and Cameron Holdings of NC, Inc., a provider of voice, video, and high-speed internet services.

The first lien Term Loan B bears interest in cash at the greater of 11.0% or Libor plus 9.75% and has a final maturity of September 30, 2018.
On September 13, 2013, we made an investment of $36,515 to purchase 83.56% of the subordinated notes in Apidos CLO XV.
On September 19, 2013, we provided $41,042 of debt and $6,943 of equity financing to support the recapitalization of Mity, a designer, manufacturer and seller of multipurpose room furniture and specialty healthcare seating products. The $22,792 first lien note issued to Mity bears interest in cash at the greater of 9.0% or Libor plus 7.0% and interest payment in kind of 9.0% and has a final maturity of September 19, 2019. The $18,250 first lien note issued to MITY Enterprises, Inc. bears interest in cash at the greater of 10.0% or Libor plus 7.0% and has a final maturity of March 19, 2019.
On September 25, 2013, we made a $12,000 subordinated secured second lien investment in NCP Finance Limited Partnership, a lender to short term loan providers in the alternative financial services industry. The subordinated secured term loan bears interest in cash at the greater of 11.0% or Libor plus 9.75% and has a final maturity of September 30, 2018.
On September 30, 2013, we made an investment of $20,945 to purchase 51.02% of the subordinated notes in Galaxy XVI CLO, Ltd.
On September 30, 2013, we made an $18,818 follow-on investment in JHH Holdings, Inc. to finance an acquisition. The second lien term loan bears interest in cash at the greater of 11.25% or Libor plus 10.0% and interest payment in kind of 0.5% and has a final maturity of March 30, 2019.
On October 1, 2013, we made a $2,600 follow-on investment in AIRMALL to support liquidity needs. The subordinated secured note bears interest in cash at 12.0% and interest payment in kind of 6.0% and has a final maturity of December 31, 2015.
On October 11, 2013, we made a $5,846 follow-on investment in CP Holdings to fund flowback equipment purchases. We invested $746 of equity and $5,100 of debt in CP Holdings. The first lien note issued to CP Energy Services Inc. bears interest in cash at the greater of 9.0% or Libor plus 7.0% and interest payment in kind of 9.0% and has a final maturity of August 2, 2018.
On October 11, 2013, we provided $25,000 in preferred equity for the recapitalization of Ajax. After the financing, we received repayment of the $20,008 loan previously outstanding.
On October 11, 2013, we made a secured debt investment of $2,000 in Digital Insight, a provider of digital banking software to financial institutions in the U.S. which allows financial institutions to offer a comprehensive, user friendly platform of products and services through the online and mobile channels.
On October 16, 2013, we made a secured debt investment of $7,000 in Renaissance Learning, Inc. (“Renaissance”), a provider of technology based school improvement and student assessment programs.
On October 22, 2013, we made an investment of $40,791 to purchase 85.05% of the subordinated notes in CIFC Funding 2013-IV, Ltd.
On October 29, 2013, we made a $2,000 follow-on investment in APH to support the peer-to-peer lending initiative. We invested $300 of equity and $1,700 of debt in APH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% and has a final maturity of April 1, 2019. This investment was subsequently contributed to NPH.
On October 29, 2013, we made a secured debt investment of $2,500 in Omnitracs, Inc. (“Omnitracs”), one of the world’s largest providers of satellite and terrestrial-based connectivity and position location solutions to transportation and logistics companies.
On October 30, 2013, we made a secured debt investment of $6,000 in The Petroleum Place, Inc. (“P2”), a provider of enterprise resource planning software focused on the oil & gas industry.
On November 1, 2013, we made a $9,869 follow-on investment in APH to acquire Bexley Apartment Houses, a multi-family residential property located in Marietta, Georgia. We invested $1,669 of equity and $8,200 of debt in APH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% and has a final maturity of April 1, 2019. This investment was subsequently contributed to NPH.

On November 5, 2013, we made a $2,000 follow-on investment in APH to support the peer-to-peer lending initiative. We invested $300 of equity and $1,700 of debt in APH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% and has a final maturity of April 1, 2019. This investment was subsequently contributed to NPH.
On November 8, 2013, we provided $25,950 in preferred equity for the recapitalization of Gulf Coast, a provider of value-added forging solutions to energy and industrial end markets. Through the recapitalization, we acquired a controlling interest in Gulf Coast. After the financing, we received partial repayment of the loan previously outstanding, leaving a balance of $15,000. The senior secured term loan bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of October 12, 2017.
On November 14, 2013, we made an investment of $26,064 to purchase 61.30% of the subordinated notes in Sudbury Mill CLO Ltd.
On November 15, 2013, we made a $45,900 follow-on investment in APH to acquire the Gulf Coast Portfolio, a portfolio of six multi-family residential properties located in Alabama and Florida. We invested $7,400 of equity and $38,500 of debt in APH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% and has a final maturity of April 1, 2019.
On November 19, 2013, we made a $66,188 follow-on investment in APH to acquire the Oxford Portfolio, a portfolio of six multi-family residential properties located in Georgia, Florida, North Carolina and Texas. We invested $11,188 of equity and $55,000 of debt in APH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% and has a final maturity of April 1, 2019. This investment was subsequently contributed to NPH.
On November 20, 2013, we made a secured debt investment of $1,000 in Chromaflo Technologies (“Chromaflo”), a producer of colorants and related specialty chemical products based in Ohio.
On November 25, 2013, we restructured our investment in Freedom Marine Holdings, LLC (“Freedom Marine”), a subsidiary of Energy Solutions. The subordinated secured loan to Jettco Marine Services, LLC (“Jettco”), a subsidiary of Freedom Marine, was replaced with a senior secured note to Vessel Holdings II, LLC, a new subsidiary of Freedom Marine. The $13,000 first lien note issued to Vessel Holdings II, LLC bears interest in cash at 13.0% and has a final maturity of November 25, 2018.
On November 25, 2013, we made a $2,000 follow-on investment in APH to support the peer-to-peer lending initiative. We invested $300 of equity and $1,700 of debt in APH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% and has a final maturity of April 1, 2019. This investment was subsequently contributed to NPH.
On November 25, 2013, we made a $5,000 follow-on investment in AIRMALL to support liquidity needs. The subordinated secured note bears interest in cash at 12.0% and interest payment in kind of 6.0% and has a final maturity of December 31, 2015.
On November 29, 2013, we made a $1,000 follow-on senior secured debt investment in Gulf Coast to fund working capital needs. The senior secured term loan bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of October 12, 2017.
On December 3, 2013, we made a $16,000 senior secured investment in Vessel Holdings III, LLC, a new subsidiary of Freedom Marine, a subsidiary of Energy Solutions. The first lien note bears interest in cash at 13.0% and has a final maturity of December 3, 2018.
On December 4, 2013, we made a $5,000 follow-on investment in APH to support the peer-to-peer lending initiative. We invested $750 of equity and $4,250 of debt in APH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% and has a final maturity of April 1, 2019. This investment was subsequently contributed to NPH.
On December 12, 2013, we made a $22,507 follow-on investment in APH to acquire the Stonemark Portfolio, a portfolio of six multi-family residential properties located in Atlanta, Georgia. We invested $3,707 of equity and $18,800 of debt in APH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% and has a final maturity of April 1, 2019. This investment was subsequently contributed to UPH.

On December 13, 2013, we provided $8,086 in preferred equity for the recapitalization of NMMB. After the restructuring, we received full repayment of $2,800 of the subordinated term loan and partial repayment of $5,286 of the senior term loan previously outstanding.
On December 13, 2013, we purchased an additional $5,000 investment in Therakos, Inc., a developer of technologies for extracorporeal photopheresis treatments. The second lien term loan bears interest in cash at the greater of 11.25% or Libor plus 10.0% and has a final maturity of June 27, 2018.
On December 16, 2013, we made a $1,500 follow-on senior secured debt investment in Gulf Coast to fund working capital needs. The senior secured term loan bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of October 12, 2017.
On December 18, 2013, we made a $5,000 follow-on investment in Spartan to fund capital expenditures across all divisions. The first lien note bears interest in cash at the greater of 10.5% or Libor plus 9.0% and has a final maturity of December 28, 2017.
On December 18, 2013, we made an investment of $39,876 to purchase 90% of the subordinated notes in Cent CLO 20 Limited.
On December 20, 2013, we made a secured debt investment of $9,000 in Harley Marine Services, Inc., a provider of marine transportation services. The second lien term loan bears interest in cash at the greater of 10.5% or Libor plus 9.25% and has a final maturity of December 20, 2019.
On December 23, 2013, we provided $102,400 of senior secured financing, of which $87,400 was funded at closing, for the recapitalization of PrimeSport, Inc., a global live entertainment and event management company. The $43,700 Term Loan A note bears interest in cash at the greater of 7.5% or Libor plus 6.5% and has a final maturity of December 23, 2019. The $43,700 Term Loan B note bears interest in cash at the greater of 11.5% or Libor plus 10.5% and interest payment in kind of 1.0% and has a final maturity of December 23, 2019. The $15,000 senior secured revolver, which was unfunded at closing, bears interest in cash at the greater of 10.0% or Libor plus 9.5% and has a final maturity of June 23, 2014.
On December 26, 2013, we made a $13,641 follow-on investment in CP Holdings to fund the acquisition of additional equipment. We invested $1,741 of equity and $11,900 of debt in CP Holdings. The first lien note issued to CP Energy Services Inc. bears interest in cash at the greater of 9.0% or Libor plus 7.0% and interest payment in kind of 9.0% and has a final maturity of August 2, 2018.
On December 30, 2013, we made a secured debt investment of $40,000 in Crosman Corporation, the world’s leading designer, manufacturer and marketer of airguns, airsoft guns and related category consumables. The second lien term loan originally bore interest in cash at the greater of 11.0% or Libor plus 9.5%. On June 30, 2014, we amended the terms of this investment to the greater of 12.0% or Libor plus 10.5%. The second lien term loan has a final maturity of December 30, 2019.
On December 30, 2013, we made a $10,000 follow-on investment in First Tower to support seasonal demand. We invested $1,500 of equity and $8,500 of debt in First Tower. The first lien term loan bears interest in cash at the greater of 20.0% or Libor plus 18.5% and has a final maturity of June 30, 2022.
On December 30, 2013, we made a $45,000 follow-on investment in Progrexion Holdings, Inc. ("Progrexion") to fund a dividend recapitalization. The senior secured first lien note bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of September 14, 2017.
On December 31, 2013, we made a $10,620 follow-on investment in NPH to acquire Indigo Apartments, a multi-family residential property located in Jacksonville, Florida. We invested $1,820 of equity and $8,800 of debt in NPH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% and has a final maturity of April 1, 2019.
On January 8, 2014, we made a $161,500 follow-on investment in Broder Bros., Co. ("Broder") to support an acquisition. The senior secured term loan bears interest in cash at the greater of 10.25% or Libor plus 9.0% and has a final maturity of April 8, 2019.
On January 17, 2014, we made a $6,565 follow-on investment in APH to acquire the Gulf Coast II Portfolio, a portfolio of two multi-family residential properties located in Alabama and Florida. We invested $1,065 of equity and $5,500 of debt in APH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% and has a final maturity of April 1, 2019.

On January 31, 2014, we made a $4,805 follow-on investment in NPH to acquire Island Club, a multi-family residential property located in Jacksonville, Florida. We invested $805 of equity and $4,000 of debt in NPH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% and has a final maturity of April 1, 2019.
On February 4, 2014, we made a secured debt investment of $25,000 in Ikaria, Inc., a biotherapeutics company focused on developing and commercializing innovative therapies designed to meet the unique and complex medical needs of critically ill patients. The second lien term loan bears interest in cash at the greater of 8.75% or Libor plus 7.75% and has a final maturity of February 12, 2022.
On February 5, 2014, we made an investment of $32,383 to purchase 94.27% of the subordinated notes in ING IM CLO 2014-1, Ltd.
On February 7, 2014, we made an investment of $23,111 to purchase 63.64% of the subordinated notes in Halcyon Loan Advisors Funding 2014-1 Ltd.
On February 11, 2014, we made a $7,000 follow-on investment in InterDent, Inc. ("InterDent") to fund an acquisition. We invested an additional $3,500 in Term Loan A and $3,500 in Term Loan B. The Term Loan A note bears interest in cash at the greater of 7.25% or Libor plus 5.75% and has a final maturity of August 3, 2017. The Term Loan B note bears interest in cash at the greater of 12.25% or Libor plus 9.25% and has a final maturity of August 3, 2017.
On February 11, 2014, we made a secured debt investment of $10,000 in TriMark USA, LLC, a foodservice equipment and supplies distributor and provider of custom kitchen design services. The second lien term loan bears interest in cash at the greater of 10.0% or Libor plus 9.0% and has a final maturity of August 11, 2019.
On February 19, 2014, we provided $17,000 of secured floating rate financing to support the acquisition of Venio LLC (f/k/a LM Keane Acquisition Co.) by Lovell Minnick Partners. Keane provides unclaimed property services to many of the nation’s largest financial institutions including transfer agents, mutual funds, banks, brokerages and insurance companies. The second lien term loan bears interest in cash at the greater of 12.0% or Libor plus 9.5% and has a final maturity of February 19, 2020.
On March 7, 2014, we provided $78,000 of senior secured floating rate debt to support the continued growth of Tolt Solutions, Inc. ("Tolt"), a retail-focused information technology services company, providing customized network architecture solutions, installation, deployment, maintenance, and customer support to retailers nationwide. The $39,000 Term Loan A note bears interest in cash at the greater of 7.0% or Libor plus 6.0% and has a final maturity of March 7, 2019. The $39,000 Term Loan B note bears interest in cash at the greater of 12.0% or Libor plus 11.0% and has a final maturity of March 7, 2019.
On March 12, 2014, we made a secured debt investment of $10,000 in Tectum Holdings, Inc., a manufacturer of aftermarket accessories for the lite-truck market. The second lien term loan originally bore interest in cash at the greater of 10.25% or PRIME plus 7.0%. On April 1, 2014, the interest rate changed to the greater of 9.0% or Libor plus 8.0%. The second lien term loan has a final maturity of March 12, 2019.
On March 18, 2014, we made a $28,250 follow-on investment in LaserShip, Inc., of which $22,250 was funded at closing, to finance an acquisition. The $22,250 Term Loan B note bears interest in cash at the greater of 10.25% or Libor plus 8.25% and has a final maturity of March 18, 2019. We also provided $6,000 of Delayed Draw Term Loan commitment to support future acquisitions. The Delayed Draw Term Loan, which was unfunded at closing, will bear interest in cash at 2.0% and have a final maturity of December 31, 2015.
On March 25, 2014, we made a secured debt investment of $28,500 in Global Employment Solutions, Inc., a provider of contract and permanent placement staffing services, with a strategic focus on the information technology segment. The senior secured term loan bears interest in cash at the greater of 10.0% or Libor plus 9.0% and has a final maturity of March 25, 2019.
On March 28, 2014, we provided $277,500 of secured floating rate debt to support the refinancing of Instant Web, LLC ("IWCO"), a provider of direct marketing solutions to direct marketers for acquisition and loyalty programs in the United States. The $132,500 Term Loan A note bears interest in cash at the greater of 5.5% or Libor plus 4.5% and has a final maturity of March 28, 2019. The $132,500 Term Loan B note bears interest in cash at the greater of 12.0% or Libor plus 11.0% and has a final maturity of March 28, 2019. The $12,500 Term Loan C note bears interest in cash at the greater of 12.75% or Libor plus 11.75% and has a final maturity of March 28, 2019.
On March 31, 2014, we made a secured debt investment of $60,000 in United States Environmental Services, LLC, a provider of industrial, environmental, and maritime services in the Gulf States region. The $24,000 Term Loan A note bears interest in cash at the greater of 6.5% or Libor plus 5.5% and has a final maturity of March 31, 2019. The $36,000 Term Loan B note bears interest in cash at the greater of 11.5% or Libor plus 10.5% and has a final maturity of March 31, 2019.
On March 31, 2014, we provided $153,500 follow-on investment in Progrexion to fund a dividend recapitalization. The senior secured first lien note bears interest in cash at the greater of 10.5% or Libor plus 8.5% and has a final maturity of September 14, 2017.
On March 31, 2014, we invested $246,250 in cash and 2,306,294 unregistered shares of our common stock to support the recapitalization of Harbortouch Payments, LLC (f/k/a United Bank Card, Inc. (d/b/a Harbortouch)), a provider of transaction processing services and point-of-sale equipment used by merchants across the United States. We invested $24,898 of equity and $123,000 of debt in Harbortouch Holdings of Delaware Inc., the newly-formed holding company, and $130,796 of debt in Harbortouch Payments, LLC, the operating company. Through the recapitalization, we acquired a controlling interest in Harbortouch Payments, LLC. After the recapitalization, we received repayment of the $23,894 loan previously outstanding. The $130,796 senior secured term loan issued to the operating company bears interest in cash at the greater of 9.0% or Libor plus 7.0% and has a final maturity of September 30, 2017. The $123,000 senior secured note issued to the holding company bears interest in cash at the greater of 10.0% or Libor plus 8.0% and interest payment in kind of 6.0% and has a final maturity of March 31, 2019.
On March 31, 2014, we provided $78,521 of debt and $14,107 of equity financing to Echelon Aviation LLC (“Echelon”), a newly established portfolio company which provides liquidity alternatives on aviation assets. We are the controlling equity owner of Echelon. The senior term loan bears interest in cash at the greater of 11.75% or Libor plus 9.75% and interest payment in kind of 2.25% and has a final maturity of March 31, 2022.
On April 8, 2014, we provided $59,000 of senior secured financing, of which $54,000 was funded at closing, to support the recapitalization of Ark-La-Tex Wireline Services, LLC and affiliates, a provider of cased hole wireline and related completion-stage services in connection with oil and gas production. The $27,000 Term Loan A note bears interest in cash at the greater of 6.5% or Libor plus 5.5% and has a final maturity of April 8, 2019. The $27,000 Term Loan B note bears interest in cash at the greater of 10.5% or Libor plus 9.5% and has a final maturity of April 8, 2019. We also provided $5,000 of Delayed Draw Term Loan commitment to support future acquisitions. The Delayed Draw Term Loan, which was unfunded at closing, will increase the existing Term Loan A and Term Loan B on a pro rata basis and bear the same terms and conditions as the initial loans.
On April 8, 2014, we refinanced our existing subordinated loan to Pelican Products, Inc., making a new debt investment of $17,500. Concurrent with the refinancing, we received repayment of the $15,000 loan previously outstanding. The second lien term loan bears interest in cash at the greater of 9.25% or Libor plus 8.25% and has a final maturity of April 9, 2021.
On April 11, 2014, we made an investment of $21,685 to purchase 52.87% of the subordinated notes in Washington Mill CLO Ltd.
On April 14, 2014, we made an investment of $38,220 to purchase 78.37% of the subordinated notes in Halcyon Loan Advisors Funding 2014-2 Ltd.
On April 21, 2014, we made an $18,250 follow-on investment in InterDent to fund an acquisition. We invested an additional $9,125 in Term Loan A and $9,125 in Term Loan B. The Term Loan A note bears interest in cash at the greater of 7.25% or Libor plus 5.75% and has a final maturity of August 3, 2017. The Term Loan B note bears interest in cash at the greater of 12.25% or Libor plus 9.25% and has a final maturity of August 3, 2017.
On April 30, 2014, we provided $65,000 of senior secured financing, of which $50,000 was funded at closing, to support the recapitalization of Fleetwash, Inc., a national provider of mobile vehicle fleet and mobile facility cleaning services. The $25,000 Term Loan A note bears interest in cash at the greater of 6.5% or Libor plus 5.5% and has a final maturity of April 30, 2019. The $25,000 Term Loan B note bears interest in cash at the greater of 10.5% or Libor plus 9.5% and has a final maturity of April 30, 2019. We also provided $15,000 of Delayed Draw Term Loan commitment to support future acquisitions. The Delayed Draw Term Loan, which was unfunded at closing, will bear interest in cash at the greater of 9.5% or Libor plus 8.5% and have a final maturity of April 30, 2019.
On May 5, 2014, we invested $48,960 in cash and 1,102,313 unregistered shares of our common stock to support the recapitalization of Arctic Energy Services, LLC, an oil and gas service company based in Glenrock, Wyoming and doing business as Arctic Oilfield Services. Through the recapitalization, we acquired a controlling interest in Arctic Energy Services, LLC. We invested $9,006 of equity in Arctic Oilfield Equipment USA, Inc., the newly-formed holding company, and $51,870 of debt in Arctic Energy Services, LLC, the operating company. The $31,640 senior secured term loan bears interest in cash at the greater of 12.0% or Libor plus 9.0% and has a final maturity of May 5, 2019. The $20,230 senior subordinated term loan bears interest in cash at the greater of 14.0% or Libor plus 11.0% and has a final maturity of May 5, 2019.
On May 6, 2014, we made an investment of $49,250 to purchase 67.47% of the subordinated notes in Symphony CLO XIV Ltd.
On May 15, 2014, we made an investment of $46,360 to purchase 89.08% of the subordinated notes in Cent CLO 21 Limited.
On May 30, 2014, we made an investment of $36,766 to purchase 79.10% of the subordinated notes in Galaxy XVII CLO, Ltd.
On June 30, 2014, we made a $19,800 follow-on investment in Tolt to fund an acquisition. We invested an additional $9,900 in Term Loan A and $9,900 in Term Loan B. The Term Loan A note bears interest in cash at the greater of 7.0% or Libor plus 6.0% and has a final maturity of March 7, 2019. The Term Loan B note bears interest in cash at the greater of 12.0% or Libor plus 11.0% and has a final maturity of March 7, 2019.
On June 30, 2014, we made a secured debt investment of $15,000, of which $12,000 was funded at closing, to support the recapitalization of Wheel Pros, LLC, a designer, marketer, and distributor of branded aftermarket wheels. The senior subordinated secured note bears interest in cash at the greater of 11.0% or Libor plus 7.0% and has a final maturity of June 29, 2020. We also provided $3,000 of Delayed Draw Term Loan commitment to support future acquisitions. The Delayed Draw Term Loan, which was unfunded at closing, bears interest in cash at the greater of 11.0% or Libor plus 7.0% and has a final maturity of December 30, 2015.
In addition to the purchases noted above, during the year ended June 30, 2014, we made 11 follow-on investments in NPH totaling $25,000 to support the peer-to-peer lending initiative. We invested $3,750 of equity and $21,250 of debt in NPH. The senior secured note bears interest in cash at the greater of 6.0% or Libor plus 4.0% and interest payment in kind of 5.5% and has a final maturity of April 1, 2019.
During the year ended June 30, 2014, we received full repayments on twenty-one investments, sold eight investments investments, received several partial prepayments and amortization payments totaling totaling $787,069. The more significant of these transactions are briefly described below.
On July 1, 2013, Pre-Paid Legal Services, Inc. repaid the $5,000 loan receivable to us.
On July 9, 2013, Southern Management Corporation repaid the $17,565 loan receivable to us.
On July 24, 2013, we sold our $2,000 investment in Carolina Beverage and realized a gain of $45 on the sale.
On July 31, 2013, Royal repaid the $28,364 subordinated unsecured loan receivable to us.
On July 31, 2013, Cargo Airport Services USA, LLC repaid the $43,399 loan receivable to us.
On August 1, 2013, Medical Security Card Company, LLC repaid the $13,214 loan receivable to us.
On September 11, 2013, Seaton Corp. repaid the $13,310 loan receivable to us.
On September 30, 2013, we sold our investment in ADAPCO, Inc. for net proceeds of $553, recognizing a realized gain of $413 on the sale.
On October 7, 2013, Evanta Ventures, Inc. repaid the $10,506 loan receivable to us.
On October 15, 2013, we sold our $2,000 investment in Digital Insight and realized a gain of $20 on the sale.
On October 17, 2013, $19,730 of the Apidos CLO VIII subordinated notes were called, and we realized a gain of $1,183 on this investment.
On October 29, 2013, we sold our $2,500 investment in Omnitracs and realized a gain of $25 on the sale.
On October 31, 2013, we sold our $18,755 National Bankruptcy Services, LLC (“NBS”) loan receivable. The loan receivable was sold at a discount and we realized a loss of $7,853.
On November 1, 2013, P2 repaid the $22,000 second lien term loan receivable to us.

On November 4, 2013, we sold our $6,000 secured debt investment in P2 and realized a gain of $60 on the sale.
On November 4, 2013, we sold our $7,000 investment in Renaissance and realized a gain of $140 on the sale.
On November 4, 2013, we sold $2,000 of our $12,500 investment in Photonis and realized a gain of $49 on the sale.
On November 19, 2013, United Bank Card, Inc. (d/b/a Harbortouch) made a partial repayment of $23,942.
On November 22, 2013, we sold our $1,000 investment in Chromaflo and realized a gain of $10 on the sale.
On November 25, 2013, EIG Investors Corp. repaid the $22,000 loan receivable to us.
On December 4, 2013, we sold a $972 participation in our term loans in AIRMALL, equal to 2% of the outstanding principal amount of loans on that date.
On December 18, 2013, Naylor, LLC repaid the $45,563 loan receivable to us.
On December 30, 2013, Energy Solutions repaid the $4,250 junior secured note receivable to us.
On March 20, 2014, New Star Metals, Inc. repaid the $50,534 loan receivable to us.
On March 26, 2014, Material Handling Services, LLC repaid the $64,547 loan receivable to us.
On March 31, 2014, we sold $10,000 of our $277,500 investment in IWCO. There was no gain or loss realized on the sale.
On May 1, 2014, Totes repaid the $53,000 loan receivable to us.
On May 9, 2014, Hoffmaster Group, Inc. repaid the $21,000 loan receivable to us.
On June 2, 2014, Skillsoft Public Limited Company repaid the $15,000 loan receivable to us.
On June 4, 2014, CRT MIDCO, LLC repaid $14,000 of the $61,504 loan receivable to us.
In addition to the sales noted above, during the year ended June 30, 2014, we sold $21,250 of our investment in ICON Health & Fitness, Inc. ("ICON") and realized losses of $1,669 on the sales.
The following table provides a summary of our investment activity for each quarter within the three years ended June 30, 2014:

Quarter Ended	Acquisitions(1)	Dispositions(2)
September 30, 2011	$222,575	$46,055
December 31, 2011	154,697	120,206
March 31, 2012	170,073	188,399
June 30, 2012	573,314	146,292

September 30, 2012	747,937	158,123
December 31, 2012	772,125	349,269
March 31, 2013	784,395	102,527
June 30, 2013	798,760	321,615

September 30, 2013	556,843	164,167
December 31, 2013	608,153	255,238
March 31, 2014	1,343,356	198,047
June 30, 2014	444,104	169,617

(1)	Includes investments in new portfolio companies, follow-on investments in existing portfolio companies, refinancings and PIK interest.

(2)	Includes sales, scheduled principal payments, prepayments and refinancings.

During the three months ended June 30, 2014, we restructured our investment in several of our controlled portfolio companies to replace holding company debt with debt of the associated operating company. These transactions are briefly described below.
$19,993 of debt that was previously held at AMU Holdings Inc. was assumed by Airmall Inc.
$167,162 of debt that was previously held at APH Property Holdings, LLC was assumed by American Property REIT Corp.
$8,216 of debt that was previously held at CCPI Holdings Inc. was assumed by CCPI Inc. and $2 of holding company equity was converted into additional debt investment in the operating company.
$75,733 of debt that was previously held at CP Energy Services Inc. and $22,500 of debt that was previously held at CP Well Testing Holding Company LLC was assumed by CP Well Testing, LLC.
$36,333 of debt that was previously held at Credit Central Holdings of Delaware, LLC was assumed by Credit Central Loan Company, LLC and the remaining $3,874 of holding company debt was converted into additional equity investment in the holding company.
$251,246 of debt that was previously held at First Tower Holdings of Delaware LLC was assumed by First Tower, LLC and the remaining $23,712 of holding company debt was converted into additional equity investment in the holding company.
$123,000 of debt that was previously held at Harbortouch Holdings of Delaware Inc. was assumed by Harbortouch Payments, LLC and $14,226 of holding company equity was converted into additional debt investment in the operating company.
$15,769 of debt that was previously held at MITY Holdings of Delaware Inc. was assumed by MITY, Inc. and the remaining $7,200 of holding company debt was converted into additional equity investment in the holding company.
$14,820 of debt that was previously held at Nationwide Acceptance Holdings LLC was assumed by Nationwide Acceptance LLC and the remaining $9,888 of holding company debt was converted into additional equity investment in the holding company.
$104,460 of debt that was previously held at NPH Property Holdings, LLC was assumed by National Property REIT Corp.
$19,027 of debt that was previously held at UPH Property Holdings, LLC was assumed by United Property REIT Corp.
$20,471 of debt that was previously held at Valley Electric Holdings I, Inc. was assumed by Valley Electric Company, Inc. and the remaining $16,754 of holding company debt was converted into additional equity investment in the holding company.

Investment Valuation
In determining the fair value of our portfolio investments at June 30, 2014, the Audit Committee considered valuations from the independent valuation firms and from management having an aggregate range of $6,041,155 to $6,421,204, excluding money market investments.
In determining the range of value for debt instruments except CLOs, management and the independent valuation firm generally estimate corporate and security credit ratings and identify corresponding yields to maturity for each loan from relevant market data. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, to determine range of value. For non-traded equity investments, the enterprise value was determined by applying EBITDA multiples for similar guideline public companies and/or similar recent investment transactions. For stressed equity investments, a liquidation analysis was prepared.
In determining the range of value for our investments in CLOs, management and the independent valuation firm used a discounted cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each CLO security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for such security. A waterfall engine is used to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, and distribute the cash flows to the liability structure based on the payment priorities, and discount them back using proper discount rates.
The Board of Directors looked at several factors in determining where within the range to value the asset including: recent operating and financial trends for the asset, independent ratings obtained from third parties, comparable multiples for recent sales of companies within the industry and discounted cash flow models for our investments in CLOs. The composite of all these analyses, applied to each investment, was a total valuation of $6,253,739, excluding money market investments.
Our portfolio companies are generally lower middle market companies, outside of the financial sector, with less than $150,000 of annual EBITDA. We believe our market has experienced less volatility than others because we believe there are more buy and hold investors who own these less liquid investments.
Control investments offer increased risk and reward over straight debt investments. Operating results and changes in market multiples can result in dramatic changes in values from quarter to quarter. Significant downturns in operations can further result in our looking to recoveries on sales of assets rather than the enterprise value of the investment. Transactions between our controlled investments and us have been detailed in Note 14 to the accompanying consolidated financial statements. Several control investments in our portfolio are under enhanced scrutiny by our senior management and our Board of Directors and are discussed below.
AMU Holdings Inc.
AIRMALL is a leading developer and manager of airport retail operations. AIRMALL has developed and presently manages all or substantially all of the retail operations and food and beverage concessions at Baltimore/Washington International Thurgood Marshall Airport (BWI), Boston Logan International Airport (BOS), Cleveland Hopkins International Airport (CLE) and Pittsburgh International Airport (PIT). AIRMALL does so pursuant to long-term, infrastructure-like contracts with the respective municipal agencies that own and operate the airports.
On July 30, 2010, we invested $52,420 of combined debt and equity as follows: $30,000 senior term loan, $12,500 senior subordinated note and $9,920 preferred equity. During the six months ended December 31, 2013, we provided an additional $7,600 of subordinated secured financing to AIRMALL. On December 4, 2013, we sold a $972 participation in our term loans in AIRMALL, equal to 2% of the outstanding principal amount of loans on that date. As of June 30, 2014, we own 98% of AIRMALL’s equity securities. AIRMALL’s financial performance has been consistent since the acquisition and we continue to monitor the medium to long-term growth prospects for the company.
During the three months ended June 30, 2014, $19,993 of debt that was previously held at AMU Holdings Inc. was assumed by Airmall Inc.
During the year ended June 30, 2014, we received distributions of $12,000 from AIRMALL which were recorded as dividend income. No dividends were received from AIRMALL during the year ended June 30, 2013. Primarily as a result of the distribution of earnings during the year ended June 30, 2014, the Board of Directors decreased the fair value of our investment in AIRMALL to $45,284 as of June 30, 2014, a discount of $12,216 from its amortized cost, compared to the $3,478 unrealized appreciation recorded at June 30, 2013.
APH Property Holdings, LLC
APH is a holding company that owns 100% of the common stock of American Property REIT Corp. (“APRC”). APRC is a Maryland corporation and a qualified REIT for federal income tax purposes. APRC was formed to acquire, operate, finance, lease, manage and sell a portfolio of real estate assets. As of June 30, 2014, we own 100% of the fully-diluted common equity of APH.
During the year ended June 30, 2013, we provided $125,892 and $26,648 of debt and equity financing, respectively, to APH for the acquisition of various real estate properties. During the year ended June 30, 2014, we provided $135,350 and $28,397 of debt and equity financing, respectively, to APH for the acquisition of certain properties. In December 2013, APRC, a wholly-owned subsidiary of APH, distributed its investments in fourteen properties: eight to National Property REIT Corp. (“NPRC”); and six to United Property REIT Corp. (“UPRC”), two newly formed REIT holding companies which are discussed below. The investments transferred consisted of $98,164 and $20,022 of debt and equity financing, respectively. The eight investments transferred to NPRC from APRC consisted of $79,309 and $16,315 of debt and equity financing, respectively. The six investments transferred to UPRC from APRC consisted of $18,855 and $3,707 of debt and equity financing, respectively. There was no gain or loss realized on these transactions.

As of June 30, 2014, APRC’s real estate portfolio was comprised of fourteen multi-family properties and one commercial property. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties:

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Abbington Pointe	Marietta, GA	12/28/2012	$23,500	$15,275
2	Amberly Place	Tampa, FL	1/17/2013	63,400	39,600
3	Lofton Place	Tampa, FL	4/30/2013	26,000	16,965
4	Vista at Palma Sola	Bradenton, FL	4/30/2013	27,000	17,550
5	Arlington Park	Marietta, GA	5/8/2013	14,850	9,650
6	The Resort	Pembroke Pines, FL	6/24/2013	225,000	157,500
7	Cordova Regency	Pensacola, FL	11/15/2013	13,750	9,026
8	Crestview at Oakleigh	Pensacola, FL	11/15/2013	17,500	11,488
9	Inverness Lakes	Mobile, AL	11/15/2013	29,600	19,400
10	Kings Mill Apartments	Pensacola, FL	11/15/2013	20,750	13,622
11	Plantations at Pine Lake	Tallahassee, FL	11/15/2013	18,000	11,817
12	Verandas at Rocky Ridge	Birmingham, AL	11/15/2013	15,600	10,205
13	Crestview at Cordova	Pensacola, FL	1/17/2014	8,500	5,072
14	Plantations at Hillcrest	Mobile, AL	1/17/2014	6,930	5,094
15	Taco Bell, OK	Yukon, OK	6/4/2014	1,719	—
				$512,099	$342,264
During the three months ended June 30, 2014, $167,162 of debt that was previously held at APH Property Holdings, LLC was assumed by American Property REIT Corp.
The Board of Directors set the fair value of our investment in APH at $206,159 as of June 30, 2014, a premium of $3,392 from its amortized cost, compared to being valued at cost at June 30, 2013.
ARRM Holdings Inc.
Ajax Rolled Ring & Machine, Inc. ("Ajax") forges large seamless steel rings on two forging mills in Ajax’s York, South Carolina facility. The rings are used in a range of industrial applications, including in construction equipment and power turbines. Ajax also provides machining and other ancillary services.
On April 4, 2008, we acquired a controlling equity interest in ARRM Holdings Inc. ("ARRM"), which owns 100% of Ajax, the operating company. We funded $22,000 of senior secured term debt, $11,500 of subordinated term debt and $6,300 of equity as of that closing. During the fiscal year ended June 30, 2010, we funded an additional $3,530 of secured subordinated debt to refinance a third-party revolver provider and provide working capital. Ajax repaid $3,461 of this secured subordinated debt during the quarter ended September 30, 2010. During the quarter ended December 31, 2012, we funded an additional $3,600 of unsecured debt to refinance first lien debt held by Wells Fargo.
On April 1, 2013, we refinanced our existing $38,472 senior loans to Ajax, increasing the size of our debt investment to $38,537. Concurrent with the refinancing, we received repayment of the $18,635 loans that were previously outstanding. On October 11, 2013, we provided $25,000 in preferred equity for the recapitalization of Ajax. After the financing, we received repayment of the $20,008 subordinated unsecured loan previously outstanding. As of June 30, 2014, we control 79.53% of the fully-diluted common and preferred equity.
Due to soft operating results, the Board of Directors decreased the fair value of our investment in ARRM to $25,536 as of June 30, 2014, a discount of $21,014 from its amortized cost, compared to the $6,057 unrealized depreciation recorded at June 30, 2013.
Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings, Inc.)
Energy Solutions owns interests in companies operating in the energy sector. These include a company operating offshore supply vessels and ownership of a non-operating biomass plant and several coal mines. Energy Solutions subsidiaries formerly owned interests in a gas gathering and processing system in east Texas.

In December 2011, we completed a reorganization of Gas Solutions Holdings, Inc. renaming the company Energy Solutions and transferring ownership of other operating companies owned by us and operating within the energy industry with the intent of strategically expanding Energy Solutions operations across energy sectors. As part of the reorganization, we transferred our equity interests in Change Clean Energy Holdings, Inc. (“CCEHI”), Change Clean Energy, Inc. (“CCEI”), Freedom Marine and Yatesville Coal Holdings, Inc. (“Yatesville”) to Energy Solutions. On December 28, 2011, we made a follow-on investment of $4,750 to support the acquisition of a new vessel by Vessel Holdings LLC, a subsidiary of Freedom Marine.
On January 4, 2012, Energy Solutions sold its gas gathering and processing assets (“Gas Solutions”) for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that may be paid based on the future performance of Gas Solutions. Through June 30, 2014, we have not accrued income for any portion of the $28,000 potential payment. After expenses, including structuring fees of $9,966 paid to us, Energy Solutions received $158,687 in cash. The sale of Gas Solutions by Energy Solutions resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us were required to be recognized as dividend income, in accordance with ASC 946, as cash distributions were received from Energy Solutions, to the extent there are current year earnings and profits sufficient to support such recognition. During the year ended June 30, 2013, we received distributions of $53,820 from Energy Solutions which were recorded as dividend income. No such dividends were received during the year ended June 30, 2014.
During the year ended June 30, 2014, Energy Solutions repaid the remaining $8,500 of our subordinated secured debt to the company. In addition to the repayment of principal, we received $4,812 of make-whole fees for early repayment of the outstanding loan receivables, which was recorded as additional interest income during the year ended June 30, 2014.
On November 25, 2013, we provided $13,000 in senior secured debt financing for the recapitalization of our investment in Freedom Marine. The subordinated secured loan to Jettco was replaced with a senior secured note to Vessel Holdings II, LLC ("Vessel Holdings II"), a new subsidiary of Freedom Marine. On December 3, 2013, we made a $16,000 senior secured investment in Vessel Holdings III, LLC, another new subsidiary of Freedom Marine, to support the acquisition of two new vessels. We received $2,480 of structuring fees from Energy Solutions related to the transaction which was recognized as other income during the year ended June 30, 2014. As of June 30, 2014, our loan to Vessel Holdings II, previously on non-accrual status, was accruing income due to improved operating results.
In determining the value of Energy Solutions, we have utilized two valuation techniques to determine the value of the investment: a current value method for the cash balances of Energy Solutions and a liquidation analysis for our interests in CCEHI, CCEI, Freedom Marine and Yatesville. The Board of Directors set the fair value of our investment in Energy Solutions, including the underlying portfolio companies affected by the reorganization, at $32,004 as of June 30, 2014, a discount of $9,742 from its amortized cost, compared to the $7,574 unrealized depreciation recorded at June 30, 2013.
First Tower Holdings of Delaware, LLC
First Tower is a multiline specialty finance company based in Flowood, Mississippi with over 170 branch offices.
On June 15, 2012, we acquired 80.1% of First Tower, LLC businesses for $110,200 in cash and 14,518,207 unregistered shares of our common stock. Based on our share price of $11.06 at the time of issuance, we acquired our 80.1% interest in First Tower for approximately $270,771. As consideration for our investment, First Tower Delaware, which is 100% owned by us, recorded a secured revolving credit facility to us of $244,760 and equity of $43,193. First Tower Delaware owns 80.1% of First Tower Holdings LLC, the holding company of First Tower. The assets of First Tower acquired include, among other things, the subsidiaries owned by First Tower, which hold finance receivables, leaseholds, and tangible property associated with First Tower’s businesses. As part of the transaction, we received $4,038 and $4,038 in structuring fee income from First Tower and First Tower Delaware, respectively. On October 18, 2012, we funded an additional $20,000 of senior secured debt to support seasonally high demand during the holiday season. On December 30, 2013, we funded an additional $10,000 to again support seasonal demand and received $8,000 of structuring fees related to the renegotiation and expansion of First Tower’s revolver with a third party which was recognized as other income. As of June 30, 2014, First Tower had total assets of approximately $597,995 including $385,875 of finance receivables net of unearned charges. As of June 30, 2014, First Tower’s total debt outstanding to parties senior to us was $250,965.
During the three months ended June 30, 2014, $251,246 of debt that was previously held at First Tower Holdings of Delaware LLC was assumed by First Tower, LLC and the remaining $23,712 of holding company debt was converted into additional equity investment.

Due to improved operating results, the Board of Directors increased the fair value of our investment in First Tower to $326,785 as of June 30, 2014, a premium of $7,134 from its amortized cost, compared to the $9,869 unrealized depreciation recorded at June 30, 2013.
NPH Property Holdings, LLC
NPH is a holding company that owns 100% of the common stock of National Property REIT Corp. (“NPRC”) and 100% of the membership units of NPH Property Holdings II, LLC (“NPH II”). NPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. NPRC was formed to acquire, operate, finance, lease, manage and sell a portfolio of real estate assets. NPH II is a Delaware single member limited liability company structured to enable NPRC to invest in peer-to-peer consumer loans. As of June 30, 2014, we own 100% of the fully-diluted common equity of NPH.
The eight investments transferred to NPRC from APRC consisted of $79,309 and $16,315 of debt and equity financing, respectively. There was no gain or loss realized on these transactions. During the year ended June 30, 2014, we provided $24,700 and $4,725 of debt and equity financing, respectively, to NPH for the acquisition of certain properties and to invest in peer-to-peer consumer loans.
As of June 30, 2014, NPRC’s real estate portfolio was comprised of nine multi-family properties and one commercial property. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties:

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	146 Forest Parkway	Forest Park, GA	10/24/2012	$7,400	$—
2	Bexley	Marietta, GA	11/1/2013	30,600	22,497
3	St. Marin	Coppell, TX	11/19/2013	73,078	53,863
4	Mission Gate	Plano, TX	11/19/2013	47,621	36,148
5	Vinings Corner	Smyrna, GA	11/19/2013	35,691	26,640
6	Central Park	Altamonte Springs, FL	11/19/2013	36,590	27,471
7	City West	Orlando, FL	11/19/2013	23,562	18,533
8	Matthews Reserve	Matthews, NC	11/19/2013	22,063	17,571
9	Indigo	Jacksonville, FL	12/31/2013	38,000	28,500
10	Island Club	Atlantic Beach, FL	1/31/2014	13,025	9,118
				$327,630	$240,341
During the three months ended June 30, 2014, $104,460 of debt that was previously held at NPH Property Holdings, LLC was assumed by National Property REIT Corp.
The Board of Directors set the fair value of our investment in NPH at $124,511 as of June 30, 2014, a discount of $2,088 from its amortized cost.
UPH Property Holdings, LLC
UPH is a holding company that owns 100% of the common stock of United Property REIT Corp. (“UPRC”). UPRC is a Delaware limited liability company and a qualified REIT for federal income tax purposes. UPRC was formed to acquire, operate, finance, lease, manage and sell a portfolio of real estate assets. As of June 30, 2014, we own 100% of the fully-diluted common equity of UPH.
The six investments transferred to UPRC from APRC consisted of $18,855 and $3,707 of debt and equity financing, respectively. There was no gain or loss realized on these transactions. During the year ended June 30, 2014, we provided $1,405 of equity financing to UPH for the acquisition of certain properties.
As of June 30, 2014, UPRC’s real estate portfolio was comprised of six multi-family properties and one commercial property. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties:

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Eastwood Village	Stockbridge, GA	12/12/2013	$25,957	$19,785
2	Monterey Village	Jonesboro, GA	12/12/2013	11,501	9,193
3	Hidden Creek	Morrow, GA	12/12/2013	5,098	3,619
4	Meadow Springs	College Park, GA	12/12/2013	13,116	10,180
5	Meadow View	College Park, GA	12/12/2013	14,354	11,141
6	Peachtree Landing	Fairburn, GA	12/12/2013	17,224	13,575
7	Taco Bell, MO	Marshall, MO	6/4/2014	1,405	—
				$88,655	$67,493
During the three months ended June 30, 2014, $19,027 of debt that was previously held at UPH Property Holdings, LLC was assumed by United Property REIT Corp.
The Board of Directors set the fair value of our investment in UPH at $24,566 as of June 30, 2014, a premium of $426 from its amortized cost.
Valley Electric Holdings I, Inc.
Valley Electric is a leading provider of specialty electrical services in the state of Washington and is among the top 50 electrical contractors in the U.S. The company, with its headquarters in Everett, Washington, offers a comprehensive array of contracting services, primarily for commercial, industrial, and transportation infrastructure applications, including new installation, engineering and design, design-build, traffic lighting and signalization, low to medium voltage power distribution, construction management, energy management and control systems, 24-hour electrical maintenance and testing, as well as special projects and tenant improvement services. Valley Electric was founded in 1982 by the Ward family, who held the company until the end of 2012.
On December 31, 2012, Valley Electric Holdings II, Inc., a wholly-owned subsidiary of Valley Electric Holdings I, Inc., and management acquired 100% of the outstanding shares of Valley Electric Company of Mount Vernon, Inc. We funded the recapitalization of Valley Electric with $42,572 of debt and $9,526 of equity financing. Through the recapitalization, we acquired a controlling interest in Valley Electric for $7,449 in cash and 4,141,547 unregistered shares of our common stock. As of June 30, 2014, we control 96.3% of the common equity.
During the three months ended June 30, 2014, $20,471 of debt that was previously held at Valley Electric Holdings I, Inc. was assumed by Valley Electric Company, Inc. and the remaining $16,754 of holding company debt was converted into additional equity investment.
Due to soft operating results, the Board of Directors decreased the fair value of our investment in Valley Electric to $33,556 as of June 30, 2014, a discount of $23,304 from its amortized cost, compared to being valued at cost at June 30, 2013.
Wolf Energy Holdings Inc.
Wolf is a holding company formed to hold 100% of the outstanding membership interests of each of Coalbed and AEH. The membership interests of Coalbed and AEH, which were previously owned by Manx, were assigned to Wolf Energy Holdings effective June 30, 2012. The purpose of assignment was to remove those activities from Manx deemed non-core by the Manx convertible debt investors who were not interested in funding those operations. In addition, effective June 29, 2012 C&J Cladding Holding Company, Inc. (“C&J Holdings”) merged with and into Wolf Energy Holdings, with Wolf Energy Holdings as the surviving entity. At the time of the merger, C&J Holdings held the remaining undistributed proceeds from the sale of its membership interests in C&J Cladding, LLC. The merger was effectuated in connection with the broader simplification of our energy investment holdings.
On April 15, 2013, assets previously held by H&M Oil & Gas, LLC ("H&M") were assigned to Wolf Energy, LLC ("Wolf Energy") in exchange for a $66,000 term loan secured by the assets. Our cost basis in this loan of $44,632 was determined in accordance with ASC 310-40, Troubled Debt Restructurings by Creditors, and is equal to the fair value of assets at the time of transfer and we recorded a realized loss of $19,647 in connection with the foreclosure on the assets. On May 17, 2013, Wolf Energy sold certain of the assets that had been previously held by H&M that were located in Martin County to Hibernia for $66,000. Proceeds from the sale were primarily used to repay the loan and net profits interest receivable due to us and we recognized as a realized gain of $11,826 partially offsetting the previously recorded loss. We received $3,960 of structuring and advisory fees from Wolf Energy during the year ended June 30, 2013 related to the sale and $991 under the net profits interest agreement which was recognized as other income during the fiscal year ended June 30, 2013.
The Board of Directors set the fair value of our investment in Wolf Energy Holdings at $3,599 as of June 30, 2014, a discount of $4,442 from its amortized cost, compared to the $3,091 unrealized depreciation recorded at June 30, 2013.
Equity positions in the portfolio are susceptible to potentially significant changes in value, both increases as well as decreases, due to changes in operating results. Seven of our controlled companies, AIRMALL, Ajax, CP Energy, First Tower, Gulf Coast, Harbortouch and Valley Electric, experienced such volatility and experienced fluctuations in valuations during the year ended June 30, 2014. See above for discussion regarding the fluctations in AIRMALL, Ajax, First Tower, and Valley Electric. The value of Gulf Coast decreased to $14,459 as of June 30, 2014, a discount of $28,991 to its amortized cost, compared to the $9,241 unrealized depreciation recorded at June 30, 2013 due to a decline in operating results. The value of Harbortouch increased to $291,314 as of June 30, 2014, a premium of $12,620 to its amortized cost. The value of CP Energy increased to $130,119 as of June 30, 2014, a premium of $16,618 to its amortized cost. Eight of the other controlled investments have been valued at discounts to the original investment. Nine of the other control investments are valued at the original investment amounts or higher. Overall, at June 30, 2014, control investments are valued at $78,788 below their amortized cost.
We hold one affiliate investment at June 30, 2014. Our affiliate portfolio company did not experience a significant change in valuation during the year ended June 30, 2014.
With the non-control/non-affiliate investments, generally, there is less volatility related to our total investments because our equity positions tend to be smaller than with our control/affiliate investments, and debt investments are generally not as susceptible to large swings in value as equity investments. For debt investments, the fair value is generally limited on the high side to each loan’s par value, plus any prepayment premia that could be imposed. Many of the debt investments in this category have not experienced a significant change in value, as they were previously valued at or near par value. Non-control/non-affiliate investments did not experience significant changes in valuation and are generally performing as expected or better than expected. Two of our Non-control/non-affiliate investments, Stryker Energy, LLC (“Stryker”) and Wind River Resources Corporation (“Wind River”), are valued at a discount to amortized cost due to a decline in the operating results of the operating companies from those originally underwritten. In June 2014, New Century Transportation, Inc. ("NCT") filed for bankruptcy. As we hold a second lien position and do not expect liquidation proceeds to exceed the first lien liability, we decreased the fair value of our debt investment to zero. Overall, at June 30, 2014, other non-control/non-affiliate investments are valued at $52,073 above their amortized cost, excluding our investments in NCT, Stryker and Wind River, as the remaining companies are generally performing as or better than expected.
Capitalization
Our investment activities are capital intensive and the availability and cost of capital is a critical component of our business. We capitalize our business with a combination of debt and equity. Our debt as of June 30, 2014 consists of: a Revolving Credit Facility availing us of the ability to borrow debt subject to borrowing base determinations; Convertible Notes which we issued in December 2010, February 2011, April 2012, August 2012, December 2012 and April 2014; Public Notes which we issued in May 2012, March 2013 and April 2014; and Prospect Capital InterNotes® which we may issue from time to time. Our equity capital is comprised entirely of common equity. The following table shows the Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® maximum draw amounts and outstanding borrowings as of June 30, 2014 and June 30, 2013:

	June 30, 2014		June 30, 2013
	Maximum Draw Amount	Amount Outstanding	Maximum Draw Amount	Amount Outstanding
Revolving Credit Facility	$857,500	$92,000	$552,500	$124,000
Convertible Notes	1,247,500	1,247,500	847,500	847,500
Public Notes	647,881	647,881	347,725	347,725
Prospect Capital InterNotes®	785,670	785,670	363,777	363,777
Total	$3,538,551	$2,773,051	$2,111,502	$1,683,002

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2014:

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$92,000	$—	$92,000	$—	$—
Convertible Notes	1,247,500	—	317,500	530,000	400,000
Public Notes	647,881	—	—	—	647,881
Prospect Capital InterNotes®	785,670	—	8,859	261,456	515,355
Total Contractual Obligations	$2,773,051	$—	$418,359	$791,456	$1,563,236
The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2013:

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$124,000	$—	$—	$124,000	$—
Convertible Notes	847,500	—	150,000	297,500	400,000
Public Notes	347,725	—	—	—	347,725
Prospect Capital InterNotes®	363,777	—	—	—	363,777
Total Contractual Obligations	$1,683,002	$—	$150,000	$421,500	$1,111,502
We have and expect to continue to fund a portion of our cash needs through borrowings from banks, issuances of senior securities, including secured, unsecured and convertible debt securities, or issuances of common equity. For flexibility, we maintain a universal shelf registration statement that allows for the public offering and sale of our debt securities, common stock, preferred stock, subscription rights, and warrants and units to purchase such securities in an amount up to $5,000,000 less issuances to date. As of June 30, 2014, we can issue up to $3,691,792 of additional debt and equity securities in the public market under this shelf registration. We may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.
Each of our Unsecured Notes are our general, unsecured obligations and rank equal in right of payment with all of our existing and future unsecured indebtedness and senior in right of payment to any of our subordinated indebtedness. As a result, the Unsecured Notes are effectively subordinated to our existing secured indebtedness, such as our credit facility, and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of any of our subsidiaries.
Revolving Credit Facility
On March 27, 2012, we closed on an expanded five-year $650,000 revolving credit facility with a syndicate of lenders through PCF (the “2012 Facility”). The lenders have extended commitments of $857,500 under the 2012 Facility as of June 30, 2014, which was increased to $877,500 in July 2014 (see "Recent Developments"). The 2012 Facility includes an accordion feature which allows commitments to be increased up to $1,000,000 in the aggregate. The revolving period of the 2012 Facility extends through March 2015, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such two year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two year amortization period, the remaining balance will become due, if required by the lenders.
The 2012 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2012 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2012 Facility. The 2012 Facility also requires the maintenance of a minimum liquidity requirement. As of June 30, 2014, we were in compliance with the applicable covenants.

Interest on borrowings under the 2012 Facility is one-month Libor plus 275 basis points with no minimum Libor floor. Additionally, the lenders charge a fee on the unused portion of the 2012 Facility equal to either 50 basis points, if at least half of the credit facility is drawn, or 100 basis points otherwise. The 2012 Facility requires us to pledge assets as collateral in order to borrow under the credit facility. As of June 30, 2014 and June 30, 2013, we had $780,620 and $473,508, respectively, available to us for borrowing under the 2012 Facility, of which the amount outstanding was $92,000 and $124,000, respectively. As additional eligible investments are transferred to PCF and pledged under the 2012 Facility, PCF will generate additional availability up to the current commitment amount of $877,500. At June 30, 2014, the investments used as collateral for the 2012 Facility had an aggregate fair value of $1,535,476, which represents 24.1% of our total investments and money market funds. These assets are held and owned by PCF, a bankruptcy remote special purpose entity, and as such, these investments are not available to our general creditors. The release of any assets from PCF requires the approval of the facility agent.
In connection with the origination and amendments of the 2012 Facility, we incurred $14,154 of fees, including $1,319 of fees carried over from the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $4,883 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of June 30, 2014.
During the years ended June 30, 2014, 2013 and 2012, we recorded $12,216, $9,082 and $14,883, respectively, of interest costs, unused fees and amortization of financing costs on the 2012 Facility as interest expense.
Convertible Notes
On December 21, 2010, we issued $150,000 aggregate principal amount of convertible notes that mature on December 15, 2015 (the “2015 Notes”), unless previously converted or repurchased in accordance with their terms. The 2015 Notes bear interest at a rate of 6.25% per year, payable semi-annually on June 15 and December 15 of each year, beginning June 15, 2011. Total proceeds from the issuance of the 2015 Notes, net of underwriting discounts and offering costs, were $145,200.
On February 18, 2011, we issued $172,500 aggregate principal amount of convertible notes that mature on August 15, 2016 (the “2016 Notes”), unless previously converted or repurchased in accordance with their terms. The 2016 Notes bear interest at a rate of 5.50% per year, payable semi-annually on February 15 and August 15 of each year, beginning August 15, 2011. Total proceeds from the issuance of the 2016 Notes, net of underwriting discounts and offering costs, were $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 of the 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012.
On April 16, 2012, we issued $130,000 aggregate principal amount of convertible notes that mature on October 15, 2017 (the “2017 Notes”), unless previously converted or repurchased in accordance with their terms. The 2017 Notes bear interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126,035.
On August 14, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on March 15, 2018 (the “2018 Notes”), unless previously converted or repurchased in accordance with their terms. The 2018 Notes bear interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193,600.
On December 21, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on January 15, 2019 (the “2019 Notes”), unless previously converted or repurchased in accordance with their terms. The 2019 Notes bear interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193,600.
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500.

Certain key terms related to the convertible features for the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes and the 2020 Notes (collectively, the “Convertible Notes”) are listed below.

	2015 Notes	2016 Notes	2017 Notes	2018 Notes	2019 Notes	2020 Notes
Initial conversion rate(1)	88.0902	78.3699	85.8442	82.3451	79.7766	80.6647
Initial conversion price	$11.35	$12.76	$11.65	$12.14	$12.54	$12.40
Conversion rate at June 30, 2014(1)(2)	89.0157	79.3176	86.9426	82.8631	79.7865	80.6647
Conversion price at June 30, 2014(2)(3)	$11.23	$12.61	$11.50	$12.07	$12.53	$12.40
Last conversion price calculation date	12/21/2013	2/18/2014	4/16/2014	8/14/2013	12/21/2013	4/11/2014
Dividend threshold amount (per share)(4)	$0.101125	$0.101150	$0.101500	$0.101600	$0.110025	$0.110525

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at June 30, 2014 was calculated on the last anniversary of the issuance and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

(4)	The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment.
In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1 principal amount of the 2015 Notes (the “conversion rate cap”), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the “Guidance”) permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.
Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.
Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.
In connection with the issuance of the Convertible Notes, we incurred $39,558 of fees which are being amortized over the terms of the notes, of which $27,824 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of June 30, 2014.
During the years ended June 30, 2014, 2013 and 2012, we recorded $58,042, $45,880 and $22,197, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense.

Public Notes
On May 1, 2012, we issued $100,000 aggregate principal amount of unsecured notes that mature on November 15, 2022 (the “2022 Notes”). The 2022 Notes bear interest at a rate of 6.95% per year, payable quarterly on February 15, May 15, August 15 and November 15 of each year, beginning August 15, 2012. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were $97,000.
On March 15, 2013, we issued $250,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “2023 Notes”). The 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the 2023 Notes, net of underwriting discounts and offering costs, were $245,885.
On April 7, 2014, we issued $300,000 aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $250,775.
The 2022 Notes, the 2023 Notes and the 5.00% 2019 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.
In connection with the issuance of the Public Notes, we incurred $11,358 of fees which are being amortized over the term of the notes, of which $10,297 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of June 30, 2014.
During the years ended June 30, 2014, 2013 and 2012, we recorded $25,988, $11,672 and $1,178, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense.
Prospect Capital InterNotes®
On February 16, 2012, we entered into a Selling Agent Agreement (the “Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”), which was increased to $1,500,000 in May 2014. Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured obligations and rank equally with all of our unsecured indebtedness outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.
During the year ended June 30, 2014, we issued $473,762 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $465,314. These notes were issued with stated interest rates ranging from 3.75% to 6.75% with a weighted average interest rate of 5.12%. These notes mature between October 15, 2016 and October 15, 2043. Below is a summary of the Prospect Capital InterNotes® issued during the year ended June 30, 2014:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,149	4.00%	4.00%	April 15, 2017
4	45,751	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	217,915	4.25%–5.00%	4.91%	July 15, 2018 – August 15, 2019
5.5	43,820	4.75%–5.00%	4.77%	February 15, 2019 – August 15, 2019
6.5	1,800	5.50%	5.50%	February 15, 2020
7	62,409	5.25%–5.75%	5.44%	July 15, 2020 – May 15, 2021
7.5	1,996	5.75%	5.75%	February 15, 2021
10	23,850	5.75%–6.50%	5.91%	January 15, 2024 – May 15, 2024
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	2,495	6.00%	6.00%	August 15, 2028 – November 15, 2028
18	4,062	6.00%–6.25%	6.21%	July 15, 2031 – August 15, 2031
20	2,791	6.00%	6.00%	September 15, 2033 – October 15, 2033
25	34,886	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	20,150	6.50%–6.75%	6.60%	July 15, 2043 – October 15, 2043
	$473,762
During the year ended June 30, 2013, we issued $343,139 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $334,244. These notes were issued with stated interest rates ranging from 3.28% to 6.625% with a weighted average interest rate of 5.59%. These notes mature between July 15, 2019 and June 15, 2043. Below is a summary of the Prospect Capital InterNotes® issued during the year ended June 30, 2013:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
7	$190,937	4.00%–6.45%	5.35%	July 15, 2019 – June 15, 2020
10	1,489	3.28%–3.78%	3.37%	March 15, 2023 – April 15, 2023
15	15,000	5.00%	5.00%	May 15, 2028 – June 15, 2028
18	22,157	4.125%–6.00%	5.34%	December 15, 2030 – June 15, 2031
20	3,106	5.625%–5.75%	5.70%	November 15, 2032 – December 15, 2032
30	110,450	5.50%–6.625%	6.15%	November 15, 2042 – June 15, 2043
	$343,139
In connection with the issuance of the 5.00% 2019 Notes, $45,000 of previously-issued Prospect Capital InterNotes® were exchanged for the 5.00% 2019 Notes. During the year ended June 30, 2014, we repaid $6,869 aggregate principal amount of our Prospect Capital InterNotes® in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. Below are the Prospect Capital InterNotes® outstanding as of June 30, 2014:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,149	4.00%	4.00%	April 15, 2017
4	45,751	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	212,915	4.25%–5.00%	4.92%	July 15, 2018 – August 15, 2019
5.5	3,820	5.00%	5.00%	February 15, 2019
6.5	1,800	5.50%	5.50%	February 15, 2020
7	256,903	4.00%–6.55%	5.39%	June 15, 2019 – May 15, 2021
7.5	1,996	5.75%	5.75%	February 15, 2021
10	41,952	3.23%–7.00%	6.18%	March 15, 2022 – May 15, 2024
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,465	5.00%–6.00%	5.14%	May 15, 2028 – November 15, 2028
18	25,435	4.125%–6.25%	5.49%	December 15, 2030 – August 15, 2031
20	5,847	5.625%–6.00%	5.85%	November 15, 2032 – October 15, 2033
25	34,886	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	125,063	5.50%–6.75%	6.22%	November 15, 2042 – October 15, 2043
	$785,670
Below are the Prospect Capital InterNotes® outstanding as of June 30, 2013:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
7	$194,937	4.00%–6.55%	5.37%	June 15, 2019 – June 15, 2020
10	18,127	3.28%–7.00%	6.56%	March 15, 2022 – April 15, 2023
15	15,000	5.00%	5.00%	May 15, 2028 – June 15, 2028
18	22,157	4.125%–6.00%	5.34%	December 15, 2030 – June 15, 2031
20	3,106	5.625%–5.75%	5.70%	November 15, 2032 – December 15, 2032
30	110,450	5.50%–6.625%	6.15%	November 15, 2042 – June 15, 2043
	$363,777
In connection with the issuance of the Prospect Capital InterNotes®, we incurred $20,235 of fees which are being amortized over the term of the notes, of which $18,889 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of June 30, 2014.
During the years ended June 30, 2014, 2013 and 2012, we recorded $33,857, $9,707 and $276, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.

Net Asset Value
During the year ended June 30, 2014, we issued $1,045,856 of additional equity, net of underwriting and offering costs, by issuing 94,789,672 shares of our common stock. The following table shows the calculation of net asset value per share as of June 30, 2014 and June 30, 2013:

	June 30, 2014	June 30, 2013
Net assets	$3,618,182	$2,656,494
Shares of common stock issued and outstanding	342,626,637	247,836,965
Net asset value per share	$10.56	$10.72

Results of Operations
Net increase in net assets resulting from operations for the years ended June 30, 2014, 2013 and 2012 was $319,020, $220,856 and $190,904, respectively, representing $1.06, $1.07 and $1.67 per weighted average share, respectively. During the year ended June 30, 2014, the decrease is primarily due to a $32,300, or $0.38 per weighted average share, decline in net investment income primarily due to a decrease in dividend income from our investment in Energy Solutions, a decrease in the average rate of interest earned on investments, a decline in structuring fee income (during the quarter ended June 30, 2014) and an increase in interest expense due to additional debt financing. (See "Investment Income" for further discussion of dividend and structuring fee income.) The decline in net investment income is partially offset by a $65,865, or $0.37 per weighted average share, favorable decrease in our net realized losses and net change in unrealized depreciation on investments. (See "Net Realized Losses and Net Decrease in Net Assets from Changes in Unrealized Depreciation" for further discussion.)
While we seek to maximize gains and minimize losses, our investments in portfolio companies can expose our capital to risks greater than those we may anticipate. These companies are typically not issuing securities rated investment grade, have limited resources, have limited operating history, have concentrated product lines or customers, are generally private companies with limited operating information available and are likely to depend on a small core of management talents. Changes in any of these factors can have a significant impact on the value of the portfolio company.
Investment Income
We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, and fees generated from the structuring of new deals. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with our investments are recognized as earned.
Investment income, which consists of interest income, including accretion of loan origination fees and prepayment penalty fees, dividend income and other income, including settlement of net profits interests, overriding royalty interests and structuring fees, was $712,291, $576,336 and $320,910 for the years ended June 30, 2014, 2013 and 2012, respectively. During the year ended June 30, 2014, the increase in investment income is primarily the result of a larger income producing portfolio. During the year ended June 30, 2013, the increase in investment income is primarily the result of a larger income producing portfolio, increased structuring, advisory and amendment fees from the deployment of additional capital in revenue-producing assets, make-whole fees from Energy Solutions for early repayment of our outstanding loan, and increased dividends received from Energy Solutions and R-V.
The following table describes the various components of investment income and the related levels of debt investments:

	Year Ended June 30,
	2014	2013	2012
Interest income	$613,741	$435,455	$219,536
Dividend income	26,837	82,705	64,881
Other income	71,713	58,176	36,493
Total investment income	$712,291	$576,336	$320,910

Average debt principal of performing investments	$4,886,846	$2,878,421	$1,466,703
Weighted average interest rate earned on performing assets	12.56%	15.13%	14.97%
Average interest income producing assets have increased from $1,466,703 for the year ended June 30, 2012 to $2,878,421 for the year ended June 30, 2013 to $4,886,846 for the year ended June 30, 2014. The average yield on interest bearing performing assets decreased from 15.1% for the year ended June 30, 2013 to 12.6% for the year ended June 30, 2014. The decrease in annual returns during the comparable period is primarily due to a decline in prepayment penalty income driven by a $14,731 decrease in the make-whole fees we received from Energy Solutions. The decrease in our current yield is primarily due to originations at lower rates than our average existing portfolio yield. Excluding the adjustment for make-whole fees our annual return would have been 14.1% for the year ended June 30, 2013.

Investment income is also generated from dividends and other income. Dividend income decreased from $82,705 for the year ended June 30, 2013 to $26,837 for the year ended June 30, 2014. The decrease in dividend income is primarily attributed to a $53,820 decrease in the level of dividends received from our investment in Energy Solutions. The sale of Gas Solutions by Energy Solutions resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us were recognized as dividend income, in accordance with ASC 946, Financial Services—Investment Companies, as cash distributions are received from Energy Solutions to the extent there are earnings and profits sufficient to support such recognition. As a result, we received dividends from Energy Solutions of $53,820 during the year ended June 30, 2013. No such dividends were received during the year ended June 30, 2014 related to our investment in Energy Solutions. The decrease in dividend income is also attributed to a $23,361 decrease in the level of dividends received from our investment in R-V. We received dividends from R-V of $1,100 and $24,462 during the years ended June 30, 2014 and 2013, respectively. The $24,462 of dividends received from R-V during the year ended June 30, 2013 include a $11,073 distribution as part of R-V’s recapitalization in November 2012 for which we provided an additional $9,500 of senior secured financing. The decrease in dividend income is further attributed to a $2,945 decrease in dividends received from our investment in American Gilsonite Company ("AGC"). We received dividends of $2,945 from AGC during the year ended June 30, 2013. No such dividends were received during the year ended June 30, 2014 related to our investment in AGC. The decrease in dividend income was partially offset by dividends of $12,000, $4,841 and $5,000 received from our investments in AIRMALL, Credit Central and Nationwide, respectively, during the year ended June 30, 2014. The dividends received from Credit Central and Nationwide include distributions as part of follow-on financings in March 2014 for which we provided an additional $6,500 of financing, as discussed above. No dividends were received from AIRMALL, Credit Central or Nationwide during the year ended June 30, 2013.
Dividend income increased from $64,881 for the year ended June 30, 2012 to $82,705 for the year ended June 30, 2013. This $17,824 increase in dividend income is primarily attributed to an increase in the level of dividends received from our investments in Energy Solutions and R-V due to increased profits generated by the portfolio companies. We received dividends from Energy Solutions of $53,820 and $47,850 during the years ended June 30, 2013 and June 30, 2012, respectively. The sale of Gas Solutions by Energy Solutions has resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. We received dividends from R-V of $24,462 and $283 during the years ended June 30, 2013 and June 30, 2012, respectively. The $24,462 of dividends received from R-V during the year ended June 30, 2013 include a $11,073 distribution as part of R-V’s recapitalization in November 2012 for which we provided an additional $9,500 of senior secured financing. The increases in dividend income from our investments in Energy Solutions and R-V were offset by a reduction in dividends received from NRG. We received dividends from NRG of $15,011 during the year ended June 30, 2012. There were no dividends from NRG received during the year ended June 30, 2013 as NRG has been sold.
Other income has come primarily from structuring fees, overriding royalty interests, and settlement of net profits interests. Income from other sources increased from $58,176 for the year ended June 30, 2013 to $71,713 for the year ended June 30, 2014. The increase is primarily due to a $4,998 increase in structuring fees, $5,825 of legal cost reimbursement from a litigation settlement which had been expensed in prior years, and a $1,771 increase in royalty interests from our controlled investments, particularly APH, Credit Central, First Tower, Nationwide, NPH and UPH. During the years ended June 30, 2014 and 2013, we recognized structuring fees of $57,697 and $52,699, respectively, from new originations, restructurings and follow-on investments. Included within the $57,697 of structuring fees recognized during the year ended June 30, 2014 is an $8,000 fee from First Tower Delaware related to the renegotiation and expansion of First Tower’s third party revolver for which a fee was received in December 2013. The remaining $49,697 of structuring fees recognized during the year ended June 30, 2014 resulted from follow-on investments and new originations, primarily from our investments in Echelon, Harbortouch, IWCO and Matrixx.
Income from other sources increased from $36,493 for the year ended June 30, 2012 to $58,176 for the year ended June 30, 2013. The increase is primarily due to $52,699 of structuring fees recognized during the year ended June 30, 2013 primarily from our investments in APH, Arctic Glacier, Broder, InterDent, Progrexion, Ryan, TransPlace, USC and Wolf, in comparison to $26,443 of structuring fees recognized during the year ended June 30, 2012. The increase in structuring fees is partially offset by a decrease in advisory fees recognized during the year ended June 30, 2013 from our investments in Energy Solutions and NRG. We received $8,783 of advisory fees from Energy Solutions and NRG during the year ended June 30, 2012. No such fee was received during the year ended June 30, 2013. The remaining increase is primarily due to $4,122 of royalty income recognized during the year ended June 30, 2013 primarily from First Tower and Wolf, in comparison to $224 of royalty income recognized during the year ended June 30, 2012.

While we were in discussions with the SEC regarding consolidation, we elected to suspend our debt and equity raising activities for the remainder of the quarter and continuing through the filing of this Form 10-K. This curtailment of capital raising activities suppressed our levels of origination and growth in the fourth quarter of the fiscal year ended June 30, 2014. While structuring fees increased from the fiscal year ended June 30, 2013 to the fiscal year ended June 30, 2014, the reduction in originations in the quarter ended June 30, 2014 suppressed our level of structuring fees recognized and reduced our earnings for the quarter. Originations were $1,343,356 in the quarter ended March 31, 2014 versus $444,104 in the quarter ended June 30, 2014. As a result, structuring fees fell from $24,659 in the quarter ended March 31, 2014 to $5,026 in the quarter ended June 30, 2014.
Operating Expenses
Our primary operating expenses consist of investment advisory fees (base management and income incentive fees), borrowing costs, legal and professional fees and other operating and overhead-related expenses. These expenses include our allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for us. Our investment advisory fees compensate Prospect Capital Management (the “Investment Adviser”) for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions. Operating expenses were $355,068, $251,412 and $134,226 for the years ended June 30, 2014, 2013 and 2012, respectively.
The base management fee was $108,990, $69,800 and $35,836 for the years ended June 30, 2014, 2013 and 2012, respectively. The increases are directly related to our growth in total assets. For the years ended June 30, 2014, 2013 and 2012, we incurred $89,306, $81,231 and $46,671 of income incentive fees, respectively. These increases are driven by corresponding increases in pre-incentive fee net investment income from $233,355 for the year ended June 30, 2012 to $406,155 for the year ended June 30, 2013 to $446,529 for the year ended June 30, 2014, primarily due to an increase in interest income from a larger asset base. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.
During the years ended June 30, 2014, 2013 and 2012, we incurred $130,103, $76,341 and $38,534, respectively, of expenses related to our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our "Notes"). These expenses are related directly to the leveraging capacity put into place for each of those periods and the levels of indebtedness actually undertaken in those periods. The table below describes the various expenses of our Notes and the related indicators of leveraging capacity and indebtedness during these periods.

	Year Ended June 30,
	2014	2013	2012
Interest on borrowings	$111,900	$62,657	$27,346
Amortization of deferred financing costs	11,491	8,232	8,511
Accretion of discount on Public Notes	156	50	—
Facility commitment fees	6,556	5,402	2,677
Total interest and credit facility expenses	$130,103	$76,341	$38,534

Average principal debt outstanding	$1,982,054	$1,066,368	$502,038
Weighted average stated interest rate on borrowings(1)	5.65%	5.88%	5.45%
Weighted average interest rate on borrowings(2)	6.23%	6.65%	7.14%
Revolving Credit Facility amount at beginning of year	$552,500	$492,500	$325,000

(1)	Includes only the stated interest expense.

(2)	Includes the stated interest expense, amortization of deferred financing costs, accretion of discount on Public Notes and commitment fees on the undrawn portion of our Revolving Credit Facility.
The increase in interest expense for the year ended June 30, 2014 is primarily due to the issuance of additional Prospect Capital InterNotes®, the 2019 Notes, the 5.00% 2019 Notes, the 2020 Notes, and the 2023 Notes for which we incurred an incremental $49,101 of collective interest expense, respectively. The weighted average interest rate on borrowings (excluding amortization, accretion and undrawn facility fees) decreased from 5.88% for the year ended June 30, 2013 to 5.65% for the year ended June 30, 2014. This decrease is primarily due to issuances of debt at lower coupon rates. For example, the weighted average interest rate on our Prospect Capital InterNotes® decreased from 5.65% as of June 30, 2013 to 5.38% as of June 30, 2014.
The allocation of overhead expense from Prospect Administration was $14,373, $8,737 and $6,848 for the years ended June 30, 2014, 2013 and 2012, respectively. As our portfolio continues to grow, we expect Prospect Administration to continue to increase the size of its administrative and financial staff. During the years ended June 30, 2014, 2013 and 2012, Prospect Administration received payments of $7,582, $1,394, and $1,092 directly from our controlled portfolio companies for legal, tax and portfolio level accounting services. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration. Had Prospect Administration not received these payments, Prospect Administration's charges for its administrative services would have increased by these amounts.
Excise tax decreased from an expense of $6,500 for the year ended June 30, 2013 to a benefit of $4,200 for the year ended June 30, 2014. As of June 30, 2013, we accrued $5,000 as an estimate of the excise tax due for continuing to retain a portion of our annual taxable income for the calendar year ended December 31, 2013. We previously paid $4,500 for the undistributed ordinary income retained at December 31, 2012. During the year ended June 30, 2014, we amended our excise tax returns resulting in the $4,200 reversal of previously recognized expense and we recorded a $2,200 prepaid asset for the amount our $4,500 excise tax payment exceeded the excise tax liability estimated through June 30, 2014. There was no excise tax expense for the year ended June 30, 2012.
Total operating expenses, net of investment advisory fees, interest and credit facility expenses, allocation of overhead from Prospect Administration and excise tax (“Other Operating Expenses”) were $16,496, $8,803 and $6,337 for the years ended June 30, 2014, 2013 and 2012, respectively. The increase of $7,693 during the year ended June 30, 2014 is primarily due to an increase in our investor relations expense which is included within other general and administrative expenses. Investor relations expense increased due to increased proxy costs incurred for our larger investor base. The increase of $2,466 during the year ended June 30, 2013 is primarily the result of a $1,000 insurance claim settlement for legal fees expensed in previous periods which reduced legal fees in the year ended June 30, 2012.
Net Investment Income
Net investment income was $357,223, $324,924 and $186,684 for the years ended June 30, 2014, 2013 and 2012, respectively ($1.19, $1.57 and $1.63 per weighted average share, respectively). The $32,299 increase during the year ended June 30, 2014 is primarily the result of a $135,955 increase in investment income partially offset by a $103,656 increase in operating expenses. The $0.38 per weighted average share decrease in net investment income for the year ended June 30, 2014 is primarily due to a $0.31 per weighted average share decrease in dividend income primarily due to a decline in the level of dividends received from our investment in Energy Solutions. The $138,240 increase in net investment income during the year ended June 30, 2013 is primarily the result of a $255,426 increase in investment income partially offset by a $117,186 increase in operating expenses. The $0.06 per weighted average share decrease in net investment income for the year ended June 30, 2013 is primarily due to an increase in excise taxes and higher levels of cash awaiting deployment. (Refer to "Investment Income" and "Operating Expenses" above for further discussion.)
Net Realized Gains (Losses)
Net realized gains (losses) were $(3,346), $(26,234) and $36,588 for the years ended June 30, 2014, 2013 and 2012, respectively. The net realized loss during the year ended June 30, 2014 was due primarily to realized losses of $7,853 and $1,669 related to the sale of our investments in NBS and ICON, respectively. These losses were partially offset by a distribution of $3,252 related to our investment in NRG for which we realized a gain of the same amount; a $1,183 gain realized when the subordinated notes from Apidos CLO VIII were called in October 2013; $954 gains received from the release of escrowed amounts due to us from several portfolio companies; and $762 gains realized on sales of other investments described above in "Portfolio Investment Activity."
The net realized loss for the year ended June 30, 2013 was primarily due to the sale of New Meatco Provisions, LLC (realized loss of $10,814), the other-than-temporary impairment of ICS (realized loss of $12,117) and restructuring of the H&M debt in conjunction with the foreclosure on the assets of H&M (realized loss of $19,647). These losses were partially offset by net realized gains from the sale of our assets in Wolf Energy (realized gain of $11,826), assets formerly held by H&M, and distributions received from our escrow receivable account, primarily NRG (realized gains of $3,252).
Net Decrease in Net Assets from Changes in Unrealized Depreciation
Net decrease in net assets from changes in unrealized depreciation was $34,857, $77,834 and $32,368 for the years ended June 30, 2014, 2013 and 2012, respectively. The variability in results is primarily due to the valuation of equity positions in our portfolio susceptible to significant changes in value, both increases as well as decreases, due to operating results. For the year ended June 30, 2014, the $34,857 net change in unrealized deprecation was driven by significant write-down of our investment in NCT, which filed for bankruptcy in June 2014. As we hold a second lien position and do not expect liquidation proceeds to exceed the first lien liability, we decreased the fair value of our debt investment in NCT to zero. We also experienced significant write-downs in our investments in AIRMALL, Ajax, Gulf Coast and Valley Electric. These instances of unrealized depreciation were partially offset by unrealized appreciation related to CP Well, First Tower, Harbortouch and our CLO equity investments. During the year ended June 30, 2014, we partially sold our debt investment in ICON at a discount and realized a loss of $1,669, reducing the amount previously recorded as unrealized depreciation. Included within the change in net unrealized appreciation for the year ended June 30, 2014 is $1,669 of unrealized appreciation resulting from the partial sale of ICON recognized as a realized loss.
For the year ended June 30, 2013, the $77,834 decrease in net assets from the net change in unrealized depreciation was driven by a reduction in the fair value of our investments in Ajax, Boxercraft and First Tower because of changes in current market conditions; and Energy Solutions for which we received $19,543 of make-whole fees for early repayment of the outstanding loan and distributions of $53,820 during the year, which were recorded as interest and dividend income, respectively, reducing the amount previously recorded as unrealized appreciation. These instances of unrealized depreciation were partially offset by the elimination of the unrealized depreciation resulting from the H&M foreclosure mentioned above.
Financial Condition, Liquidity and Capital Resources
For the years ended June 30, 2014, 2013 and 2012, our operating activities used $1,725,387, $1,786,208 and $229,415 of cash, respectively. There were no investing activities for the years ended June 30, 2014, 2013 and 2012. Financing activities provided $1,656,376, $1,868,250 and $289,214 of cash during the years ended June 30, 2014, 2013 and 2012, respectively, which included dividend payments of $377,070, $242,301 and $127,564, respectively.
Our primary uses of funds have been to continue to invest in portfolio companies, through both debt and equity investments, repay outstanding borrowings and to make cash distributions to holders of our common stock.
Our primary sources of funds have been issuances of debt and equity. We have and may continue to fund a portion of our cash needs through borrowings from banks, issuances of senior securities or secondary offerings. We may also securitize a portion of our investments in unsecured or senior secured loans or other assets. Our objective is to put in place such borrowings in order to enable us to expand our portfolio. During the year ended June 30, 2014, we borrowed $1,078,500 and made repayments totaling $1,110,500 under our Revolving Credit Facility. As of June 30, 2014, we had $92,000 outstanding on our Revolving Credit Facility, $1,247,500 outstanding on our Convertible Notes, Public Notes with a carrying value of $647,881 and $785,670 outstanding on our Prospect Capital InterNotes®. (See "Capitalization" above.)
Undrawn committed revolvers to our portfolio companies incur commitment fees ranging from 0.00% to 2.00%. As of June 30, 2014 and June 30, 2013, we have $143,597 and $202,518 of undrawn revolver commitments to our portfolio companies, respectively.
Our Board of Directors, pursuant to the Maryland General Corporation Law, executed Articles of Amendment to increase the number of shares authorized for issuance from 500,000,000 to 1,000,000,000 in the aggregate. The amendment became effective May 6, 2014.
On October 15, 2013, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $3,691,792 of additional debt and equity securities in the public market as of June 30, 2014.
We also continue to generate liquidity through public and private stock offerings.
On May 8, 2013, we entered into an ATM Program with BB&T Capital Markets, BMO Capital Markets, and KeyBanc Capital Markets through which we could sell, by means of at-the-market offerings from time to time, up to 45,000,000 shares of our common stock. During the period from July 5, 2013 to August 21, 2013, we sold 9,818,907 shares of our common stock at an average price of $10.97 per share, and raised $107,725 of gross proceeds, under the ATM Program. Net proceeds were $106,654 after commissions to the broker-dealer on shares sold and offering costs.
On August 22, 2013, we entered into an ATM Program with BMO Capital Markets, Goldman Sachs, KeyBanc Capital Markets, and RBC Capital Markets through which we could sell, by means of at-the-market offerings from time to time, up to 45,000,000 shares of our common stock. During the period from August 29, 2013 to November 4, 2013, we sold 24,127,242 shares of our common stock at an average price of $11.28 per share, and raised $272,114 of gross proceeds, under the ATM Program. Net proceeds were $268,997 after commissions to the broker-dealer on shares sold and offering costs.
On November 5, 2013, we entered into an ATM Program with Barclays Capital, Goldman Sachs, KeyBanc Capital Markets, and RBC Capital Markets through which we could sell, by means of at-the-market offerings from time to time, up to 50,000,000 shares of our common stock. During the period from November 12, 2013 to February 5, 2014, we sold 27,301,889 shares of our common stock at an average price of $11.25 per share, and raised $307,045 of gross proceeds, under the ATM Program. Net proceeds were $303,540 after commissions to the broker-dealer on shares sold and offering costs.
On February 4, 2014, we entered into an ATM Program with BMO Capital Markets, BNP Paribas, Goldman Sachs, KeyBanc Capital Markets, and UBS Investment Bank through which we could sell, by means of at-the-market offerings from time to time, up to 50,000,000 shares of our common stock. During the period from February 10, 2014 to April 9, 2014, we sold 21,592,715 shares of our common stock at an average price of $11.08 per share, and raised $239,305 of gross proceeds, under the ATM Program. Net proceeds were $236,904 after commissions to the broker-dealer on shares sold and offering costs.
On April 9, 2014, we entered into an ATM Program with Barclays Capital through which we could sell, by means of at-the-market offerings from time to time, up to 20,000,000 shares of our common stock. During the period from April 15, 2014 to May 2, 2014, we sold 5,213,900 shares of our common stock at an average price of $10.93 per share, and raised $56,995 of gross proceeds, under the ATM Program. Net proceeds were $56,357 after commissions to the broker-dealer on shares sold and offering costs.
Off-Balance Sheet Arrangements
As of June 30, 2014, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than those which originate from 1) the investment advisory and management agreement and the administration agreement and 2) the portfolio companies.
Recent Developments
On July 11, 2014, we increased total commitments to our Revolving Credit Facility by $10,000 to $867,500 in the aggregate.
On July 22, 2014, Injured Workers Pharmacy, LLC repaid the $22,678 loan receivable to us.
On July 23, 2014, Correctional Healthcare Holding Company, Inc. repaid the $27,100 loan receivable to us.
On July 23, 2014, we increased total commitments to our Revolving Credit Facility by $10,000 to $877,500 in the aggregate.
On July 24, 2014, we issued 98,503 shares of our common stock in connection with the dividend reinvestment plan.
On July 28, 2014, Tectum Holdings, Inc. repaid the $10,000 loan receivable to us.
On August 1, 2014, we sold our investments in AMU Holdings Inc. and Airmall Inc. for net proceeds of $51,379. In addition, there is $6,000 being held in escrow, of which 98% is due to Prospect, which will be recognized as a realized gain if and when received.
On August 5, 2014, we made an investment of $39,105 to purchase 70.94% of the subordinated notes in CIFC Funding 2014-IV, Ltd.
On August 13, 2014, we provided $210,000 of senior secured financing, of which $200,000 was funded at closing, to support the recapitalization of Trinity Services Group, Inc., a leading food services company in the H.I.G. Capital portfolio.
On August 14, 2014, we announced the then current conversion rate on the 2018 Notes as 83.6661 shares of common stock per $1 principal amount of the 2018 Notes converted, which is equivalent to a conversion price of approximately $11.95.
On August 18, 2014 and August 27, 2014, we made a combined $11,046 investment in United Property REIT Corp. to acquire Michigan Storage, LLC, purchasing seven self-storage facilities located in Michigan. We invested $1,657 of equity through UPH Property Holdings, LLC and $9,389 of debt in United Property REIT Corp.
On August 21, 2014, we issued 129,435 shares of our common stock in connection with the dividend reinvestment plan.
On August 22, 2014, Byrider Systems Acquisition Corp. repaid the $11,177 loan receivable to us.
On August 22, 2014, Capstone Logistics, LLC repaid the $189,941 loan receivable to us.
On August 22, 2014, TriMark USA, LLC repaid the $10,000 loan receivable to us.
On August 29, 2014, we completed the extension of the revolving credit facility (the "Facility") for Prospect Capital Funding LLC ("PCF"), a consolidated subsidiary of Prospect, extending the term 5.5 years and reducing pricing to one-month Libor plus

2.25%. The new Facility, for which $810,000 of commitments have been closed to date, includes an accordion feature that allows the Facility, at Prospect's discretion, to accept up to a total of $1,500,000 of commitments.
On August 29, 2014, we made a $15,050 follow-on investment in BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork) in connection with a corporate recapitalization.
On September 10, 2014 and October 6, 2014, we collectively made an $86,090 follow-on investment in Onyx Payments (f/k/a Pegasus Business Intelligence, LP) of which part of the proceeds were used to fund an acquisition.
On September 15, 2014, Echelon Aviation LLC repaid $37,313 of the $78,121 loan receivable to us.
On September 18, 2014, we issued 113,020 shares of our common stock in connection with the dividend reinvestment plan.
On September 24, 2014, we announced the declaration of monthly dividends in the following amount and with the following date:

•	$0.110625 per share for January 2015 to holders of record on January 30, 2015 with a payment date of February 19, 2015.
On September 26, 2014, we provided $215,000 of senior secured financing, of which $202,500 was funded at closing, to Pacific World Corporation, a supplier of nail and beauty care products to food, drug, mass, and value retail channels worldwide.
On September 26, 2014, we made a secured second lien investment of $144,000 to support the recapitalization of Progrexion Holdings, Inc. As part of the recapitalization, we received a repayment of the $436,647 loan receivable to us.
On September 29, 2014, we made a $22,618 follow-on investment in United Property REIT Corp. to acquire Canterbury Green, a multi-family property located in Fort Wayne, Indiana. We invested $3,393 of equity through UPH Property Holdings, LLC and $19,225 of debt in United Property REIT Corp.
On September 30, 2014, we made a $26,431 follow-on investment in Harbortouch Payments, LLC to support an acquisition.
On September 30, 2014, we made a $42,200 follow-on investment in PrimeSport, Inc. to fund a dividend recapitalization.
On September 30, 2014, we made a $22,216 follow-on investment in United Property REIT Corp. to acquire the Cortland Columbus Ohio Portfolio, a portfolio of eight multi-family residential properties located in Ohio. We invested $3,316 of equity through UPH Property Holdings, LLC and $18,900 of debt in United Property REIT Corp.
On September 30, 2014, we made a $938 follow-on investment in the equity of Nationwide Acceptance LLC.
On August 29, 2014, we entered into an ATM Program with BB&T Capital Markets, Goldman Sachs, KeyBanc Capital Markets, and RBC Capital Markets through which we could sell, by means of at-the-market offerings from time to time, up to 50,000,000 shares of our common stock. During the period from September 8, 2014 through October 29, 2014 (with settlement dates of September 11, 2014 to November 3, 2014), we sold 9,490,975 shares of our common stock at an average price of $10.03 per share, and raised $95,149 of gross proceeds, under the ATM Program. Net proceeds were $94,675 after commissions to the broker-dealer on shares sold and offering costs.
On October 3, 2014, we sold our $35,000 investment in Babson CLO Ltd. 2011-I.
On October 7, 2014, Grocery Outlet, Inc. repaid the $14,457 loan receivable to us.
On October 8, 2014, we made a $65,000 investment in Capstone Logistics, LLC, a logistics services portfolio company.
On October 9, 2014, we made an investment of $50,743 to purchase 83.60% of the subordinated notes in Babson CLO Ltd. 2014-III.
On October 10, 2014, Ajax Rolled Ring & Machine, LLC repaid the $19,337 loan receivable to us.
On October 17, 2104, we made an investment of $48,994 to purchase 90.54% of the subordinated notes in Symphony CLO XV, Ltd.
On October 20, 2014, we sold our $22,000 investment in Galaxy XII CLO, Ltd. and realized a loss on the sale.

On October 21, 2014, we made a $22,500 secured debt investment in Hollander Sleep Products, a manufacturer of bed pillows and mattress pads in the United States.
On October 22, 2014, we issued 138,721 shares of our common stock in connection with the dividend reinvestment plan.
In addition to the transactions noted above, during the period from July 1, 2014 through November 3, 2014, we made sixteen follow-on investments in National Property REIT Corp. totaling $92,500 to support the online lending initiative. We invested $13,875 of equity through NPH Property Holdings, LLC and $78,625 of debt directly to National Property REIT Corp. In addition, during this period, we received a partial repayment of $10,965 of the National Property REIT Corp. loan previously outstanding and $1,935 as a return of capital on the equity investment in National Property REIT Corp.
Critical Accounting Policies and Estimates
Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting on Form 10-K, ASC 946, Financial Services—Investment Companies (“ASC 946”), and Articles 6 and 12 of Regulation S-X. The financial results of our portfolio investments are not consolidated in the financial statements.
Reclassifications
Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompanying notes to conform to the presentation as of and for the year ended June 30, 2014.
Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.
Basis of Consolidation
Under the 1940 Act, the regulations pursuant to Article 6 of Regulation S-X and ASC 946, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Our consolidated financial statements include our accounts and the accounts of PCF and PSBL, our wholly-owned, closely-managed subsidiaries that are also investment companies. All intercompany balances and transactions have been eliminated in consolidation.
On May 6, 2014, we announced in our filing on Form 10-Q for the quarter ended March 31, 2014 that the SEC Staff had asserted certain of our wholly-owned holding companies were investment companies, such companies were required to be consolidated in our historical financial results and financial position, and restatement of such financial statements was needed. At that time, we disclosed that we disagreed with the views of the SEC Staff and wished to appeal the conclusion through the Office of the Chief Accountant. On June 10, 2014, based on those discussions with the Office of the Chief Accountant, we concluded the following:

•	Our historical non-consolidation of wholly-owned and substantially wholly-owned holding companies did not require restatement of our prior period financial statements.

•
Upon our adoption of ASU 2013-08 for the fiscal year ended June 30, 2015, we will begin consolidating on a prospective basis certain of our wholly-owned and substantially wholly-owned holding companies formed by us in order to facilitate our investment strategy.

The following companies will be consolidated: AMU Holdings Inc.; APH Property Holdings, LLC; Arctic Oilfield Equipment USA, Inc.; CCPI Holdings Inc.; CP Holdings of Delaware LLC; Credit Central Holdings of Delaware, LLC; Energy Solutions Holdings Inc.; First Tower Holdings of Delaware LLC; Harbortouch Holdings of Delaware Inc.; MITY Holdings of Delaware Inc.; Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc.; NPH Property Holdings, LLC; STI Holding, Inc.; UPH Property Holdings, LLC; Valley Electric Holdings I, Inc.; Valley Electric Holdings II, Inc.; and Wolf Energy Holdings Inc.

Any operating companies owned by the holding companies will not be consolidated. We do not expect this consolidation to have any material effect on our financial position or results of operations.
Cash and Cash Equivalents
Cash and cash equivalents include funds deposited with financial institutions and short-term, highly-liquid investments in money market funds. Cash and cash equivalents are carried at cost which approximates fair value.
Investment Classification
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, "Control Investments" are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Under the 1940 Act, "Affiliate Investments" are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. "Non-Control/Non-Affiliate Investments" are those that are neither Control Investments nor Affiliate Investments.
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.
Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:
Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.
Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.
Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.
Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.
Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making the security less likely to be an income producing instrument.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement ("ASC 820"), that defines fair value, establishes a framework for measuring fair value in conformity with GAAP and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors;

2.	The independent valuation firms conduct independent valuations and make their own independent assessments;

3.
The Audit Committee of our Board of Directors reviews and discusses the preliminary valuation of Prospect Capital Management LLC (the “Investment Adviser”) and that of the independent valuation firms; and

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Investments are valued utilizing a yield analysis, enterprise value (“EV”) analysis, net asset value analysis, liquidation analysis, discounted cash flow analysis, or a combination of methods, as appropriate. The yield analysis uses loan spreads and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV analysis, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market multiples approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent M&A transactions and/or a discounted cash flow analysis. The net asset value analysis is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation analysis is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow analysis uses valuation techniques to convert future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in fair value pricing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as ASC 820 Level 3 securities and are valued using a discounted cash flow model. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each CLO security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for such security. To value a CLO, both the assets and the liabilities of the CLO capital structure are modeled. We use a waterfall engine to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, distribute the cash flows to the liability structure based on the payment priorities, and discount them back using current market discount rates. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

Valuation of Other Financial Assets and Financial Liabilities
The Fair Value Option within ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to elect fair value as the initial and subsequent measurement attribute for eligible assets and liabilities for which the assets and liabilities are measured using another measurement attribute. For our non-investment assets and liabilities, we have elected not to value them at fair value as would be permitted by ASC 825-10-25.
Convertible Notes
We have recorded the Convertible Notes (see Note 5) at their contractual amounts. The Convertible Notes were analyzed for any features that would require their accounting to be bifurcated and such features were determined to be immaterial.
Revenue Recognition
Realized gains or losses on the sale of investments are calculated using the specific identification method.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or amortization of premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot Capital Funding, Inc. (“Patriot”) was determined based on the difference between par value and fair value as of December 2, 2009, and continues to accrete until maturity or repayment of the respective loans (see Note 3). As of June 30, 2014, the purchase discount from the assets acquired from Patriot has been fully accreted.
Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, are likely to remain current. As of June 30, 2014, approximately 0.1% of our total assets are in non-accrual status.
Interest income from investments in the “equity” class of security of CLO funds (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.
Dividend income is recorded on the ex-dividend date.
Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.
Federal and State Income Taxes
We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. We had an excise tax liability of $1,918 for the calendar year ended December 31, 2012 and zero for the calendar year ended December 31, 2013. As of June 30, 2014, we had an accrued prepaid excise tax balance of $2,200 because we have made estimated excise tax payments in excess of our expected excise tax liability for the calendar year ending December 31, 2014.

If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Internal Revenue Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.
We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2014 and for the year then ended, we did not have a liability for any unrecognized tax benefits. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our tax returns for each of our federal tax years since 2010 remain subject to examination by the Internal Revenue Service.
Dividends and Distributions
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management’s estimate of our future earnings. Net realized capital gains, if any, are distributed at least annually.
Financing Costs
We record origination expenses related to our Revolving Credit Facility and Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Notes”), as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our Revolving Credit Facility and the effective interest method for our Notes, over the respective expected life or maturity.
We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of SEC registration fees, legal fees and accounting fees incurred. These prepaid assets are charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed.
Guarantees and Indemnification Agreements
We follow ASC 460, Guarantees (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.
Per Share Information
Net increase or decrease in net assets resulting from operations per share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net asset value per share.
Recent Accounting Pronouncements
In June 2013, the FASB issued Accounting Standards Update 2013-08, Financial Services — Investment Companies (Topic 946), Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). The update clarifies the approach to be used for determining whether an entity is an investment company and provides new measurement and disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15,

2013. Earlier application is prohibited. The adoption of the amended guidance in ASU 2013-08 is not expected to have a significant effect on our consolidated financial statements and disclosures.
In May 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). The update supersedes the revenue recognition requirements in ASC 605, Revenue Recognition. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. Early adoption is not permitted. The adoption of the amended guidance in ASU 2014-09 is not expected to have a significant effect on our consolidated financial statements and disclosures.
QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
We are subject to financial market risks, including changes in interest rates and equity price risk. Some of the loans in our portfolio have floating interest rates.
We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of higher interest rates with respect to our portfolio of investments. During the year ended June 30, 2014, we did not engage in hedging activities.
REPORT OF MANAGEMENT ON INTERNAL CONTROL OVER FINANCIAL REPORTING
Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of June 30, 2014. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company's internal control over financial reporting includes those policies and procedures that (i) pertain to assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on the financial statements.
Management performed an assessment of the effectiveness of the Company's internal control over financial reporting as of June 30, 2014 based upon criteria in Internal Control—Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment, management determined that the Company's internal control over financial reporting was effective as of June 30, 2014 based on the criteria on Internal Control—Integrated Framework (1992) issued by COSO. There were no changes in our internal control over financial reporting during the quarter ended June 30, 2014 that have materially affected, or are reasonably likely to affect, our internal control over financial reporting.
Our management's assessment of the effectiveness of our internal control over financial reporting as of June 30, 2014 has been audited by BDO USA, LLP, an independent registered public accounting firm, as stated in their report which appears herein.
USE OF PROCEEDS
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, if any, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. Interest on borrowings under the credit facility is one-month LIBOR plus 225 basis points, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least thirty-five percent of the credit facility is drawn or 100 basis points otherwise. A supplement to this prospectus relating to each offering will provide additional detail, to the extent known at the time, regarding the use of the proceeds from such offering including any intention to utilize proceeds to pay expenses in order to avoid sales of long-term assets.
On August 29, 2014, we completed a first closing on an expanded five-and-one-half year $1.5 billion revolving credit facility (the "Facility") for Prospect Capital Funding LLC with reduced pricing. The new Facility, for which twenty lenders have closed on $800 million to date, includes an accordion feature that allows the Facility, at our discretion, to accept up to a total of $1.5 billion of commitments, an objective we target reaching with additional lenders. The Facility matures in March

2020 and is substantially similar to the terms of the prior revolving credit facility.  It includes a revolving period that extends through March 2019, followed by an additional one-year amortization period, with distributions allowed to us after the completion of the revolving period. Pricing for the Facility is one-month Libor plus 2.25%, achieving 50 basis point reduction in pricing from the previous five-year facility pricing of Libor plus 2.75%. The new Facility has an investment grade Moody's rating of Aa3.
We anticipate that substantially all of the net proceeds of an offering of Securities pursuant to this prospectus will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. In addition, we expect that there will be several offerings pursuant to this prospectus; we expect that substantially all of the proceeds from all offerings will be used within three years. Pending our new investments, we plan to invest a portion of net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities, which may generate a loss to the Company. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

FORWARD-LOOKING STATEMENTS
Our annual report on Form 10-K for the year ended June 30, 2014, any of our quarterly reports on Form 10-Q or current reports on Form 8-K, or any other oral or written statements made in press releases or otherwise by or on behalf of Prospect Capital Corporation including this prospectus may contain forward-looking statements within the meaning of the Section 21E of the Securities Exchange Act of 1934, as amended, which involve substantial risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and portfolio management and the performance of our investments and our investment management business. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as "intends," "intend," "intended," "goal," "estimate," "estimates," "expects," "expect," "expected," "project," "projected," "projections," "plans," "seeks," "anticipates," "anticipated," "should," "could," "may," "will," "designed to," "foreseeable future," "believe," "believes," and "scheduled" and variations of these words and similar expressions are intended to identify forward-looking statements. Our actual results or outcomes may differ materially from those anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	difficulty in obtaining financing or raising capital, especially in the current credit and equity environment;

•	the level and volatility of prevailing interest rates and credit spreads, magnified by the current turmoil in the credit markets;

•	adverse developments in the availability of desirable loan and investment opportunities whether they are due to competition, regulation or otherwise;

•	a compression of the yield on our investments and the cost of our liabilities, as well as the level of leverage available to us;

•	our regulatory structure and tax treatment, including our ability to operate as a business development company and a regulated investment company;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of our Investment Adviser to locate suitable investments for us and to monitor and administer our investments;

•
authoritative generally accepted accounting principles or policy changes from such standard-setting bodies as the Financial Accounting Standards Board, the Securities and Exchange Commission, Internal Revenue Service, the NASDAQ Global Select Market, and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business; and

•	the risks, uncertainties and other factors we identify in "Risk Factors" and elsewhere in this prospectus and in our filings with the SEC.
Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk Factors" and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

DISTRIBUTIONS
Through March 2010, we made quarterly distributions to our stockholders out of assets legally available for distribution. In June 2010, we changed our distribution policy from a quarterly payment to a monthly payment. To the extent prudent and practicable, we currently intend to continue making distributions on a monthly basis. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants. Our distributions, if any, will be determined by our Board of Directors. Certain amounts of the monthly distributions may from time to time be paid out of our capital rather than from earnings for the quarter as a result of our deliberate planning or by accounting reclassifications.
As a RIC, we generally are not subject to U.S. federal income tax on income and gains we distribute each taxable year to our stockholders, provided that in such taxable year, we distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code) to our stockholders. In addition, we will be subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income recognized during the calendar year, (ii) 98.2% of our capital gain net income, as defined by the Code, recognized for the one year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years.
We had no excise tax liability for the calendar year ended December 31, 2013. Through June 30, 2014, we have an accrued prepaid excise tax balance of $2.2 million because we have made estimated excise tax payments in excess of our expected excise tax liability for the calendar year ending December 31, 2014. Tax characteristics of all distributions will be reported to stockholders, as appropriate, on Form 1099-DIV after the end of the calendar year.
In addition, although we currently intend to distribute realized net capital gains (which we define as net long-term capital gains in excess of short-term capital losses), if any, at least annually out of the assets legally available for such distributions, we may decide in the future to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are described under "Material U.S. Federal Income Tax Considerations." We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

During the years ended June 30, 2014 and 2013, we distributed approximately $403.2 million and $271.5 million, respectively, to our stockholders. The following table summarizes our distributions declared and payable for 2013 and 2014:

Declaration Date	Record Date	Payment Date	Amount Per Share	Amount Distributed (in thousands)
5/7/2012	7/31/2012	8/24/2012	$0.101575	$16,886
5/7/2012	8/31/2012	9/21/2012	0.101600	16,897
8/21/2012	9/28/2012	10/24/2012	0.101625	17,597
8/21/2012	10/31/2012	11/22/2012	0.101650	17,736
11/7/2012	11/30/2012	12/20/2012	0.101675	21,308
12/7/2012	12/31/2012	1/23/2013	0.110000	23,669
12/7/2012	1/31/2013	2/20/2013	0.110025	24,641
2/7/2013	2/28/2013	3/21/2013	0.110050	25,307
2/7/2013	3/29/2013	4/18/2013	0.110075	26,267
2/7/2013	4/30/2013	5/23/2013	0.110100	26,620
5/6/2013	5/31/2013	6/20/2013	0.110125	27,280
5/6/2013	6/28/2013	7/18/2013	0.110150	27,299
Total declared and payable for 2013				$271,507

5/6/2013	7/31/2013	8/22/2013	$0.110175	$28,001
5/6/2013	8/30/2013	9/19/2013	0.110200	28,759
6/17/2013	9/30/2013	10/24/2013	0.110225	29,915
6/17/2013	10/31/2013	11/21/2013	0.110250	31,224
6/17/2013	11/29/2013	12/19/2013	0.110275	32,189
6/17/2013	12/31/2013	1/23/2014	0.110300	33,229
8/21/2013	1/31/2014	2/20/2014	0.110325	34,239
8/21/2013	2/28/2014	3/20/2014	0.110350	35,508
8/21/2013	3/31/2014	4/17/2014	0.110375	36,810
11/4/2013	4/30/2014	5/22/2014	0.110400	37,649
11/4/2013	5/30/2014	6/19/2014	0.110425	37,822
11/4/2013	6/30/2014	7/24/2014	0.110450	37,843
Total declared and payable for 2014				$403,188
Dividends and distributions to common stockholders are recorded on the ex-dividend date. As such, the table above includes distributions with record dates during the years ended June 30, 2014 and 2013. It does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of each fiscal year ended June 30 since the Company commenced operations and as of June 30, 2014.

Credit Facility	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Fiscal 2014 (as of June 30, 2014)	$92,000	$69,470	—	—
Fiscal 2013 (as of June 30, 2013)	124,000	34,996	—	—
Fiscal 2012 (as of June 30, 2012)	96,000	22,668	—	—
Fiscal 2011 (as of June 30, 2011)	84,200	18,065	—	—
Fiscal 2010 (as of June 30, 2010)	100,300	8,093	—	—
Fiscal 2009 (as of June 30, 2009)	124,800	5,268	—	—
Fiscal 2008 (as of June 30, 2008)	91,167	5,712	—	—
Fiscal 2007 (as of June 30, 2007)	—	N/A	—	—
Fiscal 2006 (as of June 30, 2006)	28,500	4,799	—	—
Fiscal 2005 (as of June 30, 2005)	—	N/A	—	—
Fiscal 2004 (as of June 30, 2004)	—	N/A	—	—

2015 Notes
Fiscal 2014 (as of June 30, 2014)	$150,000	$42,608	—	—
Fiscal 2013 (as of June 30, 2013)	150,000	28,930	—	—
Fiscal 2012 (as of June 30, 2012)	150,000	14,507	—	—
Fiscal 2011 (as of June 30, 2011)	150,000	10,140	—	—

2016 Notes
Fiscal 2014 (as of June 30, 2014)	$167,500	$38,157	—	—
Fiscal 2013 (as of June 30, 2013)	167,500	25,907	—	—
Fiscal 2012 (as of June 30, 2012)	167,500	12,992	—	—
Fiscal 2011 (as of June 30, 2011)	172,500	8,818	—	—

2017 Notes
Fiscal 2014 (as of June 30, 2014)	$130,000	$49,163	—	—
Fiscal 2013 (as of June 30, 2013)	130,000	33,381	—	—
Fiscal 2012 (as of June 30, 2012)	130,000	16,739	—	—

2018 Notes
Fiscal 2014 (as of June 30, 2014)	$200,000	$31,956	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	21,697	—	—

2019 Notes
Fiscal 2014 (as of June 30, 2014)	$200,000	$31,956	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	21,697	—	—

5.00% 2019 Notes
Fiscal 2014 (as of June 30, 2014)	$300,000	$21,304	—	—

2020 Notes
Fiscal 2014 (as of June 30, 2014)	$400,000	$15,978	—	—

2022 Notes
Fiscal 2014 (as of June 30, 2014)	$100,000	$63,912	—	$103,920
Fiscal 2013 (as of June 30, 2013)	100,000	43,395	—	101,800
Fiscal 2012 (as of June 30, 2012)	100,000	21,761	—	99,560

	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
2023 Notes
Fiscal 2014 (as of June 30, 2014)	$247,881	$25,783	—	—
Fiscal 2013 (as of June 30, 2013)	247,725	17,517	—	—

Prospect Capital InterNotes®
Fiscal 2014 (as of June 30, 2014)	$785,670	$8,135	—	—
Fiscal 2013 (as of June 30, 2013)	363,777	11,929	—	—
Fiscal 2012 (as of June 30, 2012)	20,638	105,442	—	—

All Senior Securities
Fiscal 2014 (as of June 30, 2014)	$2,773,051	$2,305	—	—
Fiscal 2013 (as of June 30, 2013)	1,683,002	2,578	—	—
Fiscal 2012 (as of June 30, 2012)	664,138	3,277	—	—
Fiscal 2011 (as of June 30, 2011)	406,700	3,740	—	—
____________________________________________

(1)	Total amount of each class of senior securities outstanding at the end of the period presented (in 000's).

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	This column is inapplicable.

(4)	This column is inapplicable, except for the 2022 Notes. The average market value per unit is presented in thousands.

PRICE RANGE OF COMMON STOCK
Our common stock is quoted on the NASDAQ Global Select Market under the symbol "PSEC." The following table sets forth, for the periods indicated, our NAV per share of common stock and the high and low sales prices per share of our common stock as reported on the NASDAQ Global Select Market. Our common stock historically trades at prices both above and below its NAV per share. There can be no assurance, however, that such premium or discount, as applicable, to NAV per share will be maintained. Common stock of business development companies, like that of closed-end investment companies, frequently trades at a discount to current NAV per share. In the past, our common stock has traded at a discount to our NAV per share. The risk that our common stock may continue to trade at a discount to our NAV per share is separate and distinct from the risk that our NAV per share may decline.

	Stock Price			Premium (Discount) of High to NAV	Premium (Discount) of Low to NAV	Dividends Declared
	NAV(1)	High(2)	Low(2)
Twelve Months Ending June 30, 2013
First quarter	$10.88	$12.21	$10.83	12.2%	(0.5)%	$0.304800
Second quarter	10.81	11.98	9.89	10.8%	(8.5)%	0.313325
Third quarter	10.71	11.49	10.91	7.3%	1.9%	0.330150
Fourth quarter	10.72	11.11	10.08	3.6%	(6.0)%	0.330375
Twelve Months Ending June 30, 2014
First quarter	$10.72	$11.61	$10.76	8.3%	0.4%	$0.330600
Second quarter	10.73	11.48	10.80	7.0%	0.7%	0.330825
Third quarter	10.68	11.39	10.73	6.6%	0.5%	0.331050
Fourth quarter	10.56	10.99	9.64	4.1%	(8.7)%	0.331275
Twelve Months Ending June 30, 2015
First quarter	(3)(4)	$11.00	$9.90	(4)	(4)	$0.331500
Second quarter (through October 31, 2014)	(3)(4)	$9.92	$9.08	(4)	(4)	$0.331725	(5)
_______________________________________________________________________________

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high or low sales price. The NAVs shown are based on outstanding shares of our common stock at the end of each period.

(2)	The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.

(3)
Our most recently estimated NAV per share is 10.54 on an as adjusted basis solely to give effect to our issuance of common stock since June 30, 2014 in connection with our dividend reinvestment plan and our issuance of 9,490,975 shares of common stock for the period from September 8, 2014 to October 29, 2014 (including shares with settlement dates through November 3, 2014) under our at the market program, $0.02 lower than the $10.56 determined by us as of June 30, 2014. NAV per share as of September 30, 2014, may be higher or lower than $10.54 based on potential changes in valuations, issuances of securities, dividends paid and earnings for the quarter then ended.

(4)	NAV has not yet been finally determined for any day after June 30, 2014.

(5)	On February 3, 2014, Prospect announced the declaration of a monthly dividend in the following amount and with the following date:

•	$0.110525 per share for September 2014 to holders of record on September 30, 2014 with a payment date of October 22, 2014.
On May 6, 2014, Prospect announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.110550 per share for October 2014 to holders of record on October 31, 2014 with a payment date of November 20, 2014;

•	$0.110575 per share for November 2014 to holders of record on November 28, 2014 with a payment date of December 18, 2014; and

•	$0.110600 per share for December 2014 to holders of record on December 31, 2014 with a payment date of January 22, 2015.

On September 24, 2014, Prospect announced the declaration of a monthly dividend in the following amount and with the following date:

•	$0.110625 per share for January 2015 to holders of record on January 30, 2015 with a payment date of February 19, 2015.
On October 31, 2014, the last reported sales price of our common stock was $9.58 per share.
As of October 31, 2014, we had approximately 123 stockholders of record.
The below table sets forth each class of our outstanding securities as of October 31, 2014, including sales of shares under our at-the-market offering program which will settle through November 3, 2014.

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding
Common Stock	1,000,000,000	—	352,597,291

BUSINESS
General
We are a financial services company that primarily lends to and invests in middle market privately-held companies. In this prospectus, we use the term "middle-market" to refer to companies with annual revenues of less than $750 million and enterprise values of less than $1 billion. We are a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the "1940 Act." We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.
We currently have nine origination strategies in which we make investments: (1) lending in private equity sponsored transactions, (2) lending directly to companies not owned by private equity firms, (3) control investments in corporate operating companies, (4) control investments in financial companies, (5) investments in structured credit, (6) real estate investments, (7) investments in syndicated debt, (8) aircraft leasing and (9) online lending. We continue to evaluate other origination strategies in the ordinary course of business with no specific tops-down allocation to any single origination strategy.
Lending in Private Equity Sponsored Transactions – We make loans to companies which are controlled by leading private equity firms. This debt can take the form of first lien, second lien, unitranche or unsecured loans. In making these investments, we look for a diversified customer base, recurring demand for the product or service, barriers to entry, strong historical cash flow and experienced management teams. These loans typically have significant equity subordinate to our loan position. Historically, this strategy has comprised approximately 50%-60% of our business, but more recently it is less than 50% of our business.
Lending Directly to Companies – We provide debt financing to companies owned by non-private equity firms, the company founder, a management team or a family. Here, in addition to the strengths we look for in a sponsored transaction, we also look for the alignment with the management team with significant invested capital. This strategy often has less competition than the private equity sponsor strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. Direct lending can result in higher returns and lower leverage than sponsor transactions and may include warrants or equity to us. Historically, this strategy has comprised approximately 5%-15% of our business, but more recently it is less than 5% of our business.
Control Investments in Corporate Operating Companies – This strategy involves acquiring controlling stakes in non-financial operating companies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity. We provide certainty of closure to our counterparties, give the seller personal liquidity and generally look for management to continue on in their current roles. This strategy has comprised approximately 10%-15% of our business.
Control Investments in Financial Companies – This strategy involves acquiring controlling stakes in financial companies, including consumer direct lending, sub-prime auto lending and other strategies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity. These investments are often structured in a tax-efficient RIC (as defined below) -compliant partnership, enhancing returns. This strategy has comprised approximately 5%-15% of our business.
Investments in Structured Credit – We make investments in collateralized loan obligations ("CLOs"), generally taking a significant position in the subordinated interests (equity) of the CLOs. The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate, mortgages, sub-prime debt, or consumer based debt. The CLOs in which we invest are managed by top-tier collateral managers that have been thoroughly diligenced prior to investment. This strategy has comprised approximately 10%-20% of our business.
Real Estate Investments – We make investments in real estate through our three wholly-owned tax-efficient real estate investment trusts ("REITs"), American Property REIT Corp., National Property REIT Corp. and United Property REIT Corp. (collectively, "our REITs"). Our real estate investments are in various classes of fully developed and occupied real estate properties that generate current yields. We seek to identify properties that have historically high occupancy and steady cash flow generation. Our REITs partner with established property managers with experience in managing the property type to manage such properties after acquisition. This is a more recent investment strategy that has comprised approximately 5%-10% of our business.
Investments in Syndicated Debt – On an opportunistic basis, we make investments in loans and high yield bonds that have been sold to a syndicate of buyers. Here we look for investments with attractive risk-adjusted returns after we have completed a fundamental credit analysis. These investments are purchased with a long term, buy-and-hold outlook and we look to provide significant structuring input by providing anchoring orders. This strategy has comprised approximately 5%-10% of our business.
Aircraft Leasing – We invest debt as well as equity in aircraft assets subject to commercial leases to credit-worthy airlines across the globe. These investments present attractive return opportunities due to cash flow consistency from long-lived assets coupled with hard asset collateral. We seek to deliver risk-adjusted returns with strong downside protection by analyzing relative value characteristics across the spectrum of aircraft types of all vintages. Our target portfolio includes both in-production and out-of-production jet and turboprop aircraft and engines, operated by airlines across the globe. This strategy comprised approximately 1.5% of our business in the fiscal year ended June 30, 2014.
Online Lending – We make investments in loans originated by certain consumer loan and small and medium sized business (“SME”) originators. We purchase each loan in its entirety (i.e., a “whole loan”). The borrowers are consumers and SMEs. The loans are typically serviced by the originators of the loans. This strategy comprised approximately 1% of our business in the fiscal year ended June 30, 2014.
Typically, we concentrate on making investments in companies with annual revenues of less than $750 million and enterprise values of less than $1 billion. Our typical investment involves a secured loan of less than $250 million. We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which we invest are privately held at the time we invest in them. We refer to these companies as "target" or "middle market" companies and these investments as "middle market investments."
We seek to maximize total returns to our investors, including both current yield and equity upside, by applying rigorous credit analysis and asset-based and cash-flow based lending techniques to make and monitor our investments. We are constantly pursuing multiple investment opportunities, including purchases of portfolios from private and public companies, as well as originations and secondary purchases of particular securities. We also regularly evaluate control investment opportunities in a range of industries, and some of these investments could be material to us. There can be no assurance that we will successfully consummate any investment opportunity we are currently pursuing. If any of these opportunities are consummated, there can be no assurance that investors will share our view of valuation or that any assets acquired will not be subject to future write downs, each of which could have an adverse effect on our stock price.
We have been organized as a closed-end investment company since April 13, 2004 and have filed an election to be treated as a business development company under the Investment Company Act of 1940 (the "1940 Act"). We are a non-diversified company within the meaning of the 1940 Act. Our headquarters are located at 10 East 40th Street, 42nd Floor, New York, NY 10016, and our telephone number is (212) 448-0702. Our investment adviser is Prospect Capital Management LLC.
On July 27, 2004, we completed our initial public offering ("IPO") and sold 7 million shares of common stock at a price of $15.00 per share, less underwriting discounts and commissions totaling $1.05 per share. An additional 55,000 shares were issued through the exercise of an over-allotment option with respect to the IPO on August 27, 2004. Since the IPO and the exercise of the related over-allotment option, we have made other common stock share offerings (including options exercised by underwriters) resulting in the issuance of 294,799,101 shares at prices ranging from $7.75 to $17.70. We issued the 2015 Notes on December 21, 2010, the 2016 Notes on February 18, 2011, the 2017 Notes on April 16, 2012, the 2022 Notes on May 1, 2012, the 2018 Notes on August 14, 2012, the 2019 Notes on December 21, 2012, the 2023 Notes on March 15, 2013, the 5.00% 2019 Notes on April 7, 2014, the 2020 Notes on April 11, 2014 and have issued Prospect Capital InterNotes® since February 16, 2012. Each of our Unsecured Notes are our general, unsecured obligations and rank equal in right of payment with all of our existing and future unsecured indebtedness and senior in right of payment to any of our subordinated indebtedness. As a result, the Unsecured Notes are effectively subordinated to our existing secured indebtedness, such as our credit facility, and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of any of our subsidiaries.
Convertible Notes
On December 21, 2010, we issued $150.0 million aggregate principal amount of convertible notes that mature on December 15, 2015 (the “2015 Notes”), unless previously converted or repurchased in accordance with their terms. The 2015 Notes bear interest at a rate of 6.25% per year, payable semi-annually on June 15 and December 15 of each year, beginning June 15, 2011. Total proceeds from the issuance of the 2015 Notes, net of underwriting discounts and offering costs, were $145.2 million.
On February 18, 2011, we issued $172.5 million aggregate principal amount of convertible notes that mature on August 15, 2016 (the “2016 Notes”), unless previously converted or repurchased in accordance with their terms. The 2016 Notes bear interest at a rate of 5.50% per year, payable semi-annually on February 15 and August 15 of each year, beginning August 15, 2011. Total proceeds from the issuance of the 2016 Notes, net of underwriting discounts and offering costs, were $167.3 million. Between January 30, 2012 and February 2, 2012, we repurchased $5.0 million of the 2016 Notes at a price of

97.5, including commissions. The transactions resulted in our recognizing $0.10 million of loss in the year ended June 30, 2012.
On April 16, 2012, we issued $130.0 million aggregate principal amount of convertible notes that mature on October 15, 2017 (the “2017 Notes”), unless previously converted or repurchased in accordance with their terms. The 2017 Notes bear interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126.0 million.
On August 14, 2012, we issued $200.0 million aggregate principal amount of convertible notes that mature on March 15, 2018 (the “2018 Notes”), unless previously converted or repurchased in accordance with their terms. The 2018 Notes bear interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193.6 million.
On December 21, 2012, we issued $200.0 million aggregate principal amount of convertible notes that mature on January 15, 2019 (the “2019 Notes”), unless previously converted or repurchased in accordance with their terms. The 2019 Notes bear interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193.6 million.
On April 11, 2014, we issued $400.0 million aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387.5 million.
Certain key terms related to the convertible features for the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes and the 2020 Notes (collectively, the “Convertible Notes”) are listed below.

	2015 Notes	2016 Notes	2017 Notes	2018 Notes	2019 Notes	2020 Notes
Initial conversion rate(1)	88.0902	78.3699	85.8442	82.3451	79.7766	80.6647
Initial conversion price	$11.35	$12.76	$11.65	$12.14	$12.54	$12.40
Conversion rate at June 30, 2014(1)(2)	89.0157	79.3176	86.9426	82.8631	79.7865	80.6647
Conversion price at June 30, 2014(2)(3)	$11.23	$12.61	$11.50	$12.07	$12.53	$12.40
Last conversion price calculation date	12/21/2013	2/18/2014	4/16/2014	8/14/2013	12/21/2013	4/11/2014
Dividend threshold amount (per share)(4)	$0.101125	$0.101150	$0.101500	$0.101600	$0.110025	$0.110525

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at June 30, 2014 was calculated on the last anniversary of the issuance and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

(4)	The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment.
In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1 principal amount of the 2015 Notes (the “conversion rate cap”), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the “Guidance”) permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.
Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.

Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.
Public Notes
On May 1, 2012, we issued $100.0 million aggregate principal amount of unsecured notes that mature on November 15, 2022 (the “2022 Notes”). The 2022 Notes bear interest at a rate of 6.95% per year, payable quarterly on February 15, May 15, August 15 and November 15 of each year, beginning August 15, 2012. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were $97.0 million.
On March 15, 2013, we issued $250.0 million aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “2023 Notes”). The 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the 2023 Notes, net of underwriting discounts and offering costs, were $245.9 million.
On April 7, 2014, we issued $300.0 million aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45.0 million of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $250.8 million.
The 2022 Notes, the 2023 Notes and the 5.00% 2019 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.
Prospect Capital InterNotes®
On February 16, 2012, we entered into a Selling Agent Agreement (the “Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500.0 million of Prospect Capital InterNotes® (the “InterNotes® Offering”), which was increased to $1.5 billion in May 2014. Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
On March 4, 2013, the Company entered into a Second Amended and Restated Selling Agent Agreement (the "Selling Agent Agreement") with Incapital LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as purchasing agents for the Company's issuance and sale from time to time of up to $500 million of Prospect Capital InterNotes® (the "InterNotes® Offering"). The initial Selling Agent Agreement was entered into on February 16, 2012. Citigroup Global Markets Inc. joined the Selling Agent Agreement by the Agent Joinder Letter dated April 15, 2013. Additional agents appointed by us from time to time in connection with the InterNotes Offering may become parties to the Selling Agent Agreement. On August 23, 2013, we amended the Selling Agent Agreement to increase the aggregate principal amount of notes that may be issued from time to time under such agreement from $500.0 million to $1.0 billion.
These Prospect Capital InterNotes® are and will be the Company's direct unsecured obligations and will and do rank equally with all of the Company's unsecured indebtedness from time to time outstanding. Each series of Prospect Capital InterNotes® will be issued by a separate supplemental indenture. The Prospect Capital InterNotes® bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance. Since the inception of the InterNotes® Offering, the Company has issued $430.1 million in aggregate principal amount of Prospect Capital

InterNotes® for net proceeds of approximately $419.3 million. The Prospect Capital InterNotes® were issued with variable and fixed interest rates ranging from 3.28% to 7.00% with an average rate of 5.63%, and maturities ranging from July 15, 2018 to October 15, 2043. The Prospect Capital InterNotes® may be issued with a Survivor's Option, which is a provision in such Note's supplemental indenture pursuant to which the Company will repay that Note, if requested by the authorized representative of the beneficial owner of that Note, following the death of the beneficial owner of the Note, so long as the Note was owned by that beneficial owner or the estate of that beneficial owner at least six months prior to the request. Each of the Prospect Capital InterNotes® issued thus far includes a Survivor's Option.
Under each indenture governing the Unsecured Notes, there are certain events of default, the occurrence of which may lead to the Unsecured Notes being due and payable immediately. An event of default under an indenture could have a material adverse effect on our business, financial conditions and results of operations.
If the Company undergoes a "fundamental change" as described in the indenture for each of the Convertible Notes or Public Notes, holders may require the Company to repurchase all or part of their Convertible Notes or Public Notes at a price equal to 100% of the principal amount of the Convertible Notes or Public Notes, plus accrued and unpaid interest (including additional interest, if any).
Our Investment Objective and Policies
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We focus on making investments in private companies. We are a non-diversified company within the meaning of the 1940 Act.
We invest primarily in first and second lien secured loans and unsecured debt, which in some cases includes an equity component. First and second lien secured loans generally are senior debt instruments that rank ahead of unsecured debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Our investments in CLOs are subordinated to senior loans and are generally unsecured. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B. Our investments have generally ranged between $5 million and $250 million each, although the investment size may be more or less than this range. Our investment sizes are expected to grow as our capital base expands.
We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. These may be in several industries, including industrial, service, real estate and financial businesses.
We seek to maximize returns and minimize risk for our investors by applying rigorous analysis to make and monitor our investments. While the structure of our investments varies, we can invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. While our primary focus is to seek current income through investment in the debt and/or dividend-paying equity securities of eligible privately-held, thinly-traded or distressed companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of broadly-traded public companies. We expect that these public companies generally will have debt securities that are non-investment grade. Such investments may also include purchases (either in the primary or secondary markets) of the equity and junior debt tranches of a type of such pools known as CLOs. Structurally, CLOs are entities that are formed to hold a portfolio of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. The senior secured loans within a CLO are limited to senior secured loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by senior secured loan, borrower, and industry, with limitations on non-U.S. borrowers. Within this 30% basket, we have and may make additional investments in debt and equity securities of financial companies and companies located outside of the United States.
Our investments may include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by the Investment Adviser to be in our best interest, we may acquire a controlling interest in a portfolio company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We have structured, and will continue to structure, some warrants to include provisions protecting our rights as a minority-interest or, if applicable, controlling-

interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.
We plan to hold many of our debt investments to maturity or repayment, but will sell a debt investment earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if we determine a sale of such debt investment to be in our best interest.
We have qualified and elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.
For a discussion of the risks inherent in our portfolio investments, see "Risk Factors – Risks Relating to Our Investments."
Industry Sectors
Our portfolio is invested across 30 industry categories. Excluding our CLO investments, which do not have industry concentrations, no individual industry comprises more than 9.8% of the portfolio on either a cost or fair value basis.
Ongoing Relationships with Portfolio Companies
Monitoring
Prospect Capital Management monitors our portfolio companies on an ongoing basis. Prospect Capital Management will continue to monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.
Prospect Capital Management employs several methods of evaluating and monitoring the performance and value of our investments, which may include, but are not limited to, the following:

•	Assessment of success in adhering to the portfolio company's business plan and compliance with covenants;

•	Regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor to discuss financial position, requirements and accomplishments;

•	Comparisons to other portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings of the portfolio company; and

•	Review of monthly and quarterly financial statements and financial projections for the portfolio company.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement ("ASC 820"), that defines fair value, establishes a framework for measuring fair value in conformity with United States generally accepted accounting principles and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors;

2.	The independent valuation firms conduct independent valuations and make their own independent assessments;

3.	The Audit Committee of our Board of Directors reviews and discusses the preliminary valuation of the Investment Adviser and that of the independent valuation firms; and

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Investments are valued utilizing a yield analysis, enterprise value (“EV”) analysis, net asset value analysis, liquidation analysis, discounted cash flow analysis, or a combination of methods, as appropriate. The yield analysis uses loan spreads and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV analysis, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market multiples approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent M&A transactions and/or a discounted cash flow analysis. The net asset value analysis is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation analysis is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow analysis uses valuation techniques to convert future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in fair value pricing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as ASC 820 Level 3 securities and are valued using a discounted cash flow model. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each CLO security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for such security. To value a CLO, both the assets and the liabilities of the CLO capital structure are modeled. We use a waterfall engine to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, distribute the cash flows to the liability structure based on the payment priorities, and discount them back using current market discount rates. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.
For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see "Risk Factors – Risks Relating to Our Business – Most of our portfolio investments are recorded at fair value as determined in good faith under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments."

Valuation of Other Financial Assets and Financial Liabilities
The Fair Value Option within ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to elect fair value as the initial and subsequent measurement attribute for eligible assets and liabilities for which the assets and liabilities are measured using another measurement attribute. For our non-investment assets and liabilities, we have elected not to value them at fair value as would be permitted by ASC 825-10-25.
Managerial Assistance
As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. "Making available significant managerial assistance" refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us will vary according to the particular needs of each portfolio company. Examples of such activities include advice on marketing, operations, fulfillment and overall strategy, capital budgeting, managing relationships with financing sources, recruiting management personnel, evaluating acquisition and divestiture opportunities, participating in board and management meetings, consulting with and advising officers of portfolio companies, and providing other organizational and financial guidance.
Prospect Administration, through a managerial assistance agreement executed with each portfolio company to which we provide managerial assistance, provides such managerial assistance on our behalf. In doing so, Prospect Administration utilizes personnel of our Investment Adviser, Prospect Capital Management. We, on behalf of Prospect Administration, invoice portfolio companies receiving and paying for managerial assistance, and we remit to Prospect Administration its allocated cost of providing such services, including payments to Prospect Capital Management for personnel it utilizes for that purpose. Our payments to Prospect Administration are periodically reviewed by our Board of Directors.
Investment Adviser
Prospect Capital Management manages our investments as the Investment Adviser. Prospect Capital Management is a Delaware limited liability corporation that has been registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") since March 31, 2004. Prospect Capital Management is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience. Both Messrs. Barry and Eliasek spend a significant amount of their time in their roles at Prospect Capital Management working on our behalf. The principal executive offices of Prospect Capital Management are 10 East 40th Street, 42nd Floor, New York, NY 10016. We depend on the due diligence, skill and network of business contacts of the senior management of the Investment Adviser. We also depend, to a significant extent, on the Investment Adviser's investment professionals and the information and deal flow generated by those investment professionals in the course of their investment and portfolio management activities. The Investment Adviser's senior management team evaluates, negotiates, structures, closes, monitors and services our investments. Our future success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior managers of the Investment Adviser could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain the Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow. Under the Investment Advisory Agreement (as defined below), we pay Prospect Capital Management investment advisory fees, which consist of an annual base management fee based on our gross assets as well as a two-part incentive fee based on our performance. Mr. Barry currently controls Prospect Capital Management.
Staffing
Mr. John F. Barry III, our chairman and chief executive officer, Mr. Grier Eliasek, our chief operating officer and president, and Mr. Brian H. Oswald, our chief financial officer, chief compliance officer, treasurer and secretary, comprise our senior management. Over time, we expect to add additional officers and employees.
Messrs. Barry and Eliasek each also serves as an officer of Prospect Administration and performs his respective functions under the terms of the Administration Agreement. Our day-to-day investment operations are managed by Prospect Capital Management. In addition, we reimburse Prospect Administration for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief executive officer, president, chief financial officer, chief operating officer, chief compliance officer, treasurer and secretary and their respective staffs. See "Business—Management Services—Administration Agreement."

Properties
We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 10 East 40th Street, 42nd Floor, New York, NY 10016, where we occupy an office space pursuant to the Administration Agreement.
Legal Proceedings
From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of such matters that may arise out of these investigations, claims and proceedings will be subject to various uncertainties and, even if such matters are without merit, could result in the expenditure of significant financial and managerial resources.
We are not aware of any material pending legal proceeding, and no such material proceedings are contemplated to which we are a party or of which any of our property is subject.
Management
Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of five directors, three of whom are not "interested persons" of the Company as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers to serve for a one-year term and until their successors are duly elected and qualify, or until their earlier removal or resignation.
Board Of Directors And Executive Officers
Under our charter, our directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.
Directors and Executive Officers
Our directors and executive officers and their positions are set forth below. The address for each director and executive officer is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, NY 10016.

Independent Directors

Name and Age	Position(s) Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
William J. Gremp, 71	Director	Class II Director from 2006 to 2009; Class I Director since April 2010; Term expires 2014	Mr. Gremp is responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	Three	Priority Income Fund, Inc. since October 28, 2012(3), Pathway Energy Infrastructure Fund, Inc. since February 19, 2013(3)
Eugene S. Stark, 56	Director	Class III Director since September 2008; Term expires 2016	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.	Three	Priority Income Fund, Inc. since October 28, 2012(3), Pathway Energy Infrastructure Fund, Inc. since February 19, 2013(3)
Andrew C. Cooper, 52	Director	Class II Director since February 2009; Term expires 2015
Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions.
				Three	Priority Income Fund, Inc. since October 28, 2012(3), Pathway Energy Infrastructure Fund, Inc. since February 19, 2013(3)
_______________________________________________________________________________

(1)
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2015, Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2016, and Mr. Gremp is a Class I director with a term that will expire in 2014.

(2)	The Fund Complex consists of the Company, Prospect Senior Secured Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc.

(3)	An investment company subject to the 1940 Act.
Interested Directors

Name and Age	Position(s) Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
John F. Barry III, 62(3)	Director, Chairman of the Board of Directors, and Chief Executive Officer	Class III Director since June 2004; Term expires 2016	Chairman and Chief Executive Officer of the Company; Managing Director of Prospect Capital Management and Prospect Administration since June 2004	One	None
M. Grier Eliasek, 41(3)	Director, Chief Operating Officer	Class II Director since June 2004; Term expires 2015
President and Chief Operating Officer of the Company, Managing Director of Prospect Capital Management and Prospect Administration, President and CEO of Priority Income Fund, Inc., President and COO of Priority Senior Secured Income Management, LLC, President and CEO of Pathway Energy Infrastructure Fund, Inc., President and COO of Pathway Energy Infrastructure Management, LLC.
				Three	Priority Income Fund, Inc. since October 28, 2012(4), Pathway Energy Infrastructure Fund, Inc. since February 19, 2013(4)
_______________________________________________________________________________

(1)
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2015, Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2016 and Mr. Gremp is a Class I director with a term that will expire in 2014.

(2)	The Fund Complex consists of the Company, Prospect Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc.

(3)	Messrs. Barry and Eliasek are each considered an "interested person" under the 1940 Act by virtue of serving as one of our officers and having a relationship with Prospect Capital Management.

(4)	An investment company subject to the 1940 Act.

Information about Executive Officers who are not Directors

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian H. Oswald, 53	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	November 2008 to present as Chief Financial Officer, Treasurer and Secretary and October 2008 to present as Chief Compliance Officer.	Joined Prospect Administration as Managing Director in June 2008.
Board Leadership Structure
The Board of Directors believes that the combined position of Chief Executive Officer of the Company and Chairman of the Board of Directors of the Company is a superior model that results in greater efficiency regarding management of the Company, reduced confusion due to the elimination of the need to transfer substantial information quickly and repeatedly between a chief executive officer and chairman, and business advantages to the Company arising from the specialized knowledge acquired from the duties of the dual roles. The need for efficient decision making is particularly acute in the line of business of the Company, whereby multiple factors including market factors, interest rates and innumerable other financial metrics change on an ongoing and daily basis.
The Board of Directors does not currently have a designated lead independent director. Instead, all of the independent directors play an active role on the Board of Directors. The independent directors compose a majority of the Board of Directors, and are closely involved in all material board level deliberations related to the Company. The Board of Directors believes that, with these practices, each independent director has an equal stake in the Board's actions and oversight role and equal accountability to the Company and its stockholders. The Company believes that Eugene Stark acts as the de facto lead independent director, by virtue of his role as an accounting expert and Chairman of the Audit Committee.
Director Independence
On an annual basis, each member of our Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the director is independent. Our Board of Directors has determined that each of our directors, other than Messrs. Barry and Eliasek, is independent under the 1940 Act.
Role of the Chairman and Chief Executive Officer
As Chairman of the Board of Directors and Chief Executive Officer, Mr. Barry assumes a leading role in mid- and long-term strategic planning and supports major transaction initiatives of the Company. Mr. Barry also manages the day-to-day operations of the Company, with the support of the other executive officers. As Chief Executive Officer, Mr. Barry has general responsibility for the implementation of the policies of the Company, as determined by the Board of Directors, and for the management of the business and affairs of the Company. The Board of Directors has determined that its leadership structure, in which the majority of the directors are not affiliated with the Company, Prospect Capital Management or Prospect Administration, is appropriate in light of the services that Prospect Capital Management and Prospect Administration and their affiliates provide to the Company and the potential conflicts of interest that could arise from these relationships.
Experience, Qualifications, Attributes and/or Skills that Led to the Board's Conclusion that such Members Should Serve as Director of the Company
The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.
John F. Barry III
The Board benefits from Mr. Barry’s years of experience as a lawyer, investment banker, venture capitalist, and private equity investor, and his service on various boards of directors, over the past 35 years.  In addition to overseeing the Company, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Mr. Barry also managed the Corporate Finance Department of L.F. Rothschild & Company, focusing on private equity and debt financing for energy and other companies, and was a founding member of the project finance group at Merrill Lynch & Co.  The Board also benefits from Mr. Barry’s past experience as a corporate securities lawyer at Davis Polk & Wardwell, advising energy companies and their commercial and investment bankers. Mr. Barry’s service as Chairman and Chief Executive Officer of the Company and as a Managing Director of PCM and Prospect

Administration provides him with a continuously updated understanding of the Company, its operation, and the business and regulatory issues facing the Company.
M. Grier Eliasek
Mr. Eliasek brings to the Board business leadership and experience and knowledge of senior loan, mezzanine, bridge loan, private equity and venture capital investments, as well as a knowledge of diverse management practices. Mr. Eliasek is the President and Chief Operating Officer of the Company and a Managing Director of Prospect Capital Management and Prospect Administration. He is also responsible for leading the origination and assessment of investments for the Company. The Board also benefits from Mr. Eliasek's experience as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries, by providing the Company with unique views on investment and management issues. At Bain & Company, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations, and improved operational performance for Bain & Company clients. Mr. Eliasek's longstanding service as Director, President and Chief Operating Officer of the Company and as a Managing Director of Prospect Capital Management and Prospect Administration provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.
Andrew C. Cooper
Mr. Cooper's over 25 years of experience in venture capital management, venture capital investing and investment banking provides the Board with a wealth of leadership, business investing and financial experience. Mr. Cooper's experience as the co-founder, director and former co-CEO of Unison Site Management LLC, a leading cellular site owner with 2,000 plus cell sites which generate more than $40 million in annual cash flow, and as co-founder, CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and management. Mr. Cooper also serves on the board of Brand Asset Digital, Aquatic Energy and the Madison Square Boys and Girls Club of New York. Further, Mr. Cooper's time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies and Weblink Wireless, provides the Board with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper's knowledge of financial and accounting matters qualifies him to serve on the Company's Audit Committee and his independence from the Company, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
William J. Gremp
Mr. Gremp brings to the Board a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co.. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1990 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1990, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp's knowledge of financial and accounting matters qualifies him to serve on the Company's Audit Committee and his independence from the Company, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
Eugene S. Stark
Mr. Stark brings to the Board over 25 years of experience in directing the financial and administrative functions of investment management organizations. The Board benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark's position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide the Board with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of the Company, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, 4 years as Senior Vice President of Finance of Prudential Investments, and 2 years as Senior Vice President of Finance of Prudential Amenities. Mr. Stark is also a Certified Public Accountant (inactive status). Mr. Stark's knowledge of financial and accounting matters qualifies him to serve on the Company's Audit Committee and his independence from the Company, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee. Mr. Stark is also a member of Mount Saint Mary Academy's Finance Committee.
Means by Which the Board of Directors Supervises Executive Officers
The Board of Directors is regularly informed on developments and issues related to the Company's business, and monitors the activities and responsibilities of the executive officers in various ways.
At each regular meeting of the Board of Directors, the executive officers report to the Board of Directors on developments and important issues. Each of the executive officers, as applicable, also provide regular updates to the members of the Board of Directors regarding the Company's business between the dates of regular meetings of the Board of Directors.
Executive officers and other members of Prospect Capital Management, at the invitation of the Board of Directors, regularly attend portions of meetings of the Board of Directors and its committees to report on the financial results of the Company, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.
The Board's Role in Risk Oversight
The Company's Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors and (b) monitoring by the Company's Chief Compliance Officer in accordance with its compliance policies and procedures.
As set forth in the descriptions regarding the Audit Committee and the Nominating,Governance and Compensation Committee, the Audit Committee and the Nominating, Governance and Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee's risk oversight responsibilities include reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management's discussion and analysis; reviewing and discussing with management and the independent accountants the Company's quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants' engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Nominating,Governance and Compensation Committee's risk oversight responsibilities include selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; and overseeing the evaluation of the Board of Directors and management. Both the Audit Committee and the Nominating, Governance and Compensation Committee consist solely of independent directors.
The Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company's Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer's report, which is reviewed by the Board of Directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.
The Company believes that its Board of Director's role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company, or BDC, under the 1940 Act. Specifically, as a BDC the Company must comply with certain regulatory requirements that control certain types of risk in its business and operations. For example, the Company's ability to incur indebtedness is limited such that its asset coverage must equal at least 200% immediately after each time it incurs indebtedness, the Company generally has to invest at least 70% of its total assets in "qualifying assets." In addition, the Company elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, as amended. As a RIC, the Company must, among other things, meet certain income source and asset diversification requirements.
The Company believes that the extent of its Board of Directors' (and its committees') role in risk oversight complements its Board's leadership structure because it allows the Company's independent directors to exercise oversight of risk without any conflict that might discourage critical review through the two fully independent board committees, auditor and independent valuation providers, and otherwise.

The Company believes that a board's roles in risk oversight must be evaluated on a case by case basis and that the Board of Directors' practices concerning risk oversight is appropriate. However, the Company continually re-examines the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet the Company's needs.
Committees of the Board of Directors
Our Board of Directors has established an Audit Committee and a Nominating, Corporate Governance and Compensation Committee. For the fiscal year ended June 30, 2014, our Board of Directors held 15 Board meetings, 10 Audit Committee meetings, and one Nominating, Corporate Governance and Compensation Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. Two directors attended last year’s annual meeting of stockholders in person.
The Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm, or independent accountants, to audit the accounts and records of the Company; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10‑K; reviewing and discussing with management and the independent accountants the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10‑Q; pre‑approving the independent accountants’ engagement to render audit and/or permissible non‑audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Stark serving as chairman of the committee. The Board of Directors has determined that Mr. Stark is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S‑K. The Audit Committee may delegate its pre‑approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre‑approval decisions to the Audit Committee at its next scheduled meeting. Messrs. Cooper, Gremp and Stark were added to the Audit Committee concurrent with their election or appointment to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.
The function of the Audit Committee is oversight. Our management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of our annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of our stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent accountants (subject, if applicable, to stockholder ratification).
In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not our full‑time employees or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside us and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by our officers and employees, our investment adviser or other third parties as to any information technology, internal audit and other non‑audit services provided by the independent accountants to us.
The Nominating, Corporate Governance and Compensation Committee. The Nominating, Corporate Governance and Compensation Committee is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; determining or recommending to the Board of Directors for determination the compensation of any executive officers of the Company to the extent the Company pays any executive officers' compensation; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating, Corporate Governance and Compensation Committee. Currently, the Company's executive officers do not receive any direct compensation from the Company. The Nominating, Corporate Governance and

Compensation Committee takes into consideration the educational, professional and technical backgrounds and diversity of each nominee when evaluating such nominees to be elected to the Board of Directors. The Nominating, Corporate Governance and Compensation Committee does not have a formal policy with respect to diversity. The Nominating, Corporate Governance and Compensation Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Gremp serving as chairman of the committee. Messrs. Cooper, Gremp and Stark were added to the Nominating, Corporate Governance and Compensation Committee concurrent with their election or appointment to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.
The Nominating, Corporate Governance and Compensation Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s Bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to the Corporate Secretary c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating, Corporate Governance and Compensation Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the NASDAQ rules and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating, Corporate Governance and Compensation Committee Charter, and the ability to contribute to the effective management of the Company, taking into account our needs and such factors as the individual’s experience, perspective, skills, expertise and knowledge of the industries in which the Company operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, and conflicts of interest. The Nominating, Corporate Governance and Compensation Committee also may consider such other factors as it may deem to be in our best interests and those of our stockholders. The Board of Directors also believes it is appropriate for certain key members of our management to participate as members of the Board of Directors.
Corporate Governance
Corporate Governance Guidelines.    Upon the recommendation of the Nominating, Governance and Compensation Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of the Company. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.
Code of Conduct.    We have adopted a code of conduct which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our employees. Our code of conduct can be accessed via our website at www.prospectstreet.com. We intend to disclose amendments to or waivers from a required provision of the code of conduct on our website.
Code of Ethics.    We, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements.
Internal Reporting and Whistle Blower Protection Policy.    The Company's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, collectively, Accounting Matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to our Chief Compliance Officer, or CCO. Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to our Audit Committee Chairman. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at: Prospect Capital Corporation, Chief Compliance Officer, 10 East 40th Street, 42nd Floor, New York, New York 10016.

The Audit Committee Chairman may be contacted at: Prospect Capital Corporation, Audit Committee Chairman, 10 East 40th Street, 42nd Floor, New York, New York 10016.
Independent Directors
The Board of Directors, in connection with the 1940 Act and the applicable Marketplace Rules of NASDAQ, has considered the independence of members of the Board of Directors who are not employed by Prospect Capital Management and has concluded that Messrs. Cooper, Gremp and Stark are not "interested persons" as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the Marketplace Rules of NASDAQ. In reaching this conclusion, the Board of Directors concluded that Messrs. Cooper, Gremp and Stark had no relationships with Prospect Capital Management or any of its affiliates, other than their positions as directors of the Company and, if applicable, investments in us that are on the same terms as those of other stockholders.
Proxy Voting Policies And Procedures
We have delegated our proxy voting responsibility to Prospect Capital Management. The guidelines are reviewed periodically by Prospect Capital Management and our non-interested directors, and, accordingly, are subject to change. See "Regulation—Proxy Voting Policies and Procedures."
Compensation of Directors and Officers
The following table sets forth information regarding the compensation received by the directors and executive officers from the Company for the fiscal year ended June 30, 2014. No compensation is paid to the interested directors by the Company.

Name and Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of the Company's Expenses(1)	Total Compensation Paid to Director/ Officer
Interested Directors
John F. Barry III(2)	None	None	None
M. Grier Eliasek(2)	None	None	None
Independent Directors
Andrew C. Cooper(3)	$108,833	None	$108,833
William J. Gremp(4)	$108,833	None	$108,833
Eugene S. Stark(5)	$108,833	None	$108,833
Executive Officers
Brian H. Oswald(2)	None	None	None
_______________________________________________________________________________

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)
We have not paid, and we do not intend to pay, any annual cash compensation to our executive officers for their services as executive officers. Messrs. Barry and Eliasek are compensated by Prospect Capital Management from the income Prospect Capital Management receives under the management agreement between Prospect Capital Management and us. Mr. Oswald is compensated from the income Prospect Administration receives under the administration agreement.

(3)	Mr. Cooper joined our Board of Directors on February 12, 2009.

(4)	Mr. Gremp joined our Board of Directors on April 1, 2010.

(5)	Mr. Stark joined our Board of Directors on September 4, 2008.
No compensation was paid to directors who are interested persons of the Company as defined in 1940 Act. In addition, the Company purchases directors' and officers' liability insurance on behalf of the directors and officers.
Management Services
Investment Advisory Agreement
We have entered into the Investment Advisory Agreement with Prospect Capital Management under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

Prospect Capital Management's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2% on our gross assets (including amounts borrowed). For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately prorated.
The incentive fee has two parts. The first part, the income incentive fee, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a "catch up" provision measured as of the end of each calendar quarter. In the three months ended June 30, 2014, we paid an incentive fee of $21.0 million (see calculation below). For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a "hurdle rate" of 1.75% per quarter (7% annualized).
We expect the incentive fees we pay to increase to the extent we earn greater interest and dividend income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies and to decrease if our interest and dividend income and capital gains decrease. The "catch-up" provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The catch-up provision is meant to provide Prospect Capital Management with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The income incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. If interest income is accrued but never paid, the Board of Directors would decide to write off the accrual in the quarter when the accrual is determined to be uncollectible. The write off would cause a decrease in interest income for the quarter equal to the amount of the prior accrual. The Investment Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.
The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•
100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•
20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.
The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in our portfolio. For the purpose of this calculation, an "investment" is defined as the total of all rights and claims which may be asserted against a portfolio company arising out of our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equals the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.
The actual transfer or sale of assets by Prospect to a SPE established by Prospect and consolidated with Prospect is disregarded for purposes of calculating the incentive fee.
The following is a calculation of the most recently paid incentive fee paid in July 2014 (for the quarter ended June 30, 2014) (in thousands):

Prior Quarter Net Asset Value (adjusted for stock offerings during the quarter)	$3,627,282
Quarterly Hurdle Rate	1.75%

Current Quarter Hurdle	$63,477

125% of the Quarterly Hurdle Rate	2.1875%
125% of the Current Quarter Hurdle	$79,347

Current Quarter Pre Incentive Fee Net Investment Income	$105,185

Incentive Fee—"Catch-Up"	$15,869
Incentive Fee—20% in excess of 125% of the Current Quarter Hurdle	$5,168

Total Current Quarter Incentive Fee	$21,037

The total base management fees earned by and paid to Prospect Capital Management during the twelve months ended June 30, 2014, June 30, 2013 and June 30, 2012 were $109.0 million, $69.8 million, and $35.8 million, respectively.
The income incentive fees were $89.3 million, $81.2 million and $46.7 million for the twelve months ended June 30, 2014, June 30, 2013 and June 30, 2012, respectively. No capital gains incentive fees were earned for the twelve months ended June 30, 2014, June 30, 2013 and June 30, 2012.
The total investment advisory fees were $198.3 million, $151.0 million and $82.5 million for the twelve months ended June 30, 2014, June 30, 2013 and June 30, 2012, respectively.
Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income incentive fee even if we have incurred negative total return in that quarter due to realized or unrealized losses on our investments.
Examples of Quarterly Incentive Fee Calculation
Example 1: Income Incentive Fee(*):
Alternative 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 1.75%

Base management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
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(*)    The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

(1)	Represents 7% annualized hurdle rate

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.
Pre-incentive fee net investment income (investment income -- (base management fee + other expenses)) = 0.55%
Pre-incentive net investment income does not exceed hurdle rate, therefore there is no income incentive fee.
Alternative 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.70%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
_______________________________________________________________________________

(1)	Represents 7% annualized hurdle rate

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.
Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2%
Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee	= 100% × "Catch Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875)% = (100% × (2% - 1.75%)) + 0% = 100% × 0.25% + 0% = 0.25%)
Alternative 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
_______________________________________________________________________________

(1)	Represents 7% annualized hurdle rate.

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.
Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2.30%
Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee	= 100% × "Catch Up" + the greater of 0% AND (20% × (pre-incentive fee net))investment income - 2.1875)%
= (100% × (2.1875% - 1.75%)) + the greater of 0% AND (20% × (2.30% - 2.1875%))
= (100% × 0.4375%) + (20% × 0.1125%)
= 0.4375% + 0.0225%
= 0.46%
Example 2: Capital Gains Incentive Fee:
        Alternative 1
        Assumptions

•	Year 1: $20 million investment made

•	Year 2: Fair market value, or FMV of investment determined to be $22 million

•	Year 3: FMV of investment determined to be $17 million

•	Year 4: Investment sold for $21 million
The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: No impact

•	Year 3: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

•	Year 4: Increase base amount on which the second part of the incentive fee is calculated by $4 million ($1 million of realized capital gain and $3 million reversal in unrealized capital depreciation)
        Alternative 2
        Assumptions

•	Year 1: $20 million investment made

•	Year 2: FMV of investment determined to be $17 million

•	Year 3: FMV of investment determined to be $17 million

•	Year 4: FMV of investment determined to be $21 million

•	Year 5: FMV of investment determined to be $18 million

•	Year 6: Investment sold for $15 million
The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

•	Year 3: No impact

•	Year 4: Increase base amount on which the second part of the incentive fee is calculated by $3 million (reversal in unrealized capital depreciation)

•	Year 5: Decrease base amount on which the second part of the incentive fee is calculated by $2 million (unrealized capital depreciation)

•
Year 6:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million ($5 million of realized capital loss offset by a $2 million reversal in unrealized capital depreciation)

        Alternative 3
        Assumptions

•	Year 1: $20 million investment made in company A, or Investment A, and $20 million investment made in company B, or Investment B

•	Year 2: FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

•	Year 3: Investment A is sold for $23 million
The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $2 million (realized capital loss on Investment B)

•	Year 3: Increase base amount on which the second part of the incentive fee is calculated by $3 million (realized capital gain on Investment A)
Alternative 4
Assumptions

•	Year 1: $20 million investment made in company A, or Investment A, and $20 million investment made in company B, or Investment B

•	Year 2: FMV of Investment A is determined to be $21 million, and FMV of Investment B is determined to be $17 million

•	Year 3: FMV of Investment A is determined to be $18 million, and FMV of Investment B is determined to be $18 million

•	Year 4: FMV of Investment A is determined to be $19 million, and FMV of Investment B is determined to be $21 million

•	Year 5: Investment A is sold for $17 million, and Investment B is sold for $23 million
The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation on Investment B)

•
Year 3:    Decrease base amount on which the second part of the incentive fee is calculated by $1 million ($2 million in unrealized capital depreciation on Investment A and $1 million recovery in unrealized capital depreciation on Investment B)

•
Year 4:    Increase base amount on which the second part of the incentive fee is calculated by $3 million ($1 million recovery in unrealized capital depreciation on Investment A and $2 million recovery in unrealized capital depreciation on Investment B)

•
Year 5:    Increase base amount on which the second part of the incentive fee is calculated by $1 million ($3 million realized capital gain on Investment B offset by $3 million realized capital loss on Investment A plus a $1 million reversal in unrealized capital depreciation on Investment A from Year 4)

Payment of our expenses
All investment professionals of the Investment Adviser and its staff, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Investment Adviser. We bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firms); expenses incurred by Prospect Capital Management payable to third parties, including agents, consultants or other advisers (such as independent valuation firms, accountants and legal counsel), in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, and dividends payable on preferred stock, if any, incurred to finance our investments; offerings of our debt, our preferred shares, our common stock and other securities; investment advisory fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us, by our Investment Adviser or by Prospect Administration in connection with administering our business, such as our allocable portion of overhead under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and his staff, including the internal legal staff.
Duration and Termination
The Investment Advisory Agreement was originally approved by our Board of Directors on June 23, 2004 and was recently re-approved by the Board of Directors on May 5, 2014 for an additional one-year term expiring June 22, 2015. Unless terminated earlier as described below, it will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days' written notice to the other. See "Risk Factors—Risks Relating to Our Business—We are dependent upon Prospect Capital Management's key management personnel for our future success."
Administration Agreement
We have also entered into an Administration Agreement with Prospect Administration LLC (“Prospect Administration”) under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and his staff. For the years ended June 30, 2014, 2013 and 2012, the reimbursement was approximately $14.4 million, $8.7 million and $6.8 million, respectively. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance (see "Managerial Assistance" below). After identifying those whole and partial portions of its internal and external costs and expenses incurred by Prospect Administration to provide administrative services to us or our portfolio companies (e.g., personnel (compensation and overhead), infrastructure, vendors, etc.) and that are reimbursable under the Administration Agreement, Prospect Administration allocates to us all such costs and expenses not previously reimbursed to Prospect Administration by us or our portfolio companies. Our payments to Prospect Administration for these allocated costs and expenses are periodically reviewed by our Board of Directors, which oversees the allocation of the foregoing costs and expenses. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a subsidiary of the Investment Adviser.
During the years ended June 30, 2014, 2013 and 2012, Prospect Administration received payments of $7.6 million, $1.4 million and $1.1 million directly from our controlled portfolio companies for legal, tax and portfolio level accounting services. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration. Had Prospect Administration not received these payments, Prospect Administration's charges for its administrative services would have increased by these amounts.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for us.
Indemnification
The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Capital Management's services under the Investment Advisory Agreement or otherwise as our investment adviser.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration's services under the Administration Agreement or otherwise as our administrator.
Board of Directors approval of the Investment Advisory Agreement
On May 5, 2014, our Board of Directors voted unanimously to renew the Investment Advisory Agreement for the 12-month period ending June 22, 2015. In its consideration of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by Prospect Capital Management; (b) comparative data with respect to advisory fees or expense ratios paid by other business development companies with similar investment objectives; (c) our projected operating expenses; (d) the projected profitability of Prospect Capital Management and any existing and potential sources of indirect income to Prospect Capital Management or Prospect Administration from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of Prospect Capital Management and its affiliates and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure. In approving the renewal of the Investment
Advisory Agreement, the Board of Directors, including all of the directors who are not "interested persons," considered the following:

•
Nature, Quality and Extent of Services.  The Board of Directors considered the nature, extent and quality of the investment selection process employed by Prospect Capital Management. The Board of Directors also considered Prospect Capital Management's personnel and their prior experience in connection with the types of investments made by us. The Board of Directors concluded that the services to be provided under the Investment Advisory Agreement are generally the same as those of comparable business development companies described in the available market data.

•
Investment Performance.  The Board of Directors reviewed our investment performance as well as comparative data with respect to the investment performance of other externally managed business development companies. The Board of Directors concluded that Prospect Capital Management was delivering results consistent with our investment objective and that our investment performance was satisfactory when compared to comparable business development companies.

•
The reasonableness of the fees paid to Prospect Capital Management.  The Board of Directors considered comparative data based on publicly available information on other business development companies with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other business development companies as well as our projected operating expenses and expense ratio compared to other business development companies. The Board of Directors, on behalf of the Company, also considered the profitability of Prospect Capital Management. Based upon its review, the Board of Directors concluded that the fees to be paid under the Investment Advisory Agreement are reasonable compared to other business development companies.

•
Economies of Scale.  The Board of Directors considered information about the potential of Prospect Capital Management to realize economies of scale in managing our assets, and determined that at this time there were not economies of scale to be realized by Prospect Capital Management.

Based on the information reviewed and the discussions detailed above, the Board of Directors (including all of the directors who are not "interested persons") concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the renewal of the Investment Advisory Agreement with Prospect Capital Management as being in the best interests of the Company and its stockholders.
Portfolio Managers
The following individuals function as portfolio managers primarily responsible for the day-to-day management of our portfolio. Our portfolio managers are not responsible for day-to-day management of any other accounts. For a description of their principal occupations for the past five years, see above.

Name	Position	Length of Service with Company (Years)
John F. Barry III	Chairman and Chief Executive Officer	10
M. Grier Eliasek	President and Chief Operating Officer	10
Mr. Eliasek receives no compensation from the Company. Mr. Eliasek receives a salary and bonus from Prospect Capital Management that takes into account his role as a senior officer of the Company and of Prospect Capital Management, his performance and the performance of each of Prospect Capital Management and the Company. Mr. Barry receives no compensation from the Company. Mr. Barry, as the sole member of Prospect Capital Management, receives a salary and/or bonus from Prospect Capital Management and is entitled to equity distributions after all other obligations of Prospect Capital Management are met.
The following table sets forth the dollar range of our common stock beneficially owned by each of the portfolio managers described above as of June 30, 2014.

Name	Aggregate Dollar Range of Common Stock Beneficially Owned by Prospect Capital Management
John F. Barry III	Over $100,000
M. Grier Eliasek	Over $100,000
Managerial Assistance
As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. "Making available significant managerial assistance" refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us will vary according to the particular needs of each portfolio company. Examples of such activities include advice on marketing, operations, fulfillment and overall strategy, capital budgeting, managing relationships with financing sources, recruiting management personnel, evaluating acquisition and divestiture opportunities, participating in board and management meetings, consulting with and advising officers of portfolio companies, and providing other organizational and financial guidance.
Prospect Administration, through a managerial assistance agreement executed with each portfolio company to which we provide managerial assistance, provides such managerial assistance on our behalf. In doing so, Prospect Administration utilizes personnel of our Investment Adviser, Prospect Capital Management. We, on behalf of Prospect Administration, invoice portfolio companies receiving and paying for managerial assistance, and we remit to Prospect Administration its allocated cost of providing such services, including payments to Prospect Capital Management for personnel it utilizes for that purpose. Our payments to Prospect Administration are periodically reviewed by our Board of Directors.
During the years ended June 30, 2014, 2013 and 2012, we received payments of $7.5 million, $5.4 million and $1.8 million, respectively, from our portfolio companies for managerial assistance and subsequently remitted these amounts to Prospect Administration.
License Agreement
We entered into a license agreement with Prospect Capital Investment Management, LLC, an affiliate of Prospect Capital Management, pursuant to which Prospect Capital Investment Management agreed to grant us a non-exclusive, royalty free license to use the name "Prospect Capital." Under this agreement, we have a right to use the Prospect Capital name, for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the Prospect Capital name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Investment Adviser is in effect.
CERTAIN RELATIONSHIPS AND TRANSACTIONS
We have entered into the Investment Advisory Agreement with Prospect Capital Management. Our Chairman of the Board of Directors is the sole member of and controls Prospect Capital Management. Our senior management may in the future also serve as principals of other investment managers affiliated with Prospect Capital Management that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the principals of Prospect Capital Management may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Prospect Capital Management. However, our Investment Adviser and other members of the affiliated present and predecessor companies of Prospect Capital Management intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See "Risk Factors—Risks Relating To Our Business—Potential conflicts of interest could impact our investment returns" and "Risk Factors—Risks Relating To Our Securities—Our ability to enter into transactions with our affiliates is restricted."
In addition, pursuant to the terms of the Administration Agreement, Prospect Administration provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. Prospect Capital Management is the sole member of and controls Prospect Administration.
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
As of October 31, 2014, there were no persons that owned 25% or more of our outstanding voting securities, and we believe no person should be deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of October 31, 2014, certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group. Unless otherwise indicated, we believe that the beneficial owners set forth in the tables below have sole voting and investment power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class(1)
5% or more holders
None
Executive officers and directors as a group	4,788,229	1.4%
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(1)
Based on a total of 352,597,291 shares of our common stock issued and outstanding as of October 31, 2014, including sales of shares under our at-the-market offering program which will settle through November 3, 2014.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors and officers as of June 30, 2014. We are not part of a "family of investment companies" as that term is defined in the 1940 Act.

Name of Director or Officer	Dollar Range of Equity Securities in the Company(1)
Independent Directors
William J. Gremp	$10,001 - $50,000
Andrew C. Cooper	None
Eugene S. Stark	Over $100,000
Interested Directors
John F. Barry III(2)	Over $100,000
M. Grier Eliasek	Over $100,000
Officer
Brian H. Oswald	Over $100,000
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(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

(2)
Represents an indirect beneficial ownership in shares of our common stock, that are beneficially owned directly by Prospect Capital Management, by reason of Mr. Barry's position as a control person of Prospect Capital Management.

PORTFOLIO COMPANIES
The following is a listing of our portfolio companies at June 30, 2014. Values are as of June 30, 2014.
The portfolio companies are presented in three categories: "companies more than 25% owned" are portfolio companies in which Prospect directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, such portfolio company is presumed to be controlled by us under the 1940 Act; "companies owned 5% to 25%" are portfolio companies where Prospect directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company and/or holds one or more seats on the portfolio company's Board of Directors and, therefore, such portfolio company is deemed to be an affiliated person with us under the 1940 Act; "companies less than 5% owned" are portfolio companies where Prospect directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where it has no other affiliations with such portfolio company. As of June 30, 2014, Prospect owned controlling interests in AMU Holdings Inc.; APH Property Holdings, LLC; Arctic Oilfield Equipment USA, Inc.; ARRM Services, Inc. (f/k/a ARRM Holdings Inc.); AWC, LLC; BXC Company, Inc. (f/k/a BXC Holding Company); CCPI Holdings Inc.; CP Holdings of Delaware LLC; Credit Central Holdings of Delaware, LLC; Echelon Aviation LLC; Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings, Inc.); First Tower Holdings of Delaware LLC; Gulf Coast Machine & Supply Company; Harbortouch Holdings of Delaware Inc.; The Healing Staff, Inc.; Manx Energy, Inc.; MITY Holdings of Delaware Inc.; Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc.; NPH Property Holdings, LLC; R-V Industries, Inc.; STI Holding, Inc.; UPH Property Holdings, LLC; Valley Electric Holdings I, Inc.; and Wolf Energy Holdings Inc. We also own an affiliated interest in BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork). Prospect makes available significant managerial assistance to its portfolio companies. Prospect generally requests and may receive rights to observe the meetings of its portfolio companies' Boards of Directors.

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Companies more than 25% owned
AMU Holdings Inc.	Property Management (Pennsylvania)	Senior Secured Term Loan A to Airmall Inc. (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/30/2015)	First priority lien			27,587
		Senior Secured Term Loan B to Airmall Inc. (12.00% plus 6.00% PIK, due 12/31/2015)	First priority lien			17,697
		Series A Preferred Stock of AMU Holdings Inc. (9,919.684 shares)		100.00%	—
		Common Stock of AMU Holdings Inc. (100 shares)		100.00%	—
APH Property Holdings, LLC	Real Estate (Florida)	Senior Term Loan to American Property REIT Corp. (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)	First priority lien			167,743
		Membership Interest in APH Property Holdings, LLC		100.00%	38,416
Arctic Oilfield Equipment USA, Inc.	Oil & Gas Production (Wyoming)	Senior Secured Term Loan to Arctic Energy Services, LLC (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 5/5/2019)	First priority lien			31,640
		Senior Subordinated Term Loan to Arctic Energy Services, LLC (14.00% (LIBOR + 11.00% with 3.00% LIBOR floor), due 5/5/2019)	Second priority lien			20,230
		Common Stock of Arctic Oilfield Equipment USA, Inc. (100 shares)		100.00%	9,244
ARRM Services, Inc. (f/k/a ARRM Holdings Inc.)	Manufacturing (South Carolina)	Senior Secured Note to Ajax Rolled Ring & Machine, LLC (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/30/2018)	First priority lien			19,337
		Series B Preferred Stock of ARRM Services, Inc. (25,000 shares)		100.00%	6,199
		Series A Convertible Preferred Stock of ARRM Services, Inc. (6,142.60 shares)		85.76%	—
		Common Stock of ARRM Services, Inc. (6.00 shares)		2.09%	—

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
AWC, LLC	Machinery (North Carolina)	Members Units – Class A (1,800,000 units)			—
		Members Units – Class B-1 (1 unit)			—
		Members Units – Class B-2 (7,999,999 units)			—
BXC Company, Inc. (f/k/a BXC Holding Company)	Textiles, Apparel & Luxury Goods (Georgia)	Senior Secured Term Loan A to Boxercraft Incorporated (10.00% plus 1.00% PIK, in non-accrual status effective 1/1/2014, due 9/15/2015)	First priority lien			1,629
		Senior Secured Term Loan B to Boxercraft Incorporated (10.00% plus 1.00% PIK, in non-accrual status effective 1/1/2014, due 9/15/2015)	First priority lien			486
		Senior Secured Term Loan C to Boxercraft Incorporated (10.00% plus 1.00% PIK, in non-accrual status effective 1/1/2014, due 9/15/2015)	First priority lien			—
		Senior Secured Term Loan D to Boxercraft Incorporated (10.00% plus 1.00% PIK, in non-accrual status effective 4/18/2014, due 9/15/2015)	First priority lien			—
		Senior Secured Term Loan to Boxercraft Incorporated (10.00% plus 1.00% PIK, in non-accrual status effective 1/1/2014, due 9/15/2015)	First priority lien			—
		Series A Preferred Stock of BXC Company, Inc. (12,520,000 shares)		86.68%	—
		Series B Preferred Stock of BXC Company, Inc. (2,400,000 shares)		96.80%	—
		Common Stock of BXC Company, Inc. (138,250 shares)		83.10%	—
		Warrant (to purchase 15% of all classes of equity of BXC Company, Inc., expires 8/31/2022)			—
CCPI Holdings Inc.	Manufacturing (Ohio)	Senior Secured Term Loan A to CCPI Inc. (10.00%, due 12/31/2017)	First priority lien			17,213
		Senior Secured Term Loan B to CCPI Inc. (12.00% plus 7.00% PIK, due 12/31/2017)	First priority lien			8,245
		Common Stock of CCPI Holdings Inc. (100 shares)		100.00%	7,136
CP Holdings of Delaware LLC	Oil & Gas Production (Oklahoma)	Senior Secured Term Loan A to CP Well Testing, LLC (7.00% (LIBOR + 5.00% with 2.00% LIBOR floor), due 4/1/2019)	First priority lien			11,035
		Senior Secured Term Loan B to CP Well Testing, LLC (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor) plus 7.50% PIK, due 4/1/2019)	First priority lien			72,238
		Second Lien Term Loan to CP Well Testing, LLC (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor) plus 9.00% PIK, due 4/1/2019)	Second priority lien			15,000
		Membership Interest in CP Holdings of Delaware LLC		100.00%	31,846
Credit Central Holdings of Delaware, LLC(1)	Consumer Finance (Ohio)	Subordinated Term Loan to Credit Central Loan Company, LLC (10.00% plus 10.00% PIK, due 6/26/2019)	Second priority lien			36,333
		Membership Interest in Credit Central Holdings of Delaware, LLC		100.00%	14,099
Echelon Aviation LLC	Aerospace & Defense (New York)	Senior Secured Revolving Credit Facility to Echelon Aviation LLC – $150,000 Commitment (11.75% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)	First priority lien			78,521
		Membership Interest in Echelon Aviation LLC		100.00%	14,107

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Energy Solutions Holdings Inc.	Energy (Texas)	Senior Secured Note to Vessel Company, LLC (18.00%, due 12/12/2016)	First priority lien			3,500
		Senior Secured Note to Vessel Company II, LLC (13.00%, due 11/25/2018)	First priority lien			12,504
		Senior Secured Note to Vessel Company III, LLC (13.00%, due 12/3/2018)	First priority lien			16,000
		Senior Secured Note to Yatesville Coal Company, LLC (in non-accrual status effective 1/1/2009, past due)	First priority lien			—
		Common Stock of Energy Solutions Holdings Inc. (100 shares)		100.00%	—
First Tower Holdings of Delaware LLC(1)	Consumer Finance (Mississippi)	Subordinated Term Loan to First Tower, LLC (10.00% plus 7.00% PIK, due 6/24/2019)	Second priority lien			251,246
		Membership Interest in First Tower Holdings of Delaware LLC		100.00%	75,539
Gulf Coast Machine & Supply Company	Manufacturing (Texas)	Senior Secured Term Loan to Gulf Coast Machine & Supply Company (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor) plus 2.00% default interest on principal, due 10/12/2017)	First priority lien			14,459
		Series A Convertible Preferred Stock of Gulf Coast Machine & Supply Company (99,900 shares)		100.00%	—
Harbortouch Holdings of Delaware Inc.	Business Services (Pennsylvania)	Senior Secured Term Loan A to Harbortouch Payments, LLC (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor), due 9/30/2017)	First priority lien			130,796
		Senior Secured Term Loan B to Harbortouch Payments, LLC (5.50% (LIBOR + 4.00% with 1.50% LIBOR floor) plus 5.50% PIK, due 3/31/2018)	First priority lien			137,226
		Common Stock of Harbortouch Holdings of Delaware Inc. (100 share)		100.00%	23,292
The Healing Staff, Inc.	Contracting (North Carolina)	Secured Promissory Notes to The Healing Staff, Inc. and Vets Securing America, Inc. (15.00%, in non-accrual status effective 12/22/2010, past due)	First priority lien			—
		Senior Demand Note to The Healing Staff, Inc. (15.00%, in non-accrual status effective 11/1/2010, past due)	First priority lien			—
		Common Stock of The Healing Staff, Inc. (1,000 shares)		100.00%	—
		Common Stock of Vets Securing America, Inc. (1 share)		100.00%	—
Manx Energy, Inc.	Oil & Gas Production (Kansas)	Senior Secured Note to Manx Energy, Inc. (13.00%, in non-accrual status effective 1/19/2010, past due)	First priority lien			—
		Series A-1 Preferred Stock of Manx Energy, Inc. (6,635 shares)		75.96%	—
		Common Stock of Manx Energy, Inc. (17,082 shares)		0.40%	—
MITY Holdings of Delaware Inc.	Durable Consumer Products (Utah)	Revolving Line of Credit to MITY, Inc. – $7,500 Commitment (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 12/23/2014)	First priority lien			—
		Senior Secured Note A to MITY, Inc. (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 3/19/2019)	First priority lien			18,250
		Senior Secured Note B to MITY, Inc. (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 3/19/2019)	First priority lien			15,769
		Common Stock of MITY Holdings of Delaware Inc. (100 shares)		100.00%	15,270

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Nationwide Acceptance Holdings LLC(1)	Consumer Finance (Illinois)	Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2019)	Second priority lien			14,820
		Membership Interest in Nationwide Acceptance Holdings LLC		100.00%	15,103
NMMB Holdings, Inc.	Media (New York)	Senior Secured Note to NMMB, Inc. (14.00%, due 5/6/2016)	First priority lien			2,183
		Senior Secured Note to Armed Forces Communications, Inc. (14.00%, due 5/6/2016)	First priority lien			4,114
		Series B Convertible Preferred Stock of NMMB Holdings, Inc. (8,086 shares)		100.00%	—
		Series A Preferred Stock of NMMB Holdings, Inc. (4,400 shares)		100.00%	—
NPH Property Holdings, LLC	Real Estate (Texas)	Senior Term Loan to National Property REIT Corp. (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)	First priority lien			105,309
		Membership Interest in NPH Property Holdings, LLC		100.00%	19,202
R-V Industries, Inc.	Manufacturing (Pennsylvania)	Senior Subordinated Note to R-V Industries, Inc. (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/12/2018)	Second priority lien			30,411
		Common Stock of R-V Industries, Inc. (545,107 shares)		84.62%	19,989
		Warrant (to purchase 200,000 shares of Common Stock of R-V Industries, expires 6/30/2017)			7,334
STI Holding, Inc.	Manufacturing (California)	Revolving Line of Credit to Borga, Inc. – $1,150 Commitment (5.00% (PRIME + 1.75%), in non-accrual status effective 3/2/2010, past due)	First priority lien			436
		Senior Secured Term Loan B to Borga, Inc. (8.50% (PRIME + 5.25%), in non-accrual status effective 3/2/2010, past due)	First priority lien			—
		Senior Secured Term Loan C to Borga, Inc. (12.00% plus 4.00% PIK, in non-accrual status effective 3/2/2010, past due)	First priority lien			—
		Common Stock of STI Holding, Inc. (100 shares)		100.00%	—
		Warrant (to purchase 33,750 shares of Common Stock of Borga, Inc., expires 5/6/2015)			—
UPH Property Holdings, LLC	Real Estate (Georgia)	Senior Term Loan to United Property REIT Corp. (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)	First priority lien			19,027
		Membership Interest in UPH Property Holdings, LLC		100.00%	5,539
Valley Electric Holdings I, Inc.	Construction & Engineering (Washington)	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2017)	First priority lien			10,081
		Senior Secured Note to Valley Electric Company, Inc. (10.00% plus 8.5% PIK, due 12/31/2018)	First priority lien			20,500
		Common Stock of Valley Electric Holdings I, Inc. (100 shares)		100.00%	2,975

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Wolf Energy Holdings Inc.	Oil & Gas Production (Kansas)	Senior Secured Promissory Note to Wolf Energy, LLC secured by assets formerly owned by H&M (18.00%, in non-accrual status effective 4/15/2013, due 4/15/2018)	First priority lien			3,386
		Senior Secured Note to Appalachian Energy LLC (8.00%, in non-accrual status effective 1/19/2010, past due)	First priority lien			—
		Senior Secured Note to Appalachian Energy LLC (8.00%, in non-accrual status, past due)	First priority lien			—
		Senior Secured Note to Coalbed, LLC (8.00%, in non-accrual status effective 1/19/2010, past due)	First priority lien			—
		Common Stock of Wolf Energy Holdings Inc. (100 shares)		100.00%	—
		Net Profits Interest in Wolf Energy, LLC (8% of Equity Distributions)			213
Companies 5% to 25% owned
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	Healthcare (Michigan)	Senior Secured Note (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 12/17/2017)	First priority lien			28,950
		Series A Preferred Stock (9,925.455 shares)		11.68%	3,171
		Series B Preferred Stock (1,753.636 shares)		9.98%	—
Companies less than 5% owned
Aderant North America, Inc.	Software & Computer Services (Georgia)	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 6/20/2019)	Second priority lien			7,000
Aircraft Fasteners International, LLC	Machinery (California)	Class A Units (32,500 units)		5.00%	505
ALG USA Holdings, LLC	Hotels, Restaurants & Leisure (Pennsylvania)	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 2/28/2020)	Second priority lien			12,000
Allied Defense Group, Inc.	Aerospace & Defense (Virginia)	Common Stock (10,000 shares)		0.12%	—
American Broadband Holding Company and Cameron Holdings of NC, Inc.	Telecommunication Services (North Carolina)	Senior Secured Term Loan B (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)	First priority lien			74,654
American Gilsonite Company	Metal Services & Minerals (Utah)	Second Lien Term Loan (11.50%, due 9/1/2017)	Second priority lien			38,500
		Membership Interest		2.59%	3,477
Apidos CLO IX(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		52.73%	19,903
Apidos CLO XI(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		90.00%	37,087
Apidos CLO XII(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		95.27%	42,499
Apidos CLO XV(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		83.56%	36,715
Arctic Glacier U.S.A., Inc.	Food Products (Minnesota)	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 11/10/2019)	Second priority lien			150,000

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Ark-La-Tex Wireline Services, LLC	Oil and Gas Production (Louisiana)	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 4/8/2019)	First priority lien			26,831
		Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 4/8/2019)	First priority lien			26,831
		Delayed Draw Term Loan – $5,000 Commitment (, due 4/8/2019)	First priority lien			—
Armor Holding II LLC	Diversified Financial Services (New York)	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)	Second priority lien			6,874
Atlantis Health Care Group (Puerto Rico), Inc.	Healthcare (Puerto Rico)	Revolving Line of Credit – $3,000 Commitment (13.00% (LIBOR + 11.00% with 2.00% LIBOR floor), due 8/21/2014)	First priority lien			2,350
		Senior Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2018)	First priority lien			34,102
Babson CLO Ltd. 2011-I(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		66.16%	33,801
Babson CLO Ltd. 2012-I(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		74.41%	26,401
Babson CLO Ltd. 2012-II(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		73.58%	27,230
Blue Coat Systems, Inc.	Software & Computer Services (Massachusetts)	Second Lien Term Loan (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 6/28/2020)	Second priority lien			11,000
Broder Bros., Co.	Textiles, Apparel & Luxury Goods (Pennsylvania)	Senior Secured Notes (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 4/8/2019)	First priority lien			257,575
Brookside Mill CLO Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		50.86%	25,081
Byrider Systems Acquisition Corp.(1)	Auto Finance (Indiana)	Senior Subordinated Notes (12.00% plus 2.00% PIK, due 11/3/2016)	First priority lien			11,139
Caleel + Hayden, LLC	Personal & Nondurable Consumer Products (Colorado)	Membership Interest		2.80%	182
		Escrow Receivable			118
Capstone Logistics, LLC	Commercial Services (Georgia)	Senior Secured Term Loan A (6.50% (LIBOR + 5.00% with 1.50% LIBOR floor), due 9/16/2016)	First priority lien			92,085
		Senior Secured Term Loan B (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 9/16/2016)	First priority lien			98,465
Cent CLO 17 Limited(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		56.14%	23,896
Cent CLO 20 Limited(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		90.00%	40,259
Cent CLO 21 Limited(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		89.08%	46,154
CIFC Funding 2011-I, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Class D Senior Secured Notes (5.23% (LIBOR + 5.00%, due 1/19/2023)	First priority lien	100.00%		18,037
		Class E Subordinated Notes (7.23% (LIBOR + 7.00%, due 1/19/2023)	Second priority lien	86.03%		15,162
CIFC Funding 2013-III, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		90.00%	43,217

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
CIFC Funding 2013-IV, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		85.05%	40,934
Cinedigm DC Holdings, LLC	Software & Computer Services (New York)	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)	First priority lien			68,714
The Copernicus Group, Inc.	Healthcare (North Carolina)	Escrow Receivable			115
Correctional Healthcare Holding Company, Inc.	Healthcare (Colorado)	Second Lien Term Loan (11.25%, due 1/11/2020)	Second priority lien			27,642
Coverall North America, Inc.	Commercial Services (Florida)	Senior Secured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor), due 12/17/2017)	First priority lien			51,210
Crosman Corporation	Manufacturing (New York)	Second Lien Term Loan (12.00% (LIBOR + 10.50% with 1.50% LIBOR floor), due 12/30/2019)	Second priority lien			39,708
CRT MIDCO, LLC	Media (Wisconsin)	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2017)	First priority lien			47,504
Deltek, Inc.	Software & Computer Services (Virginia)	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 10/10/2019)	Second priority lien			12,000
Diamondback Operating, LP	Oil & Gas Production (Oklahoma)	Net Profits Interest (15% of Equity Distributions)			—
Dover Saddlery, Inc.	Retail (Massachusetts)	Common Stock (30,974 shares)		0.58%	168
Edmentum, Inc. (f/k/a Archipelago Learning, Inc.)	Consumer Services (Minnesota)	Second Lien Term Loan (11.25% (LIBOR + 9.75% with 1.50% LIBOR floor), due 5/17/2019)	Second priority lien			50,000
Empire Today, LLC	Durable Consumer Products (Illinois)	Senior Secured Note (11.375%, due 2/1/2017)	First priority lien			15,700
Fischbein, LLC	Machinery (North Carolina)	Escrow Receivable			116
Fleetwash, Inc.	Business Services (New Jersey)	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 4/30/2019)	First priority lien			25,000
		Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 4/30/2019)	First priority lien			25,000
		Delayed Draw Term Loan – $15,000 Commitment (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 4/30/2019)	First priority lien			—
Focus Brands, Inc.	Consumer Services (Georgia)	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)	Second priority lien			18,000
Focus Products Group International, LLC (f/k/a FPG, LLC)	Durable Consumer Products (Illinois)	Senior Secured Term Loan (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 1/20/2017)	First priority lien			19,886
		Common Stock (5,638 shares)		0.37%	—
Galaxy XII CLO, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		51.16%	20,449
Galaxy XV CLO, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		50.34%	31,824
Galaxy XVI CLO, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		51.02%	20,573
Galaxy XVII CLO, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		79.10%	36,589
Global Employment Solutions, Inc.	Business Services (Colorado)	Senior Secured Term Loan (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 3/25/2019)	First priority lien			28,464

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Grocery Outlet, Inc.	Retail (California)	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 6/17/2019)	Second priority lien			14,457
GTP Operations, LLC (f/k/a CI (Transplace) Holdings, LLC)	Software & Computer Services (Texas)	Senior Secured Term Loan (10.00% (LIBOR + 5.00% with 5.00% LIBOR floor), due 12/11/2018)	First priority lien			112,546
Halcyon Loan Advisors Funding 2012-1 Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		62.88%	22,570
Halcyon Loan Advisors Funding 2013-1 Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		78.60%	41,509
Halcyon Loan Advisors Funding 2014-1 Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		63.64%	23,110
Halcyon Loan Advisors Funding 2014-2 Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		78.37%	38,066
Harley Marine Services, Inc.	Transportation (Washington)	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 12/20/2019)	Second priority lien			8,832
ICON Health & Fitness, Inc.	Durable Consumer Products (Utah)	Senior Secured Note (11.875%, due 10/15/2016)	First priority lien			20,889
ICV-CSI Holdings, LLC (f/k/a Cargo Airport Services USA, LLC)	Transportation (New York)	Membership Units (1.6 units)		4.71%	2,079
IDQ Holdings, Inc.	Automobile (Texas)	Senior Secured Note (11.50%, due 4/1/2017)	First priority lien			12,500
Ikaria, Inc.	Healthcare (New Jersey)	Second Lien Term Loan (8.75% (LIBOR + 7.75% with 1.00% LIBOR floor), due 2/12/2022)	Second priority lien			25,000
Injured Workers Pharmacy, LLC	Healthcare (Massachusetts)	Second Lien Term Loan (11.50% (LIBOR + 7.00% with 4.50% LIBOR floor) plus 1.00% PIK, due 5/31/2019)	Second priority lien			22,904
Instant Web, LLC	Media (Minnesota)	Senior Secured Term Loan A (5.50% (LIBOR + 4.50% with 1.00% LIBOR floor), due 3/28/2019)	First priority lien			126,453
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/28/2019)	First priority lien			128,000
		Senior Secured Term Loan C (12.75% (LIBOR + 11.75% with 1.00% LIBOR floor), due 3/28/2019)	First priority lien			12,500
InterDent, Inc.	Healthcare (California)	Senior Secured Term Loan A (7.25% (LIBOR + 5.75% with 1.50% LIBOR floor), due 8/3/2017)	First priority lien			63,225
		Senior Secured Term Loan B (12.25% (LIBOR + 9.25% with 3.00% LIBOR floor), due 8/3/2017)	First priority lien			67,625
JHH Holdings, Inc.	Healthcare (Texas)	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor) plus 0.50% PIK, due 3/30/2019)	Second priority lien			35,119
LaserShip, Inc.	Transportation (Virginia)	Revolving Line of Credit – $5,000 Commitment (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2014)	First priority lien			—
		Senior Secured Term Loan A (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 3/18/2019)	First priority lien			36,094
		Senior Secured Term Loan B (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 3/18/2019)	First priority lien			22,111
		Delayed Draw Term Loan – $6,000 Commitment (2.00%, due 12/31/2015)	First priority lien			—

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
LCM XIV Ltd.(1)	Diversified Financial Services (Cayman Islands)	Income Notes (Residual Interest)		84.13%	25,124
LHC Holdings Corp.	Healthcare (Florida)	Revolving Line of Credit – $750 Commitment (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 5/31/2015)	First priority lien			—
		Senior Subordinated Debt (10.50%, due 5/31/2015)	Second priority lien			1,865
		Membership Interest (125 units)		2.46%	253
Madison Park Funding IX, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		51.00%	27,266
Matrixx Initiatives, Inc.	Pharmaceuticals (New Jersey)	Senior Secured Term Loan A (7.50% (LIBOR + 6.00% with 1.50% LIBOR floor), due 8/9/2018)	First priority lien			36,839
		Senior Secured Term Loan B (12.50% (LIBOR + 11.00% with 1.50% LIBOR floor), due 8/9/2018)	First priority lien			36,851
Maverick Healthcare Equity, LLC	Healthcare (Arizona)	Preferred Units (1,250,000 units)		1.36%	821
		Class A Common Units (1,250,000 units)		1.17%	—
Mountain View CLO 2013-I Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		97.00%	43,555
NCP Finance Limited Partnership(1)	Consumer Finance (Ohio)	Subordinated Secured Term Loan (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)	Second priority lien			12,208
New Century Transportation, Inc.	Transportation (New Jersey)	Senior Subordinated Term Loan (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 4/1/2014, due 2/3/2018)	Second priority lien			—
Nixon, Inc.	Durable Consumer Products (California)	Senior Secured Term Loan (8.75% plus 2.75% PIK, due 4/16/2018)	First priority lien			13,316
NRG Manufacturing, Inc.	Manufacturing (Texas)	Escrow Receivable			1,110
Octagon Investment Partners XV, Ltd.(1)	Diversified Financial Services (Cayman Islands)	Income Notes (Residual Interest)		50.12%	26,732
Onyx Payments, Inc. (f/k/a Pegasus Business Intelligence, LP)	Diversified Financial Services (Texas)	Senior Secured Term Loan A (6.75% (LIBOR + 5.50% with 1.25% LIBOR floor), due 4/18/2018)	First priority lien			15,125
		Senior Secured Term Loan B (13.75% (LIBOR + 12.50% with 1.25% LIBOR floor), due 4/18/2018)	First priority lien			15,938
Pelican Products, Inc.	Durable Consumer Products (California)	Second Lien Term Loan (9.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 4/9/2021)	Second priority lien			17,500
Photonis Technologies SAS(1)	Aerospace & Defense (France)	First Lien Term Loan (8.50% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)	First priority lien			10,339
Pinnacle (US) Acquisition Co. Limited	Software & Computer Services (Texas)	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)	Second priority lien			10,000
PrimeSport, Inc.	Hotels, Restaurants & Leisure (Georgia)	Revolving Line of Credit – $15,000 Commitment (10.00% (LIBOR + 9.50% with 0.50% LIBOR floor), due 12/23/2014)	First priority lien			—
		Senior Secured Term Loan A (7.50% (LIBOR + 6.50% with 1.00% LIBOR floor), due 12/23/2019)	First priority lien			43,263
		Senior Secured Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor) plus 1.00% PIK, due 12/23/2019)	First priority lien			43,700
Prince Mineral Holding Corp.	Metal Services & Minerals (New York)	Senior Secured Term Loan (11.50%, due 12/15/2019)	First priority lien			10,000

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Progrexion Holdings, Inc.	Consumer Services (Utah)	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 9/14/2017)	First priority lien			436,647
Rocket Software, Inc.	Software & Computer Services (Massachusetts)	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)	Second priority lien			20,000
Royal Adhesives & Sealants, LLC	Chemicals (Indiana)	Second Lien Term Loan (9.75% (LIBOR + 8.50% with 1.25% LIBOR floor), due 1/31/2019)	Second priority lien			19,713
Ryan, LLC	Business Services (Texas)	Subordinated Unsecured Notes (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 3.00% PIK, due 6/30/2018)	None			70,531
Sandow Media, LLC	Media (Florida)	Senior Secured Term Loan (12.00%, due 5/8/2018)	First priority lien			23,524
Small Business Whole Loan Portfolio	Diversified Financial Services (New York)	144 small business loans issued by OnDeck Capital, Inc.	None			4,252
Snacks Parent Corporation	Food Products (Minnesota)	Series A Preferred Stock (4,021.45 shares)		0.37%	—
		Series B Preferred Stock (1,866.10 shares)		0.37%	—
		Warrant (to purchase 31,196.52 shares of Common Stock, expires 11/12/2020)			1,819
Spartan Energy Services, Inc.	Energy (Louisiana)	Senior Secured Term Loan (10.50% (LIBOR + 9.00% with 1.50% LIBOR floor), due 12/28/2017)	First priority lien			35,633
Speedy Group Holdings Corp.(1)	Consumer Finance (Canada)	Senior Unsecured Notes (12.00%, due 11/15/2017)	None			15,000
Sport Helmets Holdings, LLC	Personal & Nondurable Consumer Products (New York)	Escrow Receivable			130
Stauber Performance Ingredients, Inc.	Food Products (California)	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 1/21/2016)	First priority lien			12,809
		Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 5/21/2017)	First priority lien			9,975
Stryker Energy, LLC	Oil & Gas Production (Ohio)	Subordinated Secured Revolving Credit Facility – $50,300 Commitment (12.25% (LIBOR + 10.75% with 1.50% LIBOR floor) plus 3.75% PIK, in non-accrual status effective 12/1/2011, due 12/1/2015)	Second priority lien			—
		Overriding Royalty Interests			—
Sudbury Mill CLO Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		61.30%	26,140
Symphony CLO IX Ltd.(1)	Diversified Financial Services (Cayman Islands)	Preference Shares (Residual Interest)		71.09%	44,294
Symphony CLO XIV Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		67.47%	49,025
System One Holdings, LLC	Business Services (Pennsylvania)	Senior Secured Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2018)	First priority lien			44,646
Targus Group International, Inc.	Durable Consumer Products (California)	First Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor) plus 1.0% PIK, due 5/24/2016)	First priority lien			19,949
TB Corp.	Hotels, Restaurants & Leisure (Texas)	Senior Subordinated Note (12.00% plus 1.50% PIK, due 12/19/2018)	Second priority lien			23,628
Tectum Holdings, Inc.	Automobile (Michigan)	Second Lien Term Loan (9.00% (LIBOR + 8.00%, due 3/12/2019)	Second priority lien			9,952
Therakos, Inc.	Healthcare (New Jersey)	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor), due 6/27/2018)	Second priority lien			13,000

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Tolt Solutions, Inc.	Business Services (South Carolina)	Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), due 3/7/2019)	First priority lien			48,705
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/7/2019)	First priority lien			48,900
Traeger Pellet Grills LLC	Durable Consumer Products (Oregon)	Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2018)	First priority lien			29,100
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2018)	First priority lien			29,700
Transaction Network Services, Inc.	Telecommunication Services (Virginia)	Second Lien Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 8/14/2020)	Second priority lien			5,000
TriMark USA, LLC	Hotels, Restaurants & Leisure (Massachusetts)	Second Lien Term Loan (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 8/11/2019)	Second priority lien			9,810
United Sporting Companies, Inc.	Durable Consumer Products (South Carolina)	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor), due 5/16/2018)	Second priority lien			160,000
United States Environmental Services, LLC	Commercial Services (Texas)	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 3/31/2019)	First priority lien			23,850
		Senior Secured Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor), due 3/31/2019)	First priority lien			36,000
Venio LLC (f/k/a LM Keane Acquisition Co.)	Business Services (Pennsylvania)	Second Lien Term Loan (12.00% (LIBOR + 9.50% with 2.50% LIBOR floor), due 2/19/2020)	Second priority lien			16,726
Voya CLO 2012-2, Ltd. (f/k/a ING IM CLO 2012-2, Ltd.)(1)	Diversified Financial Services (Cayman Islands)	Income Notes (Residual Interest)		95.00%	35,843
Voya CLO 2012-3, Ltd. (f/k/a ING IM CLO 2012-3, Ltd.)(1)	Diversified Financial Services (Cayman Islands)	Income Notes (Residual Interest)		95.01%	43,960
Voya CLO 2012-4, Ltd. (f/k/a ING IM CLO 2012-4, Ltd.)(1)	Diversified Financial Services (Cayman Islands)	Income Notes (Residual Interest)		95.00%	39,647
Voya CLO 2014-1, Ltd. (f/k/a ING IM CLO 2014-1, Ltd.)(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		94.27%	32,949
Washington Mill CLO Ltd.(1)	Diversified Financial Services (Cayman Islands)	Subordinated Notes (Residual Interest)		52.87%	21,583
Water Pik, Inc.	Personal & Nondurable Consumer Products (Colorado)	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 1/8/2021)	Second priority lien			10,604
Wheel Pros, LLC	Business Services (Colorado)	Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)	Second priority lien			12,000
		Delayed Draw Term Loan – $3,000 Commitment (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 12/30/2015)	Second priority lien			—
Wind River Resources Corporation	Oil & Gas Production (Utah)	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal and 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)	First priority lien			—
		Net Profits Interest (5% of Equity Distributions)			—
_______________________________________________________________________________

(1)
Certain investments that the Company has determined are not "qualifying" assets" under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The Company monitors the status of these assets on an ongoing basis

DETERMINATION OF NET ASSET VALUE
The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.
In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Short-term investments which mature in 60 days or less, such as U.S. Treasury bills, are valued at amortized cost, which approximates market value. The amortized cost method involves recording a security at its cost (i.e., principal amount plus any premium and less any discount) on the date of purchase and thereafter amortizing/accreting that difference between the principal amount due at maturity and cost assuming a constant yield to maturity as determined at the time of purchase. Short-term securities which mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.
Most of the investments in our portfolio do not have market quotations which are readily available, meaning the investments do not have actively traded markets. Debt and equity securities for which market quotations are not readily available are valued with the assistance of an independent valuation service using a documented valuation policy and a valuation process that is consistently applied under the direction of our Board of Directors. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see "Risk Factors – Risks Relating to Our Business – Most of our portfolio investments are recorded at fair value as determined in good faith under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments."
The factors that may be taken into account in valuing such investments include, as relevant, the portfolio company's ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, changes in interest rates for similar debt instruments and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material.
As part of the fair valuation process, the independent valuation firms engaged by the Board of Directors perform a review of each debt and equity investment requiring fair valuation and provide a range of values for each investment, which, along with management's valuation recommendations, is reviewed by our Audit Committee. Management and the independent valuation firms may adjust their preliminary evaluations to reflect comments provided by our Audit Committee. The Audit Committee reviews the final valuation reports and management's valuation recommendations and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firms and management may not have included in their evaluation processes. The Board of Directors then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.
Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current accounting standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
At our 2013 annual meeting of stockholders held on December 6, 2013, our stockholders approved our ability to sell, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, an unlimited number of shares of our common stock at any level of discount from NAV per share during the twelve-month period following such approval. This authority does not apply to any shares offered pursuant hereto, as none of the shares offered pursuant to this registration statement are offered by us. In order to sell shares pursuant to this authorization, a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters or sales manager or sales managers of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares of common stock, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount.
We may make sales of our common stock at prices below our most recently determined NAV per share. Pursuant to the approval of our Board of Directors, we have made such sales in the past and we may continue to do so under this prospectus.
In making a determination that an offering below NAV per share is in our and our stockholders' best interests, our Board of Directors considers a variety of factors including matters such as:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares of common stock in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.
Our Board of Directors also considers the fact that sales of common stock at a discount will benefit our Investment Advisor as the Investment Advisor will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at premium to NAV per share.
We will not sell shares of common stock under a prospectus supplement to a registration statement (the "current registration statement") if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.54 and we have 350.0 million shares of common stock outstanding, sale of 70.0 million shares of common stock at net proceeds to us of $5.27 per share (an approximately 50% discount) would produce dilution of 8.33%. If we subsequently determined that our NAV per share increased back to $9.85 on the then 420.0 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 64.7 million shares of common stock at net proceeds to us of $4.93 per share, which would produce dilution of 6.67%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.
Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.
The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

•	existing shareholders who do not purchase any shares of common stock in the offering;

•	existing shareholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and

•	new investors who become shareholders by purchasing shares of common stock in the offering.

NAV per share used in the tables below is based on Prospect's most recently determined NAV per share as of June 30, 2014, as adjusted to give effect to issuances of Prospect common stock since June 30, 2014. The NAV per share used for purposes of providing information in the table below is thus an estimate and does not necessarily reflect actual NAV per share at the time sales are made. Actual NAV per share may be higher or lower based on potential changes in valuations of Prospect's portfolio securities, accruals of income, expenses and distributions declared and thus may be higher or lower at the assumed sales prices than shown below.
The tables below provide hypothetical examples of the impact that an offering at a price less than NAV per share may have on the NAV per share of shareholders and investors who do and do not participate in such an offering. However, the tables below do not show and are not intended to show any potential changes in market price that may occur from an offering at a price less than NAV per share and it is not possible to predict any potential market price change that may occur from such an offering.
Impact On Existing Stockholders Who Do Not Participate in the Offering
Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares of common stock in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares of common stock they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.
The following chart illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to the stockholder authority.
The examples assume that the issuer has 350.0 million common shares outstanding, $6,589,000,000 in total assets and $2,900,000,000 in total liabilities. The current NAV and NAV per share are thus $3,689,000,000 and $10.54. The chart illustrates the dilutive effect on Stockholder A of (1) an offering of 17,500,000 shares of common stock (5% of the outstanding shares of common stock) at $10.01 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 35,000,000 shares of common stock (10% of the outstanding shares of common stock) at $9.49 per share after offering expenses and commissions (a 10% discount from NAV), (3) an offering of 87,500,000 shares of common stock (25% of the outstanding shares of common stock) at $7.91 per share after offering expenses and commissions (a 25% discount from NAV), and (4) an offering of 87,500,000 shares of common stock (25% of the outstanding shares of common stock) at $0.00 per share after offering expenses and commissions (a 100% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$10.45		$9.89		$8.24		$—
Net Proceeds per Share to Issuer		$10.01		$9.49		$7.91		$—
Decrease to NAV
Total Shares Outstanding	350,000,000	367,500,000	5.00%	385,000,000	10.00%	437,500,000	25.00%	437,500,000	25.00%
NAV per Share	$10.54	$10.51	(0.24)%	$10.44	(0.91)%	$10.01	(5.00)%	$8.43	(20.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	350,000	350,000	—%	350,000	—%	350,000	—%	350,000	—%
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(20.00)%	0.08%	(20.00)%
Total NAV Held by Stockholder A	$3,689,000	$3,680,217	(0.24)%	$3,655,464	(0.91)%	$3,504,550	(5.00)%	$2,951,200	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.54 per Share on Shares Held Prior to Sale)		$3,689,000		$3,689,000		$3,689,000		$3,689,000
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(8,783)		$(33,536)		$(184,450)		$(737,800)
NAV per Share Held by Stockholder A		$10.51		$10.44		$10.01		$8.43
Investment per Share Held by Stockholder A (Assumed to be $10.54 per Share on Shares Held Prior to Sale)	$10.54	$10.54		$10.54		$10.54		$10.54
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.03)		$(0.10)		$(0.53)		$(2.11)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(5.00)%		(20.00)%
Impact On Existing Stockholders Who Do Participate in the Offering
Our existing stockholders who participate in an offering below NAV per share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of NAV dilution will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.
The following chart illustrates the level of dilution and accretion in the hypothetical 25% discount offering from the prior chart (Example 3) for a stockholder that acquires shares of common stock equal to (1) 50% of its proportionate share of the offering (i.e., 43,750 shares of common stock, which is 0.05% of an offering of 87,500,000 shares of common stock) rather than its 0.10% proportionate share and (2) 150% of such percentage (i.e., 131,250 shares of common stock, which is 0.15% of an offering of 87,500,000 shares of common stock rather than its 0.10% proportionate share). It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to the stockholder authority.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$8.24		$8.24
Net Proceeds per Share to Issuer		$7.91		$7.91
Decrease to NAV
Total Shares Outstanding	350,000,000	437,500,000	25.00%	437,500,000	25.00%
NAV per Share	$10.54	$10.01	(5.00)%	$10.01	(5.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	350,000	393,750	12.50%	481,250	37.50%
Percentage Held by Stockholder A	0.10%	0.09%	(10.00)%	0.11%	10.00%
Total NAV Held by Stockholder A	$10.54	$3,942,619	6.87%	$4,818,756	30.63%
Total Investment by Stockholder A (Assumed to be $10.54 per Share on Shares Held Prior to Sale)		$4,049,436		$4,770,309
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(106,817)		$48,447
NAV per Share Held by Stockholder A		$10.01		$10.01
Investment per Share Held by Stockholder A (Assumed to be $10.54 per Share on Shares Held Prior to Sale)		$10.28		$9.91
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.27)		$0.10
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(2.64)%		1.02%
Impact On New Investors
Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.
The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares of common stock in the offering as Stockholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to the stockholder authority.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$10.45		$9.89		$8.24
Net Proceeds per Share to Issuer		$10.01		$9.49		$7.91
Decrease to NAV
Total Shares Outstanding	350,000,000	367,500,000	5.00%	385,000,000	10.00%	437,500,000	25.00%
NAV per Share	$10.54	$10.51	(0.24)%	$10.44	(0.91)%	$10.01	(5.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	—	17,500		35,000		87,500
Percentage Held by Stockholder A	—%	—%		0.01%		0.02%
Total NAV Held by Stockholder A	$—	$184,011		$365,546		$876,138
Total investment by Stockholder A		$182,893		$346,208		$720,872
Total Dilution to Stockholder A (Total NAV Less Total investment)		$1,118		$19,338		$155,266
NAV per Share Held by Stockholder A		$10.51		$10.44		$10.01
Investment per Share Held by Stockholder A		$10.45		$9.89		$8.24
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$0.06		$0.55		$1.77
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			0.61%		5.58%		21.54%
DIVIDEND REINVESTMENT PLAN
We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, when our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.
No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator sets up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share. Such request by a stockholder must be received three days prior to the dividend payable date in order for that dividend to be paid in cash. If such request is received less than three days prior to the dividend payable date, then the dividends are reinvested and shares are repurchased for the stockholder's account; however, future dividends are paid out in cash on all balances. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.
We primarily use newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NASDAQ Global Select Market on the last business day before the payment date for such dividend. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.
There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.
Stockholders who receive dividends in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. Stockholder's account (as defined below).
Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator's Interactive Voice Response System at (888) 888-0313.
The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any payable date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10007 or by telephone at (718) 921-8200.
Stockholders who purchased their shares through or hold their shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in our dividend reinvestment plan. Such holders of our stock may not be identified as our registered stockholders with the plan administrator and may not automatically have their cash dividend reinvested in shares of our common stock by the administrator.
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or our investors on such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. Stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a "straddle," "hedge" or "conversion" transaction. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). This discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations thereof, each as of the date of this prospectus and all of which are subject to differing interpretation or change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to the any of the tax aspects set forth below.
This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities, subscription rights to purchase our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.
A "U.S. Stockholder" is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•
A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
A trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

A "Non-U.S. Stockholder" is a beneficial owner of shares of our common stock that is not a partnership and is not a U.S. Stockholder.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisor with respect to the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election To Be Taxed As A RIC
As a business development company, we have elected and intend to continue to qualify to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally are not subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").
Taxation As A RIC
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a "qualified publicly traded partnership" (as defined in the Code) (the 90% Income Test); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

◦
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a "qualified publicly traded partnership"); and

◦
no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more "qualified publicly traded partnerships."

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a "qualified publicly traded partnership"), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a "qualified publicly traded partnership") will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a "qualified publicly traded partnership") in which we are a partner for purposes of the asset diversification tests. If the partnership is a "qualified publicly traded partnership," the net income derived from such partnership will be qualifying income for purposes of the 90% Income Test, and interests in the partnership will be "securities" for purposes of the diversification tests. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.
In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any such special purpose corporation would generally be subject to U.S. federal income tax, and could result in a reduced after-tax yield on the portion of our assets held by such corporation.
Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gains in excess of net short-term capital losses) we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any investment company taxable income and net capital gain not distributed (or deemed distributed) to our stockholders.
We will be subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless we distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income recognized during the calendar year and (2) 98.2% of our capital gain net income recognized for the one-year period ending October 31 in that calendar year and (3) any income realized reconized, but not distributed, in preceding years. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.
We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.
Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant. As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years.
We have received a private letter ruling from the Internal Revenue Service (the "IRS") permitting us to pay cash/stock dividends consisting of up to 80% stock for the tax years ending August 31, 2014 and August 31, 2015, provided that certain requirements are met. Any such dividends paid in stock will be taxable to the shareholder as if the dividend had been paid in cash and we will receive a dividends paid deduction for such distribution.
Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the diversification tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to "qualified dividend income" to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may be unclear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.
Taxation Of U.S. Stockholders
Distributions by us generally are taxable to U.S. Stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Provided that certain holding period and other requirements are met, such distributions (if designated by us) may qualify (i) for the dividends received deduction available to corporations, but only to the extent that our income consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that we receive qualified dividend income (generally, dividend income from taxable domestic corporations and certain qualified foreign corporations). There can be no assurance as to what portion, if any, of our distributions will qualify for favorable treatment as qualified dividend income.
Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. Stockholder as long-term capital gains, regardless of the U.S. Stockholder's holding period for its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. Stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder.
Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, and designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. Stockholder will be required to include its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder, and the U.S. Stockholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder's tax basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds such U.S. Stockholder's liability for U.S. federal income tax. A U.S. Stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Stockholders on December 31 of the year in which the dividend was declared.
If a U.S. Stockholder purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.
A U.S. Stockholder generally will recognize taxable gain or loss if such U.S. Stockholder sells or otherwise disposes of its shares of our common stock. Any gain or loss arising from such sale or taxable disposition generally will be treated as long-term capital gain or loss if the U.S. Stockholder has held its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or taxable disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a taxable disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).
In general, individual U.S. Stockholders currently are subject to a preferential rate on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Stockholders currently are subject to U.S. federal income tax on net capital gain at ordinary income rates.
Certain U.S. Stockholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their "net investment income," which includes dividends received from us and capital gains from the sale or other disposition of our stock.
We make available to each of our U.S. Stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the amount and the U.S. federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Stockholder's particular situation.
Payments of dividends, including deemed payments of constructive dividends, or the proceeds of the sale or other taxable disposition of our common stock generally are subject to information reporting unless the U.S. Stockholder is an exempt recipient. Such payments may also be subject to U.S. federal backup withholding at the applicable rate if the recipient of such payment fails to supply a taxpayer identification number and otherwise comply with the rules for establishing an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against the holder's U.S. federal income tax liability, provided that certain information is provided timely to the IRS.
Taxation Of Non-U.S. Stockholders
Whether an investment in our common stock is appropriate for a Non-U.S. Stockholder will depend upon that person's particular circumstances. An investment in our common stock by a Non-U.S. Stockholder may have adverse tax consequences. Non-U.S. Stockholders should consult their tax advisers before investing in our common stock.
Distributions of our investment company taxable income to Non-U.S. Stockholders that are not "effectively connected" with a U.S. trade or business conducted by the Non-U.S. Stockholder will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) to the extent of our current and accumulated earnings and profits.
For our taxable years beginning before January 1, 2014 (and, if extended as has happened in the past, for taxable years covered by such extension), properly reported distributions to Non-U.S. Stockholders are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of our "qualified net interest income" (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of our "qualified short-term capital gains" (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). There can be no assurance as to whether this provision will be extended. In addition, depending on our circumstances, we may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. Stockholder needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if we report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Stockholders should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of our distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.
Actual or deemed distributions of our net capital gain to a Non-U.S. Stockholder, and gains recognized by a Non-U.S. Stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business conducted by the Non-U.S. Stockholder will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. Stockholder is a nonresident alien individual and is physically present in the U.S. for 183 or more days during the taxable year and meets certain other requirements.
Distributions of our investment company taxable income and net capital gain (including deemed distributions) to Non-U.S. Stockholders, and gains recognized by Non-U.S. Stockholders upon the sale of our common stock, that are effectively connected with a U.S. trade or business conducted by the Non-U.S. Stockholder will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. In addition, if such Non-U.S. Stockholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments, if its investment in our common stock is effectively connected with its conduct of a U.S. trade or business.
If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. Stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
In addition, withholding at a rate of 30% is required on dividends in respect of, and after December 31, 2016, withholding at a rate of 30% will be required on gross proceeds from the sale of, shares of our stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which our shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, our shares held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any "substantial United States owners" or (ii) provides certain information regarding the entity's "substantial United States owners," which the applicable withholding agent will in turn provide to the Internal Revenue Service. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. We will not pay any additional amounts to stockholders in respect of any amounts withheld. Non-U.S. Stockholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in our shares.
A Non-U.S. Stockholder generally will be required to comply with certain certification procedures to establish that such holder is not a U.S. person in order to avoid backup withholding with respect to payments of dividends, including deemed payments of constructive dividends, or the proceeds of a disposition of our common stock. In addition, we are required to annually report to the IRS and each Non-U.S. Stockholder the amount of any dividends or constructive dividends treated as paid to such Non-U.S. Stockholder, regardless of whether any tax was actually withheld. Copies of the information returns reporting such dividend or constructive dividend payments and the amount withheld may also be made available to the tax authorities in the country in which a Non-U.S. Stockholder resides under the provisions of an applicable income tax treaty. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a Non-U.S. Stockholder's U.S. federal income tax liability, if any, provided that certain required information is provided timely to the IRS.
Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our common stock.
Failure To Obtain RIC Tax Treatment
If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction.
Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.
The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

DESCRIPTION OF OUR CAPITAL STOCK
        The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Our authorized capital stock consists of 1,000,000,000 shares of stock, par value $0.001 per share, all of which is initially classified as common stock. Our common stock is traded on the NASDAQ Global Select Market under the symbol "PSEC." There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to authorize the issuance of such shares, without obtaining stockholder approval. Our Board of Directors will only take such actions in accordance with Section 18 as modified by Section 61 of the 1940 Act. The 1940 Act limits business development companies to only one class or series of common stock and only one class of preferred stock. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
The below table sets forth each class of our outstanding securities as of October 31, 2014, including sales of shares under our at-the-market offering program which will settle through November 3, 2014:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by the Company or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	1,000,000,000	—	352,597,291
Common Stock
All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that prior to the issuance of preferred stock holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution (other than in shares of stock) is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock become in arrears by two years or more until all arrears are cured. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to operate other than as an investment company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
Limitation On Liability Of Directors And Officers; Indemnification And Advance Of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that a present or former director or officer of us has performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
Provisions Of The Maryland General Corporation Law And Our Charter And Bylaws
Anti-takeover Effect
The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Control Share Acquisitions
The Maryland General Corporation Law under the Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of holders of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.
The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.
Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will notify the Division of Investment Management at the SEC prior to amending our bylaws to be subject to the Control Share Act and will make such amendment only if the Board of Directors determines that it would be in our best interests.
Business Combinations
Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation's shares; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board of Directors.
After the five-year prohibition, any such business combination must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute provides various exemptions from its provisions, including for business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflicts with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Classified Board of Directors
Our Board of Directors is divided into three classes of directors serving classified three-year terms. The current terms of the first, second and third classes will expire at the annual meeting of stockholders held in 2014, 2015 and 2016 respectively, and in each case, until their successors are duly elected and qualify. Each year one class of directors will be elected to the Board of Directors by the stockholders to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until his or her successor is duly elected and qualifies. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Under the charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eight. Our charter provides that, at such time as we are eligible to make the election provided for under Section 3-802(b) of the Maryland General Corporation Law, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Stockholders
The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who was a stockholder of record both at the time of provision of notice and at the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of provision of notice and at the special meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by the chairman of the Board, our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.
Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Control Share Act discussed above, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.
DESCRIPTION OF OUR PREFERRED STOCK
In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more series, without stockholder approval. Our Board of Directors is authorized to fix for any series of preferred stock the number of shares of such series and the designation, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series; except that, such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.
The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.
For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•
the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, the cumulative nature of such dividends and whether such dividends have any participating feature;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. Federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends thereon will be cumulative.
DESCRIPTION OF OUR DEBT SECURITIES
We currently have the Notes outstanding. However, we may issue additional debt securities in one or more series in the future which, if publicly offered, will be under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities we publicly offer will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. The description below is a summary with respect to future debt securities we may issue and not a summary of the Notes. Please see "Business—General—Notes" for a description of the Notes.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." On March 9, 2012, we entered into an Agreement of Resignation, Appointment and Acceptance (the "Agreement") with American Stock Transfer & Trust Company, LLC (the "Retiring Trustee") and U.S. Bank National Association (the "trustee"). Under the Agreement, we formally accepted the resignation of the Retiring Trustee and appointed the trustee under the Indenture, dated as of February 16, 2012 (the "indenture"), by and between us and the Retiring Trustee, as supplemented by the First Supplemental Indenture, dated as of March 1, 2012, by and between us and the Retiring

Trustee, as further supplemented by the Second Supplemental Indenture, dated as of March 8, 2012, by and between us and the Retiring Trustee, and as further supplemented by the Joinder Supplemental Indenture, dated as of March 8, 2012, by and among us, the Retiring Trustee and the trustee. We accepted the resignation of the Retiring Trustee and appointed the trustee in order to take advantage of a more efficient money market based system of settling issuances of notes issued pursuant to the indenture not available through the Retiring Trustee. The indenture is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See "Available Information" for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•
whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any events of default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•
whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.
The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement ("offered debt securities") and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities ("underlying debt securities"), may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities." The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in "certificated" form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.
We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary's book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary's book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in "street name." Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders' consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary's rules and procedures will affect these matters.
Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under "Special Situations when a Global Security

Will Be Terminated". As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
As an indirect holder, an investor's rights relating to a global security will be governed by the account rules of the investor's financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:
An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•
An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under "Issuance of Securities in Registered Form" above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•
An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•
The depositary's policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor's interest in a global security. We and the trustee have no responsibility for any aspect of the depositary's actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC's practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•
An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC's records, to the applicable trustee.

•
DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•
Financial institutions that participate in the depositary's book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated
In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under "Issuance of Securities in Registered Form" above.
The special situations for termination of a global security are as follows:

•
if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we do not appoint another institution to act as depositary within 60 days,

•	if we notify the trustee that we wish to terminate that global security, or

•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under "Events of Default."
The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants, as described under "—Special Considerations for Global Securities."
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term "Event of Default" in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date.

•	We do not pay interest on a debt security of the series within 30 days of its due date.

•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date.

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We remain in breach of a covenant in respect of debt securities of the series for 90 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series under certain circumstances.
Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity"). (Section 315 of the Trust Indenture Act of 1939) If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.

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The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

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The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under "Events of Default" above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

•
Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture (see "Indenture Provisions—Limitation on Liens" below) without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder's option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•
modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.
Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•
If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

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For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "Defeasance—Full Defeasance."
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance." In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, we must do the following:

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If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

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We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

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We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

Full Defeasance
If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with.

Form, Exchange and Transfer of Certificated Registered Securities
If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.
Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions—Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.
In the event that, notwithstanding the foregoing, any payment or distribution of our assets by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over, upon written notice to the Trustee, to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.
The Trustee under the Indenture
U.S. Bank National Association will serve as trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.
DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
General
We may issue subscription rights to the holders of the class of securities to whom the subscription rights are being distributed, or the Holders to purchase our Securities. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to the Holders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to the Holders on the record date that we set for receiving subscription rights in such subscription rights offering.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•
the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the ratio of the offering;

•	the number of such subscription rights issued to each Holder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of our Securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the Securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.
DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities from time to time. Such warrants may be issued independently or together with one of our Securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	the number of shares of common stock, preferred stock or debt securities issuable upon exercise of such warrants;

•
the price at which and the currency or currencies, including composite currencies, in which the shares of common stock, preferred stock or debt securities purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants will commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the number of such warrants issued with each share of common stock, preferred stock or debt securities;

•	if applicable, the date on and after which such warrants and the related shares of common stock, preferred stock or debt securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in our best interests and the best interest of our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR UNITS
A unit is a separate security consisting of two or more other securities that either may or must be traded or transferred together as a single security. The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.
We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include contracts for purchase of any such security or debt obligations of third parties, such as U.S. Treasury securities, such that the holder holds each component. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.
A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

•
the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.

REGULATION
We are a closed-end, non-diversified investment company that has filed an election to be treated as a business development company under the 1940 Act and has elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.
We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate and other market fluctuations. However, in connection with an investment or acquisition financing of a portfolio company, we may purchase or otherwise receive warrants to purchase the common stock of the portfolio company. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except with respect to money market funds we generally cannot acquire more than 3% of the voting stock of any regulated investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments subject our stockholders indirectly to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.
Qualifying Assets
Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are the following:
(1)   Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An "eligible portfolio company" is defined in the 1940 Act and rules adopted pursuant thereto as any issuer which:
(a)   is organized under the laws of, and has its principal place of business in, the United States;

(b)   is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for exclusions under the 1940 Act for certain financial companies such as banks, brokers, commercial finance companies, mortgage companies and insurance companies; and
(c)   satisfies any of the following:
1.     does not have any class of securities with respect to which a broker or dealer may extend margin credit;
2.     is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company;
3.     is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million;
4.     does not have any class of securities listed on a national securities exchange; or
5.     has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million.
(2)   Securities in companies that were eligible portfolio companies when we made our initial investment if certain other requirements are satisfied.
(3)   Securities of any eligible portfolio company which we control.
(4)   Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing agreements.
(5)   Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(6)   Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(7)   Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2), (3) or (4) above.
Managerial Assistance to Portfolio Companies
In order to count portfolio securities as qualifying assets for the purpose of the 70% test, a business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. "Making available significant managerial assistance" refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us will vary according to the particular needs of each portfolio company. Examples of such activities include advice on marketing, operations, fulfillment and overall strategy, capital budgeting, managing relationships with financing sources, recruiting management personnel, evaluating acquisition and divestiture opportunities, participating in board and management meetings, consulting with and advising officers of portfolio companies, and providing other organizational and financial guidance. We provide significant managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. Prospect Administration provides such managerial assistance on our behalf to portfolio companies, including controlled companies, when we are required to provide this assistance, utilizing personnel from Prospect Capital Management.

Temporary Investments
Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, including money market funds, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in money market funds, U.S. Treasury bills or in repurchase agreements that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Senior Securities
We are permitted, under specified conditions, to issue multiple classes of indebtedness and classes of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. The 1940 Act allows BDCs to issue multiple series of the same class of preferred stock and to issue multiple classes in connection with certain refundings or reorganizations. In addition, while any preferred stock or public debt securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios after giving effect to such distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors."
Code of Ethics
We, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. For information on how to obtain a copy of each code of ethics, see "Available Information."
Investment Concentration
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. While we are broadening the portfolio, many of our existing investments are in the energy and energy related industries.
Compliance Policies and Procedures
We and our Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Brian H. Oswald serves as our Chief Compliance Officer.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to Prospect Capital Management. The Proxy Voting Policies and Procedures of Prospect Capital Management are set forth below. The guidelines are reviewed periodically by Prospect Capital Management and our independent directors, and, accordingly, are subject to change.
Introduction.    As an investment adviser registered under the Advisers Act, Prospect Capital Management has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Prospect Capital Management recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies for Prospect Capital Management's Investment Advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy policies.    These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that Prospect Capital Management may be required to consider. In general, Prospect Capital Management will vote proxies in accordance with these guidelines unless:

(1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients' best interests. In such cases, a decision on how to vote will be made by the Proxy Voting Committee (as described below). In reviewing proxy issues, Prospect Capital Management will apply the following general policies:
Elections of directors.     In general, Prospect Capital Management will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the Board of Directors or Prospect Capital Management determines that there are other compelling reasons for withholding votes for directors, the Proxy Voting Committee will determine the appropriate vote on the matter. Prospect Capital Management believes that directors have a duty to respond to stockholder actions that have received significant stockholder support. Prospect Capital Management may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a stockholder vote and failure to act on tender offers where a majority of stockholders have tendered their shares. Finally, Prospect Capital Management may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.
Appointment of auditors.     Prospect Capital Management believes that the company remains in the best position to choose the auditors and will generally support management's recommendation.
Changes in capital structure.     Changes in a company's charter, articles of incorporation or by-laws may be required by state or U.S. Federal regulation. In general, Prospect Capital Management will cast its votes in accordance with the company's management on such proposal. However, the Proxy Voting Committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or U.S. federal regulation.
Corporate restructurings, mergers and acquisitions.     Prospect Capital Management believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Proxy Voting Committee will analyze such proposals on a case-by-case basis.
Proposals affecting the rights of stockholders.     Prospect Capital Management will generally vote in favor of proposals that give stockholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals, Prospect Capital Management will weigh the financial impact of the proposal against the impairment of the rights of stockholders.
Corporate governance.     Prospect Capital Management recognizes the importance of good corporate governance in ensuring that management and the Board of Directors fulfill their obligations to the stockholders. Prospect Capital Management favors proposals promoting transparency and accountability within a company.
Anti-takeover measures.    The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.
Stock splits.     Prospect Capital Management will generally vote with the management of the company on stock split matters.
Limited liability of directors.     Prospect Capital Management will generally vote with management on matters that would affect the limited liability of directors.
Social and corporate responsibility.     The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on stockholder value. Prospect Capital Management may abstain from voting on social proposals that do not have a readily determinable financial impact on stockholder value.
Proxy voting procedures.     Prospect Capital Management will generally vote proxies in accordance with these guidelines. In circumstances in which (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients' best interests, the Proxy Voting Committee will vote the proxy.
Proxy voting committee.     Prospect Capital Management has formed a proxy voting committee to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact the management of the company and interested stockholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest

(as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.
Conflicts of interest.     Prospect Capital Management recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer that is its advisory client or a client or customer of one of our affiliates or with whom it has another business or personal relationship that may affect how it votes on the issuer's proxy. Prospect Capital Management believes that adherence to these policies and procedures ensures that proxies are voted with only its clients' best interests in mind. To ensure that its votes are not the product of a conflict of interests, Prospect Capital Management requires that: (i) anyone involved in the decision making process (including members of the Proxy Voting Committee) disclose to the chairman of the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how Prospect Capital Management intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy voting.     Each account's custodian will forward all relevant proxy materials to Prospect Capital Management, either electronically or in physical form to the address of record that Prospect Capital Management has provided to the custodian.
Proxy recordkeeping.    Prospect Capital Management must retain the following documents pertaining to proxy voting:

•	copies of its proxy voting polices and procedures;

•	copies of all proxy statements;

•	records of all votes cast by Prospect Capital Management;

•	copies of all documents created by Prospect Capital Management that were material to making a decision how to vote proxies or that memorializes the basis for that decision; and

•	copies of all written client requests for information with regard to how Prospect Capital Management voted proxies on behalf of the client as well as any written responses provided.
All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.
Proxy voting records.    Clients may obtain information about how Prospect Capital Management voted proxies on their behalf by making a written request for proxy voting information to: Compliance Officer, Prospect Capital Management LLC, 10 East 40th Street, 42nd Floor, New York, NY 10016.
Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies. In addition to our Chief Executive and Chief Financial Officers' required certifications as to the accuracy of our financial reporting, we are also required to disclose the effectiveness of our disclosure controls and procedures as well as report on our assessment of our internal controls over financial reporting, the latter of which must be audited by our independent registered public accounting firm.
The Sarbanes-Oxley Act also requires us to continually review our policies and procedures to ensure that we remain in compliance with all rules promulgated under the Act.
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
Our Securities are held under a custody agreement by U.S. Bank National Association, Israeli Discount Bank of New York Ltd., Fifth Third Bank, Peapack-Gladtone Bank and Customers Bank. The addresses of the custodians are: U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, Attention: Prospect Capital Corporation Custody Account Administrator; Israeli Discount Bank of New York Ltd., 511 Fifth Avenue, New York, NY 10017, Attention: Prospect Capital Corporation, Account Administrator; Fifth Third Bank, 38 Fountain Square Plaza, MD1090CD, Cincinnati, OH, 45263, Attention: Prospect Capital Corporation Custody Account Administrator; Peapack-Gladstone Bank, 500 Hills Drive, Bedminster, New Jersey 07921, Attention: Prospect Capital Corporation, Account Administrator; Customers Bank, 99 Park Avenue, New York, New York 10016, Attention: Prospect Capital Corporation, Account Administrator; and Key Bank National Association, 127 Public Square, Cleveland Ohio 44114, Attention: Prospect Capital Corporation, Account Administrator. American Stock Transfer & Trust Company acts as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (718) 921-8200.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. We have not paid any brokerage commissions during the three most recent fiscal years. Subject to policies established by our Board of Directors, Prospect Capital Management is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions.
Prospect Capital Management does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While Prospect Capital Management generally seeks reasonably competitive trade execution costs, the Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Prospect Capital Management may select a broker based partly upon brokerage or research services provided to it and the Company and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Prospect Capital Management determines in good faith that such commission is reasonable in relation to the services provided.
PLAN OF DISTRIBUTION
We may sell the Securities pursuant to this prospectus and a prospectus supplement in any of four ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser, including existing stockholders in a rights offering; (c) through agents; or (d) directly to our stockholders and others through the issuance of transferable or non-transferable rights to our stockholders. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock or units issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement. The Securities may be sold "at-the-market" to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters or agents and the amounts of Securities underwritten or placed by each of them;

•	the offering price of the Securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to underwriters or agents; and

•	any securities exchanges on which the Securities may be listed.
In addition, we may enter into registration rights agreements or other similar agreements in the future pursuant to which certain of our stockholders may resell our Securities under this prospectus and as described in any related prospectus supplement.
We may use Securities to acquire investments in companies, the terms of which will be further disclosed in a prospectus supplement if such stock is issued in an offering hereunder.
Any offering price and any discounts or concessions allowed or reallowed or paid to underwriters or agents may be changed from time to time.
We may sell our common stock, subscription rights, units, warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders' best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or if (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at the annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share.
If underwriters are used in the sale of any Securities, Securities acquired by the underwriters for their own account may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The Securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, any obligations by the underwriters to purchase the Securities will be subject to certain conditions precedent.
In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our Securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the Securities as set forth on the cover page of the supplement to this prospectus. In connection with any rights offering to our stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.
We may sell the Securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the Securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.
Agents, dealers and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.
We may enter into derivative transactions with third parties, or sell Securities outside of this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use Securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge Securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our Securities or in connection with a simultaneous offering of other Securities offered by this prospectus or otherwise.
Any of our common stock sold pursuant to a prospectus supplement will be listed on the NASDAQ Global Select Market, or another exchange on which our common stock is traded.
In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirements is available and is complied with.
LEGAL MATTERS
Certain legal matters regarding the securities offered by this prospectus will be passed upon for the Company by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY, and Venable LLP as special Maryland counsel.
INDEPENDENT REGISTERED ACCOUNTING FIRM
BDO USA, LLP is the independent registered public accounting firm of the Company.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Securities offered by this prospectus. The registration statement contains additional information about us and the Securities being registered by this prospectus. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2014, are available free of charge by contacting us at 10 East 40th Street, 42nd floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090 or by calling 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Report of Independent Registered Public Accounting Firm
Board of Directors and Stockholders
Prospect Capital Corporation
New York, New York
We have audited the accompanying consolidated statements of assets and liabilities of Prospect Capital Corporation (the "Company"), including the consolidated schedules of investments, as of June 30, 2014 and 2013, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended June 30, 2014, and the financial highlights for each of the five years in the period ended June 30, 2014. These consolidated financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014 and 2013 by correspondence with the custodian, trustees and portfolio companies, or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Capital Corporation at June 30, 2014 and 2013, the results of its operations, the changes in its net assets, and its cash flows for each of the three years in the period ended June 30, 2014, and the financial highlights for each of the five years in the period ended June 30, 2014, in conformity with accounting principles generally accepted in the United States of America.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Prospect Capital Corporation's internal control over financial reporting as of June 30, 2014, based on criteria established in Internal Control—Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) and our report dated August 25, 2014 expressed an unqualified opinion thereon.

/s/ BDO USA, LLP
BDO USA, LLP
New York, New York
August 25, 2014

See notes to consolidated financial statements.

Table of ContentsPROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except share and per share data)

	June 30, 2014	June 30, 2013
Assets
Investments at fair value:
Control investments (amortized cost of $1,719,242 and $830,151, respectively)	$1,640,454	$811,634
Affiliate investments (amortized cost of $31,829 and $49,189, respectively)	32,121	42,443
Non-control/non-affiliate investments (amortized cost of $4,620,451 and $3,376,438, respectively)	4,581,164	3,318,775
Total investments at fair value (amortized cost of $6,371,522 and $4,255,778, respectively)	6,253,739	4,172,852
Cash and cash equivalents	134,225	203,236
Receivables for:
Interest, net	21,997	22,863
Other	2,587	4,397
Prepaid expenses	2,828	540
Deferred financing costs	61,893	44,329
Total Assets	6,477,269	4,448,217

Liabilities
Revolving Credit Facility (Notes 4 and 8)	92,000	124,000
Senior Convertible Notes (Notes 5 and 8)	1,247,500	847,500
Senior Unsecured Notes (Notes 6 and 8)	647,881	347,725
Prospect Capital InterNotes® (Notes 7 and 8)	785,670	363,777
Due to broker	—	43,588
Dividends payable	37,843	27,299
Due to Prospect Administration (Note 13)	2,208	1,366
Due to Prospect Capital Management (Note 13)	3	5,324
Accrued expenses	4,790	2,345
Interest payable	37,459	24,384
Other liabilities	3,733	4,415
Total Liabilities	2,859,087	1,791,723
Net Assets	$3,618,182	$2,656,494

Components of Net Assets
Common stock, par value $0.001 per share (1,000,000,000 common shares authorized; 342,626,637 and 247,836,965 issued and outstanding, respectively) (Note 9)	$343	$248
Paid-in capital in excess of par (Note 9)	3,814,634	2,772,191
Undistributed net investment income	42,086	82,112
Accumulated realized losses on investments	(121,098)	(115,131)
Unrealized depreciation on investments	(117,783)	(82,926)
Net Assets	$3,618,182	$2,656,494

Net Asset Value Per Share (Note 16)	$10.56	$10.72

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)

	Year Ended June 30,
	2014	2013	2012
Investment Income
Interest income:
Control investments	$153,307	$106,425	$53,408
Affiliate investments	4,358	6,515	12,155
Non-control/non-affiliate investments	334,039	234,013	144,592
CLO fund securities	122,037	88,502	9,381
Total interest income	613,741	435,455	219,536
Dividend income:
Control investments	26,687	78,282	63,144
Affiliate investments	—	728	—
Non-control/non-affiliate investments	98	3,656	1,733
Money market funds	52	39	4
Total dividend income	26,837	82,705	64,881
Other income: (Note 10)
Control investments	43,671	16,821	25,464
Affiliate investments	17	623	108
Non-control/non-affiliate investments	28,025	40,732	10,921
Total other income	71,713	58,176	36,493
Total Investment Income	712,291	576,336	320,910

Operating Expenses
Investment advisory fees:
Base management fee (Note 13)	108,990	69,800	35,836
Income incentive fee (Note 13)	89,306	81,231	46,671
Total investment advisory fees	198,296	151,031	82,507
Interest and credit facility expenses	130,103	76,341	38,534
Legal fees	2,771	1,918	279
Valuation services	1,836	1,579	1,212
Audit, compliance and tax related fees	2,959	1,566	1,446
Allocation of overhead from Prospect Administration (Note 13)	14,373	8,737	6,848
Insurance expense	373	356	324
Directors’ fees	325	300	273
Excise tax	(4,200)	6,500	—
Other general and administrative expenses	8,232	3,084	2,803
Total Operating Expenses	355,068	251,412	134,226
Net Investment Income	357,223	324,924	186,684

Net realized (loss) gain on investments	(3,346)	(26,234)	36,588
Net change in unrealized depreciation on investments	(34,857)	(77,834)	(32,368)
Net Increase in Net Assets Resulting from Operations	$319,020	$220,856	$190,904

Net increase in net assets resulting from operations per share	$1.06	$1.07	$1.67
Dividends declared per share	$(1.32)	$(1.28)	$(1.22)
See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(in thousands, except share data)

	Year Ended June 30,
	2014	2013	2012
Operations
Net investment income	$357,223	$324,924	$186,684
Net realized loss on investments	(3,346)	(26,234)	36,588
Net change in unrealized depreciation on investments	(34,857)	(77,834)	(32,368)
Net Increase in Net Assets Resulting from Operations	319,020	220,856	190,904

Dividends to Shareholders
Distribution of net investment income	(403,188)	(271,507)	(136,875)
Distribution of return of capital	—	—	(4,504)
Net Decrease in Net Assets Resulting from Dividends to Shareholders	(403,188)	(271,507)	(141,379)

Common Stock Transactions
Issuance of common stock, net of underwriting costs	973,832	1,121,648	177,699
Less: Offering costs from issuance of common stock	(1,380)	(1,815)	(708)
Value of shares issued to acquire controlled investments	57,830	59,251	160,571
Value of shares issued through reinvestment of dividends	15,574	16,087	10,530
Net Increase in Net Assets Resulting from Common Stock Transactions	1,045,856	1,195,171	348,092

Total Increase in Net Assets	961,688	1,144,520	397,617
Net assets at beginning of period	2,656,494	1,511,974	1,114,357
Net Assets at End of Period	$3,618,182	$2,656,494	$1,511,974

Common Stock Activity
Shares sold	88,054,653	101,245,136	16,452,489
Shares issued to acquire controlled investments	5,326,949	5,507,381	14,518,207
Shares issued through reinvestment of dividends	1,408,070	1,450,578	1,056,484
Total shares issued due to common stock activity	94,789,672	108,203,095	32,027,180
Shares issued and outstanding at beginning of period	247,836,965	139,633,870	107,606,690
Shares Issued and Outstanding at End of Period	342,626,637	247,836,965	139,633,870

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except share data)

	Year Ended June 30,
	2014	2013	2012
Operating Activities
Net increase in net assets resulting from operations	$319,020	$220,856	$190,904
Net realized loss (gain) on investments	3,346	26,234	(36,588)
Net change in unrealized depreciation on investments	34,857	77,834	32,368
Amortization (accretion) of discounts and premiums, net	46,297	(11,016)	(7,284)
Amortization of deferred financing costs	11,491	8,232	8,511
Payment-in-kind interest	(15,145)	(10,947)	(5,647)
Structuring fees	(45,087)	(52,699)	(8,075)
Change in operating assets and liabilities:
Payments for purchases of investments	(2,834,394)	(2,980,320)	(901,833)
Proceeds from sale of investments and collection of investment principal	787,069	931,534	500,952
Decrease (increase) in interest receivable, net	866	(8,644)	(4,950)
Decrease (increase) in other receivables	1,810	(3,613)	(517)
Increase in prepaid expenses	(2,288)	(119)	(320)
Decrease in due to broker	(43,588)	(945)	—
Increase in due to Prospect Administration	842	708	446
(Decrease) increase in due to Prospect Capital Management	(5,321)	(2,589)	207
Increase (decrease) in accrued expenses	2,445	(580)	1,052
Increase in interest payable	13,075	17,661	2,720
(Decrease) increase in other liabilities	(682)	2,205	(1,361)
Net Cash Used in Operating Activities	(1,725,387)	(1,786,208)	(229,415)

Financing Activities
Borrowings under Revolving Credit Facility (Note 4)	1,078,500	223,000	726,800
Principal payments under Revolving Credit Facility (Note 4)	(1,110,500)	(195,000)	(715,000)
Issuance of Senior Convertible Notes (Note 5)	400,000	400,000	130,000
Repurchases of Senior Convertible Notes (Note 5)	—	—	(5,000)
Issuance of Senior Unsecured Notes, net of original issue discount (Note 6)	255,000	247,675	100,000
Accretion of discount on Senior Unsecured Notes (Note 6)	156	50	—
Issuance of Prospect Capital InterNotes® (Note 7)	473,762	343,139	20,638
Redemptions of Prospect Capital InterNotes® (Note 7)	(6,869)	—	—
Financing costs paid and deferred	(29,055)	(28,146)	(17,651)
Proceeds from issuance of common stock, net of underwriting costs	973,832	1,121,648	177,699
Offering costs from issuance of common stock	(1,380)	(1,815)	(708)
Dividends paid	(377,070)	(242,301)	(127,564)
Net Cash Provided by Financing Activities	1,656,376	1,868,250	289,214

Total Increase in Cash and Cash Equivalents	(69,011)	82,042	59,799
Cash and cash equivalents at beginning of year	203,236	121,194	61,395
Cash and Cash Equivalents at End of Year	$134,225	$203,236	$121,194

Supplemental Disclosures
Cash paid for interest	$105,410	$45,363	$24,515

Non-Cash Financing Activities
Value of shares issued through reinvestment of dividends	$15,574	$16,087	$10,530
Value of shares issued to acquire controlled investments	$57,830	$59,251	$160,571
Exchange of Prospect Capital InterNotes® for Senior Unsecured Notes	$45,000	$—	$—

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Control Investments (greater than 25.00% voting control)(46)

AMU Holdings Inc.(27)	Pennsylvania / Property Management	Senior Secured Term Loan A to Airmall Inc. (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/30/2015)(3)(4)	$27,587	$27,587	$27,587	0.8%
		Senior Secured Term Loan B to Airmall Inc. (12.00% plus 6.00% PIK, due 12/31/2015)	19,993	19,993	17,697	0.5%
		Series A Preferred Stock of AMU Holdings Inc. (9,919.684 shares)		9,920	—	—%
		Common Stock of AMU Holdings Inc. (100 shares)		—	—	—%
				57,500	45,284	1.3%
APH Property Holdings, LLC(32)	Florida / Real Estate	Senior Term Loan to American Property REIT Corp. (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)	167,743	167,743	167,743	4.6%
		Membership Interest in APH Property Holdings, LLC		35,024	38,416	1.1%
				202,767	206,159	5.7%
Arctic Oilfield Equipment USA, Inc. (45)	Wyoming / Oil & Gas Production	Senior Secured Term Loan to Arctic Energy Services, LLC (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 5/5/2019)(4)	31,640	31,640	31,640	0.9%
		Senior Subordinated Term Loan to Arctic Energy Services, LLC (14.00% (LIBOR + 11.00% with 3.00% LIBOR floor), due 5/5/2019)(4)	20,230	20,230	20,230	0.6%
		Common Stock of Arctic Oilfield Equipment USA, Inc. (100 shares)		9,006	9,244	0.2%
				60,876	61,114	1.7%
ARRM Services, Inc. (f/k/a ARRM Holdings Inc.)(42)	South Carolina / Manufacturing	Senior Secured Note to Ajax Rolled Ring & Machine, LLC (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/30/2018)(4)	19,337	19,337	19,337	0.5%
		Series B Preferred Stock of ARRM Services, Inc. (25,000 shares)		21,156	6,199	0.2%
		Series A Convertible Preferred Stock of ARRM Services, Inc. (6,142.60 shares)		6,057	—	—%
		Common Stock of ARRM Services, Inc. (6.00 shares)		—	—	—%
				46,550	25,536	0.7%
AWC, LLC(19)	North Carolina / Machinery	Members Units – Class A (1,800,000 units)		—	—	—%
		Members Units – Class B-1 (1 unit)		—	—	—%
		Members Units – Class B-2 (7,999,999 units)		—	—	—%
				—	—	—%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Control Investments (greater than 25.00% voting control)(46)

BXC Company, Inc. (f/k/a BXC Holding Company)(20)	Georgia / Textiles, Apparel & Luxury Goods	Senior Secured Term Loan A to Boxercraft Incorporated (10.00% plus 1.00% PIK, in non-accrual status effective 1/1/2014, due 9/15/2015)	$1,629	$1,621	$1,629	0.1%
		Senior Secured Term Loan B to Boxercraft Incorporated (10.00% plus 1.00% PIK, in non-accrual status effective 1/1/2014, due 9/15/2015)	4,942	4,917	486	—%
		Senior Secured Term Loan C to Boxercraft Incorporated (10.00% plus 1.00% PIK, in non-accrual status effective 1/1/2014, due 9/15/2015)	2,395	2,383	—	—%
		Senior Secured Term Loan D to Boxercraft Incorporated (10.00% plus 1.00% PIK, in non-accrual status effective 4/18/2014, due 9/15/2015)	301	300	—	—%
		Senior Secured Term Loan to Boxercraft Incorporated (10.00% plus 1.00% PIK, in non-accrual status effective 1/1/2014, due 9/15/2015)	8,410	8,227	—	—%
		Series A Preferred Stock of BXC Company, Inc. (12,520,000 shares)		—	—	—%
		Series B Preferred Stock of BXC Company, Inc. (2,400,000 shares)		—	—	—%
		Common Stock of BXC Company, Inc. (138,250 shares)		—	—	—%
		Warrant (to purchase 15% of all classes of equity of BXC Company, Inc., expires 8/31/2022)		—	—	—%
				17,448	2,115	0.1%
CCPI Holdings Inc.(33)	Ohio / Manufacturing	Senior Secured Term Loan A to CCPI Inc. (10.00%, due 12/31/2017)(3)	17,213	17,213	17,213	0.5%
		Senior Secured Term Loan B to CCPI Inc. (12.00% plus 7.00% PIK, due 12/31/2017)	8,245	8,245	8,245	0.2%
		Common Stock of CCPI Holdings Inc. (100 shares)		8,579	7,136	0.2%
				34,037	32,594	0.9%
CP Holdings of Delaware LLC(38)	Oklahoma / Oil & Gas Production	Senior Secured Term Loan A to CP Well Testing, LLC (7.00% (LIBOR + 5.00% with 2.00% LIBOR floor), due 4/1/2019)(4)	11,035	11,035	11,035	0.3%
		Senior Secured Term Loan B to CP Well Testing, LLC (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor) plus 7.50% PIK, due 4/1/2019)(4)	72,238	72,238	72,238	2.0%
		Second Lien Term Loan to CP Well Testing, LLC (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor) plus 9.00% PIK, due 4/1/2019)(4)	15,000	15,000	15,000	0.4%
		Membership Interest in CP Holdings of Delaware LLC		15,228	31,846	0.9%
				113,501	130,119	3.6%
Credit Central Holdings of Delaware, LLC(22)(34)	Ohio / Consumer Finance	Subordinated Term Loan to Credit Central Loan Company, LLC (10.00% plus 10.00% PIK, due 6/26/2019)	36,333	36,333	36,333	1.0%
		Membership Interest in Credit Central Holdings of Delaware, LLC		13,670	14,099	0.4%
				50,003	50,432	1.4%
Echelon Aviation LLC	New York / Aerospace & Defense	Senior Secured Revolving Credit Facility to Echelon Aviation LLC – $150,000 Commitment (11.75% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)(4)(25)	78,521	78,521	78,521	2.2%
		Membership Interest in Echelon Aviation LLC		14,107	14,107	0.4%
				92,628	92,628	2.6%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Control Investments (greater than 25.00% voting control)(46)

Energy Solutions Holdings Inc.(8)	Texas / Energy	Senior Secured Note to Vessel Company, LLC (18.00%, due 12/12/2016)	$3,500	$3,500	$3,500	0.1%
		Senior Secured Note to Vessel Company II, LLC (13.00%, due 11/25/2018)	13,000	12,504	12,504	0.4%
		Senior Secured Note to Vessel Company III, LLC (13.00%, due 12/3/2018)	16,000	16,000	16,000	0.4%
		Senior Secured Note to Yatesville Coal Company, LLC (in non-accrual status effective 1/1/2009, past due)	1,449	1,449	—	—%
		Common Stock of Energy Solutions Holdings Inc. (100 shares)		8,293	—	—%
				41,746	32,004	0.9%
First Tower Holdings of Delaware LLC(22)(29)	Mississippi / Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 7.00% PIK, due 6/24/2019)	251,246	251,246	251,246	6.9%
		Membership Interest in First Tower Holdings of Delaware LLC		68,405	75,539	2.1%
				319,651	326,785	9.0%
Gulf Coast Machine & Supply Company	Texas / Manufacturing	Senior Secured Term Loan to Gulf Coast Machine & Supply Company (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor) plus 2.00% default interest on principal, due 10/12/2017)(4)	17,500	17,500	14,459	0.4%
		Series A Convertible Preferred Stock of Gulf Coast Machine & Supply Company (99,900 shares)		25,950	—	—%
				43,450	14,459	0.4%
Harbortouch Holdings of Delaware Inc.(44)	Pennsylvania / Business Services	Senior Secured Term Loan A to Harbortouch Payments, LLC (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor), due 9/30/2017)(4)	130,796	130,796	130,796	3.6%
		Senior Secured Term Loan B to Harbortouch Payments, LLC (5.50% (LIBOR + 4.00% with 1.50% LIBOR floor) plus 5.50% PIK, due 3/31/2018)(4)	137,226	137,226	137,226	3.8%
		Common Stock of Harbortouch Holdings of Delaware Inc. (100 shares)		10,672	23,292	0.6%
				278,694	291,314	8.0%
The Healing Staff, Inc.(9)	North Carolina / Contracting	Secured Promissory Notes to The Healing Staff, Inc. and Vets Securing America, Inc. (15.00%, in non-accrual status effective 12/22/2010, past due)	1,688	1,686	—	—%
		Senior Demand Note to The Healing Staff, Inc. (15.00%, in non-accrual status effective 11/1/2010, past due)	1,170	1,170	—	—%
		Common Stock of The Healing Staff, Inc. (1,000 shares)		—	—	—%
		Common Stock of Vets Securing America, Inc. (1 share)		975	—	—%
				3,831	—	—%
Manx Energy, Inc.(12)	Kansas / Oil & Gas Production	Senior Secured Note to Manx Energy, Inc. (13.00%, in non-accrual status effective 1/19/2010, past due)	50	50	—	—%
		Series A-1 Preferred Stock of Manx Energy, Inc. (6,635 shares)		—	—	—%
		Common Stock of Manx Energy, Inc. (17,082 shares)		—	—	—%
				50	—	—%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Control Investments (greater than 25.00% voting control)(46)

MITY Holdings of Delaware Inc.(17)	Utah / Durable Consumer Products	Revolving Line of Credit to MITY, Inc. – $7,500 Commitment (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 12/23/2014)(4)(25)	$—	$—	$—	—%
		Senior Secured Note A to MITY, Inc. (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 3/19/2019)(3)(4)	18,250	18,250	18,250	0.5%
		Senior Secured Note B to MITY, Inc. (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 3/19/2019)(4)	15,769	15,769	15,769	0.4%
		Common Stock of MITY Holdings of Delaware Inc. (100 shares)		14,143	15,270	0.4%
				48,162	49,289	1.3%
Nationwide Acceptance Holdings LLC(22)(36)	Illinois / Consumer Finance	Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2019)	14,820	14,820	14,820	0.4%
		Membership Interest in Nationwide Acceptance Holdings LLC		14,331	15,103	0.4%
				29,151	29,923	0.8%
NMMB Holdings, Inc.(24)	New York / Media	Senior Secured Note to NMMB, Inc. (14.00%, due 5/6/2016)	3,714	3,714	2,183	0.1%
		Senior Secured Note to Armed Forces Communications, Inc. (14.00%, due 5/6/2016)	7,000	7,000	4,114	0.1%
		Series B Convertible Preferred Stock of NMMB Holdings, Inc. (8,086 shares)		8,086	—	—%
		Series A Preferred Stock of NMMB Holdings, Inc. (4,400 shares)		4,400	—	—%
				23,200	6,297	0.2%
NPH Property Holdings, LLC(40)	Texas / Real Estate	Senior Term Loan to National Property REIT Corp. (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)	105,309	105,309	105,309	2.9%
		Membership Interest in NPH Property Holdings, LLC		21,290	19,202	0.5%
				126,599	124,511	3.4%
R-V Industries, Inc.	Pennsylvania / Manufacturing	Senior Subordinated Note to R-V Industries, Inc. (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/12/2018)(3)(4)	30,411	30,411	30,411	0.8%
		Common Stock of R-V Industries, Inc. (545,107 shares)		5,087	19,989	0.6%
		Warrant (to purchase 200,000 shares of Common Stock of R-V Industries, expires 6/30/2017)		1,682	7,334	0.2%
				37,180	57,734	1.6%
STI Holding, Inc.(21)	California / Manufacturing	Revolving Line of Credit to Borga, Inc. – $1,150 Commitment (5.00% (PRIME + 1.75%), in non-accrual status effective 3/2/2010, past due)(4)(25)	1,150	1,095	436	—%
		Senior Secured Term Loan B to Borga, Inc. (8.50% (PRIME + 5.25%), in non-accrual status effective 3/2/2010, past due)(4)	1,612	1,501	—	—%
		Senior Secured Term Loan C to Borga, Inc. (12.00% plus 4.00% PIK, in non-accrual status effective 3/2/2010, past due)	10,141	581	—	—%
		Common Stock of STI Holding, Inc. (100 shares)		—	—	—%
		Warrant (to purchase 33,750 shares of Common Stock of Borga, Inc., expires 5/6/2015)		—	—	—%
				3,177	436	—%
UPH Property Holdings, LLC(41)	Georgia / Real Estate	Senior Term Loan to United Property REIT Corp. (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)	19,027	19,027	19,027	0.5%
		Membership Interest in UPH Property Holdings, LLC		5,113	5,539	0.2%
				24,140	24,566	0.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Control Investments (greater than 25.00% voting control)(46)

Valley Electric Holdings I, Inc.(35)	Washington / Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2017)(3)(4)	$10,081	$10,081	$10,081	0.3%
		Senior Secured Note to Valley Electric Company, Inc. (10.00% plus 8.5% PIK, due 12/31/2018)	20,500	20,500	20,500	0.6%
		Common Stock of Valley Electric Holdings I, Inc. (100 shares)		26,279	2,975	—%
				56,860	33,556	0.9%
Wolf Energy Holdings Inc.(12)	Kansas / Oil & Gas Production	Senior Secured Promissory Note to Wolf Energy, LLC secured by assets formerly owned by H&M (18.00%, in non-accrual status effective 4/15/2013, due 4/15/2018)(37)	22,000	—	3,386	0.1%
		Senior Secured Note to Appalachian Energy LLC (8.00%, in non-accrual status effective 1/19/2010, past due)	2,865	2,000	—	—%
		Senior Secured Note to Appalachian Energy LLC (8.00%, in non-accrual status, past due)	56	50	—	—%
		Senior Secured Note to Coalbed, LLC (8.00%, in non-accrual status effective 1/19/2010, past due)(6)	8,595	5,991	—	—%
		Common Stock of Wolf Energy Holdings Inc. (100 shares)		—	—	—%
		Net Profits Interest in Wolf Energy, LLC (8% of Equity Distributions)(7)		—	213	—%
				8,041	3,599	0.1%
Total Control Investments				$1,719,242	$1,640,454	45.3%

Affiliate Investments (5.00% to 24.99% voting control)(47)

BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	Michigan / Healthcare	Senior Secured Note (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 12/17/2017)(3)(4)	28,950	28,950	28,950	0.8%
		Series A Preferred Stock (9,925.455 shares)(13)		2,879	3,171	0.1%
		Series B Preferred Stock (1,753.636 shares)(13)		—	—	—%
				31,829	32,121	0.9%
Total Affiliate Investments				$31,829	$32,121	0.9%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Aderant North America, Inc.(16)	Georgia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 6/20/2019)(4)	$7,000	$6,914	$7,000	0.2%
				6,914	7,000	0.2%
Aircraft Fasteners International, LLC	California / Machinery	Class A Units (32,500 units)		396	505	—%
				396	505	—%
ALG USA Holdings, LLC(16)	Pennsylvania / Hotels, Restaurants & Leisure	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 2/28/2020)(4)	12,000	11,792	12,000	0.3%
				11,792	12,000	0.3%
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		5	—	—%
				5	—	—%
American Broadband Holding Company and Cameron Holdings of NC, Inc.	North Carolina / Telecommunication Services	Senior Secured Term Loan B (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(3)(4)	74,654	74,654	74,654	2.1%
				74,654	74,654	2.1%
American Gilsonite Company	Utah / Metal Services & Minerals	Second Lien Term Loan (11.50%, due 9/1/2017)	38,500	38,500	38,500	1.1%
		Membership Interest (99.9999%)(15)		—	3,477	0.1%
				38,500	41,977	1.2%
Apidos CLO IX(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	20,525	18,444	19,903	0.5%
				18,444	19,903	0.5%
Apidos CLO XI(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	38,340	33,937	37,087	1.0%
				33,937	37,087	1.0%
Apidos CLO XII(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	44,063	42,042	42,499	1.2%
				42,042	42,499	1.2%
Apidos CLO XV(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	36,515	37,038	36,715	1.0%
				37,038	36,715	1.0%
Arctic Glacier U.S.A., Inc.	Minnesota / Food Products	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 11/10/2019)(3)(4)	150,000	150,000	150,000	4.1%
				150,000	150,000	4.1%
Ark-La-Tex Wireline Services, LLC(4)	Louisiana / Oil and Gas Production	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 4/8/2019)	26,831	26,831	26,831	0.7%
		Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 4/8/2019)	26,831	26,831	26,831	0.7%
		Delayed Draw Term Loan – $5,000 Commitment (due 4/8/2019)(25)	—	—	—	—%
				53,662	53,662	1.4%
Armor Holding II LLC(16)	New York / Diversified Financial Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)(3)(4)	7,000	6,874	6,874	0.2%
				6,874	6,874	0.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Atlantis Health Care Group (Puerto Rico), Inc.	Puerto Rico / Healthcare	Revolving Line of Credit – $3,000 Commitment (13.00% (LIBOR + 11.00% with 2.00% LIBOR floor), due 8/21/2014)(4)(25)(26)	$2,350	$2,350	$2,350	0.1%
		Senior Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2018)(3)(4)	38,957	38,957	34,102	0.9%
				41,307	36,452	1.0%
Babson CLO Ltd. 2011-I(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	35,000	33,591	33,801	0.9%
				33,591	33,801	0.9%
Babson CLO Ltd. 2012-I(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	29,075	23,471	26,401	0.7%
				23,471	26,401	0.7%
Babson CLO Ltd. 2012-II(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	27,850	26,764	27,230	0.8%
				26,764	27,230	0.8%
Blue Coat Systems, Inc.(16)	Massachusetts / Software & Computer Services	Second Lien Term Loan (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 6/28/2020)(3)(4)	11,000	10,902	11,000	0.3%
				10,902	11,000	0.3%
Broder Bros., Co.	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Notes (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 4/8/2019)(3)(4)	257,575	257,575	257,575	7.1%
				257,575	257,575	7.1%
Brookside Mill CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	26,000	22,613	25,081	0.7%
				22,613	25,081	0.7%
Byrider Systems Acquisition Corp.(22)	Indiana / Auto Finance	Senior Subordinated Notes (12.00% plus 2.00% PIK, due 11/3/2016)(3)	11,139	11,139	11,139	0.3%
				11,139	11,139	0.3%
Caleel + Hayden, LLC(14)(31)	Colorado / Personal & Nondurable Consumer Products	Membership Interest		—	182	—%
		Escrow Receivable		—	118	—%
				—	300	—%
Capstone Logistics, LLC	Georgia / Commercial Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.00% with 1.50% LIBOR floor), due 9/16/2016)(4)	92,085	92,085	92,085	2.6%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 9/16/2016)(3)(4)	98,465	98,465	98,465	2.7%
				190,550	190,550	5.3%
Cent CLO 17 Limited(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	24,870	21,999	23,896	0.7%
				21,999	23,896	0.7%
Cent CLO 20 Limited(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	40,275	40,483	40,259	1.1%
				40,483	40,259	1.1%
Cent CLO 21 Limited(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	48,528	46,597	46,154	1.3%
				46,597	46,154	1.3%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

CIFC Funding 2011-I, Ltd.(4)(22)	Cayman Islands / Diversified Financial Services	Class D Senior Secured Notes (5.23% (LIBOR + 5.00%, due 1/19/2023)	$19,000	$15,304	$18,037	0.5%
		Class E Subordinated Notes (7.23% (LIBOR + 7.00%, due 1/19/2023)	15,400	12,814	15,162	0.4%
				28,118	33,199	0.9%
CIFC Funding 2013-III, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	44,100	39,534	43,217	1.2%
				39,534	43,217	1.2%
CIFC Funding 2013-IV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	45,500	40,255	40,934	1.1%
				40,255	40,934	1.1%
Cinedigm DC Holdings, LLC	New York / Software & Computer Services	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)(4)	68,714	68,664	68,714	1.9%
				68,664	68,714	1.9%
The Copernicus Group, Inc.	North Carolina / Healthcare	Escrow Receivable		—	115	—%
				—	115	—%
Correctional Healthcare Holding Company, Inc.	Colorado / Healthcare	Second Lien Term Loan (11.25%, due 1/11/2020)(3)	27,100	27,100	27,642	0.8%
				27,100	27,642	0.8%
Coverall North America, Inc.	Florida / Commercial Services	Senior Secured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor), due 12/17/2017)(3)(4)	51,210	51,210	51,210	1.4%
				51,210	51,210	1.4%
Crosman Corporation	New York / Manufacturing	Second Lien Term Loan (12.00% (LIBOR + 10.50% with 1.50% LIBOR floor), due 12/30/2019)(3)(4)	40,000	40,000	39,708	1.1%
				40,000	39,708	1.1%
CRT MIDCO, LLC	Wisconsin / Media	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2017)(3)(4)	47,504	47,504	47,504	1.3%
				47,504	47,504	1.3%
Deltek, Inc.(16)	Virginia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 10/10/2019)(3)(4)	12,000	11,852	12,000	0.3%
				11,852	12,000	0.3%
Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15% of Equity Distributions)		—	—	—%
				—	—	—%
Edmentum, Inc. (f/k/a Archipelago Learning, Inc.)(16)	Minnesota / Consumer Services	Second Lien Term Loan (11.25% (LIBOR + 9.75% with 1.50% LIBOR floor), due 5/17/2019)(3)(4)	50,000	48,439	50,000	1.4%
				48,439	50,000	1.4%
Empire Today, LLC	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)	15,700	15,419	15,700	0.4%
				15,419	15,700	0.4%
Fischbein, LLC	North Carolina / Machinery	Escrow Receivable		—	116	—%
				—	116	—%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Fleetwash, Inc.(4)	New Jersey / Business Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 4/30/2019)	$25,000	$25,000	$25,000	0.7%
		Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 4/30/2019)	25,000	25,000	25,000	0.7%
		Delayed Draw Term Loan – $15,000 Commitment (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 4/30/2019)(25)	—	—	—	—%
				50,000	50,000	1.4%
Focus Brands, Inc.(16)	Georgia / Consumer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)(4)	18,000	17,776	18,000	0.5%
				17,776	18,000	0.5%
Focus Products Group International, LLC (f/k/a FPG, LLC)	Illinois / Durable Consumer Products	Senior Secured Term Loan (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 1/20/2017)(3)(4)	20,297	20,297	19,886	0.5%
		Common Stock (5,638 shares)		27	—	—%
				20,324	19,886	0.5%
Galaxy XII CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	22,000	19,498	20,449	0.6%
				19,498	20,449	0.6%
Galaxy XV CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	35,025	29,777	31,824	0.9%
				29,777	31,824	0.9%
Galaxy XVI CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	22,575	20,790	20,573	0.6%
				20,790	20,573	0.6%
Galaxy XVII CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	39,905	36,811	36,589	1.0%
				36,811	36,589	1.0%
Global Employment Solutions, Inc.	Colorado / Business Services	Senior Secured Term Loan (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 3/25/2019)(3)(4)	28,464	28,464	28,464	0.8%
				28,464	28,464	0.8%
Grocery Outlet, Inc.(16)	California / Retail	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 6/17/2019)(4)	14,457	14,168	14,457	0.4%
				14,168	14,457	0.4%
GTP Operations, LLC (f/k/a CI (Transplace) Holdings, LLC)(10)	Texas / Software & Computer Services	Senior Secured Term Loan (10.00% (LIBOR + 5.00% with 5.00% LIBOR floor), due 12/11/2018)(3)(4)	112,546	112,546	112,546	3.1%
				112,546	112,546	3.1%
Halcyon Loan Advisors Funding 2012-1 Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	23,188	20,600	22,570	0.6%
				20,600	22,570	0.6%
Halcyon Loan Advisors Funding 2013-1 Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	40,400	38,460	41,509	1.1%
				38,460	41,509	1.1%
Halcyon Loan Advisors Funding 2014-1 Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	24,500	23,471	23,110	0.6%
				23,471	23,110	0.6%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Halcyon Loan Advisors Funding 2014-2 Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	$41,164	$38,630	$38,066	1.1%
				38,630	38,066	1.1%
Harley Marine Services, Inc.(16)	Washington / Transportation	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 12/20/2019)(3)(4)	9,000	8,832	8,832	0.2%
				8,832	8,832	0.2%
ICON Health & Fitness, Inc.	Utah / Durable Consumer Products	Senior Secured Note (11.875%, due 10/15/2016)	21,850	22,005	20,889	0.6%
				22,005	20,889	0.6%
ICV-CSI Holdings, LLC (f/k/a Cargo Airport Services USA, LLC)	New York / Transportation	Common Equity (1.6 units)		1,639	2,079	0.1%
				1,639	2,079	0.1%
IDQ Holdings, Inc.	Texas / Automobile	Senior Secured Note (11.50%, due 4/1/2017)	12,500	12,344	12,500	0.3%
				12,344	12,500	0.3%
Ikaria, Inc.(16)	New Jersey / Healthcare	Second Lien Term Loan (8.75% (LIBOR + 7.75% with 1.00% LIBOR floor), due 2/12/2022)(4)	25,000	24,430	25,000	0.7%
				24,430	25,000	0.7%
Injured Workers Pharmacy, LLC	Massachusetts / Healthcare	Second Lien Term Loan (11.50% (LIBOR + 7.00% with 4.50% LIBOR floor) plus 1.00% PIK, due 5/31/2019)(3)(4)	22,678	22,678	22,904	0.6%
				22,678	22,904	0.6%
Instant Web, LLC(4)	Minnesota / Media	Senior Secured Term Loan A (5.50% (LIBOR + 4.50% with 1.00% LIBOR floor), due 3/28/2019)	126,453	126,453	126,453	3.5%
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/28/2019)(3)	128,000	128,000	128,000	3.6%
		Senior Secured Term Loan C (12.75% (LIBOR + 11.75% with 1.00% LIBOR floor), due 3/28/2019)	12,500	12,500	12,500	0.3%
				266,953	266,953	7.4%
InterDent, Inc.	California / Healthcare	Senior Secured Term Loan A (7.25% (LIBOR + 5.75% with 1.50% LIBOR floor), due 8/3/2017)(4)	63,225	63,225	63,225	1.7%
		Senior Secured Term Loan B (12.25% (LIBOR + 9.25% with 3.00% LIBOR floor), due 8/3/2017)(3)(4)	67,625	67,625	67,625	1.9%
				130,850	130,850	3.6%
JHH Holdings, Inc.	Texas / Healthcare	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor) plus 0.50% PIK, due 3/30/2019)(3)(4)	35,119	35,119	35,119	1.0%
				35,119	35,119	1.0%
LaserShip, Inc.	Virginia / Transportation	Revolving Line of Credit – $5,000 Commitment (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2014)(4)(25)	—	—	—	—%
		Senior Secured Term Loan A (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 3/18/2019)(3)(4)	36,094	36,094	36,094	1.0%
		Senior Secured Term Loan B (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 3/18/2019)(3)(4)	22,111	22,111	22,111	0.6%
		Delayed Draw Term Loan – $6,000 Commitment (2.00%, due 12/31/2015)(4)(25)	—	—	—	—%
				58,205	58,205	1.6%
LCM XIV Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	26,500	24,914	25,124	0.7%
				24,914	25,124	0.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

LHC Holdings Corp.	Florida / Healthcare	Revolving Line of Credit – $750 Commitment (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 5/31/2015)(4)(25)(26)	$—	$—	$—	—%
		Senior Subordinated Debt (10.50%, due 5/31/2015)(3)	1,865	1,865	1,865	0.1%
		Membership Interest (125 units)		216	253	—%
				2,081	2,118	0.1%
Madison Park Funding IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	31,110	24,546	27,266	0.8%
				24,546	27,266	0.8%
Matrixx Initiatives, Inc.	New Jersey / Pharmaceuticals	Senior Secured Term Loan A (7.50% (LIBOR + 6.00% with 1.50% LIBOR floor), due 8/9/2018)(3)(4)	38,319	38,319	36,839	1.0%
		Senior Secured Term Loan B (12.50% (LIBOR + 11.00% with 1.50% LIBOR floor), due 8/9/2018)(3)(4)	39,750	39,750	36,851	1.0%
				78,069	73,690	2.0%
Maverick Healthcare Equity, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		1,252	821	—%
		Class A Common Units (1,250,000 units)		—	—	—%
				1,252	821	—%
Mountain View CLO 2013-I Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	43,650	40,754	43,555	1.2%
				40,754	43,555	1.2%
NCP Finance Limited Partnership(22)(23)	Ohio / Consumer Finance	Subordinated Secured Term Loan (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(3)(4)(16)	11,910	11,692	12,208	0.3%
				11,692	12,208	0.3%
New Century Transportation, Inc.	New Jersey / Transportation	Senior Subordinated Term Loan (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 4/1/2014, due 2/3/2018)(4)	44,000	44,000	—	—%
				44,000	—	—%
Nixon, Inc.	California / Durable Consumer Products	Senior Secured Term Loan (8.75% plus 2.75% PIK, due 4/16/2018)(16)	13,532	13,316	13,316	0.4%
				13,316	13,316	0.4%
NRG Manufacturing, Inc.	Texas / Manufacturing	Escrow Receivable		—	1,110	—%
				—	1,110	—%
Octagon Investment Partners XV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	26,901	24,338	26,732	0.7%
				24,338	26,732	0.7%
Onyx Payments, Inc. (f/k/a Pegasus Business Intelligence, LP)	Texas / Diversified Financial Services	Senior Secured Term Loan A (6.75% (LIBOR + 5.50% with 1.25% LIBOR floor), due 4/18/2018)(4)	15,125	15,125	15,125	0.4%
		Senior Secured Term Loan B (13.75% (LIBOR + 12.50% with 1.25% LIBOR floor), due 4/18/2018)(4)	15,938	15,938	15,938	0.4%
				31,063	31,063	0.8%
Pelican Products, Inc.(16)	California / Durable Consumer Products	Second Lien Term Loan (9.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 4/9/2021)(4)	17,500	17,482	17,500	0.5%
				17,482	17,500	0.5%
Photonis Technologies SAS(16)(22)	France / Aerospace & Defense	First Lien Term Loan (8.50% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(4)	10,448	10,170	10,339	0.3%
				10,170	10,339	0.3%
Pinnacle (US) Acquisition Co. Limited(16)	Texas / Software & Computer Services	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)(4)	10,000	9,833	10,000	0.3%
				9,833	10,000	0.3%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

PrimeSport, Inc.	Georgia / Hotels, Restaurants & Leisure	Revolving Line of Credit – $15,000 Commitment (10.00% (LIBOR + 9.50% with 0.50% LIBOR floor), due 12/23/2014)(4)(25)	$—	$—	$—	—%
		Senior Secured Term Loan A (7.50% (LIBOR + 6.50% with 1.00% LIBOR floor), due 12/23/2019)(3)(4)	43,263	43,263	43,263	1.2%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor) plus 1.00% PIK, due 12/23/2019)(3)(4)	43,700	43,700	43,700	1.2%
				86,963	86,963	2.4%
Prince Mineral Holding Corp.	New York / Metal Services & Minerals	Senior Secured Term Loan (11.50%, due 12/15/2019)	10,000	9,902	10,000	0.3%
				9,902	10,000	0.3%
Progrexion Holdings, Inc.(28)	Utah / Consumer Services	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 9/14/2017)(3)(4)	436,647	436,647	436,647	12.1%
				436,647	436,647	12.1%
Rocket Software, Inc.(16)	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)(3)(4)	20,000	19,758	20,000	0.6%
				19,758	20,000	0.6%
Royal Adhesives & Sealants, LLC	Indiana / Chemicals	Second Lien Term Loan (9.75% (LIBOR + 8.50% with 1.25% LIBOR floor), due 1/31/2019)(4)	20,000	19,648	19,713	0.5%
				19,648	19,713	0.5%
Ryan, LLC	Texas / Business Services	Subordinated Unsecured Notes (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 3.00% PIK, due 6/30/2018)(4)	70,531	70,531	70,531	1.9%
				70,531	70,531	1.9%
Sandow Media, LLC	Florida / Media	Senior Secured Term Loan (12.00%, due 5/8/2018)(3)	25,081	25,081	23,524	0.7%
				25,081	23,524	0.7%
Small Business Whole Loan Portfolio(43)	New York / Diversified Financial Services	144 small business loans issued by OnDeck Capital, Inc.	4,637	4,637	4,252	0.1%
				4,637	4,252	0.1%
Snacks Parent Corporation	Minnesota / Food Products	Series A Preferred Stock (4,021.45 shares)		—	—	—%
		Series B Preferred Stock (1,866.10 shares)		—	—	—%
		Warrant (to purchase 31,196.52 shares of Common Stock, expires 11/12/2020)		591	1,819	0.1%
				591	1,819	0.1%
Spartan Energy Services, Inc.	Louisiana / Energy	Senior Secured Term Loan (10.50% (LIBOR + 9.00% with 1.50% LIBOR floor), due 12/28/2017)(3)(4)	35,633	35,633	35,633	1.0%
				35,633	35,633	1.0%
Speedy Group Holdings Corp.(22)	Canada / Consumer Finance	Senior Unsecured Notes (12.00%, due 11/15/2017)	15,000	15,000	15,000	0.4%
				15,000	15,000	0.4%
Sport Helmets Holdings, LLC(14)	New York / Personal & Nondurable Consumer Products	Escrow Receivable		—	130	—%
				—	130	—%
Stauber Performance Ingredients, Inc.	California / Food Products	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 1/21/2016)(3)(4)	12,809	12,809	12,809	0.4%
		Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 5/21/2017)(3)(4)	9,975	9,975	9,975	0.3%
				22,784	22,784	0.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility – $50,300 Commitment (12.25% (LIBOR + 10.75% with 1.50% LIBOR floor) plus 3.75% PIK, in non-accrual status effective 12/1/2011, due 12/1/2015)(4)(25)	$36,080	$32,710	$—	—%
		Overriding Royalty Interests(18)		—	—	—%
				32,710	—	—%
Sudbury Mill CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	28,200	26,914	26,140	0.7%
				26,914	26,140	0.7%
Symphony CLO IX Ltd.(22)	Cayman Islands / Diversified Financial Services	Preference Shares (Residual Interest)	45,500	37,734	44,294	1.2%
				37,734	44,294	1.2%
Symphony CLO XIV Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	49,250	49,858	49,025	1.4%
				49,858	49,025	1.4%
System One Holdings, LLC	Pennsylvania / Business Services	Senior Secured Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2018)(3)(4)	44,646	44,646	44,646	1.2%
				44,646	44,646	1.2%
Targus Group International, Inc.(16)	California / Durable Consumer Products	First Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor) plus 1.0% PIK, due 5/24/2016)(3)(4)	21,911	21,697	19,949	0.6%
				21,697	19,949	0.6%
TB Corp.	Texas / Hotels, Restaurants & Leisure	Senior Subordinated Note (12.00% plus 1.50% PIK, due 12/19/2018)(3)	23,628	23,628	23,628	0.7%
				23,628	23,628	0.7%
Tectum Holdings, Inc.(16)	Michigan / Automobile	Second Lien Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 3/12/2019)(4)	10,000	9,952	9,952	0.3%
				9,952	9,952	0.3%
Therakos, Inc.	New Jersey / Healthcare	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor), due 6/27/2018)(4)	13,000	12,762	13,000	0.4%
				12,762	13,000	0.4%
Tolt Solutions, Inc.	South Carolina / Business Services	Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), due 3/7/2019)(3)(4)	48,705	48,705	48,705	1.3%
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/7/2019)(3)(4)	48,900	48,900	48,900	1.4%
				97,605	97,605	2.7%
Traeger Pellet Grills LLC	Oregon / Durable Consumer Products	Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2018)(3)(4)	29,100	29,100	29,100	0.8%
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2018)(3)(4)	29,700	29,700	29,700	0.8%
				58,800	58,800	1.6%
Transaction Network Services, Inc.(16)	Virginia / Telecommunication Services	Second Lien Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 8/14/2020)(4)	5,000	4,976	5,000	0.1%
				4,976	5,000	0.1%
TriMark USA, LLC(16)	Massachusetts / Hotels, Restaurants & Leisure	Second Lien Term Loan (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 8/11/2019)(4)	10,000	9,810	9,810	0.3%
				9,810	9,810	0.3%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

United Sporting Companies, Inc.(5)	South Carolina / Durable Consumer Products	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor), due 5/16/2018)(3)(4)	$160,000	$160,000	$160,000	4.4%
				160,000	160,000	4.4%
United States Environmental Services, LLC	Texas / Commercial Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 3/31/2019)(3)(4)	23,850	23,850	23,850	0.7%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor), due 3/31/2019)(3)(4)	36,000	36,000	36,000	1.0%
				59,850	59,850	1.7%
Venio LLC (f/k/a LM Keane Acquisition Co.)	Pennsylvania / Business Services	Second Lien Term Loan (12.00% (LIBOR + 9.50% with 2.50% LIBOR floor), due 2/19/2020)(3)(4)	17,000	17,000	16,726	0.5%
				17,000	16,726	0.5%
Voya CLO 2012-2, Ltd. (f/k/a ING IM CLO 2012-2, Ltd.)(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	38,070	31,058	35,843	1.0%
				31,058	35,843	1.0%
Voya CLO 2012-3, Ltd. (f/k/a ING IM CLO 2012-3, Ltd.)(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	46,632	39,368	43,960	1.2%
				39,368	43,960	1.2%
Voya CLO 2012-4, Ltd. (f/k/a ING IM CLO 2012-4, Ltd.)(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	40,613	34,941	39,647	1.1%
				34,941	39,647	1.1%
Voya CLO 2014-1, Ltd. (f/k/a ING IM CLO 2014-1, Ltd.)(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	32,383	33,825	32,949	0.9%
				33,825	32,949	0.9%
Washington Mill CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	22,600	21,601	21,583	0.6%
				21,601	21,583	0.6%
Water Pik, Inc.(16)	Colorado / Personal & Nondurable Consumer Products	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 1/8/2021)(4)	11,000	10,604	10,604	0.3%
				10,604	10,604	0.3%
Wheel Pros, LLC(4)	Colorado / Business Services	Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)	12,000	12,000	12,000	0.3%
		Delayed Draw Term Loan – $3,000 Commitment (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 12/30/2015)(25)	—	—	—	—%
				12,000	12,000	0.3%
Wind River Resources Corporation(39)	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal and 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)(4)	15,000	14,650	—	—%
		Net Profits Interest (5% of Equity Distributions)(7)		—	—	—%
				14,650	—	—%
Total Non-Control/Non-Affiliate Investments (Level 3)				$4,620,388	$4,580,996	126.6%

Total Level 3 Portfolio Investments				$6,371,459	$6,253,571	172.8%
See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 1 PORTFOLIO INVESTMENTS:

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		$63	$168	—%
				63	168	—%
Total Non-Control/Non-Affiliate Investments (Level 1)				$63	$168	—%

Total Non-Control/Non-Affiliate Investments				$4,620,451	$4,581,164	126.6%

Total Portfolio Investments				$6,371,522	$6,253,739	172.8%

See notes to consolidated financial statements.

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Control Investments (greater than 25.00% voting control)(48)

AMU Holdings Inc.(27)	Pennsylvania / Property Management	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/30/2015)(3)(4)	$28,750	$28,750	$28,750	1.1%
		Senior Subordinated Term Loan (12.00% plus 6.00% PIK, due 12/31/2015)	12,500	12,500	12,500	0.5%
		Series A Preferred Stock (9,919.684 shares)		9,920	9,920	0.4%
		Common Stock (100 shares)		—	3,478	0.1%
				51,170	54,648	2.1%
APH Property Holdings, LLC(32)	Georgia / Real Estate	Senior Term Loan (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 10/24/2020)(4)	125,892	125,892	125,892	4.8%
		Membership Interest		26,648	26,648	1.0%
				152,540	152,540	5.8%
ARRM Holdings Inc.	South Carolina / Manufacturing	Senior Secured Note — Tranche A (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/30/2018)(3)(4)	19,737	19,737	19,737	0.7%
		Subordinated Unsecured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 6.00% PIK, due 3/30/2018)(4)	19,700	19,700	19,700	0.7%
		Series A Convertible Preferred Stock (6,142.60 shares)		6,057	—	—%
		Common Stock (6.00 shares)		—	—	—%
				45,494	39,437	1.4%
AWC, LLC(19)	North Carolina / Machinery	Members Units — Class A (1,800,000 units)		—	—	—%
		Members Units — Class B-1 (1 unit)		—	—	—%
		Members Units — Class B-2 (7,999,999 units)		—	—	—%
				—	—	—%
Borga, Inc.(21)	California / Manufacturing	Revolving Line of Credit — $1,150 Commitment (5.00% (PRIME + 1.75%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)(25)	1,150	1,095	586	—%
		Senior Secured Term Loan B (8.50% (PRIME + 5.25%) plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)	1,611	1,501	—	—%
		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)	9,738	706	—	—%
		Common Stock (100 shares)		—	—	—%
		Warrant (to purchase 33,750 shares of Common Stock, expires 5/6/2015)		—	—	—%
				3,302	586	—%
CCPI Holdings Inc.(33)	Ohio / Manufacturing	Senior Secured Note (10.00%, due 12/31/2017)(3)	17,663	17,663	17,663	0.7%
		Senior Secured Note (12.00% plus 7.00% PIK, due 6/30/2018)	7,659	7,659	7,659	0.3%
		Common Stock (100 shares)		8,581	7,977	0.3%
		Net Revenue Interest (4% of Net Revenue)		—	604	—%
				33,903	33,903	1.3%
Credit Central Holdings of Delaware, LLC(22)(34)	Ohio / Consumer Finance	Senior Secured Revolving Credit Facility — $60,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 12/31/2022)(4)(25)	38,082	38,082	38,082	1.4%
		Membership Interest		9,581	8,361	0.3%
		Net Revenue Interest (5% of Net Revenue)		—	4,019	0.2%
				47,663	50,462	1.9%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Control Investments (greater than 25.00% voting control)(48)

Energy Solutions Holdings Inc.(8)	Texas / Energy	Junior Secured Note (18.00%, due 12/12/2016)	$8,500	$8,500	$8,500	0.3%
		Senior Secured Note to Vessel Holdings, LLC (18.00%, due 12/12/2016)	3,500	3,500	3,500	0.1%
		Subordinated Secured Note to Jettco Marine Services, LLC (12.00% (LIBOR + 6.11% with 5.89% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 10/1/2010, past due)(4)	13,906	12,503	8,449	0.3%
		Senior Secured Note to Yatesville Coal Holdings, LLC (in non-accrual status effective 1/1/2009, past due)	1,449	1,449	—	—%
		Escrow Receivable		—	—	—%
		Common Stock (100 shares)		8,318	6,247	0.2%
				34,270	26,696	0.9%
First Tower Holdings of Delaware LLC(22)(29)	Mississippi / Consumer Finance	Senior Secured Revolving Credit Facility — $400,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 6/30/2022)(4)(25)	264,760	264,760	264,760	10.0%
		Membership Interest		43,193	20,447	0.8%
		Net Revenue Interest (5% of Net Revenue)		—	12,877	0.5%
				307,953	298,084	11.3%
The Healing Staff, Inc.(9)	North Carolina / Contracting	Secured Promissory Notes (15.00%, in non-accrual status effective 12/22/2010, past due)	1,688	1,686	—	—%
		Senior Demand Note (15.00%, in non-accrual status effective 11/1/2010, past due)	1,170	1,170	—	—%
		Common Stock (1,000 shares)		975	—	—%
				3,831	—	—%
Manx Energy, Inc.(12)	Kansas / Oil & Gas Production	Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, past due)	500	500	346	—%
		Series A-1 Preferred Stock (6,635 shares)		—	—	—%
		Common Stock (17,082 shares)		—	—	—%
				500	346	—%
Nationwide Acceptance Holdings LLC(22)(36)	Illinois / Consumer Finance	Senior Secured Revolving Credit Facility — $30,000 Commitment (20.00% (LIBOR + 18.50% with 1.50% LIBOR floor), due 1/31/2023)(4)(25)	21,308	21,308	21,308	0.8%
		Membership Interest		3,843	2,142	0.1%
		Net Revenue Interest (5% of Net Revenue)		—	1,701	0.1%
				25,151	25,151	1.0%
NMMB Holdings, Inc.(24)	New York / Media	Senior Term Loan (14.00%, due 5/6/2016)	16,000	16,000	13,149	0.5%
		Senior Subordinated Term Loan (15.00%, due 5/6/2016)	2,800	2,800	—	—%
		Series A Preferred Stock (4,400 shares)		4,400	—	—%
				23,200	13,149	0.5%
R-V Industries, Inc.	Pennsylvania / Manufacturing	Senior Subordinated Note (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/12/2018)(4)	32,750	32,750	32,750	1.2%
		Common Stock (545,107 shares)		5,087	18,522	0.7%
		Warrant (to purchase 200,000 shares of Common Stock, expires 6/30/2017)		1,682	6,796	0.3%
				39,519	58,068	2.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Control Investments (greater than 25.00% voting control)(48)

Valley Electric Holdings I, Inc.(35)	Washington / Construction & Engineering	Senior Secured Note (9.00% (LIBOR + 6.00%, with 3.00% LIBOR floor) plus 9.00% PIK, due 12/31/2018)(4)	$34,063	$34,063	$34,063	1.3%
		Senior Secured Note (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2017)(3)(4)	10,026	10,026	10,026	0.4%
		Common Stock (100 shares)		9,526	8,288	0.3%
		Net Revenue Interest (5% of Net Revenue)		—	1,238	0.1%
				53,615	53,615	2.1%
Wolf Energy Holdings Inc.(12)	Kansas / Oil & Gas Production	Senior Secured Promissory Note secured by assets formerly owned by H&M (18.00%, in non-accrual status effective 4/15/2013, due 4/15/2018)(37)	22,000	—	3,832	0.1%
		Senior Secured Note to Appalachian Energy Holdings, LLC (8.00%, in non-accrual status effective 1/19/2010, past due)	2,642	2,000	546	—%
		Senior Secured Note to Appalachian Energy Holdings, LLC (8.00%, in non-accrual status, past due)	51	50	51	—%
		Senior Secured Note to Coalbed, LLC (8.00%, in non-accrual status effective 1/19/2010, past due)(6)	7,930	5,990	—	—%
		Common Stock (100 shares)		—	—	—%
		Net Profits Interest (8% of Equity Distributions)(7)		—	520	—%
				8,040	4,949	0.1%
Total Control Investments				$830,151	$811,634	30.6%

Affiliate Investments (5.00% to 24.99% voting control)(49)

BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	Michigan / Healthcare	Senior Secured Note (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 12/17/2017)(3)(4)	29,550	29,550	29,550	1.1%
		Series A Preferred Stock (9,925.455 shares)(13)		2,300	2,832	0.1%
		Series B Preferred Stock (1,753.636 shares)(13)		579	533	—%
				32,429	32,915	1.2%
BXC Holding Company(20)	Georgia / Textiles, Apparel & Luxury Goods	Senior Secured Term Loan A (10.00% plus 1.00% PIK, due 9/15/2015)	1,712	1,702	1,712	0.1%
		Senior Secured Term Loan B (10.00% plus 1.00% PIK, due 9/15/2015)	4,892	4,809	4,892	0.2%
		Senior Secured Term Loan C (10.00% plus 1.00% PIK, due 9/15/2015)	2,371	2,371	2,371	0.1%
		Senior Secured Term Loan (10.00% plus 1.00% PIK, due 9/15/2015)	8,325	7,878	410	—%
		Series A Preferred Stock (1,000,000 shares)		—	—	—%
		Common Stock (10,000 shares)		—	—	—%
		Warrant (to purchase 15% of all classes of equity, expires 8/31/2022)		—	—	—%
				16,760	9,385	0.4%
Smart, LLC(14)	New York / Diversified / Conglomerate Service	Membership Interest		—	143	—%
				—	143	—%
Total Affiliate Investments				$49,189	$42,443	1.6%

See notes to consolidated financial statements.

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

ADAPCO, Inc.	Florida / Ecological	Common Stock (5,000 shares)		$141	$335	—%
				141	335	—%
Aderant North America, Inc.	Georgia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 6/20/2019)(4)	$7,000	6,900	7,000	0.3%
				6,900	7,000	0.3%
Aircraft Fasteners International, LLC	California / Machinery	Class A Units (32,500 units)		396	565	—%
				396	565	—%
ALG USA Holdings, LLC	Pennsylvania / Hotels, Restaurants & Leisure	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 2/28/2020)(4)	12,000	11,764	12,000	0.4%
				11,764	12,000	0.4%
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		56	—	—%
				56	—	—%
American Gilsonite Company	Utah / Metal Services & Minerals	Second Lien Term Loan (11.50%, due 9/1/2017)	38,500	38,500	38,500	1.4%
		Membership Interest(15)		—	4,058	0.2%
				38,500	42,558	1.6%
Apidos CLO VIII(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	19,730	19,931	19,718	0.7%
				19,931	19,718	0.7%
Apidos CLO IX(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	20,525	19,609	19,294	0.7%
				19,609	19,294	0.7%
Apidos CLO XI(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	38,340	39,239	37,972	1.4%
				39,239	37,972	1.4%
Apidos CLO XII(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	44,063	43,480	40,294	1.5%
				43,480	40,294	1.5%
Arctic Glacier U.S.A., Inc.	Canada / Food Products	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor), due 11/10/2019)(4)	150,000	150,000	150,000	5.6%
				150,000	150,000	5.6%
Armor Holding II LLC(16)	New York / Diversified Financial Services	Second Lien Term Loan (9.25% (LIBOR + 8.00% with 1.25% LIBOR floor), due 12/26/2020)(4)	7,000	6,860	7,000	0.3%
				6,860	7,000	0.3%
Atlantis Health Care Group (Puerto Rico), Inc.	Puerto Rico / Healthcare	Revolving Line of Credit — $7,000 Commitment (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2014)(4)(25)(26)	2,000	2,000	2,000	0.1%
		Senior Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2018)(3)(4)	39,352	39,352	39,352	1.5%
				41,352	41,352	1.6%
Babson CLO Ltd. 2011-I(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	35,000	34,499	34,450	1.3%
				34,499	34,450	1.3%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Babson CLO Ltd. 2012-I(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	$29,075	$25,917	$27,269	1.0%
				25,917	27,269	1.0%
Babson CLO Ltd. 2012-II(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	27,850	28,863	27,510	1.0%
				28,863	27,510	1.0%
Blue Coat Systems, Inc.(16)	Massachusetts / Software & Computer Services	Second Lien Term Loan (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 6/28/2020)(4)	11,000	10,890	11,000	0.4%
				10,890	11,000	0.4%
Broder Bros., Co.	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Notes (10.75% (LIBOR + 9.00% with 1.75% LIBOR floor), due 6/27/2018)(3)(4)	99,500	99,500	99,323	3.7%
				99,500	99,323	3.7%
Brookside Mill CLO Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	26,000	23,896	23,743	0.9%
				23,896	23,743	0.9%
Byrider Systems Acquisition Corp.(22)	Indiana / Auto Finance	Senior Subordinated Notes (12.00% plus 2.00% PIK, due 11/3/2016)(3)	10,914	10,914	10,417	0.4%
				10,914	10,417	0.4%
Caleel + Hayden, LLC(14)(31)	Colorado / Personal & Nondurable Consumer Products	Membership Interest		—	104	—%
		Escrow Receivable		—	137	—%
				—	241	—%
Capstone Logistics, LLC	Georgia / Commercial Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.00% with 1.50% LIBOR floor), due 9/16/2016)(4)	97,291	97,291	97,291	3.7%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 9/16/2016)(3)(4)	100,000	100,000	100,000	3.8%
				197,291	197,291	7.5%
Cargo Airport Services USA, LLC	New York / Transportation	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/31/2016)(3)(4)	43,977	43,977	44,417	1.7%
		Common Equity (1.6 units)		1,639	1,860	0.1%
				45,616	46,277	1.8%
Cent CLO 17 Limited(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	24,870	24,615	25,454	1.0%
				24,615	25,454	1.0%
CI Holdings(4)	Texas / Software & Computer Services	Senior Secured Term Loan (10.00% (LIBOR + 5.00% with 5.00% LIBOR floor), due 6/11/2019)	114,713	114,713	114,713	4.3%
				114,713	114,713	4.3%
CIFC Funding 2011-I, Ltd.(4)(22)	Cayman Islands / Diversified Financial Services	Class D Senior Secured Notes (5.32% (LIBOR + 5.00%), due 1/19/2023)	19,000	15,029	15,844	0.6%
		Class E Subordinated Notes (7.32% (LIBOR + 7.00%), due 1/19/2023)	15,400	12,638	12,745	0.5%
				27,667	28,589	1.1%
Cinedigm DC Holdings, LLC(4)	New York / Software & Computer Services	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)	70,595	70,595	70,595	2.7%
				70,595	70,595	2.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

The Copernicus Group, Inc.	North Carolina / Healthcare	Escrow Receivable		$—	$130	—%
				—	130	—%
Correctional Healthcare Holding Company, Inc.	Colorado / Healthcare	Second Lien Term Loan (11.25%, due 1/11/2020)(3)	$27,100	27,100	27,100	1.0%
				27,100	27,100	1.0%
Coverall North America, Inc.	Florida / Commercial Services	Senior Secured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor), due 12/17/2017)(3)(4)	39,303	39,303	39,303	1.5%
				39,303	39,303	1.5%
CP Well Testing, LLC	Oklahoma / Oil & Gas Production	Senior Secured Term Loan (13.50% (LIBOR + 11.00% with 2.50% LIBOR floor), due 10/03/2017)(4)	19,125	19,125	19,125	0.7%
				19,125	19,125	0.7%
CRT MIDCO, LLC	Wisconsin / Media	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2017)(3)(4)	71,106	71,106	71,106	2.7%
				71,106	71,106	2.7%
Deltek, Inc.	Virginia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 10/10/2019)(4)	12,000	11,833	12,000	0.5%
				11,833	12,000	0.5%
Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15% of Equity Distributions)(7)		—	—	—%
				—	—	—%
Edmentum, Inc. (f/k/a Archipelago Learning, Inc.)(4)	Minnesota / Consumer Services	Second Lien Term Loan (11.25% (LIBOR + 9.75% with 1.50% LIBOR floor), due 5/17/2019)	50,000	48,218	50,000	1.9%
				48,218	50,000	1.9%
EIG Investors Corp.	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 5/09/2020)(4)(16)	22,000	21,792	22,000	0.8%
				21,792	22,000	0.8%
Empire Today, LLC	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)	15,700	15,332	14,650	0.6%
				15,332	14,650	0.6%
EXL Acquisition Corp.	South Carolina / Biotechnology	Escrow Receivable		—	14	—%
				—	14	—%
Evanta Ventures, Inc.(11)	Oregon / Commercial Services	Subordinated Unsecured (12.00% plus 1.00% PIK, due 9/28/2018)	10,479	10,479	10,479	0.4%
				10,479	10,479	0.4%
Fairchild Industrial Products, Co.	North Carolina / Electronics	Escrow Receivable		—	149	—%
				—	149	—%
Fischbein, LLC	North Carolina / Machinery	Escrow Receivable		—	225	—%
				—	225	—%
Focus Brands, Inc.(4)	Georgia / Consumer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)	18,000	17,731	18,000	0.7%
				17,731	18,000	0.7%

FPG, LLC	Illinois / Durable Consumer Products	Senior Secured Term Loan (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 1/20/2017)(4)	$21,401	$21,401	$21,401	0.8%
		Common Stock (5,638 shares)		27	19	—%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

				21,428	21,420	0.8%
Galaxy XII CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	22,000	20,792	21,657	0.8%
				20,792	21,657	0.8%
Galaxy XV CLO, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	35,025	32,119	30,227	1.1%
				32,119	30,227	1.1%
Grocery Outlet, Inc.	California / Retail	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 6/17/2019)(4)	14,457	14,127	14,457	0.5%
				14,127	14,457	0.5%
Gulf Coast Machine & Supply Company	Texas / Manufacturing	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 10/12/2017)(3)(4)	41,213	41,213	31,972	1.2%
				41,213	31,972	1.2%
Halcyon Loan Advisors Funding 2012-1 Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	23,188	22,279	22,724	0.9%
				22,279	22,724	0.9%
Halcyon Loan Advisors Funding 2013-1 Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	40,400	41,085	38,291	1.4%
				41,085	38,291	1.4%
Hoffmaster Group, Inc.(4)	Wisconsin / Personal & Nondurable Consumer Products	Second Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 1/3/2019)	20,000	19,831	19,598	0.7%
		Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 1/3/2019)	1,000	991	955	—%
				20,822	20,553	0.7%
ICON Health & Fitness, Inc.	Utah / Durable Consumer Products	Senior Secured Note (11.875%, due 10/15/2016)(3)	43,100	43,310	33,929	1.3%
				43,310	33,929	1.3%
IDQ Holdings, Inc.	Texas / Automobile	Senior Secured Note (11.50%, due 4/1/2017)	12,500	12,300	12,500	0.5%
				12,300	12,500	0.5%
ING IM CLO 2012-2, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	38,070	34,904	36,848	1.4%
				34,904	36,848	1.4%
ING IM CLO 2012-3, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	46,632	44,454	46,361	1.7%
				44,454	46,361	1.7%
ING IM CLO 2012-4, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	40,613	39,255	41,153	1.5%
				39,255	41,153	1.5%
Injured Workers Pharmacy, LLC	Massachusetts / Healthcare	Second Lien Term Loan (11.50% (LIBOR + 7.00% with 4.50% LIBOR floor) plus 1.00% PIK, due 5/31/2019)(3)(4)	22,430	22,430	22,430	0.8%
				22,430	22,430	0.8%
InterDent, Inc.(4)	California / Healthcare	Senior Secured Term Loan A (8.00% (LIBOR + 6.50% with 1.50% LIBOR floor), due 8/3/2017)	$53,475	$53,475	$53,475	2.0%
		Senior Secured Term Loan B (13.00% (LIBOR + 10.00% with 3.00% LIBOR floor), due 8/3/2017)(3)	55,000	55,000	55,000	2.1%
				108,475	108,475	4.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

JHH Holdings, Inc.	Texas / Healthcare	Second Lien Term Loan (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 1.50% PIK, due 6/23/2018)(3)(4)	16,119	16,119	16,119	0.6%
				16,119	16,119	0.6%
LaserShip, Inc.(4)	Virginia / Transportation	Revolving Line of Credit — $5,000 Commitment (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2014)(25)	—	—	—	—%
		Senior Secured Term Loan (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2017)(3)	37,031	37,031	37,031	1.4%
				37,031	37,031	1.4%
LCM XIV Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	26,500	25,838	25,838	1.0%
				25,838	25,838	1.0%
LHC Holdings Corp.	Florida / Healthcare	Revolving Line of Credit — $750 Commitment (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 5/31/2015)(4)(25)(26)	—	—	—	—%
		Senior Subordinated Debt (10.50%, due 5/31/2015)(3)	2,865	2,865	2,865	0.1%
		Common Stock (125 shares)		216	245	—%
				3,081	3,110	0.1%
Madison Park Funding IX, Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	31,110	26,401	26,596	1.0%
				26,401	26,596	1.0%
Material Handling Services, LLC(4)	Ohio / Business Services	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 7/5/2017)(3)	27,580	27,580	27,199	1.0%
		Senior Secured Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 12/21/2017)	37,959	37,959	37,035	1.4%
				65,539	64,234	2.4%
Maverick Healthcare Equity, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		1,252	780	—%
		Class A Common Units (1,250,000 units)		—	—	—%
				1,252	780	—%
Medical Security Card Company, LLC(4)	Arizona / Healthcare	Revolving Line of Credit — $1,500 Commitment (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 2/1/2016)(25)	—	—	—	—%
		First Lien Term Loan (11.25% (LIBOR + 8.75% with 2.50% LIBOR floor), due 2/1/2016)(3)	13,427	13,427	13,427	0.5%
				13,427	13,427	0.5%
Mountain View CLO 2013-I Ltd.(22)	Cayman Islands / Diversified Financial Services	Subordinated Notes (Residual Interest)	43,650	44,235	43,192	1.6%
				44,235	43,192	1.6%
National Bankruptcy Services, LLC(3)(4)	Texas / Diversified Financial Services	Senior Subordinated Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 1.50% PIK, due 7/17/2017)	18,683	18,683	16,883	0.6%
				18,683	16,883	0.6%
Naylor, LLC(4)	Florida / Media	Revolving Line of Credit — $2,500 Commitment (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)(25)	$—	$—	$—	—%
		Senior Secured Term Loan (11.00% (LIBOR + 8.00% with 3.00% LIBOR floor), due 6/7/2017)(3)	46,170	46,170	46,170	1.7%
				46,170	46,170	1.7%
New Century Transportation, Inc.	New Jersey / Transportation	Senior Subordinated Term Loan (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 3.00% PIK, due 2/3/2018)(3)(4)	45,120	45,120	44,166	1.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

				45,120	44,166	1.7%
New Star Metals, Inc.	Indiana / Metal Services & Minerals	Senior Subordinated Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor) plus 1.00% PIK, due 2/2/2018)(4)	50,274	50,274	50,274	1.9%
				50,274	50,274	1.9%
Nixon, Inc.	California / Durable Consumer Products	Senior Secured Term Loan (8.75% plus 2.75% PIK, due 4/16/2018)(16)	15,509	15,252	14,992	0.6%
				15,252	14,992	0.6%
NRG Manufacturing, Inc.	Texas / Manufacturing	Escrow Receivable		—	3,618	0.1%
				—	3,618	0.1%
Octagon Investment Partners XV, Ltd.(22)	Cayman Islands / Diversified Financial Services	Income Notes (Residual Interest)	26,901	26,919	25,515	1.0%
				26,919	25,515	1.0%
Pegasus Business Intelligence, LP(4)	Texas / Diversified Financial Services	Revolving Line of Credit — $2,500 Commitment (9.00% (LIBOR + 7.75% with 1.25% LIBOR floor), due 4/18/2014)(25)	—	—	—	—%
		Senior Secured Term Loan A (6.75% (LIBOR + 5.50% with 1.25% LIBOR floor), due 4/18/2018)	15,938	15,938	15,938	0.6%
		Senior Secured Term Loan B (13.75% (LIBOR + 12.50% with 1.25% LIBOR floor), due 4/18/2018)	15,938	15,938	15,938	0.6%
				31,876	31,876	1.2%
Pelican Products, Inc.(16)	California / Durable Consumer Products	Second Lien Term Loan (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 6/14/2019)(3)(4)	15,000	14,729	15,000	0.6%
				14,729	15,000	0.6%
The Petroleum Place, Inc.	Colorado / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 5/20/2019)(4)	22,000	21,690	22,000	0.8%
				21,690	22,000	0.8%
Pinnacle (US) Acquisition Co. Limited(16)	Texas / Software & Computer Services	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)(4)	10,000	9,815	10,000	0.4%
				9,815	10,000	0.4%
Pre-Paid Legal Services, Inc.(16)	Oklahoma / Consumer Services	Senior Subordinated Term Loan (11.50% (PRIME + 8.25%), due 12/31/2016)(3)(4)	5,000	5,000	5,000	0.2%
				5,000	5,000	0.2%
Prince Mineral Holding Corp.	New York / Metal Services & Minerals	Senior Secured Term Loan (11.50%, due 12/15/2019)	10,000	9,888	10,000	0.4%
				9,888	10,000	0.4%
Progrexion Holdings, Inc.(4)(28)	Utah / Consumer Services	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 9/14/2017)(3)	241,033	241,033	241,033	9.1%
				241,033	241,033	9.1%
Rocket Software, Inc.(3)(4)	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)	$20,000	$19,719	$20,000	0.8%
				19,719	20,000	0.8%
Royal Adhesives & Sealants, LLC	Indiana / Chemicals	Senior Subordinated Unsecured Term Loan (12.00% plus 2.00% PIK, due 11/29/2016)	28,364	28,364	28,648	1.1%
				28,364	28,648	1.1%
Ryan, LLC(4)	Texas / Business Services	Subordinated Secured Notes (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 3.00% PIK, due 6/30/2018)	70,000	70,000	70,000	2.6%
				70,000	70,000	2.6%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Sandow Media, LLC	Florida / Media	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor) plus 1.50% PIK, due 5/8/2018)(4)	24,900	24,900	24,900	0.9%
				24,900	24,900	0.9%
Seaton Corp.(3)(4)	Illinois / Business Services	Subordinated Secured (12.50% (LIBOR + 9.00% with 3.50% LIBOR floor) plus 2.00% PIK, due 3/14/2014)	3,305	3,249	3,305	0.1%
		Subordinated Secured (12.50% (LIBOR + 9.00% with 3.50% LIBOR floor) plus 2.00% PIK, due 3/14/2015)	10,005	10,005	10,005	0.4%
				13,254	13,310	0.5%
SESAC Holdco II LLC(16)	Tennessee / Media	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 7/12/2019)(4)	6,000	5,914	6,000	0.2%
				5,914	6,000	0.2%
Skillsoft Public Limited Company(22)	Ireland / Software & Computer Services	Senior Unsecured Notes (11.125%, due 6/1/2018)	15,000	14,927	15,000	0.6%
				14,927	15,000	0.6%
Snacks Parent Corporation	Minnesota / Food Products	Series A Preferred Stock (4,021.45 shares)		56	56	—%
		Series B Preferred Stock (1,866.10 shares)		56	56	—%
		Warrant (to purchase 31,196.52 shares of Common Stock, expires 11/12/2020)		479	484	—%
				591	596	—%
Southern Management Corporation(22)(30)	South Carolina / Consumer Finance	Second Lien Term Loan (12.00% plus 5.00% PIK, due 5/31/2017)	17,565	17,565	18,267	0.7%
				17,565	18,267	0.7%
Spartan Energy Services, Inc.(3)(4)	Louisiana / Energy	Senior Secured Term Loan (10.50% (LIBOR + 9.00% with 1.50% LIBOR floor), due 12/28/2017)	29,625	29,625	29,625	1.1%
				29,625	29,625	1.1%
Speedy Group Holdings Corp.	Canada / Consumer Finance	Senior Unsecured Notes (12.00%, due 11/15/2017)(22)	15,000	15,000	15,000	0.6%
				15,000	15,000	0.6%
Sport Helmets Holdings, LLC(14)	New York / Personal & Nondurable Consumer Products	Escrow Receivable		—	389	—%
				—	389	—%
Stauber Performance Ingredients, Inc.(3)(4)	California / Food Products	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 1/21/2016)	16,594	16,594	16,594	0.6%
		Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 5/21/2017)	10,238	10,238	10,238	0.4%
				26,832	26,832	1.0%
Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility — $50,300 Commitment (8.50% (LIBOR + 7.00% with 1.50% LIBOR floor) plus 3.75% PIK, in non-accrual status effective 12/1/2011, due 12/1/2015)(4)(25)	$34,738	$32,711	$—	—%
		Overriding Royalty Interest(18)		—	—	—%
				32,711	—	—%
Symphony CLO IX Ltd.(22)	Cayman Islands / Diversified Financial Services	Preference Shares (Residual Interest)	45,500	42,289	43,980	1.7%
				42,289	43,980	1.7%
System One Holdings, LLC(3)(4)	Pennsylvania / Business Services	Senior Secured Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2018)	32,000	32,000	32,000	1.2%
				32,000	32,000	1.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS:

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Targus Group International, Inc.(16)	California / Durable Consumer Products	First Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 5/25/2016)(3)(4)	23,520	23,209	23,520	0.9%
				23,209	23,520	0.9%
TB Corp.(3)	Texas / Hotels, Restaurants & Leisure	Senior Subordinated Note (12.00% plus 1.50% PIK, due 12/18/2018)	23,361	23,361	23,361	0.9%
				23,361	23,361	0.9%
Therakos, Inc.	New Jersey / Healthcare	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor), due 6/27/2018)(4)(16)	8,000	7,773	8,000	0.3%
				7,773	8,000	0.3%
Totes Isotoner Corporation	Ohio / Personal & Nondurable Consumer Products	Second Lien Term Loan (10.75%, (LIBOR + 9.25% with 1.50% LIBOR floor), due 1/8/2018)(3)(4)	39,000	39,000	39,000	1.5%
				39,000	39,000	1.5%
Traeger Pellet Grills LLC(4)	Oregon / Durable Consumer Products	Revolving Line of Credit — $10,000 Commitment (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor), due 6/18/2014)(25)	6,143	6,143	6,143	0.3%
		Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2018)	30,000	30,000	30,000	1.1%
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2018)	30,000	30,000	30,000	1.1%
				66,143	66,143	2.5%
TransFirst Holdings, Inc.(4)	New York / Software & Computer Services	Second Lien Term Loan (11.00%, (LIBOR + 9.75% with 1.25% LIBOR floor), due 6/27/2018)	5,000	4,860	5,000	0.2%
				4,860	5,000	0.2%
United Sporting Companies, Inc.(5)	South Carolina / Durable Consumer Products	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor), due 5/16/2018)(4)	160,000	160,000	160,000	6.0%
				160,000	160,000	6.0%
Wind River Resources Corporation	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal, 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)(4)	15,000	14,750	—	—%
		Net Profits Interest (5% of Equity Distributions)(7)		—	—	—%
				14,750	—	—%
Total Non-Control/Non-Affiliate Investments (Level 3)				$3,376,375	$3,318,663	124.9%

Total Level 3 Portfolio Investments				$4,255,715	$4,172,740	157.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

			June 30, 2013
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 1 PORTFOLIO INVESTMENTS:

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		$63	$112	—%
				63	112	—%
Total Non-Control/Non-Affiliate Investments (Level 1)				$63	$112	—%

Total Non-Control/Non-Affiliate Investments				$3,376,438	$3,318,775	124.9%

Total Portfolio Investments				$4,255,778	$4,172,852	157.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2014 (Unaudited) and June 30, 2014 (Audited) (Continued)

(1)
References herein to "we", "us" or "our" refer to Prospect Capital Corporation ("Prospect") and its subsidiaries unless the context specifically requires otherwise. The securities in which Prospect has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)
Fair value is determined by or under the direction of our Board of Directors. As of June 30, 2014 and June 30, 2013, one of our portfolio investments, Dover Saddlery, Inc. was publicly traded and classified as Level 1 within the valuation hierarchy established by ASC 820, Fair Value Measurement (“ASC 820”). As of June 30, 2014 and June 30, 2013, the fair value of our remaining portfolio investments was determined using significant unobservable inputs. ASC 820 classifies such inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to consolidated financial statements for further discussion.

(3)
Security, or a portion thereof, is held by Prospect Capital Funding LLC (“PCF”), our wholly-owned subsidiary and a bankruptcy remote special purpose entity, and is pledged as collateral for the Revolving Credit Facility and such security is not available as collateral to our general creditors (see Note 4). The fair values of these investments held by PCF at June 30, 2014 and June 30, 2013 were $1,500,897 and $833,310, respectively; they represent 24.0% and 20.0% of our total investments, respectively.

(4)	Security, or portion thereof, has a floating interest rate which may be subject to a LIBOR or PRIME floor. Stated interest rate was in effect at June 30, 2014 and June 30, 2013.

(5)
Ellett Brothers, LLC, Evans Sports, Inc., Jerry’s Sports, Inc., Simmons Gun Specialties, Inc., Bonitz Brothers, Inc., and Outdoor Sports Headquarters, Inc. are joint borrowers on our second lien loan. United Sporting Companies, Inc. is a parent guarantor of this debt investment.

(6)
During the quarter ended December 31, 2009, we created two new entities, Coalbed, Inc. and Coalbed, LLC, to foreclose on the outstanding senior secured loan and assigned rights and interests of Conquest Cherokee, LLC (“Conquest”) as a result of the deterioration of Conquest’s financial performance and inability to service debt payments. We owned 1,000 shares of common stock in Coalbed, Inc., representing 100% of the issued and outstanding common stock. Coalbed, Inc., in turn, owned 100% of the membership interest in Coalbed, LLC. On October 21, 2009, Coalbed, LLC foreclosed on the loan formerly made to Conquest. On January 19, 2010, as part of the Manx Energy, Inc. ("Manx") rollup, the Coalbed, LLC assets and loan were assigned to Manx, the holding company. On June 30, 2012, Manx contributed our investment in Coalbed, LLC to Wolf Energy Holdings Inc. ("Wolf Energy Holdings"), a newly-formed, separately owned holding company. Our Board of Directors set the fair value at zero for the loan position in Coalbed, LLC investment as of June 30, 2014 and June 30, 2013. As of June 30, 2014, Prospect owns 41% of the equity of Manx.

(7)	In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

(8)
During the quarter ended December 31, 2011, our ownership of Change Clean Energy Holdings, LLC, Change Clean Energy, LLC, Freedom Marine Services Holdings, LLC (“Freedom Marine”), and Yatesville Coal Holdings, LLC was transferred to Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings, Inc.) (“Energy Solutions”) to consolidate all of our energy holdings under one management team. We own 100% of Energy Solutions. On December 28, 2011, we made a $3,500 debt investment in Vessel Holdings, LLC, a subsidiary of Freedom Marine. On November 25, 2013, we provided $13,000 in senior secured debt financing for the recapitalization of our investment in Jettco Marine Services, LLC (“Jettco”), a subsidiary of Freedom Marine. The subordinated secured loan to Jettco was replaced with a senior secured note to Vessel Holdings II, LLC, a new subsidiary of Freedom Marine. On December 3, 2013, we made a $16,000 senior secured investment in Vessel Holdings III, LLC, another new subsidiary of Freedom Marine. In June 2014, Freedom Marine Services Holdings, LLC was renamed Freedom Marine Solutions, LLC; Vessel Holdings, LLC was renamed Vessel Company, LLC; Vessel Holdings II, LLC was renamed Vessel Company II, LLC; Vessel Holdings III, LLC was renamed Vessel Company III, LLC; Yatesville Coal Holdings, LLC was renamed Yatesville Coal Company, LLC; and Change Clean Energy Holdings, LLC was renamed change Clean Energy Company, LLC. Energy Solutions continues to own 100% of all entities as of June 30, 2014.

(9)	We own 100% of the equity of The Healing Staff, Inc. ("THS") and 100% of the equity of Vets Securing America, Inc., which is operated by THS management.

(10)
GTP Operations, LLC (f/k/a CI (Transplace) Holdings, LLC), Transplace, LLC, CI (Transplace) International, LLC, Transplace Freight Services, LLC, Transplace Texas, LP, Transplace Stuttgart, LP, Transplace International, Inc., Celtic International, LLC, and Treetop Merger Sub, LLC are joint borrowers on our senior secured investment.

(11)	Evanta Ventures, Inc. and Sports Leadership Institute, Inc. are joint borrowers on our investment.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2014 (Unaudited) and June 30, 2014 (Audited) (Continued)

(12)
On January 19, 2010, we modified the terms of our senior secured debt in Appalachian Energy Holdings, LLC ("AEH") and Coalbed, LLC ("Coalbed") in conjunction with the formation of Manx, a new entity consisting of the assets of AEH, Coalbed and Kinley Exploration. The assets of the three companies were brought under new common management. We funded $2,800 at closing to Manx to provide for working capital. A portion of our loans to AEH and Coalbed was exchanged for Manx preferred equity, while our AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring. On June 30, 2012, Manx returned the investments in Coalbed and AEH to us and we contributed these investments to Wolf Energy Holdings, a newly-formed, separately owned holding company. Effective June 6, 2014, Appalachian Energy Holdings LLC was renamed Appalachian Energy LLC. We continue to fully reserve any income accrued for Manx. During the quarter ended June 30, 2013, we determined that the impairment of Manx was other-than-temporary and recorded a realized loss of $9,397 for the amount that the amortized cost exceeded the fair value. The Board of Directors set the fair value of our investment in Manx at zero and $346 as of June 30, 2014 and June 30, 2013, respectively.

(13)	On a fully diluted basis represents 10.00% of voting common shares.

(14)	A portion of the positions listed was issued by an affiliate of the portfolio company.

(15)
We own 99.9999% of AGC/PEP, LLC. AGC/PEP, LLC owns 2,037.65 out of a total of 83,818.69 shares (including 5,111 vested and unvested management options) of American Gilsonite Holding Company which owns 100% of American Gilsonite Company.

(16)	Syndicated investment which had been originated by another financial institution and broadly distributed.

(17)
MITY Holdings of Delaware Inc. (“Mity Delaware”), an entity in which we own 100% of the common stock, owns 94.99% of the equity of MITY Enterprises, Inc. (“Mity”). Mity owns 100% of each of MITY-Lite, Inc., Broda Enterprises USA, Inc. and Broda Canada ULC. On June 23, 2014, Prospect made a new $15,769 debt investment in Mity and Mity distributed proceeds to Mity Delaware as a return of capital. Mity Delaware used this distribution to pay down the senior secured debt of Mity Delaware to Prospect by the same amount. The remaining amount of the senior secured debt due from Mity Delaware to Prospect, $7,200, was then contributed to the capital of Mity Delaware. As a result of this transaction, Prospect held the $15,769 Mity note. Effective June 23, 2014, Mity Enterprises, Inc. was renamed MITY, Inc. and Broda Enterprises USA, Inc. was renamed Broda USA, Inc. On June 23, 2014, Prospect also extended a new $7,500 senior secured revolving facility to Mity, of which none was funded at closing.

(18)	The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(19)
On December 31, 2009, we sold our investment in Aylward Enterprises, LLC. AWC, LLC is the remaining holding company with zero assets. Our remaining outstanding debt after the sale was written off on December 31, 2009 and no value has been assigned to the equity position as of June 30, 2014 and June 30, 2013.

(20)
Boxercraft Incorporated ("Boxercraft") and BXC Company, Inc. (f/k/a BXC Holding Company) ("BXC") are joint borrowers on our senior secured investments. Effective as of March 28, 2014, we acquired voting control of BXC pursuant to a voting agreement and irrevocable proxy. Effective May 8, 2014, we acquired control of BXC by transferring shares held by the other equity holders of BXC to Prospect pursuant to an assignment agreement entered into with such other equity holders. We own 86.7% of Series A preferred stock, 96.8% of Series B preferred stock, and 83.1% of the fully-diluted common stock of BXC. BXC owns 100% of the common stock of Boxercraft. We own a warrant to purchase 15% of all classes of equity of BXC, which currently consists of 3,755,000 shares of Series A preferred stock, 625,000 shares of Series B preferred stock, and 43,800 shares of voting common stock.

(21)
We owned warrants to purchase 33,750 shares of common stock in Metal Buildings Holding Corporation (“Metal Buildings”), the former holding company of Borga, Inc. Metal Buildings owned 100% of Borga, Inc. On March 8, 2010, we foreclosed on the stock in Borga, Inc. that was held by Metal Buildings, obtaining 100% ownership of Borga, Inc. On January 24, 2014, we contributed our holdings in Borga, Inc. to STI Holding, Inc., a wholly-owned holding company.

(22)
Investment has been designated as an investment not “qualifying” under Section 55(a) of the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. We monitor the status of these assets on an ongoing basis.

(23)	NCP Finance Limited Partnership, NCP Finance Ohio, LLC and certain affiliates thereof, are joint borrowers on our subordinated secured investment.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2014 (Unaudited) and June 30, 2014 (Audited) (Continued)

(24)
On May 6, 2011, we made a secured first lien $24,250 debt investment to NMMB, Inc. (f/k/a NMMB Acquisition, Inc.) ("NMMB" ), a $2,800 secured debt and $4,400 equity investment to NMMB Holdings, Inc ("NMMB Holdings"). We owned 100% of the Series A Preferred Stock in NMMB Holdings. NMMB Holdings owned 100% of the Convertible Preferred Stock in NMMB. On December 13, 2013, we provided $8,086 in preferred equity for the recapitalization of NMMB Holdings. After the restructuring, we received repayment of $2,800 secured debt outstanding. We own 100% of the equity of NMMB Holdings as of June 30, 2014 and June 30, 2013. NMMB Holdings owns 92.93% and 83.48% of the fully diluted equity of NMMB as of June 30, 2014 and June 30, 2013, respectively. NMMB owns 100% of Refuel Agency, Inc (“Refuel Agency”), which owns 100% of Armed Forces Communications, Inc. (“Armed Forces”). On June 12, 2014, Prospect made a new $7,000 senior secured term loan to Armed Forces. Armed Forces distributed this amount to Refuel Agency as a return of capital. Refuel Agency distributed this amount to NMMB as a return of capital, which was used to pay down $7,000 of NMMB’s $10,714 senior secured term loan to Prospect.

(25)
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 2.00%. As of June 30, 2014 and June 30, 2013, we had $143,597 and $202,518, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies.

(26)
Stated interest rates are based on June 30, 2014 and June 30, 2013 one month or three month Libor rates plus applicable spreads based on the respective credit agreements. Interest rates are subject to change based on actual elections by the borrower for a Libor rate contract or Base Rate contract when drawing on the revolver.

(27)
On July 30, 2010, we made a $30,000 senior secured debt investment in Airmall Inc. (f/k/a AIRMALL USA Holdings, Inc.) ("Airmall" ), a $12,500 secured second lien in AMU Holdings Inc. ("AMU"), and acquired 100% of the Series A preferred stock and common stock of AMU. Our preferred stock in AMU has a 12.0% dividend rate which is paid from the dividends received from its operating subsidiary, Airmall. AMU owns 100% of the common stock in Airmall. On December 4, 2013, we sold a $972 participation in both debt investments, equal to 2% of the outstanding principal amount of loans on that date. On June 13, 2014, Prospect made a new $19,993 investment as a senior secured loan to Airmall. Airmall then distributed this amount to AMU as a return of capital, which AMU used to pay down the senior subordinated loan in the same amount. The minority interest held by a third party in AMU was exchanged for common stock of Airmall. As of June 30, 2014, we own 100% of the equity of AMU, which owns 98% of Airmall.

(28)
Progrexion Marketing, Inc., Progrexion Teleservices, Inc., Progrexion ASG, Inc. Progrexion IP, Inc. and Efolks, LLC, are joint borrowers on our senior secured investment. Progrexion Holdings, Inc. and eFolks Holdings, Inc. are the guarantors of this debt investment.

(29)
First Tower Holdings of Delaware, LLC (“First Tower Delaware”), an entity that we own 100% of the membership interests, owns 80.1% of First Tower Finance Company LLC (“First Tower Finance”), which owns 100% of First Tower, LLC (“First Tower”), the operating company. On June 24, 2014, Prospect made a new $251,246 second lien term loan to First Tower. First Tower distributed this amount to First Tower Finance, which distributed this amount to First Tower Delaware as a return of capital. First Tower Delaware used the distribution to partially pay down the Senior Secured Revolving Credit Facility. The remaining $23,712 of the Senior Secured Revolving Credit Facility was then converted to additional membership interests held by Prospect in First Tower Delaware.

(30)
Southern Management Corporation, Thaxton Investment Corporation, Southern Finance of Tennessee, Inc., Covington Credit of Texas, Inc., Covington Credit, Inc., Covington Credit of Alabama, Inc., Covington Credit of Georgia, Inc., Southern Finance of South Carolina, Inc. and Quick Credit Corporation, are joint borrowers on our senior secured investment. SouthernCo, Inc. is the guarantor of this debt investment.

(31)	We own 2.8% (13,220 shares) of the Mineral Fusion Natural, LLC, a subsidiary of Caleel + Hayden, LLC, common and preferred interest.

(32)
APH Property Holdings, LLC (“APH”), an entity that we own 100% of the membership interests, owns 100% of the common equity of American Property REIT Corp. (f/k/a American Property Holdings Corp.) ("APRC"), a qualified REIT which holds investments in several real estate properties. Effective as of April 1, 2014, Prospect made a new $167,162 senior term loan to APRC. APRC then distributed this amount to APH as a return of capital which was used to pay down the Senior Term Loan from APH by the same amount. See Note 3 for further discussion of the properties held by APRC.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2014 (Unaudited) and June 30, 2014 (Audited) (Continued)

(33)
CCPI Holdings Inc. ("CCPI Holdings"), an entity that we own 100% of the common stock, owns 94.98% and 95.13% of CCPI Inc. ("CCPI"), the operating company, at June 30, 2014 and June 30, 2013, respectively. On June 13, 2014, Prospect made a new $8,218 senior secured note to CCPI. CCPI then distributed this amount to CCPI Holdings as a return of capital which was used to pay down the $8,216 senior secured note from CCPI Holdings to Prospect. The remaining $2 was distributed to Prospect as a return of capital of Prospect's equity investment in CCPI Holdings.

(34)
Credit Central Holdings of Delaware, LLC ("Credit Central Delaware"), an entity that we own 100% of the membership interests, owns 74.75% of Credit Central Loan Company, LLC (f/k/a Credit Central Holdings, LLC) ("Credit Central"), which owns 100% of each of Credit Central, LLC, Credit Central South, LLC, Credit Central of Texas, LLC, and Credit Central of Tennessee, LLC, the operating companies. On June 26, 2014, Prospect made a new $36,333 second lien term loan to Credit Central. Credit Central then distributed this amount to Credit Central Delaware as a return of capital which was used to pay down the Senior Secured Revolving Credit Facility from Credit Central Delaware by the same amount. The remaining amount of the Senior Secured Revolving Credit Facility, $3,874, was then converted into additional membership interests in Credit Central Delaware.

(35)
Valley Electric Holdings I, Inc. (“Valley Holdings I”), an entity that we own 100% of the common stock, owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”). Valley Holdings II owns 94.99% and 96.3% of Valley Electric Company, Inc. (“Valley Electric”), as of June 30, 2014 and June 30, 2013, respectively. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”). On June 24, 2014, Valley Holdings II and management of Valley formed Valley Electric and contributed their shares of Valley stock to Valley Electric. Prospect made a new $20,471 senior secured loan to Valley Electric. Valley Electric then distributed this amount to Valley Holdings I, via Valley Holdings II, as a return of capital which was used to pay down the senior secured note of Valley Holdings I by the same amount. The remaining principal amount of the senior secured note, $16,754, was then contributed to the capital of Valley Holdings I.

(36)
Nationwide Acceptance Holdings LLC ("Nationwide Holdings"), an entity that we own 100% of the membership interests, owns 93.79% of Nationwide Acceptance LLC ("Nationwide"), the operating company. On June 18, 2014, Prospect made a new $14,820 second lien term loan to Nationwide. Nationwide distributed this amount to Nationwide Holdings as a return of capital. Nationwide Holdings used the distribution to pay down the Senior Secured Revolving Credit Facility. The remaining $9,888 of the Senior Secured Revolving Credit Facility was then converted into additional membership interests in Nationwide Holdings.

(37)
On April 15, 2013, assets previously held by H&M Oil & Gas, LLC ("H&M") were assigned to Wolf Energy, LLC ("Wolf Energy") in exchange for a $66,000 term loan secured by the assets. The cost basis in this loan of $44,632 was determined in accordance with ASC 310-40, Troubled Debt Restructurings by Creditors, and was equal to the fair value of assets at the time of transfer resulting in a capital loss of $19,647 in connection with the foreclosure on the assets. On May 17, 2013, Wolf Energy sold the assets located in Martin County, which were previously held by H&M, for $66,000. Proceeds from the sale were primarily used to repay the loan and net profits interest receivable due to us resulting in a realized capital gain of $11,826. We received $3,960 of structuring and advisory fees from Wolf Energy during the year ended June 30, 2013 related to the sale and $991 under the net profits interest agreement which was recognized as other income during the fiscal year ended June 30, 2013.

(38)
CP Holdings of Delaware LLC, an entity that we own 100% of the membership interests, owns 82.9% of CP Energy Services Inc. ("CP Energy), which owns 100% of several other subsidiaries. CP Energy owns directly or indirectly 100% of each of CP Well Testing Services, LLC (“CP Well Testing”), CP Well Testing, LLC, Fluid Management Services, Inc., Fluid Management Services LLC, Wright Transport, Inc., Wright Foster Disposals, LLC, Foster Testing Co, Inc., ProHaul Transports, LLC, Artexoma Logistics, LLC, Wright Trucking, Inc. On April 1, 2014, Prospect made new loans to CP Well, ProHaul Transports, LLC and Wright Trucking, Inc. and Foster Testing Co, Inc. as co-borrowers, comprised of two first lien loans in the amount of $11,035 and $72,238 and a second lien loan in the amount of $15,000. The proceeds of these loans were used to repay CP Well Testing’s senior secured term loan and CP Energy’s senior secured term loan from Prospect. CP Holdings continues to own 82.9% of the equity of CP Energy at June 30, 2014.

(39)	Wind River Resources Corporation and Wind River II Corporation are joint borrowers on our senior secured loan.

(40)
NPH Property Holdings, LLC (“NPH”), an entity that we own 100% of the membership interests, owns 100% of the common equity of National Property REIT Corp. (f/k/a National Property Holdings Corp.) ("NPRC"), a property REIT which holds investments in several real estate properties, and 100% of the membership interests of NPH Property Holdings II, LLC, a Delaware single member limited liability company structured to enable subsidiaries of NPRC to invest in peer-to-peer consumer loans. Effective as of April 1, 2014, Prospect made a new $104,460 senior term loan to NPRC. NPRC then distributed this amount to NPH as a return of capital which was used to pay down the Senior Term Loan from NPH by the same amount. See Note 3 for further discussion of the properties held by NPRC.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2014 (Unaudited) and June 30, 2014 (Audited) (Continued)

(41)
UPH Property Holdings, LLC (“UPH”), an entity that we own 100% of the membership interests, owns 100% of the common equity of United Property REIT Corp. (f/k/a United Property Holdings Corp.) ("UPRC"), a property REIT which holds investments in several real estate properties. Effective as of April 1, 2014, Prospect made a new $19,027 senior term loan to UPRC. UPRC then distributed this amount to UPH as a return of capital which was used to pay down the Senior Term Loan from UPH by the same amount. See Note 3 for further discussion of the properties held by UPRC.

(42)
On April 4, 2008, we acquired a controlling equity interest in ARRM Services, Inc (f/k/a ARRM Holdings Inc.) ("ARRM"), which owns 100% of Ajax Rolled Ring & Machine, LLC ("Ajax"), the operating company. As of June 30, 2014, we control 79.53% of the fully-diluted common, 85.76% of the Series A and 100% of the Series B Preferred equity of ARRM and the fair value of our senior secured debt issued to Ajax was $19,337.

(43)
Our wholly-owned subsidiary, Prospect Small Business Lending LLC, purchases a series of small business whole loans on recurring basis, originated by OnDeck Capital, Inc., an online small business lender.

(44)
Harbortouch Holdings of Delaware Inc. ("Harbortouch Delaware"), an entity that we own 100% of the common stock, owns 100% of the Class C voting units of Harbortouch Payments, LLC (“Harbortouch”), which provide for a 53.5% residual profits allocation. Harbortouch management owns 100% of the Class B and Class D voting units of Harbortouch, which provide for a 46.5% residual profits allocation. Harbortouch owns 100% of Credit Card Processing USA, LLC. On April 1, 2014, Prospect made a new $137,226 senior secured term loan to Harbortouch. Harbortouch then distributed this amount to Harbortouch Delaware as a return of capital which was used to pay down the $123,000 senior secured note from Harbortouch Delaware to Prospect. The remaining $14,226 was distributed to Prospect as a return of capital of Prospect’s equity investment in Harbortouch Delaware.

(45)
Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”), an entity that we own 100% of the common equity, owns 70% of the equity of Arctic Energy Services, LLC (“Arctic Energy”), the operating company.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2014 (Unaudited) and June 30, 2014 (Audited) (Continued)

(46)
As defined in the 1940 Act, we are deemed to "Control" these portfolio companies because we own more than 25% of the portfolio company's outstanding voting securities. Transactions during the year ended June 30, 2014 with these controlled investments are as follows:

Portfolio Company	Purchases*	Redemptions*		Sales	Interest income	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AMU Holdings Inc.	$7,600	$(593)		$(972)	$6,579	$12,000	$—	$—	$(15,694)
APH Property Holdings, LLC	163,747	(118,186)	**	—	18,788	—	5,946	—	3,393
Arctic Oilfield Equipment USA, Inc.	60,876	—		—	1,050	—	1,713	—	238
ARRM Services, Inc. (f/k/a ARRM Holdings Inc.)	25,000	(24,251)		—	(733)	—	148	—	(14,957)
AWC, LLC	—	—		—	—	—	—	—	—
BXC Company, Inc. (f/k/a BXC Holding Company)***	300	—		—	—	—	—	—	(3,796)
CCPI Holdings Inc.	—	(450)		—	3,312	500	71	—	(1,443)
CP Holdings of Delaware LLC	113,601	(100)		—	13,858	—	1,864	—	16,618
Credit Central Holdings of Delaware, LLC	2,500	(159)		—	7,845	4,841	521	—	(2,371)
Echelon Aviation LLC	92,628	—		—	2,809	—	2,771	—	—
Energy Solutions Holdings Inc.	16,000	(8,525)		—	8,245	—	2,480	—	(2,168)
First Tower Holdings of Delaware LLC	10,000	—		—	54,320	—	10,560	—	17,003
Gulf Coast Machine & Supply Company	28,450	(26,213)		—	1,449	—	—	—	(777)
Harbortouch Holdings of Delaware Inc.	278,694	—		—	6,879	—	7,536	—	12,620
The Healing Staff, Inc.	—	—		—	—	—	5,825	—	—
Manx Energy, Inc.	—	(450)		—	—	—	—	—	104
MITY Holdings of Delaware Inc.	47,985	—		—	4,693	—	1,049	—	1,127
Nationwide Acceptance Holdings LLC	4,000	—		—	4,429	5,000	1,854	—	772
NMMB Holdings, Inc.	8,086	(8,086)		—	2,051	—	—	—	(6,852)
NPH Property Holdings, LLC	40,425	85,724	**	—	5,973	—	1,029	—	(2,088)
R-V Industries, Inc.	—	(2,339)		—	3,188	1,100	—	—	2,005
STI Holding, Inc.	—	(125)		—	—	3,246	—	—	(25)
UPH Property Holdings, LLC	1,405	22,562	**	—	1,101	—	156	—	426
Valley Electric Holdings I, Inc.	—	(200)		—	7,471	—	148	—	(23,304)
Wolf Energy Holdings Inc.	—	—		—	—	—	—	—	(1,350)
Total	$901,297	$(81,391)		$(972)	$153,307	$26,687	$43,671	$—	$(20,519)
*Purchase amounts do not include payment-in-kind interest. Repayment amounts include impairments.
**These amounts represent the investments transferred from APH to NPH and UPH, respectively.
***During the year ended June 30, 2014, we acquired control of BXC Company, Inc. (f/k/a BXC Holding Company). As such, this investment was a controlled investment for a part of the year and an affiliated investment for part of the year. See Note 14.

(47)
As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2014 with these affiliated investments are as follows:

Portfolio Company	Purchases*	Redemptions*	Sales	Interest income	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	$—	$(600)	$—	$2,974	$—	$—	$—	$(194)
BXC Holding Company***	—	(100)	—	1,384	—	17	—	(4,163)
Smart, LLC	—	—	—	—	—	—	—	(143)
Total	$—	$(700)	$—	$4,358	$—	$17	$—	$(4,500)

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2014 (Unaudited) and June 30, 2014 (Audited) (Continued)

(48)
As defined in the 1940 Act, we are deemed to "Control" these portfolio companies because we own more than 25% of the portfolio company's outstanding voting securities. Transactions during the year ended June 30, 2013 with these controlled investments are as follows:

Portfolio Company	Purchases*	Redemptions*	Sales	Interest income	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AMU Holdings Inc.	$—	$(600)	$—	$5,822	$—	$—	$—	$7,266
APH Property Holdings, LLC	151,648	—	—	2,898	—	4,651	—	—
ARRM Holdings LLC	23,300	(19,065)	—	5,176	—	155	—	(17,208)
AWC, LLC	—	—	—	—	—	—	—	—
Borga, Inc.	150	—	—	—	—	—	—	(232)
CCPI Holdings Inc.	34,081	(338)	—	1,792	—	606	—	—
Credit Central Holdings of Delaware, LLC	47,663	—	—	3,893	—	1,680	—	2,799
Energy Solutions Holdings Inc.	—	(28,975)	—	24,809	53,820	—	—	(71,197)
First Tower Holdings of Delaware LLC	20,000	—	—	52,476	—	2,426	—	(9,869)
The Healing Staff, Inc.	975	(13,092)	—	2	—	—	(12,117)	12,117
Manx Energy, Inc.	—	(10,528)	—	—	—	—	(9,397)	18,865
Nationwide Acceptance Holdings LLC	25,151	—	—	1,787	—	884	—	—
NMMB Holdings, Inc.	—	(5,700)	—	3,026	—	—	—	(5,903)
R-V Industries, Inc.	32,750	—	—	781	24,462	143	—	1,463
Valley Electric Holdings I, Inc.	52,098	(100)	—	3,511	—	1,325	—	—
Wolf Energy Holdings Inc.	50	—	—	452	—	4,951	11,826	(3,092)
Total	$387,866	$(78,398)	$—	$106,425	$78,282	$16,821	$(9,688)	$(64,991)

(49)
As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2013 with these affiliated investments are as follows:

Portfolio Company	Purchases*	Redemptions*	Sales	Interest income	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	$30,000	$(26,676)	$—	$3,159	$—	$600	$—	$672
BXC Holding Company	—	—	—	3,356	—	23	—	(9,414)
Smart, LLC	—	—	—	—	728	—	—	108
Total	$30,000	$(26,676)	$—	$6,515	$728	$623	$—	$(8,634)

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

Note 1. Organization
References herein to “we”, “us” or “our” refer to Prospect Capital Corporation (“Prospect”) and its subsidiaries unless the context specifically requires otherwise.
We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Internal Revenue Code”). We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes.
On May 15, 2007, we formed a wholly-owned subsidiary, Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the Revolving Credit Facility at PCF. Our wholly-owned subsidiary, Prospect Small Business Lending LLC (“PSBL”), was formed on January 27, 2014 and purchases a series of small business whole loans on recurring basis, which are originated by OnDeck Capital, Inc. (“OnDeck”), an online small business lender.

Note 2. Significant Accounting Policies
Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form 10-K, ASC 946, Financial Services—Investment Companies (“ASC 946”), and Articles 6 and 12 of Regulation S-X. The financial results of our portfolio investments are not consolidated in the financial statements.
Reclassifications
Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompanying notes to conform to the presentation as of and for the year ended June 30, 2014.
Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.
Basis of Consolidation
Under the 1940 Act, the regulations pursuant to Article 6 of Regulation S-X and ASC 946, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Our consolidated financial statements include our accounts and the accounts of PCF and PSBL, our wholly-owned, closely-managed subsidiaries that are also investment companies. All intercompany balances and transactions have been eliminated in consolidation.
On May 6, 2014, we announced in our filing on Form 10-Q for the quarter ended March 31, 2014 that the SEC Staff had asserted certain of our wholly-owned holding companies were investment companies, such companies were required to be consolidated in our historical financial results and financial position, and restatement of such financial statements was needed. At that time, we disclosed that we disagreed with the views of the SEC Staff and wished to appeal the conclusion through the Office of the Chief Accountant. On June 10, 2014, based on those discussions with the Office of the Chief Accountant, we concluded the following:

•	Our historical non-consolidation of wholly-owned and substantially wholly-owned holding companies did not require restatement of our prior period financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

•
Upon our adoption of ASU 2013-08 for the fiscal year ended June 30, 2015, we will begin consolidating on a prospective basis certain of our wholly-owned and substantially wholly-owned holding companies formed by us in order to facilitate our investment strategy.

The following companies will be consolidated: AMU Holdings Inc.; APH Property Holdings, LLC; Arctic Oilfield Equipment USA, Inc.; CCPI Holdings Inc.; CP Holdings of Delaware LLC; Credit Central Holdings of Delaware, LLC; Energy Solutions Holdings Inc.; First Tower Holdings of Delaware LLC; Harbortouch Holdings of Delaware Inc.; MITY Holdings of Delaware Inc.; Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc.; NPH Property Holdings, LLC; STI Holding, Inc.; UPH Property Holdings, LLC; Valley Electric Holdings I, Inc.; Valley Electric Holdings II, Inc.; and Wolf Energy Holdings Inc.
Any operating companies owned by the holding companies will not be consolidated. We do not expect this consolidation to have any material effect on our financial position or results of operations.
Cash and Cash Equivalents
Cash and cash equivalents include funds deposited with financial institutions and short-term, highly-liquid investments in money market funds. Cash and cash equivalents are carried at cost which approximates fair value.
Investment Classification
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, "Control Investments" are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Under the 1940 Act, "Affiliate Investments" are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. "Non-Control/Non-Affiliate Investments" are those that are neither Control Investments nor Affiliate Investments.
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.
Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:
Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.
Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.
Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.
Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making the security less likely to be an income producing instrument.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement ("ASC 820"), that defines fair value, establishes a framework for measuring fair value in conformity with GAAP and requires disclosures ab out fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors;

2.	The independent valuation firms conduct independent valuations and make their own independent assessments;

3.
The Audit Committee of our Board of Directors reviews and discusses the preliminary valuation of Prospect Capital Management LLC (the “Investment Adviser”) and that of the independent valuation firms; and

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Investments are valued utilizing a yield analysis, enterprise value (“EV”) analysis, net asset value analysis, liquidation analysis, discounted cash flow analysis, or a combination of methods, as appropriate. The yield analysis uses loan spreads and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV analysis, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market multiples approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent M&A transactions and/or a discounted cash flow analysis. The net asset value analysis is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation analysis is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow analysis uses valuation techniques to convert future cash flows or earnings to a range of fair values from which a single estimate

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

may be derived utilizing an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in fair value pricing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as ASC 820 Level 3 securities and are valued using a discounted cash flow model. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each CLO security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for such security. To value a CLO, both the assets and the liabilities of the CLO capital structure are modeled. We use a waterfall engine to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, distribute the cash flows to the liability structure based on the payment priorities, and discount them back using current market discount rates. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.
Valuation of Other Financial Assets and Financial Liabilities
The Fair Value Option within ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to elect fair value as the initial and subsequent measurement attribute for eligible assets and liabilities for which the assets and liabilities are measured using another measurement attribute. For our non-investment assets and liabilities, we have elected not to value them at fair value as would be permitted by ASC 825-10-25.
Senior Convertible Notes
We have recorded the Senior Convertible Notes (see Note 5) at their contractual amounts. The Senior Convertible Notes were analyzed for any features that would require their accounting to be bifurcated and such features were determined to be immaterial.
Revenue Recognition
Realized gains or losses on the sale of investments are calculated using the specific identification method.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or amortization of premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot Capital Funding, Inc. (“Patriot”) was determined based on the difference between par value and fair value as of December 2, 2009, and continues to accrete until maturity or repayment of the respective loans (see Note 3). As of June 30, 2014, the purchase discount from the assets acquired from Patriot has been fully accreted.
Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, are likely to remain current. As of June 30, 2014, approximately 0.1% of our total assets are in non-accrual status.
Interest income from investments in the “equity” class of security of CLO funds (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.
Dividend income is recorded on the ex-dividend date.
Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

Federal and State Income Taxes
We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. Based on our tax returns, we had an excise tax liability of $1,918 for the calendar year ended December 31, 2012 and none for the calendar year ended December 31, 2013. As of June 30, 2014, we had a prepaid excise tax balance of $2,200 because we have made estimated excise tax payments in excess of our expected excise tax liability for the calendar year ending December 31, 2014.
If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Internal Revenue Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.
We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2013 and 2014 and for the years then ended, we did not have a liability for any unrecognized tax benefits, respectively. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our tax returns for each of our federal tax years since 2010 remain subject to examination by the Internal Revenue Service.
Dividends and Distributions
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management’s estimate of our future earnings. Net realized capital gains, if any, are distributed at least annually.
Financing Costs
We record origination expenses related to our Revolving Credit Facility and Senior Convertible Notes, Senior Unsecured Notes and Prospect Capital InterNotes® (collectively, our “Senior Notes”), as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our Revolving Credit Facility and the effective interest method for our Senior Notes over the respective expected life or maturity.
We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of SEC registration fees, legal fees and accounting fees incurred. These prepaid assets are charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

Guarantees and Indemnification Agreements
We follow ASC 460, Guarantees (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.
Per Share Information
Net increase or decrease in net assets resulting from operations per share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net asset value per share.
Recent Accounting Pronouncements
In June 2013, the FASB issued Accounting Standards Update 2013-08, Financial Services — Investment Companies (Topic 946), Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). The update clarifies the approach to be used for determining whether an entity is an investment company and provides new measurement and disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited. The adoption of the amended guidance in ASU 2013-08 is not expected to have a significant effect on our consolidated financial statements and disclosures.
In May 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). The update supersedes the revenue recognition requirements in ASC 605, Revenue Recognition. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. Early adoption is not permitted. The adoption of the amended guidance in ASU 2014-09 is not expected to have a significant effect on our consolidated financial statements and disclosures.

Note 3. Portfolio Investments
At June 30, 2014, we had investments in 143 long-term portfolio investments, which had an amortized cost of $6,371,522 and a fair value of $6,253,739. At June 30, 2013, we had investments in 124 long-term portfolio investments, which had an amortized cost of $4,255,778 and a fair value of $4,172,852.
The original cost basis of debt placements and equity securities acquired, including follow-on investments for existing portfolio companies, totaled $2,952,456 and $3,103,217 during the years ended June 30, 2014 and June 30, 2013, respectively. Debt repayments and proceeds from sales of equity securities of approximately $787,069 and $931,534 were received during the years ended June 30, 2014 and June 30, 2013, respectively.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

The following table shows the composition of our investment portfolio as of June 30, 2014 and June 30, 2013:

	June 30, 2014		June 30, 2013
	Cost	Fair Value	Cost	Fair Value
Revolving Line of Credit	$3,445	$2,786	$9,238	$8,729
Senior Secured Debt	3,578,339	3,514,198	2,262,327	2,207,091
Subordinated Secured Debt	1,272,275	1,200,221	1,062,386	1,024,901
Subordinated Unsecured Debt	85,531	85,531	88,470	88,827
Small Business Whole Loans(1)	4,637	4,252	—	—
CLO Debt	28,118	33,199	27,667	28,589
CLO Residual Interest	1,044,656	1,093,985	660,619	658,086
Equity(2)	354,521	319,567	145,071	156,629
Total Investments	$6,371,522	$6,253,739	$4,255,778	$4,172,852

(1)	Our wholly-owned subsidiary, PSBL, purchases a series of small business whole loans on recurring basis, which are originated by OnDeck.

(2)
Includes our investments in preferred stock, common stock, membership interests, net profits interests, net revenue interests, overriding royalty interests, escrows receivable, and warrants, unless specifically stated otherwise.

The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Revolving Line of Credit	$—	$—	$2,786	$2,786
Senior Secured Debt	—	—	3,514,198	3,514,198
Subordinated Secured Debt	—	—	1,200,221	1,200,221
Subordinated Unsecured Debt	—	—	85,531	85,531
Small Business Whole Loans	—	—	4,252	4,252
CLO Debt	—	—	33,199	33,199
CLO Residual Interest	—	—	1,093,985	1,093,985
Equity	168	—	319,399	319,567
Total Investments	$168	$—	$6,253,571	$6,253,739
The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Revolving Line of Credit	$—	$—	$8,729	$8,729
Senior Secured Debt	—	—	2,207,091	2,207,091
Subordinated Secured Debt	—	—	1,024,901	1,024,901
Subordinated Unsecured Debt	—	—	88,827	88,827
CLO Debt	—	—	28,589	28,589
CLO Residual Interest	—	—	658,086	658,086
Equity	112	—	156,517	156,629
Total Investments	$112	$—	$4,172,740	$4,172,852

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

The following tables show the aggregate changes in the fair value of our Level 3 investments during the year ended June 30, 2014:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2013	$811,634	$42,443	$3,318,663	$4,172,740
Total realized loss, net	—	—	(3,346)	(3,346)
Change in unrealized depreciation	(20,519)	(4,500)	(9,894)	(34,913)
Net realized and unrealized loss	(20,519)	(4,500)	(13,240)	(38,259)
Purchases of portfolio investments	901,297	—	2,036,014	2,937,311
Payment-in-kind interest	11,796	90	3,259	15,145
Accretion (amortization) of discounts and premiums	—	399	(46,696)	(46,297)
Repayments and sales of portfolio investments	(82,363)	(700)	(704,006)	(787,069)
Transfers within Level 3(1)	18,609	(5,611)	(12,998)	—
Transfers in (out) of Level 3(1)	—	—	—	—
Fair value as of June 30, 2014	$1,640,454	$32,121	$4,580,996	$6,253,571

	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Small Business Loans	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2013	$8,729	$2,207,091	$1,024,901	$88,827	$—	$28,589	$658,086	$156,517	$4,172,740
Total realized (loss) gain, net	—	(1,593)	(7,558)	—	—	—	1,183	4,622	(3,346)
Change in unrealized (depreciation) appreciation	(150)	(8,907)	(34,566)	(357)	(386)	4,159	51,864	(46,570)	(34,913)
Net realized and unrealized (loss) gain	(150)	(10,500)	(42,124)	(357)	(386)	4,159	53,047	(41,948)	(38,259)
Purchases of portfolio investments	14,850	1,692,384	554,973	—	6,540	—	453,492	215,072	2,937,311
Payment-in-kind interest	—	13,850	428	867	—	—	—	—	15,145
Accretion (amortization) of discounts and premiums	—	683	2,065	73	—	451	(49,569)	—	(46,297)
Repayments and sales of portfolio investments	(20,643)	(389,310)	(270,022)	(73,879)	(1,902)	—	(21,071)	(10,242)	(787,069)
Transfers within Level 3(1)	—	—	(70,000)	70,000	—	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	—	—	—	—	—	—	—
Fair value as of June 30, 2014	$2,786	$3,514,198	$1,200,221	$85,531	$4,252	$33,199	$1,093,985	$319,399	$6,253,571

(1)	Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

The following tables show the aggregate changes in the fair value of our Level 3 investments during the year ended June 30, 2013:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2012	$564,489	$46,116	$1,483,487	$2,094,092
Total realized loss, net	(9,688)	—	(16,672)	(26,360)
Change in unrealized depreciation	(64,991)	(8,634)	(4,192)	(77,817)
Net realized and unrealized loss	(74,679)	(8,634)	(20,864)	(104,177)
Purchases of portfolio investments	387,866	30,000	2,674,404	3,092,270
Payment-in-kind interest	2,668	715	7,564	10,947
Accretion of discounts and premiums	—	922	10,095	11,017
Repayments and sales of portfolio investments	(68,710)	(26,676)	(836,023)	(931,409)
Transfers within Level 3(1)	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	—	—
Fair value as of June 30, 2013	$811,634	$42,443	$3,318,663	$4,172,740

	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Small Business Loans	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2012	$868	$1,080,053	$488,113	$73,195	$—	$27,717	$218,009	$206,137	$2,094,092
Total realized (loss) gain, net	—	(21,545)	(22,001)	—	—	—	—	17,186	(26,360)
Change in unrealized (depreciation) appreciation	(232)	3,197	19,265	(222)	—	464	(5,981)	(94,308)	(77,817)
Net realized and unrealized (loss) gain	(232)	(18,348)	(2,736)	(222)	—	464	(5,981)	(77,122)	(104,177)
Purchases of portfolio investments	21,143	1,626,172	812,025	133,700	—	—	440,050	59,180	3,092,270
Payment-in-kind interest	—	4,401	3,687	2,859	—	—	—	—	10,947
Accretion of discounts and premiums	—	1,747	2,346	508	—	408	6,008	—	11,017
Repayments and sales of portfolio investments	(13,050)	(499,900)	(265,568)	(121,213)	—	—	—	(31,678)	(931,409)
Transfers within Level 3(1)	—	12,966	(12,966)	—	—	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	—	—	—	—	—	—	—
Fair value as of June 30, 2013	$8,729	$2,207,091	$1,024,901	$88,827	$—	$28,589	$658,086	$156,517	$4,172,740

(1)	Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred.
For the year ended June 30, 2014 and 2013, the net increase in unrealized depreciation on the investments that use Level 3 inputs was $55,956 and $77,488 for investments still held as of June 30, 2014 and 2013, respectively.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2014 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Senior Secured Debt	$2,550,073	Yield Analysis	Market Yield	5.5%-20.3%	11.1%
Senior Secured Debt	560,485	EV Analysis	EBITDA Multiple	3.5x-9.0x	7.1x
Senior Secured Debt	110,525	EV Analysis	N/A	N/A	N/A
Senior Secured Debt	3,822	Liquidation Analysis	N/A	N/A	N/A
Senior Secured Debt	292,079	Net Asset Value Analysis	Capitalization Rate	4.5%-10.0%	7.4%
Subordinated Secured Debt	832,181	Yield Analysis	Market Yield	8.7%-14.7%	10.9%
Subordinated Secured Debt	353,220	EV Analysis	EBITDA Multiple	4.5x-8.2x	6.2x
Subordinated Secured Debt	14,820	EV Analysis	Book Value Multiple	8.4x-8.9x	8.6x
Subordinated Unsecured Debt	85,531	Yield Analysis	Market Yield	7.4%-14.4%	12.1%
Small Business Whole Loans	4,252	Yield Analysis	Market Yield	75.5%-79.5%	77.5%
CLO Debt	33,199	Discounted Cash Flow	Discount Rate	4.2%-5.8%	4.9%
CLO Residual Interest	1,093,985	Discounted Cash Flow	Discount Rate	10.4%-23.7%	16.8%
Equity	237,162	EV Analysis	EBITDA Multiple	0.0x-15.3x	5.3x
Equity	3,171	Yield Analysis	Market Yield	13.7%-16.5%	15.1%
Equity	63,157	Net Asset Value Analysis	Capitalization Rate	4.5%-10.0%	7.4%
Equity	14,107	Discounted Cash Flow	Discount Rate	8.0%-10.0%	9.0%
Net Profits Interest	213	Liquidation Analysis	N/A	N/A	N/A
Escrow Receivable	1,589	Discounted Cash Flow	Discount Rate	6.6%-7.8%	7.2%
Total Level 3 Investments	$6,253,571
The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2013 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Senior Secured Debt	$1,616,485	Yield Analysis	Market Yield	5.7%-20.8%	10.8%
Senior Secured Debt	468,082	EV Analysis	EBITDA Multiple	3.3x-8.8x	6.7x
Senior Secured Debt	5,361	Liquidation Analysis	N/A	N/A	N/A
Senior Secured Debt	125,892	Net Asset Value Analysis	Capitalization Rate	5.0%-10.0%	7.5%
Subordinated Secured Debt	962,702	Yield Analysis	Market Yield	7.7%-19.8%	11.6%
Subordinated Secured Debt	62,199	EV Analysis	EBITDA Multiple	3.3x-7.0x	4.4x
Subordinated Unsecured Debt	69,127	Yield Analysis	Market Yield	6.1%-14.6%	10.7%
Subordinated Unsecured Debt	19,700	EV Analysis	EBITDA Multiple	5.5x-6.5x	6.0x
CLO Debt	28,589	Discounted Cash Flow	Discount Rate	12.1%-20.1%	15.7%
CLO Residual Interest	658,086	Discounted Cash Flow	Discount Rate	11.3%-19.8%	15.3%
Equity	151,855	EV Analysis	EBITDA Multiple	0.1x-8.8x	3.9x
Escrow Receivable	4,662	Discounted Cash Flow	Discount Rate	6.5%-7.0%	6.8%
Total Level 3 Investments	$4,172,740
In determining the range of value for debt instruments except CLOs, management and the independent valuation firm generally estimate corporate and security credit ratings and identify corresponding yields to maturity for each loan from relevant market data. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, to determine range of value. For non-traded equity investments, the enterprise value was determined by applying earnings before income tax, depreciation and amortization (“EBITDA”) multiples for similar guideline public companies and/or similar recent investment transactions. For stressed equity investments, a liquidation analysis was prepared.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

In determining the range of value for our investments in CLOs, management and the independent valuation firm used discounted cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each CLO security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for such security. A waterfall engine is used to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, and distribute the cash flows to the liability structure based on the payment priorities, and discount them back using proper discount rates.
The significant unobservable input used to value our investments based on the yield analysis and discounted cash flow analysis, is the market yield (or applicable discount rate) used to discount the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Significant increases or decreases in the discount rate would result in a decrease or increase, respectively, in the fair value measurement. Included in the consideration and selection of market yields or discount rates are the following factors: risk of default, rating of the investment and comparable company investments, and call provisions.
The significant unobservable inputs used to value our investments based on the EV analysis may include market multiples of specified financial measures such as EBITDA of identified guideline public companies, implied valuation multiples from precedent M&A transactions, and/or discount rates applied in a discounted cash flow analysis. The independent valuation firm identifies a population of publicly traded companies with similar operations and key attributes to that of the portfolio company. Using valuation and operating metrics of these guideline public companies and/or as implied by relevant precedent transactions, a range of multiples of the latest twelve months EBITDA, or other measure, is typically calculated. The independent valuation firm utilizes the determined multiples to estimate the portfolio company’s EV based on, generally, the latest twelve months EBITDA of the portfolio company (or other meaningful measure). Significant increases or decreases in the multiple may result in an increase or decrease, respectively, in EV, which may increase or decrease the fair value estimate of the debt and/or equity investment, as applicable. In certain instances, a discounted cash flow analysis may be considered in estimating EV, in which case, discount rates based on a weighted average cost of capital and application of the Capital Asset Pricing Model may be utilized.
The significant unobservable input used to value our investments based on the net asset value analysis is the capitalization rate applied to earnings measure of the underlying property. Significant increases or decreases in the discount rate would result in a decrease or increase, respectively, in the fair value measurement.
Changes in market yields, discount rates, capitalization rates or EBITDA multiples, each in isolation, may change the fair value of certain of our investments. Generally, an increase in market yields, discount rates or capitalization rate, or decrease in EBITDA multiples, may result in a decrease in the fair value of certain of our investments.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.
During the year ended June 30, 2014, the valuation methodology for ARRM (as defined in Note 14) changed to incorporate a weighted sale value evidenced by a pending transaction into the EV analysis which was solely used in previous periods. As a result of this change, and in recognition of recent company performance and current market conditions, we decreased the fair value of our investment in ARRM to $25,536 as of June 30, 2014, a discount of $21,014 from its amortized cost, compared to the $6,057 unrealized depreciation recorded at June 30, 2013.
During the year ended June 30, 2014, the valuation methodology for Gulf Coast (as defined in Note 14) changed to incorporate an EV analysis in place of the yield analysis used in previous periods. Management adopted the EV analysis due to a deterioration in operating results and resulting foreclosure culminating in our obtaining majority voting control of the company. As a result of this change, and in recognition of recent company performance and current market conditions, we decreased the fair value of our investment in Gulf Coast to $14,459 as of June 30, 2014, a discount of $28,991 from its amortized cost, compared to the $9,241 unrealized depreciation recorded at June 30, 2013.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

During the year ended June 30, 2014, the valuation methodology for ICON Health & Fitness, Inc. (“ICON”) changed to incorporate limited secondary trade data in lieu of weighted broker quotes used previously, in addition to the yield analysis and EV analysis used in previous periods. As a result of this change, and in recognition of recent company performance and current market conditions, we decreased the fair value of our investment in ICON to $20,889 as of June 30, 2014, a discount of $1,116 from its amortized cost, compared to the $9,381 unrealized depreciation recorded at June 30, 2013.
During the year ended June 30, 2014, the valuation methodology for New Century Transportation, Inc. ("NCT") changed to a liquidation analysis in place of the yield analysis used in previous periods. Management adopted the liquidation analysis due to a deterioration in operating results and resulting credit impairment. In June 2014, NCT filed for bankruptcy. As we hold a second lien position and do not expect liquidation proceeds to exceed the first lien liability, we decreased the fair value of our investment in NCT to zero as of June 30, 2014, a discount of $44,000 from its amortized cost, compared to the $954 unrealized depreciation recorded at June 30, 2013.
During the year ended June 30, 2014, the valuation methodology for Sandow Media, LLC ("Sandow") changed to incorporate an EV analysis in addition to the yield analysis used in previous periods. Management adopted the EV analysis due to a deterioration in operating results and resulting credit impairment. As a result of this change, and in recognition of recent company performance and current market conditions, we decreased the fair value of our investment in Sandow to $23,524 as of June 30, 2014, a discount of $1,557 from its amortized cost, compared to being valued at an amount which was the same as cost as of June 30, 2013.
During the year ended June 30, 2014, the valuation methodology for Snacks Parent Corporation ("Snacks") changed to incorporate a weighted sale value evidenced by a pending transaction into the EV analysis used in previous periods. As a result of this change, and in recognition of recent company performance and current market conditions, we increased the fair value of our investment in Snacks to $1,819 as of June 30, 2014, a premium of $1,228 from its amortized cost, compared to the $5 unrealized appreciation recorded at June 30, 2013.
During the year ended June 30, 2014, the valuation methodology for Targus Group International, Inc. ("Targus") changed to incorporate weighted broker quotes in addition to the yield analysis used in previous periods. As a result of this change, and in recognition of recent company performance and current market conditions, we decreased the fair value of our investment in Targus to $19,949 as of June 30, 2014, a discount of $1,748 from its amortized cost, compared to the $311 unrealized appreciation recorded at June 30, 2013.
During the year ended June 30, 2013, we provided $125,892 and $26,648 of debt and equity financing, respectively, to APH Property Holdings, LLC ("APH") for the acquisition of various real estate properties. During the year ended June 30, 2014, we provided $135,350 and $28,397 of debt and equity financing, respectively, to APH for the acquisition of certain properties. In December 2013, American Property REIT Corp. (“APRC”), a wholly-owned subsidiary of APH, distributed its investments in fourteen properties: eight to National Property REIT Corp. (“NPRC”), a wholly-owned subsidiary of NPH Property Holdings, LLC ("NPH"); and six to United Property REIT Corp. (“UPRC”), a wholly-owned subsidiary of UPH Property Holdings, LLC ("UPH"), two newly formed REIT holding companies which are discussed below. The investments transferred consisted of $98,164 and $20,022 of debt and equity financing, respectively. The eight investments transferred to NPRC from APRC consisted of $79,309 and $16,315 of debt and equity financing, respectively. The six investments transferred to UPRC from APRC consisted of $18,855 and $3,707 of debt and equity financing, respectively. There was no gain or loss realized on these transactions.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

As of June 30, 2014, APRC’s real estate portfolio was comprised of fourteen multi-family properties and one commercial property. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties:

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Abbington Pointe	Marietta, GA	12/28/2012	$23,500	$15,275
2	Amberly Place	Tampa, FL	1/17/2013	63,400	39,600
3	Lofton Place	Tampa, FL	4/30/2013	26,000	16,965
4	Vista at Palma Sola	Bradenton, FL	4/30/2013	27,000	17,550
5	Arlington Park	Marietta, GA	5/8/2013	14,850	9,650
6	The Resort	Pembroke Pines, FL	6/24/2013	225,000	157,500
7	Cordova Regency	Pensacola, FL	11/15/2013	13,750	9,026
8	Crestview at Oakleigh	Pensacola, FL	11/15/2013	17,500	11,488
9	Inverness Lakes	Mobile, AL	11/15/2013	29,600	19,400
10	Kings Mill Apartments	Pensacola, FL	11/15/2013	20,750	13,622
11	Plantations at Pine Lake	Tallahassee, FL	11/15/2013	18,000	11,817
12	Verandas at Rocky Ridge	Birmingham, AL	11/15/2013	15,600	10,205
13	Crestview at Cordova	Pensacola, FL	1/17/2014	8,500	5,072
14	Plantations at Hillcrest	Mobile, AL	1/17/2014	6,930	5,094
15	Taco Bell, OK	Yukon, OK	6/4/2014	1,719	—
				$512,099	$342,264
The eight investments transferred to NPRC from APRC consisted of $79,309 and $16,315 of debt and equity financing, respectively. There was no gain or loss realized on these transactions. During the year ended June 30, 2014, we provided $34,050 and $6,375 of debt and equity financing, respectively, to NPH for the acquisition of certain properties and to invest in peer-to-peer consumer loans.
As of June 30, 2014, NPRC’s real estate portfolio was comprised of nine multi-family properties and one commercial property. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties:

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	146 Forest Parkway	Forest Park, GA	10/24/2012	$7,400	$—
2	Bexley	Marietta, GA	11/1/2013	30,600	22,497
3	St. Marin	Coppell, TX	11/19/2013	73,078	53,863
4	Mission Gate	Plano, TX	11/19/2013	47,621	36,148
5	Vinings Corner	Smyrna, GA	11/19/2013	35,691	26,640
6	Central Park	Altamonte Springs, FL	11/19/2013	36,590	27,471
7	City West	Orlando, FL	11/19/2013	23,562	18,533
8	Matthews Reserve	Matthews, NC	11/19/2013	22,063	17,571
9	Indigo	Jacksonville, FL	12/31/2013	38,000	28,500
10	Island Club	Atlantic Beach, FL	1/31/2014	13,025	9,118
				$327,630	$240,341

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

The six investments transferred to UPRC from APRC consisted of $18,855 and $3,707 of debt and equity financing, respectively. There was no gain or loss realized on these transactions. During the year ended June 30, 2014, we provided $1,405 of equity financing to UPH for the acquisition of certain properties.
As of June 30, 2014, UPRC’s real estate portfolio was comprised of six multi-families properties and one commercial property. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties:

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Eastwood Village	Stockbridge, GA	12/12/2013	$25,957	$19,785
2	Monterey Village	Jonesboro, GA	12/12/2013	11,501	9,193
3	Hidden Creek	Morrow, GA	12/12/2013	5,098	3,619
4	Meadow Springs	College Park, GA	12/12/2013	13,116	10,180
5	Meadow View	College Park, GA	12/12/2013	14,354	11,141
6	Peachtree Landing	Fairburn, GA	12/12/2013	17,224	13,575
7	Taco Bell, MO	Marshall, MO	6/4/2014	1,405	—
				$88,655	$67,493
On January 4, 2012, Energy Solutions (as defined in Note 14) sold its gas gathering and processing assets (“Gas Solutions”) for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that may be paid based on the future performance of Gas Solutions. Through June 30, 2014, we have not accrued income for any portion of the $28,000 potential payment. After expenses, including structuring fees of $9,966 paid to us, Energy Solutions received $158,687 in cash. The sale of Gas Solutions by Energy Solutions resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, distributions from Energy Solutions to us were required to be recognized as dividend income, in accordance with ASC 946, as cash distributions were received from Energy Solutions, to the extent there are current year earnings and profits sufficient to support such recognition. During the year ended June 30, 2013, we received distributions of $53,820 from Energy Solutions which were recorded as dividend income. No such dividends were received during the year ended June 30, 2014.
During the year ended June 30, 2014, Energy Solutions repaid the remaining $8,500 of our subordinated secured debt to us. In addition to the repayment of principal, we received $4,812 of make-whole fees for early repayment of the outstanding loan receivables, which was recorded as additional interest income during the year ended June 30, 2014.
On November 25, 2013, we provided $13,000 in senior secured debt financing for the recapitalization of our investment in Freedom Marine Services Holdings, LLC (“Freedom Marine”), a subsidiary of Energy Solutions. The subordinated secured loan to Jettco Marine Services, LLC (“Jettco”), a subsidiary of Freedom Marine, was replaced with a senior secured note to Vessel Holdings II, LLC (“Vessel II”), a new subsidiary of Freedom Marine. On December 3, 2013, we made a $16,000 senior secured investment in Vessel Holdings III, LLC, another new subsidiary of Freedom Marine. Overall the restructuring of our investment in Freedom Marine provided approximately $16,000 net senior secured debt financing to support the acquisition of two new vessels. We received $2,480 of structuring fees from Energy Solutions related to the Freedom Marine restructuring which was recognized as other income during the year ended June 30, 2014.
During the three months ended December 31, 2012, we determined that the impairment of Integrated Contract Solutions, Inc. (“ICS”) was other-than-temporary and recorded a realized loss of $12,198 for the amount that the amortized cost exceeded the fair market value. Our remaining investment in The Healing Staff, Inc. ("THS"), an affiliate of ICS, was valued at zero as of June 30, 2014 and continues to provide staffing solutions for health care facilities and security staffing.
On November 30, 2012, we made a secured second lien investment of $9,500 to support the recapitalization of R-V (as defined in Note 14). As part of the recapitalization, we received a dividend of $11,073 for our investment in R-V’s common stock.
On March 28, 2013, we sold our investment in New Meatco Provisions, LLC for net proceeds of approximately $1,965 and realized a loss of $10,814 on the sale.
On April 30, 2013, we sold our investment in Fischbein, LLC for net proceeds of $3,168, recognizing a realized gain of $2,293 on the sale. In addition, there is $155 being held in escrow which will be recognized as additional gain if and when received.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

On April 15, 2013, assets previously held by H&M Oil & Gas, LLC ("H&M") were assigned to Wolf Energy, LLC ("Wolf Energy") in exchange for a $66,000 term loan secured by the assets. The cost basis in this loan of $44,632 was determined in accordance with ASC 310-40, Troubled Debt Restructurings by Creditors, and was equal to the fair value of assets at the time of transfer resulting in a capital loss of $19,647 in connection with the foreclosure on the assets. On May 17, 2013, Wolf Energy sold the assets located in Martin County, which were previously held by H&M, for $66,000. Proceeds from the sale were primarily used to repay the loan and net profits interest receivable due to us resulting in a realized capital gain of $11,826. We received $3,960 of structuring and advisory fees from Wolf Energy during the year ended June 30, 2013 related to the sale and $991 under the net profits interest agreement which was recognized as other income during the fiscal year ended June 30, 2013.
In June 2013, we determined that the impairment of Manx Energy, Inc. ("Manx") was other-than-temporary and recorded a realized loss of $9,397 for the amount that the amortized cost exceeded the fair market value
On August 6, 2013, we received a distribution of $3,252 related to our investment in NRG Manufacturing, Inc. for which we realized a gain of the same amount. This was a partial release of the amount held in escrow.
On October 31, 2013, we sold $18,755 of the National Bankruptcy Services, LLC loan receivable. The loan receivable was sold at a discount and we realized a loss of $7,853.
During the year ended June 30, 2013, we recognized $1,481 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $1,481 recorded during the year ended June 30, 2013 is $1,111 of normal accretion and $370 of accelerated accretion resulting from the repayment of Hudson Products Holdings, Inc.
During the year ended June 30, 2014, we recognized $400 of interest income due to purchase discount accretion from the assets acquired from Patriot. No accelerated accretion was recorded during the year ended June 30, 2014. As of June 30, 2014, there is no more purchase discount from the assets acquired from Patriot that remains to be accreted.
As of June 30, 2014, $4,499,955 of our loans, at fair value, bear interest at floating rates and $4,466,756 of those loans have Libor floors ranging from 1.25% to 6.00%.
At June 30, 2014, nine loan investments were on non-accrual status: BXC Company, Inc., STI Holding, Inc., THS, Manx, NCT, Stryker, Wind River, Wolf Energy and Yatesville. At June 30, 2013, eight loan investments were on non-accrual status: Borga, Inc., Jettco, THS, Manx, Stryker, Wind River, Wolf Energy and Yatesville. Principal balances of these loans amounted to $163,533 and $106,395 as of June 30, 2014 and June 30, 2013, respectively. The fair value of these loans amounted to $6,150 and $13,810 as of June 30, 2014 and June 30, 2013, respectively. The fair values of these investments represent approximately 0.1% and 0.3% of our total assets as of June 30, 2014 and June 30, 2013, respectively. For the years ended June 30, 2014, 2013 and 2012, the income foregone as a result of not accruing interest on non-accrual debt investments amounted to $24,040, $25,965 and $25,460, respectively.
Undrawn committed revolvers to our portfolio companies incur commitment fees ranging from 0.00% to 2.00%. As of June 30, 2014 and June 30, 2013, we have $143,597 and $202,518 of undrawn revolver commitments to our portfolio companies, respectively.
Unconsolidated Significant Subsidiaries
Our investments are generally in small and mid-sized companies in a variety of industries. In accordance with SEC Regulation S-X Rules 3-09 and 4-08(g), we must determine which of our unconsolidated majority-owned portfolio companies, if any, are considered "significant subsidiaries." In evaluating these investments, there are three tests utilized to determine if any of our investments are considered “significant subsidiaries”:  the investment test, the asset test and the income test. SEC Regulation S-X 3-09, as interpreted by the SEC, requires separate audited financial statements of an unconsolidated majority-owned subsidiary if any of the three tests exceed 20% and SEC Regulation S-X 4-08(g) requires summarized financial information if any of the three tests exceed 10%.
At June 30, 2014 and June 30, 2013, we had no single investment that represented greater than 10% of our total investment portfolio at fair value. At June 30, 2014 and June 30, 2013, we had no single investment whose assets represented greater than 10% of our total assets. Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses, can fluctuate upon repayment or sale of an investment or the marking to fair value of an investment in any given year can be highly concentrated among several investments. After performing the analysis, we determined that First Tower Holdings of Delaware LLC and its subsidiaries ("FT DE") generated more than 10% of our income, but less than 20% of our income, primarily due to the unrealized

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

gain that was recognized on the investment for the year ended June 30, 2014. As such, we provide summarized financial information as follows:

	June 30, 2014	June 30, 2013
Balance Sheet Data
Cash and short-term investments	$60,368	$56,682
Finance receivables, net	385,875	378,327
Intangibles, including goodwill	137,696	161,008
Other assets	14,066	14,303
Total liabilities	611,237	545,778
Member's equity/(deficit)	(13,233)	64,542

	Twelve Months Ended June 30,		Period June 15, 2012 to
	2014	2013	June 30, 2012
Summary of Operations
Total revenue	$201,725	$188,672	$6,947
Total expenses	237,884	211,573	11,674
Net loss	$(36,159)	$(22,901)	$(4,727)
As the SEC has not released details on the mechanics of how the calculations related to Rules 3-09 and 4-08(g) of Regulation S-X are to be completed, there is diversity in practice for the calculation. Based on our interpretation of Rule 3-09 of Regulation S-X and related calculations, we do not believe that audited financial statements are required for FT DE. We have included the audited financial statements of FT DE in Exhibit 99.1 in order to cover the possibility that the SEC will adopt an interpretation that would require such filing. We expect that the SEC will clarify the calculation method in the future.
Note 4. Revolving Credit Facility
On March 27, 2012, we closed on an expanded five-year $650,000 revolving credit facility with a syndicate of lenders through PCF (the “2012 Facility”). The lenders have extended commitments of $857,500 under the 2012 Facility as of June 30, 2014. The 2012 Facility includes an accordion feature which allows commitments to be increased up to $1,000,000 in the aggregate. The revolving period of the 2012 Facility extends through March 2015, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such two year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two year amortization period, the remaining balance will become due, if required by the lenders.
The 2012 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2012 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2012 Facility. The 2012 Facility also requires the maintenance of a minimum liquidity requirement. As of June 30, 2014, we were in compliance with the applicable covenants.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

Interest on borrowings under the 2012 Facility is one-month Libor plus 275 basis points with no minimum Libor floor. Additionally, the lenders charge a fee on the unused portion of the 2012 Facility equal to either 50 basis points, if at least half of the credit facility is drawn, or 100 basis points otherwise. The 2012 Facility requires us to pledge assets as collateral in order to borrow under the credit facility. As of June 30, 2014 and 2013, we had $780,620 and $473,508, respectively, available to us for borrowing under the 2012 Facility, of which the amount outstanding was $92,000 and $124,000, respectively. As additional eligible investments are transferred to PCF and pledged under the 2012 Facility, PCF will generate additional availability up to the current commitment amount of $857,500. As of June 30, 2014, the investments used as collateral for the 2012 Facility had an aggregate fair value of $1,535,476, which represents 24.1% of our total investments, including cash and cash equivalents. These assets are held and owned by PCF, a bankruptcy remote special purpose entity, and as such, these investments are not available to our general creditors. The release of any assets from PCF requires the approval of the facility agent.
In connection with the origination and amendments of the 2012 Facility, we incurred $14,154 of fees, including $1,319 of fees carried over from the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $4,883 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of June 30, 2014.
During the years ended June 30, 2014, 2013 and 2012, we recorded $12,216, $9,082 and $14,883, respectively, of interest costs, unused fees and amortization of financing costs on the 2012 Facility as interest expense.

Note 5. Senior Convertible Notes
On December 21, 2010, we issued $150,000 aggregate principal amount of senior convertible notes that mature on December 15, 2015 (the “2015 Notes”), unless previously converted or repurchased in accordance with their terms. The 2015 Notes bear interest at a rate of 6.25% per year, payable semi-annually on June 15 and December 15 of each year, beginning June 15, 2011. Total proceeds from the issuance of the 2015 Notes, net of underwriting discounts and offering costs, were $145,200.
On February 18, 2011, we issued $172,500 aggregate principal amount of senior convertible notes that mature on August 15, 2016 (the “2016 Notes”), unless previously converted or repurchased in accordance with their terms. The 2016 Notes bear interest at a rate of 5.50% per year, payable semi-annually on February 15 and August 15 of each year, beginning August 15, 2011. Total proceeds from the issuance of the 2016 Notes, net of underwriting discounts and offering costs, were $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 of the 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012.
On April 16, 2012, we issued $130,000 aggregate principal amount of senior convertible notes that mature on October 15, 2017 (the “2017 Notes”), unless previously converted or repurchased in accordance with their terms. The 2017 Notes bear interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126,035.
On August 14, 2012, we issued $200,000 aggregate principal amount of senior convertible notes that mature on March 15, 2018 (the “2018 Notes”), unless previously converted or repurchased in accordance with their terms. The 2018 Notes bear interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193,600.
On December 21, 2012, we issued $200,000 aggregate principal amount of senior convertible notes that mature on January 15, 2019 (the “2019 Notes”), unless previously converted or repurchased in accordance with their terms. The 2019 Notes bear interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193,600.
On April 11, 2014, we issued $400,000 aggregate principal amount of senior convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500.
Certain key terms related to the convertible features for the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes and the 2020 Notes (collectively, the “Senior Convertible Notes”) are listed below.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

	2015 Notes	2016 Notes	2017 Notes	2018 Notes	2019 Notes	2020 Notes
Initial conversion rate(1)	88.0902	78.3699	85.8442	82.3451	79.7766	80.6647
Initial conversion price	$11.35	$12.76	$11.65	$12.14	$12.54	$12.40
Conversion rate at June 30, 2014(1)(2)	89.0157	79.3176	86.9426	82.8631	79.7865	80.6647
Conversion price at June 30, 2014(2)(3)	$11.23	$12.61	$11.50	$12.07	$12.53	$12.40
Last conversion price calculation date	12/21/2013	2/18/2014	4/16/2014	8/14/2013	12/21/2013	4/11/2014
Dividend threshold amount (per share)(4)	$0.101125	$0.101150	$0.101500	$0.101600	$0.110025	$0.110525

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Senior Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at June 30, 2014 was calculated on the last anniversary of the issuance and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

(4)	The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment.
In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1 principal amount of the 2015 Notes (the “conversion rate cap”), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the “Guidance”) permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.
Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.
Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Senior Convertible Notes.
No holder of Senior Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Senior Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Senior Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Senior Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Senior Convertible Notes through and including the maturity date.
In connection with the issuance of the Senior Convertible Notes, we incurred $39,558 of fees which are being amortized over the terms of the notes, of which $27,824 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of June 30, 2014.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

During the years ended June 30, 2014, 2013 and 2012, we recorded $58,042, $45,880 and $22,197, respectively, of interest costs and amortization of financing costs on the Senior Convertible Notes as interest expense.

Note 6. Senior Unsecured Notes
On May 1, 2012, we issued $100,000 aggregate principal amount of senior unsecured notes that mature on November 15, 2022 (the “2022 Notes”). The 2022 Notes bear interest at a rate of 6.95% per year, payable quarterly on February 15, May 15, August 15 and November 15 of each year, beginning August 15, 2012. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were $97,000.
On March 15, 2013, we issued $250,000 aggregate principal amount of senior unsecured notes that mature on March 15, 2023 (the “2023 Notes”). The 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the 2023 Notes, net of underwriting discounts and offering costs, were $245,885.
On April 7, 2014, we issued $300,000 aggregate principal amount of senior unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that was converted into the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $250,775.
The 2022 Notes, the 2023 Notes and the 5.00% 2019 Notes (collectively, the “Senior Unsecured Notes”) are direct unsecured obligations and rank equally with all of our unsecured senior indebtedness from time to time outstanding.
In connection with the issuance of the Senior Unsecured Notes, we incurred $11,358 of fees which are being amortized over the term of the notes, of which $10,297 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of June 30, 2014.
During the years ended June 30, 2014, 2013 and 2012, we recorded $25,988, $11,672 and $1,178, respectively, of interest costs and amortization of financing costs on the Senior Unsecured Notes as interest expense.

Note 7. Prospect Capital InterNotes®
On February 16, 2012, we entered into a Selling Agent Agreement (the “Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”), which was increased to $1,500,000 in May 2014. Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured senior obligations and rank equally with all of our unsecured senior indebtedness outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.
During the year ended June 30, 2014, we issued $473,762 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $465,314. These notes were issued with stated interest rates ranging from 3.75% to 6.75% with a weighted average interest rate of 5.12%. These notes mature between October 15, 2016 and October 15, 2043. Below is a summary of the Prospect Capital InterNotes® issued during the year ended June 30, 2014:

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,149	4.00%	4.00%	April 15, 2017
4	45,751	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	217,915	4.25%–5.00%	4.91%	July 15, 2018 – August 15, 2019
5.5	43,820	4.75%–5.00%	4.77%	February 15, 2019 – August 15, 2019
6.5	1,800	5.50%	5.50%	February 15, 2020
7	62,409	5.25%–5.75%	5.44%	July 15, 2020 – May 15, 2021
7.5	1,996	5.75%	5.75%	February 15, 2021
10	23,850	5.75%–6.50%	5.91%	January 15, 2024 – May 15, 2024
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	2,495	6.00%	6.00%	August 15, 2028 – November 15, 2028
18	4,062	6.00%–6.25%	6.21%	July 15, 2031 – August 15, 2031
20	2,791	6.00%	6.00%	September 15, 2033 – October 15, 2033
25	34,886	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	20,150	6.50%–6.75%	6.60%	July 15, 2043 – October 15, 2043
	$473,762
During the year ended June 30, 2013, we issued $343,139 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $334,244. These notes were issued with stated interest rates ranging from 3.28% to 6.625% with a weighted average interest rate of 5.59%. These notes mature between July 15, 2019 and June 15, 2043. Below is a summary of the Prospect Capital InterNotes® issued during the year ended June 30, 2013:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
7	$190,937	4.00%–6.45%	5.35%	July 15, 2019 – June 15, 2020
10	1,489	3.28%–3.78%	3.37%	March 15, 2023 – April 15, 2023
15	15,000	5.00%	5.00%	May 15, 2028 – June 15, 2028
18	22,157	4.125%–6.00%	5.34%	December 15, 2030 – June 15, 2031
20	3,106	5.625%–5.75%	5.70%	November 15, 2032 – December 15, 2032
30	110,450	5.50%–6.625%	6.15%	November 15, 2042 – June 15, 2043
	$343,139

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

In connection with the issuance of the 5.00% 2019 Notes, $45,000 of previously-issued Prospect Capital InterNotes® were exchanged for the 5.00% 2019 Notes. During the year ended June 30, 2014, we repaid $6,869 aggregate principal amount of our Prospect Capital InterNotes® in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. Below are the Prospect Capital InterNotes® outstanding as of June 30, 2014:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,149	4.00%	4.00%	April 15, 2017
4	45,751	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	212,915	4.25%–5.00%	4.92%	July 15, 2018 – August 15, 2019
5.5	3,820	5.00%	5.00%	February 15, 2019
6.5	1,800	5.50%	5.50%	February 15, 2020
7	256,903	4.00%–6.55%	5.39%	June 15, 2019 – May 15, 2021
7.5	1,996	5.75%	5.75%	February 15, 2021
10	41,952	3.23%–7.00%	6.18%	March 15, 2022 – May 15, 2024
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,465	5.00%–6.00%	5.14%	May 15, 2028 – November 15, 2028
18	25,435	4.125%–6.25%	5.49%	December 15, 2030 – August 15, 2031
20	5,847	5.625%–6.00%	5.85%	November 15, 2032 – October 15, 2033
25	34,886	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	125,063	5.50%–6.75%	6.22%	November 15, 2042 – October 15, 2043
	$785,670
Below are the Prospect Capital InterNotes® outstanding as of June 30, 2013:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
7	$194,937	4.00%–6.55%	5.37%	June 15, 2019 – June 15, 2020
10	18,127	3.28%–7.00%	6.56%	March 15, 2022 – April 15, 2023
15	15,000	5.00%	5.00%	May 15, 2028 – June 15, 2028
18	22,157	4.125%–6.00%	5.34%	December 15, 2030 – June 15, 2031
20	3,106	5.625%–5.75%	5.70%	November 15, 2032 – December 15, 2032
30	110,450	5.50%–6.625%	6.15%	November 15, 2042 – June 15, 2043
	$363,777
In connection with the issuance of the Prospect Capital InterNotes®, we incurred $20,235 of fees which are being amortized over the term of the notes, of which $18,889 remains to be amortized and is included within deferred financing costs on the Consolidated Statements of Assets and Liabilities as of June 30, 2014.
During the years ended June 30, 2014, 2013 and 2012, we recorded $33,857, $9,707 and $276, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.

Note 8. Fair Value and Maturity of Debt Outstanding
The following table shows the Revolving Credit Facility, Senior Convertible Notes, Senior Unsecured Notes and Prospect Capital InterNotes® maximum draw amounts and outstanding borrowings as of June 30, 2014 and June 30, 2013:

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

	June 30, 2014		June 30, 2013
	Maximum Draw Amount	Amount Outstanding	Maximum Draw Amount	Amount Outstanding
Revolving Credit Facility	$857,500	$92,000	$552,500	$124,000
Senior Convertible Notes	1,247,500	1,247,500	847,500	847,500
Senior Unsecured Notes	647,881	647,881	347,725	347,725
Prospect Capital InterNotes®	785,670	785,670	363,777	363,777
Total	$3,538,551	$2,773,051	$2,111,502	$1,683,002
The following table shows the contractual maturities of our Revolving Credit Facility, Senior Convertible Notes, Senior Unsecured Notes and Prospect Capital InterNotes® as of June 30, 2014:

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$92,000	$—	$92,000	$—	$—
Senior Convertible Notes	1,247,500	—	317,500	530,000	400,000
Senior Unsecured Notes	647,881	—	—	—	647,881
Prospect Capital InterNotes®	785,670	—	8,859	261,456	515,355
Total Contractual Obligations	$2,773,051	$—	$418,359	$791,456	$1,563,236
The following table shows the contractual maturities of our Revolving Credit Facility, Senior Convertible Notes, Senior Unsecured Notes and Prospect Capital InterNotes® as of June 30, 2013:

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$124,000	$—	$—	$124,000	$—
Senior Convertible Notes	847,500	—	150,000	297,500	400,000
Senior Unsecured Notes	347,725	—	—	—	347,725
Prospect Capital InterNotes®	363,777	—	—	—	363,777
Total Contractual Obligations	$1,683,002	$—	$150,000	$421,500	$1,111,502
The fair values of our financial liabilities disclosed, but not carried, at fair value as of June 30, 2014 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Revolving Credit Facility(1)	$—	$92,000	$—	$92,000
Senior Convertible Notes(2)	—	1,293,495	—	1,293,495
Senior Unsecured Notes(2)	—	679,816	—	679,816
Prospect Capital InterNotes®(3)	—	766,660	—	766,660
Total	$—	$2,831,971	$—	$2,831,971

(1)	The carrying value of our Revolving Credit Facility approximates the fair value.

(2)	We use available market quotes to estimate the fair value of the Senior Convertible Notes and Senior Unsecured Notes.

(3)	The fair value of our Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

The fair values of our financial liabilities disclosed, but not carried, at fair value as of June 30, 2013 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Revolving Credit Facility(1)	$—	$124,000	$—	$124,000
Senior Convertible Notes(2)	—	886,210	—	886,210
Senior Unsecured Notes(2)	—	343,813	—	343,813
Prospect Capital InterNotes®(3)	—	336,055	—	336,055
Total	$—	$1,690,078	$—	$1,690,078

(1)	The carrying value of our Revolving Credit Facility approximates the fair value.

(2)	We use available market quotes to estimate the fair value of the Senior Convertible Notes and Senior Unsecured Notes.

(3)	The fair value of our Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates.

Note 9. Equity Offerings, Offering Expenses, and Distributions
Excluding dividend reinvestments, we issued 93,381,602 and 106,752,517 shares of our common stock during the years ended June 30, 2014 and 2013, respectively. The proceeds raised, the related underwriting fees, the offering expenses and the prices at which these shares were issued are as follows:

Issuances of Common Stock	Number of Shares Issued	Gross Proceeds	Underwriting Fees	Offering Expenses	Average Offering Price
During the year ended June 30, 2014:
July 5, 2013 – August 21, 2013(1)	9,818,907	$107,725	$902	$169	$10.97
August 2, 2013(2)	1,918,342	21,006	—	—	$10.95
August 29, 2013 – November 4, 2013(1)	24,127,242	272,114	2,703	414	$11.28
November 12, 2013 – February 5, 2014(1)	27,301,889	307,045	3,069	436	$11.25
February 10, 2014 – April 9, 2014(1)	21,592,715	239,305	2,233	168	$11.08
March 31, 2014(2)	2,306,294	24,908	—	—	$10.80
April 15, 2014 – May 2, 2014(1)	5,213,900	56,995	445	193	$10.93
May 5, 2014(2)	1,102,313	11,916	—	—	$10.81
During the year ended June 30, 2013:
July 2, 2012 – July 12, 2012(1)	2,247,275	26,040	260	—	$11.59
July 16, 2012	21,000,000	234,150	2,100	62	$11.15
July 27, 2012	3,150,000	35,123	315	—	$11.15
September 13, 2012 – October 9, 2012(1)	8,010,357	94,610	946	638	$11.81
November 7, 2012	35,000,000	388,500	4,550	814	$11.10
December 13, 2012(2)	467,928	5,021	—	—	$10.73
December 28, 2012(2)	897,906	9,581	—	—	$10.67
December 31, 2012(2)	4,141,547	44,649	—	—	$10.78
January 7, 2013 – February 5, 2013(1)	10,248,051	115,315	1,153	—	$11.25
February 14, 2013 – May 3, 2013(1)	17,230,253	191,893	1,788	56	$11.14
May 14, 2013 – May 31, 2013(1)	4,359,200	47,528	399	245	$10.90

(1)	Shares were issued in connection with our at-the-market offering program which we enter into from time to time with various counterparties.

(2)
On December 13, 2012, December 28, 2012, December 31, 2012, August 2, 2013, March 31, 2014 and May 5, 2014, we issued 467,928, 897,906, 4,141,547, 1,918,342, 2,306,294 and 1,102,313 shares of our common stock, respectively, in conjunction with investments in CCPI, Credit Central, Valley Electric, CP Holdings, Harbortouch and Arctic Energy, which are controlled portfolio companies.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

Our shareholders’ equity accounts as of June 30, 2014 and 2013 reflect cumulative shares issued as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters and our dividend reinvestment plan. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.
On August 24, 2011, our Board of Directors approved a share repurchase plan under which we may repurchase up to $100,000 of our common stock at prices below our net asset value. We have not made any purchases of our common stock during the period from August 24, 2011 to June 30, 2014 pursuant to this plan. Prior to any repurchase, we are required to notify shareholders of our intention to purchase our common stock. This notice lasts for six months after notice is given. Our last notice was delivered with our annual proxy mailing on September 10, 2013.
Our Board of Directors, pursuant to the Maryland General Corporation Law, executed Articles of Amendment to increase the number of shares authorized for issuance from 500,000,000 to 1,000,000,000 in the aggregate. The amendment became effective May 6, 2014.
On October 15, 2013, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $3,691,792 of additional debt and equity securities in the public market as of June 30, 2014.
During the years ended June 30, 2014 and 2013, we distributed approximately $403,188 and $271,507, respectively, to our stockholders. The following table summarizes our distributions declared and payable for 2013 and 2014:

Declaration Date	Record Date	Payment Date	Amount Per Share	Amount Distributed (in thousands)
5/7/2012	7/31/2012	8/24/2012	$0.101575	$16,886
5/7/2012	8/31/2012	9/21/2012	0.101600	16,897
8/21/2012	9/28/2012	10/24/2012	0.101625	17,597
8/21/2012	10/31/2012	11/22/2012	0.101650	17,736
11/7/2012	11/30/2012	12/20/2012	0.101675	21,308
12/7/2012	12/31/2012	1/23/2013	0.110000	23,669
12/7/2012	1/31/2013	2/20/2013	0.110025	24,641
2/7/2013	2/28/2013	3/21/2013	0.110050	25,307
2/7/2013	3/29/2013	4/18/2013	0.110075	26,267
2/7/2013	4/30/2013	5/23/2013	0.110100	26,620
5/6/2013	5/31/2013	6/20/2013	0.110125	27,280
5/6/2013	6/28/2013	7/18/2013	0.110150	27,299
Total declared and payable for 2013				$271,507

5/6/2013	7/31/2013	8/22/2013	$0.110175	$28,001
5/6/2013	8/30/2013	9/19/2013	0.110200	28,759
6/17/2013	9/30/2013	10/24/2013	0.110225	29,915
6/17/2013	10/31/2013	11/21/2013	0.110250	31,224
6/17/2013	11/29/2013	12/19/2013	0.110275	32,189
6/17/2013	12/31/2013	1/23/2014	0.110300	33,229
8/21/2013	1/31/2014	2/20/2014	0.110325	34,239
8/21/2013	2/28/2014	3/20/2014	0.110350	35,508
8/21/2013	3/31/2014	4/17/2014	0.110375	36,810
11/4/2013	4/30/2014	5/22/2014	0.110400	37,649
11/4/2013	5/30/2014	6/19/2014	0.110425	37,822
11/4/2013	6/30/2014	7/24/2014	0.110450	37,843
Total declared and payable for 2014				$403,188

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

Dividends and distributions to common stockholders are recorded on the ex-dividend date. As such, the table above includes distributions with record dates during the years ended June 30, 2014 and 2013. It does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following dividends were previously declared and will be payable subsequent to June 30, 2014:

•	$0.110475 per share for July 2014 to holders of record on July 31, 2014 with a payment date of August 21, 2014;

•	$0.110500 per share for August 2014 to holders of record on August 29, 2014 with a payment date of September 18, 2014; and

•	$0.110525 per share for September 2014 to holders of record on September 30, 2014 with a payment date of October 22, 2014.

•	$0.110550 per share for October 2014 to holders of record on October 31, 2014 with a payment date of November 20, 2014;

•	$0.110575 per share for November 2014 to holders of record on November 28, 2014 with a payment date of December 18, 2014; and

•	$0.110600 per share for December 2014 to holders of record on December 31, 2014 with a payment date of January 22, 2015.
During the years ended June 30, 2014 and 2013, we issued 1,408,070 and 1,450,578 shares of our common stock, respectively, in connection with the dividend reinvestment plan.
As of June 30, 2014, we have reserved 103,055,710 shares of our common stock for issuance upon conversion of the Senior Convertible Notes (see Note 5).

Note 10. Other Income
Other income consists of structuring fees, overriding royalty interests, revenue receipts related to net profit interests/net revenue interests, deal deposits, administrative agent fees, and other miscellaneous and sundry cash receipts. Income from such sources for the years ended June 30, 2014, 2013 and 2012 were as follows:

	Year Ended June 30,
Income Source	2014	2013	2012
Structuring, advisory and amendment fees (refer to Note 3)	$59,527	$53,708	$35,976
Recovery of legal costs from prior periods from legal settlement	5,825	—	—
Royalty interests	5,893	4,122	224
Administrative agent fees	468	346	293
Total Other Income	$71,713	$58,176	$36,493

Note 11. Net Increase in Net Assets per Share
The following information sets forth the computation of net increase in net assets resulting from operations per share for the years ended June 30, 2014, 2013 and 2012.

	Year Ended June 30,
	2014	2013	2012
Net increase in net assets resulting from operations	$319,020	$220,856	$190,904
Weighted average common shares outstanding	300,283,941	207,069,971	114,394,554
Net increase in net assets resulting from operations per share	$1.06	$1.07	$1.67

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

Note 12. Income Taxes
While our fiscal year end for financial reporting purposes is June 30 of each year, our tax year end is August 31 of each year. The information presented in this footnote is based on our tax year end for each period presented, unless otherwise specified.
For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of dividends paid to shareholders during the tax years ended August 31, 2013, 2012 and 2011 were as follows:

	Tax Year Ended August 31,
	2013	2012	2011
Ordinary income	$282,621	$147,204	$76,680
Capital gain	—	—	—
Return of capital	—	—	33,218
Total dividends paid to shareholders	$282,621	$147,204	$109,898
For the tax year ending August 31, 2014, the tax character of dividends paid to shareholders through June 30, 2014 is expected to be ordinary income. Because of the difference between our fiscal and tax year ends, the final determination of the tax character of dividends will not be made until we file our tax return for the tax year ending August 31, 2014.
Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. The following reconciles the net increase in net assets resulting from operations to taxable income for the tax years ended August 31, 2013, 2012 and 2011:

	Tax Year Ended August 31,
	2013	2012	2011
Net increase in net assets resulting from operations	$238,721	$208,331	$119,281
Net realized loss (gain) on investments	24,632	(38,363)	(16,465)
Net unrealized depreciation (appreciation) on investments	77,835	32,367	(7,552)
Other temporary book-to-tax differences	(4,357)	(1,078)	1,417
Permanent differences	5,939	(6,103)	(20,000)
Taxable income before deductions for distributions	$342,770	$195,154	$76,681
Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. The Regulated Investment Company Modernization Act (the “RIC Modernization Act”) was enacted on December 22, 2010. Under the RIC Modernization Act, capital losses incurred by taxpayers in taxable years beginning after the date of enactment will be allowed to be carried forward indefinitely and are allowed to retain their character as either short-term or long-term losses. As such, the capital loss carryforwards generated by us after the August 31, 2011 tax year will not be subject to expiration. Any losses incurred in post-enactment tax years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As of August 31, 2013, we had capital loss carryforwards of approximately $84,470 available for use in later tax years. Of the amount available as of August 31, 2013, $582, $33,096 and $34,471 will expire on August 31, 2016, 2017 and 2018, respectively, and $16,321 is not subject to expiration. The unused balance each year will be carried forward and utilized as gains are realized, subject to limitations. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, substantially all of the Company's capital loss carryforwards may become permanently unavailable due to limitations by the Code.
Under current tax law, capital losses and specific ordinary losses realized after October 31st and December 31st, respectively, may be deferred and treated as occurring on the first business day of the following tax year. As of August 31, 2013, we had deferred $10,793 long-term capital losses, which will be treated as arising on the first day of the tax year ending August 31, 2014.
For the tax year ended August 31, 2013, we had taxable income in excess of the distributions made from such taxable income during the year, and therefore, we elected to carry forward the excess for distribution to shareholders in the tax year ending August 31, 2014. The amount carried forward to 2014 was approximately $108,099. For the tax year ended August 31, 2012, we had taxable income in excess of the distributions made from such taxable income during the year, and therefore, we elected to carry forward the excess for distribution to shareholders in the tax year ended August 31, 2013. The amount carried forward to 2013 was approximately $47,950. For the tax year ended August 31, 2011, we did not have taxable income in excess of distributions

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

made from such taxable income during the year, and therefore, there was no excess available for us to carry forward for distribution to shareholders in the tax year ended August 31, 2012.
As of June 30, 2014, the cost basis of investments for tax purposes was $6,354,811 resulting in estimated gross unrealized appreciation and depreciation of $146,820 and $247,891, respectively. As of June 30, 2013, the cost basis of investments for tax purposes was $4,247,038 resulting in estimated gross unrealized appreciation and depreciation of $76,112 and $150,298, respectively. Due to the difference between our fiscal year end and tax year end, the cost basis of our investments for tax purposes as of June 30, 2014 and 2013 was calculated based on the book cost of investments as of June 30, 2014 and 2013, respectively, with cumulative book-to-tax adjustments for investments through August 31, 2013 and 2012, respectively.
In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include merger-related items, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes, among other items. During the tax year ended August 31, 2013, we increased accumulated undistributed net investment income by $5,939, increased accumulated net realized loss on investments by $2,621 and decreased capital in excess of par value by $3,318. During the tax year ended August 31, 2012, we increased accumulated undistributed net investment income by $5,028, increased accumulated net realized loss on investments by $37,355 and increased capital in excess of par value by $32,327. Due to the difference between our fiscal and tax year end, the reclassifications for the taxable years ended August 31, 2013 and 2012 were recorded in the fiscal years ended June 30, 2014 and 2013, respectively.

Note 13. Related Party Agreements and Transactions
Investment Advisory Agreement
We have entered into an investment advisory and management agreement with the Investment Adviser (the “Investment Advisory Agreement”) under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, the Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.
The Investment Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components:  a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our gross assets (including amounts borrowed). For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.
The total base management fee incurred to the favor of the Investment Adviser was $108,990, $69,800 and $35,836 for the years ended June 30, 2014, 2013 and 2012, respectively.
The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	No incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•
100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•
20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.
The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in its portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which maybe asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.
The total income incentive fee incurred was $89,306, $81,231 and $46,671 for the years ended June 30, 2014, 2013 and 2012, respectively. No capital gains incentive fee was incurred for the years ended June 30, 2014, 2013 and 2012.
Administration Agreement
We have also entered into an Administration Agreement with Prospect Administration LLC (“Prospect Administration”) under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and his staff. For the years ended June 30, 2014, 2013 and 2012, the reimbursement was approximately $14,373, $8,737 and $6,848, respectively. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance (see "Managerial Assistance" below). The

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a subsidiary of the Investment Adviser.
During the years ended June 30, 2014, 2013 and 2012, Prospect Administration received payments of $7,582, $1,394 and $1,092 directly from our controlled portfolio companies for legal, tax and portfolio level accounting services. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration. Had Prospect Administration not received these payments, Prospect Administration's charges for its administrative services would have increased by these amounts.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for us.
Managerial Assistance
As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. "Making available significant managerial assistance" refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us will vary according to the particular needs of each portfolio company. Examples of such activities include advice on marketing, operations, fulfillment and overall strategy, capital budgeting, managing relationships with financing sources, recruiting management personnel, evaluating acquisition and divestiture opportunities, participating in board and management meetings, consulting with and advising officers of portfolio companies, and providing other organizational and financial guidance.
Prospect Administration, through a managerial assistance agreement executed with each portfolio company to which we provide managerial assistance, provides such managerial assistance on our behalf. In doing so, Prospect Administration utilizes personnel of our Investment Adviser, Prospect Capital Management. We, on behalf of Prospect Administration, invoice portfolio companies receiving and paying for managerial assistance, and we remit to Prospect Administration its allocated cost of providing such services, including payments to Prospect Capital Management for personnel it utilizes for that purpose. Our payments to Prospect Administration are periodically reviewed by our Board of Directors.
During the years ended June 30, 2014, 2013 and 2012, we received payments of $7,472, $5,414 and $1,849, respectively, from our portfolio companies for managerial assistance and subsequently remitted these amounts to Prospect Administration.
Co-Investments
On February 10, 2014, we received an exemptive order from the SEC (the "Order") that gave us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Investment Adviser or certain affiliates, including Priority Senior Secured Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., subject to the conditions included therein. In certain situations where co-investment with one or more funds managed by the Investment Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Investment Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, we will be unable to invest in any issuer in which one or more funds managed by the Investment Adviser or its affiliates has previously invested.
As of June 30, 2014, we had co-investments in the following: Cent CLO 21 Limited, Galaxy XVII CLO, Ltd., Halcyon Loan Advisors Funding 2014-2 Ltd., Symphony CLO XIV Ltd., Voya CLO 2014-1, Ltd. (f/k/a ING IM CLO 2014-1, Ltd.), and Washington Mill CLO Ltd.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

Note 14. Transactions with Controlled Companies
The descriptions below detail the transactions which Prospect Capital Corporation (“Prospect”) has entered into with each of our controlled companies.
AMU Holdings Inc.
Prospect owns 100% of the equity of AMU Holdings Inc. (“AMU”). AMU owns 98% of Airmall Inc. (“Airmall”). Airmall is a developer and manager of airport retail operations.
On July 30, 2010, Prospect made a $22,420 investment in AMU, of which $12,500 was a senior subordinated note and $9,920 was used to purchase 100% of the preferred and common equity of AMU. AMU used its combined debt and equity proceeds of $22,420 to purchase 100% of Airmall’s common stock for $18,000, to pay $1,573 of structuring fees from AMU to Prospect (which was recognized by Prospect as structuring fee income), $836 of third party expenses, $11 of legal services provided by attorneys at Prospect Administration, and $2,000 of withholding tax. Prospect then purchased for $30,000 two loans of Airmall payable to unrealized third parties, one for $10,000 and the other $20,000. Prospect and Airmall subsequently refinanced the two loans into a single $30,000 loan from Airmall to Prospect.
On October 1, 2013, Prospect made an additional $2,600 investment in the senior subordinated note, of which $575 was utilized by AMU to pay interest due to Prospect and $2,025 was retained by AMU for working capital. On December 4, 2013, Prospect sold 2% of the outstanding principal balance of the senior secured term loan to Airmall and 2% of the outstanding principal balance of the senior subordinated note to AMU for $972. On November 25, 2013, Prospect funded an additional $5,000 to the senior subordinated note, which was utilized by AMU to pay a $5,000 of dividend to Prospect.
On June 13, 2014, Prospect made a new $19,993 investment as a senior secured loan to Airmall. Airmall then distributed this amount to AMU as a return of capital, which AMU used to pay down the senior subordinated loan in the same amount. The minority interest held by a third party in AMU was exchanged for common stock of Airmall.
The following dividends were declared and paid from Airmall to AMU and recorded as dividend income by AMU:

July 1, 2011 to June 30, 2012	$—
July 1, 2012 to June 30, 2013	—
July 1, 2013 to June 30, 2014	7,000
The following dividends were declared and paid from AMU to Prospect and recorded as dividend income by Prospect:

July 1, 2011 to June 30, 2012	$—
July 1, 2012 to June 30, 2013	—
July 1, 2013 to June 30, 2014	12,000
All dividends were paid from earnings and profits of Airmall and AMU.
The following cash payments from Airmall to Prospect were recorded as a repayment of loan receivable from Airmall:

July 1, 2011 to June 30, 2012	$650
July 1, 2012 to June 30, 2013	550
July 1, 2013 to June 30, 2014	644
The following interest payments were accrued and subsequently paid to Prospect from Airmall for interest due and recognized by Prospect as interest income:

July 1, 2011 to June 30, 2012	$3,617
July 1, 2012 to June 30, 2013	3,536
July 1, 2013 to June 30, 2014	3,420
At June 30, 2013, $2 of interest recognized above had not yet been paid by Airmall to Prospect and was included by Prospect within interest receivable.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

The following interest payments were paid from AMU to Prospect and recognized by Prospect as interest income:

July 1, 2011 to June 30, 2012	$2,282
July 1, 2012 to June 30, 2013	2,286
July 1, 2013 to June 30, 2014	3,159
The following payment-in-kind interest was capitalized in the senior secured note to AMU and recognized as interest income by Prospect:

July 1, 2011 to June 30, 2012	$—
July 1, 2012 to June 30, 2013	—
July 1, 2013 to June 30, 2014	295
The following managerial assistance payments were paid from AMU to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2011 to June 30, 2012	$375
July 1, 2012 to June 30, 2013	225
July 1, 2013 to June 30, 2014	300
At June 30, 2013 and 2014, $45 and $45 of managerial assistance recognized above had not yet been paid by Airmall to Prospect and was included by Prospect within other receivables due from Airmall and other liabilities due to Prospect Administration, respectively.
The following payments were paid from AMU to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to AMU (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

July 1, 2011 to June 30, 2012	$—
July 1, 2011 to June 30, 2012	8
July 1, 2013 to June 30, 2014	—
At June 30, 2013 and 2014, Prospect had a $5 and $11 payable to AMU for reimbursement in excess of expenses which was subsequently utilized to pay other expenses by Prospect on behalf of AMU, respectively.
APH Property Holdings, LLC
Prospect owns 100% of the equity of APH Property Holdings, LLC (“APH”). APH owns 100% of the common equity of American Property Holdings Corp. (“APRC”). APRC is a Maryland corporation and a qualified REIT for federal income tax purposes. In order to qualify as a REIT, APRC issued 125 shares of Series A Cumulative Non-Voting Preferred Stock to 125 accredited investors. The preferred stockholders are entitled to receive cumulative dividends semi-annually at an annual rate of 12.5% and do not have the ability to participate in the management or operation of APRC.
APRC was formed to acquire, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. APRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties.
On October 24, 2012, Prospect initially made a $7,808 investment in APH, of which $6,000 was a Senior Term Loan and $1,808 was used to purchase the membership interests of APH. The proceeds were utilized by APH to purchase APRC common equity for $7,806, with $2 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 100% ownership interest in 146 Forest Parkway, LLC for $7,326, with $480 retained by APRC for working capital. 146 Forest Parkway, LLC was purchased by APRC for $7,400. The remaining proceeds were used to pay $222 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $178 of third party expenses and $5 of legal services provided by attorneys at Prospect Administration. The investment was subsequently contributed to NPRC.
On December 28, 2012, Prospect made a $9,593 investment in APH, of which $6,400 was a Senior Term Loan and $3,193 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

common equity for $9,594, with $1 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 92.7% ownership interest in 1557 Terrell Mill Road, LLC for $9,548, with $46 retained by APRC for other expenses. 1557 Terrell Mill Road, LLC was purchased by APRC for $23,500 which included debt financing and minority interest of $15,275 and $757, respectively. The remaining proceeds were used to pay $286 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income) and $1,652 of third party expenses, with $142 retained by APRC for working capital.
On January 17, 2013, Prospect made a $30,348 investment in APH, of which $27,600 was a Senior Term Loan and $2,748 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $29,348, with $1,000 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 97.7% ownership interest in 5100 Live Oaks Blvd, LLC for $29,348. 5100 Live Oaks Blvd, LLC was purchased by APRC for $63,400 which included debt financing and minority interest of $39,600 and $686, respectively. The remaining proceeds were used to pay $880 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $4,265 of third party expenses, $14 of legal services provided by attorneys at Prospect Administration, and $1,030 of pre-paid assets, with $45 retained by APRC for working capital.
On April 30, 2013, Prospect made a $10,383 investment in APH, of which $9,000 was a Senior Term Loan and $1,383 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $10,233, with $150 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 93.2% ownership interest in Lofton Place, LLC for $10,233. Lofton Place, LLC was purchased by APRC for $26,000 which included debt financing and minority interest of $16,965 and $745, respectively. The remaining proceeds were used to pay $306 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,223 of third party expenses, $5 of legal services provided by attorneys at Prospect Administration, and $364 of pre-paid assets, with $45 retained by APRC for working capital.
On April 30, 2013, Prospect made a $10,863 investment in APH, of which $9,000 was a Senior Term Loan and $1,863 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $10,708, with $155 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 93.2% ownership interest in Vista Palma Sola, LLC for $10,708. Vista Palma Sola, LLC was purchased by APRC for $27,000 which included debt financing and minority interest of $17,550 and $785, respectively. The remaining proceeds were used to pay $321 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,272 of third party expenses, $4 of legal services provided by attorneys at Prospect Administration, and $401 of pre-paid assets with $45 retained by APRC for working capital.
On May 8, 2013, Prospect made a $6,118 investment in APH, of which $4,000 was a Senior Term Loan and $2,118 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $6,028, with $90 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 93.3% ownership interest in Arlington Park Marietta, LLC for $6,028. Arlington Park Marietta, LLC was purchased by APRC for $14,850 which included debt financing and minority interest of $9,650 and $437, respectively. The remaining proceeds were used to pay $181 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $911 of third party expenses and $128 of pre-paid assets with $45 retained by APRC for working capital.
On June 24, 2013, Prospect made a $76,533 investment in APH, of which $63,000 was a Senior Term Loan and $13,533 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $75,233, with $1,300 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 95.0% ownership interest in APH Carroll Resort, LLC for $74,398 and $835 was used to pay structuring fees (which was recognized by Prospect as structuring fee income). APH Carroll Resort, LLC was purchased by APRC for $225,000 which included debt financing and minority interest of $157,500 and $3,916, respectively. The remaining proceeds were used to pay $1,436 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $7,687 of third party expenses, $8 of legal services provided by attorneys at Prospect Administration and $1,683 of pre-paid assets.
Between October 29, 2013 and December 4, 2013, Prospect made an $11,000 investment in APH, of which $9,350 was a Senior Term Loan and $1,650 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase consumer loans from a third party. The investment was subsequently contributed to NPRC.
On November 1, 2013, Prospect made a $9,869 investment in APH, of which $8,200 was a Senior Term Loan and $1,669 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $9,869. The proceeds were utilized by APRC to purchase a 94.0% ownership interest in APH Carroll 41, LLC for $9,548 and to pay $102 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $219 retained by APRC for working capital. APH Carroll 41, LLC was purchased by APRC for $30,600 which included debt

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

financing and minority interest of $22,497 and $609, respectively. The remaining proceeds were used to pay structuring fees of $190 to Prospect (which was recognized by Prospect as structuring fee income), $1,589 of third party expenses, $5 of legal services provided by attorneys at Prospect Administration, and $270 of pre-paid assets. The investment was subsequently contributed to NPRC.
On November 15, 2013, Prospect made a $45,900 investment in APH, of which $38,500 was a Senior Term Loan and $7,400 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $45,900. The proceeds were utilized by APRC to purchase a 99.3% ownership interest in APH Gulf Coast Holdings, LLC for $45,024 and to pay $364 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $511 retained by APRC for working capital. APH Gulf Coast Holdings, LLC was purchased by APRC for $115,200 which included debt financing and minority interest of $75,558 and $337, respectively. The remaining proceeds were used to pay $1,013 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $2,590 of third party expenses, $23 of legal services provided by attorneys at Prospect Administration, and $2,023 of pre-paid assets, with $70 retained by APRC for working capital.
On November 19, 2013, Prospect made a $66,188 investment in APH, of which $55,000 was a Senior Term Loan and $11,188 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $66,188. The proceeds were utilized by APRC to purchase a 90.0% ownership interest in NPH McDowell, LLC for $64,392 and to pay $695 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $1,101 retained by APRC for working capital. NPH McDowell, LLC was purchased by APRC for $238,605 which included debt financing and minority interest of $180,226 and $7,155, respectively. The remaining proceeds were used to pay $1,290 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $9,205 of third party expenses, $23 of legal services provided by attorneys at Prospect Administration, and $1,160 of pre-paid assets, with $1,490 retained by APRC for working capital. The investment was subsequently contributed to NPRC.
On December 12, 2013, Prospect made a $22,507 investment in APH, of which $18,800 was a Senior Term Loan and $3,707 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $22,507. The proceeds were utilized by APRC to purchase a 92.6% ownership interest in South Atlanta Portfolio Holding Company, LLC for $21,874 and to pay $238 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $395 retained by APRC for working capital. South Atlanta Portfolio Holding Company, LLC was purchased by APRC for $87,250 which included debt financing and minority interest of $67,493 and $1,756, respectively. The remaining proceeds were used to pay $437 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $2,920 of third party expenses, and $116 of pre-paid assets, with $400 retained by APRC for working capital. The investment was subsequently contributed to UPH.
On December 31, 2013, APRC distributed its majority interests in five joint ventures (“JVs”) holding real estate assets to APH. APH then distributed these JV interests to Prospect in a transaction characterized as a return of capital. Prospect, on the same day, contributed certain of these JV interests to NPH Property Holdings, LLC and the remainder to UPH Property Holdings, LLC (each wholly-owned subsidiaries of Prospect). Each of NPH and UPH immediately thereafter contributed these JV interests to NPRC and UPRC, respectively. The total investments in the JVs transferred consisted of $98,164 and $20,022 of debt and equity financing, respectively. There was no material gain or loss realized on these transactions.
On January 17, 2014, Prospect made a $6,565 investment in APH, of which $5,500 was a Senior Term Loan and $1,064 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $6,565. The proceeds were utilized by APRC to purchase a 99.3% ownership interest in APH Gulf Coast Holdings, LLC for $6,336 and to pay $216 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $13 retained by APRC for working capital and other expenses. APH Gulf Coast Holdings, LLC was purchased by APRC for $15,430 which included debt financing and minority interest of $10,167 and $48, respectively. The remaining proceeds were used to pay $143 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $627 of third party expenses, $4 of legal services provided by attorneys at Prospect Administration, and $312 of pre-paid assets, with $35 retained by APRC for working capital.
Effective as of April 1, 2014, Prospect made a new $167,162 senior term loan to APRC. APRC then distributed this amount to APH as a return of capital which was used to pay down the Senior Term Loan from APH by the same amount. Effective April 1, 2014, American Property Holdings Corp. was renamed American Property REIT Corp. (continues as “APRC”). APH continues to own 100% of the common equity of APRC at June 30, 2014.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

On June 4, 2014, Prospect made a $1,719 investment in APH to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $1,719. The proceeds were utilized by APRC to acquire the real property located at 975 South Cornwell, Yukon, OK (“Taco Bell, OK”) for $1,719.
The following cash distributions were declared and paid from APRC to APH and recorded as a return of capital by APH:

October 24, 2012 to June 30, 2013	$1,676
July 1, 2013 to June 30, 2014	175,972
The following interest income was accrued and subsequently paid from APH to Prospect and recognized by Prospect as interest income:

October 24, 2012 to June 30, 2013	$2,006
July 1, 2013 to June 30, 2014	9,844
At June 30, 2013 and June 30, 2014, $121 and $53 of interest recognized above had not yet been paid by APH to Prospect and was included by Prospect within interest receivable, respectively.
At June 30, 2013 and June 30, 2014, $892 and $4,084 of interest from APH was capitalized payment-in-kind interest and was included by Prospect in the investment cost basis, respectively.
The following interest income was accrued and subsequently paid from APRC to Prospect and recognized by Prospect as interest income:

October 24, 2012 to June 30, 2013	$—
July 1, 2013 to June 30, 2014	4,279
At June 30, 2014, $53 of interest recognized above had not yet been paid by APRC to Prospect and was included by Prospect within interest receivable.
At June 30, 2014, $581 of interest from APRC was capitalized payment-in-kind interest and was included by Prospect in the investment cost basis.
The following royalty payments were paid from APH to Prospect and recognized by Prospect as other income:

October 24, 2012 to June 30, 2013	$78
July 1, 2013 to June 30, 2014	999
The following royalty payments were paid from APRC to Prospect and recognized by Prospect as other income:

October 24, 2012 to June 30, 2013	$—
July 1, 2013 to June 30, 2014	419
The following managerial assistance payments were paid from APRC to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

October 24, 2012 to June 30, 2013	$148
July 1, 2013 to June 30, 2014	784
The following amounts were due from Prospect to Prospect Administration for managerial assistance payments (no direct income was recognized by Prospect):

June 30, 2013	$76
June 30, 2014	148
The following amounts were due from APH to Prospect for reimbursement of expenses paid by Prospect on behalf of APH and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities:

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

June 30, 2013	$13
June 30, 2014	202
The following amounts were due to APH from Prospect for reimbursement of expenses paid by APH on behalf of Prospect and included by Prospect within other liabilities on the respective Consolidated Statement of Assets and Liabilities:

June 30, 2013	$—
June 30, 2014	148
Arctic Oilfield Equipment USA, Inc.
Prospect owns 100% of the equity of Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”). Arctic Equipment owns 70% of the equity of Arctic Energy Services, LLC (“Arctic Energy”), with Ailport Holdings, LLC (“Ailport”) (100% owned and controlled by Arctic Energy management) owning the remaining 30% of the equity of Arctic Energy. Arctic Energy provides oilfield service personnel, well testing flowback equipment, frac support systems and other services to exploration and development companies in the Rocky Mountains.
On May 5, 2014, Prospect initially purchased 100% of the common shares of Arctic Equipment for $9,006. Proceeds were utilized by Arctic Equipment to purchase 70% of Arctic Energy as described in the following paragraph.
On May 5, 2014, Prospect made an additional $51,870 investment (including in exchange for 1,102,313 common shares of Prospect at fair value of $11,916) in Arctic Energy in exchange for a $31,640 senior secured loan and a $20,230 subordinated loan. Total proceeds received by Arctic Energy of $60,876 were used to purchase 70% of the equity interests in Arctic Energy from Ailport for $47,516, pay $875 of third-party expenses, $1,713 of structuring fees to Prospect (which was recognized as structuring fee income), $445 of legal services provided by attorneys at Prospect Administration and $10,327 was retained as working capital.
The following interest income was accrued and subsequently paid from Arctic Energy to Prospect for interest due and recognized by Prospect as interest income:

May 5, 2014 to June 30, 2014	$1,050
At June 30, 2014, $18 of interest recognized above had not yet been paid by Arctic Energy to Prospect and was included by Prospect within interest receivable.
The following managerial assistance payments were paid from Arctic Energy to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

May 5, 2014 to June 30, 2014	$15
The following amounts were due from Arctic Energy to Prospect for reimbursement of expenses paid by Prospect on behalf of Arctic Energy and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities (no income was recognized by Prospect).

June 30, 2014	$6
ARRM Services, Inc.
Prospect owns 79.53% of the fully-diluted common, 85.76% of the Series A Preferred and 100.00% of the Series B Preferred equity of ARRM Holdings, Inc. (“ARRM”). ARRM owns 100% of the equity of Ajax Rolled Ring & Machine, LLC (“Ajax LLC”). Ajax forges large seamless steel rings on two forging mills in the company’s York, South Carolina facility. The rings are used in a range of industrial applications, including in construction equipment and power turbines. Ajax also provides machining and other ancillary services.
As of July 1, 2011, the cost basis of Prospect’s total debt and equity investment in Ajax, Inc., including capitalized payment-in-kind interest of $3,535, was $41,699, consisting of $20,607 for senior secured term loans, $15,035 for subordinated secured term debt and $6,057 for common equity. The equity of Ajax Inc. was exchanged for equity in ARRM on October 4, 2011, and Ajax Inc. was converted to a limited liability company and became Ajax LLC. On December 28, 2012, Prospect funded $3,600 of unsecured debt to ARRM.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

On April 1, 2013, Prospect refinanced the existing $19,837 and $18,635 senior loans to Ajax LLC and ARRM, respectively, increasing the total size of the debt investment to $38,537. Concurrent with the refinancing, Prospect received repayment of the $18,635 loans that Prospect previously outstanding. On October 11, 2013, Prospect provided $25,000 in preferred equity for the recapitalization of ARRM. After the financing, Prospect received repayment of the $20,009 subordinated unsecured loan previously outstanding.
On June 12, 2014, ARRM was renamed to ARRM Services, Inc.
The following cash payments from Ajax Inc. to Prospect were recorded as a repayment of loan receivable by Prospect:

July 1, 2011 to June 30, 2012	$440
July 1, 2012 to June 30, 2013	357
July 1, 2013 to June 30, 2014	400
The following interest income was accrued and subsequently paid from ARRM to Prospect for interest due and recognized by Prospect as interest income:

July 1, 2011 to June 30, 2012	$2,003
July 1, 2012 to June 30, 2013	3,052
July 1, 2013 to June 30, 2014	929
At June 30, 2013, $29 of interest recognized above had not yet been paid by ARRM to Prospect and was included by Prospect within interest receivable.
The following interest income was accrued and subsequently paid from Ajax LLC to Prospect for interest due and recognized by Prospect as interest income:

July 1, 2011 to June 30, 2012	$2,847
July 1, 2012 to June 30, 2013	2,124
July 1, 2013 to June 30, 2014	1,873
At June 30, 2013 and June 30, 2014, $20 and $6 of interest recognized above had not yet been paid by Ajax LLC to Prospect and was included by Prospect within interest receivable, respectively.
The following payment-in-kind interest was capitalized in the senior secured note to Ajax LLC and recorded as interest income by Prospect:

December 13, 2012 to June 30, 2013	$—
July 1, 2013 to June 30, 2014	309
As of June 30, 2014, due to a pending sale transaction, we reversed $3,844 of previously recognized payment-in-kind interest of which we do not expect to receive.
The following managerial assistance payments were paid from Ajax LLC to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2011 to June 30, 2012	$315
July 1, 2012 to June 30, 2013	90
July 1, 2013 to June 30, 2014	80
The following payments were paid from ARRM to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to ARRM no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

July 1, 2011 to June 30, 2012	$—
July 1, 2012 to June 30, 2013	49
July 1, 2013 to June 30, 2014	14

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

BXC Company, Inc.
Prospect owns 86.7% of Series A Preferred Stock, 96.8% of Series B Preferred Stock, and 83.1% of fully diluted common stock of BXC Company, Inc. (“BXC”). BXC owns 100% of the common stock of Boxercraft Incorporated (“Boxercraft”).
As of July 1, 2011, the cost basis of Prospect’s total debt and equity investment in Boxercraft, including capitalized payment-in-kind interest of $763, was $12,931. On September 28, 2012 and April 18, 2014, Prospect issued additional debt to BXC in the amount of $2,293 and $300, respectively. From inception to date, Prospect received a total of $4,684 in repayments of the combined debt and capitalized a total of $1,674 of paid-in-kind interest.
Effective as of March 28, 2014, Prospect acquired voting control of BXC pursuant to a voting agreement and irrevocable proxy. Effective May 8, 2014, Prospect acquired control of BXC by transferring shares held by the other equity holders of BXC to Prospect pursuant to an assignment agreement entered into with such other equity holders.
There was no income recognized by Prospect from the time BXC became a controlled company through June 30, 2014 due to the non-accrual status.
CCPI Holdings Inc.
Prospect owns 100% of the equity of CCPI Holdings Inc. (“CCPI Holdings”). CCPI Holdings owns 94.98% of the equity of CCPI Inc. (“CCPI”), with CCPI management owning the remaining 5.02% of the equity. CCPI owns 100% of each of CCPI Europe Ltd., and MEFEC B.V., and 45% of Gulf Temperature Sensors W.L.L.
On December 13, 2012, Prospect initially made a $15,921 investment (including 467,928 common shares of Prospect at fair value of $5,021) in CCPI Holdings, $7,500 senior secured note and $8,443 equity interest. The proceeds received by CCPI Holdings were partially utilized to purchase 95.13% of CCPI common stock for $14,878. The remaining proceeds were used to pay $395 of structuring fees from CCPI Holdings to Prospect (which were recognized by Prospect as structuring fee income), $215 for legal services provided by attorneys at Prospect Administration, $137 for third party expenses and $318 was retained by CCPI Holdings for working capital.
On December 13, 2012, Prospect made an additional investment of $18,000 in CCPI senior secured debt. The proceeds of the Prospect loan along with $14,878 of equity financing from CCPI Holdings, Inc. (mentioned above) were used to purchase 95.13% of CCPI equity from the sellers for $31,829, provide $120 of debt financing to CCPI management (to partially fund a purchase by management of CCPI stock), fund $180 of structuring fees from CCPI to Prospect (which were recognized by Prospect as structuring fee income), pay $548 of third-party expenses, reimburse $12 for reimbursement of expenses paid by Prospect on behalf of CCPI (no income was recognized by Prospect) and $189 was retained by CCPI as working capital.
On June 13, 2014, Prospect made a new $8,218 senior secured note to CCPI. CCPI then distributed this amount to CCPI Holdings as a return of capital which was used to pay down the $8,216 senior secured note from CCPI Holdings to Prospect. The remaininga $2 was distributed to Prospect as a return of capital of Prospect's equity investment in CCPI Holdings. CCPI continues to own 94.98% of the common stock of CCPI Holdings at June 30, 2014.
The following dividends were declared and paid from CCPI to CCPI Holdings and recorded as dividend income by CCPI Holdings:

December 13, 2012 to June 30, 2013	$—
July 1, 2013 to June 30, 2014	500
The following cash distributions were declared and paid from CCPI to CCPI Holdings and recorded as a return of capital by CCPI Holdings:

December 13, 2012 to June 30, 2013	$795
July 1, 2013 to June 30, 2014	1,265
The following dividends were paid from CCPI Holdings to Prospect and recognized by Prospect as dividend income:

December 13, 2012 to June 30, 2013	$—
July 1, 2013 to June 30, 2014	500
All amounts recorded as dividends were paid from earnings and profits of the company paying the dividend.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

The following interest income was accrued and subsequently paid from CCPI Holdings to Prospect for interest due and recognized by Prospect as interest income:

December 13, 2012 to June 30, 2013	$642
July 1, 2013 to June 30, 2014	906
At June 30, 2013 and June 30, 2014, $135 and $4 of interest recognized above had not yet been paid by CCPI Holdings to Prospect and was included by Prospect within interest receivable, respectively.
The following payment-in-kind interest was capitalized in the senior secured note to CCPI Holdings and recorded as interest income by Prospect:

December 13, 2012 to June 30, 2013	$159
July 1, 2013 to June 30, 2014	557
The following interest income was accrued and subsequently paid from CCPI to Prospect for interest due and recognized by Prospect as interest income:

December 13, 2012 to June 30, 2013	$991
July 1, 2013 to June 30, 2014	1,822
The following payment-in-kind interest was capitalized in the senior secured note to CCPI and recorded as interest income by Prospect:

July 1, 2013 to June 30, 2014	$27
The following royalty payments were paid from CCPI Holdings to Prospect and recognized by Prospect as other income:

December 13, 2012 to June 30, 2013	$32
July 1, 2013 to June 30, 2014	71
The following cash payments from CCPI to Prospect were recorded as repayments of loans receivable by Prospect:

December 13, 2012 to June 30, 2013	$225
July 1, 2013 to June 30, 2014	562
The following managerial assistance payments were paid from CCPI to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

December 13, 2012 to June 30, 2013	$132
July 1, 2013 to June 30, 2014	240
At June 30, 2013 and June 30, 2014, $60 and $60 of managerial assistance had been received by Prospect from CCPI Holdings and had not yet been paid to Prospect Administration, respectively. These amounts were included by Prospect in Due to Prospect Administration on the respective Consolidated Statement of Assets and Liabilities (no income was recognized by Prospect).
The following payments were paid from CCPI Holdings to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to CCPI Holdings (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable to Prospect Administration resulting in a reduction of the overhead allocation from Prospect Administration):

December 13, 2012 to June 30, 2013	$215
July 1, 2013 to June 30, 2014	249

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

The following amounts were due from CCPI Holdings to Prospect for reimbursement of expenses and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities (no income was recognized by Prospect):

June 30, 2013	$—
June 30, 2014	10
At June 30, 2013, Prospect had a $119 payable to CCPI Holdings for reimbursement in excess of expenses which was subsequently utilized to pay other expenses by Prospect on behalf of CCPI Holdings.
CP Holdings of Delaware LLC
Prospect owns 100% of the equity of CP Holdings of Delaware LLC. (“CP Holdings”). CP Holdings owns 82.9% of the equity of CP Energy Services Inc. (“CP Energy”), and the remaining 17.1% of the equity is owned by CP Energy management. CP Energy owns directly or indirectly 100% of each of CP Well Testing Services, LLC (“CP Well Testing”), CP Well Testing, LLC (“CP Well”), Fluid Management Services, Inc., Fluid Management Services LLC, Wright Transport, Inc., Wright Foster Disposals, LLC, Foster Testing Co, Inc., ProHaul Transports, LLC, Artexoma Logistics, LLC, Wright Trucking, Inc. CP Energy provides oilfield flowback services and fluid hauling and disposal services through its subsidiaries.
On October 3, 2012, Prospect initially made a $21,500 senior secured debt investment in CP Well. As part of the transaction, Prospect received $430 of structuring fees from CP Well (which was recognized by Prospect as structuring fee income) and $7 was paid by CP Well to Prospect Administration for legal services provided by attorneys at Prospect Administration.
On August 2, 2013, Prospect invested $94,014 (including 1,918,342 unregistered shares of Prospect common stock at a fair value of $21,006) to support the recapitalization of CP Energy where Prospect acquired a controlling interest in CP Energy.
On August 2, 2013, Prospect invested $12,741 into CP Holdings to purchase 100% of the common stock in CP Holdings. The proceeds were used by CP Holdings to purchase 82.9% of the common stock in CP Energy for $12,135 and pay $606 of legal services provided by attorneys at Prospect Administration.
On August 2, 2013, Prospect made a senior secured debt investment of $22,500 in CP Well Testing. Proceeds were used by CP Well Testing to partially fund the recapitalization of CP Energy and pay $450 of structuring fees from CP Well Testing to Prospect (which was recognized by Prospect as structuring fee income).
On August 2, 2013, Prospect made an additional senior secured debt investment of $58,773 in CP Energy. CP Energy also received $2,505 management co-investment in exchange for 17.1% of CP Energy common stock. Total proceeds received at CP Well Testing and CP Energy of $95,913 (including the $12,135 of equity financing from CP Holdings mentioned above) were used to purchase 100% of the equity interests in CP Well Testing Holding Company, LLC and Fluid Management Holdings, Inc. (subsequently renamed CP Well Testing and Fluid Management Services, LLC) for a combined $70,423, to repay the principal, interest and fees of $19,803 on the loan previously outstanding from Prospect to CP Well, pay $1,414 of structuring fees from CP Energy to Prospect (which was recognized by Prospect as structuring fee income), $823 of third-party expenses and $3,000 was retained by CP Energy as working capital.
On October 11, 2013, Prospect made a $746 follow-on investment in CP Holdings to fund equity into CP Energy and made an additional senior secured loan to CP Energy of $5,100. Management invested an additional $154 of equity in CP Energy, and the percentage ownership of CP Energy did not change. Total proceeds of $6,000 were used to purchase flowback equipment and expand the CP Well operations in West Texas.
On December 26, 2013, Prospect made an additional $1,741 follow-on investment in CP Holdings to fund equity into CP Energy and made an additional senior secured loan to CP Energy of $11,900. Management invested an additional $359 of equity in CP Energy, and the percentage ownership of CP Energy did not change. Total proceeds of $14,000 were used to purchase additional equipment.
On April 1, 2014, Prospect made new loans to CP Well, ProHaul Transports, LLC Wright Trucking, Inc. and Foster Testing Co, Inc. as co-borrowers, two first lien loans in the amount of $11,035 and $72,238 and a second lien loan in the amount of $15,000. The proceeds of these loans were used to repay CP Well Testing’s senior secured term loan and CP Energy’s senior secured term loan from Prospect. CP Holdings continues to own 82.9% of the equity of CP Energy at June 30, 2014.
The following interest income was accrued and subsequently paid from CP Energy to Prospect and recognized by Prospect as interest income:

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

August 2, 2013 to June 30, 2014	$8,083
The following interest income was accrued and subsequently paid from CP Well Testing to Prospect and recognized by Prospect as interest income:

August 2, 2013 to June 30, 2014	$1,657
The following interest income was accrued and subsequently paid from CP Well to Prospect and recognized by Prospect as interest income:

April 1, 2014 to June 30, 2014	$4,118
At June 30, 2014, $45 of interest recognized above had not yet been paid by CP Well to Prospect and was included by Prospect within interest receivable.
The following managerial assistance payments were paid from CP Energy to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2013 to June 30, 2014	$275
The following amounts were due from Prospect to Prospect Administration for managerial assistance for CP Well for which Prospect received payment on behalf of Prospect Administration (no direct income was recognized by Prospect):

June 30, 2014	$75
The following payments were paid from CP Holdings to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to CP Holdings (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable to Prospect Administration resulting in a reduction of the overhead allocation from Prospect Administration):

July 1, 2013 to June 30, 2014	$609
Credit Central Loan Company, LLC
Prospect owns 100% of the equity of Credit Central Holdings of Delaware, LLC (“Credit Central Delaware”). Credit Central Delaware owns 74.75% of the equity of Credit Central Holdings, LLC (“Credit Central”), with entities owned by Credit Central management owning the remaining 25.25% of the equity. Credit Central owns 100% of each of Credit Central, LLC, Credit Central South, LLC, Credit Central of Texas, LLC, and Credit Central of Tennessee, LLC. Credit Central is a branch-based provider of installment loans.
On December 28, 2012, Prospect initially made a $47,663 investment (including the fair value of 897,906 common shares of Prospect for $9,581 on that date, which were included in the purchase cost paid to acquire Credit Central) in Credit Central Delaware, of which $38,082 was a Senior Secured Revolving Credit Facility and $9,581 to purchase the membership interests of Credit Central Delaware. The proceeds were partially utilized to purchase 74.75% of Credit Central’s membership interests for $43,293. The remaining proceeds were used to pay $1,440 of structuring fees from Credit Central Delaware to Prospect (which was recognized by Prospect as structuring fee income), $638 for third party expenses, $292 for legal services provided by attorneys at Prospect Administration and $2,000 was retained by Credit Central Delaware for working capital. On March 28, 2014, Prospect funded an additional $2,500 ($2,125 to the Senior Secured Revolving Credit Facility and $375 to purchase additional membership interests of Credit Central Delaware) which was utilized by Credit Central Delaware to pay a $2,000 dividend to Prospect and $500 was retained by Credit Central Delaware for working capital.
On June 26, 2014, Prospect made a new $36,333 second lien term loan to Credit Central. Credit Central then distributed this amount to Credit Central Delaware as a return of capital which was used to pay down the Senior Secured Revolving Credit Facility from Credit Central Delaware by the same amount. The remaining amount of the Senior Secured Revolving Credit Facility, $3,874, was then converted to additional membership interests in Credit Central Delaware. Effective June 26, 2014, Credit Central Holdings, LLC was renamed Credit Central Loan Company, LLC (continues as “Credit Central”). Credit Central Delaware continues to own 74.75% of the equity of Credit Central at June 30, 2014.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

The following dividends were declared and paid from Credit Central to Credit Central Delaware and recorded as dividend income by Credit Central Delaware:

December 28, 2012 to June 30, 2013	$4,796
July 1, 2013 to June 30, 2014	10,431
The following cash distributions were declared and paid from Credit Central to Credit Central Delaware and recorded as a return of capital by Credit Central Delaware:

July 1, 2013 to June 30, 2014	$36,333
The following interest payments were paid from Credit Central Delaware to Prospect and recognized by Prospect as interest income:

December 28, 2012 to June 30, 2013	$3,893
July 1, 2013 to June 30, 2014	7,845
The following royalty payments were paid from Credit Central Delaware to Prospect and recognized by Prospect as other income:

December 28, 2012 to June 30, 2013	$240
July 1, 2013 to June 30, 2014	521
The following dividends were paid from Credit Central Delaware to Prospect and recognized by Prospect as dividend income:

July 1, 2013 to June 30, 2014	$4,841
All dividends were paid from earnings and profits of the company paying the dividend.
The following managerial assistance payments were paid from Credit Central to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

December 28, 2012 to June 30, 2013	$350
July 1, 2013 to June 30, 2014	700
The following payments were paid from Credit Central Delaware to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Credit Central Delaware (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the expenses of Prospect Administration resulting in a reduction of the overhead allocation from Prospect Administration):

December 28, 2012 to June 30, 2013	$292
July 1, 2013 to June 30, 2014	131
The following amounts were due from Credit Central Delaware to Prospect for interest and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities:

June 30, 2013	$—
June 30, 2014	20
The following amounts were due from Credit Central Delaware to Prospect for reimbursement of expenses and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities:

June 30, 2013	$17
June 30, 2014	—

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

The following amounts were due to Credit Central Delaware from Prospect for reimbursement of expenses and included by Prospect within other liabilities on the respective Consolidated Statement of Assets and Liabilities:

June 30, 2013	$—
June 30, 2014	38
The following amounts were due from Prospect to Prospect Administration for reimbursement for legal, tax and portfolio level accounting services provided directly to Credit Central Delaware for which Prospect received payment on behalf of Prospect Administration (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the expenses of Prospect Administration resulting in a reduction of the overhead allocation from Prospect Administration):

June 30, 2013	$175
June 30, 2014	175
Echelon Aviation LLC
Prospect owns 100% of the membership interests of Echelon Aviation, LLC (“Echelon”). Echelon owns 60.7% of the equity of AerLift Leasing Limited (“AerLift”).
On March 31, 2014, Prospect initially made a $92,628 investment in Echelon, of which $78,521 was a Senior Secured Revolving Credit Facility and $14,107 to purchase the membership interests of Echelon. The proceeds were partially utilized to purchase 60.7% of AerLift’s membership interests for $83,657. The remaining proceeds were used to pay $2,771 of structuring fees from Echelon to Prospect (which was recognized by Prospect as structuring fee income), $540 for third party expenses, $664 for legal and tax services provided by Prospect Administration and $4,996 was retained by Echelon for working capital.
The following interest income was accrued and subsequently paid from Echelon to Prospect for interest due from Echelon and recognized by Prospect as interest income and included by Prospect within interest receivable:

March 31, 2014 to June 30, 2014	$2,809
The following amounts were due from Echelon to Prospect for reimbursement of expenses paid by Prospect on behalf of Echelon and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities (no income was recognized by Prospect):

June 30, 2014	$78
The following payments were paid from Echelon to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Echelon (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the expenses of Prospect Administration resulting in a reduction of the overhead allocation from Prospect Administration):

March 31, 2014 to June 30, 2014	$664
Energy Solutions Holdings Inc.
As of June 30, 2014, Prospect owns 100% of the equity of Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings Inc.) (“Energy Solutions”). Energy Solutions owns 100% of each of Change Clean Energy Holdings, LLC (“Change Clean”), Freedom Marine Solutions Holdings, LLC (“Freedom Marine”) and Yatesville Coal, LLC (“Yatesville”). Freedom Marine owns 100% of each of Vessel Holdings, LLC ("Vessel"), Vessel Holdings II, LLC (“Vessel II”) and Vessel Holdings III, LLC (“Vessel III”). Yatesville owns 100% of North Fork Collieries, LLC. Change Clean owns 100% of Change Clean Energy, LLC, Down East Power Company, LLC and 50.1% of BioChips LLC. Energy Solutions owns interests in companies operating in the energy sector. These include companies operating offshore supply vessels, ownership of a non-operating biomass electrical generation plant and several coal mines. Energy Solutions subsidiaries formerly owned interests in gathering and processing business in east Texas. As of July 1, 2011, the cost basis of our investment in Energy Solutions, including debt and equity, was $42,003.
In December 2011, Prospect completed a reorganization of Gas Solutions Holdings Inc. renaming the company Energy Solutions and transferring ownership of other operating companies owned by Prospect and operating within the energy industry. As part of the reorganization, Prospect transferred our debt and equity interests with cost basis of $2,540 in Change Clean Energy

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

Holdings, Inc., Change Clean Energy, Inc., $12,504 in Freedom Marine Holdings, Inc. and $1,449 of Yatesville Coal Holdings, Inc. to Change Clean, Freedom Marine, and Yatesville, respectively. Each of these entities is wholly owned (directly or indirectly) by Energy Solutions.
On December 28, 2011, Prospect made a follow-on $1,250 equity investment in Energy Solutions and a $3,500 debt investment in Vessel, a subsidiary of Freedom Marine. On November 25, 2013, Prospect restructured our investment in Freedom Marine. The $12,504 subordinated secured loan to Jettco Marine Services, LLC, a subsidiary of Freedom Marine, was replaced with a senior secured note to Vessel II, a new subsidiary of Freedom Marine. On December 3, 2013, Prospect made a $16,000 senior secured investment in Vessel III, a new subsidiary of Freedom Marine. Overall, the restructuring of our investment in Freedom Marine provided approximately $16,000 net new senior secured debt financing to support the acquisition of two new vessels. Prospect received $2,480 of structuring fees from Energy Solutions related to the Freedom Marine restructuring which was recognized as other income.
On November 28, 2012 and January 1, 2014, Prospect received $475 and $25 of litigation settlement proceeds related to Change Clean and recorded a reduction in our equity investment cost basis for Energy Solutions, respectively.
On January 4, 2012, Energy Solutions sold its gas gathering and processing assets held in Gas Solutions Ltd. (“Gas Solutions”) for a sale price of $199,805, adjusted for the final working capital settlement, including a potential earnout of $28,000 that may be paid based on the future performance of Gas Solutions. Through June 30, 2014, Prospect has not accrued income for any portion of the $28,000 potential payment. After expenses, including structuring fees of $9,966 paid to us, and $3,152 of third-party expenses, Gas Solutions LP LLC and Gas Solutions GP LLC, subsidiaries of Gas Solutions, received $157,100 and $1,587 in cash, respectively, subsequently distributed these amounts, $158,687 in total, to Energy Solutions. The sale of Gas Solutions by Energy Solutions resulted in significant earnings and profits, as defined by the Internal Revenue Code, at Energy Solutions for calendar year 2012. As a result, 2012 distributions from Energy Solutions to us were required to be recognized as dividend income, in accordance with ASC 946, as there were current year earnings and profits sufficient to support such recognition.
In June, 2014, Freedom Marine Services Holdings, LLC was renamed Freedom Marine Solutions, LLC (continues as “Freedom Marine”), Vessel Holdings, LLC was renamed Vessel Company, LLC (continues as “Vessel”), Vessel Holdings II, LLC was renamed Vessel Company II, LLC (continues as “Vessel II”), Vessel Holdings III, LLC was renamed Vessel Company III, LLC (continues as “Vessel III”), Yatesville Coal Holdings, LLC was renamed Yatesville Coal Company, LLC (continues as “Yatesville”) and Change Clean Energy Holdings, LLC was renamed change Clean Energy Company, LLC (continues as “Change Clean”). Energy Solutions continues to own 100% of all entities as of June 30, 2014.
The following dividends were declared and paid from Energy Solutions to Prospect and recorded as dividend income by Prospect:

July 1, 2011 to June 30, 2012	$47,850
July 1, 2012 to June 30, 2013	53,820
July 1, 2013 to June 30, 2014	—
All dividends were paid from earnings and profits of Energy Solutions.
The following cash payments from Energy Solutions to Prospect were recorded as a repayment of loan receivable by Prospect:

July 1, 2011 to June 30, 2012	$—
July 1, 2012 to June 30, 2013	28,500
July 1, 2013 to June 30, 2014	8,500
The following interest income, including prepayment penalty fees, was accrued and subsequently paid from Energy Solutions to Prospect for interest due and recognized by Prospect as interest income:

July 1, 2011 to June 30, 2012	$6,771
July 1, 2012 to June 30, 2013	24,172
July 1, 2013 to June 30, 2014	5,368
At June 30, 2013, $23 of interest recognized above had not yet been paid by Energy Solutions to Prospect and was included by Prospect within interest receivable.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

The following interest income was accrued and subsequently paid from Vessel to Prospect for interest due and recognized by Prospect as interest income:

July 1, 2011 to June 30, 2012	$326
July 1, 2012 to June 30, 2013	637
July 1, 2013 to June 30, 2014	641
At June 30, 2014, $2 of interest recognized above had not yet been paid by Vessel to Prospect and was included by Prospect within interest receivable.
The following interest payments were paid from Vessel II to Prospect and recognized by Prospect as interest income:

July 1, 2011 to June 30, 2012	$—
July 1, 2012 to June 30, 2013	—
July 1, 2013 to June 30, 2014	1,023
At June 30, 2014, $5 of interest recognized above had not yet been paid by Vessel II to Prospect and was included by Prospect within interest receivable.
The following interest payments were paid from Vessel III to Prospect and recognized by Prospect as interest income:

July 1, 2011 to June 30, 2012	$—
July 1, 2012 to June 30, 2013	—
July 1, 2013 to June 30, 2014	1,213
At June 30, 2014, $6 of interest recognized above had not yet been paid by Vessel III to Prospect and was included by Prospect within interest receivable.
The following amounts were due from Energy Solutions to Prospect for reimbursement of expenses and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities (no income was recognized by Prospect):

June 30, 2012	$45
June 30, 2013	—
June 30, 2014	—
The following managerial assistance payments were paid from Energy Solutions to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2011 to June 30, 2012	$180
July 1, 2012 to June 30, 2013	180
July 1, 2013 to June 30, 2014	180
The following amounts were due from Prospect to Prospect Administration for reimbursement of managerial assistance payments for which Prospect received payment on behalf of Prospect Administration (no direct income was recognized by Prospect):

June 30, 2012	$—
June 30, 2013	45
June 30, 2014	45
The following payments were paid from Energy Solutions to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Energy Solutions (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

July 1, 2011 to June 30, 2012	$—
July 1, 2012 to June 30, 2013	119
July 1, 2013 to June 30, 2014	38

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

First Tower Finance Company LLC
Prospect owns 100% of the equity of First Tower Holdings of Delaware, LLC (“First Tower Delaware”). First Tower Delaware owns 80.1% of First Tower Finance Company LLC (“First Tower Finance”). First Tower Finance owns 100% of First Tower, LLC (“First Tower”), a multiline specialty finance company.
On June 15, 2012, Prospect made a $287,953 investment (including 14,518,207 common shares of Prospect at a fair value of $160,571) in First Tower Delaware, of which $244,760 was a Senior Secured Revolving Credit Facility and $43,193 of membership interest in First Tower Delaware. $282,968 of the proceeds were utilized by First Tower Delaware to purchase 80.1% of the membership interests in First Tower Finance. The remaining proceeds at First Tower Delaware were used to pay $4,038 of structuring fees from First Tower Delaware to Prospect (which was recognized by Prospect as structuring fee income), $940 of legal services provided by attorneys at Prospect Administration, and $7 of third party expenses. Prospect received an additional $4,038 of structuring fees from First Tower (which was recognized by Prospect as structuring fee income). Management purchased the additional 19.9% of First Tower Finance common stock for $70,300. The combined proceeds received by First Tower Finance of $353,268 ($282,968 equity financing from First Tower Delaware mentioned above and $70,300 equity financing from management) were used to purchase 100% of the common stock of First Tower for $338,042, pay $11,188 of third-party expenses and $4,038 of structuring fees from First Tower mentioned above (which was recognized by Prospect as structuring fee income).
On October 18, 2012, Prospect made an additional $20,000 investment through the Senior Secured Revolving Credit Facility, $12,008 of which was invested by First Tower Delaware in First Tower Finance as equity and $7,992 of which was retained by First Tower Delaware as working capital. On December 30, 2013, Prospect funded an additional $10,000 into First Tower Delaware, $8,500 through the Senior Secured Revolving Credit Facility and $1,500 through the purchase of additional membership interests in First Tower Delaware. $8,000 of the proceeds were utilized by First Tower Delaware to pay structuring fees to Prospect for the renegotiation and expansion of First Tower’s third-party revolver, and $2,000 of the proceeds were retained by First Tower Delaware for working capital.
On June 24, 2014, Prospect made a new $251,246 second lien term loan to First Tower. First Tower distributed this amount to First Tower Finance, which distributed this amount to First Tower Delaware as a return of capital. First Tower Delaware used the distribution to partially pay down the Senior Secured Revolving Credit Facility. The remaining $23,712 of the Senior Secured Revolving Credit Facility was then converted to additional membership interests held by Prospect in First Tower Delaware.
The following dividends were declared and paid from First Tower Finance to First Tower Delaware and recognized as dividend income by First Tower Delaware:

June 15, 2012 to June 30, 2012	$—
July 1, 2012 to June 30, 2013	48,520
July 1, 2013 to June 30, 2014	50,976
All dividends were paid from earnings and profits of First Tower Finance.
The following cash distributions were declared and paid from First Tower Finance to First Tower Delaware and recognized as a return of capital by First Tower Delaware:

June 15, 2012 to June 30, 2012	$—
July 1, 2012 to June 30, 2013	7,614
July 1, 2013 to June 30, 2014	—
The following interest income was accrued and paid from First Tower Delaware to Prospect for interest due and recognized by Prospect as interest income:

June 15, 2012 to June 30, 2012	$2,312
July 1, 2012 to June 30, 2013	52,476
July 1, 2013 to June 30, 2014	51,791
At June 30, 2013, $147 of interest recognized above had not yet been paid by First Tower Delaware to Prospect and was included by Prospect within interest receivable.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

The following interest income was accrued and paid from First Tower to Prospect for interest due and recognized by Prospect as interest income:

June 15, 2012 to June 30, 2012	$—
July 1, 2012 to June 30, 2013	—
July 1, 2013 to June 30, 2014	831
At June 30, 2014, $119 of interest recognized above had not yet been paid by First Tower to Prospect and was included by Prospect within interest receivable.
The following payment-in-kind interest was capitalized in the Senior Secured Revolving Credit Facility to First Tower Delaware and recognized as interest income by Prospect:

December 13, 2012 to June 30, 2013	$—
July 1, 2013 to June 30, 2014	1,698
The following royalty payments were paid from First Tower Delaware to Prospect and recognized by Prospect as other income:

June 15, 2012 to June 30, 2012	$—
July 1, 2012 to June 30, 2013	2,416
July 1, 2013 to June 30, 2014	2,560
The following managerial assistance payments were paid from First Tower Finance to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

June 15, 2012 to June 30, 2012	$—
July 1, 2012 to June 30, 2013	1,920
July 1, 2013 to June 30, 2014	3,000
At June 30, 2013 and 2014, $600 and $600 of managerial assistance recognized above had not yet been paid by First Tower Finance to Prospect and was included by Prospect within Due to Prospect Administration, respectively.
The following payments were paid from First Tower Delaware to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to First Tower Delaware (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

June 15, 2012 to June 30, 2012	$940
July 1, 2012 to June 30, 2013	—
July 1, 2013 to June 30, 2014	243
The following amounts were due from First Tower Delaware to Prospect for reimbursement of expenses paid by Prospect on behalf of First Tower Delaware and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities:

June 30, 2013	$42
June 30, 2014	37
Gulf Coast Machine & Supply Company
Prospect owns 100% of the preferred equity of Gulf Coast Machine & Supply Company (“Gulf Coast”). Gulf Coast is a provider of value-added forging solutions to energy and industrial end markets.
On October 12, 2012, Prospect initially made a $42,000 first lien term loan to Gulf Coast, of which $840 was used to pay structuring fees from Gulf Coast to Prospect (which was recognized by Prospect as structuring fee income).

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

On November 8, 2013, Gulf Coast issued $25,950 of convertible preferred stock to Prospect (representing 99.9% of the voting securities of Gulf Coast) in exchange for crediting the same amount to the first lien term loan previously outstanding, leaving a first lien loan balance of $15,000. On November 29, 2013 and December 16, 2013, Prospect provided an additional $1,000 and $1,500, respectively, to fund working capital needs, increasing the first lien loan balance to $17,500.
The following interest income was accrued and subsequently paid from Gulf Coast to Prospect for interest due and recognized by Prospect as interest income:

November 8, 2013 to June 30, 2014	$1,449
At June 30, 2014, $6 of interest recognized above had not yet been paid by Gulf Coast to Prospect and was included by Prospect within interest receivable.
The following amounts were due from Gulf Coast to Prospect for reimbursement of expenses paid by Prospect on behalf of Gulf Coast and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities (no income recognized by Prospect):

November 8, 2013 to June 30, 2014	$342
The following payments were paid from Gulf Coast to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Gulf Coast (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

November 8, 2013 to June 30, 2014	$4
Harbortouch Holdings of Delaware Inc.
Prospect owns 100% of the equity of Harbortouch Holdings of Delaware Inc. (“Harbortouch Delaware”). Harbortouch Delaware owns 100% of the Class C voting units of Harbortouch Payments, LLC (“Harbortouch”), which provide for a 53.5% residual profits allocation. Harbortouch management owns 100% of the Class B and D voting units of Harbortouch, which provide for a 46.5% residual profits allocation. Harbortouch owns 100% of Credit Card Processing USA, LLC. Harbortouch is a provider of transaction processing services and point-of sale equipment used by merchants across the United States.
On March 31, 2014, Prospect made a $147,898 investment (including 2,306,294 common shares of Prospect at a fair value of $24,908) in Harbortouch Delaware. Of this amount, $123,000 was loaned in exchanged for a subordinated note and $24,898 was an equity contribution. Harbortouch Delaware utilized $137,972 to purchase 100% of the Harbortouch Class A voting preferred units which provided an 11% preferred return and a 53.5% interest in the residual profits. Harbortouch Delaware used the remaining proceeds to pay $4,920 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,761 for legal services provided by attorneys at Prospect Administration and $3,245 was retained by Harbortouch Delaware for working capital. Additionally, on March 31, 2014, Prospect provided Harbortouch a senior secured loan of $130,796. Prospect received a structuring fee of $2,616 from Harbortouch (which was recognized by Prospect as structuring fee income).
On April 1, 2014, Prospect made a new $137,226 senior secured term loan to Harbortouch. Harbortouch then distributed this amount to Harbortouch Delaware as a return of capital which was used to pay down the $123,000 senior secured note from Harbortouch Delaware to Prospect. The remaining $14,226 was distributed to Prospect as a return of capital of Prospect’s equity investment in Harbortouch Delaware. Harbortouch Delaware continues to own 100% of Harbortouch’s Class C voting units, which provide for a 53.5% residual profits allocation from Harbortouch at June 30, 2014.
The following interest income was accrued and subsequently paid from Harbortouch Delaware to Prospect for interest due and recognized by Prospect as interest income:

March 31, 2014 to June 30, 2014	$55
The following interest income was accrued and subsequently paid from Harbortouch to Prospect for interest due and recognized by Prospect as interest income:

March 31, 2014 to June 30, 2014	$6,825

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

At June 30, 2014, $1,962 of interest recognized above had not yet been paid by Harbortouch Delaware to Prospect and was included by Prospect within interest receivable.
The following managerial assistance payments were paid from Harbortouch to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

March 31, 2014 to June 30, 2014	$125
At June 30, 2014, this amount was included by Prospect in Due to Prospect Administration on the respective Consolidated Statement of Assets and Liabilities.
The following payments were paid from Harbortouch Delaware to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Harbortouch Delaware (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

March 31, 2014 to June 30, 2014	$1,761
The Healing Staff, Inc.
Prospect owns 100% of the equity of The Healing Staff, Inc. (“THS”). Prospect owns 100% of the equity of Vets Securing America, Inc. (“VSA”), which is operated by THS management. VSA provides out-sourced security guards staffing.
As of July 1, 2011, the cost basis of Prospect’s investment in THS and VSA, including debt and equity, was $18,220. During the year ended June 30, 2012, Prospect made follow-on secured debt investments of $773 in THS to support the ongoing operations of THS and VSA. In October 2011, Prospect sold a previously acquired building from ESA for $894. In early May 2012, Prospect made short-term secured debt investments of $118 and $42 to support the operations of THS and VSA, respectively, which was repaid in early June 2012. In January 2012, Prospect received $2,250 towards a litigation settlement. The proceeds from both of these transactions were used to reduce the outstanding loan by $3,144.
In May 2012, in connection with the implementation of accounts receivable based funding programs for THS and VSA with a third party provider, Prospect agreed to subordinate Prospect’s first priority security interest in all of the accounts receivable and other assets of THS and VSA to the third party provider of that accounts receivable based funding.
During the three months ended December 31, 2012, Prospect determined that the impairment of THS and VSA was other-than-temporary and decreased Prospect’s cost basis by $12,834 and recorded a realized loss of $12,117 for the amount that the amortized cost exceeded the fair market value.
Manx Energy, Inc.
As of June 30, 2014, Prospect owns 41% of the equity of Manx Energy Inc. (“Manx”). Manx was formed on January 19, 2010 for the purpose of rolling up the assets of existing Prospect portfolio companies, Coalbed, LLC (“Coalbed”), Appalachian Energy, LLC (“AEH”) and Kinley Exploration LLC. The three companies were combined under new common management.
On January 19, 2010, Prospect made a $2,800 investment at closing to Manx to provide for working capital. On the same date, Prospect exchanged $2,100 and $4,500 of the loans to AEH and Coalbed, respectively, for Manx preferred equity, and Prospect’s AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring, and Prospect continued to fully reserve any income accrued for Manx. On October 15, 2010 and May 26, 2011, Prospect increased its loan to Manx in the amount of $500 and $250, respectively, to provide additional working capital. As of June 30, 2011, the cost basis of Prospect’s investment in Manx, including debt and equity, was $19,019.
On June 30, 2012, AEH and Coalbed loans held by Manx with a cost basis of $7,991 were removed from Manx and contributed by Prospect to Wolf Energy Holdings Inc., a separate holding company wholly owned by Prospect. On June 30, 2013, Prospect determined the remaining debt and equity investment in Manx was other-than-temporarily impaired and wrote-off $10,528 of the investment cost basis, leaving a cost basis in the remaining debt balance of $500.
The following principal payments were paid from Manx to Prospect and recorded by Prospect as return of capital (no income was recognized by Prospect):

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

July 1, 2011 to June 30, 2012	$—
July 1, 2012 to June 30, 2013	—
July 1, 2013 to June 30, 2014	450
MITY Holdings of Delaware Inc.
Prospect owns 100% of the equity of Mity Holdings of Delaware, Inc. (“Mity Delaware”). Mity Delaware holds 94.99% of the equity of Mity Enterprises, Inc. (“Mity”), with management of Mity owning the remaining 5.01% of the equity of Mity. Mity owns 100% of each of Mity-Lite, Inc. (“Mity-Lite”), Broda Enterprises USA, Inc. (“Broda USA”) and Broda Canada ULC (“Broda Canada”). Mity is a designer, manufacturer and seller of multipurpose room furniture and specialty healthcare seating products.
On September 19, 2013, Prospect made a $29,735 investment in Mity Delaware, of which $22,792 was a senior secured debt to Mity Delaware and $6,943 was a capital contribution to the equity of Mity Delaware. The proceeds were partially utilized to purchase 97.7% of Mity common stock for $21,027. The remaining proceeds were used to issue a $7,200 note from Broda Canada to Mity Delaware, pay $684 of structuring fees from Mity Delaware to Prospect (which was recognized by Prospect as structuring fee income), $311 for legal services provided by attorneys employed by Prospect Administration and $513 was retained by Mity Delaware for working capital.
On September 19, 2013, Prospect made an additional $18,250 senior secured debt investment in Mity. The proceeds were used to repay existing third-party indebtedness, pay $365 of structuring fees from Mity to Prospect (which was recognized by Prospect as structuring fee income), $1,143 of third party expenses and $2,580 was retained by Mity for working capital. Members of management of Mity purchased additional shares of common stock of Mity, reducing Mity Delaware’s ownership to 94.99%. Mity, Mity-Lite and Broda USA are joint borrowers on the senior secured debt of Mity.
On June 23, 2014, Prospect made a new $15,769 debt investment in Mity and Mity distributed proceeds to Mity Delaware as a return of capital. Mity Delaware used this distribution to pay down the senior secured debt of Mity Delaware to Prospect by the same amount. The remaining amount of the senior secured debt due from Mity Delaware to Prospect, $7,200, was then contributed to the capital of Mity Delaware. As a result of this transaction, Prospect held the $15,769 Mity note. Effective June 23, 2014, Mity Enterprises, Inc. was renamed Mity, Inc. (continues as “Mity”) and Broda Enterprises USA, Inc. was renamed Broda USA, Inc. (continues as “Broda”). Management shareholders of Mity made additional purchases of Mity stock such that Mity Delaware owns 94.99% of the equity of Mity at June 30, 2014.
On June 23, 2014, Prospect also extended a new $7,500 senior secured revolving facility to Mity, of which none was funded at closing.
The following dividends were declared and paid from Mity to Mity Delaware and recorded as dividend income by Mity Delaware:

September 19, 2013 to June 30, 2014	$1,628
All dividends were paid from earnings and profits of Mity.
The following interest payments were paid from Broda to Mity Delaware and recognized by Mity Delaware as interest income:

September 19, 2013 to June 30, 2014	$455
The following interest income was accrued by Prospect for interest due from Mity Delaware and recognized by Prospect as interest income:

September 19, 2013 to June 30, 2014	$3,001
At June 30, 2014, $10 of interest recognized above had not yet been paid by Mity Delaware to Prospect and was included by Prospect within interest receivable.
The following payment-in-kind interest was capitalized in the senior secured note to Mity Delaware and recorded as interest income by Prospect:

September 19, 2013 to June 30, 2014	$177

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

The following interest income was accrued by Prospect for interest due from Mity and recognized by Prospect as interest income:

September 19, 2013 to June 30, 2014	$1,515
The following managerial assistance payments were paid from Mity to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

September 19, 2013 to June 30, 2014	$150
The following payments were paid from Mity Delaware to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Mity Delaware (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

September 19, 2013 to June 30, 2014	$495
The following amounts were due from Prospect to Prospect Administration for reimbursement for legal, tax and portfolio level accounting services provided directly to Mity Delaware for which Prospect received payment on behalf of Prospect Administration (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

June 30, 2014	$75
The following amounts were due from Mity Delaware to Prospect for reimbursement of expenses and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities (no income was recognized by Prospect):

June 30, 2014	$3
At June 30, 2014, Prospect had a $8 payable to Mity Delaware for reimbursement in excess of expenses which was subsequently utilized to pay other expenses by Prospect on behalf of Mity Delaware.
Nationwide Acceptance Holdings LLC
Prospect owns 100% of the membership interests of Nationwide Acceptance Holdings, LLC (“Nationwide Holdings”). Nationwide Holdings owns 93.79% of the equity of Nationwide Acceptance, LLC (“Nationwide”), with members of Nationwide management owning the remaining 6.21% of the equity.
On January 31, 2013, Prospect initially made a $25,151 investment in Nationwide Holdings, of which $21,308 was a Senior Secured Revolving Credit Facility and $3,843 was in the form of membership interests in Nationwide Holdings. $21,885 of the proceeds were utilized to purchase 93.79% of the membership interests in Nationwide. Proceeds were also used to pay $753 of structuring fees from Nationwide Holdings to Prospect (which was recognized by Prospect as structuring fee income), $350 of third party expenses and $163 of legal services provided by attorneys at Prospect Administration. The remaining $2,000 was retained by Nationwide Holdings as working capital. On March 28, 2014, Prospect funded an additional $4,000 to Nationwide Holdings ($3,400 through the Senior Secured Revolving Credit Facility and $600 to purchase additional membership interests in Nationwide Holdings). The additional funding along with cash on hand was utilized by Nationwide Holdings to fund a $5,000 dividend to Prospect.
On June 18, 2014, Prospect made a new $14,820 second lien term loan to Nationwide. Nationwide distributed this amount to Nationwide Holdings as a return of capital. Nationwide Holdings used the distribution to pay down the Senior Secured Revolving Credit Facility. The remaining $9,888 of the Senior Secured Revolving Credit Facility was then converted to additional membership interests in Nationwide Holdings.
The following dividends were declared and paid from Nationwide to Nationwide Holdings and recorded as dividend income by Nationwide Holdings:

January 31, 2013 to June 30, 2013	$2,615
July 1, 2013 to June 30, 2014	7,074

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

The following dividends were paid from Nationwide Holdings to Prospect and recognized by Prospect as dividend income:

January 31, 2013 to June 30, 2013	$—
July 1, 2013 to June 30, 2014	5,000
All dividends were paid from earnings and profits of the company paying the dividend.
The following interest income was accrued and subsequently paid from Nationwide Holdings to Prospect for interest due and recognized by Prospect as interest income:

January 31, 2013 to June 30, 2013	$1,788
July 1, 2013 to June 30, 2014	4,322
At June 30, 2013, $12 of interest recognized above had not yet been paid by Nationwide Holdings to Prospect and was included by Prospect within interest receivable.
The following interest income was accrued and subsequently paid from Nationwide to Prospect for interest due and recognized by Prospect as interest income:

January 31, 2013 to June 30, 2013	$—
July 1, 2013 to June 30, 2014	107
At June 30, 2014, $8 of interest recognized above had not yet been paid by Nationwide to Prospect and was included by Prospect within interest receivable.
The following royalty payments were paid from Nationwide Holdings to Prospect and recognized by Prospect as other income:

January 31, 2013 to June 30, 2013	$131
July 1, 2013 to June 30, 2014	354
The following managerial assistance payments were paid from Nationwide to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

January 31, 2013 to June 30, 2013	$167
July 1, 2013 to June 30, 2014	400
At June 30, 2013 and June 30, 2014, $100 and $100 of managerial assistance had been received by Prospect from Nationwide and had not yet been paid to Prospect Administration, respectively. These amounts were included by Prospect in Due to Prospect Administration on the respective Consolidated Statement of Assets and Liabilities.
The following payments were paid from Prospect to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Nationwide Holdings (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

January 31, 2013 to June 30, 2013	$163
July 1, 2013 to June 30, 2014	—
The following payments were paid from Nationwide to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Nationwide Holdings no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

January 31, 2013 to June 30, 2013	$—
July 1, 2013 to June 30, 2014	234

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

The following amounts were due from Nationwide Holdings to Prospect for reimbursement of expenses paid by Prospect and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities (no income was recognized by Prospect):

June 30, 2013	$—
June 30, 2014	2
The following amounts were due to Nationwide Holdings from Prospect for reimbursement of expenses and included by Prospect within other liabilities on the respective Consolidated Statement of Assets and Liabilities (no income was recognized by Prospect):

June 30, 2013	$7
June 30, 2014	—
NMMB Holdings, Inc.
Prospect owns 100% of the equity of NMMB Holdings, Inc. (“NMMB Holdings”). NMMB Holdings owns 92.93% of the fully-diluted equity of NMMB, Inc. (“NMMB,” previously NMMB Acquisition, Inc.), with NMMB management owning the remaining 7.07% of the equity. NMMB owns 100% of Refuel Agency, Inc. (“Refuel Agency”). Refuel Agency owns 100% of Armed Forces Communications, Inc. (“Armed Forces”). NMMB is an advertising media buying business.
On May 6, 2011, Prospect initially made a $34,450 investment (of which $31,750 was funded at closing) in NMMB Holdings and NMMB, of which $24,250 was a senior secured term loan to NMMB, $3,000 was a senior secured revolver to NMMB (of which $300 was funded at closing), $2,800 was a senior subordinated term loan to NMMB Holdings and $4,400 to purchase 100% of the Series A Preferred Stock of NMMB Holdings. The proceeds received by NMMB were used to purchase 100% of the equity of Refuel Agency and assets related to the business for $30,069, pay $1,035 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), pay $396 for third party expenses and $250 was retained by NMMB for working capital. On May 31, 2011, NMMB repaid the $300 senior secured revolver.
During the year ended June 30, 2012, NMMB repaid $2,550 of the senior secured term loan. During the year ended June 30, 2013, NMMB repaid $5,700 of the senior secured term loan due.
On December 13, 2013, Prospect invested $8,086 for preferred equity to recapitalize NMMB Holdings. The proceeds were used by NMMB Holdings to repay in full the $2,800 outstanding under the subordinated term loan and the remaining $5,286 of proceeds from Prospect were used by NMMB Holdings to purchase preferred equity in NMMB. NMMB used the proceeds from the preferred equity issuance to pay down the senior term loan.
On June 12, 2014, Prospect made a new $7,000 senior secured term loan to Armed Forces. Armed Forces distributed this amount to Refuel Agency as a return of capital. Refuel Agency distributed this amount to NMMB as a return of capital, which was used to pay down $7,000 of NMMB’s $10,714 senior secured term loan to Prospect. As of June 30, 2014, Prospect held $3,714 of senior secured term loan NMMB and $7,000 senior secured term loan of Armed Forces. Effective June 12, 2014, NMMB Acquisition, Inc. was renamed NMMB, Inc. (continues as “NMMB”). NMMB Holdings continues to own 92.93% of the fully-diluted equity of NMMB as of June 30, 2014.
The following interest income was accrued and subsequently paid to Prospect for interest due from NMMB Holdings and recognized by Prospect as interest income:

July 1, 2011 to June 30, 2012	$428
July 1, 2012 to June 30, 2013	426
July 1, 2013 to June 30, 2014	192
At June 30, 2013, $3 of interest recognized above had not yet been paid by NMMB Holdings to Prospect and was included by Prospect within interest receivable. There was no such outstanding interest due to Prospect from NMMB Holdings as of June 30, 2014.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

The following interest income was accrued by Prospect for interest due from NMMB and recognized by Prospect as interest income:

July 1, 2011 to June 30, 2012	$3,255
July 1, 2012 to June 30, 2013	2,600
July 1, 2013 to June 30, 2014	1,859
At June 30, 2013 and 2014, $20 and $4 of interest recognized above had not yet been paid by NMMB to Prospect and was included by Prospect within interest receivable.
The following managerial assistance payments were paid from NMMB Holdings to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2011 to June 30, 2012	$361
July 1, 2012 to June 30, 2013	500
July 1, 2013 to June 30, 2014	100
At June 30, 2014, $300 of managerial assistance due had not yet been paid by NMMB Holdings to Prospect and was included by Prospect within other receivables.
The following amounts were due from Prospect to Prospect Administration for reimbursement of managerial assistance payments for which Prospect received payment on behalf of Prospect Administration (no direct income was recognized by Prospect):

June 30, 2013	$100
June 30, 2014	300
The following payments were paid from NMMB Holdings to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to NMMB Holdings (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

July 1, 2011 to June 30, 2012	$—
July 1, 2012 to June 30, 2013	12
July 1, 2013 to June 30, 2014	—
NPH Property Holdings, LLC
Prospect owns 100% of the equity of NPH Property Holdings, LLC (“NPH”). NPH owns 100% of the common equity of National Property Holdings Corp. (“NPRC”). NPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. In order to qualify as a REIT, NPRC issued 125 shares of Series A Cumulative Non-Voting Preferred Stock to 125 accredited investors. The preferred stockholders are entitled to receive cumulative dividends semi-annually at an annual rate of 12.5% and do not have the ability to participate in the management or operation of NPRC.
NPRC was formed to acquire, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. NPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties.
On December 31, 2013, APRC distributed its majority interests in five JVs holding real estate assets to APH. APH then distributed these JV interests to Prospect in a transaction characterized as a return of capital. Prospect, on the same day, contributed certain of these JV interests to NPH and the remainder to UPH (each wholly-owned subsidiaries of Prospect). Each of NPH and UPH immediately thereafter contributed these JV interests to NPRC and UPRC, respectively. The total investments in the JVs transferred to NPH and from NPH to NPRC consisted of $79,309 and $16,315 of debt and equity financing, respectively. There was no material gain or loss realized on these transactions.
On December 31, 2013, Prospect made a $10,620 investment in NPH, of which $8,800 was a Senior Term Loan and $1,820 was used to purchase additional membership interests of NPH. The proceeds were utilized by NPH to purchase additional NPRC common equity for $10,620. The proceeds were utilized by NPRC to purchase a 93.0% ownership interest in APH Carroll Bartram Park, LLC for $10,288 and to pay $113 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $219 retained by NPRC for working capital. APH Carroll Bartram Park, LLC was purchased by NPRC for $38,000

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

which included debt financing and minority interest of $28,500 and $774, respectively. The remaining proceeds were used to pay $206 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,038 of third party expenses, $5 of legal services provided by attorneys at Prospect Administration, and $304 of pre-paid assets, with $9 retained by NPRC for working capital.
Between January 7, 2014 and March 13, 2014, Prospect made a $14,000 investment in NPH, of which $11,900 was a Senior Term Loan and $2,100 was used to purchase additional membership interests of NPH. The proceeds were utilized by NPH to purchase consumer loans from a third party.
On January 31, 2014, Prospect made a $4,805 investment in NPH, of which $4,000 was a Senior Term Loan and $805 used to purchase additional membership interests of NPH. The proceeds were utilized by NPH to purchase additional NPRC common equity for $4,805. The proceeds were utilized by NPRC to purchase a 93.0% ownership interest in APH Carroll Atlantic Beach, LLC for $4,603 and to pay $52 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $150 retained by NPRC for working capital. APH Carroll Atlantic Beach, LLC was purchased by NPRC for $13,025 which included debt financing and minority interest of $9,118 and $346, respectively. The remaining proceeds were used to pay $92 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $681 of third party expenses, $7 of legal services provided by attorneys at Prospect Administration, and $182 of pre-paid assets, with $80 retained by NPRC for working capital.
Effective as of April 1, 2014, Prospect made a new $104,460 senior term loan to NPRC. NPRC then distributed this amount to NPH as a return of capital which was used to pay down the Senior Term Loan from NPH by the same amount. Effective April 1, 2014, National Property Holdings Corp. was renamed National Property REIT Corp. (continues as “NPRC”). NPH continues to own 100% of the common equity of NPRC at June 30, 2014.
Between April 3, 2014 and May 21, 2014, Prospect made an $11,000 investment in NPH and NPRC, of which $9,350 was a Senior Term Loan to NPRC and $1,650 was used to purchase additional membership interests of NPH. The proceeds were utilized by NPH to purchase additional NPRC common equity for $1,650. The proceeds were utilized by NPRC to purchase consumer loans from a third party.
The following cash distributions were declared and paid from NPRC to NPH and recorded as a return of capital by NPH:

December 31, 2013 to June 30, 2014	$106,810
The following cash distributions were declared and paid from NPRC to Prospect and recorded as a return of capital by Prospect:

December 31, 2013 to June 30, 2014	$9,900
The following interest income was accrued and subsequently paid by NPH to Prospect and recognized by Prospect as interest income:

December 31, 2013 to June 30, 2014	$2,406
The following interest income was accrued and subsequently paid by NPRC to Prospect and recognized by Prospect as interest income:

December 31, 2013 to June 30, 2014	$3,117
At June 30, 2014, $432 and $18 of interest from NPH and NPRC was capitalized payment-in-kind interest and was included by Prospect in the investment cost basis, respectively.
The following royalty payments were paid from NPH to Prospect and recognized by Prospect as other income:

December 31, 2013 to June 30, 2014	$278
The following royalty payments were paid from NPRC to Prospect and recognized by Prospect as other income:

December 31, 2013 to June 30, 2014	$288
The following managerial assistance payments were paid from NPRC to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

December 31, 2013 to June 30, 2014	$255
The following amounts were due from Prospect to Prospect Administration for managerial assistance payments for which Prospect received payment on behalf of Prospect Administration (no direct income was recognized by Prospect):

June 30, 2014	$128
The following amounts were due from NPH to Prospect for reimbursement of expenses paid by Prospect on behalf of NPH and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities:

June 30, 2014	$7
R-V Industries, Inc.
As of July 1, 2011 and continuing through June 30, 2014, Prospect owns 88.27% of the fully-diluted equity of R-V Industries, Inc. (“R-V”), with R-V management owning the remaining 11.73% of the equity. As of June 30, 2011, Prospect’s equity investment cost basis was $1,682 and $5,087 for warrants and common stock, respectively.
On November 30, 2012, Prospect made a $9,500 second lien term loan to R-V and R-V received an additional $4,000 of senior secured financing from a third-party lender. The combined $13,500 of proceeds was partially utilized by R-V to pay a dividend to its common stockholders in an aggregate amount equal to $13,288 (including $11,073 to Prospect recognized by Prospect as a dividend). The remaining proceeds were used by R-V to pay $142 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $47 for third party expenses and $23 for legal services provided by attorneys at Prospect Administration.
On June 12, 2013, Prospect provided an additional $23,250 to the second lien term loan to R-V. The proceeds were partially utilized by R-V to pay a dividend to the common stockholders in an aggregate amount equal to $15,000 (including $13,240 dividend to Prospect). The remaining proceeds were used to pay off $7,835 of outstanding debt due from R-V to a third-party, $11 for legal services provided by attorneys at Prospect Administration and $404 was retained by R-V for working capital. On February 28, 2014, R-V repaid $2,339 of the second lien term loan due to Prospect.
The following dividends were paid from R-V to Prospect and recognized by Prospect as dividend income:

July 1, 2011 to June 30, 2012	$283
July 1, 2012 to June 30, 2013	24,462
July 1, 2013 to June 30, 2014	1,100
All dividends were paid from earnings and profits of R-V.
The following income was accrued and subsequently paid from R-V to Prospect and recognized by Prospect as interest income:

July 1, 2011 to June 30, 2012	$—
July 1, 2012 to June 30, 2013	781
July 1, 2013 to June 30, 2014	3,188
The following amounts were due from R-V to Prospect for interest and included by Prospect within interest receivable on the respective Consolidated Statement of Assets and Liabilities:

June 30, 2012	$—
June 30, 2013	27
June 30, 2014	—
The following managerial assistance payments were paid from R-V to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

July 1, 2011 to June 30, 2012	$174
July 1, 2012 to June 30, 2013	180
July 1, 2013 to June 30, 2014	180

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

The following amounts were due from Prospect to Prospect Administration for reimbursement of managerial assistance payments for which Prospect received payment on behalf of Prospect Administration (no direct income was recognized by Prospect):

June 30, 2012	$45
June 30, 2013	15
June 30, 2014	45
The following payments were paid from R-V to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to R-V (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

July 1, 2011 to June 30, 2012	$—
July 1, 2012 to June 30, 2013	37
July 1, 2013 to June 30, 2014	—
STI Holding, Inc.
Prospect owns 100% of the equity of STI Holding, Inc. (“STI”), which owns 100% of the equity of Borga, Inc. (“Borga”). Borga manufactures pre-engineered metal buildings and components for the agricultural and light industrial markets.
On May 6, 2005, Patriot Capital Funding, Inc. (previously acquired by Prospect) provided $14,000 in senior secured debt to Borga. The debt was comprised of $1,000 Senior Secured Revolver, $3,500 Senior Secured Term Loan A, $2,500 Senior Secured Term Loan B and $7,000 Senior Secured Term Loan C. On March 31, 2009, Borga made its final amortization payment on the Senior Secured Term Loan A. The other loans remained outstanding. Prospect owned warrants to purchase 33,750 shares of common stock in Metal Buildings Holding Corporation (“Metal Buildings”), the former holding company of Borga. Metal Buildings owned 100% of Borga, Inc.
On March 8, 2010, Prospect acquired the remaining common stock of Borga.
On January 24, 2014, Prospect contributed its holdings in Borga to STI. STI also holds $3,371 of proceeds from the sale of a minority equity interest in SMART LLC (“Smart”). Prospect initially acquired membership interests in SMART indirectly as part of the Patriot acquisition on December 2, 2009 recording a zero cost basis for the equity investment. The $3,371 was distributed to Prospect on May 29, 2014, of which $3,246 was paid from earnings and profits of STI and was recognized as dividend income by Prospect. The remaining $125 was recognized as return of capital by Prospect.
UPH Property Holdings, LLC
Prospect owns 100% of the equity of UPH Property Holdings, LLC (“UPH”). UPH owns 100% of the common equity of United Property Holdings Corp. (“UPRC”). UPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. In order to qualify as a REIT, UPRC issued 125 shares of Series A Cumulative Non-Voting Preferred Stock to 125 accredited investors. The preferred stockholders are entitled to receive cumulative dividends semi-annually at an annual rate of 12.5% and do not have the ability to participate in the management or operation of UPRC.
UPRC was formed to acquire, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. UPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties.
On December 31, 2013, APRC distributed its majority interests in five JVs holding real estate assets to APH. APH then distributed these JV interests to Prospect in a transaction characterized as a return of capital. Prospect, on the same day, contributed certain of these JV interests to NPH and the remainder to UPH (each wholly-owned subsidiaries of Prospect). Each of NPH and UPH immediately thereafter contributed these JV interests to NPRC and UPRC, respectively. The total investments in the JVs transferred to UPH and from UPH to UPRC consisted of $18,855 and $3,707 of debt and equity financing, respectively. There was no material gain or loss realized on these transactions.
Effective as of April 1, 2014, Prospect made a new $19,027 senior term loan to UPRC. UPRC then distributed this amount to UPH as a return of capital which was used to pay down the Senior Term Loan from UPH by the same amount. Effective April 1, 2014, United Property Holdings Corp. was renamed United Property REIT Corp. (continues as “UPRC”). UPH continues to own 100% of the common equity of UPRC at June 30, 2014.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

On June 4, 2014, Prospect made a $1,405 investment in UPH to purchase additional membership interests of UPH. The proceeds were utilized by UPH to purchase additional UPRC common equity for $1,405. The proceeds were utilized by UPRC to acquire the real property located at 1201 West College, Marshall, MO (“Taco Bell, MO”) for $1,405.
The following cash distributions were declared and paid from UPRC to UPH and recorded as a return of capital by UPH:

December 31, 2013 to June 30, 2014	$20,086
The following interest income was accrued and subsequently paid by UPH to Prospect and recognized by Prospect as interest income:

December 31, 2013 to June 30, 2014	$375
The following interest income was accrued and subsequently paid by UPRC to Prospect and recognized by Prospect as interest income:

December 31, 2013 to June 30, 2014	$553
At June 30, 2014, $6 of interest recognized above had not yet been paid by UPRC to Prospect and was included by Prospect within interest receivable.
At June 30, 2014, $173 of interest from UPH was capitalized payment-in-kind interest and was included by Prospect in the investment cost basis.
The following royalty payments were paid from UPH to Prospect and recognized by Prospect as other income:

December 31, 2013 to June 30, 2014	$69
The following royalty payments were paid from UPRC to Prospect and recognized by Prospect as other income:

December 31, 2013 to June 30, 2014	$87
The following managerial assistance payments were paid from UPRC to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

December 31, 2013 to June 30, 2014	$100
Valley Electric Holdings I, Inc.
As of June 30, 2014, Prospect owns 100% of the common stock of Valley Electric Holdings I, Inc. (“Valley Holdings I”). Valley Holdings I owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”). Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”), with Valley Electric management owning the remaining 5.01% of the equity. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”), a leading provider of specialty electrical services in the state of Washington and among the top 50 electrical contractors in the U.S.
On December 31, 2012, Prospect initially invested $52,098 (including 4,141,547 common shares of Prospect at a fair value of $44,650) in exchange for $32,572 was in the form of a senior secured note of Valley Holdings I, a $10,000 senior secured note of Valley Electric (discussed below) and $9,526 to purchase the common stock of Valley Holdings I. The proceeds were partially utilized by Valley Holdings I to purchase 100% of Valley Holdings II common stock for $40,528. The remaining proceeds at Valley Holdings I were used to pay $977 of structuring fees from Valley Holdings I to Prospect (which were recognized by Prospect as structuring fee income), $345 for legal services provided by attorneys at Prospect Administration and $248 was retained by Valley Holdings I as working capital. The $40,528 of proceeds received by Valley Holdings II were subsequently used to purchase 96.3% of Valley Electric’s common stock. The $40,528 proceeds received by Valley Electric, in addition to $1,500 co-invest from management, were used to fund an equity investment in Valley.
On December 31, 2012, Prospect invested $10,000 (as mentioned above) into Valley in the form of senior secured debt. Total proceeds of $52,028 received by Valley (including $42,028 equity investment mentioned above) were used to purchase the equity of Valley from third-party sellers for $45,650, pay $4,628 of third-party transaction expenses (including bonuses to Valley’s

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

management of $2,320), pay $250 from Valley to Prospect (which were recognized by Prospect as structuring fee income) and $1,500 was retained by Valley for working capital.
On June 24, 2014, Valley Holdings II and management of Valley formed Valley Electric and contributed their shares of Valley stock to Valley Electric. Prospect made a new $20,471 senior secured loan to Valley Electric. Valley Electric then distributed this amount to Valley Holdings I, via Valley Holdings II, as a return of capital which was used to pay down the senior secured note of Valley Holdings I by the same amount. The remaining principal amount of the senior secured note, $16,754, was then contributed to the capital of Valley Holdings I. At June 30, 2014, Prospect holds $30,581 of senior secured debt issued by Valley.
The following dividends were declared and paid from Valley to Valley Holdings II, which were subsequently distributed to and recognized as dividend income by Valley Holdings I:

December 31, 2012 to June 30, 2013	$1,865
July 1, 2013 to June 30, 2014	2,953
All dividends were paid from earnings and profits of Valley and Valley Holdings II.
The following cash payments from Valley Holdings I to Prospect were recorded as a repayment of loan receivable by Prospect:

December 31, 2012 to June 30, 2013	$—
July 1, 2013 to June 30, 2014	20,471
The following cash payments from Valley to Prospect were recorded as a repayment of loan receivable by Prospect:

December 31, 2012 to June 30, 2013	$100
July 1, 2013 to June 30, 2014	200
The following interest income was accrued and subsequently paid from Valley Holdings I to Prospect and recognized by Prospect as interest income:

December 31, 2012 to June 30, 2013	$1,489
July 1, 2013 to June 30, 2014	3,161
The following payment-in-kind interest was capitalized in the senior secured note to Valley Holdings I and recognized as interest income by Prospect:

December 31, 2012 to June 30, 2013	$1,489
July 1, 2013 to June 30, 2014	3,161
The following interest income was accrued by Prospect for interest due from Valley and recognized by Prospect as interest income:

December 31, 2012 to June 30, 2013	$408
July 1, 2013 to June 30, 2014	820
At June 30, 2014, $3 of interest recognized above had not yet been paid by Valley to Prospect and was included by Prospect within interest receivable.
The following payment-in-kind interest was capitalized in the senior secured note to Valley and recognized as interest income by Prospect:

December 31, 2012 to June 30, 2013	$125
July 1, 2013 to June 30, 2014	255
The following interest income was accrued and subsequently paid from Valley Electric to Prospect for interest due and recognized by Prospect as interest income:

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

December 31, 2012 to June 30, 2013	$—
July 1, 2013 to June 30, 2014	74
At June 30, 2014, $45 of interest recognized above had not yet been paid by Valley Electric to Prospect and was included by Prospect within interest receivable.
The following payment-in-kind interest was capitalized in the senior secured note to Valley Electric and recognized as interest income by Prospect:

December 31, 2012 to June 30, 2013	$—
July 1, 2013 to June 30, 2014	29
The following royalty payments were paid from Valley Holdings I to Prospect and recognized by Prospect as other income:

December 31, 2012 to June 30, 2013	$98
July 1, 2013 to June 30, 2014	148
The following managerial assistance payments were paid from Valley to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

December 31, 2012 to June 30, 2013	$150
July 1, 2013 to June 30, 2014	300
The following payments were paid from Valley Holdings I to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Valley Holdings I (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable to Prospect Administration resulting in a reduction of the overhead allocation from Prospect Administration):

December 31, 2012 to June 30, 2013	$345
July 1, 2013 to June 30, 2014	91
The following amounts were due from Valley Holdings I to Prospect for reimbursement of expenses and included by Prospect within other receivables on the respective Consolidated Statement of Assets and Liabilities:

June 30, 2013	$27
June 30, 2014	—
At June 30, 2014, Prospect had a $6 payable to Valley Holdings I for reimbursement in excess of expenses which was subsequently utilized to pay other expenses by Prospect on behalf of Valley Holdings I.
Wolf Energy Holdings Inc.
Prospect owns 100% of the equity of Wolf Energy Holdings Inc. (“Wolf Energy Holdings”). Wolf Energy Holdings owns 100% of each of Appalachian Energy Holdings LLC (“AEH”), Coalbed, LLC (“Coalbed”) and Wolf Energy, LLC (“Wolf Energy”). AEH owns 100% of C&S Operating, LLC and Coalbed owns 100% of Coalbed Operator, LLC.
Wolf Energy Holdings is a holding company formed to hold 100% of the outstanding membership interests of each of AEH and Coalbed. The membership interests and associated operating company debt of AEH and Coalbed, which were previously owned by Manx Energy, Inc. (“Manx”), were assigned to Wolf Energy Holdings effective June 30, 2012. The purpose of assignment was to remove those activities from Manx deemed non-core by the Manx convertible debt investors who were not interested in funding those operations. In addition, effective June 29, 2012, C&J Cladding Holding Company, Inc. (“C&J Holdings”) merged with and into Wolf Energy Holdings, with Wolf Energy Holdings as the surviving entity. At the time of the merger, C&J Holdings held the remaining undistributed proceeds in cash from the sale of its membership interests in C&J Cladding, LLC (“C&J”) (discussed below). The merger was effectuated in connection with the broader simplification of Prospect’s energy investment holdings.
On June 1, 2012, Prospect sold the membership interests in C&J for $5,500. Proceeds from the sale were used to pay a $3,000 distribution to Prospect ($580 reduction in cost basis and $2,420 realized gain recognized by Prospect), an advisory fee of $1,500

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

from C&J to Prospect (which was recognized by Prospect as other income) and $978 was retained by C&J as working capital to pay $22 of legal services provided by attorneys at Prospect Administration and third-party expenses.
On June 30, 2012, AEH and Coalbed loans with a cost basis of $7,991 were assigned by Prospect to Wolf Energy Holdings Inc. from Manx Energy, Inc.
On February 27, 2013, Prospect made a $50 senior secured debt investment senior secured to East Cumberland, L.L.C. (“East Cumberland”), a former wholly-owned subsidiary of AEH with AEH as guarantor. Proceeds were used to pay off vendors.
On April 15, 2013, Prospect foreclosed on the assets of H&M Oil & Glass, LLC (“H&M”). At the time of foreclosure, H&M was in default on loans receivables due to Prospect with a cost basis of $64,449. The assets previously held by H&M were assigned by Prospect to Wolf Energy in exchange for a $66,000 term loan secured by the assets. The cost basis in this loan of $44,632 was determined in accordance with ASC 310-40, Troubled Debt Restructurings by Creditors, and was equal to the fair value of assets at the time of transfer resulting in a capital loss of $19,647 in connection with the foreclosure on the assets. On May 17, 2013, Wolf Energy sold the assets located in Martin County, which were previously held by H&M, for $66,000. Proceeds from the sale were primarily used to repay the loan and net profits interest receivable due to us resulting in a realized capital gain of $11,826 offsetting the previously recognized loss. Prospect received $3,960 of structuring and advisory fees from Wolf Energy during the year ended June 30, 2013 related to the sale and $991 under the net profits interest agreement which was recognized as other income during the fiscal year ended June 30, 2013.
Effective June 6, 2014, Appalachian Energy Holdings LLC was renamed Appalachian Energy LLC (continues as “AEH”).
The following interest income was paid to Prospect for interest due from Wolf Energy and recognized by Prospect as interest income:

June 30, 2012	$—
July 1, 2012 to June 30, 2013	452
July 1, 2013 to June 30, 2014	—

Note 15. Litigation
From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of these matters as they arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources. During the year ended June 30, 2014, we received $5,825 of legal cost reimbursement from a litigation settlement, which had been expensed in prior quarters, and is recognized as other income on our consolidated financial statements. We are not aware of any other material litigation as of the date of this report.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

Note 16. Financial Highlights
The following is a schedule of financial highlights for each of the five years in the period ended June 30, 2014:

	Year Ended June 30,
	2014	2013	2012	2011	2010
Per Share Data
Net asset value at beginning of year	$10.72	$10.83	$10.36	$10.30	$12.40
Net investment income(1)	1.19	1.57	1.63	1.10	1.13
Net realized (loss) gain on investments(1)	(0.01)	(0.13)	0.32	0.19	(0.87)
Net change in unrealized (depreciation) appreciation on investments(1)	(0.12)	(0.37)	(0.28)	0.09	0.07
Dividends to shareholders	(1.32)	(1.28)	(1.22)	(1.21)	(1.33)
Common stock transactions(2)	0.10	0.10	0.02	(0.11)	(1.22)
Fair value of equity issued for Patriot acquisition	—	—	—	—	0.12
Net asset value at end of year	$10.56	$10.72	$10.83	$10.36	$10.30

Per share market value at end of year	$10.63	$10.80	$11.39	$10.11	$9.65
Total return based on market value(3)	10.88%	6.24%	27.21%	17.22%	17.66%
Total return based on net asset value(3)	10.97%	10.91%	18.03%	12.54%	(6.82%)
Shares of common stock outstanding at end of year	342,626,637	247,836,965	139,633,870	107,606,690	69,086,862
Weighted average shares of common stock outstanding	300,283,941	207,069,971	114,394,554	85,978,757	59,429,222

Ratios/Supplemental Data
Net assets at end of year	$3,618,182	$2,656,494	$1,511,974	$1,114,357	$711,424
Portfolio turnover rate	15.21%	29.24%	29.06%	27.63%	21.61%
Annualized ratio of operating expenses to average net assets	11.11%	11.50%	10.73%	8.47%	7.54%
Annualized ratio of net investment income to average net assets	11.18%	14.86%	14.92%	10.60%	10.69%

(1)	Financial highlights are based on the weighted average number of common shares outstanding for the period presented (except for dividends to shareholders which is based on actual rate per share).

(2)
Common stock transactions include the effect of our issuance of common stock in public offerings (net of underwriting and offering costs), shares issued in connection with our dividend reinvestment plan and shares issued to acquire investments. The fair value of equity issued to acquire portfolio investments from Patriot has been presented separately for the year ended June 30, 2010.

(3)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

Note 17. Selected Quarterly Financial Data (Unaudited)
The following table sets forth selected financial data for each quarter within the three years ended June 30, 2014:

	Investment Income		Net Investment Income		Net Realized and Unrealized Gains (Losses)		Net Increase in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
September 30, 2011	$55,342	$0.51	$27,877	$0.26	$12,023	$0.11	$39,900	$0.37
December 31, 2011	67,263	0.61	36,508	0.33	27,984	0.26	64,492	0.59
March 31, 2012	95,623	0.84	58,072	0.51	(7,863)	(0.07)	50,209	0.44
June 30, 2012	102,682	0.82	64,227	0.52	(27,924)	(0.22)	36,303	0.29

September 30, 2012	123,636	0.76	74,027	0.46	(26,778)	(0.17)	47,249	0.29
December 31, 2012	166,035	0.85	99,216	0.51	(52,727)	(0.27)	46,489	0.24
March 31, 2013	120,195	0.53	59,585	0.26	(15,156)	(0.07)	44,429	0.20
June 30, 2013	166,470	0.68	92,096	0.38	(9,407)	(0.04)	82,689	0.34

September 30, 2013	161,034	0.62	82,337	0.32	(2,437)	(0.01)	79,900	0.31
December 31, 2013	178,090	0.62	92,215	0.32	(6,853)	(0.02)	85,362	0.30
March 31, 2014	190,327	0.60	98,523	0.31	(16,422)	(0.06)	82,101	0.26
June 30, 2014	182,840	0.54	84,148	0.25	(12,491)	(0.04)	71,657	0.21

(1)	Per share amounts are calculated using the weighted average number of common shares outstanding for the period presented.

Note 18. Subsequent Events
On July 11, 2014, we increased total commitments to our Revolving Credit Facility by $10,000 to $867,500 in the aggregate.
On July 22, 2014, Injured Workers Pharmacy, LLC repaid the $22,678 loan receivable to us.
On July 23, 2014, Correctional Healthcare Holding Company, Inc. repaid the $27,100 loan receivable to us.
On July 23, 2014, we increased total commitments to our Revolving Credit Facility by $10,000 to $877,500 in the aggregate.
On July 24, 2014, we issued 98,503 shares of our common stock in connection with the dividend reinvestment plan.
On July 28, 2014, Tectum Holdings, Inc. repaid the $10,000 loan receivable to us.
On August 1, 2014, we sold our investments in AMU Holdings Inc. and Airmall Inc. for net proceeds of $51,379. In addition, there is $6,000 being held in escrow, of which 98% is due to Prospect, which will be recognized if and when received.
On August 5, 2014, we made an investment of $39,105 to purchase 70.94% of the subordinated notes in CIFC Funding 2014-IV, Ltd.
On August 13, 2014, we provided $210,000 of senior secured financing, of which $200,000 was funded at closing, to support the recapitalization of Trinity Services Group, Inc., a leading food services company in the H.I.G. Capital portfolio.
On August 14, 2014, we announced the then current conversion rate on the 2018 Notes as 83.6661 shares of common stock per $1 principal amount of the 2018 Notes converted, which is equivalent to a conversion price of approximately $11.95.
On August 21, 2014, we issued 129,435 shares of our common stock in connection with the dividend reinvestment plan.
On August 22, 2014, Byrider Systems Acquisition Corp. repaid the $11,177 loan receivable to us.
On August 22, 2014, Capstone Logistics, LLC repaid the $189,941 loan receivable to us.
On August 22, 2014, TriMark USA, LLC repaid the $10,000 loan receivable to us.

PROSPECTUS SUPPLEMENT

November 7, 2014

Incapital LLC
BofA Merrill Lynch
Citigroup
RBC Capital Markets

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